UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 070302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–5.05 0.48%	–1.85 3.86%	5.56 6.77%	5.82 6.42%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.14 0.38	–2.04 3.66	5.39 6.59	5.63 6.23	1.30 1.30
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–4.69 0.03	–1.96 2.88	5.48 5.80	5.44 5.44	2.06 2.06
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	–0.91 0.03	1.92 2.89	5.80 5.80	5.44 5.44	2.06 2.06
Class I Shares	No Sales Charge		5/1/1989	0.60	4.12	7.03	6.70	0.89
Class R1 Shares	No Sales Charge		1/2/2004	0.55	3.98	6.92	6.59	0.99
Class R2 Shares	No Sales Charge		1/2/2004	0.42	3.87	6.69	6.34	1.25
Class R3 Shares	No Sales Charge		4/28/2006	0.29	3.46	6.38	6.06	1.49
Class R6 Shares	No Sales Charge		12/15/2017	–1.65	N/A	N/A	N/A	0.79

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[4]	2.55%	6.83%	10.97%	9.22%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[5]	–1.69	–0.79	1.02	2.94
Balanced Composite Index[6]	0.89	3.80	7.02	7.08
Morningstar Allocation – 50% to 70% Equity Category Average[7]	1.30	6.91	6.34	5.74

4.	The Russell Midcap® Value Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar denominated U.S. treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index weighted 60%/40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.80	$5.47	$1,019.30	$5.51	1.10%

Investor Class Shares	$1,000.00	$1,003.80	$6.31	$1,018.50	$6.36	1.27%

Class B Shares	$1,000.00	$1,000.30	$10.02	$1,014.80	$10.09	2.02%

Class C Shares	$1,000.00	$1,000.30	$10.02	$1,014.80	$10.09	2.02%

Class I Shares	$1,000.00	$1,006.00	$4.23	$1,020.60	$4.26	0.85%

Class R1 Shares	$1,000.00	$1,005.50	$4.72	$1,020.10	$4.76	0.95%

Class R2 Shares	$1,000.00	$1,004.20	$5.96	$1,018.80	$6.01	1.20%

Class R3 Shares	$1,000.00	$1,002.90	$7.20	$1,017.60	$7.25	1.45%

Class R6 Shares[3,4]	$1,000.00	$983.50	$2.77	$1,015.80	$2.82	0.75%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 136 days for Class R6 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2018. Had these shares been offered for the full six-month period ended April 30, 2018, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.76 for Class R6 shares and the ending account value would have been $1,021.08 for Class R6 shares.
4.	The inception date was December 15, 2017.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.125%–2.875%, due 3/31/20–2/15/28

2.	Federal Home Loan Bank, 1.375%–3.00%, due 3/18/19–3/10/28

3.	Fifth Third Bancorp

4.	Federal National Mortgage Association, 1.25%–1.875%, due 7/26/19–9/24/26

5.	Marathon Petroleum Corp.
6.	Discovery, Inc.

7.	Federal Home Loan Mortgage Corporation, 1.25%–2.753%, due 1/25/19–1/30/23

8.	Andeavor

9.	Consolidated Edison, Inc.

10.	Xcel Energy, Inc.

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Thomas J. Girard, Kenneth Sommer and Donald Serek of NYL Investors LLC, the Fund’s fixed-income Subadvisor;1 and Andrew Ver Planck, CFA, and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Balanced Fund returned 0.48% for Class A shares, 0.38% for Investor Class shares and 0.03% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.60%, Class R1 shares returned 0.55%, Class R2 shares returned 0.42% and Class R3 shares returned 0.29%. For the six months ended April 30, 2018, all of the above share classes underperformed the 2.55% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark, and all of the above share classes outperformed the –1.69% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,2 which is a secondary benchmark of the Fund. For the six months ended April 30, 2018, all of the above share classes underperformed the 0.89% return of the Balanced Composite Index,2 which is an additional benchmark of the Fund, and the 1.30% return of the Morningstar Allocation—50% to 70% Equity Category Average.3 From their inception on December 15, 2017, until April 30, 2018, Class R6 shares returned –1.65%. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective November 6, 2017, Kenneth Sommer was added as a portfolio manager of the Fund and George Cherpelis was removed as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated November 6, 2017. Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the equity portion of the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. For more information on these changes, please refer to the supplement dated September 28, 2017.

What factors affected the Fund’s relative performance during the reporting period?

In the equity portion of the Fund, stock selection was mixed across sectors and was a modest detractor from performance relative to the Russell Midcap® Value Index. The positive impact from stock selection in the energy and consumer discretionary sectors was more than offset by negative contributions from the financials and consumer staples sectors, which detracted from relative performance. (Contributions take weightings and total returns into account.) Allocation effects—the effects of being overweight or underweight relative to the benchmark in specific sectors as a result of the Fund’s bottom-up stock-selection process—contributed positively to relative performance in the equity portion of the Fund. The Fund’s exposure to information technology, which, along with energy, was a definitive sector leader in the Russell Midcap Value Index®, benefited the Fund’s relative performance. The Fund held underweight positions in industrials, real estate investment trusts (REITs) and utilities relative to the Index, and these sector allocations also helped the Fund’s relative performance.

Throughout the reporting period, the fixed-income portion of the Fund maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities, which contributed positively to the Fund’s relative performance. The asset-backed securities sector was the best performing sector during the reporting period on a relative basis. Overweight positions relative to the Index in corporate bonds and commercial mortgage-backed securities also contributed positively to the Fund’s relative performance during the reporting period. During the first half of the reporting period, the corporate bond sector was the best-performing sector in the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The Fund’s overweight position in relation to the Index helped relative performance during this portion of the reporting period. The Fund’s overweight position in asset-backed securities also added to performance during the first half of the reporting period. During the second half of the reporting period, the Fund’s negative excess return4 in relation to the Index was driven by an overweight position in U.S. corporate bonds, particularly in the banking subsector.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, energy, industrials and consumer discretionary made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. The sectors that detracted the most from relative performance in the

1.	Effective May 4, 2018, AJ Rzad will be added as a portfolio manager of the Fund and Donald Serek will no longer serve as a portfolio manager of the Fund. Thomas J. Girard will serve as a portfolio manager of the Fund until June 2018.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
4.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

9

equity portion of the Fund were financials, consumer staples and telecommunication services.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributors to absolute performance in the equity portion of the Fund were petroleum refiners HollyFrontier and Marathon Petroleum and electronics retailer Best Buy. The most substantial detractors from absolute performance in the equity portion of the Fund were medical diagnostics and pharmaceuticals company OPKO Health, public utility company Edison International and jewelry retailer Signet Jewelers.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund initiated a long position in department store chain Macy’s in December 2017. The Fund purchased the stock on the basis of attractive valuation, and the Fund accumulated more shares as its momentum and sentiment scores later improved. The Fund also initiated a purchase of a social media stock Twitter in November 2017, based on strong price trend and sentiment readings.

The equity portion of the Fund exited long positions in two utilities stocks, Edison International and Eversource Energy, in February and March 2018, respectively. We believed that the return prospects of these companies deteriorated in terms of momentum and sentiment, as investors shunned defensive high-yielding bond-proxy stocks in favor of stocks that might benefit from a rising yield environment.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, the equity portion of the Fund increased its weightings relative to the Russell Midcap® Value Index in the consumer discretionary and consumer staples sectors. Over the same period, the equity portion of the Fund reduced its relative weightings in the industrials and utilities sectors.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2018, the equity portion of the Fund held overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the equity portion of the Fund held underweight positions relative to the Index in the real estate and industrials sectors.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were two occasions during which the duration of the fixed-income portion of the Fund was longer than that of the benchmark. These instances had a slightly negative impact on the performance of the fixed-income portion of the Fund. As of April 30, 2018, the effective duration of the fixed-income portion of the Fund was 4.07 years. As of the same date, the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index was 3.94 years.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund, and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Fund maintained overweight sector positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in financials, industrials and utilities. The positioning of the fixed-income portion of the Fund in the industrials sector, particularly in the energy and communications subcomponents, benefited performance relative to the Index. The positioning of the fixed-income portion of the Fund in the financials and utilities sectors detracted from performance relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. Overweight positions among banks had the most negative impact on the relative performance of the fixed-income portion of the Fund. An overweight position in the asset-backed securities sector contributed positively to relative performance during the reporting period. In the asset-backed securities sector, overweight positions in fixed-rate and floating-rate securities contributed positively to performance relative to the Index.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund generally made purchases of corporate bonds during periods of market weakness and sold corporate bonds as the market rallied.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

During the reporting period, the fixed-income portion of the Fund had overweight sector allocations relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in financials, industrials and utilities. In the middle of the reporting period, these weightings were increased to take advantage of better valuations in these sectors. The new-issue calendar was more robust than expected, which led to wider credit spreads among new issues and secondary bonds. In addition, higher interest rates made the all-in yield of investment-grade corporate bonds very attractive relative to other sectors in the Index. This combination of events led us to increase the Fund’s overweight positions in the corporate bond sector relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The increase in overweight relative to the Index was spread across financials, industrials and utilities. During the latter part of the reporting period, we added to the Fund’s overweight position in commercial mortgage-backed securities and asset-backed securities. We believed that both sectors offered an attractive yield and high credit-quality profile. Throughout the reporting period, we decreased the Fund’s weighting in U.S. Treasury securities to fund our purchases among spread6 assets.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2018, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in corporate bonds. In the corporate sector, the fixed-income portion of the Fund held overweight positions in financials, industrials and utilities. The fixed-income portion of the Fund also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. At the end of the reporting period, the largest overweight allocation within spread assets was in the corporate bond sector.

As of April 30, 2018, the fixed-income portion of the Fund held underweight positions relative to the Bloomberg Barclays Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors. As of the same date, the Fund also held an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Index in U.S. Treasury securities.

6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 28.9%† Asset-Backed Securities 3.0%
Auto Floor Plan Asset-Backed Securities 0.0%‡
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$200,000	$196,687

Automobile 0.1%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	400,000	397,799

Other Asset-Backed Securities 2.9%
AIMCO CLO (a)
Series 2018-AA, Class A 2.861%, due 4/17/31 (b)	1,000,000	999,952
Series 2017-AA, Class A 3.004% (3 Month LIBOR + 1.26%), due 7/20/29 (c)	500,000	501,269
Apidos CLO XXV Series 2016-25A, Class A1 3.204% (3 Month LIBOR + 1.46%), due 10/20/28 (a)(c)	1,250,000	1,253,817
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 2.911% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(c)	250,000	250,170
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 2.971% (3 Month LIBOR + 1.25%), due 4/15/29 (a)(c)	1,310,000	1,315,624
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	396,000	392,579
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 2.975% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	1,500,000	1,506,195
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	2,282,750	2,212,167
Dryden Senior Loan Fund Series 2018-64A, Class A 1.00%, due 4/18/31 (d)	500,000	500,000
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	271,712	265,312
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	198,000	198,123

	Principal Amount	Value

Other Asset-Backed Securities (continued)
Galaxy XIV CLO, Ltd. Series 2012-14A, Class AR 2.786% (3 Month LIBOR + 1.37%), due 11/15/26 (a)(c)	$500,000	$500,748
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 2.845%, due 2/5/31 (a)(b)	1,100,000	1,097,782
HPS Loan Management, Ltd. Series 2011-A17, Class A 2.652% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(c)	1,000,000	1,002,213
LCM, Ltd. Partnership Series 2015-A, Class AR 2.984% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(c)	650,000	653,517
Magnetite XII, Ltd. Series 2015-12A, Class AR 3.051% (3 Month LIBOR + 1.33%), due 4/15/27 (a)(c)	1,100,000	1,104,600
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 3.01% (3 Month LIBOR + 1.25%), due 1/28/30 (a)(c)	500,000	501,733
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.064% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(c)	500,000	502,427
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1R 2.576% (3 Month LIBOR + 1.14%), due 11/18/26 (a)(c)	643,000	643,067
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.025% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(c)	820,000	822,298
THL Credit Wind River CLO, Ltd. (a)
Series 2017-4A, Class A 2.655%, due 11/20/30 (b)	507,000	507,771
Series 2014-3A, Class AR 2.844% (3 Month LIBOR + 1.10%), due 1/22/27 (c)	650,000	650,372
Series 2017-2A, Class A 2.974% (3 Month LIBOR + 1.23%), due 7/20/30 (c)	250,000	250,544
Series 2012-1A, Class AR 3.171% (3 Month LIBOR + 1.45%), due 1/15/26 (c)	250,000	251,028
TIAA CLO III, Ltd. Series 2017-2A, Class A 2.871%, due 1/16/31 (a)(b)	1,000,000	1,000,325

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Volvo Financial Equipment LLC Series 2016-1A, Class A3 1.67%, due 2/18/20 (a)	$143,779	$143,257
Voya CLO, Ltd. Series 2014-2A, Class A1R 2.981% (3 Month LIBOR + 1.25%), due 4/17/30 (a)(c)	1,250,000	1,251,771

		20,278,661

Total Asset-Backed Securities (Cost $20,922,583)		20,873,147

Corporate Bonds 14.3%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,550,000	1,611,752

Auto Manufacturers 0.7%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	1,750,000	1,710,464
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	1,300,000	1,313,035
General Motors Financial Co., Inc. 4.35%, due 4/9/25	1,925,000	1,905,468

		4,928,967

Banks 4.2%
ABN AMRO Bank N.V. 2.65%, due 1/19/21 (a)	320,000	314,359
Bank of America Corp.
3.55%, due 3/5/24 (e)	425,000	421,862
4.45%, due 3/3/26	2,000,000	2,010,278
BNP Paribas S.A. 3.375%, due 1/9/25 (a)	525,000	502,564
Capital One Financial Corp. 3.80%, due 1/31/28	1,450,000	1,376,386
Citigroup, Inc.
2.876%, due 7/24/23 (e)	575,000	556,176
4.60%, due 3/9/26	1,500,000	1,513,933
Citizens Bank N.A. 2.25%, due 10/30/20	1,038,000	1,012,636
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,750,000	1,742,161
Credit Agricole S.A. (a)
3.25%, due 10/4/24	825,000	784,294
3.375%, due 1/10/22	375,000	370,849
3.75%, due 4/24/23	750,000	743,887
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,490,000	1,489,972

	Principal Amount	Value

Banks (continued)
Discover Bank 3.20%, due 8/9/21	$1,210,000	$1,194,827
♦Fifth Third Bancorp 4.30%, due 1/16/24	2,250,000	2,287,418
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (e)	750,000	724,047
3.85%, due 1/26/27	800,000	772,417
JPMorgan Chase & Co. 3.875%, due 9/10/24	2,575,000	2,540,019
Lloyds Banking Group PLC 2.907%, due 11/7/23 (e)	1,500,000	1,444,348
Mitsubishi UFJ Financial Group, Inc. 2.95%, due 3/1/21	1,098,000	1,087,963
Morgan Stanley
3.591%, due 7/22/28 (e)	425,000	404,051
4.10%, due 5/22/23	600,000	603,974
4.35%, due 9/8/26	1,175,000	1,167,530
Santander UK Group Holdings PLC (e)
3.373%, due 1/5/24	1,250,000	1,213,669
3.823%, due 11/3/28	425,000	398,757
SunTrust Bank 3.00%, due 2/2/23	950,000	928,719
UBS Group Funding Switzerland A.G. (a)
4.125%, due 4/15/26	600,000	594,453
4.253%, due 3/23/28	1,000,000	993,983
Wells Fargo & Co. 4.10%, due 6/3/26	550,000	538,027

		29,733,559

Beverages 0.3%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	615,000	607,865
Anheuser-Busch InBev Worldwide, Inc. 4.00%, due 4/13/28	1,250,000	1,241,854

		1,849,719

Biotechnology 0.2%
Celgene Corp. 3.875%, due 8/15/25	1,250,000	1,226,449

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	1,600,000	1,608,870
Masco Corp. 4.45%, due 4/1/25	1,090,000	1,101,554

		2,710,424

Chemicals 0.4%
Mosaic Co. 4.05%, due 11/15/27	525,000	496,261
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,079,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	$500,000	$481,250
Westlake Chemical Corp. 3.60%, due 8/15/26	775,000	735,326

		2,791,852

Diversified Financial Services 0.2%
American Express Credit Corp. 2.728% (3 Month LIBOR + 0.55%), due 3/18/19 (c)	725,000	727,707
Discover Financial Services
3.85%, due 11/21/22	525,000	519,836
5.20%, due 4/27/22	75,000	78,200

		1,325,743

Electric 1.0%
Commonwealth Edison Co. 3.10%, due 11/1/24	300,000	290,693
DTE Electric Co. 2.65%, due 6/15/22	1,500,000	1,453,105
Edison International 4.125%, due 3/15/28	775,000	769,623
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	1,250,000	1,217,600
Entergy Corp. 4.00%, due 7/15/22	1,500,000	1,519,700
Exelon Corp. 2.85%, due 6/15/20	825,000	816,778
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,225,000	1,246,826

		7,314,325

Electronics 0.1%
Amphenol Corp. 3.125%, due 9/15/21	400,000	395,697

Food 0.2%
Ingredion, Inc. 4.625%, due 11/1/20	650,000	670,278
McCormick & Co., Inc. 3.15%, due 8/15/24	1,050,000	1,006,934

		1,677,212

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	675,000	648,297
5.50%, due 1/17/27	625,000	644,531

		1,292,828

	Principal Amount	Value
Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	$2,088,000	$2,020,012

Health Care—Services 0.1%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	950,000	915,492

Insurance 0.4%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	1,450,000	1,520,638
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	1,050,000	1,017,404

		2,538,042

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	349,403
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	1,300,000	1,335,088

		1,684,491

Media 0.1%
Discovery Communications LLC 3.95%, due 3/20/28	625,000	593,668

Mining 0.5%
Anglo American Capital PLC (a)
4.75%, due 4/10/27	1,500,000	1,499,373
4.875%, due 5/14/25	485,000	491,937
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	1,600,000	1,614,944

		3,606,254

Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 4.375%, due 9/16/20	151,000	155,006

Multi-National 0.1%
International Bank for Reconstruction & Development 2.00%, due 10/30/20	1,000,000	981,820

Oil & Gas 0.9%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	1,700,000	1,760,999
BP Capital Markets PLC 3.062%, due 3/17/22	635,000	630,929
Cenovus Energy, Inc. 4.25%, due 4/15/27	1,400,000	1,346,160
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,050,000	1,084,222

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Nabors Industries, Inc. 5.00%, due 9/15/20	$1,210,000	$1,219,075
Petroleos Mexicanos
3.50%, due 1/30/23	300,000	283,950
4.875%, due 1/24/22	200,000	203,250
5.35%, due 2/12/28 (a)	150,000	142,710

		6,671,295

Packaging & Containers 0.2%
WestRock Co. 3.75%, due 3/15/25 (a)	1,125,000	1,105,736

Pharmaceuticals 0.7%
AbbVie, Inc. 2.30%, due 5/14/21	1,500,000	1,457,840
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	1,300,000	1,287,450
CVS Health Corp. 4.30%, due 3/25/28	2,000,000	1,978,282

		4,723,572

Pipelines 0.8%
Buckeye Partners, L.P. 4.15%, due 7/1/23	1,750,000	1,745,988
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	1,500,000	1,590,925
Enterprise Products Operating LLC 2.80%, due 2/15/21	350,000	345,779
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,590,000	1,647,517
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	525,000	499,769

		5,829,978

Real Estate Investment Trusts 0.6%
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,750,000	1,715,783
Simon Property Group, L.P. 2.625%, due 6/15/22	775,000	749,325
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,750,000	1,737,973

		4,203,081

Semiconductors 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, due 1/15/27	1,500,000	1,432,185

Software 0.4%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	2,075,000	2,000,963

	Principal Amount	Value
Software (continued)
Fiserv, Inc. 4.75%, due 6/15/21	$500,000	$520,324

		2,521,287

Telecommunications 0.6%
AT&T, Inc. 3.95%, due 1/15/25	408,000	404,589
Telefonica Emisiones SAU 4.103%, due 3/8/27	1,650,000	1,630,092
Verizon Communications, Inc. 5.15%, due 9/15/23	1,850,000	1,989,312

		4,023,993

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	410,165

Total Corporate Bonds (Cost $101,824,023)		100,274,604

Foreign Government Bonds 0.1%
Poland 0.0% ‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	150,000	159,156

Russia 0.1%
Russian Federation 3.50%, due 1/16/19 (a)	600,000	599,569

Total Foreign Government Bonds (Cost $748,386)		758,725

Mortgage-Backed Securities 1.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	600,000	592,668
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	300,000	303,789
Series 2018-B2, Class A2 3.662%, due 2/15/51	250,000	254,180
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	1,200,000	1,189,575
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	1,600,000	1,582,109

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	$200,000	$203,821
COMM Mortgage Trust Series 2013-LC13, Class A2 3.009%, due 8/10/46	379,965	380,018
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	1,500,000	1,480,367
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	400,000	401,931
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	387,212	387,605
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	497,117	497,048
Series 2017-C33, Class A2 3.14%, due 5/15/50	2,000,000	1,988,003
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	600,000	621,542
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	1,700,000	1,696,821
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	800,000	813,870
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	99,448

Total Mortgage-Backed Securities (Cost $12,898,977)		12,492,795

U.S. Government & Federal Agencies 9.7%
♦Federal Home Loan Bank 1.0%
1.375%, due 3/18/19	450,000	446,592
1.50%, due 10/21/19	800,000	788,994
1.70%, due 5/15/20	850,000	835,965
2.125%, due 2/11/20	1,200,000	1,191,814
2.30%, due 1/26/21	825,000	814,547
2.375%, due 3/30/20	550,000	548,527
2.50%, due 12/10/27	1,700,000	1,597,458
2.51%, due 12/29/22	700,000	683,082
3.00%, due 3/10/28	500,000	489,248

		7,396,227

	Principal Amount	Value
♦Federal Home Loan Mortgage Corporation 0.7%
1.25%, due 8/15/19	$650,000	$640,609
1.25%, due 10/2/19	775,000	762,159
1.35%, due 1/25/19	1,200,000	1,192,423
1.375%, due 8/15/19	850,000	838,849
1.50%, due 1/17/20	550,000	540,975
2.753%, due 1/30/23	650,000	639,642

		4,614,657

♦Federal National Mortgage Association 0.9%
1.25%, due 7/26/19	1,000,000	985,896
1.50%, due 2/28/20	1,100,000	1,080,312
1.75%, due 9/12/19	650,000	644,284
1.875%, due 9/24/26	3,700,000	3,358,945

		6,069,437

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
2.125%, due 4/24/26	400,000	372,721
2.50%, due 4/13/21	725,000	720,740

		1,093,461

♦United States Treasury Notes 7.0%
1.125%, due 7/31/21	475,000	452,178
1.50%, due 6/15/20	10,000,000	9,789,844
1.625%, due 11/15/22	5,600	5,328
1.875%, due 4/30/22	1,800,000	1,741,640
1.875%, due 9/30/22	500,000	481,660
2.125%, due 2/29/24	100,000	96,133
2.25%, due 3/31/20	14,950,000	14,884,594
2.25%, due 2/15/21	8,225,000	8,146,605
2.25%, due 10/31/24	1,850,000	1,780,697
2.375%, due 4/15/21	1,825,000	1,812,596
2.75%, due 4/30/23	5,700,000	5,689,535
2.75%, due 2/28/25	730,000	723,470
2.75%, due 2/15/28	3,300,000	3,248,180
2.875%, due 4/30/25	325,000	324,505

		49,176,965

Total U.S. Government & Federal Agencies (Cost $69,116,513)		68,350,747

Total Long-Term Bonds (Cost $205,510,482)		202,750,018

	Shares
Common Stocks 69.6%
Aerospace & Defense 1.5%
General Dynamics Corp.	6,023	1,212,490
Huntington Ingalls Industries, Inc.	8,112	1,972,919
Lockheed Martin Corp.	3,860	1,238,442
Raytheon Co.	5,352	1,096,839
Spirit AeroSystems Holdings, Inc., Class A	32,335	2,598,764

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Aerospace & Defense (continued)
Textron, Inc.	15,613	$970,192
United Technologies Corp.	9,198	1,105,140

		10,194,786

Air Freight & Logistics 0.3%
XPO Logistics, Inc. (f)	22,111	2,148,305

Airlines 0.4%
Copa Holdings S.A., Class A	5,181	607,057
Delta Air Lines, Inc.	21,263	1,110,354
JetBlue Airways Corp. (f)	56,036	1,075,331

		2,792,742

Auto Components 0.1%
Lear Corp.	2,001	374,127

Automobiles 0.3%
Ford Motor Co.	86,092	967,674
General Motors Co.	29,536	1,085,153

		2,052,827

Banks 3.7%
Bank of America Corp.	42,418	1,269,147
BB&T Corp.	21,187	1,118,674
CIT Group, Inc.	47,610	2,520,949
Citigroup, Inc.	18,437	1,258,694
Citizens Financial Group, Inc.	31,964	1,326,186
♦Fifth Third Bancorp	119,359	3,959,138
First Hawaiian, Inc.	69,254	1,907,948
Huntington Bancshares, Inc.	56,845	847,559
JPMorgan Chase & Co.	11,584	1,260,107
KeyCorp	172,279	3,431,798
M&T Bank Corp.	2,149	391,698
PNC Financial Services Group, Inc.	7,752	1,128,769
SunTrust Banks, Inc.	40,309	2,692,641
TCF Financial Corp.	22,917	569,029
U.S. Bancorp	22,247	1,122,361
Wells Fargo & Co.	24,322	1,263,771

		26,068,469

Beverages 0.4%
Coca-Cola Co.	23,017	994,564
Molson Coors Brewing Co., Class B	5,333	379,923
PepsiCo., Inc.	10,940	1,104,284

		2,478,771

Biotechnology 0.7%
Alexion Pharmaceuticals, Inc. (f)	8,104	953,273
Amgen, Inc.	6,442	1,124,000
Biogen, Inc. (f)	3,593	983,045
Gilead Sciences, Inc.	17,259	1,246,618

	Shares	Value
Biotechnology (continued)
OPKO Health, Inc. (f)(g)	118,838	$361,268

		4,668,204

Building Products 0.8%
Johnson Controls International PLC	28,655	970,545
Owens Corning	35,501	2,324,960
USG Corp. (f)	54,290	2,184,087

		5,479,592

Capital Markets 3.0%
Affiliated Managers Group, Inc.	2,686	442,814
Ameriprise Financial, Inc.	11,962	1,677,192
Bank of New York Mellon Corp.	23,006	1,254,057
BlackRock, Inc.	2,161	1,126,961
Charles Schwab Corp.	17,682	984,534
CME Group, Inc.	7,999	1,261,282
E*TRADE Financial Corp. (f)	9,170	556,436
Federated Investors, Inc., Class B	34,925	924,465
Franklin Resources, Inc.	29,130	979,933
Goldman Sachs Group, Inc.	4,098	976,676
Intercontinental Exchange, Inc.	17,481	1,266,673
Lazard, Ltd., Class A	36,893	2,007,717
Legg Mason, Inc.	53,256	2,114,263
Morgan Stanley	21,642	1,117,160
Morningstar, Inc.	3,010	326,826
Nasdaq, Inc.	24,430	2,157,658
Northern Trust Corp.	3,848	410,774
State Street Corp.	12,679	1,265,111
T. Rowe Price Group, Inc.	1,287	146,486

		20,997,018

Chemicals 2.1%
Air Products & Chemicals, Inc.	5,917	960,270
Ashland Global Holdings, Inc.	5,500	363,990
CF Industries Holdings, Inc.	70,058	2,718,251
DowDuPont, Inc.	15,365	971,683
Eastman Chemical Co.	11,305	1,154,014
Huntsman Corp.	70,416	2,096,284
LyondellBasell Industries N.V., Class A	11,977	1,266,328
Olin Corp.	50,944	1,537,999
PPG Industries, Inc.	10,489	1,110,575
Praxair, Inc.	6,308	962,096
Valvoline, Inc.	17,710	359,159
Westlake Chemical Corp.	9,341	999,207

		14,499,856

Commercial Services & Supplies 0.3%
Pitney Bowes, Inc.	86,637	885,430
Waste Management, Inc.	13,819	1,123,347

		2,008,777

Communications Equipment 0.3%
ARRIS International PLC (f)	26,425	713,475
Cisco Systems, Inc.	28,851	1,277,811
Juniper Networks, Inc.	3,638	89,458

		2,080,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.4%
Fluor Corp.	45,060	$2,656,287

Consumer Finance 1.3%
American Express Co.	11,271	1,113,011
Capital One Financial Corp.	10,735	972,806
Credit Acceptance Corp. (f)	5,271	1,743,858
Discover Financial Services	11,338	807,832
OneMain Holdings, Inc. (f)	19,828	611,694
Synchrony Financial	116,609	3,867,920

		9,117,121

Containers & Packaging 0.0%‡
Graphic Packaging Holding Co.	1,953	27,928

Diversified Consumer Services 0.2%
Graham Holdings Co., Class B	932	562,043
H&R Block, Inc.	41,433	1,145,622

		1,707,665

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B (f)	5,733	1,110,654

Diversified Telecommunication Services 0.3%
AT&T, Inc.	38,535	1,260,095
Verizon Communications, Inc.	19,775	975,896

		2,235,991

Electric Utilities 2.3%
American Electric Power Co., Inc.	16,192	1,133,116
Avangrid, Inc.	26,192	1,380,580
Duke Energy Corp.	12,324	987,892
Entergy Corp.	16,697	1,362,308
Exelon Corp.	28,594	1,134,610
FirstEnergy Corp.	46,403	1,596,263
Great Plains Energy, Inc.	55,916	1,830,131
NextEra Energy, Inc.	6,029	988,213
PG&E Corp.	21,257	979,948
Southern Co.	21,349	984,616
Westar Energy, Inc.	665	36,030
♦Xcel Energy, Inc.	86,042	4,030,207

		16,443,914

Electrical Equipment 0.4%
Eaton Corp. PLC	14,882	1,116,597
Emerson Electric Co.	16,739	1,111,637
Regal Beloit Corp.	9,252	658,742

		2,886,976

Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	41,998	1,134,786
Jabil, Inc.	83,383	2,217,988

		3,352,774

	Shares	Value
Energy Equipment & Services 0.9%
Halliburton Co.	21,478	$1,138,119
National Oilwell Varco, Inc.	38,922	1,505,114
Schlumberger, Ltd.	16,262	1,114,923
Transocean, Ltd. (f)	209,584	2,592,554

		6,350,710

Equity Real Estate Investment Trusts 5.5%
Apple Hospitality REIT, Inc.	125,091	2,250,387
AvalonBay Communities, Inc.	1,334	217,442
Camden Property Trust	1,326	113,240
CubeSmart	65,451	1,926,877
DDR Corp.	60,364	437,639
Empire State Realty Trust, Inc., Class A	47,285	823,705
Equity Residential	16,096	993,284
Gaming and Leisure Properties, Inc.	47,752	1,636,461
Highwoods Properties, Inc.	47,507	2,091,258
Hospitality Properties Trust	89,108	2,217,007
Host Hotels & Resorts, Inc.	163,399	3,196,084
Lamar Advertising Co., Class A	27,645	1,761,263
Life Storage, Inc.	26,048	2,303,685
National Retail Properties, Inc.	19,165	729,037
Omega Healthcare Investors, Inc.	45,956	1,193,937
Outfront Media, Inc.	14,492	271,725
Park Hotels & Resorts, Inc.	83,651	2,407,476
Piedmont Office Realty Trust, Inc., Class A	114,131	2,045,228
Prologis, Inc.	25,896	1,680,909
Retail Properties of America, Inc., Class A	84,759	978,119
Senior Housing Properties Trust	14,158	220,440
Simon Property Group, Inc.	7,523	1,176,146
SL Green Realty Corp.	3,163	309,152
Spirit Realty Capital, Inc.	273,001	2,197,658
Uniti Group, Inc. (f)	63,351	1,141,585
VEREIT, Inc.	185,587	1,261,992
Vornado Realty Trust	15,207	1,034,532
Weyerhaeuser Co.	13,478	495,721
WP Carey, Inc.	23,501	1,500,539

		38,612,528

Food & Staples Retailing 0.9%
Kroger Co.	44,079	1,110,350
U.S. Foods Holding Corp. (f)	73,910	2,526,244
Walgreens Boots Alliance, Inc.	16,927	1,124,799
Walmart, Inc.	14,503	1,282,935

		6,044,328

Food Products 1.9%
Archer-Daniels-Midland Co.	27,819	1,262,426
Bunge, Ltd.	38,414	2,774,643
Conagra Brands, Inc.	47,216	1,750,297
General Mills, Inc.	22,177	970,022
Kraft Heinz Co.	17,163	967,650
Mondelez International, Inc., Class A	24,743	977,349

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Pilgrim’s Pride Corp. (f)	65,099	$1,406,139
TreeHouse Foods, Inc. (f)	48,796	1,878,646
Tyson Foods, Inc., Class A	14,454	1,013,225

		13,000,397

Gas Utilities 0.1%
National Fuel Gas Co.	14,812	760,596

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	18,987	1,103,714
Baxter International, Inc.	16,141	1,121,800
Danaher Corp.	11,099	1,113,452
Hill-Rom Holdings, Inc.	8,816	756,677
Medtronic PLC	14,018	1,123,262
STERIS PLC	13,810	1,305,321
Zimmer Biomet Holdings, Inc.	992	114,249

		6,638,475

Health Care Providers & Services 2.7%
Aetna, Inc.	5,502	985,133
Anthem, Inc.	5,381	1,269,862
Centene Corp. (f)	31,181	3,385,633
Cigna Corp.	7,409	1,273,014
CVS Health Corp.	14,325	1,000,315
DaVita, Inc. (f)	37,095	2,329,195
Express Scripts Holding Co. (f)	16,627	1,258,664
HCA Healthcare, Inc.	13,378	1,280,810
Humana, Inc.	4,305	1,266,445
McKesson Corp.	6,391	998,338
MEDNAX, Inc. (f)	39,400	1,808,854
WellCare Health Plans, Inc. (f)	9,736	1,997,438

		18,853,701

Hotels, Restaurants & Leisure 0.8%
Carnival Corp.	19,833	1,250,669
Extended Stay America, Inc.	51,912	1,016,437
Hyatt Hotels Corp., Class A	12,111	930,973
Royal Caribbean Cruises, Ltd.	20,327	2,199,178

		5,397,257

Household Durables 0.4%
Lennar Corp., Class A	22,654	1,198,170
Whirlpool Corp.	8,909	1,380,450

		2,578,620

Household Products 0.4%
Colgate-Palmolive Co.	14,777	963,904
Kimberly-Clark Corp.	11,001	1,139,044
Procter & Gamble Co.	13,525	978,398

		3,081,346

Independent Power & Renewable Electricity Producers 1.1%
AES Corp.	219,645	2,688,455

	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
NRG Energy, Inc.	82,415	$2,554,865
Vistra Energy Corp. (f)	111,250	2,542,062

		7,785,382

Industrial Conglomerates 0.6%
Carlisle Cos., Inc.	21,999	2,369,952
General Electric Co.	68,430	962,810
Honeywell International, Inc.	7,695	1,113,313

		4,446,075

Insurance 5.8%
Aflac, Inc.	27,923	1,272,451
Allstate Corp.	13,077	1,279,192
American Financial Group, Inc.	2,034	230,290
American International Group, Inc.	17,717	992,152
American National Insurance Co.	7,523	907,800
Arthur J. Gallagher & Co.	20,400	1,427,796
Assurant, Inc.	15,347	1,424,509
Assured Guaranty, Ltd.	32,753	1,188,606
Athene Holding, Ltd., Class A (f)	49,350	2,418,150
Brighthouse Financial, Inc. (f)	19,044	967,054
Chubb, Ltd.	8,282	1,123,619
Cincinnati Financial Corp.	39,577	2,783,846
CNA Financial Corp.	39,134	1,974,702
First American Financial Corp.	43,781	2,237,647
FNF Group	23,157	852,872
Lincoln National Corp.	45,112	3,186,712
Mercury General Corp.	39,003	1,783,607
MetLife, Inc.	26,479	1,262,254
Old Republic International Corp.	111,526	2,275,130
Principal Financial Group, Inc.	1,097	64,964
Prudential Financial, Inc.	11,899	1,265,102
Reinsurance Group of America, Inc.	17,669	2,639,749
Travelers Cos., Inc.	9,593	1,262,439
Unum Group	26,950	1,303,841
W.R. Berkley Corp.	33,849	2,523,782
Willis Towers Watson PLC	14,032	2,083,892

		40,732,158

Internet & Direct Marketing Retail 0.4%
Liberty Expedia Holdings, Inc., Class A (f)	19,658	802,046
Qurate Retail Group, Inc. QVC Group., Class A (f)	92,660	2,169,171

		2,971,217

Internet Software & Services 1.1%
Akamai Technologies, Inc. (f)	41,209	2,952,625
eBay, Inc. (f)	32,976	1,249,131
Twitter, Inc. (f)	107,358	3,254,021

		7,455,777

IT Services 1.4%
Conduent, Inc. (f)	115,913	2,255,667
CoreLogic, Inc. (f)	40,819	2,020,541
Fidelity National Information Services, Inc.	2,641	250,816

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
International Business Machines Corp.	8,693	$1,260,137
Sabre Corp.	94,672	1,954,030
Teradata Corp. (f)	58,096	2,377,288

		10,118,479

Leisure Products 0.1%
Brunswick Corp.	13,167	788,440

Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	4,601	967,820

Machinery 1.2%
AGCO Corp.	35,653	2,234,730
Caterpillar, Inc.	7,721	1,114,604
Crane Co.	1,650	138,006
Cummins, Inc.	21,119	3,376,084
Gates Industrial Corp. PLC (f)	31,023	485,820
PACCAR, Inc.	4,099	260,983
Trinity Industries, Inc.	31,999	1,019,808

		8,630,035

Marine 0.1%
Kirby Corp. (f)	12,337	1,052,346

Media 3.0%
Charter Communications, Inc., Class A (f)	3,789	1,027,918
Cinemark Holdings, Inc.	801	31,375
Comcast Corp., Class A	33,896	1,063,996
♦Discovery, Inc. (f)
Class A	96,812	2,289,604
Class C	112,143	2,491,818
DISH Network Corp., Class A (f)	26,733	896,892
Interpublic Group of Cos., Inc.	84,943	2,003,805
John Wiley & Sons, Inc., Class A	22,937	1,512,695
Liberty SiriusXM Group, Class C (f)	61	2,541
Lions Gate Entertainment Corp., Class A	29,733	740,054
News Corp.
Class A	92,792	1,482,816
Class B	117,300	1,906,125
Time Warner, Inc.	10,505	995,874
Twenty-First Century Fox, Inc.
Class A	27,146	992,458
Class B	27,456	990,338
Viacom, Inc.
Class A	935	33,239
Class B	46,646	1,406,843
Walt Disney Co.	11,315	1,135,234

		21,003,625

Metals & Mining 1.7%
Alcoa Corp. (f)	52,627	2,694,502
Freeport-McMoRan, Inc.	212,742	3,235,806

	Shares	Value
Metals & Mining (continued)
Newmont Mining Corp.	94,942	$3,730,271
Steel Dynamics, Inc.	534	23,929
United States Steel Corp.	68,473	2,316,442

		12,000,950

Mortgage Real Estate Investment Trusts 0.5%
New Residential Investment Corp.	119,897	2,095,799
Starwood Property Trust, Inc.	69,727	1,461,478

		3,557,277

Multi-Utilities 2.9%
Ameren Corp.	54,579	3,199,421
CenterPoint Energy, Inc.	68,124	1,725,581
CMS Energy Corp.	47,779	2,254,691
♦Consolidated Edison, Inc.	51,517	4,128,057
Dominion Energy, Inc.	15,138	1,007,585
DTE Energy Co.	28,325	2,985,455
Public Service Enterprise Group, Inc.	19,621	1,023,235
Sempra Energy	5,164	577,335
WEC Energy Group, Inc.	51,977	3,341,082

		20,242,442

Multiline Retail 1.0%
Kohl’s Corp.	44,949	2,792,232
Macy’s, Inc.	89,086	2,767,902
Target Corp.	17,744	1,288,214

		6,848,348

Oil, Gas & Consumable Fuels 5.4%
Anadarko Petroleum Corp.	18,896	1,272,079
♦Andeavor	30,823	4,263,437
Antero Resources Corp. (f)	54,651	1,038,369
Chevron Corp.	10,267	1,284,504
Concho Resources, Inc. (f)	405	63,670
ConocoPhillips	19,045	1,247,448
Continental Resources, Inc. (f)	17,770	1,173,886
Devon Energy Corp.	72,862	2,647,076
EOG Resources, Inc.	8,365	988,492
Exxon Mobil Corp.	15,773	1,226,351
HollyFrontier Corp.	50,567	3,068,911
Kinder Morgan, Inc.	60,668	959,768
Kosmos Energy, Ltd. (f)	239,780	1,688,051
Marathon Oil Corp.	50,452	920,749
♦Marathon Petroleum Corp.	67,360	5,045,938
Murphy Oil Corp.	82,327	2,478,866
Occidental Petroleum Corp.	14,558	1,124,751
PBF Energy, Inc., Class A	62,457	2,393,977
Phillips 66	11,335	1,261,699
Pioneer Natural Resources Co.	4,902	987,998
Valero Energy Corp.	11,435	1,268,485
Whiting Petroleum Corp. (f)	20,028	817,543
World Fuel Services Corp.	42,730	917,413

		38,139,461

Paper & Forest Products 0.3%
Domtar Corp.	48,756	2,140,388

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products 0.3%
Nu Skin Enterprises, Inc., Class A	29,270	$2,082,561

Pharmaceuticals 0.8%
Akorn, Inc. (f)	35,536	512,785
Allergan PLC	6,129	941,721
Bristol-Myers Squibb Co.	21,709	1,131,690
Johnson & Johnson	8,825	1,116,274
Merck & Co., Inc.	16,562	975,005
Mylan N.V. (f)	581	22,520
Pfizer, Inc.	30,658	1,122,389

		5,822,384

Real Estate Management & Development 0.4%
Jones Lang LaSalle, Inc.	14,993	2,541,463
Realogy Holdings Corp.	13,400	332,454

		2,873,917

Road & Rail 0.5%
CSX Corp.	16,610	986,468
Norfolk Southern Corp.	7,808	1,120,214
Union Pacific Corp.	8,547	1,142,135

		3,248,817

Semiconductors & Semiconductor Equipment 1.5%
First Solar, Inc. (f)	33,337	2,363,926
Intel Corp.	24,042	1,241,048
Micron Technology, Inc. (f)	25,439	1,169,685
NXP Semiconductors N.V. (f)	11,022	1,156,208
ON Semiconductor Corp. (f)	81,334	1,795,855
Qorvo, Inc. (f)	23,292	1,569,881
QUALCOMM, Inc.	25,273	1,289,176

		10,585,779

Software 0.7%
CA, Inc.	60,180	2,094,264
Nuance Communications, Inc. (f)	31,605	465,225
Oracle Corp.	27,752	1,267,434
SS&C Technologies Holdings, Inc.	19,961	991,064

		4,817,987

Specialty Retail 2.1%
Best Buy Co., Inc.	48,406	3,704,511
Foot Locker, Inc.	52,818	2,275,399
Gap, Inc.	81,436	2,381,189
L Brands, Inc.	44,921	1,568,192
Signet Jewelers, Ltd.	29,367	1,141,789
Urban Outfitters, Inc. (f)	56,515	2,275,859
Williams-Sonoma, Inc.	23,855	1,140,269

		14,487,208

Technology Hardware, Storage & Peripherals 1.1%
Hewlett Packard Enterprise Co.	73,347	1,250,566
HP, Inc.	59,381	1,276,098
NetApp, Inc.	30,075	2,002,394
Western Digital Corp.	43,600	3,435,244

		7,964,302

	Shares	Value
Textiles, Apparel & Luxury Goods 0.6%
Michael Kors Holdings, Ltd. (f)	40,909	$2,798,994
Ralph Lauren Corp.	13,466	1,479,240

		4,278,234

Tobacco 0.1%
Philip Morris International, Inc.	12,075	990,150

Trading Companies & Distributors 0.3%
W.W. Grainger, Inc.	7,056	1,985,206

Wireless Telecommunication Services 0.5%
Sprint Corp. (f)	188,297	1,056,346
T-Mobile U.S., Inc. (f)	17,624	1,066,428
Telephone & Data Systems, Inc.	53,508	1,462,374
United States Cellular Corp. (f)	5,866	232,118

		3,817,266

Total Common Stocks (Cost $410,108,362)		488,535,517

Exchange-Traded Funds 1.4%
iShares Intermediate Government / Credit Bond ETF	23,175	2,491,776
iShares Russell 1000 Value ETF	22,157	2,666,373
SPDR S&P 500 ETF Trust	5,238	1,385,503
SPDR S&P MidCap 400 ETF Trust	9,221	3,139,843
Vanguard Mid-Cap Value ETF	2,837	311,730

Total Exchange-Traded Funds (Cost $9,703,733)		9,995,225

	Principal Amount

Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $2,212,243 (Collateralized by United States Treasury Notes with a rate of 1.875% and maturity dates between 5/31/22 and 10/31/22, with a Principal Amount of $2,335,000 and a Market Value of $2,262,357)	$2,212,197	2,212,197

Total Short-Term Investment (Cost $2,212,197)		2,212,197

Total Investments (Cost $627,534,774)	100.2%	703,492,957
Other Assets, Less Liabilities	(0.2)	(1,138,006)
Net Assets	100.0%	$702,354,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30,
2018, the total market value of fair valued security was $500,000, which represented 0.1% of the Fund’s net assets.

(e)	Fixed to floating rate - Rate shown was the rate in effect as of April 30, 2018.

(f)	Non-income producing security.

(g)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $357,653 and the Fund received non-cash collateral in the amount of $382,359 (See Note 2(J))

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	96	June 2018	$20,387,598	$20,356,501	$(31,097)
5-Year United States Treasury Note	75	June 2018	8,544,416	8,513,086	(31,330)
10-Year United States Treasury Ultra Note	(48)	June 2018	(6,130,507)	(6,138,750)	(8,243)
10-Year United States Treasury Note	32	June 2018	3,835,808	3,828,000	(7,808)
United States Treasury Long Bond	(2)	June 2018	(283,367)	(287,688)	(4,321)

			$26,353,948	$26,271,149	$(82,799)

1.	As of April 30, 2018, cash in the amount of $60,242 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$20,873,147	$—	$20,873,147
Corporate Bonds	—	100,274,604	—	100,274,604
Foreign Government Bonds	—	758,725	—	758,725
Mortgage-Backed Securities	—	12,492,795	—	12,492,795
U.S. Government & Federal Agencies	—	68,350,747	—	68,350,747

Total Long-Term Bonds	—	202,750,018	—	202,750,018

Common Stocks	488,535,517	—	—	488,535,517
Exchange-Traded Funds	9,995,225	—	—	9,995,225
Short-Term Investment
Repurchase Agreement	—	2,212,197	—	2,212,197

Total Investments in Securities	$498,530,742	$204,962,215	$—	$703,492,957

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(82,799)	$—	$—	$(82,799)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018 (a)
Rights Food & Staples Retailing	$18,063	$—	$(1,440)	$—	$—	$(16,623)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $627,534,774) including securities on loan of $357,653	$703,492,957
Cash	329,257
Cash collateral on deposit at broker for futures contracts	60,242
Receivables:
Investment securities sold	48,053,366
Dividends and interest	1,526,284
Fund shares sold	277,676
Securities lending income	429
Other assets	78,011

Total assets	753,818,222

Liabilities
Payables:
Investment securities purchased	49,858,893
Fund shares redeemed	806,412
Manager (See Note 3)	409,765
NYLIFE Distributors (See Note 3)	159,097
Transfer agent (See Note 3)	94,006
Shareholder communication	53,513
Professional fees	40,703
Variation margin on futures contracts	25,209
Custodian	11,187
Trustees	1,498
Accrued expenses	2,988

Total liabilities	51,463,271

Net assets	$702,354,951

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,146
Additional paid-in capital	621,979,134

622,001,280
Undistributed net investment income	589,393
Accumulated net realized gain (loss) on investments and futures transactions	3,888,894
Net unrealized appreciation (depreciation) on investments and futures contracts	75,875,384

Net assets	$702,354,951

Class A
Net assets applicable to outstanding shares	$268,699,935

Shares of beneficial interest outstanding	8,474,047

Net asset value per share outstanding	$31.71
Maximum sales charge (5.50% of offering price)	1.85

Maximum offering price per share outstanding	$33.56

Investor Class
Net assets applicable to outstanding shares	$53,985,547

Shares of beneficial interest outstanding	1,701,342

Net asset value per share outstanding	$31.73
Maximum sales charge (5.50% of offering price)	1.85

Maximum offering price per share outstanding	$33.58

Class B
Net assets applicable to outstanding shares	$21,557,787

Shares of beneficial interest outstanding	682,908

Net asset value and offering price per share outstanding	$31.57

Class C
Net assets applicable to outstanding shares	$85,832,167

Shares of beneficial interest outstanding	2,720,923

Net asset value and offering price per share outstanding	$31.55

Class I
Net assets applicable to outstanding shares	$259,801,015

Shares of beneficial interest outstanding	8,173,640

Net asset value and offering price per share outstanding	$31.79

Class R1
Net assets applicable to outstanding shares	$1,932,830

Shares of beneficial interest outstanding	60,890

Net asset value and offering price per share outstanding	$31.74

Class R2
Net assets applicable to outstanding shares	$5,241,887

Shares of beneficial interest outstanding	165,110

Net asset value and offering price per share outstanding	$31.75

Class R3
Net assets applicable to outstanding shares	$5,279,193

Shares of beneficial interest outstanding	166,671

Net asset value and offering price per share outstanding	$31.67

Class R6
Net assets applicable to outstanding shares	$24,590

Shares of beneficial interest outstanding	773

Net asset value and offering price per share outstanding (a)	$31.79

(a)	The difference between the recalculated and stated NAV was caused by rounding.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,020,426
Interest	3,330,162
Securities lending income	3,237
Other income	2,905

Total income	9,356,730

Expenses
Manager (See Note 3)	2,586,832
Distribution/Service—Class A (See Note 3)	344,711
Distribution/Service—Investor Class (See Note 3)	68,206
Distribution/Service—Class B (See Note 3)	116,393
Distribution/Service—Class C (See Note 3)	455,404
Distribution/Service—Class R2 (See Note 3)	6,588
Distribution/Service—Class R3 (See Note 3)	13,169
Transfer agent (See Note 3)	515,555
Registration	59,918
Professional fees	45,678
Shareholder communication	40,487
Custodian	11,705
Trustees	8,475
Shareholder service (See Note 3)	6,259
Miscellaneous	19,404

Total expenses before waiver/reimbursement	4,298,784
Expense waiver/reimbursement from Manager (See Note 3)	(14,970)

Net expenses	4,283,814

Net investment income (loss)	5,072,916

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	9,984,087
Futures transactions	(651,746)

Net realized gain (loss) on investments and futures transactions	9,332,341

Net change in unrealized appreciation (depreciation) on:
Investments	(10,528,042)
Futures contracts	116,195

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,411,847)

Net realized and unrealized gain (loss) on investments and futures transactions	(1,079,506)

Net increase (decrease) in net assets resulting from operations	$3,993,410

(a)	Dividends recorded net of foreign withholding taxes in the amount of $921.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,072,916	$8,911,048
Net realized gain (loss) on investments and futures transactions	9,332,341	43,727,194
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,411,847)	24,602,812

Net increase (decrease) in net assets resulting from operations	3,993,410	77,241,054

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,091,761)	(3,058,138)
Investor Class	(368,194)	(762,885)
Class B	(64,353)	(85,659)
Class C	(258,754)	(322,794)
Class I	(2,457,415)	(4,340,571)
Class R1	(16,640)	(27,062)
Class R2	(37,435)	(195,165)
Class R3	(30,815)	(42,264)
Class R6	(148)	—

	(5,325,515)	(8,834,538)

From net realized gain on investments:
Class A	(15,281,812)	(3,402,308)
Investor Class	(3,093,848)	(1,152,864)
Class B	(1,337,398)	(398,773)
Class C	(5,189,969)	(1,445,417)
Class I	(16,015,065)	(4,076,252)
Class R1	(112,368)	(29,627)
Class R2	(292,197)	(538,186)
Class R3	(284,397)	(50,535)

	(41,607,054)	(11,093,962)

Total dividends and distributions to shareholders	(46,932,569)	(19,928,500)

Capital share transactions:
Net proceeds from sale of shares	41,185,065	124,494,072
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	45,399,854	19,150,776
Cost of shares redeemed	(101,683,820)	(234,180,543)

Increase (decrease) in net assets derived from capital share transactions	(15,098,901)	(90,535,695)

Net increase (decrease) in net assets	(58,038,060)	(33,223,141)

	2018	2017
Net Assets
Beginning of period	760,393,011	793,616,152

End of period	$702,354,951	$760,393,011

Undistributed net investment income at end of period	$589,393	$841,992

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.63	$31.27	$32.13		$34.91	$33.91	$28.37

Net investment income (loss) (a)	0.23	0.39	0.40		0.37	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.03)	2.80	0.79		0.03	3.19	5.54

Total from investment operations	0.20	3.19	1.19		0.40	3.51	5.86

Less dividends and distributions:
From net investment income	(0.25)	(0.39)	(0.40)		(0.32)	(0.31)	(0.32)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.12)	(0.83)	(2.05)		(3.18)	(2.51)	(0.32)

Net asset value at end of period	$31.71	$33.63	$31.27		$32.13	$34.91	$33.91

Total investment return (b)	0.48%	10.32%	3.95%		1.06%	11.08%	20.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	1.19%	1.30	%(c)	1.12%	0.95%	1.04%
Net expenses	1.10%††	1.10%	1.11	%(d)	1.13%	1.13%	1.16%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$268,700	$281,174	$240,565		$244,512	$229,459	$185,670

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.12%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.65	$31.29	$32.14		$34.93	$33.93	$28.39

Net investment income (loss) (a)	0.20	0.34	0.35		0.32	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.03)	2.79	0.80		0.02	3.19	5.53

Total from investment operations	0.17	3.13	1.15		0.34	3.46	5.80

Less dividends and distributions:
From net investment income	(0.22)	(0.33)	(0.35)		(0.27)	(0.26)	(0.26)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.09)	(0.77)	(2.00)		(3.13)	(2.46)	(0.26)

Net asset value at end of period	$31.73	$33.65	$31.29		$32.14	$34.93	$33.93

Total investment return (b)	0.38%	10.13%	3.82%		0.91%	10.85%	20.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%††	1.05%	1.14	%(c)	0.98%	0.79%	0.86%
Net expenses	1.27%††	1.26%	1.26	%(d)	1.27%	1.29%	1.34%
Expenses (before waiver/ reimbursement)	1.29%††	1.26%	1.26	%(d)	1.27%	1.29%	1.34%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$53,986	$55,541	$81,762		$81,571	$79,169	$73,801

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.27%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.48	$31.15	$32.01		$34.81	$33.82	$28.30

Net investment income (loss) (a)	0.08	0.09	0.12		0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	(0.03)	2.78	0.79		0.01	3.18	5.51

Total from investment operations	0.05	2.87	0.91		0.09	3.20	5.56

Less dividends and distributions:
From net investment income	(0.09)	(0.10)	(0.12)		(0.03)	(0.01)	(0.04)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(1.96)	(0.54)	(1.77)		(2.89)	(2.21)	(0.04)

Net asset value at end of period	$31.57	$33.48	$31.15		$32.01	$34.81	$33.82

Total investment return (b)	0.03%	9.31%	3.03%		0.16%	10.06%	19.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%††	0.29%	0.40	%(c)	0.24%	0.05%	0.15%
Net expenses	2.02%††	2.02%	2.01	%(d)	2.02%	2.04%	2.10%
Expenses (before waiver/ reimbursement)	2.04%††	2.02%	2.01	%(d)	2.02%	2.04%	2.10%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$21,558	$24,551	$27,999		$30,702	$35,506	$41,749

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.46	$31.13	$32.00		$34.79	$33.81	$28.29

Net investment income (loss) (a)	0.08	0.09	0.12		0.07	0.01	0.03
Net realized and unrealized gain (loss) on investments	(0.03)	2.78	0.78		0.03	3.18	5.53

Total from investment operations	0.05	2.87	0.90		0.10	3.19	5.56

Less dividends and distributions:
From net investment income	(0.09)	(0.10)	(0.12)		(0.03)	(0.01)	(0.04)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(1.96)	(0.54)	(1.77)		(2.89)	(2.21)	(0.04)

Net asset value at end of period	$31.55	$33.46	$31.13		$32.00	$34.79	$33.81

Total investment return (b)	0.03%	9.32%	3.00%		0.19%	10.03%	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%††	0.29%	0.40	%(c)	0.21%	0.04%	0.11%
Net expenses	2.02%††	2.02%	2.01	%(d)	2.02%	2.04%	2.09%
Expenses (before waiver/ reimbursement)	2.04%††	2.02%	2.01	%(d)	2.02%	2.04%	2.09%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$85,832	$94,447	$102,410		$108,936	$84,308	$65,110

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.02%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.71	$31.35	$32.20		$34.99	$33.97	$28.42

Net investment income (loss) (a)	0.27	0.47	0.48		0.45	0.41	0.41
Net realized and unrealized gain (loss) on investments	(0.03)	2.80	0.79		0.02	3.21	5.54

Total from investment operations	0.24	3.27	1.27		0.47	3.62	5.95

Less dividends and distributions:
From net investment income	(0.29)	(0.47)	(0.47)		(0.40)	(0.40)	(0.40)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.16)	(0.91)	(2.12)		(3.26)	(2.60)	(0.40)

Net asset value at end of period	$31.79	$33.71	$31.35		$32.20	$34.99	$33.97

Total investment return (b)	0.60%	10.57%	4.23%		1.31%	11.37%	21.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69%††	1.45%	1.55	%(c)	1.37%	1.21%	1.30%
Net expenses	0.85%††	0.85%	0.86	%(d)	0.88%	0.88%	0.91%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$259,801	$291,941	$296,970		$302,328	$303,727	$244,477

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.87%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Six months ended April 30,	Year ended October 31,
Class R1	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.66	$31.30	$32.16		$34.94	$33.93	$28.39

Net investment income (loss) (a)	0.26	0.44	0.44		0.43	0.38	0.37
Net realized and unrealized gain (loss) on investments	(0.04)	2.79	0.79		0.02	3.19	5.54

Total from investment operations	0.22	3.23	1.23		0.45	3.57	5.91

Less dividends and distributions:
From net investment income	(0.27)	(0.43)	(0.44)		(0.37)	(0.36)	(0.37)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.14)	(0.87)	(2.09)		(3.23)	(2.56)	(0.37)

Net asset value at end of period	$31.74	$33.66	$31.30		$32.16	$34.94	$33.93

Total investment return (b)	0.55%	10.47%	4.10%		1.24%	11.24%	20.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%††	1.35%	1.44	%(c)	1.31%	1.12%	1.20%
Net expenses	0.95%††	0.95%	0.96	%(d)	0.98%	0.97%	1.01%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$1,933	$2,016	$2,130		$1,969	$6,392	$10,881

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.97%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.67	$31.26	$32.12		$34.91	$33.90	$28.37

Net investment income (loss) (a)	0.22	0.39	0.37		0.33	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.04)	2.81	0.78		0.02	3.20	5.52

Total from investment operations	0.18	3.20	1.15		0.35	3.49	5.82

Less dividends and distributions:
From net investment income	(0.23)	(0.35)	(0.36)		(0.28)	(0.28)	(0.29)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.10)	(0.79)	(2.01)		(3.14)	(2.48)	(0.29)

Net asset value at end of period	$31.75	$33.67	$31.26		$32.12	$34.91	$33.90

Total investment return (b)	0.42%	10.37%	3.85%		0.96%	10.97%	20.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%††	1.19%	1.21	%(c)	1.02%	0.85%	0.95%
Net expenses	1.20%††	1.21%	1.21	%(d)	1.23%	1.23%	1.26%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$5,242	$5,234	$38,233		$49,230	$47,872	$53,833

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.22%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$33.59	$31.25	$32.10		$34.89	$33.89	$28.36

Net investment income (loss) (a)	0.18	0.27	0.29		0.26	0.20	0.17
Net realized and unrealized gain (loss) on investments	(0.04)	2.78	0.80		0.01	3.20	5.58

Total from investment operations	0.14	3.05	1.09		0.27	3.40	5.75

Less dividends and distributions:
From net investment income	(0.19)	(0.27)	(0.29)		(0.20)	(0.20)	(0.22)
From net realized gain on investments	(1.87)	(0.44)	(1.65)		(2.86)	(2.20)	—

Total dividends and distributions	(2.06)	(0.71)	(1.94)		(3.06)	(2.40)	(0.22)

Net asset value at end of period	$31.67	$33.59	$31.25		$32.10	$34.89	$33.89

Total investment return (b)	0.29%	9.88%	3.63%		0.69%	10.67%	20.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	0.82%	0.94	%(c)	0.80%	0.61%	0.54%
Net expenses	1.45%††	1.45%	1.46	%(d)	1.48%	1.47%	1.50%
Portfolio turnover rate	92%	191%	271%		201%	162%	167	%(e)
Net assets at end of period (in 000’s)	$5,279	$5,490	$3,548		$3,086	$2,674	$2,451

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.47%.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 163% for the year ended October 31, 2013.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	December 15, 2017* through April 30,
Class R6	2018**
Net asset value at beginning of period	$32.52

Net investment income (loss) (a)	0.21
Net realized and unrealized gain (loss) on investments	(0.75)

Total from investment operations	(0.54)

Less dividends:
From net investment income	(0.19)

Net asset value at end of period	$31.79

Total investment return (b)	(1.65%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70	% ††
Net expenses	0.75	% ††
Portfolio turnover rate	92%
Net assets at end of period (in 000’s)	$25

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on December 15, 2017. As of April 30, 2018, Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fees. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to any fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

32	MainStay Balanced Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

33

Notes to Financial Statements (Unaudited) (continued)

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

34	MainStay Balanced Fund

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also

35

Notes to Financial Statements (Unaudited) (continued)

continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $357,653 and had received non-cash collateral of $382,359. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(L)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of April 30, 2018:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(82,799)	$(82,799)

Total Fair Value		$(82,799)	$(82,799)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(651,746)	$(651,746)

Total Realized Gain (Loss)		$(651,746)	$(651,746)

36	MainStay Balanced Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$116,195	$116,195

Total Change in Unrealized Appreciation (Depreciation)		$116,195	$116,195

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$29,503,437	$29,503,437
Futures Contracts Short	$(5,450,511)	$(5,450,511)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”). MacKay Shields, a registered investment adviser and an indirect, whollyowned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields and NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Fund. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.70%.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $2,586,832.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide,

37

Notes to Financial Statements (Unaudited) (continued)

through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$990
Class R2	2,635
Class R3	2,634

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $30,045 and 19,473, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,662, $12,431 and $3,806, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$130,864
Investor Class	79,166
Class B	33,767
Class C	132,127
Class I	133,689
Class R1	940
Class R2	2,501
Class R3	2,501

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$633,134,759	$87,620,930	$(17,262,732)	$70,358,198

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$8,390,686
Long-Term Capital Gain	11,537,814
Total	$19,928,500

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

38	MainStay Balanced Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of U.S. government securities were $175,751 and $211,049, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $498,984 and $510,937, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	433,002	$14,124,075
Shares issued to shareholders in reinvestment of dividends and distributions	512,126	16,583,541
Shares redeemed	(943,499)	(30,941,898)

Net increase (decrease) in shares outstanding before conversion	1,629	(234,282)
Shares converted into Class A (See Note 1)	144,285	4,678,470
Shares converted from Class A (See Note 1)	(32,696)	(1,039,244)

Net increase (decrease)	113,218	$3,404,944

Year ended October 31, 2017:
Shares sold	1,054,976	$34,375,239
Shares issued to shareholders in reinvestment of dividends and distributions	190,487	6,170,809
Shares redeemed	(1,595,451)	(52,070,174)

Net increase (decrease) in shares outstanding before conversion	(349,988)	(11,524,126)
Shares converted into Class A (See Note 1)	1,198,401	39,779,035
Shares converted from Class A (See Note 1)	(180,237)	(5,867,271)

Net increase (decrease)	668,176	$22,387,638

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	110,931	$3,612,115
Shares issued to shareholders in reinvestment of dividends and distributions	106,539	3,453,782
Shares redeemed	(99,254)	(3,228,552)

Net increase (decrease) in shares outstanding before conversion	118,216	3,837,345
Shares converted into Investor Class (See Note 1)	52,528	1,697,751
Shares converted from Investor Class (See Note 1)	(119,909)	(3,892,391)

Net increase (decrease)	50,835	$1,642,705

Year ended October 31, 2017:
Shares sold	286,491	$9,336,936
Shares issued to shareholders in reinvestment of dividends and distributions	59,072	1,909,113
Shares redeemed	(262,376)	(8,556,841)

Net increase (decrease) in shares outstanding before conversion	83,187	2,689,208
Shares converted into Investor Class (See Note 1)	129,027	4,208,029
Shares converted from Investor Class (See Note 1)	(1,174,924)	(39,014,082)

Net increase (decrease)	(962,710)	$(32,116,845)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	11,265	$366,146
Shares issued to shareholders in reinvestment of dividends and distributions	40,025	1,293,296
Shares redeemed	(57,287)	(1,849,269)

Net increase (decrease) in shares outstanding before conversion	(5,997)	(189,827)
Shares converted from Class B (See Note 1)	(44,345)	(1,444,586)

Net increase (decrease)	(50,342)	$(1,634,413)

Year ended October 31, 2017:
Shares sold	57,981	$1,861,738
Shares issued to shareholders in reinvestment of dividends and distributions	13,817	443,580
Shares redeemed	(122,166)	(3,973,951)

Net increase (decrease) in shares outstanding before conversion	(50,368)	(1,668,633)
Shares converted from Class B (See Note 1)	(115,142)	(3,736,741)

Net increase (decrease)	(165,510)	$(5,405,374)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	97,349	$3,166,685
Shares issued to shareholders in reinvestment of dividends and distributions	161,575	5,215,900
Shares redeemed	(360,052)	(11,643,843)

Net increase (decrease) in shares outstanding before conversion	(101,128)	(3,261,258)
Shares converted from Class C (See Note 1)	(599)	(19,832)

Net increase (decrease)	(101,727)	$(3,281,090)

Year ended October 31, 2017:
Shares sold	454,957	$14,682,165
Shares issued to shareholders in reinvestment of dividends and distributions	48,546	1,557,712
Shares redeemed	(961,079)	(31,205,080)

Net increase (decrease) in shares outstanding before conversion	(457,576)	(14,965,203)
Shares converted into Class C (See Note 1)	17	550
Shares converted from Class C (See Note 1)	(9,170)	(296,901)

Net increase (decrease)	(466,729)	$(15,261,554)

39

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	578,656	$18,887,288
Shares issued to shareholders in reinvestment of dividends and distributions	558,198	18,113,063
Shares redeemed	(1,624,906)	(52,703,475)

Net increase (decrease) in shares outstanding before conversion	(488,052)	(15,703,124)
Shares converted into Class I (See Note 1)	595	19,832

Net increase (decrease)	(487,457)	$(15,683,292)

Year ended October 31, 2017:
Shares sold	1,763,996	$57,442,750
Shares issued to shareholders in reinvestment of dividends and distributions	252,751	8,207,309
Shares redeemed	(2,980,899)	(97,430,071)

Net increase (decrease) in shares outstanding before conversion	(964,152)	(31,780,012)
Shares converted into Class I (See Note 1)	151,373	4,935,379

Net increase (decrease)	(812,779)	$(26,844,633)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,840	$60,247
Shares issued to shareholders in reinvestment of dividends and distributions	3,980	129,008
Shares redeemed	(4,807)	(156,730)

Net increase (decrease)	1,013	$32,525

Year ended October 31, 2017:
Shares sold	3,880	$126,745
Shares issued to shareholders in reinvestment of dividends and distributions	1,749	56,688
Shares redeemed	(13,791)	(447,836)

Net increase (decrease)	(8,162)	$(264,403)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	13,635	$445,193
Shares issued to shareholders in reinvestment of dividends and distributions	9,178	297,681
Shares redeemed	(13,151)	(434,961)

Net increase (decrease)	9,662	$307,913

Year ended October 31, 2017:
Shares sold	130,404	$4,222,118
Shares issued to shareholders in reinvestment of dividends and distributions	22,212	714,027
Shares redeemed	(1,220,146)	(39,564,928)

Net increase (decrease)	(1,067,530)	$(34,628,783)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	15,227	$498,316
Shares issued to shareholders in reinvestment of dividends and distributions	9,683	313,435
Shares redeemed	(21,669)	(725,092)

Net increase (decrease)	3,241	$86,659

Year ended October 31, 2017:
Shares sold	75,531	$2,446,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,826	91,538
Shares redeemed	(28,241)	(931,662)

Net increase (decrease) in shares outstanding before conversion	50,116	1,606,257
Shares converted from Class R3 (See Note 1)	(238)	(7,998)

Net increase (decrease)	49,878	$1,598,259

Class R6	Shares	Amount
Six-month period ended April 30, 2018 (a):
Shares sold	768	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	5	148

Net increase (decrease)	773	$25,148

(a) Inception date was December 15, 2017.

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay Balanced Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields and NYL Investors as subadvisors to the Fund, together with responses from New York Life Investments, MacKay Shields and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay Shields and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments, MacKay Shields and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay Shields and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, MacKay Shields and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and NYL Investors and continuous analysis of, and interactions with, MacKay Shields and NYL Investors with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ and NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and NYL Investors provide to the Fund. The Board evaluated MacKay Shields’ and NYL Investors’ experience in serving as subadvisors to the Fund and managing other portfolios and MacKay Shields’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and NYL Investors, and MacKay Shields’ and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’, MacKay Shields’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields and NYL Investors. The Board reviewed MacKay Shields’ and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or NYL Investors had taken, or had agreed with the Board to

42	MainStay Balanced Fund

take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance compared favorably relative to the Fund’s peer funds and considered its discussions with representatives from New York Life Investments regarding the Fund’s recent underperformance relative to the Fund’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, MacKay Shields and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Fund. Because MacKay Shields and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments, MacKay Shields and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, MacKay Shields and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields and NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the

44	MainStay Balanced Fund

benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Balanced Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737577 MS126-18	MSBL10-06/18 (NYLIM) NL0B7

MainStay Candriam Emerging Markets Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the period from November 15, 2017, through April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets as a whole provided returns that were slightly higher than those of U.S. stocks in general. As an asset class, emerging-market stocks provided single-digit returns that were even slightly higher than stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum from November 15, 2017, through April 30, 2018, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and high-yield bonds provided positive overall returns.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of MainStay Candriam Emerging Markets Equity Fund from its inception on November 15, 2017, through April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–4.46 1.10%	1.54 1.54%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2017	–4.56 1.00	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2017	–0.30 0.70	2.29 2.29
Class I Shares	No Sales Charge		11/15/2017	1.21	1.19
Class R6 Shares	No Sales Charge		11/15/2017	1.21	1.19

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception
MSCI Emerging Markets Index[3]	5.53%
Morningstar Diversified Emerging Markets Category Average[4]	4.88

3.	The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from November 15, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 15, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/15/17[1]	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[2]	Net Expense Ratio During Period[3]

Class A Shares	$1,000.00	$1,011.00	$6.86	$1,015.90	$6.88	1.50%

Investor Class Shares	$1,000.00	$1,010.00	$7.22	$1,015.60	$7.24	1.58%

Class C Shares	$1,000.00	$1,007.00	$10.59	$1,012.20	$10.62	2.32%

Class I Shares	$1,000.00	$1,012.10	$5.49	$1,017.30	$5.50	1.20%

Class R6 Shares	$1,000.00	$1,012.10	$5.26	$1,017.50	$5.28	1.15%

1.	The inception date of the Fund.
2.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 166 (to reflect the since-inception period). The table above represents the actual expenses incurred during the period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
3.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

7

Country Composition as of April 30, 2018 (Unaudited)

China	35.6%
Republic of Korea	16.6
Brazil	8.5
Taiwan	8.5
United States	8.0
South Africa	5.1
Indonesia	2.3
Russia	2.3
Mexico	1.8
Thailand	1.7
Malaysia	1.5

Poland	1.4%
Turkey	1.2
United Arab Emirates	1.2
Hong Kong	0.8
Peru	0.8
Argentina	0.7
Colombia	0.7
Philippines	0.6
Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Tencent Holdings, Ltd.

3.	Alibaba Group Holding, Ltd., Sponsored ADR

4.	Taiwan Semiconductor Manufacturing Co., Ltd.

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	PowerShares India Portfolio

  8. iShares MSCI India ETF

9.	Itau Unibanco Holding S.A.

10.	Ping An Insurance Group Co. of China, Ltd., Class H

8	MainStay Candriam Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium, the Fund’s Subadvisor.

How did MainStay Candriam Emerging Markets Equity Fund perform relative to its benchmark and peers during the period from November 15, 2017, to April 30, 2018?

MainStay Candriam Emerging Markets Equity Fund commenced operations on November 15, 2017. Excluding all sales charges, the Fund returned 1.10% for Class A shares, 1.00% for Investor Class shares and 0.70% for Class C shares for the period from November 15, 2017, through April 30, 2018. Over the same period, Class I shares and Class R6 shares both returned 1.21%. For the period from November 15, 2017, through April 30, 2018, all share classes underperformed the 5.53% return of the MSCI Emerging Markets Index,1 which is the Fund’s primary benchmark, and the 4.88% return of the Morningstar Diversified Emerging Markets Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Factors affecting the Fund’s performance relative to the MSCI Emerging Markets Index related to our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability and which results in a structural tilt toward quality and growth stocks. Following a very strong 2017, growth stocks saw slowing momentum, which led investors to take profits in some of last year’s technology winners. This trend hurt the Fund’s performance relative to the MSCI Emerging Markets Index. Although the U.S. government’s new sanctions on Russia detracted from relative performance, the Fund compensated for the adverse impact with favorable stock selection and increased investment in value stocks. Although China and the information technology sector continued to dominate the Fund’s exposure in absolute and relative terms, we continued to seek to maintain balance in the Fund.

The Fund followed its strategy as much as technically possible with the exception of differences linked to sanctions-related restrictions in Russia and obtaining new foreign investor registration to enter the Indian market. Both of these differences had a favorable impact on performance relative to our strategy.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

An overweight position and favorable stock selection in health care made the strongest positive sector contribution to the Fund’s performance relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) The consumer discretionary and the energy sectors also contributed positively to the Fund’s relative performance.

Information technology had a negative total return during the reporting period and made the weakest sector contribution to the Fund’s relative performance. Other weak sector contributors included financials and materials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to the Fund’s absolute return came from a number of leading emerging-market materials companies, such as Brazilian iron ore miner Vale S.A., Chinese cement company Anhui Conch and Hong Kong–listed nonferrous miner MMG, Ltd.

Vale performed strongly on rising iron ore prices, and the company continued its deleveraging efforts thanks to a strong free cash flow and asset sales, which brought the company’s debt to levels that were more sustainable. Anhui Conch Cement did well as supply-side reform and solid demand allowed for price hikes. Against a background of falling coal prices, this ability helped the company’s margins. Shares of MMG, rose as the company successfully ramped up production at its copper and zinc assets in an environment of rising metals prices, which supported the company’s stock price. The Fund maintained all three positions at the end of the reporting period as key elements in the part of the Fund that had greater cyclical exposure.

Russian aluminium company Rusal was the most substantial detractor from the Fund’s absolute performance. Other negative contributors included technology companies such as Chinese manufacturer of miniaturized acoustic components AAC Technologies; Taiwanese semiconductor manufacturer TSMC; and Chinese Internet, mobile and telecommunication services company Tencent Holdings (and its biggest holder Naspers). All of these positions provided negative total returns during the reporting period.

Hong Kong–listed Rusal saw its share price collapse after the U.S. Treasury included the company on its list of Russian sanctioned stocks, which led U.S.-linked investors, including the Fund, to divest the stock, despite the company’s strong fundamentals and rising aluminum prices. The Fund’s position was fully divested.

AAC Technologies suffered as investors started to question the company’s high valuation multiples in an environment of disappointing iPhone sales and increased price competition in acoustics.

Investors sold TSMC, in many cases at a profit, after management lowered sales-growth guidance because of weaker high-end smartphone demand, despite strong high-performance

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on the Morningstar Diversified Emerging Markets Category Average.

9

computing, Internet-of-Things3 and automotive application growth.

Investor concerns regarding Tencent Holdings rose after weak fourth-quarter 2017 results because of fierce competition in the online video industry and a slowdown in personal-computer gaming. We trimmed the Fund’s position in Tencent Holdings, a move compensated by an increased investment in Naspers, Tencent’s biggest shareholder, seeking to take advantage of the substantial discount at which Naspers was trading.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included Korean investment bank Korean Investment Holding, Chinese classifieds company 58.com and Chinese private specialised eye-treatment hospital group Aier Eye.

Korean Investment Holding was added to the Fund because of strong momentum in investment banking and growth in the company’s Internet bank business, Kakao Bank. The purchase also helped diversify holdings in the Korean economy as tensions eased on the Korean Peninsula.

NASDAQ-listed 58.com is the dominant player in China’s classified advertising market, offering online housing rental, jobs, used goods, automotive and other services. In our opinion, the stock added attractive growth potential to the Fund.

Aier Eye Hospitals was added to the Fund because we anticipated that it would be included in the MSCI Emerging Markets Index by the end of May 2018. The company has a leading position in the Chinese ophthalmology service market, and we believed that the company had promising growth prospects.

Significant sales included Chinese Internet search engine Baidu; Chinese Internet, mobile and telecommunication services company Tencent Holdings; and Korean electrical equipment company Samsung Electronics.

The Fund fully divested its position in Baidu following investor fears that increased investment could lead to margin pressure. We believed that the Fund could find better value elsewhere in the information technology sector.

The Fund trimmed its positions in Tencent Holdings and Samsung Electronics in an effort to diversify risk in the Fund’s overweight information technology sector. Even so, both stocks remained among the Fund’s largest holdings.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period the Fund made substantial increases in its positions in the consumer discretionary, consumer staples and energy sectors. Over the same period, the Fund decreased its positions in the information technology sector, and to a lesser extent in telecommunication services and materials.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the most substantially overweight sectors in the Fund were information technology, health care and materials. As of the same date, the most substantially underweight sectors were telecommunication services and consumer staples.

3.	The Internet of Things (IoT) is a system of uniquely identifiable animate or inanimate entities or devices—such as satellites, servers, cell towers, smart phones and GPS devices—able to share data without human intervention.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Candriam Emerging Markets Equity Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 86.3%†
Argentina 0.7%
Grupo Financiero Galicia S.A., ADR (Banks)	10,500	$671,160

Brazil 5.3%
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	25,000	180,549
Equatorial Energia S.A. (Electric Utilities)	22,000	446,820
Localiza Rent a Car S.A. (Road & Rail)	3,000	23,884
Lojas Renner S.A. (Multiline Retail)	52,000	484,049
Rumo S.A. (Road & Rail) (a)	175,000	741,822
TIM Participacoes S.A. (Wireless Telecommunication Services)	140,000	637,417
Vale S.A. (Metals & Mining)	116,000	1,611,590
Via Varejo S.A. (Specialty Retail)	85,000	721,840

		4,847,971

China 35.6%
58.com, Inc., ADR (Internet Software & Services) (a)	12,500	1,092,375
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	48,000	688,904
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	99,972	743,935
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	20,000	3,570,800
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	190,000	1,183,111
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	102,000	582,415
♦China Construction Bank Corp., Class H (Banks)	2,400,000	2,516,701
China Everbright International, Ltd. (Commercial Services & Supplies)	490,000	686,682
China Merchants Bank Co., Ltd., Class H (Banks)	300,000	1,308,543
China Mobile, Ltd. (Wireless Telecommunication Services)	70,000	665,695
China Molybdenum Co., Ltd., Class H (Metals & Mining)	998,000	749,179
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,150,000	1,120,027
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	340,000	692,700
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	446,000	1,132,014
Geely Automobile Holdings, Ltd. (Automobiles)	250,000	659,692
Haier Electronics Group Co., Ltd. (Household Durables) (a)	160,000	552,291
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	85,000	518,082

	Shares	Value
China (continued)
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	800,000	$703,662
Kweichow Moutai Co., Ltd., Class A (Beverages)	4,596	482,471
Midea Group Co., Ltd., Class A (Household Durables)	50,000	408,834
Minth Group, Ltd. (Auto Components)	48,000	228,088
MMG, Ltd. (Metals & Mining) (a)	1,050,000	782,575
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	1,000,000	733,716
♦Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	170,000	1,660,275
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H (Pharmaceuticals)	118,000	643,191
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	330,000	873,086
Silergy Corp. (Semiconductors & Semiconductor Equipment)	22,000	460,061
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	68,000	1,110,503
TAL Education Group, ADR (Diversified Consumer Services)	22,000	801,240
♦Tencent Holdings, Ltd. (Internet Software & Services)	84,200	4,133,923
Weibo Corp., Sponsored ADR (Internet Software & Services) (a)	8,600	984,872
ZTE Corp., Class H (Communications Equipment) (a)(b)(c)(d)	184,000	450,116

		32,919,759

Colombia 0.7%
Ecopetrol S.A., Sponsored ADR (Oil, Gas & Consumable Fuels) (e)	30,000	662,400

Hong Kong 0.8%
China Gas Holdings, Ltd. (Gas Utilities)	210,000	744,973

Indonesia 2.3%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	4,400,000	1,014,189
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	270,000	658,675
PT Waskita Karya Persero Tbk (Construction & Engineering)	2,900,000	457,601

		2,130,465

Malaysia 1.5%
CIMB Group Holdings BHD (Banks)	440,000	803,045
My EG Services BHD (IT Services)	920,000	600,597

		1,403,642

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Mexico 1.8%
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	120,000	$750,463
Grupo Mexico S.A.B. de C.V., Series B (Metals & Mining)	160,000	529,739
Unifin Financiera S.A.B. de C.V. SOFOM ENR (Consumer Finance)	116,000	415,569

		1,695,771

Peru 0.8%
Credicorp, Ltd. (Banks)	3,200	743,968

Philippines 0.6%
Ayala Land, Inc. (Real Estate Management & Development)	700,000	550,202

Poland 1.4%
Alior Bank S.A. (Banks) (a)	36,000	724,022
CD Projekt S.A. (Software)	15,000	526,995
Dino Polska S.A. (Food & Staples Retailing) (a)(f)	1,000	26,850

		1,277,867

Republic of Korea 14.8%
BGF retail Co., Ltd. (Food & Staples Retailing)	1,000	178,792
Cosmax, Inc. (Personal Products)	5,600	816,673
Hana Tour Service, Inc. (Hotels, Restaurants & Leisure)	2,600	287,335
Hotel Shilla Co., Ltd. (Specialty Retail)	9,000	968,755
InBody Co., Ltd. (Health Care Equipment & Supplies)	18,000	719,975
KB Financial Group, Inc. (Banks)	14,000	798,356
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	7,200	682,997
Korea Investment Holdings Co., Ltd. (Capital Markets)	12,000	1,013,044
Korea Zinc Co., Ltd. (Metals & Mining)	1,300	526,215
LG Household & Health Care, Ltd. (Personal Products)	580	743,156
NAVER Corp. (Internet Software & Services)	700	466,962
POSCO (Metals & Mining)	1,800	619,203
S-Oil Corp. (Oil, Gas & Consumable Fuels)	5,200	532,207
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)(f)	1,300	588,959
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals) (b)	1,400	3,434,469
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	37,000	614,920
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	8,000	626,399

		13,618,417

	Shares	Value
Russia 2.3%
Alrosa PJSC (Metals & Mining) (a)(b)	185,000	$261,023
Tatneft PJSC (Oil, Gas & Consumable Fuels) (a)	90,000	962,920
Yandex N.V., Class A (Internet Software & Services) (a)	26,100	870,696

		2,094,639

South Africa 5.1%
Capitec Bank Holdings, Ltd. (Banks)	9,400	667,674
Coronation Fund Managers, Ltd. (Capital Markets)	69,000	410,276
Discovery, Ltd. (Insurance)	40,000	554,727
♦Naspers, Ltd., Class N (Media)	10,600	2,586,452
Pick N Pay Stores, Ltd. (Food & Staples Retailing)	80,000	516,363

		4,735,492

Taiwan 8.5%
Accton Technology Corp. (Communications Equipment)	50,000	115,114
Airtac International Group (Machinery)	37,000	639,675
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	23,000	659,293
Chailease Holding Co., Ltd. (Diversified Financial Services)	180,000	657,533
China Life Insurance Co., Ltd. (Insurance)	320,000	346,959
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	43,000	695,887
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	60,000	965,598
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	440,000	3,335,408
Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	59,000	440,580

		7,856,047

Thailand 1.7%
CP ALL PCL, NVDR (Food & Staples Retailing)	340,000	936,294
Srisawad Corp. PCL, NVDR (Consumer Finance) (a)	360,000	589,685

		1,525,979

Turkey 1.2%
Turk Hava Yollari AO (Airlines) (a)	120,000	491,663
Turkiye Garanti Bankasi A.S. (Banks)	280,000	631,727

		1,123,390

United Arab Emirates 1.2%
NMC Health PLC (Health Care Providers & Services)	23,000	1,126,594

Total Common Stocks (Cost $80,267,412)		79,728,736

12	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Funds 5.0%
United States 5.0%
♦iShares MSCI India ETF (Exchange Traded Funds)	65,000	$2,271,750
♦PowerShares India Portfolio (Capital Markets)	92,000	2,354,740

Total Exchange-Traded Funds (Cost $4,725,517)		4,626,490

Preferred Stocks 5.0%
Brazil 3.2%
♦Itau Unibanco Holding S.A.	115,000	1,674,512
Petroleo Brasileiro S.A. (a)	190,000	1,245,803

		2,920,315

Republic of Korea 1.8%
LG Chem, Ltd.	3,300	632,693
♦Samsung Electronics Co., Ltd. (b)	550	1,083,130

		1,715,823

Total Preferred Stocks (Cost $4,477,582)		4,636,138

Closed-End Funds 1.3%
United States 1.3%
India Fund, Inc. (Capital Markets)	45,000	1,134,225

Total Closed-End Funds (Cost $1,212,331)		1,134,225

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $1,592,758 (Collateralized by a Federal National Mortgage Association with a rate of 1.375% and a maturity date of 10/7/21, with a Principal Amount of $1,700,000 and a Market Value of $1,625,598)	$1,592,726	1,592,726

Total Short-Term Investment (Cost $1,592,726)		1,592,726

Total Investments (Cost $92,275,568)	99.3%	91,718,315
Other Assets, Less Liabilities	0.7	659,804
Net Assets	100.0%	$92,378,119

(a)	Non-income producing security.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $5,228,738, which represented 5.7% of the Fund’s net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Illiquid security—As of April 30, 2018, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $450,116, which represented 0.5% of the Fund’s net assets.

(e)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $640,320 and the Fund received non-cash collateral in the amount of $652,500 (See Note 2(J)).

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
China (b)	$6,449,287	$26,020,356	$450,116	$32,919,759
Hong Kong	—	744,973	—	744,973
Indonesia	—	2,130,465	—	2,130,465
Malaysia	—	1,403,642	—	1,403,642
Philippines	—	550,202	—	550,202
Poland	26,850	1,251,017	—	1,277,867
Republic of Korea	—	13,618,417	—	13,618,417
Russia	1,833,616	261,023	—	2,094,639
South Africa	—	4,735,492	—	4,735,492
Taiwan	—	7,856,047	—	7,856,047
Thailand	—	1,525,979	—	1,525,979
Turkey	—	1,123,390	—	1,123,390
United Arab Emirates	—	1,126,594	—	1,126,594
All Other Countries	8,621,270	—	—	8,621,270

Total Common Stocks	16,931,023	62,347,597	450,116	79,728,736

Exchange-Traded Funds	4,626,490	—	—	4,626,490
Preferred Stocks	2,920,315	1,715,823	—	4,636,138
Closed-End Funds	1,134,225	—	—	—
Short-Term Investment
Repurchase Agreement	—	1,592,726	—	1,592,726

Total Investments in Securities	$25,612,053	$65,656,146	$450,116	$91,718,315

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $450,116 is held in China within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of November 15, 2017 (a)	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2018 (b)
Common Stock
China	$—	$—	$—	$(225,686)	$675,802	$—	$—	$—	$450,116	$(225,686)

Total	$—	$—	$—	$(225,686)	$675,802	$—	$—	$—	$450,116	$(225,686)

(a)	The inception date of the Fund.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Candriam Emerging Markets Equity Fund investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$491,663	0.5%
Auto Components	228,088	0.3
Automobiles	659,692	0.7
Banks	13,008,022	14.1
Beverages	482,471	0.5
Capital Markets	6,685,560	7.2
Chemicals	632,693	0.7
Commercial Services & Supplies	686,682	0.7
Communications Equipment	565,230	0.6
Construction & Engineering	1,072,521	1.2
Construction Materials	1,183,111	1.3
Consumer Finance	1,005,254	1.1
Diversified Consumer Services	801,240	0.9
Diversified Financial Services	657,533	0.7
Electric Utilities	446,820	0.5
Electronic Equipment, Instruments & Components	2,317,489	2.5
Exchange Traded Funds	2,271,750	2.5
Food & Staples Retailing	1,658,299	1.8
Gas Utilities	744,973	0.8
Health Care Equipment & Supplies	719,975	0.8
Health Care Providers & Services	1,870,529	2.0
Hotels, Restaurants & Leisure	287,335	0.3
Household Durables	961,125	1.0
Insurance	2,561,961	2.8
Internet Software & Services	11,119,628	12.0
IT Services	600,597	0.7
Life Sciences Tools & Services	588,959	0.6
Machinery	639,675	0.7
Media	2,586,452	2.8
Metals & Mining	5,079,524	5.5
Multiline Retail	484,049	0.5
Oil, Gas & Consumable Fuels	5,915,748	6.4
Personal Products	1,559,829	1.7
Pharmaceuticals	1,775,205	1.9
Real Estate Management & Development	2,115,988	2.3
Road & Rail	765,706	0.8
Semiconductors & Semiconductor Equipment	7,170,336	7.8
Software	526,995	0.6
Specialty Retail	1,690,595	1.8
Technology Hardware, Storage & Peripherals	5,213,486	5.7
Textiles, Apparel & Luxury Goods	582,415	0.6
Wireless Telecommunication Services	1,303,112	1.4

	91,718,315	99.3
Other Assets, Less Liabilities	659,804	0.7

Net Assets	$92,378,119	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $92,275,568) including securities on loan of $640,320	$91,718,315
Cash denominated in foreign currencies (identified cost $1,214,837)	1,197,730
Receivables:
Investment securities sold	240,227
Dividends and interest	55,485
Securities lending income	244
Other assets	59,246

Total assets	93,271,247

Liabilities
Payables:
Investment securities purchased	599,144
Fund shares redeemed	114,947
Custodian	52,968
Manager (See Note 3)	50,397
Professional fees	28,373
Foreign capital gains tax (See Note 2(C))	11,145
Offering costs	7,895
Shareholder communication	3,298
Directors	186
NYLIFE Distributors (See Note 3)	115
Transfer agent (See Note 3)	73
Accrued expenses	24,587

Total liabilities	893,128

Net assets	$92,378,119

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	9,125
Additional paid-in capital	93,769,406

93,778,531
Undistributed net investment income	66,478
Accumulated net realized gain (loss) on investments and foreign currency transactions	(882,720)
Net unrealized appreciation (depreciation) on investments (a)	(568,398)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(15,772)

Net assets	$92,378,119

Class A
Net assets applicable to outstanding shares	$158,767

Shares of beneficial interest outstanding	15,704

Net asset value per share outstanding	$10.11
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.70

Investor Class
Net assets applicable to outstanding shares	$71,371

Shares of beneficial interest outstanding	7,066

Net asset value per share outstanding	$10.10
Maximum sales charge (5.50% of offering price)	0.59

Maximum offering price per share outstanding	$10.69

Class C
Net assets applicable to outstanding shares	$88,465

Shares of beneficial interest outstanding	8,784

Net asset value and offering price per share outstanding	$10.07

Class I
Net assets applicable to outstanding shares	$10,016,068

Shares of beneficial interest outstanding	990,000

Net asset value and offering price per share outstanding	$10.12

Class R6
Net assets applicable to outstanding shares	$82,043,448

Shares of beneficial interest outstanding	8,103,482

Net asset value and offering price per share outstanding	$10.12

(a)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $11,145.

16	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period November 15, 2017 (inception date) through April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$393,889
Interest	4,155
Securities lending income	244
Other income	170

Total income	398,458

Expenses
Manager (See Note 3)	280,116
Custodian	66,670
Offering (See Note 2)	43,329
Professional fees	32,453
Shareholder communication	5,156
Registration	3,959
Transfer agent (See Note 3)	1,549
Directors	697
Distribution/Service—Class A (See Note 3)	86
Distribution/Service—Investor Class (See Note 3)	57
Distribution/Service—Class C (See Note 3)	167
Miscellaneous	45,168

Total expenses before waiver/reimbursement	479,407
Expense waiver/reimbursement from Manager (See Note 3)	(152,020)

Net expenses	327,387

Net investment income (loss)	71,071

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(765,837)
Foreign currency transactions	(116,883)

Net realized gain (loss) on investments and foreign currency transactions	(882,720)

Net change in unrealized appreciation (depreciation) on:
Investments	(568,398)
Translation of other assets and liabilities in foreign currencies	(15,772)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(584,170)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1,466,890)

Net increase (decrease) in net assets resulting from operations	$(1,395,819)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $45,465.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the period November 15, 2017 (inception date) through April 30, 2018 (Unaudited)

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$71,071
Net realized gain (loss) on investments and foreign currency transactions	(882,720)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(584,170)

Net increase (decrease) in net assets resulting from operations	(1,395,819)

Dividends to shareholders:
From net investment income:
Class I	(4,590)
Class R6	(3)

Total dividends to shareholders	(4,593)

Capital share transactions:
Net proceeds from sale of shares	96,176,305
Net asset value of shares issued to shareholders in reinvestment of dividends	3,385
Cost of shares redeemed	(2,401,159)

Increase (decrease) in net assets derived from capital share transactions	93,778,531

Net increase (decrease) in net assets	92,378,119

Net Assets
Beginning of period	—

End of period	$92,378,119

Undistributed net investment income at end of period	$66,478

18	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	November 15, 2017* through April 30, 2018**
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.11

Net asset value at end of period	$10.11

Total investment return (b)	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.00%
Net expenses††	1.50%
Expenses (before waiver/reimbursement)††	2.02%
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$159

*	Inception date.
**	Unaudited.
‡	Less than one cent per share
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	November 15, 2017* through April 30, 2018**
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss) on investments	0.10
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.10

Net asset value at end of period	$10.10

Total investment return (b)	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.18%)
Net expenses††	1.58%
Expenses (before waiver/reimbursement)††	2.14%
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$71

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class C	November 15, 2017* through April 30, 2018**
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	(0.03)
Net realized and unrealized gain (loss) on investments	0.09
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.07

Net asset value at end of period	$10.07

Total investment return (b)	0.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.70%)
Net expenses††	2.32%
Expenses (before waiver/reimbursement)††	2.84%
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$88

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	November 15, 2017* through April 30, 2018**
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.00
Net realized and unrealized gain (loss) on investments	0.11
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.12

Less dividends and distributions:
From net investment income‡	(0.00)

Net asset value at end of period	$10.12

Total investment return (a)	1.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.05%
Net expenses††	1.20%
Expenses (before waiver/reimbursement) ††	1.84%
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$10,016

*	Inception date.
**	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Candriam Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	November 15, 2017* through April 30, 2018**
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss) on investments	0.06
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.12

Less dividends and distributions:
From net investment income‡	(0.00)

Net asset value at end of period	$10.12

Total investment return (b)	1.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.98%
Net expenses††	1.15%
Expenses (before waiver/reimbursement)††	1.42%
Portfolio turnover rate	27%
Net assets at end of period (in 000’s)	$82,043

*	Inception date.
**	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Candriam Emerging Markets Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares have an inception date of November 15, 2017. Class T shares were registered for sale effective as of November 15, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

22	MainStay Candriam Emerging Markets Equity Fund

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using

23

Notes to Financial Statements (Unaudited) (continued)

quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

24	MainStay Candriam Emerging Markets Equity Fund

those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the period ended April 30, 2018, the Fund had securities on loan with a value of $640,320 and had received non-cash collateral of $652,500. The Fund earned income from securities loaned in the amount of $244 as reflected in the Statement of Operations.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. For example, the Fund’s portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

25

Notes to Financial Statements (Unaudited) (continued)

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam Belgium S.A. (“Candriam Belgium” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Belgium, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the period ended April 30, 2018, the effective management fee rate was 1.02%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.50%; and Class I, 1.15% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A, to Investor Class and Class C. In addition, New York Life Investments would waive fees and/or reimburse expenses so that Total Annual Fund

Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares did not exceed 1.50% of its average daily net assets. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6.

During the period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $280,116 and waived its fees and/or reimbursed expenses in the amount of $152,020.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

26	MainStay Candriam Emerging Markets Equity Fund

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$8
Investor Class	22
Class C	15
Class I	1,504

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$25,275	15.9%
Investor Class	25,250	35.4
Class C	25,175	28.5
Class I	10,018,800	100.0
Class R6	75,826,852	92.4%

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gros s Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$92,275,568	$4,181,238	$(4,738,491)	$(557,253)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $108,484 and $17,036, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	18,663	$193,617
Shares redeemed	(4,808)	(49,280)

Net increase (decrease) in shares outstanding before conversion	13,855	144,337
Shares converted into Class A (See Note 1)	1,849	19,223

Net increase (decrease)	15,704	$163,560

Investor Class	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	8,916	$91,262

Net increase (decrease) in shares outstanding before conversion	8,916	91,262
Shares converted from Investor Class (See Note 1)	(1,850)	(19,223)

Net increase (decrease)	7,066	$72,039

Class C	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	8,784	$89,209

Net increase (decrease)	8,784	$89,209

Class I	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	9,274,402	$95,316,105
Shares issued to shareholders in reinvestment of dividends and distributions	343	3,385
Shares redeemed	(204,400)	(2,197,513)

Net increase (decrease) in shares outstanding before conversion	9,070,345	93,121,977
Shares converted from Class I (See Note 1)	(8,080,345)	(83,146,752)

Net increase (decrease)	990,000	$9,975,225

27

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	46,131	$486,112
Shares redeemed	(15,149)	(154,366)

Net increase (decrease) in shares outstanding before conversion	30,982	331,746
Shares converted into Class R6 (See Note 1)	8,072,500	83,146,752

Net increase (decrease)	8,103,482	$83,478,498

(a) Inception date was November 15, 2017.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Candriam Emerging Markets Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its September 26-27, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust ( “Independent Trustees”) voting separately, unanimously approved for an initial two-year period the Management Agreement with respect to the MainStay Candriam Emerging Markets Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Belgium (“Candriam Belgium”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Candriam Belgium in connection with the September 2017 meeting, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by New York Life Investments. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Candriam Belgium (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, including MainStay VP Emerging Markets Equity Portfolio, an investment sleeve of which has materially identical investment strategies as the Fund and is subadvised by Candriam Belgium, and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the expected profitability of the Fund to New York Life Investments and its affiliates, including Candriam Belgium as subadvisor to the Fund, together with responses from New York Life Investments and Candriam Belgium to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board also considered information provided in connection with its June 2017 meeting regarding the proposed establishment of the Fund. The Board considered information provided throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on other MainStay Funds prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Candriam Belgium personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other MainStay Funds by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of

New York Life Investments without other representatives of New York Life Investments present. The Board also considered information previously provided to the Board in connection with its review of the investment advisory agreements for other MainStay Funds as deemed relevant by the Trustees.

The Board also received information regarding the Fund’s proposed distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the anticipated payment of Rule 12b-1 distribution and service fees by the Fund. New York Life Investments also provided the Board with information regarding the anticipated revenue sharing payments likely to be made by New York Life Investments from its own resources to intermediaries that will promote the sale, distribution, and/or servicing of Fund shares. The Board also considered information previously provided to the Board in connection with its review of the distribution agreements for other MainStay Funds as deemed relevant by the Trustees.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and Candriam Belgium; (ii) the qualifications of the proposed portfolio managers for the Fund and the historical investment performance of products managed by such portfolio managers with similar investment strategies to the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and Candriam Belgium from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Candriam Belgium. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and projected overall total ordinary operating expenses as compared to certain peer funds. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees acknowledged that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Candriam Belgium. The Board’s conclusions with respect to the Agreements may have been

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

based, in part, on the Board’s knowledge of New York Life Investments and Candriam Belgium resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of performance and operations of other MainStay Funds throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, will have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Candriam Belgium

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds and managing funds operating in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Candriam Belgium and continuous analysis of, and interactions with, Candriam Belgium with respect to, among other things, Fund investment performance and risk as well as Candriam Belgium’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments would be set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Candriam Belgium proposed to provide to the Fund. The Board evaluated Candriam Belgium’s experience in managing other portfolios, including those with similar investment strategies to the Fund and Candriam Belgium’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Belgium, and Candriam Belgium’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Candriam Belgium’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Candriam Belgium. The Board reviewed Candriam Belgium’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that the Fund likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Candriam Belgium’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management and the Fund’s proposed portfolio management team the Fund’s investment processes, strategies and risks, recognizing that these would be materially identical to an investment sleeve of MainStay VP Emerging Markets Equity Portfolio. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Fund, including the applicable sleeve of MainStay VP Emerging Markets Equity Portfolio. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by New York Life Investments and Candriam Belgium. The Fund discloses information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semi-Annual Report and in the Fund’s prospectus (once applicable).

30	MainStay Candriam Emerging Markets Equity Fund

Costs of the Services to Be Provided, and Profits to Be Realized, by New York Life Investments and Candriam Belgium

The Board considered the anticipated costs of the services to be provided by New York Life Investments and Candriam Belgium under the Agreements and the profits expected to be realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund. Because Candriam Belgium is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Belgium in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and Candriam Belgium and the expected profits to be realized by New York Life Investments and its affiliates, including Candriam Belgium, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Fund, and that New York Life Investments would be responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Candriam Belgium must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s potential profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Candriam Belgium from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Candriam Belgium in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other anticipated revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the contract review process.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including Candriam Belgium, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fees to be paid to Candriam Belgium would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s expected fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Belgium on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and the similarly-managed MainStay VP Emerging Markets Equity Portfolio, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any proposed contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees would be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which would be charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, would charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it would provide to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it may make to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees would be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board noted it had previously requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s proposed management fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized if the Fund Grows

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also noted it had previously considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments, including MainStay VP Emerging Markets Equity Portfolio, and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay Candriam Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

TBD MS126-18	MSCEME10-06/18 (NYLIM) NL331

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your Fund(s) during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–5.47 0.03%	–1.13 4.62%	3.45 4.63%	4.72 5.31%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.55 –0.05	–1.30 4.44	3.30 4.47	4.59 5.18	1.45 1.45
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–5.27 –0.44	–1.34 3.66	3.36 3.71	4.41 4.41	2.21 2.21
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–1.32 –0.36	2.75 3.75	3.71 3.71	4.40 4.40	2.21 2.21
Class I Shares	No Sales Charge		4/4/2005	0.24	4.93	4.90	5.58	1.06
Class R3 Shares	No Sales Charge		2/29/2016	–0.13	4.28	8.01	N/A	1.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[5]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–1.87	–0.32	1.47	3.57
Conservative Allocation Composite Index[7]	0.42	5.14	5.45	5.57
Morningstar Allocation – 30% to 50% Equity Category Average[8]	0.39	4.61	4.36	4.74

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,000.30	$1.79	$1,023.00	$1.81	0.36%

Investor Class Shares	$1,000.00	$999.50	$2.53	$1,022.30	$2.56	0.51%

Class B Shares	$1,000.00	$995.60	$6.23	$1,018.50	$6.31	1.26%

Class C Shares	$1,000.00	$996.40	$6.24	$1,018.50	$6.31	1.26%

Class I Shares	$1,000.00	$1,002.40	$0.55	$1,024.20	$0.55	0.11%

Class R3 Shares	$1,000.00	$998.70	$3.52	$1,021.30	$3.56	0.71%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 0.03% for Class A shares, –0.05% for Investor Class shares, –0.44% for Class B shares and –0.36% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.24% and Class R3 shares returned –0.13%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund. For the six months ended April 30, 2018, all share classes underperformed the 0.42% return of the Conservative Allocation Composite Index,1 which is an additional benchmark of the Fund, and the 0.39% return of the Morningstar Allocation—30% to 50% Equity Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Conservative Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Allocation—30% to 50% Equity Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Equity Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund’s position in MainStay Indexed Bond Fund saw a modest increase as the Fund began to shift toward instruments with higher credit quality. The increase was primarily funded with assets taken from MainStay MacKay Total Return Bond Fund and MainStay MacKay High Yield Corporate Bond Fund. The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF. In addition, holdings of MainStay Epoch U.S. Equity Yield Fund were increased as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although the Fund has had several years of strong returns, several concerns have arisen for the major technology companies that dominate the growth-stock universe. Among these are intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believe that the prospects may be better for companies in the energy and financial sectors, which are more prevalent within value indices.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as major technology companies drove the stock market higher. At the other end of the spectrum, IQ Chaikin U.S. Small Cap ETF and MainStay MacKay International Opportunities Fund both generated small losses.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Conservative Allocation Fund

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Cushing Renaissance Advantage Fund and IQ 50 Percent Hedged FTSE International ETF. Among the most significant detractors from the Fund’s performance were MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Floating Rate Fund made the most substantial positive contribution to the performance of the fixed-income portion of the Fund, followed by MainStay MacKay Convertible Fund. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and MainStay Indexed Bond Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.8%†
Equity Funds 52.8%
IQ 50 Percent Hedged FTSE Europe ETF	348,268	$7,045,462
IQ 50 Percent Hedged FTSE International ETF	1,305,283	28,220,219
IQ Chaikin U.S. Large Cap ETF	563,359	14,269,884
IQ Chaikin U.S. Small Cap ETF	367,770	9,992,311
IQ Global Resources ETF (a)	131,536	3,642,232
MainStay Absolute Return Multi-Strategy Fund Class I (b)	2,719,100	26,048,982
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	1,194,537	12,088,716
MainStay Cushing MLP Premier Fund Class I	234,245	2,731,295
MainStay Cushing Renaissance Advantage Fund Class I (b)	455,481	9,555,985
MainStay Epoch Capital Growth Fund Class I (a)	317,014	4,045,099
MainStay Epoch Global Choice Fund Class I (b)	509,740	10,811,592
MainStay Epoch International Choice Fund Class I	224,809	8,095,368
MainStay Epoch U.S. All Cap Fund Class R6 (a)	363,026	10,059,447
MainStay Epoch U.S. Equity Yield Fund Class R6 (b)	772,479	12,081,573
MainStay Epoch U.S. Small Cap Fund Class I (b)	683,829	21,061,948
MainStay Large Cap Growth Fund Class R6	255,818	2,683,530
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	1,117,015	12,130,783
MainStay MacKay Growth Fund Class I (b)	148,043	5,299,953
MainStay MacKay International Opportunities Fund Class I	1,124,011	10,531,982
MainStay MacKay S&P 500 Index Fund Class I	46,083	2,229,946
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,678,630	16,484,150
MainStay MAP Equity Fund Class I	287,477	11,878,543

Total Equity Funds (Cost $211,686,005)		240,989,000

Fixed Income Funds 47.0%
IQ Enhanced Core Bond U.S. ETF (b)	882,000	16,383,150
IQ S&P High Yield Low Volatility Bond ETF (b)	274,552	6,678,477
MainStay Convertible Fund Class I	484,028	8,354,320
MainStay Floating Rate Fund Class I	2,715,678	25,364,431
MainStay Indexed Bond Fund Class I (b)	6,192,045	63,654,226
MainStay MacKay High Yield Corporate Bond Fund Class R6	1,880,168	10,585,344
MainStay MacKay Short Duration High Yield Fund Class I	970,649	9,560,890
MainStay MacKay Total Return Bond Fund Class R6 (b)	5,990,076	61,577,983
MainStay MacKay Unconstrained Bond Fund Class R6	1,449,399	12,711,231

Total Fixed Income Funds (Cost $217,904,146)		214,870,052

Total Affiliated Investment Companies (Cost $429,590,151)		455,859,052

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $276,319 (Collateralized by a United States Treasury Inflation Indexed Note with a rate 0.125% and a maturity date of 4/15/20, with a Principal Amount of $270,000 and a Market Value of $284,593)	$276,313	$276,313

Total Short-Term Investment (Cost $276,313)		276,313

Total Investments (Cost $429,866,464)	99.9%	456,135,365
Other Assets, Less Liabilities	0.1	334,944
Net Assets	100.0%	$456,470,309

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$240,989,000	$—	$—	$240,989,000
Fixed Income Funds	191,808,425	23,061,627	—	214,870,052
Short-Term Investment
Repurchase Agreement	—	276,313	—	276,313

Total Investments in Securities	$432,797,425	$23,337,940	$—	$456,135,365

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $28,133,439 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $429,590,151)	$455,859,052
Repurchase agreements, at value (identified cost $276,313)	276,313
Receivables:
Fund shares sold	546,249
Dividends and interest	529,366
Investment securities sold	259,468
Other assets	82,373

Total assets	457,552,821

Liabilities
Payables:
Investment securities purchased	526,323
Fund shares redeemed	262,631
NYLIFE Distributors (See Note 3)	149,777
Shareholder communication	72,681
Transfer agent (See Note 3)	37,868
Professional fees	27,882
Custodian	2,053
Trustees	822
Shareholder service (See Note 3)	33
Accrued expenses	2,442

Total liabilities	1,082,512

Net assets	$456,470,309

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,815
Additional paid-in capital	422,292,856

422,330,671
Distributions in excess of net investment income	(1,268,370)
Accumulated net realized gain (loss) on investments	9,139,107
Net unrealized appreciation (depreciation) on investments	26,268,901

Net assets	$456,470,309

Class A
Net assets applicable to outstanding shares	$316,521,658

Shares of beneficial interest outstanding	26,204,498

Net asset value per share outstanding	$12.08
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.78

Investor Class
Net assets applicable to outstanding shares	$38,511,019

Shares of beneficial interest outstanding	3,187,008

Net asset value per share outstanding	$12.08
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.78

Class B
Net assets applicable to outstanding shares	$26,287,349

Shares of beneficial interest outstanding	2,184,911

Net asset value and offering price per share outstanding	$12.03

Class C
Net assets applicable to outstanding shares	$65,915,616

Shares of beneficial interest outstanding	5,480,728

Net asset value and offering price per share outstanding	$12.03

Class I
Net assets applicable to outstanding shares	$8,830,159

Shares of beneficial interest outstanding	724,310

Net asset value and offering price per share outstanding	$12.19

Class R3
Net assets applicable to outstanding shares	$404,508

Shares of beneficial interest outstanding	33,543

Net asset value and offering price per share outstanding	$12.06

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,967,594
Interest	18,318
Other income	1,445

Total income	5,987,357

Expenses
Distribution/Service—Class A (See Note 3)	395,997
Distribution/Service—Investor Class (See Note 3)	47,006
Distribution/Service—Class B (See Note 3)	141,309
Distribution/Service—Class C (See Note 3)	352,251
Distribution/Service—Class R3 (See Note 3)	437
Transfer agent (See Note 3)	240,442
Registration	47,487
Shareholder communication	34,925
Professional fees	27,531
Trustees	5,208
Custodian	3,489
Shareholder service (See Note 3)	87
Miscellaneous	9,690

Total expenses before waiver/reimbursement	1,305,859
Expense waiver/reimbursement from Manager (See Note 3)	(18,991)

Net expenses	1,286,868

Net investment income (loss)	4,700,489

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,685,874
Realized capital gain distributions from affiliated investment companies	9,695,121

Net realized gain (loss) on investments from affiliated investment companies	14,380,995

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(19,306,069)

Net realized and unrealized gain (loss) on investments	(4,925,074)

Net increase (decrease) in net assets resulting from operations	$(224,585)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,700,489	$7,312,009
Net realized gain (loss) on investments and investments from affiliated investment companies	14,380,995	10,389,854
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(19,306,069)	26,211,105

Net increase (decrease) in net assets resulting from operations	(224,585)	43,912,968

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,990,448)	(5,194,161)
Investor Class	(549,799)	(1,243,743)
Class B	(317,567)	(327,614)
Class C	(801,308)	(778,442)
Class I	(208,494)	(289,256)
Class R3	(2,911)	(937)

	(6,870,527)	(7,834,153)

From net realized gain on investments:
Class A	(6,173,875)	(679,287)
Investor Class	(711,944)	(200,430)
Class B	(563,351)	(86,684)
Class C	(1,423,040)	(201,377)
Class I	(249,816)	(35,739)
Class R3	(2,641)	(152)

	(9,124,667)	(1,203,669)

Total dividends and distributions to shareholders	(15,995,194)	(9,037,822)

Capital share transactions:
Net proceeds from sale of shares	38,936,029	64,956,446
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,684,495	8,832,962
Cost of shares redeemed	(51,044,043)	(88,170,515)

Increase (decrease) in net assets derived from capital share transactions	3,576,481	(14,381,107)

Net increase (decrease) in net assets	(12,643,298)	20,494,039

Net Assets
Beginning of period	469,113,607	448,619,568

End of period	$456,470,309	$469,113,607

Undistributed (distributions in excess of) net investment income at end of period	$(1,268,370)	$901,668

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.51	$11.60	$11.81	$12.52	$12.56	$11.57

Net investment income (loss) (a)	0.14	0.22	0.23	0.25	0.22	0.24
Net realized and unrealized gain (loss) on investments	(0.13)	0.95	0.01	(0.23)	0.50	1.21

Total from investment operations	0.01	1.17	0.24	0.02	0.72	1.45

Less dividends and distributions:
From net investment income	(0.20)	(0.23)	(0.25)	(0.30)	(0.29)	(0.29)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.44)	(0.26)	(0.45)	(0.73)	(0.76)	(0.46)

Net asset value at end of period	$12.08	$12.51	$11.60	$11.81	$12.52	$12.56

Total investment return (b)	0.03%	10.36%	2.10%	0.11%	5.95%	12.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	1.83%	1.99%	2.05%	1.81%	2.00%
Net expenses (c)	0.36%††	0.36%	0.36%	0.36%	0.35%	0.37%
Portfolio turnover rate	51%	36%	44%	40%	45%	52%
Net assets at end of period (in 000’s)	$316,522	$314,722	$253,377	$253,308	$244,098	$201,908

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.51		$11.59	$11.81	$12.52	$12.56	$11.57

Net investment income (loss) (a)	0.13		0.20	0.21	0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.13)		0.96	0.01	(0.23)	0.49	1.21

Total from investment operations	—		1.16	0.22	0.00	0.70	1.43

Less dividends and distributions:
From net investment income	(0.19)		(0.21)	(0.24)	(0.28)	(0.27)	(0.27)
From net realized gain on investments	(0.24)		(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.43)		(0.24)	(0.44)	(0.71)	(0.74)	(0.44)

Net asset value at end of period	$12.08		$12.51	$11.59	$11.81	$12.52	$12.56

Total investment return (b)	(0.05%)		10.18%	1.96%	(0.03%)	5.79%	12.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	% ††	1.63%	1.85%	1.91%	1.67%	1.82%
Net expenses (c)	0.51	% ††	0.51%	0.50%	0.50%	0.50%	0.53%
Expenses (before waiver/reimbursement) (c)	0.54	% ††	0.51%	0.50%	0.50%	0.50%	0.53%
Portfolio turnover rate	51%		36%	44%	40%	45%	52%
Net assets at end of period (in 000’s)	$38,511		$37,533	$74,166	$71,083	$65,991	$59,301

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.46		$11.55	$11.76	$12.47	$12.51	$11.53

Net investment income (loss) (a)	0.08		0.11	0.13	0.14	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.13)		0.95	0.01	(0.23)	0.50	1.21

Total from investment operations	(0.05)		1.06	0.14	(0.09)	0.61	1.34

Less dividends and distributions:
From net investment income	(0.14)		(0.12)	(0.15)	(0.19)	(0.18)	(0.19)
From net realized gain on investments	(0.24)		(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.38)		(0.15)	(0.35)	(0.62)	(0.65)	(0.36)

Net asset value at end of period	$12.03		$12.46	$11.55	$11.76	$12.47	$12.51

Total investment return (b)	(0.44%)		9.30%	1.29%	(0.78%)	5.03%	11.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	% ††	0.95%	1.11%	1.17%	0.93%	1.09%
Net expenses (c)	1.26	% ††	1.27%	1.25%	1.25%	1.25%	1.28%
Expenses (before waiver/reimbursement) (c)	1.29	% ††	1.27%	1.25%	1.25%	1.25%	1.28%
Portfolio turnover rate	51%		36%	44%	40%	45%	52%
Net assets at end of period (in 000’s)	$26,287		$29,807	$32,850	$37,098	$39,583	$40,953

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.45		$11.54	$11.76	$12.47	$12.51	$11.53

Net investment income (loss) (a)	0.08		0.11	0.13	0.14	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.12)		0.95	0.00 ‡	(0.23)	0.50	1.21

Total from investment operations	(0.04)		1.06	0.13	(0.09)	0.61	1.34

Less dividends and distributions:
From net investment income	(0.14)		(0.12)	(0.15)	(0.19)	(0.18)	(0.19)
From net realized gain on investments	(0.24)		(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.38)		(0.15)	(0.35)	(0.62)	(0.65)	(0.36)

Net asset value at end of period	$12.03		$12.45	$11.54	$11.76	$12.47	$12.51

Total investment return (b)	(0.36%)		9.31%	1.20%	(0.78%)	5.03%	11.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33	% ††	0.93%	1.10%	1.16%	0.90%	1.07%
Net expenses (c)	1.26	% ††	1.27%	1.25%	1.25%	1.25%	1.28%
Expenses (before waiver/reimbursement) (c)	1.29	% ††	1.27%	1.25%	1.25%	1.25%	1.28%
Portfolio turnover rate	51%		36%	44%	40%	45%	52%
Net assets at end of period (in 000’s)	$65,916		$74,457	$75,946	$79,242	$71,051	$51,112

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.61	$11.69	$11.90	$12.61	$12.64	$11.64

Net investment income (loss) (a)	0.16	0.25	0.26	0.28	0.25	0.27
Net realized and unrealized gain (loss) on investments	(0.13)	0.96	0.01	(0.23)	0.51	1.22

Total from investment operations	0.03	1.21	0.27	0.05	0.76	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.26)	(0.28)	(0.33)	(0.32)	(0.32)
From net realized gain on investments	(0.24)	(0.03)	(0.20)	(0.43)	(0.47)	(0.17)

Total dividends and distributions	(0.45)	(0.29)	(0.48)	(0.76)	(0.79)	(0.49)

Net asset value at end of period	$12.19	$12.61	$11.69	$11.90	$12.61	$12.64

Total investment return (b)	0.24%	10.54%	2.42%	0.36%	6.25%	13.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54%††	2.05%	2.28%	2.33%	2.01%	2.26%
Net expenses (c)	0.11%††	0.12%	0.11%	0.11%	0.10%	0.12%
Portfolio turnover rate	51%	36%	44%	40%	45%	52%
Net assets at end of period (in 000’s)	$8,830	$12,532	$12,224	$15,928	$16,367	$11,984

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2018*		Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$12.50		$11.58	$10.88

Net investment income (loss) (a)	0.11		0.18	0.10
Net realized and unrealized gain (loss) on investments	(0.12)		0.96	0.72

Total from investment operations	(0.01)		1.14	0.82

Less dividends and distributions:
From net investment income	(0.19)		(0.19)	(0.12)
From net realized gain on investments	(0.24)		(0.03)	—

Total dividends and distributions	(0.43)		(0.22)	(0.12)

Net asset value at end of period	$12.06		$12.50	$11.58

Total investment return (b)	(0.13%)		9.98%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86	% ††	1.46%	1.34%††
Net expenses (c)	0.71	% ††	0.71%	0.71%††
Portfolio turnover rate	51%		36%	44%
Net assets at end of period (in 000’s)	$405		$62	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–4.85 0.69%	1.27 7.16%	5.16 6.36%	5.27 5.87%	1.37 1.37%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.91 0.63	1.14 7.02	4.99 6.19	5.12 5.71	1.55 1.55
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–4.59 0.21	1.12 6.12	5.07 5.39	4.94 4.94	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	–0.75 0.21	5.20 6.20	5.40 5.40	4.92 4.92	2.31 2.31
Class I Shares	No Sales Charge		4/4/2005	0.71	7.37	6.63	6.13	1.12
Class R3 Shares	No Sales Charge		2/29/2016	0.50	6.82	10.96	N/A	1.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[5]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–1.87	–0.32	1.47	3.57
Moderate Allocation Composite Index[7]	1.54	7.92	7.40	6.34
Morningstar Allocation – 50% to 70% Equity Category Average[8]	1.30	6.91	6.34	5.74

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,006.90	$1.74	$1,023.10	$1.76	0.35%

Investor Class Shares	$1,000.00	$1,006.30	$2.54	$1,022.30	$2.56	0.51%

Class B Shares	$1,000.00	$1,002.10	$6.25	$1,018.50	$6.31	1.26%

Class C Shares	$1,000.00	$1,002.10	$6.25	$1,018.50	$6.31	1.26%

Class I Shares	$1,000.00	$1,007.10	$0.50	$1,024.30	$0.50	0.10%

Class R3 Shares	$1,000.00	$1,005.00	$3.48	$1,021.30	$3.51	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 0.69% for Class A shares, 0.63% for Investor Class shares, and 0.21% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.71% and Class R3 shares returned 0.50%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund. For the six months ended April 30, 2018, all share classes underperformed the 1.54% return of the Moderate Allocation Composite Index,1 which is an additional benchmark of the Fund, and the 1.30% return of the Morningstar Allocation—50% to 70% Equity Category Average.2 See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise

1.	See footnote on page 21 for more information on this index.
2.	See footnote on page 21 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Equity Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF. In addition, holdings of MainStay Epoch U.S. Equity Yield Fund were increased as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although the Fund has had several years of strong returns, several concerns have arisen for the major technology companies that dominate the growth-stock universe. Among these are intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believe that the prospects may be better for companies in the energy and financial sectors, which are more prevalent within value indices.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as major technology companies drove the stock market higher. At the other end of the spectrum, IQ Chaikin U.S. Small Cap ETF and MainStay MacKay International Opportunities Fund both generated small losses.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay MacKay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Among the most significant detractors from the Fund’s

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

25

performance were MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay Floating Rate Fund made the most substantial positive contribution to the performance of the fixed-income portion of the Fund, followed by MainStay MacKay Convertible Fund. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.8%†
Equity Funds 70.4%
IQ 50 Percent Hedged FTSE Europe ETF (a)	537,201	$10,867,576
IQ 50 Percent Hedged FTSE International ETF (a)	1,994,100	43,112,442
IQ Chaikin U.S. Large Cap ETF (a)	915,225	23,182,649
IQ Chaikin U.S. Small Cap ETF	807,081	21,928,391
IQ Global Resources ETF (b)	311,470	8,624,604
MainStay Absolute Return Multi-Strategy Fund Class I (a)	2,540,857	24,341,415
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	2,339,704	23,677,806
MainStay Cushing MLP Premier Fund Class I	392,622	4,577,968
MainStay Cushing Renaissance Advantage Fund Class I (a)	598,060	12,547,302
MainStay Epoch Capital Growth Fund Class I (a)(b)	515,343	6,575,781
MainStay Epoch Global Choice Fund Class I (a)	814,339	17,272,137
MainStay Epoch International Choice Fund Class I (a)	703,996	25,350,888
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,198,075	33,198,659
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	2,540,954	39,740,522
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,364,279	42,019,781
MainStay Large Cap Growth Fund Class R6	873,163	9,159,476
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	2,184,107	23,719,403
MainStay MacKay Growth Fund Class I (a)	430,386	15,407,826
MainStay MacKay International Equity Fund Class I	124,502	2,143,925
MainStay MacKay International Opportunities Fund Class I	3,242,590	30,383,067
MainStay MacKay S&P 500 Index Fund Class I	113,882	5,510,773
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	5,158,537	50,656,831
MainStay MAP Equity Fund Class I (a)	917,306	37,903,076

Total Equity Funds (Cost $432,368,538)		511,902,298

Fixed Income Funds 29.4%
IQ Enhanced Core Bond U.S. ETF (a)	193,031	3,585,551
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,305,913	24,942,938
IQ S&P High Yield Low Volatility Bond ETF	148,502	3,612,311
MainStay Convertible Fund Class I	762,501	13,160,770
MainStay Floating Rate Fund Class I	2,325,380	21,719,051
MainStay Indexed Bond Fund Class I (a)	570,647	5,866,255
MainStay MacKay High Yield Corporate Bond Fund Class R6	856,828	4,823,940

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay Short Duration High Yield Fund Class I	1,532,881	$15,098,881
MainStay MacKay Total Return Bond Fund Class R6 (a)	9,760,537	100,338,318
MainStay MacKay Unconstrained Bond Fund Class R6	2,310,641	20,264,319

Total Fixed Income Funds (Cost $215,056,475)		213,412,334

Total Affiliated Investment Companies (Cost $647,425,013)		725,314,632

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $1,273,117 (Collateralized by a United States Treasury Inflation Indexed Note with a rate 0.125% and a maturity date of 4/15/20, with a Principal Amount of $1,235,000 and a Market Value of $1,301,748)	$1,273,091	1,273,091

Total Short-Term Investment (Cost $1,273,091)		1,273,091

Total Investments (Cost $648,698,104)	100.0%	726,587,723
Other Assets, Less Liabilities	(0.0)‡	(120,305)
Net Assets	100.0%	$726,467,418

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$511,902,298	$—	$—	$511,902,298
Fixed Income Funds	206,214,472	7,197,862	—	213,412,334
Short-Term Investment
Repurchase Agreement	—	1,273,091	—	1,273,091

Total Investments in Securities	$718,116,770	$8,470,953	$—	$726,587,723

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $10,343,124 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $647,425,013)	$725,314,632
Repurchase agreements, at value (identified cost $1,273,091)	1,273,091
Receivables:
Fund shares sold	568,025
Dividends and interest	511,749
Investment securities sold	9,650
Other assets	81,671

Total assets	727,758,818

Liabilities
Payables:
Investment securities purchased	511,723
Fund shares redeemed	344,696
NYLIFE Distributors (See Note 3)	223,796
Shareholder communication	111,094
Transfer agent (See Note 3)	61,884
Professional fees	30,058
Custodian	2,521
Trustees	1,258
Shareholder service (See Note 3)	36
Accrued expenses	4,334

Total liabilities	1,291,400

Net assets	$726,467,418

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,579
Additional paid-in capital	624,013,359

624,066,938
Distributions in excess of net investment income	(2,656,096)
Accumulated net realized gain (loss) on investments	27,166,957
Net unrealized appreciation (depreciation) on investments	77,889,619

Net assets	$726,467,418

Class A
Net assets applicable to outstanding shares	$501,203,020

Shares of beneficial interest outstanding	36,905,168

Net asset value per share outstanding	$13.58
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.37

Investor Class
Net assets applicable to outstanding shares	$86,872,497

Shares of beneficial interest outstanding	6,389,406

Net asset value per share outstanding	$13.60
Maximum sales charge (5.50% of offering price)	0.79

Maximum offering price per share outstanding	$14.39

Class B
Net assets applicable to outstanding shares	$59,175,198

Shares of beneficial interest outstanding	4,404,589

Net asset value and offering price per share outstanding	$13.43

Class C
Net assets applicable to outstanding shares	$64,712,822

Shares of beneficial interest outstanding	4,818,530

Net asset value and offering price per share outstanding	$13.43

Class I
Net assets applicable to outstanding shares	$14,071,943

Shares of beneficial interest outstanding	1,029,829

Net asset value and offering price per share outstanding	$13.66

Class R3
Net assets applicable to outstanding shares	$431,938

Shares of beneficial interest outstanding	31,877

Net asset value and offering price per share outstanding	$13.55

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,866,942
Interest	27,027
Other income	2,306

Total income	8,896,275

Expenses
Distribution/Service—Class A (See Note 3)	631,145
Distribution/Service—Investor Class (See Note 3)	106,351
Distribution/Service—Class B (See Note 3)	319,038
Distribution/Service—Class C (See Note 3)	341,305
Distribution/Service—Class R3 (See Note 3)	880
Transfer agent (See Note 3)	441,315
Shareholder communication	54,333
Registration	48,122
Professional fees	33,679
Trustees	8,206
Custodian	3,790
Shareholder service (See Note 3)	176
Miscellaneous	13,247

Total expenses before waiver/reimbursement	2,001,587
Expense waiver/reimbursement from Manager (See Note 3)	(67,534)

Net expenses	1,934,053

Net investment income (loss)	6,962,222

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	10,457,585
Realized capital gain distributions from affiliated investment companies	24,243,261

Net realized gain (loss) on investments from affiliated investment companies	34,700,846

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(37,198,542)

Net realized and unrealized gain (loss) on investments	(2,497,696)

Net increase (decrease) in net assets resulting from operations	$4,464,526

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,962,222	$9,167,808
Net realized gain (loss) on investments and investments from affiliated investment companies	34,700,846	26,010,732
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(37,198,542)	61,786,441

Net increase (decrease) in net assets resulting from operations	4,464,526	96,964,981

Dividends and distributions to shareholders:
From net investment income:
Class A	(11,046,757)	(6,616,880)
Investor Class	(1,570,386)	(2,943,595)
Class B	(750,721)	(686,691)
Class C	(804,851)	(674,702)
Class I	(348,364)	(277,627)
Class R3	(6,983)	(746)

	(14,528,062)	(11,200,241)

From net realized gain on investments:
Class A	(15,807,250)	(5,959,271)
Investor Class	(2,567,815)	(2,909,866)
Class B	(2,053,815)	(1,212,227)
Class C	(2,202,163)	(1,190,728)
Class I	(449,157)	(221,201)
Class R3	(10,884)	(814)

	(23,091,084)	(11,494,107)

Total dividends and distributions to shareholders	(37,619,146)	(22,694,348)

Capital share transactions:
Net proceeds from sale of shares	45,615,225	84,348,555
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,239,366	22,409,781
Cost of shares redeemed	(60,987,930)	(114,743,191)

Increase (decrease) in net assets derived from capital share transactions	21,866,661	(7,984,855)

Net increase (decrease) in net assets	(11,287,959)	66,285,778

Net Assets
Beginning of period	737,755,377	671,469,599

End of period	$726,467,418	$737,755,377

Undistributed (distributions in excess of) net investment income at end of period	$(2,656,096)	$4,909,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.23	$12.83	$13.32	$14.19	$13.90	$11.97

Net investment income (loss) (a)	0.14	0.20	0.20	0.23	0.19	0.21
Net realized and unrealized gain (loss) on investments	(0.03)	1.67	(0.06)	(0.15)	0.82	2.00

Total from investment operations	0.11	1.87	0.14	0.08	1.01	2.21

Less dividends and distributions:
From net investment income	(0.31)	(0.25)	(0.24)	(0.30)	(0.31)	(0.28)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.76)	(0.47)	(0.63)	(0.95)	(0.72)	(0.28)

Net asset value at end of period	$13.58	$14.23	$12.83	$13.32	$14.19	$13.90

Total investment return (b)	0.69%	14.98%	1.15%	0.59%	7.47%	18.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%††	1.52%	1.61%	1.67%	1.36%	1.62%
Net expenses (c)	0.35%††	0.35%	0.35%	0.35%	0.34%	0.35%
Portfolio turnover rate	36%	33%	37%	39%	47%	49%
Net assets at end of period (in 000’s)	$501,203	$500,627	$349,764	$353,841	$339,189	$288,920

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.22	$12.81	$13.31	$14.17	$13.89	$11.96

Net investment income (loss) (a)	0.13	0.18	0.18	0.21	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.03)	1.67	(0.08)	(0.14)	0.81	2.01

Total from investment operations	0.10	1.85	0.10	0.07	0.98	2.19

Less dividends and distributions:
From net investment income	(0.27)	(0.22)	(0.21)	(0.28)	(0.29)	(0.26)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.72)	(0.44)	(0.60)	(0.93)	(0.70)	(0.26)

Net asset value at end of period	$13.60	$14.22	$12.81	$13.31	$14.17	$13.89

Total investment return (b)	0.63%	14.89%	0.90%	0.50%	7.22%	18.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.32%	1.43%	1.52%	1.22%	1.42%
Net expenses (c)	0.51%††	0.53%	0.53%	0.52%	0.51%	0.53%
Expenses (before waiver/reimbursement) (c)	0.58%††	0.53%	0.53%	0.52%	0.51%	0.53%
Portfolio turnover rate	36%	33%	37%	39%	47%	49%
Net assets at end of period (in 000’s)	$86,872	$84,951	$168,146	$158,390	$146,793	$128,403

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.00	$12.62	$13.11	$13.97	$13.70	$11.81

Net investment income (loss) (a)	0.08	0.08	0.09	0.11	0.07	0.09
Net realized and unrealized gain (loss) on investments	(0.04)	1.65	(0.08)	(0.14)	0.80	1.97

Total from investment operations	0.04	1.73	0.01	(0.03)	0.87	2.06

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)

Net asset value at end of period	$13.43	$14.00	$12.62	$13.11	$13.97	$13.70

Total investment return (b)	0.21%	13.98%	0.17%	(0.27%)	6.48%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%††	0.63%	0.71%	0.79%	0.49%	0.71%
Net expenses (c)	1.26%††	1.29%	1.28%	1.27%	1.26%	1.28%
Expenses (before waiver/reimbursement) (c)	1.33%††	1.29%	1.28%	1.27%	1.26%	1.28%
Portfolio turnover rate	36%	33%	37%	39%	47%	49%
Net assets at end of period (in 000’s)	$59,175	$67,352	$71,339	$80,474	$88,007	$88,451

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.00	$12.62	$13.11	$13.97	$13.70	$11.81

Net investment income (loss) (a)	0.08	0.08	0.09	0.10	0.06	0.09
Net realized and unrealized gain (loss) on investments	(0.04)	1.65	(0.08)	(0.13)	0.81	1.97

Total from investment operations	0.04	1.73	0.01	(0.03)	0.87	2.06

Less dividends and distributions:
From net investment income	(0.16)	(0.13)	(0.11)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.61)	(0.35)	(0.50)	(0.83)	(0.60)	(0.17)

Net asset value at end of period	$13.43	$14.00	$12.62	$13.11	$13.97	$13.70

Total investment return (b)	0.21%	13.98%	0.17%	(0.27%)	6.48%	17.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%††	0.61%	0.69%	0.77%	0.45%	0.68%
Net expenses (c)	1.26%††	1.29%	1.28%	1.27%	1.26%	1.28%
Expenses (before waiver/reimbursement) (c)	1.33%††	1.29%	1.28%	1.27%	1.26%	1.28%
Portfolio turnover rate	36%	33%	37%	39%	47%	49%
Net assets at end of period (in 000’s)	$64,713	$69,641	$69,090	$71,281	$67,851	$55,464

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$14.34	$12.92	$13.41	$14.28	$13.98	$12.04

Net investment income (loss) (a)	0.16	0.24	0.24	0.26	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.04)	1.68	(0.07)	(0.14)	0.85	2.00

Total from investment operations	0.12	1.92	0.17	0.12	1.05	2.25

Less dividends and distributions:
From net investment income	(0.35)	(0.28)	(0.27)	(0.34)	(0.34)	(0.31)
From net realized gain on investments	(0.45)	(0.22)	(0.39)	(0.65)	(0.41)	—

Total dividends and distributions	(0.80)	(0.50)	(0.66)	(0.99)	(0.75)	(0.31)

Net asset value at end of period	$13.66	$14.34	$12.92	$13.41	$14.28	$13.98

Total investment return (b)	0.71%	15.32%	1.41%	0.84%	7.74%	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%††	1.76%	1.87%	1.88%	1.42%	1.93%
Net expenses (c)	0.10%††	0.10%	0.10%	0.10%	0.09%	0.10%
Portfolio turnover rate	36%	33%	37%	39%	47%	49%
Net assets at end of period (in 000’s)	$14,072	$14,973	$13,068	$13,702	$11,757	$8,251

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$14.20	$12.80	$11.77

Net investment income (loss) (a)	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.01)	1.73	0.96

Total from investment operations	0.09	1.82	1.03

Less dividends and distributions:
From net investment income	(0.29)	(0.20)	—
From net realized gain on investments	(0.45)	(0.22)	—

Total dividends and distributions	(0.74)	(0.42)	—

Net asset value at end of period	$13.55	$14.20	$12.80

Total investment return (b)	0.50%	14.63%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44%††	0.64%	0.85	%††
Net expenses (c)	0.70%††	0.69%	0.70	%††
Portfolio turnover rate	36%	33%	37%
Net assets at end of period (in 000’s)	$432	$212	$64

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–4.05 1.54%	3.40 9.42%	6.67 7.89%	5.64 6.24%	1.48 1.48%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.10 1.48	3.22 9.23	6.49 7.70	5.50 6.10	1.67 1.67
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–3.74 1.12	3.38 8.38	6.60 6.90	5.30 5.30	2.43 2.43
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	0.15 1.12	7.39 8.39	6.90 6.90	5.30 5.30	2.43 2.43
Class I Shares	No Sales Charge		4/4/2005	1.63	9.65	8.16	6.51	1.23
Class R3 Shares	No Sales Charge		2/29/2016	1.39	9.07	13.89	N/A	1.82

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[5]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[6]	–1.87	–0.32	1.47	3.57
Moderate Growth Allocation Composite Index[7]	2.64	10.74	9.34	7.02
Morningstar Allocation – 70% to 85% Equity Category Average[8]	2.05	8.87	7.47	5.73

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,015.40	$1.75	$1,023.10	$1.76	0.35%

Investor Class Shares	$1,000.00	$1,014.80	$2.60	$1,022.20	$2.61	0.52%

Class B Shares	$1,000.00	$1,011.20	$6.33	$1,018.50	$6.36	1.27%

Class C Shares	$1,000.00	$1,011.20	$6.33	$1,018.50	$6.36	1.27%

Class I Shares	$1,000.00	$1,016.30	$0.50	$1,024.30	$0.50	0.10%

Class R3 Shares	$1,000.00	$1,013.90	$3.50	$1,021.30	$3.51	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 1.54% for Class A shares, 1.48% for Investor Class shares, and 1.12% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 1.63% and Class R3 shares returned 1.39%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. Over the same period, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund. For the six months ended April 30, 2018, all share classes underperformed the 2.64% return of the Moderate Growth Allocation Composite Index,1 which is an additional benchmark of the Fund, and the 2.05% return of the Morningstar Allocation—70% to 85% Equity Category Average.2 See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Moderate Growth Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade

1.	See footnote on page 36 for more information on this index.
2.	See footnote on page 36 for more information on the Morningstar Allocation—70% to 85% Equity Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Equity Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF. In addition, holdings of MainStay Epoch U.S. Equity Yield Fund were increased as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although the Fund has had several years of strong returns, several concerns have arisen for the major technology companies that dominate the growth-stock universe. Among these are intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believe that the prospects may be better for companies in the energy and financial sectors, which are more prevalent within value indices.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as major technology companies drove the stock market higher. At the other end of the spectrum, IQ Chaikin U.S. Small Cap ETF and MainStay MacKay International Opportunities Fund both generated small losses.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay MacKay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Among the most significant detractors from the Fund’s

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

40	MainStay Moderate Growth Allocation Fund

performance were MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay MacKay Convertible Fund made the most substantial positive contribution to the performance of the fixed-income portion of the Fund, followed by MainStay Floating Rate Fund. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 88.5%
IQ 50 Percent Hedged FTSE Europe ETF (a)	549,190	$11,110,114
IQ 50 Percent Hedged FTSE International ETF (a)	2,043,841	44,187,842
IQ Chaikin U.S. Large Cap ETF (a)	863,335	21,868,275
IQ Chaikin U.S. Small Cap ETF (a)	1,256,065	34,127,286
IQ Global Resources ETF (b)	407,149	11,273,956
MainStay Absolute Return Multi-Strategy Fund Class I (a)	1,343,370	12,869,488
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	2,811,552	28,452,906
MainStay Cushing MLP Premier Fund Class I	383,193	4,468,029
MainStay Cushing Renaissance Advantage Fund Class I (a)	776,264	16,286,016
MainStay Epoch Capital Growth Fund Class I (a)(b)	509,698	6,503,750
MainStay Epoch Global Choice Fund Class I (a)	834,807	17,706,254
MainStay Epoch International Choice Fund Class I (a)	1,060,266	38,180,166
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,460,443	40,468,873
MainStay Epoch U.S. Equity Yield Fund Class R6 (a)	3,390,048	53,020,358
MainStay Epoch U.S. Small Cap Fund Class I (a)	2,666,929	82,141,427
MainStay Large Cap Growth Fund Class R6	1,051,498	11,030,209
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	2,657,597	28,861,501
MainStay MacKay Growth Fund Class I (a)	549,311	19,665,322
MainStay MacKay International Equity Fund Class I	571,805	9,846,483
MainStay MacKay International Opportunities Fund Class I (a)	4,751,099	44,517,800
MainStay MacKay S&P 500 Index Fund Class I	147,915	7,157,628
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	7,397,346	72,641,939
MainStay MAP Equity Fund Class I (a)	1,447,350	59,804,520

Total Equity Funds (Cost $552,266,643)		676,190,142

Fixed Income Funds 11.4%
IQ Enhanced Core Plus Bond U.S. ETF	108,161	2,065,875
IQ S&P High Yield Low Volatility Bond ETF	174,106	4,235,129
MainStay Convertible Fund Class I	785,831	13,563,447
MainStay Floating Rate Fund Class I	2,156,905	20,145,489
MainStay MacKay High Yield Corporate Bond Fund Class R6	784,543	4,416,977
MainStay MacKay Short Duration High Yield Fund Class I	1,620,362	15,960,568

	Shares	Value
MainStay MacKay Total Return Bond Fund Class R6	600,527	$6,173,414
MainStay MacKay Unconstrained Bond Fund Class R6	2,394,999	21,004,138

Total Fixed Income Funds (Cost $85,553,992)		87,565,037

Total Affiliated Investment Companies (Cost $637,820,635)		763,755,179

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $480,790 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $470,000 and a Market Value of $495,402)	$480,780	480,780

Total Short-Term Investment (Cost $480,780)		480,780

Total Investments (Cost $638,301,415)	100.0%	764,235,959
Other Assets, Less Liabilities	(0.0)‡	(265,355)
Net Assets	100.0%	$763,970,604

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$676,190,142	$—	$—	$676,190,142
Fixed Income Funds	83,329,908	4,235,129	—	87,565,037
Short-Term Investment
Repurchase Agreement	—	480,780	—	480,780

Total Investments in Securities	$759,520,050	$4,715,909	$—	$764,235,959

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $4,997,851 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $637,820,635)	$763,755,179
Repurchase agreements, at value (identified cost $480,780)	480,780
Receivables:
Fund shares sold	436,810
Dividends and interest	274,762
Other assets	83,657

Total assets	765,031,188

Liabilities
Payables:
Investment securities purchased	390,073
NYLIFE Distributors (See Note 3)	230,938
Fund shares redeemed	221,949
Shareholder communication	112,723
Transfer agent (See Note 3)	67,143
Professional fees	30,334
Custodian	1,654
Trustees	1,205
Shareholder service (See Note 3)	34
Accrued expenses	4,531

Total liabilities	1,060,584

Net assets	$763,970,604

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$49,669
Additional paid-in capital	606,059,339

606,109,008
Distributions in excess of net investment income	(5,407,931)
Accumulated net realized gain (loss) on investments	37,334,983
Net unrealized appreciation (depreciation) on investments	125,934,544

Net assets	$763,970,604

Class A
Net assets applicable to outstanding shares	$518,057,405

Shares of beneficial interest outstanding	33,616,091

Net asset value per share outstanding	$15.41
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.31

Investor Class
Net assets applicable to outstanding shares	$116,881,957

Shares of beneficial interest outstanding	7,580,793

Net asset value per share outstanding	$15.42
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.32

Class B
Net assets applicable to outstanding shares	$67,209,616

Shares of beneficial interest outstanding	4,419,185

Net asset value and offering price per share outstanding	$15.21

Class C
Net assets applicable to outstanding shares	$53,368,549

Shares of beneficial interest outstanding	3,509,882

Net asset value and offering price per share outstanding	$15.21

Class I
Net assets applicable to outstanding shares	$8,011,084

Shares of beneficial interest outstanding	514,377

Net asset value and offering price per share outstanding	$15.57

Class R3
Net assets applicable to outstanding shares	$441,993

Shares of beneficial interest outstanding	28,794

Net asset value and offering price per share outstanding	$15.35

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,188,981
Interest	28,598
Other income	2,420

Total income	8,219,999

Expenses
Distribution/Service—Class A (See Note 3)	644,586
Distribution/Service—Investor Class (See Note 3)	145,548
Distribution/Service—Class B (See Note 3)	362,456
Distribution/Service—Class C (See Note 3)	278,560
Distribution/Service—Class R3 (See Note 3)	817
Transfer agent (See Note 3)	538,460
Shareholder communication	57,763
Registration	47,446
Professional fees	34,332
Trustees	8,456
Custodian	3,383
Shareholder service (See Note 3)	163
Miscellaneous	13,509

Total expenses before waiver/reimbursement	2,135,479
Expense waiver/reimbursement from Manager (See Note 3)	(103,957)

Net expenses	2,031,522

Net investment income (loss)	6,188,477

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	13,279,855
Realized capital gain distributions from affiliated investment companies	33,198,200

Net realized gain (loss) on investments from affiliated investment companies	46,478,055

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(41,629,514)

Net realized and unrealized gain (loss) on investments	4,848,541

Net increase (decrease) in net assets resulting from operations	$11,037,018

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,188,477	$6,616,375
Net realized gain (loss) on investments and investments from affiliated investment companies	46,478,055	24,682,996
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(41,629,514)	89,766,553

Net increase (decrease) in net assets resulting from operations	11,037,018	121,065,924

Dividends and distributions to shareholders:
From net investment income:
Class A	(11,518,539)	(4,200,102)
Investor Class	(2,163,989)	(2,767,412)
Class B	(880,618)	(377,570)
Class C	(674,616)	(245,478)
Class I	(208,532)	(111,609)
Class R3	(7,249)	(506)

	(15,453,543)	(7,702,677)

From net realized gain on investments:
Class A	(14,185,170)	(6,724,106)
Investor Class	(3,094,843)	(5,060,056)
Class B	(2,059,711)	(1,811,452)
Class C	(1,577,709)	(1,168,875)
Class I	(232,284)	(152,314)
Class R3	(9,569)	(986)

	(21,159,286)	(14,917,789)

Total dividends and distributions to shareholders	(36,612,829)	(22,620,466)

Capital share transactions:
Net proceeds from sale of shares	52,317,672	88,386,409
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	36,393,001	22,455,012
Cost of shares redeemed	(55,577,011)	(108,343,191)

Increase (decrease) in net assets derived from capital share transactions	33,133,662	2,498,230

Net increase (decrease) in net assets	7,557,851	100,943,688

Net Assets
Beginning of period	756,412,753	655,469,065

End of period	$763,970,604	$756,412,753

Undistributed (distributions in excess of) net investment income at end of period	$(5,407,931)	$3,857,135

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.96	$13.90	$14.65	$15.47	$14.54	$11.80

Net investment income (loss) (a)	0.14	0.17	0.18	0.19	0.11	0.14
Net realized and unrealized gain (loss) on investments	0.12	2.41	(0.18)	(0.07)	1.11	2.82

Total from investment operations	0.26	2.58	—	0.12	1.22	2.96

Less dividends and distributions:
From net investment income	(0.36)	(0.20)	(0.20)	(0.28)	(0.29)	(0.22)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.81)	(0.52)	(0.75)	(0.94)	(0.29)	(0.22)

Net asset value at end of period	$15.41	$15.96	$13.90	$14.65	$15.47	$14.54

Total investment return (b)	1.54%	19.05%	0.15%	0.81%	8.48%	25.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%††	1.16%	1.29%	1.30%	0.74%	1.09%
Net expenses (c)	0.35%††	0.36%	0.36%	0.36%	0.35%	0.37%
Portfolio turnover rate	21%	32%	32%	36%	45%	47%
Net assets at end of period (in 000’s)	$518,057	$499,998	$296,060	$301,459	$283,404	$233,003

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.93	$13.88	$14.63	$15.45	$14.52	$11.79

Net investment income (loss) (a)	0.13	0.14	0.15	0.17	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.12	2.40	(0.17)	(0.08)	1.11	2.81

Total from investment operations	0.25	2.54	(0.02)	0.09	1.20	2.93

Less dividends and distributions:
From net investment income	(0.31)	(0.17)	(0.18)	(0.25)	(0.27)	(0.20)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.76)	(0.49)	(0.73)	(0.91)	(0.27)	(0.20)

Net asset value at end of period	$15.42	$15.93	$13.88	$14.63	$15.45	$14.52

Total investment return (b)	1.48%	18.80%	(0.04%)	0.64%	8.31%	25.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%††	0.96%	1.09%	1.13%	0.61%	0.91%
Net expenses(c)	0.52%††	0.55%	0.55%	0.54%	0.52%	0.55%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.55%	0.55%	0.54%	0.52%	0.55%
Portfolio turnover rate	21%	32%	32%	36%	45%	47%
Net assets at end of period (in 000’s)	$116,882	$116,058	$221,041	$207,598	$192,129	$168,045

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.66	$13.65	$14.39	$15.20	$14.30	$11.61

Net investment income (loss) (a)	0.07	0.04	0.05	0.06	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	0.12	2.36	(0.18)	(0.07)	1.09	2.78

Total from investment operations	0.19	2.40	(0.13)	(0.01)	1.07	2.80

Less dividends and distributions:
From net investment income	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)

Net asset value at end of period	$15.21	$15.66	$13.65	$14.39	$15.20	$14.30

Total investment return (b)	1.12%	17.91%	(0.81%)	(0.08%)	7.49%	24.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91%††	0.31%	0.39%	0.43%	(0.12%)	0.19%
Net expenses (c)	1.27%††	1.30%	1.30%	1.29%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.31%	1.30%	1.29%	1.27%	1.30%
Portfolio turnover rate	21%	32%	32%	36%	45%	47%
Net assets at end of period (in 000’s)	$67,210	$75,863	$80,344	$93,000	$105,839	$108,524

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.66	$13.65	$14.38	$15.20	$14.30	$11.61

Net investment income (loss) (a)	0.07	0.04	0.05	0.05	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	0.12	2.36	(0.17)	(0.07)	1.10	2.78

Total from investment operations	0.19	2.40	(0.12)	(0.02)	1.07	2.80

Less dividends and distributions:
From net investment income	(0.19)	(0.07)	(0.06)	(0.14)	(0.17)	(0.11)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.64)	(0.39)	(0.61)	(0.80)	(0.17)	(0.11)

Net asset value at end of period	$15.21	$15.66	$13.65	$14.38	$15.20	$14.30

Total investment return (b)	1.12%	17.91%	(0.81%)	(0.08%)	7.50%	24.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	0.25%	0.36%	0.37%	(0.17%)	0.15%
Net expenses (c)	1.27%††	1.30%	1.30%	1.29%	1.27%	1.30%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.31%	1.30%	1.29%	1.27%	1.30%
Portfolio turnover rate	21%	32%	32%	36%	45%	47%
Net assets at end of period (in 000’s)	$53,369	$55,873	$51,005	$52,870	$49,817	$39,329

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.14	$14.05	$14.80	$15.62	$14.67	$11.91

Net investment income (loss) (a)	0.17	0.21	0.21	0.22	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.11	2.43	(0.17)	(0.06)	1.15	2.85

Total from investment operations	0.28	2.64	0.04	0.16	1.27	3.01

Less dividends and distributions:
From net investment income	(0.40)	(0.23)	(0.24)	(0.32)	(0.32)	(0.25)
From net realized gain on investments	(0.45)	(0.32)	(0.55)	(0.66)	—	—

Total dividends and distributions	(0.85)	(0.55)	(0.79)	(0.98)	(0.32)	(0.25)

Net asset value at end of period	$15.57	$16.14	$14.05	$14.80	$15.62	$14.67

Total investment return (b)	1.63%	19.35%	0.41%	1.05%	8.78%	25.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%††	1.40%	1.54%	1.47%	0.82%	1.24%
Net expenses (c)	0.10%††	0.11%	0.11%	0.11%	0.10%	0.12%
Portfolio turnover rate	21%	32%	32%	36%	45%	47%
Net assets at end of period (in 000’s)	$8,011	$8,435	$6,976	$7,568	$7,048	$2,114

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$15.90	$13.87	$12.58

Net investment income (loss) (a)	0.08	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.16	2.48	1.25

Total from investment operations	0.24	2.51	1.29

Less dividends and distributions:
From net investment income	(0.34)	(0.16)	—
From net realized gain on investments	(0.45)	(0.32)	—

Total dividends and distributions	(0.79)	(0.48)	—

Net asset value at end of period	$15.35	$15.90	$13.87

Total investment return (b)	1.39%	18.58%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%††	0.21%	0.39	%††
Net expenses (c)	0.70%††	0.70%	0.71	%††
Portfolio turnover rate	21%	32%	32%
Net assets at end of period (in 000’s)	$442	$185	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/4/2005	–3.72 1.88%	5.05 11.16%	7.65 8.87%	5.45 6.05%	1.58 1.58%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.85 1.74	4.86 10.96	7.47 8.70	5.32 5.92	1.77 1.77
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/4/2005	–3.48 1.37	5.10 10.10	7.60 7.90	5.15 5.15	2.53 2.53
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/4/2005	0.39 1.36	9.09 10.09	7.90 7.90	5.14 5.14	2.53 2.53
Class I Shares	No Sales Charge		4/4/2005	1.97	11.45	9.16	6.33	1.33
Class R3 Shares	No Sales Charge		2/29/2016	1.72	10.80	16.04	N/A	1.91

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[5]	3.41	14.51	5.90	2.43
Growth Allocation Composite Index[6]	3.72	13.59	11.26	7.58
Morningstar Allocation – 85%+ Equity Category Average[7]	2.79	10.61	9.26	6.61

4.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,018.80	$1.90	$1,022.90	$1.91	0.38%

Investor Class Shares	$1,000.00	$1,017.40	$2.75	$1,022.10	$2.76	0.55%

Class B Shares	$1,000.00	$1,013.70	$6.49	$1,018.30	$6.51	1.30%

Class C Shares	$1,000.00	$1,013.60	$6.49	$1,018.30	$6.51	1.30%

Class I Shares	$1,000.00	$1,019.70	$0.65	$1,024.10	$0.65	0.13%

Class R3 Shares	$1,000.00	$1,017.20	$3.65	$1,021.20	$3.66	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Growth Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments on page 56 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Growth Allocation Fund returned 1.88% for Class A shares, 1.74% for Investor Class shares, 1.37% for Class B shares and 1.36% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 1.97% and Class R3 shares returned 1.72%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes underperformed the 3.72% return of the Growth Allocation Composite Index,1 which is an additional benchmark of the Fund, and the 2.79% return of the Morningstar Allocation—85%+ Equity Category Average.2 See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). Although the Fund may invest up to 10% of its assets in Underlying Fixed-Income Funds, the Fund seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Funds (normally within a range of 90% to 100%). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks.

The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Growth Allocation Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. Excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

A number of biases were evident in the Fund. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

How did the Fund’s allocations change over the course of the reporting period?

We allocated assets to two new Underlying Fund offerings during the reporting period. IQ Chaikin U.S. Large Cap ETF

1.	See footnote on page 51 for more information on this index.
2.	See footnote on page 51 for more information on the Morningstar Allocation—85%+ Equity Category Average.

54	MainStay Growth Allocation Fund

follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role. The Fund also invested in MainStay Candriam Emerging Markets Equity Fund. This new position, along with the Fund’s existing position in MainStay MacKay Emerging Markets Equity Fund, helped diversify strategy risk.

The Fund increased its allocation to IQ Chaikin U.S. Small Cap ETF. In addition, holdings of MainStay Epoch U.S. Equity Yield Fund were increased as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Fund reduced its position in MainStay Large Cap Growth Fund. Although the Fund has had several years of strong returns, several concerns have arisen for the major technology companies that dominate the growth-stock universe. Among these are intense competition, a heavier regulatory hand, possible litigation regarding data privacy and monopolistic practices. We believe that the prospects may be better for companies in the energy and financial sectors, which are more prevalent within value indices.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest total returns came from MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund as major technology companies drove the stock market higher. At the other end of the spectrum, IQ Chaikin U.S. Small Cap ETF and MainStay MacKay International Opportunities Fund both generated small losses.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay MacKay U.S. Equity Opportunities Fund and MainStay Large Cap Growth Fund. Among the most significant detractors from the Fund’s performance were MainStay MacKay International Opportunities Fund and IQ Chaikin U.S. Small Cap ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

55

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 100.0%
IQ 50 Percent Hedged FTSE Europe ETF	292,257	$5,912,359
IQ 50 Percent Hedged FTSE International ETF	713,371	15,423,081
IQ Chaikin U.S. Large Cap ETF	449,645	11,389,508
IQ Chaikin U.S. Small Cap ETF (a)	907,019	24,643,706
IQ Global Resources ETF (b)	279,700	7,744,893
MainStay Candriam Emerging Markets Equity Fund Class R6 (a)(b)	1,755,189	17,762,514
MainStay Cushing MLP Premier Fund Class I	232,821	2,714,696
MainStay Cushing Renaissance Advantage Fund Class I (a)	625,329	13,119,396
MainStay Epoch Capital Growth Fund Class I (b)	276,577	3,529,121
MainStay Epoch Global Choice Fund Class I	388,887	8,248,302
MainStay Epoch International Choice Fund Class I	650,089	23,409,690
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	1,117,402	30,963,222
MainStay Epoch U.S. Equity Yield Fund Class R6	2,195,873	34,343,456
MainStay Epoch U.S. Small Cap Fund Class I (a)	1,351,671	41,631,462
MainStay Large Cap Growth Fund Class R6	705,798	7,403,818
MainStay MacKay Emerging Markets Equity Fund Class R6 (a)(b)	1,637,150	17,779,450
MainStay MacKay Growth Fund Class I (a)	421,920	15,104,730

	Shares	Value
MainStay MacKay International Equity Fund Class I (a)	294,578	$5,072,630
MainStay MacKay International Opportunities Fund Class I	2,860,850	26,806,163
MainStay MacKay S&P 500 Index Fund Class I	86,268	4,174,506
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	4,365,609	42,870,281
MainStay MAP Equity Fund Class I (a)	865,121	35,746,818

Total Affiliated Investment Companies (Cost $318,235,680)		395,793,802

Total Investments (Cost $318,235,680)	100.0%	395,793,802
Other Assets, Less Liabilities	(0.0)‡	(73,878)
Net Assets	100.0%	$395,719,924

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$395,793,802	$—	$—	$395,793,802

Total Investments in Securities	$395,793,802	$—	$—	$395,793,802

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $318,235,680)	$395,793,802
Receivables:
Investment securities sold	260,456
Fund shares sold	254,439
Dividends and interest	25,759
Shareholder Service (See Note 3)	1,246
Other assets	75,377

Total assets	396,411,079

Liabilities
Due to custodian	250,661
Payables:
Fund shares redeemed	158,398
NYLIFE Distributors (See Note 3)	121,265
Shareholder communication	59,320
Transfer agent (See Note 3)	44,084
Professional fees	27,464
Investment securities purchased	25,759
Custodian	1,602
Trustees	619
Accrued expenses	1,983

Total liabilities	691,155

Net assets	$395,719,924

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,217
Additional paid-in capital	299,445,724

299,469,941
Distributions in excess of net investment income	(3,221,469)
Accumulated net realized gain (loss) on investments	21,913,330
Net unrealized appreciation (depreciation) on investments	77,558,122

Net assets	$395,719,924

Class A
Net assets applicable to outstanding shares	$252,009,942

Shares of beneficial interest outstanding	15,359,931

Net asset value per share outstanding	$16.41
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price per share outstanding	$17.37

Investor Class
Net assets applicable to outstanding shares	$70,752,811

Shares of beneficial interest outstanding	4,313,907

Net asset value per share outstanding	$16.40
Maximum sales charge (5.50% of offering price)	0.95

Maximum offering price per share outstanding	$17.35

Class B
Net assets applicable to outstanding shares	$39,039,998

Shares of beneficial interest outstanding	2,441,712

Net asset value and offering price per share outstanding	$15.99

Class C
Net assets applicable to outstanding shares	$26,754,269

Shares of beneficial interest outstanding	1,671,382

Net asset value and offering price per share outstanding	$16.01

Class I
Net assets applicable to outstanding shares	$6,588,336

Shares of beneficial interest outstanding	395,304

Net asset value and offering price per share outstanding	$16.67

Class R3
Net assets applicable to outstanding shares	$574,568

Shares of beneficial interest outstanding	35,151

Net asset value and offering price per share outstanding	$16.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,868,811
Interest	2,297
Other income	1,270

Total income	3,872,378

Expenses
Distribution/Service—Class A (See Note 3)	314,706
Distribution/Service—Investor Class (See Note 3)	88,908
Distribution/Service—Class B (See Note 3)	210,969
Distribution/Service—Class C (See Note 3)	144,527
Distribution/Service—Class R3 (See Note 3)	752
Transfer agent (See Note 3)	326,363
Registration	43,160
Shareholder communication	31,799
Professional fees	26,061
Trustees	4,408
Custodian	3,168
Shareholder service (See Note 3)	150
Miscellaneous	8,731

Total expenses before waiver/reimbursement	1,203,702
Expense waiver/reimbursement from Manager (See Note 3)	(62,745)

Net expenses	1,140,957

Net investment income (loss)	2,731,421

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	8,718,473
Realized capital gain distributions from affiliated investment companies	20,422,181

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	29,140,654

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(24,992,013)

Net realized and unrealized gain (loss) on investments	4,148,641

Net increase (decrease) in net assets resulting from operations	$6,880,062

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,731,421	$1,917,745
Net realized gain (loss) on investments and investments from affiliated investment companies	29,140,654	15,347,891
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(24,992,013)	56,321,152

Net increase (decrease) in net assets resulting from operations	6,880,062	73,586,788

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,235,156)	(1,170,524)
Investor Class	(1,237,081)	(961,572)
Class B	(469,452)	(7,332)
Class C	(322,779)	(4,240)
Class I	(142,118)	(55,199)
Class R3	(5,502)	(170)

	(7,412,088)	(2,199,037)

From net realized gain on investments:
Class A	(8,407,545)	(3,868,508)
Investor Class	(2,284,986)	(3,709,790)
Class B	(1,474,576)	(1,353,710)
Class C	(1,018,723)	(762,150)
Class I	(205,598)	(143,216)
Class R3	(9,331)	(828)

	(13,400,759)	(9,838,202)

Total dividends and distributions to shareholders	(20,812,847)	(12,037,239)

Capital share transactions:
Net proceeds from sale of shares	29,070,133	50,762,307
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	20,611,058	11,902,824
Cost of shares redeemed	(33,410,252)	(57,592,564)

Increase (decrease) in net assets derived from capital share transactions	16,270,939	5,072,567

Net increase (decrease) in net assets	2,338,154	66,622,116

Net Assets
Beginning of period	393,381,770	326,759,654

End of period	$395,719,924	$393,381,770

Undistributed (distributions in excess of) net investment income at end of period	$(3,221,469)	$1,459,198

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.01	$14.37	$15.36	$16.01	$14.86	$11.55

Net investment income (loss) (a)	0.13	0.12	0.10	0.14	0.04	0.07
Net realized and unrealized gain (loss) on investments	0.21	3.08	(0.28)	(0.08)	1.36	3.38

Total from investment operations	0.34	3.20	(0.18)	0.06	1.40	3.45

Less dividends and distributions:
From net investment income	(0.36)	(0.13)	(0.15)	(0.26)	(0.25)	(0.14)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.94)	(0.56)	(0.81)	(0.71)	(0.25)	(0.14)

Net asset value at end of period	$16.41	$17.01	$14.37	$15.36	$16.01	$14.86

Total investment return (b)	1.88%	22.91%	(1.07%)	0.36%	9.53%	30.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%††	0.73%	0.73%	0.89%	0.24%	0.54%
Net expenses (c)	0.38%††	0.40%	0.41%	0.40%	0.39%	0.41%
Portfolio turnover rate	14%	30%	25%	32%	37%	33%
Net assets at end of period (in 000’s)	$252,010	$242,172	$128,723	$133,089	$127,986	$105,462

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.98	$14.34	$15.33	$15.98	$14.84	$11.54

Net investment income (loss) (a)	0.12	0.09	0.08	0.12	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.20	3.09	(0.28)	(0.09)	1.35	3.38

Total from investment operations	0.32	3.18	(0.20)	0.03	1.37	3.43

Less dividends and distributions:
From net investment income	(0.32)	(0.11)	(0.13)	(0.23)	(0.23)	(0.13)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.90)	(0.54)	(0.79)	(0.68)	(0.23)	(0.13)

Net asset value at end of period	$16.40	$16.98	$14.34	$15.33	$15.98	$14.84

Total investment return (b)	1.74%	22.80%	(1.23%)	0.19%	9.33%	30.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	0.61%	0.57%	0.75%	0.12%	0.40%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.64%††	0.59%	0.60%	0.57%	0.56%	0.60%
Portfolio turnover rate	14%	30%	25%	32%	37%	33%
Net assets at end of period (in 000’s)	$70,753	$71,378	$123,415	$119,362	$112,122	$98,827

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.51	$13.96	$14.92	$15.57	$14.47	$11.25

Net investment income (loss) (a)	0.06	(0.01)	(0.02)	0.01	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.18	2.99	(0.27)	(0.10)	1.32	3.30

Total from investment operations	0.24	2.98	(0.29)	(0.09)	1.23	3.26

Less dividends and distributions:
From net investment income	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)	(0.04)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)	(0.04)

Net asset value at end of period	$15.99	$16.51	$13.96	$14.92	$15.57	$14.47

Total investment return (b)	1.37%	21.85%	(1.88%)	(0.57%)	8.55%	29.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%††	(0.05%)	(0.13%)	0.05%	(0.61%)	(0.32%)
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%††	1.35%	1.35%	1.32%	1.31%	1.35%
Portfolio turnover rate	14%	30%	25%	32%	37%	33%
Net assets at end of period (in 000’s)	$39,040	$43,643	$45,733	$53,265	$59,583	$60,627

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.53	$13.97	$14.94	$15.59	$14.49	$11.27

Net investment income (loss) (a)	0.05	(0.02)	(0.02)	(0.01)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	0.19	3.01	(0.28)	(0.08)	1.33	3.31

Total from investment operations	0.24	2.99	(0.30)	(0.09)	1.23	3.26

Less dividends and distributions:
From net investment income	(0.18)	(0.00)‡	(0.01)	(0.11)	(0.13)	(0.04)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.76)	(0.43)	(0.67)	(0.56)	(0.13)	(0.04)

Net asset value at end of period	$16.01	$16.53	$13.97	$14.94	$15.59	$14.49

Total investment return (b)	1.36%	21.90%	(2.02%)	(0.51%)	8.54%	29.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67%††	(0.15%)	(0.16%)	(0.04%)	(0.66%)	(0.37%)
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.39%††	1.35%	1.35%	1.32%	1.31%	1.35%
Portfolio turnover rate	14%	30%	25%	32%	37%	33%
Net assets at end of period (in 000’s)	$26,754	$29,233	$24,268	$25,841	$22,767	$19,043

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$17.29	$14.59	$15.58	$16.23	$15.05	$11.69

Net investment income (loss) (a)	0.15	0.15	0.13	0.18	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.21	3.15	(0.27)	(0.08)	1.39	3.43

Total from investment operations	0.36	3.30	(0.14)	0.10	1.47	3.53

Less dividends and distributions:
From net investment income	(0.40)	(0.17)	(0.19)	(0.30)	(0.29)	(0.17)
From net realized gain on investments	(0.58)	(0.43)	(0.66)	(0.45)	—	—

Total dividends and distributions	(0.98)	(0.60)	(0.85)	(0.75)	(0.29)	(0.17)

Net asset value at end of period	$16.67	$17.29	$14.59	$15.58	$16.23	$15.05

Total investment return (b)	1.97%	23.27%	(0.79%)	0.60%	9.84%	30.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%††	0.95%	0.94%	1.11%	0.52%	0.75%
Net expenses (c)	0.13%††	0.15%	0.16%	0.15%	0.14%	0.16%
Portfolio turnover rate	14%	30%	25%	32%	37%	33%
Net assets at end of period (in 000’s)	$6,588	$6,751	$4,593	$3,970	$3,621	$2,665

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$16.96	$14.34	$12.94

Net investment income (loss) (a)	0.07	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	0.24	3.13	1.43

Total from investment operations	0.31	3.14	1.40

Less dividends and distributions:
From net investment income	(0.34)	(0.09)	—
From net realized gain on investments	(0.58)	(0.43)	—

Total dividends and distributions	(0.92)	(0.52)	—

Net asset value at end of period	$16.35	$16.96	$14.34

Total investment return (b)	1.72%	22.46%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%††	0.06%	(0.29	%)††
Net expenses (c)	0.73%††	0.73%	0.75	% ††
Expenses (before reimbursement/waiver) (c)	0.73%††	0.73%	0.76	% ††
Portfolio turnover rate	14%	30%	25%
Net assets at end of period (in 000’s)	$575	$204	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and Notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Allocation Funds each currently has six classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Allocation Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R3 shares.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)   Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of

63

Notes to Financial Statements (Unaudited) (continued)

the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their respective NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Underlying Fund’s manager, in consultation with the Underlying Fund’s subadvisor(s), if any.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)   Income Taxes.   Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

64	MainStay Asset Allocation Funds

(C)   Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on the ex-dividend date. The Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)   Security Transactions and Investment Income.   The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)   Expenses.   Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. Shares of the Underlying Funds are subject to management fees and other fees that may increase the costs of investing in Underlying Funds versus the cost of owning the underlying securities directly. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)   Use of Estimates.   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)   Repurchase Agreements.   The Allocation Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Funds may enter into repurchase agreements only with counterparties, usually financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the

1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the counterparty secured by the securities transferred to the respective Allocation Fund.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Funds mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)   Indemnifications.   Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)   Manager.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses

65

Notes to Financial Statements (Unaudited) (continued)

(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I	Class R3
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.85%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.85

This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$18,991
MainStay Moderate Allocation Fund	67,534
MainStay Moderate Growth Allocation Fund	103,957
MainStay Growth Allocation Fund	62,745

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Allocation Funds and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.

(B)   Distribution, Service and Shareholder Service Fees.   The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

(C)   Sales Charges.   During the six-month period ended April 30, 2018, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$71,518
Investor Class	36,116

MainStay Moderate Allocation Fund
Class A	$88,379
Investor Class	89,590

MainStay Moderate Growth Allocation Fund
Class A	$116,300
Investor Class	122,385

MainStay Growth Allocation Fund
Class A	$53,144
Investor Class	72,362

66	MainStay Asset Allocation Funds

During the six-month period ended April 30, 2018, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$7,444
Class B	21,401
Class C	7,549

MainStay Moderate Allocation Fund
Class A	$1,851
Class B	50,458
Class C	3,544

MainStay Moderate Growth Allocation Fund
Class A	$1,257
Investor Class	71
Class B	43,584
Class C	6,349

MainStay Growth Allocation Fund
Class A	$734
Class B	29,421
Class C	3,321

(D)   Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$81,283
Investor Class	43,100
Class B	32,376
Class C	80,703
Class I	2,934
Class R3	46

MainStay Moderate Allocation Fund
Class A	$130,997
Investor Class	120,102
Class B	90,048
Class C	96,331
Class I	3,745
Class R3	92

MainStay Moderate Growth Allocation Fund
Class A	$150,564
Investor Class	183,416
Class B	114,187
Class C	87,753
Class I	2,442
Class R3	98

MainStay Growth Allocation Fund
Class A	$89,628
Investor Class	117,165
Class B	69,488
Class C	47,597
Class I	2,377
Class R3	108

(E)   Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

67

Notes to Financial Statements (Unaudited) (continued)

(F)   Investments in Affiliates (in 000’s).   During the six-month period ended April 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Conservative Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation		Value, End of Period	Dividend Income		Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$7,048	$103	$(114)	$1		$7		$7,045	$55		$—	348
IQ 50 Percent Hedged FTSE International ETF	12,355	16,732	(1,046)	(37)		216		28,220	197		—	1,305
IQ Chaikin U.S. Large Cap ETF	—	15,196	(843)	(26)		(57)		14,270	43		—	563
IQ Chaikin U.S. Small Cap ETF	2,901	7,813	(407)	(16)		(299)		9,992	20		—	368
IQ Enhanced Core Bond U.S. ETF	22,202	2,171	(6,847)	(390)		(753)		16,383	252		—	882
IQ Enhanced Core Plus Bond U.S. ETF	7	—	(7)	(0	)(a)	(0	)(a)	—	0	(a)	—	—
IQ Global Resources ETF	3,146	477	(24)	(0	)(a)	43		3,642	—		—	132
IQ S&P High Yield Low Volatility Bond ETF	5,932	1,077	(27)	(1)		(303)		6,678	126		—	275
Mainstay Candriam Emerging Markets Equity Fund Class I	—	12,821	(12,803)	(18)		—		—	1		—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	12,340	(34)	(1)		(216)		12,089	—		—	1,195
MainStay Absolute Return Multi-Strategy Fund Class I	27,387	1,102	(980)	(39)		(1,421)		26,049	501		224	2,719
MainStay Cushing MLP Premier Fund Class I	2,838	241	(231)	(116)		(1)		2,731	155		—	234
MainStay Cushing Renaissance Advantage Fund Class I	12,515	1,078	(4,781)	373		371		9,556	130		—	455
MainStay Epoch Capital Growth Fund Class I	3,979	184	(186)	8		60		4,045	27		115	317
MainStay Epoch Global Choice Fund Class I	10,937	428	(187)	3		(369)		10,812	69		338	510
MainStay Epoch International Choice Fund Class I	7,604	786	(254)	3		(44)		8,095	102		—	225
MainStay Epoch U.S. All Cap Fund Class I	12,571	1,627	(13,431)	1,882		(2,649)		—	17		1,330	—
MainStay Epoch U.S. All Cap Fund Class R6	—	10,676	(193)	(1,666)		1,243		10,060	—		—	363
MainStay Epoch U.S. Equity Yield Fund Class I	9,490	1,995	(11,220)	760		(1,025)		—	55		321	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	12,448	(125)	(803)		562		12,082	64		—	772
MainStay Epoch U.S. Small Cap Fund Class I	22,575	2,389	(2,656)	138		(1,384)		21,062	—		1,786	684
MainStay Floating Rate Fund Class I	31,553	635	(6,790)	(23)		(10)		25,365	571		—	2,716
MainStay Indexed Bond Fund Class I	50,644	20,250	(4,919)	(300)		(2,021)		63,654	793		191	6,192
MainStay Large Cap Growth Fund Class I	10,444	1,384	(11,319)	3,925		(4,434)		—	6		1,379	—
MainStay Large Cap Growth Fund Class R6	—	3,334	(645)	(1,568)		1,563		2,684	—		—	256
MainStay MAP Equity Fund Class I	15,153	2,248	(4,466)	883		(1,939)		11,879	97		1,342	287
MainStay MacKay Convertible Fund Class I (b)	8,316	559	(298)	10		(233)		8,354	84		474	484
MainStay MacKay Emerging Markets Equity Fund Class I (c)	24,131	2,034	(27,290)	4,885		(3,760)		—	199		—	—
MainStay MacKay Emerging Markets Equity Fund Class R6	—	12,769	(148)	(3,089)		2,599		12,131	—		—	1,117
MainStay MacKay Growth Fund Class I (d)	5,217	247	(302)	20		118		5,300	14		193	148
MainStay MacKay High Yield Corporate Bond Fund Class I (e)	14,413	299	(14,506)	1,453		(1,659)		—	282		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (e)	—	13,030	(2,346)	(1,353)		1,254		10,585	110		—	1,880
MainStay MacKay International Opportunities Fund Class I (f)	9,430	1,708	(305)	1		(302)		10,532	166		—	1,124
MainStay MacKay S&P 500 Index Fund Class I (g)	1,437	2,898	(1,869)	(61)		(175)		2,230	24		173	46
MainStay MacKay Short Duration High Yield Fund Class I (h)	9,438	324	(85)	(1)		(115)		9,561	204		—	971
MainStay MacKay Total Return Bond Fund Class I (i)	81,530	1,993	(81,629)	(1,228)		(666)		—	632		—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	68,026	(5,967)	993		(1,474)		61,578	285		—	5,990
MainStay MacKay U.S. Equity Opportunities Fund Class I (j)	16,614	3,640	(2,021)	84		(1,833)		16,484	486		1,829	1,679
MainStay MacKay Unconstrained Bond Fund Class I (k)	12,521	244	(12,651)	23		(137)		—	125		—	—
MainStay MacKay Unconstrained Bond Fund Class R6	—	12,857	(60)	(23)		(63)		12,711	76		—	1,449

	$454,328	$250,163	$(234,012)	$4,686		$(19,306)		$455,859	$5,968		$9,695

68	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$10,615	$247	$—	$—		$6	$10,868	$84	$—	537
IQ 50 Percent Hedged FTSE International ETF	19,688	24,200	(997)	(5)		226	43,112	307	—	1,994
IQ Chaikin U.S. Large Cap ETF	—	23,505	(115)	(5)		(202)	23,183	65	—	915
IQ Chaikin U.S. Small Cap ETF	11,436	11,479	(407)	(15)		(565)	21,928	53	—	807
IQ Enhanced Core Bond U.S. ETF	5,764	230	(2,108)	(155)		(145)	3,586	66	—	193
IQ Enhanced Core Plus Bond U.S. ETF	29,584	6,390	(9,677)	(350)		(1,004)	24,943	432	—	1,306
IQ Global Resources ETF	7,700	814	—	—		111	8,625	—	—	311
IQ S&P High Yield Low Volatility Bond ETF	4,579	177	(939)	(35)		(170)	3,612	90	—	149
MainStay Absolute Return Multi-Strategy Fund Class I	28,136	1,135	(3,445)	(108)		(1,377)	24,341	516	230	2,541
MainStay Candriam Emerging Markets Equity Fund Class I	—	24,273	(24,250)	(23)		—	—	1	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	24,109	(10)	(0	)(a)	(421)	23,678	—	—	2,340
MainStay Cushing MLP Premier Fund Class I	4,498	333	(58)	(28)		(167)	4,578	252	—	393
MainStay Cushing Renaissance Advantage Fund Class I	21,234	955	(10,954)	784		528	12,547	167	—	598
MainStay Epoch Capital Growth Fund Class I	6,293	266	(86)	4		99	6,576	43	183	515
MainStay Epoch Global Choice Fund Class I	18,210	701	(1,094)	105		(650)	17,272	113	553	814
MainStay Epoch International Choice Fund Class I	23,754	2,342	(566)	1		(180)	25,351	317	—	704
MainStay Epoch U.S. All Cap Fund Class I	37,285	4,369	(39114)	6,537		(9,077)	—	57	4,312	—
MainStay Epoch U.S. All Cap Fund Class R6	—	34,811	(209)	(6,364)		4,961	33,199	—	—	1,198
MainStay Epoch U.S. Equity Yield Fund Class I	30,920	6,307	(36,354)	3,821		(4,694)	—	176	1,035	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	40,631	(38)	(3,787)		2,935	39,741	225	—	2,541
MainStay Epoch U.S. Small Cap Fund Class I	35,527	10,208	(1,523)	46		(2,238)	42,020	—	2,846	1,364
MainStay Floating Rate Fund Class I	32,747	632	(11,626)	40		(74)	21,719	533	—	2,325
MainStay Indexed Bond Fund Class I	6,930	3,447	(4,178)	(259)		(74)	5,866	107	33	571
MainStay Large Cap Growth Fund Class I	25,029	2,954	(26,881)	11,353		(12,455)	—	12	2,942	—
MainStay Large Cap Growth Fund Class R6	—	9,660	(457)	(5,490)		5,446	9,159	—	—	873
MainStay MAP Equity Fund Class I	42,989	5,120	(6,968)	794		(4,032)	37,903	288	3,974	917
MainStay MacKay Convertible Fund Class I (b)	13,031	878	(397)	13		(364)	13,161	131	742	763
MainStay MacKay Emerging Markets Equity Fund Class I (c)	45,505	3,518	(45,346)	3,171		(6,848)	—	371	—	—
MainStay MacKay Emerging Markets Equity Fund Class R6	—	19,121	(163)	—		4,761	23,719	—	—	2,184
MainStay MacKay Growth Fund Class I (d)	15,271	597	(858)	45		353	15,408	41	555	430
MainStay MacKay High Yield Corporate Bond Fund Class I (e)	8,519	165	(8,571)	980		(1,093)	—	162	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (e)	—	7,379	(2,506)	(889)		840	4,824	53	—	857
MainStay MacKay International Equity Fund Class I (l)	3,975	31	(2,085)	849		(626)	2,144	31	—	125
MainStay MacKay International Opportunities Fund Class I (f)	27,969	3,762	(396)	7		(959)	30,383	493	—	3,243
MainStay MacKay S&P 500 Index Fund Class I (g)	9,936	5,563	(8,961)	(577)		(450)	5,511	169	1,198	114
MainStay MacKay Short Duration High Yield Fund Class I (h)	14,803	877	(397)	(5)		(179)	15,099	323	—	1,533
MainStay MacKay Total Return Bond Fund Class I (i)	103,661	8,270	(109,058)	(2,274)		(599)	—	912	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	105,136	(4,021)	2,071		(2,848)	100,338	457	—	9,761
MainStay MacKay U.S. Equity Opportunities Fund Class I (j)	51,372	8,529	(3,797)	209		(5,656)	50,657	1,500	5,640	5,159
MainStay MacKay Unconstrained Bond Fund Class I (k)	19,700	775	(20,291)	56		(240)	—	199	—	—
MainStay MacKay Unconstrained Bond Fund Class R6	—	20,603	(202)	(59)		(78)	20,264	121	—	2,311

	$716,660	$424,499	$(389,103)	$10,458		$(37,199)	$725,315	$8,867	$24,243

69

Notes to Financial Statements (Unaudited) (continued)

MainStay Moderate Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$10,740	$362	$—	$—		$8	$11,110	$86	$—	549
IQ 50 Percent Hedged FTSE International ETF	20,003	25,959	(1,948)	(106)		280	44,188	320	—	2,044
IQ Chaikin U.S. Large Cap ETF	—	22,454	(330)	(9)		(247)	21,868	66	—	863
IQ Chaikin U.S. Small Cap ETF	22,117	13,405	(555)	(22)		(818)	34,127	89	—	1,256
IQ Enhanced Core Plus Bond U.S. ETF	6,672	5,298	(9,577)	(344)		17	2,066	73	—	108
IQ Global Resources ETF	10,292	824	—	—		158	11,274	—	—	407
IQ S&P High Yield Low Volatility Bond ETF	4,998	194	(737)	(22)		(198)	4,235	97	—	174
MainStay Absolute Return Multi-Strategy Fund Class I	13,937	919	(1,250)	(55)		(682)	12,869	254	113	1,343
MainStay Candriam Emerging Markets Equity Fund Class I	—	29,071	(29,043)	(28)		—	—	1	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	28,959	—	—		(506)	28,453	—	—	2,812
MainStay Cushing MLP Premier Fund Class I	4,541	370	(243)	(136)		(64)	4,468	253	—	383
MainStay Cushing Renaissance Advantage Fund Class I	32,896	1,315	(20,215)	1,875		415	16,286	229	—	776
MainStay Epoch Capital Growth Fund Class I	6,085	341	(18)	(0	)(a)	96	6,504	41	177	510
MainStay Epoch Global Choice Fund Class I	17,660	847	(204)	23		(620)	17,706	111	541	835
MainStay Epoch International Choice Fund Class I	35,892	2,601	(60)	2		(255)	38,180	483	—	1,060
MainStay Epoch U.S. All Cap Fund Class I	40,948	4,911	(43,072)	6,771		(9,558)	—	64	4,847	—
MainStay Epoch U.S. All Cap Fund Class R6	—	42,402	(224)	(6,738)		5,029	40,469	—	—	1,460
MainStay Epoch U.S. Equity Yield Fund Class I	33,873	10,895	(43,651)	1,932		(3,049)	—	196	1,153	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	54,179	(12)	(1,932)		785	53,020	299	—	3,390
MainStay Epoch U.S. Small Cap Fund Class I	76,309	12,313	(1,860)	118		(4,738)	82,142	—	6,117	2,667
MainStay Floating Rate Fund Class I	33,145	1,700	(14,667)	73		(106)	20,145	525	—	2,157
MainStay Large Cap Growth Fund Class I	38,626	4,636	(41,513)	15,098		(16,847)	—	18	4,537	—
MainStay Large Cap Growth Fund Class R6	—	13,970	(2,914)	(6,885)		6,859	11,030	—	—	1,051
MainStay MAP Equity Fund Class I	61,499	6,963	(3,719)	90		(5,028)	59,805	431	5,947	1,447
MainStay MacKay Convertible Fund Class I (b)	13,227	950	(255)	5		(363)	13,564	134	754	786
MainStay MacKay Emerging Markets Equity Fund Class I (c)	54,274	3,641	(60,353)	10,421		(7,983)	—	447	—	—
MainStay MacKay Emerging Markets Equity Fund Class R6	—	30,155	(124)	(6,721)		5,552	28,862	—	—	2,658
MainStay MacKay Growth Fund Class I (d)	19,210	755	(798)	39		459	19,665	52	703	549
MainStay MacKay High Yield Corporate Bond Fund Class I (e)	8,583	328	(8,799)	639		(751)	—	164	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (e)	—	7,402	(2,938)	(556)		509	4,417	52	—	785
MainStay MacKay International Equity Fund Class I (l)	9,385	131	(93)	1		422	9,846	74	—	572
MainStay MacKay International Opportunities Fund Class I (f)	41,411	4,809	(314)	(2)		(1,386)	44,518	741	—	4,751
MainStay MacKay S&P 500 Index Fund Class I (g)	5,948	5,214	(3,259)	(105)		(640)	7,158	101	717	148
MainStay MacKay Short Duration High Yield Fund Class I (h)	15,258	1,686	(789)	(10)		(184)	15,961	338	—	1,620
MainStay MacKay Total Return Bond Fund Class I (i)	7,161	2,720	(9,626)	(135)		(120)	—	74	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	6,255	(34)	51		(99)	6,173	28	—	601
MainStay MacKay U.S. Equity Opportunities Fund Class I (j)	68,566	13,939	(2,164)	(51)		(7,648)	72,642	2,019	7,592	7,397
MainStay MacKay Unconstrained Bond Fund Class I (k)	20,163	778	(20,754)	(198)		11	—	204	—	—
MainStay MacKay Unconstrained Bond Fund Class R6	—	21,582	(435)	197		(340)	21,004	125	—	2,395

	$733,419	$385,233	$(326,547)	$13,280		$(41,630)	$763,755	$8,189	$33,198

70	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$5,524	$392	$(5)	$(0	)(a)	$1	$5,912	$45	$—	292
IQ 50 Percent Hedged FTSE International ETF	10,200	5,292	(184)	(4)		119	15,423	141	—	713
IQ Chaikin U.S. Large Cap ETF	—	11,573	(75)	0	(a)	(108)	11,390	31	—	450
IQ Chaikin U.S. Small Cap ETF	17,264	8,552	(643)	(25)		(504)	24,644	68	—	907
IQ Global Resources ETF	6,764	1,011	(126)	(1)		97	7,745	—	—	280
MainStay Absolute Return Multi-Strategy Fund Class I	7	—	(7)	(0	)(a)	0 (a)	—	—	—	—
MainStay Candriam Emerging Markets Equity Fund Class I	—	19,256	(19,231)	(25)		—	—	1	—	—
MainStay Candriam Emerging Markets Equity Fund Class R6	—	18,182	(110)	(1)		(308)	17,763	—	—	1,755
MainStay Cushing MLP Premier Fund Class I	2,075	814	(33)	(20)		(121)	2,715	137	—	233
MainStay Cushing Renaissance Advantage Fund Class I	21,567	629	(10,219)	637		505	13,119	182	—	625
MainStay Epoch Capital Growth Fund Class I	3,285	281	(87)	(1)		51	3,529	23	96	277
MainStay Epoch Global Choice Fund Class I	8,567	321	(364)	23		(299)	8,248	53	259	389
MainStay Epoch International Choice Fund Class I	23,117	1,446	(992)	(1)		(160)	23,410	310	—	650
MainStay Epoch U.S. All Cap Fund Class I	27,905	7,181	(33,008)	4,167		(6,245)	—	43	3,308	—
MainStay Epoch U.S. All Cap Fund Class R6	—	60,662	(28,393)	(4,170)		2,864	30,963	—	—	1,117
MainStay Epoch U.S. Equity Yield Fund Class I	28,149	5,885	(33,192)	1,034		(1,876)	—	162	952	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	35,092	—	(1,059)		310	34,343	198	—	2,196
MainStay Epoch U.S. Small Cap Fund Class I	48,423	4,196	(8,342)	682		(3,328)	41,631	—	3,880	1,352
MainStay Large Cap Growth Fund Class I	20,321	2,360	(21,823)	8,558		(9,416)	—	9	2,304	—
MainStay Large Cap Growth Fund Class R6	—	9,133	(1,700)	(4,783)		4,754	7,404	—	—	706
MainStay MAP Equity Fund Class I	38,005	4,193	(3,452)	189		(3,188)	35,747	262	3,608	865
MainStay MacKay Emerging Markets Equity Fund Class I (c)	33,476	2,856	(37,889)	7,231		(5,674)	—	278	—	—
MainStay MacKay Emerging Markets Equity Fund Class R6	—	18,674	(186)	(4,636)		3,927	17,779	—	—	1,637
MainStay MacKay Growth Fund Class I (d)	14,761	582	(625)	34		353	15,105	40	542	422
MainStay MacKay International Equity Fund Class I (l)	6,761	78	(2,079)	717		(404)	5,073	53	—	295
MainStay MacKay International Opportunities Fund Class I (f)	26,604	1,875	(816)	(20)		(837)	26,806	474	—	2,861
MainStay MacKay S&P 500 Index Fund Class I (g)	6,372	3,178	(4,702)	191		(864)	4,175	108	769	86
MainStay MacKay U.S. Equity Opportunities Fund Class I (j)	42,521	6,699	(1,710)	1		(4,641)	42,870	1,251	4,704	4,366

	$391,668	$230,393	$(209,993)	$8,718		$(24,992)	$395,794	$3,869	$20,422

(a)	Less than $500.

(b)	Prior to February 28, 2018, known as MainStay Convertible Fund Class I.

(c)	Prior to February 28, 2018, known as MainStay Emerging Markets Equity Fund Class I.

(d)	Prior to February 28, 2018, known as MainStay Cornerstone Growth Fund Class I.

(e)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I and Class R6, respectively.

(f)	Prior to February 28, 2018, known as MainStay International Opportunities Fund Class I.

(g)	Prior to February 28, 2018, known as MainStay S&P 500 Index Fund Class I.

(h)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.

(i)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.

(j)	Prior to February 28, 2018, known as MainStay U.S. Equity Opportunities Fund Class I.

(k)	Prior to February 28, 2018, known as MainStay Unconstrained Bond Fund Class I.

(l)	Prior to February 28, 2018, known as MainStay International Equity Fund Class I.

71

Notes to Financial Statements (Unaudited) (continued)

(G)   Capital.   As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class R3	$29,543	7.3%

MainStay Moderate Allocation Fund
Class R3	$31,323	7.3%

MainStay Moderate Growth Allocation Fund
Class R3	$33,138	7.5%

MainStay Growth Allocation Fund
Class R3	$34,511	6.0%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Conservative Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$435,107,908	$33,301,392	$(12,273,935)	$21,027,457

MainStay Moderate Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$656,231,353	$84,735,992	$(14,379,622)	$70,356,370

MainStay Moderate Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$649,506,439	$128,706,579	$(11,870,375)	$116,836,204

MainStay Growth Allocation Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$325,462,595	$78,531,804	$(8,200,597)	$70,331,207

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$7,834,153	$1,203,669	$9,037,822
MainStay Moderate Allocation Fund	11,200,241	11,494,107	22,694,348
MainStay Moderate Growth Allocation Fund	7,702,677	14,917,789	22,620,466
MainStay Growth Allocation Fund	2,199,037	9,838,202	12,037,239

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Funds’ net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments

72	MainStay Asset Allocation Funds

to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Allocation Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$250,163	$234,011
MainStay Moderate Allocation Fund	405,399	259,170
MainStay Moderate Growth Allocation Fund	298,714	155,556
MainStay Growth Allocation Fund	198,043	55,546

Note 9–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,153,070	$26,578,744
Shares issued to shareholders in reinvestment of dividends and distributions	897,894	11,045,825
Shares redeemed	(2,301,290)	(28,382,230)

Net increase (decrease) in shares outstanding before conversion	749,674	9,242,339
Shares converted into Class A (See Note 1)	371,677	4,632,251
Shares converted from Class A (See Note 1)	(74,112)	(897,948)

Net increase (decrease)	1,047,239	$12,976,642

Year ended October 31, 2017:
Shares sold	2,873,329	$34,648,077
Shares issued to shareholders in reinvestment of dividends and distributions	484,220	5,783,060
Shares redeemed	(4,022,718)	(48,354,292)

Net increase (decrease) in shares outstanding before conversion	(665,169)	(7,923,155)
Shares converted into Class A (See Note 1)	4,129,177	50,999,665
Shares converted from Class A (See Note 1)	(158,989)	(1,914,259)

Net increase (decrease)	3,305,019	$41,162,251

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	495,635	$6,115,184
Shares issued to shareholders in reinvestment of dividends and distributions	102,153	1,256,941
Shares redeemed	(240,982)	(2,976,013)

Net increase (decrease) in shares outstanding before conversion	356,806	4,396,112
Shares converted into Investor Class (See Note 1)	135,224	1,654,918
Shares converted from Investor Class (See Note 1)	(304,622)	(3,798,490)

Net increase (decrease)	187,408	$2,252,540

Year ended October 31, 2017:
Shares sold	1,203,372	$14,495,391
Shares issued to shareholders in reinvestment of dividends and distributions	121,121	1,438,652
Shares redeemed	(974,517)	(11,730,035)

Net increase (decrease) in shares outstanding before conversion	349,976	4,204,008
Shares converted into Investor Class (See Note 1)	308,608	3,722,254
Shares converted from Investor Class (See Note 1)	(4,055,664)	(50,115,011)

Net increase (decrease)	(3,397,080)	$(42,188,749)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	65,875	$806,976
Shares issued to shareholders in reinvestment of dividends and distributions	69,595	854,562
Shares redeemed	(212,487)	(2,603,553)

Net increase (decrease) in shares outstanding before conversion	(77,017)	(942,015)
Shares converted from Class B (See Note 1)	(130,503)	(1,611,840)

Net increase (decrease)	(207,520)	$(2,553,855)

Year ended October 31, 2017:
Shares sold	174,725	$2,074,866
Shares issued to shareholders in reinvestment of dividends and distributions	33,884	399,767
Shares redeemed	(392,832)	(4,704,618)

Net increase (decrease) in shares outstanding before conversion	(184,223)	(2,229,985)
Shares converted from Class B (See Note 1)	(268,616)	(3,219,939)

Net increase (decrease)	(452,839)	$(5,449,924)

73

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	269,169	$3,310,106
Shares issued to shareholders in reinvestment of dividends and distributions	172,754	2,119,625
Shares redeemed	(939,280)	(11,536,211)

Net increase (decrease) in shares outstanding before conversion	(497,357)	(6,106,480)
Shares converted from Class C (See Note 1)	(339)	(4,061)

Net increase (decrease)	(497,696)	$(6,110,541)

Year ended October 31, 2017:
Shares sold	808,317	$9,640,598
Shares issued to shareholders in reinvestment of dividends and distributions	77,169	910,887
Shares redeemed	(1,485,865)	(17,757,894)

Net increase (decrease) in shares outstanding before conversion	(600,379)	(7,206,409)
Shares converted from Class C (See Note 1)	(1,464)	(16,861)

Net increase (decrease)	(601,843)	$(7,223,270)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	142,361	$1,773,397
Shares issued to shareholders in reinvestment of dividends and distributions	32,487	403,032
Shares redeemed	(446,058)	(5,538,678)

Net increase (decrease) in shares outstanding before conversion	(271,210)	(3,362,249)
Shares converted into Class I (See Note 1)	2,032	25,170

Net increase (decrease)	(269,178)	$(3,337,079)

Year ended October 31, 2017:
Shares sold	340,036	$4,096,498
Shares issued to shareholders in reinvestment of dividends and distributions	24,956	300,001
Shares redeemed	(462,516)	(5,623,676)

Net increase (decrease) in shares outstanding before conversion	(97,524)	(1,227,177)
Shares converted into Class I (See Note 1)	45,205	544,151

Net increase (decrease)	(52,319)	$(683,026)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	28,800	$351,622
Shares issued to shareholders in reinvestment of dividends and distributions	368	4,510
Shares redeemed	(604)	(7,358)

Net increase (decrease)	28,564	$348,774

Year ended October 31, 2017:
Shares sold	83	$1,016
Shares issued to shareholders in reinvestment of dividends and distributions	50	595

Net increase (decrease)	133	$1,611

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,937,534	$27,111,196
Shares issued to shareholders in reinvestment of dividends and distributions	1,928,467	26,632,131
Shares redeemed	(2,870,313)	(40,100,353)

Net increase (decrease) in shares outstanding before conversion	995,688	13,642,974
Shares converted into Class A (See Note 1)	814,352	11,574,635
Shares converted from Class A (See Note 1)	(82,163)	(1,115,503)

Net increase (decrease)	1,727,877	$24,102,106

Year ended October 31, 2017:
Shares sold	2,855,610	$38,301,325
Shares issued to shareholders in reinvestment of dividends and distributions	978,591	12,428,105
Shares redeemed	(4,859,698)	(65,042,363)

Net increase (decrease) in shares outstanding before conversion	(1,025,497)	(14,312,933)
Shares converted into Class A (See Note 1)	9,068,714	126,027,408
Shares converted from Class A (See Note 1)	(132,509)	(1,761,716)

Net increase (decrease)	7,910,708	$109,952,759

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	958,012	$13,353,725
Shares issued to shareholders in reinvestment of dividends and distributions	298,698	4,133,978
Shares redeemed	(391,486)	(5,477,774)

Net increase (decrease) in shares outstanding before conversion	865,224	12,009,929
Shares converted into Investor Class (See Note 1)	205,644	2,849,843
Shares converted from Investor Class (See Note 1)	(656,122)	(9,332,030)

Net increase (decrease)	414,746	$5,527,742

Year ended October 31, 2017:
Shares sold	2,345,743	$31,389,459
Shares issued to shareholders in reinvestment of dividends and distributions	459,998	5,846,575
Shares redeemed	(1,577,270)	(21,019,393)

Net increase (decrease) in shares outstanding before conversion	1,228,471	16,216,641
Shares converted into Investor Class (See Note 1)	551,600	7,392,931
Shares converted from Investor Class (See Note 1)	(8,927,647)	(124,048,576)

Net increase (decrease)	(7,147,576)	$(100,439,004)

74	MainStay Asset Allocation Funds

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	55,801	$768,431
Shares issued to shareholders in reinvestment of dividends and distributions	200,215	2,744,949
Shares redeemed	(375,840)	(5,170,586)

Net increase (decrease) in shares outstanding before conversion	(119,824)	(1,657,206)
Shares converted from Class B (See Note 1)	(285,819)	(3,976,945)

Net increase (decrease)	(405,643)	$(5,634,151)

Year ended October 31, 2017:
Shares sold	345,483	$4,495,591
Shares issued to shareholders in reinvestment of dividends and distributions	147,020	1,852,450
Shares redeemed	(728,258)	(9,622,091)

Net increase (decrease) in shares outstanding before conversion	(235,755)	(3,274,050)
Shares converted from Class B (See Note 1)	(605,032)	(8,017,300)

Net increase (decrease)	(840,787)	$(11,291,350)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	246,186	$3,409,460
Shares issued to shareholders in reinvestment of dividends and distributions	214,552	2,939,362
Shares redeemed	(617,667)	(8,486,556)

Net increase (decrease)	(156,929)	$(2,137,734)

Year ended October 31, 2017:
Shares sold	621,403	$8,178,432
Shares issued to shareholders in reinvestment of dividends and distributions	142,919	1,799,358
Shares redeemed	(1,257,367)	(16,660,034)

Net increase (decrease) in shares outstanding before conversion	(493,045)	(6,682,244)
Shares converted from Class C (See Note 1)	(6,225)	(79,225)

Net increase (decrease)	(499,270)	$(6,761,469)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	52,357	$730,738
Shares issued to shareholders in reinvestment of dividends and distributions	55,515	771,107
Shares redeemed	(122,351)	(1,734,248)

Net increase (decrease)	(14,479)	$(232,403)

Year ended October 31, 2017:
Shares sold	133,959	$1,829,976
Shares issued to shareholders in reinvestment of dividends and distributions	37,724	481,733
Shares redeemed	(175,965)	(2,376,304)

Net increase (decrease) in shares outstanding before conversion	(4,282)	(64,595)
Shares converted into Class I (See Note 1)	37,023	486,478

Net increase (decrease)	32,741	$421,883

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	17,009	$241,675
Shares issued to shareholders in reinvestment of dividends and distributions	1,293	17,839
Shares redeemed	(1,333)	(18,413)

Net increase (decrease)	16,969	$241,101

Year ended October 31, 2017:
Shares sold	11,575	$153,772
Shares issued to shareholders in reinvestment of dividends and distributions	123	1,560
Shares redeemed	(1,783)	(23,006)

Net increase (decrease)	9,915	$132,326

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,843,101	$29,183,322
Shares issued to shareholders in reinvestment of dividends and distributions	1,630,947	25,573,249
Shares redeemed	(2,248,917)	(35,573,622)

Net increase (decrease) in shares outstanding before conversion	1,225,131	19,182,949
Shares converted into Class A (See Note 1)	1,136,046	18,285,482
Shares converted from Class A (See Note 1)	(78,584)	(1,211,768)

Net increase (decrease)	2,282,593	$36,256,663

Year ended October 31, 2017:
Shares sold	2,100,947	$31,242,962
Shares issued to shareholders in reinvestment of dividends and distributions	775,472	10,833,342
Shares redeemed	(3,661,190)	(54,247,658)

Net increase (decrease) in shares outstanding before conversion	(784,771)	(12,171,354)
Shares converted into Class A (See Note 1)	10,922,439	169,237,828
Shares converted from Class A (See Note 1)	(100,477)	(1,484,635)

Net increase (decrease)	10,037,191	$155,581,839

75

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,110,415	$17,580,587
Shares issued to shareholders in reinvestment of dividends and distributions	334,726	5,251,854
Shares redeemed	(406,051)	(6,435,369)

Net increase (decrease) in shares outstanding before conversion	1,039,090	16,397,072
Shares converted into Investor Class (See Note 1)	212,242	3,340,772
Shares converted from Investor Class (See Note 1)	(957,001)	(15,402,444)

Net increase (decrease)	294,331	$4,335,400

Year ended October 31, 2017:
Shares sold	2,719,969	$40,253,009
Shares issued to shareholders in reinvestment of dividends and distributions	559,634	7,817,906
Shares redeemed	(1,820,471)	(26,856,115)

Net increase (decrease) in shares outstanding before conversion	1,459,132	21,214,800
Shares converted into Investor Class (See Note 1)	670,059	9,941,188
Shares converted from Investor Class (See Note 1)	(10,768,551)	(166,742,796)

Net increase (decrease)	(8,639,360)	$(135,586,808)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	45,739	$715,882
Shares issued to shareholders in reinvestment of dividends and distributions	188,431	2,924,456
Shares redeemed	(340,301)	(5,315,320)

Net increase (decrease) in shares outstanding before conversion	(106,131)	(1,674,982)
Shares converted from Class B (See Note 1)	(318,376)	(5,012,042)

Net increase (decrease)	(424,507)	$(6,687,024)

Year ended October 31, 2017:
Shares sold	336,917	$4,797,440
Shares issued to shareholders in reinvestment of dividends and distributions	157,733	2,179,879
Shares redeemed	(770,265)	(11,247,991)

Net increase (decrease) in shares outstanding before conversion	(275,615)	(4,270,672)
Shares converted from Class B (See Note 1)	(766,248)	(11,212,801)

Net increase (decrease)	(1,041,863)	$(15,483,473)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	246,062	$3,851,643
Shares issued to shareholders in reinvestment of dividends and distributions	143,103	2,219,527
Shares redeemed	(447,689)	(6,984,191)

Net increase (decrease)	(58,524)	$(913,021)

Year ended October 31, 2017:
Shares sold	646,234	$9,377,240
Shares issued to shareholders in reinvestment of dividends and distributions	100,234	1,385,238
Shares redeemed	(915,365)	(13,297,039)

Net increase (decrease)	(168,897)	$(2,534,561)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	40,669	$656,858
Shares issued to shareholders in reinvestment of dividends and distributions	25,731	407,321
Shares redeemed	(74,714)	(1,196,095)

Net increase (decrease)	(8,314)	$(131,916)

Year ended October 31, 2017:
Shares sold	173,205	$2,589,087
Shares issued to shareholders in reinvestment of dividends and distributions	16,820	237,156
Shares redeemed	(181,509)	(2,692,215)

Net increase (decrease) in shares outstanding before conversion	8,516	134,028
Shares converted into Class I (See Note 1)	17,755	261,216

Net increase (decrease)	26,271	$395,244

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	20,718	$329,380
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	16,594
Shares redeemed	(4,614)	(72,414)

Net increase (decrease)	17,166	$273,560

Year ended October 31, 2017:
Shares sold	8,597	$126,671
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,491
Shares redeemed	(144)	(2,173)

Net increase (decrease)	8,560	$125,989

76	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	826,211	$13,991,255
Shares issued to shareholders in reinvestment of dividends and distributions	807,951	13,541,267
Shares redeemed	(1,115,613)	(18,907,571)

Net increase (decrease) in shares outstanding before conversion	518,549	8,624,951
Shares converted into Class A (See Note 1)	652,251	11,284,905
Shares converted from Class A (See Note 1)	(44,255)	(728,081)

Net increase (decrease)	1,126,545	$19,181,775

Year ended October 31, 2017:
Shares sold	1,050,489	$16,468,046
Shares issued to shareholders in reinvestment of dividends and distributions	341,882	4,977,796
Shares redeemed	(1,760,551)	(27,489,125)

Net increase (decrease) in shares outstanding before conversion	(368,180)	(6,043,283)
Shares converted into Class A (See Note 1)	5,679,791	93,146,487
Shares converted from Class A (See Note 1)	(36,888)	(571,634)

Net increase (decrease)	5,274,723	$86,531,570

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	617,216	$10,432,419
Shares issued to shareholders in reinvestment of dividends and distributions	209,816	3,518,613
Shares redeemed	(264,343)	(4,473,172)

Net increase (decrease) in shares outstanding before conversion	562,689	9,477,860
Shares converted into Investor Class (See Note 1)	115,434	1,939,710
Shares converted from Investor Class (See Note 1)	(567,907)	(9,818,545)

Net increase (decrease)	110,216	$1,599,025

Year ended October 31, 2017:
Shares sold	1,516,872	$23,593,292
Shares issued to shareholders in reinvestment of dividends and distributions	320,708	4,666,299
Shares redeemed	(1,028,198)	(15,953,105)

Net increase (decrease) in shares outstanding before conversion	809,382	12,306,486
Shares converted into Investor Class (See Note 1)	367,380	5,727,527
Shares converted from Investor Class (See Note 1)	(5,578,278)	(91,406,101)

Net increase (decrease)	(4,401,516)	$(73,372,088)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	28,659	$469,515
Shares issued to shareholders in reinvestment of dividends and distributions	115,770	1,897,467
Shares redeemed	(185,612)	(3,050,981)

Net increase (decrease) in shares outstanding before conversion	(41,183)	(683,999)
Shares converted from Class B (See Note 1)	(160,850)	(2,677,989)

Net increase (decrease)	(202,033)	$(3,361,988)

Year ended October 31, 2017:
Shares sold	206,256	$3,064,684
Shares issued to shareholders in reinvestment of dividends and distributions	93,581	1,331,651
Shares redeemed	(479,809)	(7,300,097)

Net increase (decrease) in shares outstanding before conversion	(179,972)	(2,903,762)
Shares converted from Class B (See Note 1)	(453,278)	(6,896,279)

Net increase (decrease)	(633,250)	$(9,800,041)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	145,192	$2,395,303
Shares issued to shareholders in reinvestment of dividends and distributions	80,663	1,323,675
Shares redeemed	(323,060)	(5,329,397)

Net increase (decrease)	(97,205)	$(1,610,419)

Year ended October 31, 2017:
Shares sold	384,998	$5,801,493
Shares issued to shareholders in reinvestment of dividends and distributions	52,270	744,852
Shares redeemed	(405,247)	(6,200,974)

Net increase (decrease)	32,021	$345,371

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	80,719	$1,401,341
Shares issued to shareholders in reinvestment of dividends and distributions	18,947	322,287
Shares redeemed	(94,884)	(1,647,897)

Net increase (decrease)	4,782	$75,731

Year ended October 31, 2017:
Shares sold	104,877	$1,664,654
Shares issued to shareholders in reinvestment of dividends and distributions	12,278	181,229
Shares redeemed	(41,529)	(645,267)

Net increase (decrease)	75,626	$1,200,616

77

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	22,739	$380,300
Shares issued to shareholders in reinvestment of dividends and distributions	463	7,749
Shares redeemed	(77)	(1,234)

Net increase (decrease)	23,125	$386,815

Year ended October 31, 2017:
Shares sold	10,263	$170,138
Shares issued to shareholders in reinvestment of dividends and distributions	69	997
Shares redeemed	(238)	(3,996)

Net increase (decrease)	10,094	$167,139

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

78	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay Growth Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Funds to New York Life Investments and its affiliates together with responses from New York Life Investments to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreement and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding each Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Funds grow and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of each Fund’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between each Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreement may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve

79

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

the Agreement are summarized in more detail below. The Board evaluated the information available to it on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Funds’ officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser / subadvisor to the Fund and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Funds’ prospectus. The Board particularly considered investment reports on and analysis of each Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering each Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering each Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Because the Funds invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds.

80	MainStay Asset Allocation Funds

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of each Fund, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.

The Board noted that the Funds do not pay a management fee but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund The Board acknowledged that New York Life Investments must be in a position to attract .and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to each Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of each Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing each Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Funds’ transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of each Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreement and each Fund’s total ordinary operating expenses. In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of each Fund. The Board considered differences in the contractual management fee schedules of each Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the

81

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Fund’s net expenses. The Board also considered that in proposing fees for the Funds, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that each Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Funds’ transfer agent, charges the Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.

The Board considered that, because the Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that each Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Funds Grow

The Board considered whether the Funds’ expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Funds and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Funds in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that each Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of each Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreement or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreement.

82	MainStay Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Allocation Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Allocation Funds’ Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

83

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737576 MS126-18	MSAA10-06/18 (NYLIM) NL0A2

MainStay Epoch Capital Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–0.69 5.08%	9.71 16.09%	12.89 16.43%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/30/2016	–0.84 4.94	9.46 15.84	12.76 16.29	1.27 1.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/30/2016	3.58 4.58	13.93 14.93	15.44 15.44	1.99 1.99
Class I Shares	No Sales Charge		6/30/2016	5.16	16.26	16.65	0.93

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI World Index[3]	3.40%	13.22%	15.66%
Morningstar World Large Stock Category Average[4]	3.29	13.43	15.62

3.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Capital Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Capital Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,050.80	$5.85	$1,019.10	$5.76	1.15%

Investor Class Shares	$1,000.00	$1,049.40	$6.91	$1,018.10	$6.81	1.36%

Class C Shares	$1,000.00	$1,045.80	$10.75	$1,014.30	$10.59	2.12%

Class I Shares	$1,000.00	$1,051.60	$4.58	$1,020.30	$4.51	0.90%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

United States	53.3%
United Kingdom	8.4
Japan	5.5
Canada	4.8
France	4.3
Australia	3.4
Hong Kong	3.0
Spain	2.3
Sweden	1.8
Israel	1.7
China	1.6
Netherlands	1.2
Switzerland	1.0
Denmark	0.9

Argentina	0.8%
Germany	0.8
Ireland	0.8
Italy	0.7
Republic of Korea	0.6
Taiwan	0.6
Brazil	0.5
Indonesia	0.5
Singapore	0.5
South Africa	0.5
Portugal	0.3
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	UnitedHealth Group, Inc.

2.	LVMH Moet Hennessy Louis Vuitton S.E.

3.	Check Point Software Technologies, Ltd.

4.	Accenture PLC, Class A

5.	LyondellBasell Industries N.V., Class A

6.	AbbVie, Inc.

7.	Hong Kong Exchanges & Clearing, Ltd.

8.	Persimmon PLC

9.	Lam Research Corp.

10.	Apple, Inc.

8	MainStay Epoch Capital Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Steven D. Bleiberg, Michael A. Welhoelter, CFA, David J. Siino, CFA, CAIA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Capital Growth Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch Capital Growth Fund returned 5.08% for Class A shares, 4.94% for Investor Class shares and 4.58% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 5.16%. For the six months ended April 30, 2018, all share classes outperformed the 3.40% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 3.29% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, William J. Booth no longer served as a portfolio manager of the Fund. William W. Priest, Steven D. Bleiberg, Michael A. Welhoelter and David J. Siino continue to serve as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was primarily bolstered by strong stock selection in the health care, consumer staples and financials sectors. Relative gains were partially offset by stock selection in the information technology and consumer discretionary sectors and an underweight position relative to the MSCI World Index in the energy sector. From a country perspective, stock selection in the United States, Australia and France provided the most significant contributions. (Contributions take weightings and total returns into account.)

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were financial services company FirstRand Limited; capital markets company Hong Kong

Exchanges & Clearing; and textile, apparel & luxury goods company LVMH Moet Hennessy Louis Vuitton. Among the most significant detractors on an absolute basis were semiconductor company Advanced Energy Industries, Internet software & services company Criteo S.A., and software company Check Point Software Technologies, Ltd.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several new purchases during the reporting period, among which were positions in machinery manufacturer Hoshizaki, retail holding company Fast Retailing, garage door company ASSA AMBLOY Group and cosmetics company Ulta Beauty. During the reporting period, the Fund exited several of its positions, among them biotechnology company Bioverativ, IT services company Total System Services, professional services company Randstad Holding N.V., and food & staples retailer Tsuruha Holdings.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Fund increased its exposure to the consumer discretionary, industrials, energy and utilities sectors. Over the same period, the Fund decreased its exposure to the information technology, consumer staples, real estate and health care sectors, among others.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies that are good capital allocators and that use capital effectively to fund internal projects or to make acquisitions. As of April 30, 2018, the Fund’s most significantly overweight sectors relative to the MSCI World Index were consumer discretionary and information technology. As of the same date, the Fund’s most significantly underweight sectors relative to the benchmark were energy and financials.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 96.3%†
Argentina 0.8%
MercadoLibre, Inc. (Internet Software & Services)	2,660	$903,363

Australia 3.4%
Commonwealth Bank of Australia (Banks)	7,467	402,358
CSL, Ltd. (Biotechnology)	10,816	1,381,094
Mineral Resources, Ltd. (Metals & Mining)	43,579	584,270
Northern Star Resources, Ltd. (Metals & Mining)	194,908	934,082
Regis Resources, Ltd. (Metals & Mining)	181,368	641,340

		3,943,144

Brazil 0.5%
Cielo S.A. (IT Services)	110,242	604,204

Canada 4.8%
Canadian National Railway Co. (Road & Rail)	10,652	822,741
CCL Industries, Inc., Class B (Containers & Packaging)	11,430	554,430
Constellation Software, Inc. (Software)	1,443	1,031,302
Dollarama, Inc. (Multiline Retail)	10,672	1,228,491
Linamar Corp. (Auto Components)	7,049	395,012
Royal Bank of Canada (Banks)	9,937	755,675
West Fraser Timber Co., Ltd. (Paper & Forest Products)	11,517	780,119

		5,567,770

China 1.6%
Hengan International Group Co., Ltd. (Personal Products)	63,000	559,044
NetEase, Inc., ADR (Internet Software & Services)	5,037	1,294,862

		1,853,906

Denmark 0.9%
Pandora A/S (Textiles, Apparel & Luxury Goods)	9,227	1,025,346

France 4.3%
Edenred (Commercial Services & Supplies)	19,191	658,833
Essilor International S.A. (Health Care Equipment & Supplies)	7,947	1,081,528
♦LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	5,805	2,020,592
Thales S.A. (Aerospace & Defense)	9,807	1,240,707

		5,001,660

Germany 0.8%
Continental A.G. (Auto Components)	3,522	940,809

	Shares	Value
Hong Kong 3.0%
China Gas Holdings, Ltd. (Gas Utilities)	266,400	$945,051
♦Hong Kong Exchanges & Clearing, Ltd. (Capital Markets)	55,700	1,805,459
Xinyi Glass Holdings, Ltd. (Auto Components)	506,000	730,525

		3,481,035

Indonesia 0.5%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,620,105	603,928

Ireland 0.8%
James Hardie Industries PLC (Construction Materials)	47,876	848,101

Israel 1.7%
♦Check Point Software Technologies, Ltd. (Software) (a)	20,460	1,974,595

Italy 0.7%
FinecoBank Banca Fineco S.p.A (Banks)	64,534	767,440

Japan 5.5%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	6,200	1,043,358
Fast Retailing Co., Ltd. (Specialty Retail)	2,000	880,695
Hitachi High-Technologies Corp. (Electronic Equipment, Instruments & Components)	25,500	1,187,964
Hoshizaki Corp. (Machinery)	9,600	891,107
Koito Manufacturing Co., Ltd. (Auto Components)	8,300	557,313
Start Today Co., Ltd. (Internet & Direct Marketing Retail)	23,800	686,967
Toridoll Holdings Corp. (Hotels, Restaurants & Leisure)	17,700	593,398
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	13,000	537,668

		6,378,470

Netherlands 1.2%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	7,047	1,331,935

Portugal 0.3%
Jeronimo Martins SGPS S.A. (Food & Staples Retailing)	20,670	361,467

Republic of Korea 0.6%
Hugel, Inc. (Biotechnology) (a)	1,551	728,706

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Singapore 0.5%
Singapore Exchange, Ltd. (Capital Markets)	97,500	$568,463

South Africa 0.5%
FirstRand, Ltd. (Diversified Financial Services)	105,060	561,004

Spain 2.3%
Amadeus IT Group S.A. (IT Services)	18,152	1,322,837
Industria de Diseno Textil S.A. (Specialty Retail)	43,015	1,332,401

		2,655,238

Sweden 1.8%
Assa Abloy AB, Class B (Building Products)	41,621	869,499
Atlas Copco AB, Class B (Machinery)	33,155	1,170,726

		2,040,225

Switzerland 1.0%
Roche Holding A.G. (Pharmaceuticals)	3,886	862,155
Schindler Holding A.G., Registered (Machinery)	1,576	315,586

		1,177,741

Taiwan 0.6%
Eclat Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	58,000	699,497

United Kingdom 8.4%
Admiral Group PLC (Insurance)	33,087	904,571
Aptiv PLC (Auto Components)	6,333	535,645
Compass Group PLC (Hotels, Restaurants & Leisure)	35,615	763,915
Delphi Technologies PLC (Auto Components)	4,970	240,598
Hargreaves Lansdown PLC (Capital Markets)	35,644	872,989
Howden Joinery Group PLC (Trading Companies & Distributors)	153,066	1,003,899
♦Persimmon PLC (Household Durables)	47,735	1,781,478
Prudential PLC (Insurance)	24,074	617,435
RELX N.V. (Professional Services)	53,251	1,129,325
Rightmove PLC (Internet Software & Services)	9,672	606,906
Unilever PLC (Personal Products)	22,072	1,236,879

		9,693,640

United States 49.8%
A.O. Smith Corp. (Building Products)	9,200	564,420
♦AbbVie, Inc. (Biotechnology)	18,710	1,806,450
♦Accenture PLC, Class A (IT Services)	12,965	1,960,308
Advanced Energy Industries, Inc. (Semiconductors & Semiconductor Equipment) (a)	12,334	734,490
Alaska Air Group, Inc. (Airlines)	14,860	964,860
Align Technology, Inc. (Health Care Equipment & Supplies) (a)	2,257	563,911

	Shares	Value
United States (continued)
Alphabet, Inc., Class A (Internet Software & Services) (a)	1,574	$1,603,245
American Express Co. (Consumer Finance)	9,342	922,523
American Woodmark Corp. (Building Products) (a)	2,776	228,187
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	10,545	1,742,667
Automatic Data Processing, Inc. (IT Services)	9,059	1,069,687
Bank of Hawaii Corp. (Banks)	11,120	936,415
Biogen, Inc. (Biotechnology) (a)	1,297	354,859
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	6,549	602,704
Centene Corp. (Health Care Providers & Services) (a)	11,024	1,196,986
Cerner Corp. (Health Care Technology) (a)	16,971	988,561
Chubb, Ltd. (Insurance)	3,673	498,316
Core Laboratories N.V. (Energy Equipment & Services) (b)	7,642	935,763
Costco Wholesale Corp. (Food & Staples Retailing)	7,796	1,537,059
Dollar General Corp. (Multiline Retail)	6,016	580,724
DowDuPont, Inc. (Chemicals)	8,494	537,161
East West Bancorp, Inc. (Banks)	9,031	601,645
Encompass Health Corp. (Health Care Providers & Services)	12,949	787,558
Estee Lauder Cos., Inc., Class A (Personal Products)	8,261	1,223,371
Expeditors International of Washington, Inc. (Air Freight & Logistics)	16,921	1,080,575
FactSet Research Systems, Inc. (Capital Markets)	3,441	650,728
Fortune Brands Home & Security, Inc. (Building Products)	12,556	686,688
Gentex Corp. (Auto Components)	26,915	612,047
Henry Schein, Inc. (Health Care Providers & Services) (a)	15,920	1,209,920
Hexcel Corp. (Aerospace & Defense)	10,622	706,044
Home Depot, Inc. (Specialty Retail)	2,983	551,258
ICU Medical, Inc. (Health Care Equipment & Supplies) (a)	2,613	657,692
IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	3,408	662,822
Jack Henry & Associates, Inc. (IT Services)	5,120	611,738
Jazz Pharmaceuticals PLC (Pharmaceuticals) (a)	8,104	1,232,132
♦Lam Research Corp. (Semiconductors & Semiconductor Equipment)	9,425	1,744,191
Liberty SiriusXM Group, Class A (Media) (a)	14,494	605,414
♦LyondellBasell Industries N.V., Class A (Chemicals)	18,082	1,911,810
Marriott International, Inc., Class A (Hotels, Restaurants & Leisure)	4,249	580,753

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
Mastercard, Inc., Class A (IT Services)	5,070	$903,829
Microsoft Corp. (Software)	14,794	1,383,535
Moody’s Corp. (Capital Markets)	4,205	682,051
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	9,342	638,899
NVR, Inc. (Household Durables) (a)	100	310,000
Paychex, Inc. (IT Services)	19,913	1,206,130
Rollins, Inc. (Commercial Services & Supplies)	6,366	308,878
Signature Bank (Banks) (a)	3,657	464,988
Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	10,655	924,428
Southwest Airlines Co. (Airlines)	19,764	1,044,132
Stamps.com, Inc. (Internet Software & Services) (a)	1,745	397,424
Starbucks Corp. (Hotels, Restaurants & Leisure)	13,730	790,436
TJX Cos., Inc. (Specialty Retail)	15,342	1,301,769
U.S. Bancorp (Banks)	13,264	669,169
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	2,738	686,992
Union Pacific Corp. (Road & Rail)	9,026	1,206,144
United Parcel Service, Inc., Class B (Air Freight & Logistics)	8,062	915,037
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	8,722	2,061,881
Universal Health Services, Inc., Class B (Health Care Providers & Services)	6,278	716,948
Valvoline, Inc. (Chemicals)	23,637	479,358
Visa, Inc., Class A (IT Services)	9,957	1,263,344
WABCO Holdings, Inc. (Machinery) (a)	8,195	1,057,073
Western Alliance Bancorp (Banks) (a)	14,295	843,119
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	9,192	393,050
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	5,236	456,056

		57,550,352

Total Common Stocks (Cost $94,009,396)		111,262,039

	Principal Amount	Value
Short-Term Investment 3.5%
Repurchase Agreement 3.5%
United States 3.5%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $4,116,372 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/30/22, with a Principal Amount of $4,260,000 and a Market Value of $4,199,517) (Capital Markets)	$4,116,287	$4,116,287

Total Short-Term Investment (Cost $4,116,287)		4,116,287

Total Investments (Cost $98,125,683)	99.8%	115,378,326
Other Assets, Less Liabilities	0.2	180,763
Net Assets	100.0%	$115,559,089

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $387,922 and the Fund received non-cash collateral in the amount of $397,584 (See Note 2(J)).

The	following abbreviation is used in the preceding pages:
ADR—American	Depositary Receipt

12	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$3,943,144	$—	$3,943,144
China	1,294,862	559,044	—	1,853,906
Denmark	—	1,025,346	—	1,025,346
France	—	5,001,660	—	5,001,660
Germany	—	940,809	—	940,809
Hong Kong	—	3,481,035	—	3,481,035
Indonesia	—	603,928	—	603,928
Ireland	—	848,101	—	848,101
Italy	—	767,440	—	767,440
Japan	—	6,378,470	—	6,378,470
Netherlands	—	1,331,935	—	1,331,935
Portugal	—	361,467	—	361,467
Republic of Korea	—	728,706	—	728,706
Singapore	—	568,463	—	568,463
South Africa	—	561,004	—	561,004
Spain	—	2,655,238	—	2,655,238
Sweden	—	2,040,225	—	2,040,225
Switzerland	—	1,177,741	—	1,177,741
Taiwan	—	699,497	—	699,497
United Kingdom	776,243	8,917,397	—	9,693,640
All Other Countries	66,600,284	—	—	66,600,284

Total Common Stocks	68,671,389	42,590,650	—	111,262,039

Short-Term Investment
Repurchase Agreement	—	4,116,287	—	4,116,287

Total Investments in Securities	$68,671,389	$46,706,937	$—	$115,378,326

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $36,236,091 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Capital Growth Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$1,946,751	1.7%
Air Freight & Logistics	2,598,316	2.2
Airlines	2,008,992	1.7
Auto Components	4,011,949	3.5
Banks	6,044,737	5.2
Biotechnology	4,271,109	3.7
Building Products	2,348,794	2.0
Capital Markets	8,695,977	7.5
Chemicals	2,928,329	2.5
Commercial Services & Supplies	967,711	0.8
Construction Materials	848,101	0.7
Consumer Finance	922,523	0.8
Containers & Packaging	554,430	0.5
Diversified Financial Services	1,098,672	1.0
Electronic Equipment, Instruments & Components	1,187,964	1.0
Energy Equipment & Services	935,763	0.8
Food & Staples Retailing	1,898,526	1.6
Gas Utilities	945,051	0.8
Health Care Equipment & Supplies	2,965,953	2.6
Health Care Providers & Services	5,973,293	5.2
Health Care Technology	988,561	0.9
Hotels, Restaurants & Leisure	3,577,608	3.1
Household Durables	2,091,478	1.8
Insurance	2,020,322	1.7
Internet & Direct Marketing Retail	686,967	0.6
Internet Software & Services	4,805,800	4.2
IT Services	8,942,077	7.7
Machinery	3,434,492	3.0
Media	605,414	0.5
Metals & Mining	2,159,692	1.9
Multiline Retail	1,809,215	1.6
Paper & Forest Products	780,119	0.7
Personal Products	3,019,294	2.6
Pharmaceuticals	2,094,287	1.8
Professional Services	1,129,325	1.0
Real Estate Management & Development	1,043,358	0.9
Road & Rail	2,028,885	1.8
Semiconductors & Semiconductor Equipment	4,735,044	4.1
Software	4,389,432	3.8
Specialty Retail	4,753,115	4.1
Technology Hardware, Storage & Peripherals	1,742,667	1.5
Textiles, Apparel & Luxury Goods	4,384,334	3.8
Trading Companies & Distributors	1,003,899	0.9

	115,378,326	99.8
Other Assets, Less Liabilities	180,763	0.2

Net Assets	$115,559,089	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $98,125,683) including securities on loan of $387,922	$115,378,326
Cash denominated in foreign currencies (identified cost $12,506)	12,505
Receivables:
Dividends and interest	269,592
Fund shares sold	1,500
Securities lending income	314
Other assets	21,391

Total assets	115,683,628

Liabilities
Payables:
Manager (See Note 3)	71,444
Professional fees	31,397
Shareholder communication	12,440
Custodian	6,699
Transfer agent (See Note 3)	445
Trustees	143
NYLIFE Distributors (See Note 3)	95
Accrued expenses	1,876

Total liabilities	124,539

Net assets	$115,559,089

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,053
Additional paid-in capital	95,385,021

95,394,074
Undistributed net investment income	298,406
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,615,317
Net unrealized appreciation (depreciation) on investments	17,252,643
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,351)

Net assets	$115,559,089

Class A
Net assets applicable to outstanding shares	$188,574

Shares of beneficial interest outstanding	14,794

Net asset value per share outstanding	$12.75
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.49

Investor Class
Net assets applicable to outstanding shares	$106,367

Shares of beneficial interest outstanding	8,356

Net asset value per share outstanding	$12.73
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.47

Class C
Net assets applicable to outstanding shares	$47,675

Shares of beneficial interest outstanding	3,773

Net asset value and offering price per share outstanding	$12.64

Class I
Net assets applicable to outstanding shares	$115,216,473

Shares of beneficial interest outstanding	9,026,090

Net asset value and offering price per share outstanding	$12.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$935,488
Interest	7,928
Securities lending income	875
Other income	362

Total income	944,653

Expenses
Manager (See Note 3)	427,746
Registration	30,632
Professional fees	29,811
Shareholder communication	9,156
Custodian	8,647
Transfer agent (See Note 3)	3,045
Trustees	1,219
Distribution/Service—Class A (See Note 3)	194
Distribution/Service—Investor Class (See Note 3)	103
Distribution/Service—Class C (See Note 3)	225
Miscellaneous	4,453

Total expenses	515,231

Net investment income (loss)	429,422

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,606,623
Foreign currency transactions	16,716

Net realized gain (loss) on investments and foreign currency transactions	2,623,339

Net change in unrealized appreciation (depreciation) on:
Investments	2,524,502
Translation of other assets and liabilities in foreign currencies	(2,111)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,522,391

Net realized and unrealized gain (loss) on investments and foreign currency transactions	5,145,730

Net increase (decrease) in net assets resulting from operations	$5,575,152

(a)	Dividends recorded net of foreign withholding taxes in the amount of $58,563.

16	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$429,422	$749,024
Net realized gain (loss) on investments and foreign currency transactions	2,623,339	3,664,734
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,522,391	16,616,216

Net increase (decrease) in net assets resulting from operations	5,575,152	21,029,974

Dividends and distributions to shareholders:
From net investment income:
Class A	(579)	(54)
Investor Class	(342)	(56)
Class I	(728,923)	(284,897)

	(729,844)	(285,007)

From net realized gain on investments:
Class A	(3,212)	—
Investor Class	(2,188)	—
Class C	(1,200)	—
Class I	(3,110,578)	—

	(3,117,178)	—

Total dividends and distributions to shareholders	(3,847,022)	(285,007)

Capital share transactions:
Net proceeds from sale of shares	4,714,379	4,980,744
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,815,256	284,363
Cost of shares redeemed	(2,521,311)	(1,233,634)

Increase (decrease) in net assets derived from capital share transactions	6,008,324	4,031,473

Net increase (decrease) in net assets	7,736,454	24,776,440

Net Assets
Beginning of period	107,822,635	83,046,195

End of period	$115,559,089	$107,822,635

Undistributed net investment income at end of period	$298,406	$598,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2018*	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$12.55	$10.10	$10.00

Net investment income (loss)	0.04 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.59	2.42	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)

Total from investment operations	0.63	2.47	0.10

Less dividends and distributions:
From net investment income	(0.07)	(0.02)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.43)	(0.02)	—

Net asset value at end of period	$12.75	$12.55	$10.10

Total investment return (b)	5.08%	24.52%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	0.46%	0.22	%††
Net expenses	1.15%††	1.15%	1.20	%††
Expenses (before waiver/reimbursement)	1.15%††	1.15%	1.61	%††
Portfolio turnover rate	13%	56%	26%
Net assets at end of period (in 000’s)	$189	$110	$25

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	Six months ended April 30, 2018*	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$12.54	$10.10	$10.00

Net investment income (loss)	0.02 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.59	2.41	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)

Total from investment operations	0.61	2.46	0.10

Less dividends and distributions:
From net investment income	(0.06)	(0.02)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.42)	(0.02)	—

Net asset value at end of period	$12.73	$12.54	$10.10

Total investment return (b)	4.94%	24.43%	1.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33%††	0.39%	0.23	%††
Net expenses	1.36%††	1.27%	1.20	%††
Expenses (before waiver/reimbursement)	1.36%††	1.27%	1.61	%††
Portfolio turnover rate	13%	56%	26%
Net assets at end of period (in 000’s)	$106	$75	$25

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

18	MainStay Epoch Capital Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2018*		Year ended October 31, 2017		June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$12.44		$10.08		$10.00

Net investment income (loss)	(0.03	)(a)	(0.03	)(a)	(0.02)
Net realized and unrealized gain (loss) on investments	0.59		2.39		0.10
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)		(0.00)

Total from investment operations	0.56		2.36		0.08

Less distributions:
From net realized gain on investments	(0.36)		—		—

Net asset value at end of period	$12.64		$12.44		$10.08

Total investment return (b)	4.58%		23.41%		0.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43	%)††	(0.27%)		(0.50	%)††
Net expenses	2.12	% ††	1.99%		1.95	% ††
Expenses (before waiver/reimbursement)	2.12	% ††	1.99%		2.36	% ††
Portfolio turnover rate	13%		56%		26%
Net assets at end of period (in 000’s)	$48		$41		$25

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	Six months ended April 30, 2018*	Year ended October 31, 2017	June 30, 2016** through October 31, 2016
Net asset value at beginning of period	$12.57	$10.11	$10.00

Net investment income (loss)	0.05 (a)	0.09 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.59	2.40	0.09
Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00	(0.00)	(0.00)

Total from investment operations	0.64	2.49	0.11

Less dividends and distributions:
From net investment income	(0.09)	(0.03)	—
From net realized gain on investments	(0.36)	—	—

Total dividends and distributions	(0.45)	(0.03)	—

Net asset value at end of period	$12.76	$12.57	$10.11

Total investment return (b)	5.16%	24.74%	1.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75%††	0.78%	0.63	%††
Net expenses	0.90%††	0.93%	0.95	%††
Expenses (before waiver/reimbursement)	0.90%††	0.93%	1.36	%††
Portfolio turnover rate	13%	56%	26%
Net assets at end of period (in 000’s)	$115,216	$107,596	$82,970

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch Capital Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of June 30, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

20	MainStay Epoch Capital Growth Fund

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

21

Notes to Financial Statements (Unaudited) (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to two tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

22	MainStay Epoch Capital Growth Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $387,922 and had received non-cash collateral of $397,584. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund’s average daily net assets.

23

Notes to Financial Statements (Unaudited) (continued)

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.20% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $427,746.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $117 and $63, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class A shares.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$4
Investor Class	90
Class C	49
Class I	2,902

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$33,040	17.5%
Investor Class	32,968	31.0
Class C	32,525	68.2
Class I	6,531,674	5.7

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$98,166,351	$19,762,848	$(2,550,873)	$17,211,975

24	MainStay Epoch Capital Growth Fund

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$285,007

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $15,052 and $14,074, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	5,937	$75,055
Shares issued to shareholders in reinvestment of dividends and distributions	304	3,791
Shares redeemed	(208)	(2,695)

Net increase (decrease)	6,033	$76,151

Year ended October 31, 2017:
Shares sold	8,254	$98,813
Shares issued to shareholders in reinvestment of dividends and distributions	5	55
Shares redeemed	(1,998)	(25,074)

Net increase (decrease)	6,261	$73,794

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,448	$31,445
Shares issued to shareholders in reinvestment of dividends and distributions	203	2,530
Shares redeemed	(315)	(4,036)

Net increase (decrease)	2,336	$29,939

Year ended October 31, 2017:
Shares sold	3,515	$42,273
Shares issued to shareholders in reinvestment of dividends and distributions	5	55

Net increase (decrease)	3,520	$42,328

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	374	$5,000
Shares issued to shareholders in reinvestment of dividends and distributions	97	1,200

Net increase (decrease)	471	$6,200

Year ended October 31, 2017:
Shares sold	802	$10,000

Net increase (decrease)	802	$10,000

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	358,472	$4,602,879
Shares issued to shareholders in reinvestment of dividends and distributions	305,106	3,807,735
Shares redeemed	(195,289)	(2,514,580)

Net increase (decrease)	468,289	$5,896,034

Year ended October 31, 2017:
Shares sold	429,924	$4,829,658
Shares issued to shareholders in reinvestment of dividends and distributions	27,571	284,253
Shares redeemed	(105,083)	(1,208,560)

Net increase (decrease)	352,412	$3,905,351

25

Notes to Financial Statements (Unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch Capital Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch Capital Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In evaluating the performance of the Fund, the Board recognized that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and

28	MainStay Epoch Capital Growth Fund

Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay Epoch Capital Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736838 MS126-18	MSECG10-06/18 (NYLIM) NL283

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/15/2006	–5.29 0.22%	5.91 12.08%	6.38 7.59%	3.78 4.37%	1.30 1.30%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–5.40 0.11	5.65 11.80	6.13 7.33	7.35 8.07	1.54 1.54
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–1.26 –0.30	9.98 10.98	6.52 6.52	7.26 7.26	2.29 2.29
Class I Shares[3]	No Sales Charge		7/25/2005	0.32	12.35	7.86	4.82	1.05

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares from April 30, 2008, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment processes and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[4]	3.40%	13.22%	9.28%	5.48%
Morningstar World Large Stock Category Average[5]	3.29	13.43	8.84	5.36

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,002.20	$6.45	$1,018.30	$6.51	1.30%

Investor Class Shares	$1,000.00	$1,001.10	$7.59	$1,017.20	$7.65	1.53%

Class C Shares	$1,000.00	$997.00	$11.29	$1,013.50	$11.38	2.28%

Class I Shares	$1,000.00	$1,003.20	$5.22	$1,019.60	$5.26	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

United States	62.5%
France	9.1
United Kingdom	7.8
Japan	6.7
Switzerland	5.5
Netherlands	3.5

Germany	2.9%
China	1.9
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	DowDuPont, Inc.

2.	Phillips 66

3.	Microsoft Corp.

4.	Occidental Petroleum Corp.

5.	Visa, Inc., Class A
6.	Airbus S.E.

7.	Morgan Stanley

8.	Danaher Corp.

9.	AXA S.A.

10.	Martin Marietta Materials, Inc.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, David N. Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 0.22% for Class A shares, 0.11% for Investor Class shares and –0.30% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.32%. For the six months ended April 30, 2018, all share classes underperformed the 3.40% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 3.29% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection in the information technology, financials, consumer discretionary, materials and consumer staples sectors detracted from the Fund’s performance relative to the MSCI World Index during the reporting period. The effect, however, was partially offset by stock selection in the energy, industrials and health care sectors, among others. Relative performance was helped by an underweight position relative to the benchmark in the consumer staples sector and an overweight position in the information technology sector. From a country perspective, stock selection in the United States significantly detracted from the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the energy, industrials, and telecommunication services sectors were among the strongest contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, the sectors that detracted the most from the Fund’s relative performance were information technology, consumer discretionary and financials. The Fund’s cash position was also a mild detractor.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contributions to the Fund’s absolute performance were oil, gas & consumable fuels companies Occidental Petroleum and Phillips 66, and software company Microsoft. The management of Occidental is focused on maximizing shareholder return, something quite rare in the energy industry. Phillips 66 has an attractive asset base that is strategically located with respect to feedstock supply. Shares of Microsoft continued to perform well on increasing revenue, profits and cash flow.

The most substantial detractors from the Fund’s absolute performance were electronics equipment, instruments & components company Universal Display; chemical company DowDuPont; and global insurance company MetLife. Despite strong operating results at Universal Display, the company’s shares declined because of investor concerns about slowing adoption of OLED phones driven by lower than anticipated sales of the iPhone X. We expect OLED adoption may continue to increase over time, driving strong free cash flow growth at the company. Shares of DowDuPont declined on concerns that a potential trade war could affect the prospects for cyclically oriented companies around the globe. MetLife provided guidance that their recently announced expense saving/investment plan would be delayed by a few quarters because of a slower-than- expected spin-off of Brighthouse Financial. The company also suggested that the retirement and income solutions segment may experience higher-than-expected spread compression in coming quarters as a result of low long-term rates. It is our view that investors overreacted to these disclosures.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added several new positions during the reporting period. Among them were positions in construction materials company Martin Marietta Materials and one of the world’s largest pharmaceutical companies, AstraZeneca. The Fund also eliminated several positions during the reporting period. Among them were the Fund’s positions in General Dynamics and Mitsubishi.

Martin Marietta Materials produces aggregates for highways and infrastructure, as well as for the commercial and residential construction industries. We believe that Martin Marietta Materials operates an attractive business in an attractive industry, with an above-average growth profile for the next several years, driven by increased infrastructure spending as well as continued recovery in nonresidential and residential construction.

AstraZeneca conducts basic research, sponsors clinical trials and manufactures and sells branded pharmaceuticals in all major developed and emerging markets around the world. Major therapeutic areas for AstraZeneca include cardiovascular, gastrointestinal, respiratory, oncology and neuroscience.

General Dynamics is a diversified defense company with a portfolio of products and services focused on business aviation, combat vehicles, weapons systems, munitions, shipbuilding design and construction, and information systems. The stock

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

9

has provided strong performance and appears to be fully valued despite president Trump’s outspoken support for defense spending and the potential for tax reform. In each of these cases, we sold the Fund’s position to redeploy capital to companies with more attractive risk-reward profiles.

Mitsubishi UFJ is the largest banking and financial services company in Japan. The position was closed to fund other opportunities where we see more attractive risk-return prospects.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund maintained its underweight allocations relative to the MSCI World Index in the consumer discretionary, consumer staples, real estate and utilities sectors. Underweight allocations to energy, health care and materials were reversed, bringing the Fund to an overweight exposure in each of these sectors at the end of the reporting period. The most significant sector-weighting changes were an increase in exposure to the materials sector and a decrease in the Fund’s allocation to information technology.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and returning it to shareholders. Large deviations from the benchmark are to be expected in light of the concentrated nature of the Fund. As of April 30, 2018, the Fund’s most significantly overweight position relative to the MSCI World Index was in the materials sector. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in consumer discretionary and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 93.6%†
China 1.9%
Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	21,050	$3,758,267

France 9.1%
♦AXA S.A. (Insurance)	226,497	6,474,624
BNP Paribas S.A. (Banks)	73,965	5,700,757
Safran S.A. (Aerospace & Defense)	50,162	5,883,036

		18,058,417

Germany 2.9%
Bayer A.G., Registered (Pharmaceuticals)	49,039	5,870,438

Japan 6.7%
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	100,900	4,801,119
SCSK Corp. (IT Services)	93,500	4,000,551
Suzuki Motor Corp. (Automobiles)	86,600	4,661,786

		13,463,456

Netherlands 3.5%
♦Airbus S.E. (Aerospace & Defense)	60,003	7,029,243

Switzerland 5.5%
Glencore PLC (Metals & Mining) (a)	1,164,632	5,606,870
UBS Group A.G., Registered (Capital Markets) (a)	313,233	5,262,766

		10,869,636

United Kingdom 7.8%
AstraZeneca PLC (Pharmaceuticals)	84,852	5,948,974
Convatec Group PLC (Health Care Equipment & Supplies) (b)	1,462,285	4,351,549
Diageo PLC (Beverages)	147,624	5,250,954

		15,551,477

United States 56.2%
Alphabet, Inc., Class C (Internet Software & Services) (a)	3,867	3,934,015
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	114,309	5,677,728
Chubb, Ltd. (Insurance)	34,788	4,719,688
♦Danaher Corp. (Health Care Equipment & Supplies)	67,788	6,800,492
♦DowDuPont, Inc. (Chemicals)	131,154	8,294,179
Hexcel Corp. (Aerospace & Defense)	74,627	4,960,457
Home Depot, Inc. (Specialty Retail)	29,761	5,499,833
Kroger Co. (Food & Staples Retailing)	203,157	5,117,525
♦Martin Marietta Materials, Inc. (Construction Materials)	33,035	6,434,227

	Shares	Value
United States (continued)
Marvell Technology Group, Ltd. (Semiconductors & Semiconductor Equipment)	189,367	$3,798,702
♦Microsoft Corp. (Software)	87,007	8,136,895
Mohawk Industries, Inc. (Household Durables) (a)	16,663	3,497,230
♦Morgan Stanley (Capital Markets)	131,971	6,812,343
♦Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	100,810	7,788,581
♦Phillips 66 (Oil, Gas & Consumable Fuels)	73,303	8,159,357
Raytheon Co. (Aerospace & Defense)	18,600	3,811,884
UnitedHealth Group, Inc. (Health Care Providers & Services)	26,649	6,299,824
Universal Display Corp. (Semiconductors & Semiconductor Equipment)	55,281	4,867,492
♦Visa, Inc., Class A (IT Services)	59,187	7,509,646

		112,120,098

Total Common Stocks (Cost $163,565,281)		186,721,032

	Principal Amount
Short-Term Investment 6.3%
Repurchase Agreement 6.3%
United States 6.3%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $12,562,789 (Collateralized by a United States Treasury Bond with a rate of 7.25% and a maturity date of 8/15/22, with a Principal Amount of $10,700,000 and a Market Value of $12,816,546) (Capital Markets)	$12,562,530	12,562,530

Total Short-Term Investment (Cost $12,562,530)		12,562,530

Total Investments (Cost $176,127,811)	99.9%	199,283,562
Other Assets, Less Liabilities	0.1	275,910
Net Assets	100.0%	$199,559,472

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The following abbreviation is used in the preceding pages:

ADR—American	Depositary Receipt

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$115,878,365	$70,842,667	$—	$186,721,032
Short-Term Investment
Repurchase Agreement	—	12,562,530	—	12,562,530

Total Investments in Securities	$115,878,365	$83,405,197	$—	$199,283,562

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $40,455,819 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$21,684,620	10.9%
Automobiles	4,661,786	2.3
Banks	5,700,757	2.9
Beverages	5,250,954	2.6
Capital Markets	24,637,639	12.3
Chemicals	8,294,179	4.2
Construction Materials	6,434,227	3.2
Diversified Telecommunication Services	4,801,119	2.4
Food & Staples Retailing	5,117,525	2.6
Health Care Equipment & Supplies	11,152,041	5.6
Health Care Providers & Services	6,299,824	3.2
Household Durables	3,497,230	1.7
Insurance	11,194,312	5.6
Internet Software & Services	7,692,282	3.8
IT Services	11,510,197	5.8
Metals & Mining	5,606,870	2.8
Oil, Gas & Consumable Fuels	15,947,938	8.0
Pharmaceuticals	11,819,412	5.9
Semiconductors & Semiconductor Equipment	14,343,922	7.2
Software	8,136,895	4.1
Specialty Retail	5,499,833	2.8

	199,283,562	99.9
Other Assets, Less Liabilities	275,910	0.1

Net Assets	$199,559,472	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $176,127,811)	$199,283,562
Cash denominated in foreign currencies (identified cost $105,038)	104,070
Receivables:
Dividends and interest	341,607
Fund shares sold	3,296
Other assets	37,193

Total assets	199,769,728

Liabilities
Payables:
Manager (See Note 3)	155,825
Professional fees	32,704
Shareholder communication	8,786
Custodian	8,593
NYLIFE Distributors (See Note 3)	2,495
Transfer agent (See Note 3)	1,300
Trustees	329
Investment securities purchased	8
Accrued expenses	216

Total liabilities	210,256

Net assets	$199,559,472

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,423
Additional paid-in capital	162,050,276

162,059,699
Undistributed net investment income	401,529
Accumulated net realized gain (loss) on investments and foreign currency transactions	13,945,953
Net unrealized appreciation (depreciation) on investments	23,155,751
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(3,460)

Net assets	$199,559,472

Class A
Net assets applicable to outstanding shares	$4,934,580

Shares of beneficial interest outstanding	239,934

Net asset value per share outstanding	$20.57
Maximum sales charge (5.50% of offering price)	1.20

Maximum offering price per share outstanding	$21.77

Investor Class
Net assets applicable to outstanding shares	$1,214,519

Shares of beneficial interest outstanding	59,361

Net asset value per share outstanding	$20.46
Maximum sales charge (5.50% of offering price)	1.19

Maximum offering price per share outstanding	$21.65

Class C
Net assets applicable to outstanding shares	$1,498,675

Shares of beneficial interest outstanding	77,402

Net asset value and offering price per share outstanding	$19.36

Class I
Net assets applicable to outstanding shares	$191,911,698

Shares of beneficial interest outstanding	9,046,613

Net asset value and offering price per share outstanding	$21.21

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,688,062
Interest	23,383
Other income	642

Total income	1,712,087

Expenses
Manager (See Note 3)	966,282
Professional fees	32,595
Registration	31,147
Distribution/Service—Class A (See Note 3)	5,639
Distribution/Service—Investor Class (See Note 3)	1,277
Distribution/Service—Class C (See Note 3)	7,863
Custodian	11,007
Transfer agent (See Note 3)	10,879
Shareholder communication	5,012
Trustees	2,253
Miscellaneous	13,876

Total expenses	1,087,830
Expense waiver/reimbursement from Manager (See Note 3)	(79)

Net expenses	1,087,751

Net investment income (loss)	624,336

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	13,949,236
Foreign currency transactions	10,104

Net realized gain (loss) on investments and foreign currency transactions	13,959,340

Net change in unrealized appreciation (depreciation) on:
Investments	(13,656,326)
Translation of other assets and liabilities in foreign currencies	(1,442)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,657,768)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	301,572

Net increase (decrease) in net assets resulting from operations	$925,908

(a)	Dividends recorded net of foreign withholding taxes in the amount of $34,583.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$624,336	$1,529,740
Net realized gain (loss) on investments and foreign currency transactions	13,959,340	14,363,257
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,657,768)	28,685,117

Net increase (decrease) in net assets resulting from operations	925,908	44,578,114

Dividends and distributions to shareholders:
From net investment income:
Class A	(16,016)	(35,951)
Investor Class	(1,750)	(3,828)
Class I	(1,233,115)	(1,799,561)

	(1,250,881)	(1,839,340)

From net realized gain on investments:
Class A	(127,447)	—
Investor Class	(30,020)	—
Class C	(51,891)	—
Class I	(6,010,137)	—

	(6,219,495)	—

Total dividends and distributions to shareholders	(7,470,376)	(1,839,340)

Capital share transactions:
Net proceeds from sale of shares	6,023,974	4,750,754
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,376,343	1,800,650
Cost of shares redeemed	(9,173,285)	(23,777,976)

Increase (decrease) in net assets derived from capital share transactions	4,227,032	(17,226,572)

Net increase (decrease) in net assets	(2,317,436)	25,512,202

Net Assets
Beginning of period	201,876,908	176,364,706

End of period	$199,559,472	$201,876,908

Undistributed net investment income at end of period	$401,529	$1,028,074

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$21.27	$16.91	$18.75		$19.75	$20.39	$16.09

Net investment income (loss) (a)	0.04	0.11	0.10		0.11	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.03	4.40	(0.96)		0.28	0.63	4.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	0.07	4.50	(0.87)		0.38	0.71	4.34

Less dividends and distributions:
From net investment income	(0.09)	(0.14)	(0.11)		(0.09)	(0.07)	(0.04)
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.77)	(0.14)	(0.97)		(1.38)	(1.35)	(0.04)

Net asset value at end of period	$20.57	$21.27	$16.91		$18.75	$19.75	$20.39

Total investment return (b)	0.22%	26.81%	(4.84%)		2.03%	3.60%	27.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37%††	0.61%	0.55	% (c)	0.59%	0.47%	0.54%
Net expenses	1.30%††	1.32%	1.34	% (d)	1.34%	1.34%	1.38%
Portfolio turnover rate	59%	89%	70%		81%	101%	105%
Net assets at end of period (in 000’s)	$4,935	$3,660	$4,507		$5,561	$4,757	$6,219

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.54%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$21.14	$16.81	$18.64		$19.65	$20.31	$16.03

Net investment income (loss) (a)	0.02	0.06	0.05		0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.02	4.38	(0.94)		0.27	0.61	4.22
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	0.04	4.43	(0.90)		0.33	0.66	4.28

Less dividends and distributions:
From net investment income	(0.04)	(0.10)	(0.07)		(0.05)	(0.04)	(0.00)‡
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.72)	(0.10)	(0.93)		(1.34)	(1.32)	(0.00)‡

Net asset value at end of period	$20.46	$21.14	$16.81		$18.64	$19.65	$20.31

Total investment return (b)	0.11%	26.47%	(5.04%)		1.74%	3.33%	26.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.32%	0.31	% (c)	0.35%	0.31%	0.38%
Net expenses	1.53%††	1.56%	1.58	% (d)	1.58%	1.59%	1.61%
Portfolio turnover rate	59%	89%	70%		81%	101%	105%
Net assets at end of period (in 000’s)	$1,215	$846	$674		$727	$618	$537

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.30%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.59%.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$20.08		$15.99	$17.84		$18.94	$19.73	$15.68

Net investment income (loss) (a)	(0.06)		(0.07)	(0.07)		(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	0.02		4.17	(0.91)		0.28	0.58	4.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	(0.04)		4.09	(0.99)		0.19	0.49	4.05

Less distributions:
From net realized gain on investments	(0.68)		—	(0.86)		(1.29)	(1.28)	—

Net asset value at end of period	$19.36		$20.08	$15.99		$17.84	$18.94	$19.73

Total investment return (b)	(0.30%)		25.58%	(5.78%)		1.04%	2.53%	25.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59	%)††	(0.37%)	(0.45	%)(c)	(0.43%)	(0.41%)	(0.47%)
Net expenses	2.28	% ††	2.31%	2.33	% (d)	2.33%	2.34%	2.36%
Portfolio turnover rate	59%		89%	70%		81%	101%	105%
Net assets at end of period (in 000’s)	$1,499		$1,559	$1,396		$1,719	$1,261	$806

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.46)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.34%.

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$21.94	$17.45	$19.31		$20.30	$20.92	$16.50

Net investment income (loss) (a)	0.07	0.16	0.15		0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.02	4.53	(0.99)		0.29	0.62	4.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	(0.01)		(0.01)	(0.01)	(0.01)

Total from investment operations	0.09	4.68	(0.85)		0.44	0.77	4.50

Less dividends and distributions:
From net investment income	(0.14)	(0.19)	(0.15)		(0.14)	(0.11)	(0.08)
From net realized gain on investments	(0.68)	—	(0.86)		(1.29)	(1.28)	—

Total dividends and distributions	(0.82)	(0.19)	(1.01)		(1.43)	(1.39)	(0.08)

Net asset value at end of period	$21.21	$21.94	$17.45		$19.31	$20.30	$20.92

Total investment return (b)	0.32%	27.07%	(4.56%)		2.30%	3.82%	27.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%††	0.84%	0.83	% (c)	0.82%	0.80%	0.80%
Net expenses	1.05%††	1.07%	1.09	% (d)	1.09%	1.09%	1.13%
Portfolio turnover rate	59%	89%	70%		81%	101%	105%
Net assets at end of period (in 000’s)	$191,912	$195,813	$169,788		$235,074	$221,219	$185,789

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.82%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.10%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

18	MainStay Epoch Global Choice Fund

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as

19

Notes to Financial Statements (Unaudited) (continued)

security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

20	MainStay Epoch Global Choice Fund

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.95% up to $500 million and 0.90% in excess of $500 million. During the six-month period ended April 30, 2018, the effective management fee rate was 0.95%.

21

Notes to Financial Statements (Unaudited) (continued)

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $966,282 and waived fees/reimbursed expenses in the amount of $79.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,226 and $1,163, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $206.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$175
Investor Class	1,237
Class C	1,895
Class I	7,572

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$176,141,173	$26,832,227	$(3,689,838)	$23,142,389

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$1,839,340

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

22	MainStay Epoch Global Choice Fund

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $115,543 and $122,583, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	80,371	$1,713,009
Shares issued to shareholders in reinvestment of dividends and distributions	6,705	140,804
Shares redeemed	(15,971)	(333,766)

Net increase (decrease) in shares outstanding before conversion	71,105	1,520,047
Shares converted into Class A (See Note 1)	3,144	66,333
Shares converted from Class A (See Note 1)	(6,404)	(134,176)

Net increase (decrease)	67,845	$1,452,204

Year ended October 31, 2017:
Shares sold	29,680	$574,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,816	30,784
Shares redeemed	(66,784)	(1,243,187)

Net increase (decrease) in shares outstanding before conversion	(35,288)	(637,909)
Shares converted into Class A (See Note 1)	8,763	176,216
Shares converted from Class A (See Note 1)	(67,851)	(1,406,677)

Net increase (decrease)	(94,376)	$(1,868,370)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	19,372	$410,731
Shares issued to shareholders in reinvestment of dividends and distributions	1,504	31,455
Shares redeemed	(2,315)	(48,677)

Net increase (decrease) in shares outstanding before conversion	18,561	393,509
Shares converted into Investor Class (See Note 1)	3,952	80,586
Shares converted from Investor Class (See Note 1)	(3,158)	(66,333)

Net increase (decrease)	19,355	$407,762

Year ended October 31, 2017:
Shares sold	14,413	$289,725
Shares issued to shareholders in reinvestment of dividends and distributions	223	3,760
Shares redeemed	(5,894)	(110,937)

Net increase (decrease) in shares outstanding before conversion	8,742	182,548
Shares converted from Investor Class (See Note 1)	(8,809)	(176,216)

Net increase (decrease)	(67)	$6,332

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,705	$157,864
Shares issued to shareholders in reinvestment of dividends and distributions	2,079	41,275
Shares redeemed	(10,015)	(200,659)

Net increase (decrease)	(231)	$(1,520)

Year ended October 31, 2017:
Shares sold	17,359	$294,495
Shares redeemed	(27,036)	(463,718)

Net increase (decrease)	(9,677)	$(169,223)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	170,800	$3,742,370
Shares issued to shareholders in reinvestment of dividends and distributions	330,999	7,162,809
Shares redeemed	(383,301)	(8,590,183)

Net increase (decrease) in shares outstanding before conversion	118,498	2,314,996
Shares converted into Class I (See Note 1)	2,400	53,590

Net increase (decrease)	120,898	$2,368,586

Year ended October 31, 2017:
Shares sold	186,126	$3,592,040
Shares issued to shareholders in reinvestment of dividends and distributions	101,209	1,766,106
Shares redeemed	(1,159,607)	(21,960,134)

Net increase (decrease) in shares outstanding before conversion	(872,272)	(16,601,988)
Shares converted into Class I (See Note 1)	65,797	1,406,677

Net increase (decrease)	(806,475)	$(15,195,311)

23

Notes to Financial Statements (Unaudited) (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis,

26	MainStay Epoch Global Choice Fund

Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Fund, effective February 28, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

28	MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737260 MS126-18	MSEGC10-06/18 (NYLIM) NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/2/2006	–6.59 –1.15%	–0.28 5.53%	4.65 5.84%	5.09 5.68%	1.14 1.14%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–6.62 –1.19	–0.29 5.52	4.63 5.82	7.87 8.59	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–2.50 –1.52	3.74 4.74	5.04 5.04	7.80 7.80	1.86 1.86
Class I Shares[3]	No Sales Charge		12/27/2005	–1.03	5.74	6.10	5.94	0.89
Class R2 Shares	No Sales Charge		2/28/2014	–1.26	5.35	4.26	4.26	1.23
Class R3 Shares	No Sales Charge		2/29/2016	–1.38	5.07	9.02	9.02	1.50
Class R6 Shares	No Sales Charge		6/17/2013	–0.96	5.95	6.60	6.60	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares and the Class P shares, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc, the Fund’s subadvisor.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[4]	3.40%	13.22%	9.28%	5.48%
Global Equity Yield Composite Index[5]	1.10	8.39	7.02	5.33
Morningstar World Large Stock Category Average[6]	3.29	13.43	8.84	5.36

4.	The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Global Equity Yield Composite Index as its secondary benchmark. The Global Equity Yield Composite Index consists of the MSCI World High Dividend Yield Index and the MSCI World Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI World High Dividend Yield Index is based on the MSCI World Index and is designed to reflect the performance of equities in the MSCI World Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI World Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid-cap equity universe across 23 developed markets countries. The MSCI World Minimum Volatility (USD) Index is calculated by optimizing the MSCI World Index for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar World Large Stock Category Average is representative of funds that invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$988.50	$5.47	$1,019.30	$5.56	1.11%

Investor Class Shares	$1,000.00	$988.10	$5.42	$1,019.30	$5.51	1.10%

Class C Shares	$1,000.00	$984.80	$9.06	$1,015.70	$9.20	1.84%

Class I Shares	$1,000.00	$989.70	$4.24	$1,020.50	$4.31	0.86%

Class R2 Shares	$1,000.00	$987.40	$6.16	$1,018.60	$6.26	1.25%

Class R3 Shares	$1,000.00	$986.20	$7.39	$1,017.40	$7.50	1.50%

Class R6 Shares	$1,000.00	$990.40	$3.65	$1,021.10	$3.71	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

United States	43.9%
United Kingdom	15.4
Germany	8.7
France	8.4
Canada	5.7
Switzerland	3.7
Italy	3.5
Australia	2.2

Norway	2.1%
Netherlands	2.0
Spain	1.8
Singapore	1.2
Sweden	0.6
Taiwan	0.5
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	TOTAL S.A.

2.	Royal Dutch Shell PLC

3.	Vodafone Group PLC

4.	GlaxoSmithKline PLC

5.	Muenchener Rueckversicherungs-Gesellschaft A.G.
6.	Verizon Communications, Inc.

7.	BCE, Inc.

8.	British American Tobacco PLC

9.	AstraZeneca PLC

10.	Terna Rete Elettrica Nazionale S.p.A.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned –1.15% for Class A shares, –1.19% for Investor Class shares and –1.52% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned –1.03%, Class R2 shares returned –1.26%, Class R3 shares returned –1.38% and Class R6 shares returned –0.96%. For the six months ended April 30, 2018, all share classes underperformed the 3.40% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index; the 1.10% return of the Global Equity Yield Composite Index,1 which is the Fund’s secondary benchmark effective May 1, 2018; and the 3.29% return of the Morningstar World Large Stock Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The diversified group of companies in the Fund’s portfolio continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. Even so, stock selection in the consumer staples, real estate and financials sectors, among others, along with underweight positions in the consumer discretionary and information technology sectors and an overweight allocation to the utilities sector, adversely affected the Fund’s performance relative to the MSCI World Index. Stock selection and an overweight position in the energy sector were positive contributors to relative performance. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection in the United States proved troublesome and detracted from relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The Fund seeks to invest in companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund’s portfolio were successful in this regard and increased their dividends during the reporting period.

The strongest contributor to relative performance was the Fund’s overweight allocation to the energy sector, followed by stock selection within the health care sector. Stock selection and an overweight allocation to the consumer staples sector combined to make this sector the largest detractor from relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks with the strongest contributions to absolute performance were Cisco Systems, Statoil and Total S.A.

Cisco Systems is the world’s largest supplier of routers and switches. A strong product refresh and wide acceptance of the Catalyst 9000 intent-based networking switch returned Cisco to organic growth and drove the company’s share price higher. The company has returned more than 50% of its cash generation to shareholders through a progressive dividend and share repurchases.

Statoil, which is headquartered in Norway, is an offshore oil and gas producer with an expanding global footprint. The company’s shares showed strong performance as oil prices rose, and the company reported better-than-expected results for the fourth quarter of 2017. Management also announced a dividend increase in February 2018. The company delivered fast and deep cost reductions in the recent commodity down-cycle and provided project break-evens that resulted in additional cash flow generation. We believed that management remained focused on organic production growth while leveraging capital flexibility and improving free cash flow coverage of the company’s dividend. Statoil has returned cash to shareholders through an attractive dividend and debt reduction that seeks to further strengthen the company’s balance sheet.

Total S.A. is an integrated energy company that explores and produces crude oil and natural gas around the globe. The company refines crude oil into petroleum products such as gasoline and jet fuels and produces petrochemicals such as polyethylene and polypropylene. Total also operates gasoline filling stations on three continents. In a recent quarterly earnings release, the company announced plans to increase its dividend and buy back shares through 2020. Shares performed strongly as oil prices rose. The company remained focused on growing organic production. We believed that Total’s global scale, strong balance sheet, integrated business model, capital flexibility and cost improvements should support strong cash flow generation that could allow the company to pay an attractive dividend throughout the commodity price cycle.

Among the most substantial detractors from the Fund’s absolute performance were electric utility PPL, tobacco company Philip

1.	See footnote on page 6 for more information on this index. Effective May 1, 2018, the Fund chose the Global Equity Yield Composite Index as its secondary benchmark. The Fund chose the Global Equity Yield Composite Index because the Fund believes that this index is reflective of its current investment style. For more information on this change, please refer to the prospectus supplement dated May 1, 2018.
2.	See footnote on page 6 for more information on the Morningstar World Large Stock Category Average.

9

Morris International and software company Micro Focus International.

PPL’s shares came under pressure because of investors’ concerns over currency volatility related to Britain’s exit from the European Union. The U.K. political environment posed an additional risk because of a focus on the total price of electricity, which has risen significantly, and proposed regulatory changes that could impair PPL’s future profits.

Philip Morris is a U.S.-domiciled international tobacco company and the manufacturer of the largest international tobacco brand, Marlboro. While investors have grown increasingly excited about next-generation products at Philip Morris, a challenging pricing environment in Russia weighed on traditional combustible cigarette results. Overall, combustible product growth has remained stable and profitability on next-generation products has continued to improve. The company has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Micro Focus is a provider of mature enterprise software solutions as well as Linux-based open-source infrastructure solutions. The company’s share price fell on reduced full-year guidance, as Micro Focus has executed poorly on its acquisition of HPE Software, the largest merger in the history of Micro Focus. The main issues resulted from a difficult enterprise resource planning rollout and weak sales-force planning. New management is now in place, and the company has a plan to tackle these issues. For these reasons, we believe that HPE integration could prove successful in growing cash flow per share, driving leverage down and allowing Micro Focus to progressively raise its well-covered dividend.

Did the Fund make any significant purchases or sales during the reporting period?

New purchases during the reporting period included casino resort company Las Vegas Sands and electric utility FirstEnergy. During the reporting period, the Fund exited its positions in media company Regal Entertainment Group and agricultural products and chemicals company Agrium.

Las Vegas Sands is the world’s largest developer, owner and operator of integrated casino resorts. The company generates cash through casino, hotel, mall, food and beverage, and other offerings. Cash flow growth drivers include increased customer visits and increased spending per customer visit, led by the company’s core Macao market. Las Vegas Sands is committed to maintaining a strong balance sheet and returning cash to owners, primarily through attractive and steadily increasing dividends supplemented by share repurchases.

FirstEnergy is a utility holding company that serves customers in Ohio, Pennsylvania, New Jersey, West Virginia and Maryland. The company generates most of its earnings and cash flows from regulated utility operations that are involved in the generation, transmission and distribution of electricity. FirstEnergy is in the process of exiting its unregulated generation businesses, while at the same time focusing on driving regulated growth with attractive investment opportunities such as transmission reliability improvement and grid modernization. FirstEnergy offers an attractive dividend and has had regulated earnings and cash flow growth in the mid-single digits. For these reasons, we believe that the company is well positioned to grow its dividends in the future.

Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters, and United Artists Theaters brands. It is the largest theater circuit in the United States, with over 7,000 screens. We exited our position in Regal following the announcement that the company had agreed to be acquired for cash by Cineworld Group.

Agrium operates a global agricultural chemicals business with a unique business model that combines wholesale (the manufacture and sale of nitrogen, potash and phosphate fertilizers) and retail distribution of crop nutrients (made by Agrium and other producers), as well as chemicals and seeds. In late 2016, Agrium announced its intention to enter a merger of equals agreement with Potash Corp. The transaction was closed on January 2, 2018, and the Fund received shares of the newly formed company, Nutrien, as a result.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. There were no significant sector weighting changes during the reporting period.

How was the Fund positioned at the end of the reporting period?

The Fund continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

As of April 30, 2018, the Fund’s most significantly overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sectors. As of the same date, the Fund’s most significantly underweight positions relative to the benchmark were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.7%†
Australia 2.2%
Commonwealth Bank of Australia (Banks)	434,425	$23,408,935
Sonic Healthcare, Ltd. (Health Care Providers & Services)	1,196,887	21,242,685
Westpac Banking Corp. (Banks)	1,437,531	30,879,048

		75,530,668

Canada 5.7%
♦BCE, Inc. (Diversified Telecommunication Services)	1,440,050	61,114,782
Nutrien, Ltd. (Chemicals)	464,822	21,163,346
Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	796,571	25,368,424
Rogers Communications, Inc., Class B (Wireless Telecommunication Services)	781,443	36,888,711
Royal Bank of Canada (Banks)	339,353	25,806,633
TELUS Corp. (Diversified Telecommunication Services)	812,669	29,083,797

		199,425,693

France 8.4%
AXA S.A. (Insurance)	2,064,471	59,014,793
Cie Generale des Etablissements Michelin SCA (Auto Components)	195,048	27,371,987
Sanofi (Pharmaceuticals)	324,236	25,592,740
SCOR S.E. (Insurance) (a)	672,536	27,292,451
♦TOTAL S.A. (Oil, Gas & Consumable Fuels)	1,170,289	73,489,926
Unibail-Rodamco S.E. (Equity Real Estate Investment Trusts)	208,980	50,195,235
Vinci S.A. (Construction & Engineering) (a)	311,570	31,111,320

		294,068,452

Germany 8.7%
Allianz S.E., Registered (Insurance)	214,046	50,636,115
BASF S.E. (Chemicals)	388,829	40,395,998
Daimler A.G., Registered (Automobiles)	466,089	36,741,810
Deutsche Post A.G., Registered (Air Freight & Logistics)	904,314	39,378,983
Deutsche Telekom A.G., Registered (Diversified Telecommunication Services)	2,835,799	49,583,421
♦Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Insurance)	274,840	62,976,320
Siemens A.G., Registered (Industrial Conglomerates)	188,715	24,006,398

		303,719,045

Italy 3.5%
Assicurazioni Generali S.p.A. (Insurance)	1,114,561	22,473,301
Snam S.p.A. (Oil, Gas & Consumable Fuels)	8,236,356	39,495,338

	Shares	Value
Italy (continued)
♦Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	9,910,731	$59,388,496

		121,357,135

Netherlands 2.0%
♦Royal Dutch Shell PLC, Class A, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,004,371	70,205,533

Norway 2.1%
Orkla ASA (Food Products)	3,139,770	29,023,926
Statoil ASA (Oil, Gas & Consumable Fuels)	1,722,504	44,084,027

		73,107,953

Singapore 1.2%
Singapore Exchange, Ltd. (Capital Markets)	3,529,850	20,580,413
Singapore Telecommunications, Ltd. (Diversified Telecommunication Services)	8,008,314	21,282,238

		41,862,651

Spain 1.8%
Gas Natural SDG S.A. (Gas Utilities)	1,117,094	28,107,022
Red Electrica Corp. S.A. (Electric Utilities)	1,637,645	34,086,739

		62,193,761

Sweden 0.6%
Svenska Handelsbanken A.B., Class A (Banks)	2,055,606	22,949,469

Switzerland 3.7%
Nestle S.A., Registered (Food Products)	424,293	32,801,688
Novartis A.G., Registered (Pharmaceuticals)	449,624	34,583,355
Roche Holding A.G. (Pharmaceuticals)	148,186	32,876,808
Swisscom A.G., Registered (Diversified Telecommunication Services)	64,593	30,976,077

		131,237,928

Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	504,085	19,382,068

United Kingdom 15.4%
♦AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	1,702,239	60,480,552
BAE Systems PLC (Aerospace & Defense)	5,515,812	46,287,624
♦British American Tobacco PLC	749,795	41,202,920
♦British American Tobacco PLC, Sponsored ADR	357,166	19,508,407
Diageo PLC (Beverages)	577,545	20,543,152
♦GlaxoSmithKline PLC (Pharmaceuticals)	3,291,756	66,055,191

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Imperial Brands PLC (Tobacco)	1,608,514	$57,435,628
Lloyds Banking Group PLC (Banks)	31,906,856	28,358,589
Micro Focus International PLC (Software)	804,257	13,928,947
National Grid PLC (Multi-Utilities)	4,344,256	50,315,955
SSE PLC (Electric Utilities)	1,536,321	29,156,176
Unilever PLC (Personal Products)	661,137	37,049,036
♦Vodafone Group PLC (Wireless Telecommunication Services)	23,719,895	69,016,428

		539,338,605

United States 42.9%
AbbVie, Inc. (Biotechnology)	241,910	23,356,411
Altria Group, Inc. (Tobacco)	966,375	54,223,301
Ameren Corp. (Multi-Utilities)	426,826	25,020,540
American Electric Power Co., Inc. (Electric Utilities)	383,763	26,855,735
Arthur J. Gallagher & Co. (Insurance)	300,171	21,008,968
AT&T, Inc. (Diversified Telecommunication Services)	1,659,176	54,255,055
BlackRock, Inc. (Capital Markets)	41,796	21,796,614
CenturyLink, Inc. (Diversified Telecommunication Services)	1,091,763	20,284,957
Cisco Systems, Inc. (Communications Equipment)	1,095,563	48,522,485
CME Group, Inc. (Capital Markets)	126,654	19,970,803
Coca-Cola Co. (Beverages)	430,626	18,607,349
Dominion Energy, Inc. (Multi-Utilities)	582,611	38,778,588
DowDuPont, Inc. (Chemicals)	377,431	23,868,736
Duke Energy Corp. (Electric Utilities)	707,999	56,753,200
Eaton Corp. PLC (Electrical Equipment)	388,829	29,173,840
Emerson Electric Co. (Electrical Equipment)	381,230	25,317,484
Entergy Corp. (Electric Utilities)	518,017	42,265,007
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,598,382	42,900,573
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	472,422	36,730,810
FirstEnergy Corp. (Electric Utilities)	766,261	26,359,378
Intel Corp. (Semiconductors & Semiconductor Equipment)	575,012	29,682,119
Iron Mountain, Inc. (Equity Real Estate Investment Trusts)	1,019,570	34,604,206
Johnson & Johnson (Pharmaceuticals)	187,448	23,710,298
Kimberly-Clark Corp. (Household Products)	264,708	27,407,866
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	371,098	27,212,616
Leggett & Platt, Inc. (Household Durables)	511,685	20,748,827
Lockheed Martin Corp. (Aerospace & Defense)	78,525	25,193,961
Magellan Midstream Partners, L.P. (Oil, Gas & Consumable Fuels)	376,164	24,762,876

	Shares	Value
United States (continued)
McDonald’s Corp. (Hotels, Restaurants & Leisure)	170,983	$28,629,394
Merck & Co., Inc. (Pharmaceuticals)	426,826	25,127,247
MetLife, Inc. (Insurance)	648,472	30,912,660
Microsoft Corp. (Software)	268,507	25,110,775
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	611,742	47,263,187
People’s United Financial, Inc. (Banks)	1,246,282	22,794,498
PepsiCo., Inc. (Beverages)	193,781	19,560,254
Pfizer, Inc. (Pharmaceuticals)	1,336,207	48,918,538
Philip Morris International, Inc. (Tobacco)	534,482	43,827,524
PPL Corp. (Electric Utilities)	1,250,082	36,377,386
Procter & Gamble Co. (Household Products)	298,905	21,622,788
Public Storage (Equity Real Estate Investment Trusts)	103,856	20,956,064
QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	442,024	22,547,644
Southern Co. (Electric Utilities)	545,881	25,176,032
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	341,967	34,685,713
United Parcel Service, Inc., Class B (Air Freight & Logistics)	267,241	30,331,854
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	1,265,280	62,441,568
WEC Energy Group, Inc. (Multi-Utilities)	392,629	25,238,192
Wells Fargo & Co. (Banks)	338,168	17,571,209
Welltower, Inc. (Equity Real Estate Investment Trusts)	785,259	41,964,241

		1,500,429,371

Total Common Stocks (Cost $3,275,270,642)		3,454,808,332

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $34,113,969 (Collateralized by a United States Treasury Note with a rate 2.00% and a maturity date of 11/15/21, with a Principal Amount of $35,300,000 and a Market Value of $34,798,811) (Capital Markets)	$34,113,268	$34,113,268

Total Short-Term Investment (Cost $34,113,268)		34,113,268

Total Investments (Cost $3,309,383,910)	99.7%	3,488,921,600
Other Assets, Less Liabilities	0.3	11,424,572
Net Assets	100.0%	$3,500,346,172
(a)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $57,454,460 and the Fund received non-cash collateral in the amount of $61,587,498 (See Note 2(J)).

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,919,626,859	$1,535,181,473	$—	$3,454,808,332
Short-Term Investment
Repurchase Agreement	—	34,113,268	—	34,113,268

Total Investments in Securities	$1,919,626,859	$1,569,294,741	$—	$3,488,921,600

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $1,631,466,472 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$71,481,585	2.0%
Air Freight & Logistics	69,710,837	2.0
Auto Components	27,371,987	0.8
Automobiles	36,741,810	1.0
Banks	171,768,381	4.9
Beverages	58,710,755	1.7
Biotechnology	23,356,411	0.7
Capital Markets	96,461,098	2.8
Chemicals	85,428,080	2.4
Communications Equipment	48,522,485	1.4
Construction & Engineering	31,111,320	0.9
Diversified Telecommunication Services	329,021,895	9.4
Electric Utilities	336,418,149	9.6
Electrical Equipment	54,491,324	1.6
Equity Real Estate Investment Trusts	147,719,746	4.2
Food Products	61,825,614	1.8
Gas Utilities	28,107,022	0.8
Health Care Providers & Services	21,242,685	0.6
Hotels, Restaurants & Leisure	55,842,010	1.6
Household Durables	20,748,827	0.6
Household Products	49,030,654	1.4
Industrial Conglomerates	24,006,398	0.7
Insurance	274,314,608	7.8
Multi-Utilities	139,353,275	4.0
Oil, Gas & Consumable Fuels	404,300,694	11.5
Personal Products	37,049,036	1.1
Pharmaceuticals	317,344,729	9.1
Semiconductors & Semiconductor Equipment	106,297,544	3.0
Software	39,039,722	1.1
Tobacco	216,197,780	6.2
Wireless Telecommunication Services	105,905,139	3.0

	3,488,921,600	99.7
Other Assets, Less Liabilities	11,424,572	0.3

Net Assets	$3,500,346,172	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,309,383,910) including securities on loan of $57,454,460	$3,488,921,600
Cash denominated in foreign currencies (identified cost $3,372,471)	3,357,180
Receivables:
Dividends and interest	12,136,189
Fund shares sold	3,048,706
Securities lending income	197,019
Other assets	126,998

Total assets	3,507,787,692

Liabilities
Payables:
Fund shares redeemed	4,447,594
Manager (See Note 3)	1,846,534
Transfer agent (See Note 3)	485,312
NYLIFE Distributors (See Note 3)	296,082
Shareholder communication	195,737
Custodian	69,684
Professional fees	66,590
Trustees	8,408
Investment securities purchased	3,307
Accrued expenses	20,047
Dividend payable	2,225

Total liabilities	7,441,520

Net assets	$3,500,346,172

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$182,809
Additional paid-in capital	3,233,109,677

3,233,292,486
Undistributed net investment income	7,499,880
Accumulated net realized gain (loss) on investments and foreign currency transactions	80,105,974
Net unrealized appreciation (depreciation) on investments	179,537,690
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(89,858)

Net assets	$3,500,346,172

Class A
Net assets applicable to outstanding shares	$742,704,926

Shares of beneficial interest outstanding	38,731,359

Net asset value per share outstanding	$19.18
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.30

Investor Class
Net assets applicable to outstanding shares	$10,394,898

Shares of beneficial interest outstanding	543,081

Net asset value per share outstanding	$19.14
Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price per share outstanding	$20.25

Class C
Net assets applicable to outstanding shares	$168,071,025

Shares of beneficial interest outstanding	8,825,959

Net asset value and offering price per share outstanding	$19.04

Class I
Net assets applicable to outstanding shares	$2,468,917,451

Shares of beneficial interest outstanding	128,951,733

Net asset value and offering price per share outstanding	$19.15

Class R2
Net assets applicable to outstanding shares	$495,752

Shares of beneficial interest outstanding	25,846

Net asset value and offering price per share outstanding	$19.18

Class R3
Net assets applicable to outstanding shares	$664,395

Shares of beneficial interest outstanding	34,683

Net asset value and offering price per share outstanding	$19.16

Class R6
Net assets applicable to outstanding shares	$109,097,725

Shares of beneficial interest outstanding	5,696,203

Net asset value and offering price per share outstanding	$19.15

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$71,433,345
Securities lending income	333,282
Interest	196,652
Other income	11,914

Total income	71,975,193

Expenses
Manager (See Note 3)	13,194,504
Transfer agent (See Note 3)	2,972,010
Distribution/Service—Class A (See Note 3)	958,024
Distribution/Service—Investor Class (See Note 3)	13,174
Distribution/Service—Class C (See Note 3)	904,446
Distribution/Service—Class R2 (See Note 3)	385
Distribution/Service—Class R3 (See Note 3)	1,472
Shareholder communication	215,905
Custodian	140,129
Professional fees	119,791
Registration	95,934
Trustees	43,835
Shareholder service (See Note 3)	448
Miscellaneous	74,123

Total expenses before waiver/reimbursement	18,734,180
Expense waiver/reimbursement from Manager (See Note 3)	(756,634)

Net expenses	17,977,546

Net investment income (loss)	53,997,647

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	95,695,953
Foreign currency transactions	206,287

Net realized gain (loss) on investments and foreign currency transactions	95,902,240

Net change in unrealized appreciation (depreciation) on:
Investments	(186,330,471)
Translation of other assets and liabilities in foreign currencies	(105,919)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(186,436,390)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(90,534,150)

Net increase (decrease) in net assets resulting from operations	$(36,536,503)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,652,732.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$53,997,647	$109,886,078
Net realized gain (loss) on investments and foreign currency transactions	95,902,240	218,000,306
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(186,436,390)	263,994,609

Net increase (decrease) in net assets resulting from operations	(36,536,503)	591,880,993

Dividends and distributions to shareholders:
From net investment income:
Class A	(9,149,351)	(21,793,063)
Investor Class	(128,330)	(295,183)
Class C	(1,490,032)	(3,872,905)
Class I	(35,338,477)	(84,171,098)
Class R2	(3,387)	(8,658)
Class R3	(6,391)	(3,347)
Class R6	(1,537,564)	(1,652,019)

	(47,653,532)	(111,796,273)

From net realized gain on investments:
Class A	(830,509)	—
Investor Class	(11,574)	—
Class C	(201,752)	—
Class I	(3,009,673)	—
Class R2	(316)	—
Class R3	(587)	—
Class R6	(119,213)	—

	(4,173,624)	—

Total dividends and distributions to shareholders	(51,827,156)	(111,796,273)

Capital share transactions:
Net proceeds from sale of shares	244,732,503	830,786,168
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,147,309	75,654,042
Cost of shares redeemed	(638,255,227)	(1,425,272,892)

Increase (decrease) in net assets derived from capital share transactions	(356,375,415)	(518,832,682)

Net increase (decrease) in net assets	(444,739,074)	(38,747,962)

Net Assets
Beginning of period	3,945,085,246	3,983,833,208

End of period	$3,500,346,172	$3,945,085,246

Undistributed net investment income at end of period	$7,499,880	$1,155,765

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$19.66		$17.42	$18.83		$20.30	$19.33	$16.16

Net investment income (loss) (a)	0.27		0.49	0.53		0.63	0.82	0.56
Net realized and unrealized gain (loss) on investments	(0.50)		2.24	(0.41)		(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.23)		2.73	0.12		(0.26)	1.60	3.70

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.51)		(0.74)	(0.59)	(0.53)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.25)		(0.49)	(1.53)		(1.21)	(0.63)	(0.53)

Net asset value at end of period	$19.18		$19.66	$17.42		$18.83	$20.30	$19.33

Total investment return (b)	(1.15%)		15.88%	0.87%		(1.26%)	8.32%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	% ††	2.62%	2.97%		3.24%	4.12%	3.18%
Net expenses	1.11	% ††	1.14%	1.11	%(c)	1.09%	1.07%	1.05%
Expenses (before waiver/reimbursement)	1.15	% ††	1.14%	1.11%		1.09%	1.07%	1.05%
Portfolio turnover rate	8%		18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$742,705		$782,204	$900,737		$973,044	$972,426	$726,215

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$19.63		$17.39	$18.80		$20.28	$19.31	$16.14

Net investment income (loss) (a)	0.27		0.49	0.53		0.62	0.81	0.55
Net realized and unrealized gain (loss) on investments	(0.50)		2.25	(0.41)		(0.89)	0.79	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.23)		2.74	0.12		(0.27)	1.59	3.69

Less dividends and distributions:
From net investment income	(0.24)		(0.50)	(0.51)		(0.74)	(0.58)	(0.52)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.26)		(0.50)	(1.53)		(1.21)	(0.62)	(0.52)

Net asset value at end of period	$19.14		$19.63	$17.39		$18.80	$20.28	$19.31

Total investment return (b)	(1.19%)		15.93%	0.87%		(1.28%)	8.32%	23.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73	% ††	2.66%	3.04%		3.20%	4.04%	3.14%
Net expenses	1.10	% ††	1.11%	1.11	%(c)	1.11%	1.09%	1.10%
Portfolio turnover rate	8%		18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$10,395		$10,849	$10,419		$11,693	$9,940	$7,237

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$19.53		$17.30	$18.71		$20.18	$19.22	$16.08

Net investment income (loss) (a)	0.19		0.35	0.40		0.47	0.65	0.42
Net realized and unrealized gain (loss) on investments	(0.50)		2.24	(0.41)		(0.88)	0.80	3.12
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.31)		2.59	(0.01)		(0.41)	1.44	3.54

Less dividends and distributions:
From net investment income	(0.16)		(0.36)	(0.38)		(0.59)	(0.44)	(0.40)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.18)		(0.36)	(1.40)		(1.06)	(0.48)	(0.40)

Net asset value at end of period	$19.04		$19.53	$17.30		$18.71	$20.18	$19.22

Total investment return (b)	(1.52%)		15.08%	0.11%		(2.04%)	7.52%	22.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	% ††	1.91%	2.26%		2.46%	3.26%	2.39%
Net expenses	1.84	% ††	1.86%	1.86	%(c)	1.86%	1.84%	1.85%
Expenses (before waiver/reimbursement)	1.85	% ††	1.86%	1.86%		1.86%	1.84%	1.85%
Portfolio turnover rate	8%		18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$168,071		$189,291	$221,557		$263,213	$252,916	$175,634

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$19.63		$17.39	$18.80		$20.28	$19.31	$16.14

Net investment income (loss) (a)	0.29		0.53	0.57		0.68	0.85	0.60
Net realized and unrealized gain (loss) on investments	(0.49)		2.25	(0.40)		(0.89)	0.81	3.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.01)	(0.01)	(0.00)‡

Total from investment operations	(0.20)		2.78	0.17		(0.22)	1.65	3.74

Less dividends and distributions:
From net investment income	(0.26)		(0.54)	(0.56)		(0.79)	(0.64)	(0.57)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.28)		(0.54)	(1.58)		(1.26)	(0.68)	(0.57)

Net asset value at end of period	$19.15		$19.63	$17.39		$18.80	$20.28	$19.31

Total investment return (b)	(1.03%)		16.20%	1.12%		(1.06%)	8.60%	23.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	% ††	2.87%	3.25%		3.49%	4.27%	3.42%
Net expenses	0.86	% ††	0.89%	0.86	%(c)	0.84%	0.82%	0.80%
Expenses (before waiver/reimbursement)	0.90	% ††	0.89%	0.86%		0.84%	0.82%	0.80%
Portfolio turnover rate	8%		18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$2,468,917		$2,850,185	$2,817,292		$3,358,771	$3,609,899	$2,222,748

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				February 28, 2014** through October 31,
Class R2	2018*		2017	2016		2015	2014
Net asset value at beginning of period	$19.67		$17.42	$18.83		$20.30	$19.85

Net investment income (loss) (a)	0.26		0.48	0.50		0.59	0.42
Net realized and unrealized gain (loss) on investments	(0.51)		2.25	(0.39)		(0.87)	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)

Total from investment operations	(0.25)		2.73	0.11		(0.28)	0.92

Less dividends and distributions:
From net investment income	(0.22)		(0.48)	(0.50)		(0.72)	(0.47)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	—

Total dividends and distributions	(0.24)		(0.48)	(1.52)		(1.19)	(0.47)

Net asset value at end of period	$19.18		$19.67	$17.42		$18.83	$20.30

Total investment return (b)	(1.26%)		15.83%	0.77%		(1.34%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67	% ††	2.58%	2.86%		3.09%	3.25%††
Net expenses	1.25	% ††	1.23%	1.21	%(c)	1.19%	1.17%††
Portfolio turnover rate	8%		18%	21%		33%	15%
Net assets at end of period (in 000’s)	$496		$293	$374		$165	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

Class R3	Six months ended April 30, 2018*		Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$19.65		$17.41	$16.80

Net investment income (loss) (a)	0.24		0.29	0.29
Net realized and unrealized gain (loss) on investments	(0.51)		2.39	0.69
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.01

Total from investment operations	(0.27)		2.68	0.99

Less dividends and distributions:
From net investment income	(0.20)		(0.44)	(0.38)
From net realized gain on investments	(0.02)		—	—

Total dividends and distributions	(0.22)		(0.44)	(0.38)

Net asset value at end of period	$19.16		$19.65	$17.41

Total investment return (b)	(1.38%)		15.53%	5.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.44	% ††	1.54%	2.42%††
Net expenses	1.50	% ††	1.50%	1.45%††
Portfolio turnover rate	8%		18%	21%
Net assets at end of period (in 000’s)	$664		$543	$51

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					June 17, 2013** through October 31,
Class R6	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$19.64		$17.40	$18.81		$20.28	$19.31	$18.09

Net investment income (loss) (a)	0.30		0.48	0.53		0.54	0.46	0.15
Net realized and unrealized gain (loss) on investments	(0.50)		2.33	(0.34)		(0.73)	1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡

Total from investment operations	(0.20)		2.81	0.19		(0.19)	1.66	1.53

Less dividends and distributions:
From net investment income	(0.27)		(0.57)	(0.58)		(0.81)	(0.65)	(0.31)
From net realized gain on investments	(0.02)		—	(1.02)		(0.47)	(0.04)	—

Total dividends and distributions	(0.29)		(0.57)	(1.60)		(1.28)	(0.69)	(0.31)

Net asset value at end of period	$19.15		$19.64	$17.40		$18.81	$20.28	$19.31

Total investment return (b)	(0.96%)		16.36%	1.25%		(0.90%)	8.69%	8.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10	% ††	2.55%	3.04%		2.94%	4.29%	2.18%††
Net expenses	0.74	% ††	0.74%	0.74	%(c)	0.74%	0.74%	0.74%††
Portfolio turnover rate	8%		18%	21%		33%	15%	28%
Net assets at end of period (in 000’s)	$109,098		$111,720	$33,404		$13,867	$156	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

22	MainStay Epoch Global Equity Yield Fund

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

23

Notes to Financial Statements (Unaudited) (continued)

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually

24	MainStay Epoch Global Equity Yield Fund

financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $57,454,460 and had received non-cash collateral of $61,587,498. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices,

25

Notes to Financial Statements (Unaudited) (continued)

conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

Effective December 31, 2017, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.09%; Class C, 1.84%; Class I, 0.84%; and Class R6, 0.74%. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $13,194,504 and waived fees/reimbursed expenses in the amount of $756,634.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$154
Class R3	294

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $16,673 and $2,474, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $434, $13, $266 and $4,190, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended

26	MainStay Epoch Global Equity Yield Fund

April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$634,112
Investor Class	5,802
Class C	99,575
Class I	2,231,776
Class R2	256
Class R3	489

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$29,748	6.0%
Class R3	30,148	4.5

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,328,046,197	$350,912,150	$(190,036,747)	$160,875,403

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$111,796,273

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $299,483 and $577,683, respectively.

27

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	3,129,125	$61,666,112
Shares issued to shareholders in reinvestment of dividends and distributions	499,623	9,670,890
Shares redeemed	(4,692,143)	(92,366,710)

Net increase (decrease) in shares outstanding before conversion	(1,063,395)	(21,029,708)
Shares converted into Class A (See Note 1)	27,086	531,314
Shares converted from Class A (See Note 1)	(13,547)	(259,445)

Net increase (decrease)	(1,049,856)	$(20,757,839)

Year ended October 31, 2017:
Shares sold	11,481,238	$211,257,741
Shares issued to shareholders in reinvestment of dividends and distributions	1,073,091	19,994,270
Shares redeemed	(18,683,485)	(343,228,066)

Net increase (decrease) in shares outstanding before conversion	(6,129,156)	(111,976,055)
Shares converted into Class A (See Note 1)	140,198	2,692,834
Shares converted from Class A (See Note 1)	(5,944,790)	(110,454,326)

Net increase (decrease)	(11,933,748)	$(219,737,547)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	59,158	$1,159,714
Shares issued to shareholders in reinvestment of dividends and distributions	7,198	139,147
Shares redeemed	(57,936)	(1,142,275)

Net increase (decrease) in shares outstanding before conversion	8,420	156,586
Shares converted into Investor Class (See Note 1)	9,083	171,304
Shares converted from Investor Class (See Note 1)	(27,139)	(531,314)

Net increase (decrease)	(9,636)	$(203,424)

Year ended October 31, 2017:
Shares sold	136,620	$2,529,842
Shares issued to shareholders in reinvestment of dividends and distributions	15,775	293,371
Shares redeemed	(72,844)	(1,346,952)

Net increase (decrease) in shares outstanding before conversion	79,551	1,476,261
Shares converted into Investor Class (See Note 1)	14,285	269,597
Shares converted from Investor Class (See Note 1)	(140,420)	(2,692,834)

Net increase (decrease)	(46,584)	$(946,976)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	277,852	$5,467,540
Shares issued to shareholders in reinvestment of dividends and distributions	67,598	1,298,429
Shares redeemed	(1,213,336)	(23,673,929)

Net increase (decrease)	(867,886)	$(16,907,960)

Year ended October 31, 2017:
Shares sold	984,520	$18,084,165
Shares issued to shareholders in reinvestment of dividends and distributions	150,888	2,790,558
Shares redeemed	(4,241,865)	(77,686,583)

Net increase (decrease) in shares outstanding before conversion	(3,106,457)	(56,811,860)
Shares converted from Class C (See Note 1)	(8,789)	(156,540)

Net increase (decrease)	(3,115,246)	$(56,968,400)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,773,620	$173,168,978
Shares issued to shareholders in reinvestment of dividends and distributions	1,258,976	24,371,410
Shares redeemed	(26,256,181)	(516,590,982)

Net increase (decrease) in shares outstanding before conversion	(16,223,585)	(319,050,594)
Shares converted into Class I (See Note 1)	4,486	88,141

Net increase (decrease)	(16,219,099)	$(318,962,453)

Year ended October 31, 2017:
Shares sold	29,818,678	$550,989,268
Shares issued to shareholders in reinvestment of dividends and distributions	2,743,938	50,984,646
Shares redeemed	(53,383,537)	(988,393,182)

Net increase (decrease) in shares outstanding before conversion	(20,820,921)	(386,419,268)
Shares converted into Class I (See Note 1)	5,946,044	110,341,269
Shares converted from Class I (See Note 1)	(1,942,320)	(37,056,466)

Net increase (decrease)	(16,817,197)	$(313,134,465)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	10,856	$208,400
Shares issued to shareholders in reinvestment of dividends and distributions	191	3,703
Shares redeemed	(116)	(2,234)

Net increase (decrease)	10,931	$209,869

Year ended October 31, 2017:
Shares sold	3,526	$64,901
Shares issued to shareholders in reinvestment of dividends and distributions	467	8,658
Shares redeemed	(10,518)	(196,394)

Net increase (decrease)	(6,525)	$(122,835)

28	MainStay Epoch Global Equity Yield Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,410	$183,640
Shares issued to shareholders in reinvestment of dividends and distributions	361	6,953
Shares redeemed	(2,706)	(53,738)

Net increase (decrease)	7,065	$136,855

Year ended October 31, 2017:
Shares sold	24,976	$479,708
Shares issued to shareholders in reinvestment of dividends and distributions	174	3,307
Shares redeemed	(481)	(9,345)

Net increase (decrease)	24,669	$473,670

Class R6	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	146,710	$2,878,119
Shares issued to shareholders in reinvestment of dividends and distributions	85,639	1,656,777
Shares redeemed	(224,141)	(4,425,359)

Net increase (decrease)	8,208	$109,537

Year ended October 31, 2017:
Shares sold	2,511,847	$47,380,543
Shares issued to shareholders in reinvestment of dividends and distributions	84,063	1,579,232
Shares redeemed	(769,525)	(14,412,370)

Net increase (decrease) in shares outstanding before conversion	1,826,385	34,547,405
Shares converted into Class R6 (See Note 1)	1,941,348	37,056,466

Net increase (decrease)	3,767,733	$71,603,871

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2017, the Fund received shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
9/15/17	1,489,651	$29,212,064

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s

30	MainStay Epoch Global Equity Yield Fund

shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance compared favorably relative to the Fund’s peer funds and considered its discussions with representatives from New York Life Investments regarding the Fund’s recent underperformance relative to the Fund’s benchmark index and peer funds. The Board also noted recent management team changes at Epoch.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

32	MainStay Epoch Global Equity Yield Fund

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board also considered that New York Life Investments had proposed an expense limitation arrangement for Class A, C, I and R6 shares of the Fund, effective December 31, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

34	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737580 MS126-18	MSEGEY10-06/18 (NYLIM) NL0F3

MainStay Epoch International Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/1/2006	–4.93 0.60%	5.12 11.24%	2.89 4.06%	1.09 1.66%	1.23 1.23%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4/29/2008	–5.04 0.48	4.85 10.96	2.73 3.90	0.91 1.48	1.39 1.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/2006	–1.15 –0.15	8.84 9.84	3.07 3.07	0.70 0.70	2.14 2.14
Class I Shares	No Sales Charge		12/31/1997	0.68	11.41	4.34	1.96	0.99
Class R1 Shares	No Sales Charge		9/1/2006	0.62	11.30	4.23	1.85	1.12
Class R2 Shares	No Sales Charge		9/1/2006	0.53	11.03	3.98	1.56	1.34
Class R3 Shares	No Sales Charge		9/1/2006	0.39	10.83	3.69	1.30	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[3]	3.41%	14.51%	5.90%	2.43%
Morningstar Foreign Large Blend Category Average[4]	2.61	13.56	5.61	2.21

3.	The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Blend Category Average is representative of funds that invest in a variety of big international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,006.00	$5.97	$1,018.80	$6.01	1.20%

Investor Class Shares	$1,000.00	$1,004.80	$6.86	$1,018.00	$6.90	1.38%

Class C Shares	$1,000.00	$998.50	$10.55	$1,014.20	$10.64	2.13%

Class I Shares	$1,000.00	$1,006.80	$4.73	$1,020.10	$4.76	0.95%

Class R1 Shares	$1,000.00	$1,006.20	$5.22	$1,019.60	$5.26	1.05%

Class R2 Shares	$1,000.00	$1,005.30	$6.46	$1,018.30	$6.51	1.30%

Class R3 Shares	$1,000.00	$1,003.90	$7.70	$1,017.10	$7.75	1.55%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of April 30, 2018 (Unaudited)

Switzerland	19.1%
France	11.2
Germany	10.1
Netherlands	8.3
United Kingdom	8.2
United States	7.6
Japan	6.6
Republic of Korea	5.5
China	4.4
Hong Kong	3.6

Canada	2.8%
Spain	2.2
Mexico	2.0
Denmark	1.9
India	1.7
Ireland	1.6
Sweden	1.5
Portugal	1.4
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd., GDR

2.	LafargeHolcim, Ltd., Registered

3.	Baidu, Inc., Sponsored ADR

4.	SAP S.E.

5.	Julius Baer Group, Ltd.

6.	Novartis A.G., Registered

7.	Pernod Ricard S.A.

8.	CK Hutchison Holdings, Ltd.

9.	Nippon Telegraph & Telephone Corp.

10.	Nestle S.A., Registered

8	MainStay Epoch International Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William J. Booth, CFA, and J. Christian Kirtley,1 CFA, of Epoch International Partners, Inc. (“Epoch”), the Subadvisor to the Fund.

How did MainStay Epoch International Choice Fund perform relative to its benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch International Choice Fund returned 0.60% for Class A shares, 0.48% for Investor Class shares and –0.15% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.68%, Class R1 shares returned 0.62%, Class R2 shares returned 0.53% and Class R3 shares returned 0.39%. For the six months ended April 30, 2018, all share classes underperformed the 3.41% return of the MSCI EAFE® Index,2 which is the Fund’s broad-based securities-market index, and the 2.61% return of the Morningstar Foreign Large Blend Category Average.3 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was bolstered by stock selection in the materials, consumer staples and telecommunication services sectors. These gains, however, were more than offset by stock selection in the consumer discretionary, industrials and financials sectors, among others. The Fund’s underweight position relative to its benchmark in the consumer discretionary sector also detracted from the Fund’s relative performance. From a country perspective, stock selection in China and the Netherlands added to the Fund’s relative performance, as did an overweight allocation to the United States. Overweight allocations to China, Mexico and Switzerland, along with stock selection in Hong Kong, detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the strongest contributors to the Fund’s absolute performance during the reporting period were pharmaceutical company Royal Dutch Shell PLC; oil, gas & consumable fuels company Total S.A.; and beverages company Pernod Ricard S.A. (Contributions take weightings and total returns into account.) The Fund’s most significant detractors during the reporting period were banking company Svenska Handelsbanken AB; industrial conglomerate CK Hutchison Holdings, Ltd.; and media company Grupo Televisa, S.A.B.

Did the Fund make any significant purchases or sales during the reporting period?

New positions during the reporting period included banking company Lloyds Banking Group, health care company Fresenius SE & Co. KGaA, commercial services & supplies company ISS, and funeral services company Dignity PLC. During the reporting period, the Fund exited several positions, including electric utility company Endesa, capital markets company Euronext N.V., pharmaceutical company Sanofi, and wireless telecommunication services company Vodafone Group.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process and have not changed significantly during the reporting period. There were slight increases in exposure to the industrials, financials, health care, energy and real estate sectors, and slight decreases in exposure to the consumer discretionary, consumer staples, materials and utilities sectors. The Fund’s most significant sector-weighting change was its decrease in exposure to the telecommunication services sector.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund’s most significantly overweight sector holding relative to the MSCI EAFE® Index was in information technology. As of the same date, the most significantly underweight sector holdings relative to the benchmark were in consumer discretionary and financials.

1.	Effective May 31, 2018, Glen Petraglia was added as a portfolio manager of the Fund and J. Christian Kirtley no longer serves as a portfolio manager of the Fund.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.
3.	See footnote on page 6 for more information on the Morningstar Foreign Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 94.3%†
Canada 2.8%
Fairfax Financial Holdings, Ltd. (Insurance)	28,173	$15,597,347

China 4.4%
♦Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	97,044	24,348,340

Denmark 1.9%
ISS A/S (Commercial Services & Supplies)	294,459	10,281,149

France 11.2%
Danone S.A. (Food Products)	167,717	13,521,233
♦Pernod Ricard S.A. (Beverages)	119,064	19,748,271
Safran S.A. (Aerospace & Defense)	82,478	9,673,081
TOTAL S.A. (Oil, Gas & Consumable Fuels)	299,926	18,834,270

		61,776,855

Germany 10.1%
Fresenius S.E. & Co. KGaA (Health Care Providers & Services)	204,849	15,639,343
Merck KGaA (Pharmaceuticals)	67,922	6,650,889
♦SAP S.E. (Software)	209,016	23,296,583
Siemens A.G., Registered (Industrial Conglomerates)	78,915	10,038,762

		55,625,577

Hong Kong 3.6%
♦CK Hutchison Holdings, Ltd. (Industrial Conglomerates)	1,670,250	19,726,671

India 1.7%
ICICI Bank, Ltd., Sponsored ADR (Banks)	1,115,920	9,496,479

Ireland 1.6%
Ryanair Holdings PLC, Sponsored ADR (Airlines) (a)	79,934	8,790,342

Japan 6.6%
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	911,250	16,677,257
♦Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	413,890	19,694,105

		36,371,362

Mexico 2.0%
Grupo Televisa S.A.B., Sponsored ADR (Media)	629,922	11,288,202

	Shares	Value
Netherlands 8.3%
Akzo Nobel N.V. (Chemicals)	186,487	$16,787,313
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	33,243	6,283,175
Koninklijke DSM N.V. (Chemicals)	134,309	13,859,464
Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	257,823	8,961,318

		45,891,270

Portugal 1.4%
NOS SGPS S.A. (Media)	1,296,680	7,693,029

Republic of Korea 5.5%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	24,506	30,263,981

Spain 2.2%
Aena SME, S.A. (Transportation Infrastructure)	59,983	12,363,229

Sweden 1.5%
Svenska Handelsbanken A.B., Class A (Banks)	721,459	8,054,608

Switzerland 19.1%
ABB, Ltd., Registered (Electrical Equipment)	733,618	17,091,982
♦Julius Baer Group, Ltd. (Capital Markets) (a)	374,646	22,241,441
♦LafargeHolcim, Ltd., Registered (Construction Materials) (a)	464,267	25,769,071
♦Nestle S.A., Registered (Food Products)	250,734	19,384,007
♦Novartis A.G., Registered (Pharmaceuticals)	268,374	20,642,300

		105,128,801

United Kingdom 8.2%
Dignity PLC (Diversified Consumer Services)	467,244	7,006,411
Lloyds Banking Group PLC (Banks)	17,841,237	15,857,166
Meggitt PLC (Aerospace & Defense)	731,789	4,750,872
Royal Bank of Scotland Group PLC (Banks) (a)	4,822,853	17,906,162

		45,520,611

United States 2.2%
LivaNova PLC (Health Care Equipment & Supplies) (a)	135,691	12,046,647

Total Common Stocks (Cost $397,707,660)		520,264,500

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 5.4%
Repurchase Agreement 5.4%
United States 5.4%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $29,798,916 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $31,590,000 and a Market Value of $30,395,519) (Capital Markets)	$29,798,303	$29,798,303

Total Short-Term Investment (Cost $29,798,303)		29,798,303

Total Investments (Cost $427,505,963)	99.7%	550,062,803
Other Assets, Less Liabilities	0.3	1,846,026
Net Assets	100.0%	$551,908,829
(a)	Non-income producing security.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Denmark	$—	$10,281,149	$—	$10,281,149
France	—	61,776,855	—	61,776,855
Germany	—	55,625,577	—	55,625,577
Hong Kong	—	19,726,671	—	19,726,671
Japan	—	36,371,362	—	36,371,362
Netherlands	—	45,891,270	—	45,891,270
Portugal	—	7,693,029	—	7,693,029
Republic of Korea	—	30,263,981	—	30,263,981
Spain	—	12,363,229	—	12,363,229
Sweden	—	8,054,608	—	8,054,608
Switzerland	—	105,128,801	—	105,128,801
United Kingdom	—	45,520,611	—	45,520,611
All Other Countries	81,567,357	—	—	81,567,357

Total Common Stocks	81,567,357	438,697,143	—	520,264,500

Short-Term Investment
Repurchase Agreement	—	29,798,303	—	29,798,303

Total Investments in Securities	$81,567,357	$468,495,446	$—	$550,062,803

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $459,716,165 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch International Choice Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$14,423,953	2.6%
Airlines	8,790,342	1.6
Banks	51,314,415	9.3
Beverages	19,748,271	3.6
Capital Markets	52,039,744	9.4
Chemicals	30,646,777	5.6
Commercial Services & Supplies	10,281,149	1.9
Construction Materials	25,769,071	4.7
Diversified Consumer Services	7,006,411	1.3
Diversified Telecommunication Services	19,694,105	3.6
Electrical Equipment	17,091,982	3.1
Food Products	32,905,240	6.0
Health Care Equipment & Supplies	12,046,647	2.2
Health Care Providers & Services	15,639,343	2.8
Industrial Conglomerates	29,765,433	5.4
Insurance	15,597,347	2.8
Internet Software & Services	24,348,340	4.4
Media	18,981,231	3.4
Oil, Gas & Consumable Fuels	27,795,588	5.0
Pharmaceuticals	27,293,189	5.0
Real Estate Management & Development	16,677,257	3.0
Semiconductors & Semiconductor Equipment	6,283,175	1.1
Software	23,296,583	4.2
Technology Hardware, Storage & Peripherals	30,263,981	5.5
Transportation Infrastructure	12,363,229	2.2

	550,062,803	99.7
Other Assets, Less Liabilities	1,846,026	0.3

Net Assets	$551,908,829	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $427,505,963)	$550,062,803
Receivables:
Dividends and interest	3,809,492
Fund shares sold	43,381
Securities lending income	3,937
Other assets	59,103

Total assets	553,978,716

Liabilities
Payables:
Fund shares redeemed	1,500,895
Manager (See Note 3)	364,113
Shareholder communication	58,744
Transfer agent (See Note 3)	54,489
Professional fees	37,355
Custodian	30,473
NYLIFE Distributors (See Note 3)	22,427
Trustees	1,116
Accrued expenses	275

Total liabilities	2,069,887

Net assets	$551,908,829

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,333
Additional paid-in capital	605,173,194

605,188,527
Undistributed net investment income	5,498,391
Accumulated net realized gain (loss) on investments and foreign currency transactions	(181,276,029)
Net unrealized appreciation (depreciation) on investments	122,556,840
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(58,900)

Net assets	$551,908,829

Class A
Net assets applicable to outstanding shares	$27,098,636

Shares of beneficial interest outstanding	752,199

Net asset value per share outstanding	$36.03
Maximum sales charge (5.50% of offering price)	2.10

Maximum offering price per share outstanding	$38.13

Investor Class
Net assets applicable to outstanding shares	$6,670,951

Shares of beneficial interest outstanding	185,387

Net asset value per share outstanding	$35.98
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$38.07

Class C
Net assets applicable to outstanding shares	$10,902,001

Shares of beneficial interest outstanding	308,799

Net asset value and offering price per share outstanding	$35.30

Class I
Net assets applicable to outstanding shares	$480,944,871

Shares of beneficial interest outstanding	13,354,699

Net asset value and offering price per share outstanding	$36.01

Class R1
Net assets applicable to outstanding shares	$359,619

Shares of beneficial interest outstanding	10,010

Net asset value and offering price per share outstanding (a)	$35.92

Class R2
Net assets applicable to outstanding shares	$18,964,795

Shares of beneficial interest outstanding	526,788

Net asset value and offering price per share outstanding	$36.00

Class R3
Net assets applicable to outstanding shares	$6,967,956

Shares of beneficial interest outstanding	194,682

Net asset value and offering price per share outstanding	$35.79

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$8,455,084
Interest	77,752
Securities lending income	61,498
Other income	63,690

Total income	8,658,024

Expenses
Manager (See Note 3)	2,453,411
Transfer agent (See Note 3)	268,743
Distribution/Service—Class A (See Note 3)	39,747
Distribution/Service—Investor Class (See Note 3)	8,404
Distribution/Service—Class C (See Note 3)	55,216
Distribution/Service—Class R2 (See Note 3)	26,369
Distribution/Service—Class R3 (See Note 3)	17,804
Custodian	49,336
Professional fees	44,129
Registration	43,434
Shareholder communication	32,423
Shareholder service (See Note 3)	14,253
Trustees	7,004
Interest expense	5,251
Miscellaneous	23,929

Total expenses	3,089,453
Expense waiver/reimbursement from Manager (See Note 3)	(256)

Net expenses	3,089,197

Net investment income (loss)	5,568,827

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	23,403,269
Foreign currency transactions	40,960

Net realized gain (loss) on investments and foreign currency transactions	23,444,229

Net change in unrealized appreciation (depreciation) on:
Investments	(26,296,632)
Translation of other assets and liabilities in foreign currencies	(34,057)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,330,689)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2,886,460)

Net increase (decrease) in net assets resulting from operations	$2,682,367

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,230,862.

14	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,568,827	$8,059,073
Net realized gain (loss) on investments and foreign currency transactions	23,444,229	27,984,334
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,330,689)	103,598,491

Net increase (decrease) in net assets resulting from operations	2,682,367	139,641,898

Dividends to shareholders:
From net investment income:
Class A	(357,317)	(1,064,917)
Investor Class	(60,635)	(236,920)
Class C	(17,932)	(254,908)
Class I	(7,300,888)	(25,472,383)
Class R1	(2,850)	(58,433)
Class R2	(221,536)	(1,018,843)
Class R3	(51,125)	(237,056)

Total dividends to shareholders	(8,012,283)	(28,343,460)

Capital share transactions:
Net proceeds from sale of shares	36,429,944	107,351,140
Net asset value of shares issued to shareholders in reinvestment of dividends	7,909,332	27,795,813
Cost of shares redeemed	(119,376,732)	(468,447,343)

Increase (decrease) in net assets derived from capital share transactions	(75,037,456)	(333,300,390)

Net increase (decrease) in net assets	(80,367,372)	(222,001,952)

Net Assets
Beginning of period	632,276,201	854,278,153

End of period	$551,908,829	$632,276,201

Undistributed net investment income at end of period	$5,498,391	$7,941,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$36.20		$30.39	$32.22		$34.61	$35.20	$28.49

Net investment income (loss) (a)	0.28		0.34	0.40		0.44	1.25	0.44
Net realized and unrealized gain (loss) on investments	(0.06)		6.41	(1.83)		(1.91)	(1.55)	6.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.22		6.75	(1.44)		(1.49)	(0.31)	7.23

Less dividends:
From net investment income	(0.39)		(0.94)	(0.39)		(0.90)	(0.28)	(0.52)

Net asset value at end of period	$36.03		$36.20	$30.39		$32.22	$34.61	$35.20

Total investment return (b)	0.60%		22.95%	(4.49%)		(4.29%)	(0.89%)	25.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.05%	1.32%		1.28%	3.49%	1.40%
Net expenses	1.20	%††(c)	1.23%	1.24	% (c)	1.22%	1.21%	1.27%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$27,099		$33,997	$36,584		$56,710	$95,712	$379,556

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$36.13		$30.36	$32.19		$34.58	$35.16	$28.45

Net investment income (loss) (a)	0.28		0.30	0.37		0.37	0.95	0.41
Net realized and unrealized gain (loss) on investments	(0.11)		6.39	(1.84)		(1.89)	(1.29)	6.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.17		6.69	(1.48)		(1.54)	(0.35)	7.18

Less dividends:
From net investment income	(0.32)		(0.92)	(0.35)		(0.85)	(0.23)	(0.47)

Net asset value at end of period	$35.98		$36.13	$30.36		$32.19	$34.58	$35.16

Total investment return (b)	0.48%		22.74%	(4.63%)		(4.44%)	(1.00%)	25.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	%††	0.92%	1.24%		1.10%	2.68%	1.30%
Net expenses	1.38	%††(c)	1.39%	1.39	% (c)	1.36%	1.35%	1.39%
Expenses (before waiver/reimbursement)	1.39	%††(c)	1.39%	1.39	% (c)	1.36%	1.35%	1.39%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$6,671		$6,757	$7,802		$9,151	$9,326	$9,968

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

16	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014		2013
Net asset value at beginning of period	$35.41		$29.74	$31.52		$33.84	$34.44		$27.87

Net investment income (loss) (a)	0.14		0.04	0.14		0.12	0.68		0.17
Net realized and unrealized gain (loss) on investments	(0.19)		6.30	(1.81)		(1.84)	(1.27)		6.67
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)		(0.02)

Total from investment operations	(0.05)		6.34	(1.68)		(1.74)	(0.60)		6.82

Less dividends:
From net investment income	(0.06)		(0.67)	(0.10)		(0.58)	(0.00	) ‡	(0.25)

Net asset value at end of period	$35.30		$35.41	$29.74		$31.52	$33.84		$34.44

Total investment return (b)	(0.15%)		21.82%	(5.35%)		(5.14%)	(1.74%)		24.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80	% ††	0.13%	0.47%		0.36%	1.95%		0.54%
Net expenses	2.13	% ††(c)	2.14%	2.14	% (c)	2.11%	2.10%		2.14%
Expenses (before waiver/reimbursement)	2.14	% ††(c)	2.14%	2.14	% (c)	2.11%	2.10%		2.14%
Portfolio turnover rate	9%		8%	46%		78%	56%		47%
Net assets at end of period (in 000’s)	$10,902		$11,625	$12,156		$15,995	$16,522		$17,386

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$36.25		$30.46	$32.30		$34.79	$35.37	$28.63

Net investment income (loss) (a)	0.34		0.39	0.54		0.52	1.02	0.54
Net realized and unrealized gain (loss) on investments	(0.09)		6.45	(1.88)		(1.91)	(1.23)	6.84
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.25		6.84	(1.35)		(1.41)	(0.22)	7.36

Less dividends:
From net investment income	(0.49)		(1.05)	(0.49)		(1.08)	(0.36)	(0.62)

Net asset value at end of period	$36.01		$36.25	$30.46		$32.30	$34.79	$35.37

Total investment return (b)	0.68%		23.29%	(4.21%)		(4.03%)	(0.61%)	26.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87	%††	1.21%	1.81%		1.52%	2.85%	1.69%
Net expenses	0.95	%††(c)	0.95%	0.95	% (c)	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.95	%††(c)	0.99%	0.99	% (c)	0.97%	0.96%	1.02%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$480,945		$549,162	$753,205		$1,777,369	$1,946,807	$1,374,470

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$36.18		$30.39	$32.23		$34.71	$35.29	$28.57

Net investment income (loss) (a)	0.38		0.36	0.49		0.48	0.99	0.50
Net realized and unrealized gain (loss) on investments	(0.16)		6.44	(1.86)		(1.89)	(1.23)	6.83
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.22		6.80	(1.38)		(1.43)	(0.25)	7.31

Less dividends:
From net investment income	(0.48)		(1.01)	(0.46)		(1.05)	(0.33)	(0.59)

Net asset value at end of period	$35.92		$36.18	$30.39		$32.23	$34.71	$35.29

Total investment return (b)	0.62%		23.16%	(4.33%)		(4.11%)	(0.73%)	26.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	%††	1.14%	1.62%		1.42%	2.77%	1.55%
Net expenses	1.05	%††(c)	1.05%	1.05	% (c)	1.05%	1.05%	1.05%
Expenses (before waiver/reimbursement)	1.05	%††(c)	1.12%	1.09	% (c)	1.07%	1.06%	1.12%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$360		$257	$1,330		$2,030	$2,270	$1,480

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Six months ended April 30,		Year ended October 31,
Class R2	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$36.16		$30.37	$32.19		$34.57	$35.14	$28.45

Net investment income (loss) (a)	0.27		0.31	0.40		0.40	0.97	0.42
Net realized and unrealized gain (loss) on investments	(0.08)		6.41	(1.85)		(1.89)	(1.29)	6.78
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.19		6.72	(1.46)		(1.51)	(0.33)	7.18

Less dividends:
From net investment income	(0.35)		(0.93)	(0.36)		(0.87)	(0.24)	(0.49)

Net asset value at end of period	$36.00		$36.16	$30.37		$32.19	$34.57	$35.14

Total investment return (b)	0.53%		22.83%	(4.55%)		(4.36%)	(0.96%)	25.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50	%††	0.96%	1.32%		1.16%	2.74%	1.32%
Net expenses	1.30	%††(c)	1.30%	1.30	% (c)	1.30%	1.30%	1.38%
Expenses (before waiver/reimbursement)	1.30	%††(c)	1.34%	1.34	% (c)	1.32%	1.31%	1.38%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$18,965		$23,119	$34,189		$45,496	$49,209	$51,496

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay Epoch International Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$35.90		$30.13	$31.94		$34.29	$34.87	$28.24

Net investment income (loss) (a)	0.24		0.24	0.31		0.31	0.88	0.34
Net realized and unrealized gain (loss) on investments	(0.10)		6.36	(1.84)		(1.87)	(1.29)	6.73
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	(0.01)		(0.02)	(0.01)	(0.02)

Total from investment operations	0.14		6.60	(1.54)		(1.58)	(0.42)	7.05

Less dividends:
From net investment income	(0.25)		(0.83)	(0.27)		(0.77)	(0.16)	(0.42)

Net asset value at end of period	$35.79		$35.90	$30.13		$31.94	$34.29	$34.87

Total investment return (b)	0.39%		22.53%	(4.84%)		(4.60%)	(1.24%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.37	%††	0.74%	1.03%		0.92%	2.49%	1.08%
Net expenses	1.55	%††(c)	1.59%	1.59	% (c)	1.57%	1.56%	1.62%
Portfolio turnover rate	9%		8%	46%		78%	56%	47%
Net assets at end of period (in 000’s)	$6,968		$7,360	$9,011		$10,445	$10,529	$11,978

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch International Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1997. Investor Class shares commenced operations on April 29, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

20	MainStay Epoch International Choice Fund

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

21

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as appli-

cable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the

22	MainStay Epoch International Choice Fund

Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity is reflected in the Statement of Operations. As of the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses

23

Notes to Financial Statements (Unaudited) (continued)

of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”), between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.

New York Life Investments has contractually agreed to waive a portion of the Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.95% of average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class R1, 1.05%; and Class R2, 1.30%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $2,453,411 and waived its fees and/or reimbursed expenses in the amount of $256.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$144
Class R2	10,548
Class R3	3,561

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,987 and $1,652, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $440 and $106, respectively.

24	MainStay Epoch International Choice Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,049
Investor Class	9,130
Class C	14,998
Class I	219,836
Class R1	119
Class R2	8,681
Class R3	2,930

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$438,411,903	$136,030,369	$(24,379,469)	$111,650,900

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $193,814,318 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$73,422	$120,392

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$28,343,460

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

During the six-month period ended April 30, 2018, the Fund utilized the line of credit for 2 days, maintained an average daily balance of $34,600,000 at a weighted average interest rate of 2.73% and incurred interest expense in the amount of $5,251. As of April 30, 2018, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $54,757 and $130,936, respectively.

25

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	115,044	$4,103,501
Shares issued to shareholders in reinvestment of dividends and distributions	9,589	344,712
Shares redeemed	(319,362)	(11,343,154)

Net increase (decrease) in shares outstanding before conversion	(194,729)	(6,894,941)
Shares converted into Class A (See Note 1)	9,688	349,431
Shares converted from Class A (See Note 1)	(1,945)	(68,579)

Net increase (decrease)	(186,986)	$(6,614,089)

Year ended October 31, 2017:
Shares sold	106,480	$3,462,131
Shares issued to shareholders in reinvestment of dividends and distributions	33,814	993,112
Shares redeemed	(452,365)	(14,500,521)

Net increase (decrease) in shares outstanding before conversion	(312,071)	(10,045,278)
Shares converted into Class A (See Note 1)	68,195	2,360,509
Shares converted from Class A (See Note 1)	(20,733)	(632,730)

Net increase (decrease)	(264,609)	$(8,317,499)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	12,781	$466,245
Shares issued to shareholders in reinvestment of dividends and distributions	1,682	60,459
Shares redeemed	(8,276)	(299,446)

Net increase (decrease) in shares outstanding before conversion	6,187	227,258
Shares converted into Investor Class (See Note 1)	1,889	66,425
Shares converted from Investor Class (See Note 1)	(9,698)	(349,431)

Net increase (decrease)	(1,622)	$(55,748)

Year ended October 31, 2017:
Shares sold	21,343	$700,832
Shares issued to shareholders in reinvestment of dividends and distributions	8,034	235,882
Shares redeemed	(33,152)	(1,057,414)

Net increase (decrease) in shares outstanding before conversion	(3,775)	(120,700)
Shares converted into Investor Class (See Note 1)	2,079	65,777
Shares converted from Investor Class (See Note 1)	(68,275)	(2,360,509)

Net increase (decrease)	(69,971)	$(2,415,432)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	13,598	$485,807
Shares issued to shareholders in reinvestment of dividends and distributions	483	17,109
Shares redeemed	(33,589)	(1,190,968)

Net increase (decrease)	(19,508)	$(688,052)

Year ended October 31, 2017:
Shares sold	16,122	$508,288
Shares issued to shareholders in reinvestment of dividends and distributions	8,088	234,219
Shares redeemed	(104,684)	(3,221,358)

Net increase (decrease)	(80,474)	$(2,478,851)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	774,416	$28,099,069
Shares issued to shareholders in reinvestment of dividends and distributions	201,768	7,247,523
Shares redeemed	(2,771,821)	(98,645,632)

Net increase (decrease) in shares outstanding before conversion	(1,795,637)	(63,299,040)
Shares converted into Class I (See Note 1)	59	2,154

Net increase (decrease)	(1,795,578)	$(63,296,886)

Year ended October 31, 2017:
Shares sold	2,873,821	$93,526,301
Shares issued to shareholders in reinvestment of dividends and distributions	861,027	25,262,537
Shares redeemed	(13,331,719)	(419,928,474)

Net increase (decrease) in shares outstanding before conversion	(9,596,871)	(301,139,636)
Shares converted into Class I (See Note 1)	18,662	566,953

Net increase (decrease)	(9,578,209)	$(300,572,683)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,375	$158,571
Shares issued to shareholders in reinvestment of dividends and distributions	72	2,568
Shares redeemed	(1,549)	(56,355)

Net increase (decrease)	2,898	$104,784

Year ended October 31, 2017:
Shares sold	18,959	$572,242
Shares issued to shareholders in reinvestment of dividends and distributions	1,926	56,458
Shares redeemed	(57,542)	(1,825,940)

Net increase (decrease)	(36,657)	$(1,197,240)

26	MainStay Epoch International Choice Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	63,352	$2,292,303
Shares issued to shareholders in reinvestment of dividends and distributions	5,454	196,088
Shares redeemed	(181,345)	(6,610,338)

Net increase (decrease)	(112,539)	$(4,121,947)

Year ended October 31, 2017:
Shares sold	203,140	$6,430,514
Shares issued to shareholders in reinvestment of dividends and distributions	27,995	821,941
Shares redeemed	(717,731)	(22,497,318)

Net increase (decrease)	(486,596)	$(15,244,863)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	22,767	$824,448
Shares issued to shareholders in reinvestment of dividends and distributions	1,143	40,873
Shares redeemed	(34,252)	(1,230,839)

Net increase (decrease)	(10,342)	$(365,518)

Year ended October 31, 2017:
Shares sold	68,313	$2,150,832
Shares issued to shareholders in reinvestment of dividends and distributions	6,562	191,664
Shares redeemed	(168,917)	(5,416,318)

Net increase (decrease)	(94,042)	$(3,073,822)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch International Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

28	MainStay Epoch International Choice Fund

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board considered that the subadvisor to the Fund changed effective January 9, 2017, and the revisions to the Fund’s principal investment strategies that were implemented effective March 13, 2017, noting that the Fund’s investment performance compared favorably relative to the Fund’s benchmark index and peer funds over a recent time period. The Board also considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance relative to the Fund’s benchmark index and peer funds.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the

MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

30	MainStay Epoch International Choice Fund

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its

Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch International Choice Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737115 MS126-18	MSEIC10-06/18 (NYLIM) NL309

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–4.72 0.82%	4.20 10.27%	10.10 11.35%	6.68 7.29%	1.15 1.15%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.86 0.68	3.90 9.95	9.75 11.00	6.27 6.87	1.46 1.46
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–4.00 0.27	4.52 9.16	9.91 10.17	6.07 6.07	2.21 2.21
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–0.58 0.27	8.18 9.11	10.15 10.15	6.06 6.06	2.21 2.21
Class I Shares	No Sales Charge		1/2/1991	0.94	10.57	11.63	7.56	0.90
Class R6 Shares	No Sales Charge		2/28/2018	–4.05	N/A	N/A	N/A	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[4]	3.79%	13.05%	12.75%	9.13%
Morningstar Large Blend Category Average[5]	3.48	11.94	11.42	8.10

4.	The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.20	$5.73	$1,019.10	$5.76	1.15%

Investor Class Shares	$1,000.00	$1,006.80	$7.12	$1,017.70	$7.15	1.43%

Class B Shares	$1,000.00	$1,002.70	$10.83	$1,014.00	$10.89	2.18%

Class C Shares	$1,000.00	$1,002.70	$10.83	$1,014.00	$10.89	2.18%

Class I Shares	$1,000.00	$1,009.40	$4.43	$1,020.40	$4.46	0.89%

Class R6 Shares[3,4]	$1,000.00	$959.50	$1.44	$1,006.90	$1.48	0.88%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period) and 61 days for Class R6 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 28, 2018.
4.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2018. Had these shares been offered for the full six-month period ended April 30, 2018, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.41 for Class R6 shares and the ending account value would have been $1,020.43 for Class R6 shares.

7

Industry Composition as of April 30, 2018 (Unaudited)

Banks	7.3%
Software	7.1
Semiconductors & Semiconductor Equipment	6.8
Health Care Providers & Services	6.7
Insurance	5.0
Capital Markets	4.7
Oil, Gas & Consumable Fuels	4.7
Technology Hardware, Storage & Peripherals	4.6
Specialty Retail	4.4
Aerospace & Defense	4.3
IT Services	3.7
Pharmaceuticals	3.6
Chemicals	3.2
Building Products	2.9
Household Durables	2.9
Beverages	2.6
Media	2.6
Internet Software & Services	2.5

Food & Staples Retailing	2.0%
Multiline Retail	1.9
Construction Materials	1.7
Machinery	1.7
Construction & Engineering	1.6
Consumer Finance	1.5
Health Care Equipment & Supplies	1.5
Hotels, Restaurants & Leisure	1.5
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	1.1
Multi-Utilities	1.0
Air Freight & Logistics	0.5
Containers & Packaging	0.5
Metals & Mining	0.5
Short-Term Investment	2.7
Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	UnitedHealth Group, Inc.

4.	Bank of America Corp.

5.	Visa, Inc., Class A
6.	Applied Materials, Inc.

7.	Alphabet, Inc., Class C

8.	Boeing Co.

9.	Morgan Stanley

10.	Home Depot, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, William W. Priest, CFA, and Justin Howell of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 0.82% for Class A shares, 0.68% for Investor Class shares, and 0.27% for Class B shares and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.94%. For the six months ended April 30, 2018, all of these share classes underperformed the 3.79% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index, and the 3.48% return of the Morningstar Large Blend Category Average.2 From their inception on February 28, 2018, through April 30, 2018, Class R6 shares returned –4.05%. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective April 13, 2018, Justin Howell was added as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated April 13, 2018.

What factors affected the Fund’s relative performance during the reporting period?

While security selection was positive in the energy and health care sectors during the reporting period, stock selection in other sectors more than offset that advantage. Certain holdings in the consumer discretionary, financials and information technology sectors, among others, detracted from relative performance. Seven of eleven sectors posted positive returns for the reporting period. Against this backdrop, the Fund’s underweight positions relative to the Russell 3000® Index in consumer staples and real estate—two of the weakest-performing sectors during the reporting period—contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Software company Microsoft, aerospace & defense company Boeing, and health care providers & services company UnitedHealth Group provided the largest positive contributions to the Fund’s absolute performance during the reporting period. Over the same period, electronic equipment, instruments & components companies Universal Display and Coherent and building products company Johnson Controls International were the largest detractors from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several new purchases during the reporting period, including food & staples retailer Costco Wholesale; hotels, restaurants & leisure company Starbucks; health care providers & services company Universal Health Services; and multi-utility WEC Energy.

The Fund also exited several positions during the reporting period. Among these were positions in multi-utility Vectren Corp., electric utility company PPL, distributor Genuine Parts and media company Live Nation Entertainment.

How did the Fund’s sector weightings change during the reporting period?

The most notable change in sector positioning was an increase in energy. This change was accompanied by minor increases and decreases in other sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the Russell 3000® Index in financials, industrials, information technology and materials. As of the same date, the Fund held underweight positions relative to its benchmark in consumer discretionary, consumer staples, energy, health care, real estate, telecommunication services and utilities.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 4.3%
♦Boeing Co.	53,656	$17,897,495
Hexcel Corp.	205,567	13,664,039

		31,561,534

Air Freight & Logistics 0.5%
XPO Logistics, Inc. (a)	36,823	3,577,723

Banks 7.3%
♦Bank of America Corp.	747,592	22,367,953
Bank of The Ozarks, Inc.	271,767	12,718,695
Citizens Financial Group, Inc.	254,927	10,576,921
Western Alliance Bancorp (a)	127,306	7,508,508

		53,172,077

Beverages 2.6%
Coca-Cola Co.	154,698	6,684,501
Molson Coors Brewing Co., Class B	169,448	12,071,475

		18,755,976

Building Products 2.9%
Fortune Brands Home & Security, Inc.	148,078	8,098,386
Johnson Controls International PLC	387,907	13,138,410

		21,236,796

Capital Markets 4.7%
Ameriprise Financial, Inc.	57,721	8,093,061
BlackRock, Inc.	16,491	8,600,056
♦Morgan Stanley	338,896	17,493,812

		34,186,929

Chemicals 3.2%
DowDuPont, Inc.	223,089	14,108,149
Ecolab, Inc.	60,625	8,776,681

		22,884,830

Construction & Engineering 1.6%
Jacobs Engineering Group, Inc.	197,902	11,496,127

Construction Materials 1.7%
Martin Marietta Materials, Inc.	61,786	12,034,059

Consumer Finance 1.5%
Discover Financial Services	153,536	10,939,440

Containers & Packaging 0.5%
Berry Global Group, Inc. (a)	67,941	3,736,755

Electrical Equipment 1.3%
AMETEK, Inc.	130,657	9,119,859

	Shares	Value
Electronic Equipment, Instruments & Components 1.1%
Coherent, Inc. (a)	48,778	$8,205,435

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	72,819	14,356,994

Health Care Equipment & Supplies 1.5%
Danaher Corp.	110,797	11,115,155

Health Care Providers & Services 6.7%
Centene Corp. (a)	132,167	14,350,693
♦UnitedHealth Group, Inc.	101,970	24,105,708
Universal Health Services, Inc., Class B	92,512	10,564,870

		49,021,271

Hotels, Restaurants & Leisure 1.5%
Starbucks Corp.	188,495	10,851,657

Household Durables 2.9%
LGI Homes, Inc. (a)	120,705	8,352,786
Mohawk Industries, Inc. (a)	33,453	7,021,115
Whirlpool Corp.	39,023	6,046,614

		21,420,515

Insurance 5.0%
American International Group, Inc.	172,583	9,664,648
Chubb, Ltd.	46,107	6,255,337
MetLife, Inc.	279,200	13,309,464
Willis Towers Watson PLC	50,412	7,486,686

		36,716,135

Internet Software & Services 2.5%
♦Alphabet, Inc., Class C (a)	17,776	18,084,058

IT Services 3.7%
Sabre Corp.	288,375	5,952,060
♦Visa, Inc., Class A	166,196	21,086,948

		27,039,008

Machinery 1.7%
Ingersoll-Rand PLC	149,355	12,529,391

Media 2.6%
Comcast Corp., Class A	341,567	10,721,788
Time Warner, Inc.	82,807	7,850,104

		18,571,892

Metals & Mining 0.5%
Reliance Steel & Aluminum Co.	44,946	3,951,652

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multi-Utilities 1.0%
WEC Energy Group, Inc.	114,630	$7,368,416

Multiline Retail 1.9%
Dollar General Corp.	141,342	13,643,743

Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	193,489	13,025,679
Occidental Petroleum Corp.	210,910	16,294,907
Plains GP Holdings, L.P., Class A (a)	206,632	5,004,627

		34,325,213

Pharmaceuticals 3.6%
Allergan PLC	82,227	12,634,179
Pfizer, Inc.	375,364	13,742,076

		26,376,255

Semiconductors & Semiconductor Equipment 6.8%
♦Applied Materials, Inc.	368,047	18,280,895
Cypress Semiconductor Corp.	500,679	7,299,900
Marvell Technology Group, Ltd.	683,948	13,719,997
Universal Display Corp.	115,326	10,154,454

		49,455,246

Software 7.1%
♦Microsoft Corp.	383,958	35,907,752
PTC, Inc. (a)	187,682	15,455,613

		51,363,365

Specialty Retail 4.4%
CarMax, Inc. (a)	88,934	5,558,375
♦Home Depot, Inc.	89,311	16,504,673

	Shares	Value
Specialty Retail (continued)
TJX Cos., Inc.	119,275	$10,120,484

		32,183,532

Technology Hardware, Storage & Peripherals 4.6%
♦Apple, Inc.	202,664	33,492,253

Total Common Stocks (Cost $586,401,718)		712,773,291

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $19,358,130 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/15/21, with a Principal Amount of $20,030,000 and a Market Value of $19,745,614)	$19,357,732	19,357,732

Total Short-Term Investment (Cost $19,357,732)		19,357,732

Total Investments (Cost $605,759,450)	100.6%	732,131,023
Other Assets, Less Liabilities	(0.6)	(4,147,329)
Net Assets	100.0%	$727,983,694

(a)	Non-income producing security.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$712,773,291	$—	$—	$712,773,291
Short-Term Investment
Repurchase Agreement	—	19,357,732	—	19,357,732

Total Investments in Securities	$712,773,291	$19,357,732	$—	$732,131,023

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $605,759,450)	$732,131,023
Receivables:
Fund shares sold	276,063
Dividends and interest	118,842
Investment securities sold	61,990
Other assets	66,093

Total assets	732,654,011

Liabilities
Payables:
Investment securities purchased	3,993,958
Manager (See Note 3)	509,114
Shareholder communication	59,264
Professional fees	36,500
Fund shares redeemed	33,032
NYLIFE Distributors (See Note 3)	15,213
Transfer agent (See Note 3)	14,553
Custodian	3,160
Trustees	1,379
Accrued expenses	4,144

Total liabilities	4,670,317

Net assets	$727,983,694

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,559
Additional paid-in capital	549,233,731

549,260,290
Undistributed net investment income	1,144,402
Accumulated net realized gain (loss) on investments	51,207,429
Net unrealized appreciation (depreciation) on investments	126,371,573

Net assets	$727,983,694

Class A
Net assets applicable to outstanding shares	$33,605,323

Shares of beneficial interest outstanding	1,359,292

Net asset value per share outstanding	$24.72
Maximum sales charge (5.50% of offering price)	1.44

Maximum offering price per share outstanding	$26.16

Investor Class
Net assets applicable to outstanding shares	$9,713,370

Shares of beneficial interest outstanding	401,565

Net asset value per share outstanding	$24.19
Maximum sales charge (5.50% of offering price)	1.41

Maximum offering price per share outstanding	$25.60

Class B
Net assets applicable to outstanding shares	$3,412,973

Shares of beneficial interest outstanding	164,463

Net asset value and offering price per share outstanding	$20.75

Class C
Net assets applicable to outstanding shares	$4,046,699

Shares of beneficial interest outstanding	194,896

Net asset value and offering price per share outstanding	$20.76

Class I
Net assets applicable to outstanding shares	$283,973,081

Shares of beneficial interest outstanding	10,247,584

Net asset value and offering price per share outstanding	$27.71

Class R6
Net assets applicable to outstanding shares	$393,232,248

Shares of beneficial interest outstanding	14,190,954

Net asset value and offering price per share outstanding	$27.71

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$5,722,906
Interest	45,087
Other income	2,406

Total income	5,770,399

Expenses
Manager (See Note 3)	3,208,092
Transfer agent (See Note 3)	96,336
Distribution/Service—Class A (See Note 3)	43,298
Distribution/Service—Investor Class (See Note 3)	12,444
Distribution/Service—Class B (See Note 3)	19,132
Distribution/Service—Class C (See Note 3)	21,195
Professional fees	42,977
Registration	39,956
Shareholder communication	11,805
Trustees	8,600
Custodian	3,980
Miscellaneous	16,886

Total expenses	3,524,701
Expense waiver/reimbursement from Manager (See Note 3)	(4,145)

Net expenses	3,520,556

Net investment income (loss)	2,249,843

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	52,187,315
Net change in unrealized appreciation (depreciation) on investments	(45,657,715)

Net realized and unrealized gain (loss) on investments	6,529,600

Net increase (decrease) in net assets resulting from operations	$8,779,443

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,249,843	$7,124,571
Net realized gain (loss) on investments	52,187,315	98,051,996
Net change in unrealized appreciation (depreciation) on investments	(45,657,715)	80,733,229

Net increase (decrease) in net assets resulting from operations	8,779,443	185,909,796

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(401,595)
Investor Class	—	(187,392)
Class B	—	(37,724)
Class C	—	(39,031)
Class I	(1,105,441)	(13,115,332)

	(1,105,441)	(13,781,074)

From net realized gain on investments:
Class A	(4,446,701)	(560,034)
Investor Class	(1,340,957)	(329,585)
Class B	(590,658)	(111,921)
Class C	(648,931)	(114,937)
Class I	(84,161,407)	(16,181,185)

	(91,188,654)	(17,297,662)

Total dividends and distributions to shareholders	(92,294,095)	(31,078,736)

Capital share transactions:
Net proceeds from sale of shares	24,850,628	86,484,955
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	92,047,603	30,965,086
Cost of shares redeemed	(84,589,171)	(203,170,405)

Increase (decrease) in net assets derived from capital share transactions	32,309,060	(85,720,364)

Net increase (decrease) in net assets	(51,205,592)	69,110,696

Net Assets
Beginning of period	779,189,286	710,078,590

End of period	$727,983,694	$779,189,286

Undistributed net investment income at end of period	$1,144,402	$—

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$28.13	$23.22	$26.66	$28.35	$26.48	$23.20

Net investment income (loss) (a)	0.05	0.16	0.37	0.20	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.24	5.82	(0.60)	0.87	3.64	5.90

Total from investment operations	0.29	5.98	(0.23)	1.07	3.82	6.08

Less dividends and distributions:
From net investment income	—	(0.45)	(0.24)	(0.21)	(0.17)	(0.21)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(3.70)	(1.07)	(3.21)	(2.76)	(1.95)	(2.80)

Net asset value at end of period	$24.72	$28.13	$23.22	$26.66	$28.35	$26.48

Total investment return (b)	0.82%	26.53%	(0.79%)	4.00%	15.28%	29.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%††	0.64%	1.60%	0.76%	0.69%	0.76%
Net expenses	1.15%††	1.15%	1.15%	1.13%	1.13%	1.15%
Portfolio turnover rate	21%	42%	45%	30%	31%	37%
Net assets at end of period (in 000’s)	$33,605	$33,568	$21,248	$23,644	$20,942	$16,608

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$27.64	$22.82	$26.24	$27.95	$26.12	$22.92

Net investment income (loss) (a)	0.01	0.10	0.29	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.24	5.71	(0.58)	0.84	3.59	5.82

Total from investment operations	0.25	5.81	(0.29)	0.96	3.68	5.90

Less dividends and distributions:
From net investment income	—	(0.37)	(0.16)	(0.12)	(0.07)	(0.11)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(3.70)	(0.99)	(3.13)	(2.67)	(1.85)	(2.70)

Net asset value at end of period	$24.19	$27.64	$22.82	$26.24	$27.95	$26.12

Total investment return (b)	0.68%	26.22%	(1.07%)	3.62%	14.90%	29.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08%††	0.38%	1.28%	0.44%	0.34%	0.34%
Net expenses	1.43%††	1.46%	1.48%	1.45%	1.49%	1.57%
Expenses (before waiver/reimbursement)	1.48%††	1.46%	1.48%	1.45%	1.49%	1.57%
Portfolio turnover rate	21%	42%	45%	30%	31%	37%
Net assets at end of period (in 000’s)	$9,713	$9,973	$11,846	$12,884	$12,040	$10,603

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$24.31		$20.18	$23.56	$25.42	$24.02	$21.31

Net investment income (loss) (a)	(0.07)		(0.09)	0.12	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	0.21		5.05	(0.53)	0.76	3.27	5.38

Total from investment operations	0.14		4.96	(0.41)	0.69	3.18	5.30

Less dividends and distributions:
From net investment income	—		(0.21)	—	—	—	—
From net realized gain on investments	(3.70)		(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(3.70)		(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of period	$20.75		$24.31	$20.18	$23.56	$25.42	$24.02

Total investment return (b)	0.27%		25.26%	(1.78%)	2.85%	14.07%	28.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66	%)††	(0.39%)	0.58%	(0.30%)	(0.38%)	(0.37%)
Net expenses	2.18	% ††	2.21%	2.23%	2.20%	2.24%	2.32%
Expenses (before waiver/reimbursement)	2.23	% ††	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	21%		42%	45%	30%	31%	37%
Net assets at end of period (in 000’s)	$3,413		$3,906	$3,707	$4,777	$5,140	$5,415

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$24.32		$20.19	$23.59	$25.44	$24.04	$21.33

Net investment income (loss) (a)	(0.07)		(0.09)	0.12	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	0.21		5.05	(0.55)	0.78	3.28	5.39

Total from investment operations	0.14		4.96	(0.43)	0.70	3.18	5.30

Less dividends and distributions:
From net investment income	—		(0.21)	—	—	—	—
From net realized gain on investments	(3.70)		(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(3.70)		(0.83)	(2.97)	(2.55)	(1.78)	(2.59)

Net asset value at end of period	$20.76		$24.32	$20.19	$23.59	$25.44	$24.04

Total investment return (b)	0.27%		25.24%	(1.86%)	2.88%	14.01%	28.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67	%)††	(0.40%)	0.58%	(0.32%)	(0.41%)	(0.41%)
Net expenses	2.18	% ††	2.21%	2.23%	2.20%	2.24%	2.32%
Expenses (before waiver/reimbursement)	2.23	% ††	2.21%	2.23%	2.20%	2.24%	2.32%
Portfolio turnover rate	21%		42%	45%	30%	31%	37%
Net assets at end of period (in 000’s)	$4,047		$4,218	$3,661	$5,001	$4,347	$3,314

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$31.11	$25.57	$29.02	$30.62	$28.43	$24.71

Net investment income (loss) (a)	0.10	0.26	0.47	0.30	0.27	0.25
Net realized and unrealized gain (loss) on investments	0.25	6.40	(0.65)	0.93	3.92	6.33

Total from investment operations	0.35	6.66	(0.18)	1.23	4.19	6.58

Less dividends and distributions:
From net investment income	(0.05)	(0.50)	(0.30)	(0.28)	(0.22)	(0.27)
From net realized gain on investments	(3.70)	(0.62)	(2.97)	(2.55)	(1.78)	(2.59)

Total dividends and distributions	(3.75)	(1.12)	(3.27)	(2.83)	(2.00)	(2.86)

Net asset value at end of period	$27.71	$31.11	$25.57	$29.02	$30.62	$28.43

Total investment return (b)	0.94%	26.83%	(0.51%)	4.24%	15.60%	30.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69%††	0.92%	1.86%	1.03%	0.95%	1.00%
Net expenses	0.89%††	0.90%	0.90%	0.88%	0.88%	0.90%
Portfolio turnover rate	21%	42%	45%	30%	31%	37%
Net assets at end of period (in 000’s)	$283,973	$727,524	$669,617	$649,559	$718,634	$583,273

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R6	February 28, 2018* through April 30, 2018**
Net asset value at beginning of period	$28.88

Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) on investments	(1.19)

Total from investment operations	(1.17)

Net asset value at end of period	$27.71

Total investment return (b)	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%††
Net expenses	0.88%††
Portfolio turnover rate	21%
Net assets at end of period (in 000’s)	$393,232

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge.

Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices

18	MainStay Epoch U.S. All Cap Fund

on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

19

Notes to Financial Statements (Unaudited) (continued)

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

20	MainStay Epoch U.S. All Cap Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.84%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $3,208,092 and waived its fees and/or reimbursed expenses in the amount of $4,145.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

21

Notes to Financial Statements (Unaudited) (continued)

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,432 and $4,434, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $569, $2,301 and $290, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,265
Investor Class	17,713
Class B	6,804
Class C	7,541
Class I	60,013

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$172,894,071	60.9%
Class R6	23,987	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$606,739,174	$149,786,382	$(24,394,533)	$125,391,849

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$13,781,074
Long-Term Capital Gain	17,297,662
Total	$31,078,736

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $157,764 and $209,863, respectively.

22	MainStay Epoch U.S. All Cap Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	115,839	$3,052,323
Shares issued to shareholders in reinvestment of dividends and distributions	175,163	4,403,604
Shares redeemed	(165,570)	(4,289,490)

Net increase (decrease) in shares outstanding before conversion	125,432	3,166,437
Shares converted into Class A (See Note 1)	44,532	1,142,424
Shares converted from Class A (See Note 1)	(3,826)	(96,073)

Net increase (decrease)	166,138	$4,212,788

Year ended October 31, 2017:
Shares sold	232,207	$5,942,147
Shares issued to shareholders in reinvestment of dividends and distributions	39,393	944,655
Shares redeemed	(208,664)	(5,374,220)

Net increase (decrease) in shares outstanding before conversion	62,936	1,512,582
Shares converted into Class A (See Note 1)	225,189	6,032,255
Shares converted from Class A (See Note 1)	(9,948)	(255,225)

Net increase (decrease)	278,177	$7,289,612

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	35,003	$894,344
Shares issued to shareholders in reinvestment of dividends and distributions	54,430	1,340,073
Shares redeemed	(14,773)	(380,133)

Net increase (decrease) in shares outstanding before conversion	74,660	1,854,284
Shares converted into Investor Class (See Note 1)	9,105	226,579
Shares converted from Investor Class (See Note 1)	(43,019)	(1,080,918)

Net increase (decrease)	40,746	$999,945

Year ended October 31, 2017:
Shares sold	82,029	$2,077,795
Shares issued to shareholders in reinvestment of dividends and distributions	21,888	516,545
Shares redeemed	(56,311)	(1,409,760)

Net increase (decrease) in shares outstanding before conversion	47,606	1,184,580
Shares converted into Investor Class (See Note 1)	21,323	543,250
Shares converted from Investor Class (See Note 1)	(227,305)	(5,986,941)

Net increase (decrease)	(158,376)	$(4,259,111)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,883	$110,770
Shares issued to shareholders in reinvestment of dividends and distributions	27,708	587,137
Shares redeemed	(19,946)	(435,949)

Net increase (decrease) in shares outstanding before conversion	12,645	261,958
Shares converted from Class B (See Note 1)	(8,891)	(192,012)

Net increase (decrease)	3,754	$69,946

Year ended October 31, 2017:
Shares sold	22,897	$493,830
Shares issued to shareholders in reinvestment of dividends and distributions	7,046	147,336
Shares redeemed	(31,141)	(695,520)

Net increase (decrease) in shares outstanding before conversion	(1,198)	(54,354)
Shares converted from Class B (See Note 1)	(21,795)	(490,924)

Net increase (decrease)	(22,993)	$(545,278)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	18,864	$421,243
Shares issued to shareholders in reinvestment of dividends and distributions	29,126	617,478
Shares redeemed	(26,573)	(580,352)

Net increase (decrease)	21,417	$458,369

Year ended October 31, 2017:
Shares sold	42,823	$933,851
Shares issued to shareholders in reinvestment of dividends and distributions	6,499	135,956
Shares redeemed	(57,162)	(1,256,757)

Net increase (decrease)	(7,840)	$(186,950)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	581,028	$17,046,412
Shares issued to shareholders in reinvestment of dividends and distributions	3,023,067	85,099,311
Shares redeemed	(2,476,173)	(73,378,750)

Net increase (decrease) in shares outstanding before conversion	1,127,922	28,766,973
Shares converted from Class I (See Note 1)	(14,265,493)	(411,987,432)

Net increase (decrease)	(13,137,571)	$(383,220,459)

Year ended October 31, 2017:
Shares sold	2,813,391	$77,037,332
Shares issued to shareholders in reinvestment of dividends and distributions	1,104,331	29,220,594
Shares redeemed	(6,728,836)	(194,434,148)

Net increase (decrease) in shares outstanding before conversion	(2,811,114)	(88,176,222)
Shares converted into Class I (See Note 1)	5,551	157,585

Net increase (decrease)	(2,805,563)	$(88,018,637)

23

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	118,722	$3,325,536
Shares redeemed	(193,261)	(5,524,497)

Net increase (decrease) in shares outstanding before conversion	(74,539)	(2,198,961)
Shares converted into Class R6 (See Note 1)	14,265,493	411,987,432

Net increase (decrease)	14,190,954	$409,788,471

(a)	Inception date was February 28, 2018.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment

26	MainStay Epoch U.S. All Cap Fund

performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

28	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736840 MS126-18	MSEUAC10-06/18 (NYLIM) NL0A1

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/3/2009	–6.18 –0.72%	0.37 6.21%	8.50 9.74%	12.39 13.08%	1.07 1.07%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/16/2009	–6.27 –0.81	0.19 6.02	8.31 9.54	9.98 10.72	1.27 1.27
Class B Shares[2,4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/8/2017	–5.90 –1.15	–0.11 4.89	N/A N/A	–0.11 4.89	2.03 2.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/16/2009	–2.10 –1.15	4.24 5.24	8.74 8.74	9.92 9.92	2.03 2.03
Class I Shares	No Sales Charge		12/3/2008	–0.58	6.53	10.02	13.42	0.82
Class R1 Shares[2]	No Sales Charge		5/8/2017	–0.70	5.95	N/A	5.95	0.91
Class R2 Shares[2]	No Sales Charge		5/8/2017	–0.71	5.70	N/A	5.70	1.16
Class R3 Shares[2]	No Sales Charge		5/8/2017	–0.83	5.46	N/A	5.46	1.41
Class R6 Shares[2]	No Sales Charge		5/8/2017	–0.54	6.21	N/A	6.21	0.71

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	These share classes are the result of the reorganization of MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	1.94%	7.50%	10.52%	13.13%
U.S. Equity Yield Composite Index[6]	1.96	9.15	10.75	13.48
Morningstar Large Value Category Average[7]	2.72	9.43	10.01	12.64

5.	The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$992.80	$5.24	$1,019.50	$5.31	1.06%

Investor Class Shares	$1,000.00	$991.90	$6.07	$1,018.70	$6.16	1.23%

Class B Shares	$1,000.00	$988.50	$9.76	$1,015.00	$9.89	1.98%

Class C Shares	$1,000.00	$988.50	$9.76	$1,015.00	$9.89	1.98%

Class I Shares	$1,000.00	$994.20	$4.01	$1,020.80	$4.06	0.81%

Class R1 Shares	$1,000.00	$993.00	$4.50	$1,020.30	$4.56	0.91%

Class R2 Shares	$1,000.00	$992.90	$5.73	$1,019.00	$5.81	1.16%

Class R3 Shares	$1,000.00	$991.70	$6.96	$1,017.80	$7.05	1.41%

Class R6 Shares	$1,000.00	$994.60	$3.61	$1,021.20	$3.66	0.73%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Electric Utilities	9.4%
Multi-Utilities	7.2
Oil, Gas & Consumable Fuels	6.6
Semiconductors & Semiconductor Equipment	5.5
Aerospace & Defense	5.2
Insurance	5.2
Tobacco	4.5
Pharmaceuticals	4.3
Diversified Telecommunication Services	3.7
Banks	3.1
Household Products	3.0
Equity Real Estate Investment Trusts	2.9
Hotels, Restaurants & Leisure	2.9
Beverages	2.6
Commercial Services & Supplies	2.6
Capital Markets	2.5
Industrial Conglomerates	2.4
Electrical Equipment	2.2
Software	2.2
Biotechnology	2.1

Chemicals	1.9%
Communications Equipment	1.7
Food Products	1.7
IT Services	1.5
Wireless Telecommunication Services	1.4
Health Care Providers & Services	1.3
Food & Staples Retailing	1.0
Specialty Retail	1.0
Air Freight & Logistics	0.9
Containers & Packaging	0.8
Distributors	0.8
Technology Hardware, Storage & Peripherals	0.8
Health Care Equipment & Supplies	0.7
Metals & Mining	0.7
Household Durables	0.6
Automobiles	0.5
Media	0.5
Short-Term Investment	2.0
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Royal Dutch Shell PLC

2.	Duke Energy Corp.

3.	Ameren Corp.

4.	Arthur J. Gallagher & Co.

5.	Texas Instruments, Inc.

6.	Verizon Communications, Inc.

7.	Pfizer, Inc.

8.	Cisco Systems, Inc.

9.	3M Co.

10.	Microsoft Corp.

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned –0.72% for Class A shares, –0.81% for Investor Class shares and –1.15% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned –0.58%, Class R1 shares returned –0.70%, Class R2 shares returned –0.71%, Class R3 shares returned –0.83% and Class R6 shares returned –0.54%. For the six months ended April 30, 2018, all share classes underperformed the 1.94% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark; the 3.83% return of the Russell 1000® Index, which was the Fund’s secondary benchmark through April 30, 2018; the 1.96% return of the U.S. Equity Yield Composite Index,1 which is the Fund’s secondary benchmark effective May 1, 2018; and the 2.72% return of the Morningstar Large Value Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

On a relative basis, security selection was positive in the consumer discretionary, health care, industrials and telecommunication services sectors. Certain holdings in the consumer staples, real estate, utilities and materials sectors, however, detracted from the Fund’s relative performance. An overweight position relative to the Russell 1000® Value Index in the information technology sector and an underweight allocation relative to the Fund’s primary benchmark in real estate added to relative performance during the reporting period. Overweight allocations to the utilities, consumer staples and industrials sectors, along with underweight allocations to the energy and financials sectors detracted from the Fund’s performance relative to the Russell 1000® Value Index during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The sectors that provided the strongest contribution to the Fund’s relative performance were industrials, consumer discretionary and health care. (Contributions take weighitngs and total returns into account.) The weakest sectors were consumer staples, utilities and energy. The Fund’s cash position was also a modest drag on relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

The largest positive contributions to the Fund’s absolute performance came from aerospace & defense company Boeing and biopharmaceutical company AbbVie. Shares of Boeing moved higher after the company reported fourth-quarter revenue and profits that exceeded expectations. Boeing also offered an upbeat forecast for 2018. Shares of AbbVie rose on better-than-expected 2018 guidance, driven primarily by the change in the U.S. tax law.

Among the most substantial detractors from the Fund’s absolute performance were electric utility company PPL and tobacco company Philip Morris International. PPL’s shares came under pressure because of investors’ concerns over currency volatility related to Britain’s exit from the European Union. The U.K. political environment posed an additional risk because of a focus on the total price of electricity, which has risen significantly, and proposed regulatory changes that could impair PPL’s future profits. Philip Morris is a U.S.-domiciled international tobacco company and the manufacturer of the largest international brand, Marlboro. While investors have grown increasingly excited about next-generation products at Philip Morris, a challenging pricing environment in Russia weighed on traditional combustible cigarette results. Overall, combustible product growth has remained stable and profitability on next-generation products has continued to improve. The company has consistently generated attractive levels of free cash flow and has returned cash to shareholders through a significant and growing dividend.

Did the Fund make any significant purchases or sales during the reporting period?

New Fund positions during the reporting period included casino resort company Las Vegas Sands, utility holding company FirstEnergy, and metals company Reliance Steel & Aluminum. During the reporting period, the Fund exited its positions in media company Regal Entertainment Group and agricultural products and chemicals company Agrium.

Las Vegas Sands is the world’s largest developer, owner and operator of integrated casino resorts. The company generates cash through casino, hotel, mall, food and beverage, and other offerings. Cash flow growth drivers included increased customer visits and increased spending per customer visit, led by the company’s core Macao market. Las Vegas Sands is committed to maintaining a strong balance sheet and returning cash to owners, primarily through attractive and steadily increasing dividends supplemented by share repurchases.

1.	See footnote on page 6 for more information on this index. Effective May 1, 2018, the Fund changed its secondary benchmark from the Russell 1000® Index to the U.S. Equity Yield Composite Index. The Fund chose the U.S. Equity Yield Composite Index because the Fund believes that this index is more reflective of its current investment style than the Russell 1000® Index. For more information on this change, please refer to the supplement dated May 1, 2018.
2.	See footnote on page 6 for more information on the Morningstar Large Value Category Average.

9

FirstEnergy is a utility holding company that serves customers in Ohio, Pennsylvania, New Jersey, West Virginia and Maryland. The company generates most of its earnings and cash flows from regulated utility operations that are involved in the generation, transmission and distribution of electricity. FirstEnergy is in the process of exiting its unregulated generation businesses, while at the same time focusing on driving regulated growth with what we believe to be attractive investment opportunities such as transmission reliability improvement and grid modernization. FirstEnergy offers an attractive dividend and has had regulated earnings and cash flow growth in the mid-single digits. For these reasons, we believe that the company is well positioned to grow its dividends in the future.

Reliance Steel & Aluminum is the largest operator of metals service centers in the United States. The company converts raw steel into metals and products consisting of carbon steel, aluminum, stainless steel and alloys. Small metal shops and manufacturers typically lack the heft to purchase steel directly from steel mills, and often the size of their production runs does not justify investment in capital-intensive equipment and manufacturing processes. As a result, company’s like Reliance Steel & Aluminum play an important role in the industry and benefit from pricing power and economies of scale.

Agrium operates a global agricultural chemicals business with a unique business model that combines wholesale (the manufacture and sale of nitrogen, potash and phosphate fertilizers) and retail distribution of crop nutrients (made by Agrium and other producers), as well as chemicals and seeds. In late 2016, Agrium announced its intention to enter a merger of equals agreement with Potash. The transaction closed on January 2,

2018, and the Fund received shares of the newly formed company, Nutrien, as a result.

Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists Theaters brands. The company has the largest theater circuit in the United States, with over 7,000 screens. We exited our position in Regal following the announcement that the company had agreed to be acquired for cash by Cineworld Group.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process. During the reporting period, the Fund’s most significant allocation increases were in the consumer discretionary, energy and financials sectors. Over the same period, the Fund reduced exposure in the consumer staples, utilities and information technology sectors, among others.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund remained overweight relative to the Russell 1000® Value Index in the utilities, consumer staples, industrials and information technology sectors. As of the same date, the Fund maintained underweight allocations to financials, health care and energy. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Yield Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 5.2%
Boeing Co.	44,554	$14,861,432
General Dynamics Corp.	41,933	8,441,532
Lockheed Martin Corp.	49,271	15,808,108
Raytheon Co.	45,602	9,345,674
United Technologies Corp.	79,149	9,509,752

		57,966,498

Air Freight & Logistics 0.9%
United Parcel Service, Inc., Class B	85,963	9,756,801

Automobiles 0.5%
Daimler A.G., Sponsored ADR	299,300	5,879,749

Banks 3.1%
Commonwealth Bank of Australia, Sponsored ADR	100,640	5,430,031
M&T Bank Corp.	37,216	6,783,361
People’s United Financial, Inc.	417,763	7,640,885
U.S. Bancorp	186,604	9,414,172
Wells Fargo & Co.	109,027	5,665,043

		34,933,492

Beverages 2.6%
Coca-Cola Co.	137,856	5,956,758
Coca-Cola European Partners PLC	213,861	8,383,351
Molson Coors Brewing Co., Class B	99,068	7,057,604
PepsiCo., Inc.	78,625	7,936,408

		29,334,121

Biotechnology 2.1%
AbbVie, Inc.	154,105	14,878,838
Amgen, Inc.	47,175	8,231,094

		23,109,932

Capital Markets 2.5%
BlackRock, Inc.	26,732	13,940,738
CME Group, Inc.	86,487	13,637,270

		27,578,008

Chemicals 1.9%
DowDuPont, Inc.	222,247	14,054,900
Nutrien, Ltd.	145,719	6,634,586

		20,689,486

Commercial Services & Supplies 2.6%
Deluxe Corp.	110,599	7,580,456
Republic Services, Inc.	142,085	9,190,058
Waste Management, Inc.	144,670	11,760,224

		28,530,738

	Shares	Value
Communications Equipment 1.7%
♦Cisco Systems, Inc.	412,521	$18,270,555

Containers & Packaging 0.8%
Bemis Co., Inc.	215,957	9,344,459

Distributors 0.8%
Genuine Parts Co.	102,737	9,073,732

Diversified Telecommunication Services 3.7%
AT&T, Inc.	495,864	16,214,753
CenturyLink, Inc.	363,208	6,748,404
♦Verizon Communications, Inc.	376,877	18,598,880

		41,562,037

Electric Utilities 9.4%
American Electric Power Co., Inc.	175,072	12,251,539
♦Duke Energy Corp.	247,408	19,832,225
Entergy Corp.	200,756	16,379,682
Eversource Energy	191,846	11,558,721
FirstEnergy Corp.	243,214	8,366,562
Great Plains Energy, Inc.	229,586	7,514,350
Pinnacle West Capital Corp.	105,882	8,523,501
PPL Corp.	402,038	11,699,306
Southern Co.	181,886	8,388,582

		104,514,468

Electrical Equipment 2.2%
Eaton Corp. PLC	161,444	12,113,143
Emerson Electric Co.	192,370	12,775,292

		24,888,435

Equity Real Estate Investment Trusts 2.9%
Iron Mountain, Inc.	332,323	11,279,043
Public Storage	35,643	7,192,044
Welltower, Inc.	256,843	13,725,690

		32,196,777

Food & Staples Retailing 1.0%
Walmart, Inc.	122,655	10,850,061

Food Products 1.7%
Campbell Soup Co.	202,853	8,272,345
Kraft Heinz Co.	192,370	10,845,821

		19,118,166

Health Care Equipment & Supplies 0.7%
Medtronic PLC	94,350	7,560,266

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 1.3%
CVS Health Corp.	87,012	$6,076,048
UnitedHealth Group, Inc.	36,691	8,673,752

		14,749,800

Hotels, Restaurants & Leisure 2.9%
Brinker International, Inc.	171,403	7,471,457
Las Vegas Sands Corp.	180,843	13,261,217
McDonald’s Corp.	71,287	11,936,295

		32,668,969

Household Durables 0.6%
Leggett & Platt, Inc.	170,385	6,909,112

Household Products 3.0%
Colgate-Palmolive Co.	80,722	5,265,496
Kimberly-Clark Corp.	156,202	16,173,155
Procter & Gamble Co.	171,403	12,399,293

		33,837,944

Industrial Conglomerates 2.4%
♦3M Co.	93,826	18,238,836
Honeywell International, Inc.	59,231	8,569,541

		26,808,377

Insurance 5.2%
Allianz S.E., Sponsored ADR	469,131	11,099,639
♦Arthur J. Gallagher & Co.	277,809	19,443,852
Marsh & McLennan Cos., Inc.	100,640	8,202,160
MetLife, Inc.	253,959	12,106,226
Travelers Cos., Inc.	55,561	7,311,828

		58,163,705

IT Services 1.5%
Automatic Data Processing, Inc.	53,989	6,375,021
Paychex, Inc.	175,072	10,604,111

		16,979,132

Media 0.5%
Time Warner, Inc.	61,852	5,863,570

Metals & Mining 0.7%
Reliance Steel & Aluminum Co.	81,246	7,143,148

Multi-Utilities 7.2%
♦Ameren Corp.	332,323	19,480,774
Black Hills Corp.	131,042	7,427,461
CMS Energy Corp.	193,942	9,152,123
Dominion Energy, Inc.	178,217	11,862,123
NiSource, Inc.	316,074	7,709,045
Vectren Corp.	98,543	6,924,617
WEC Energy Group, Inc.	266,802	17,150,032

		79,706,175

	Shares	Value
Oil, Gas & Consumable Fuels 6.6%
Enterprise Products Partners, L.P.	547,233	$14,687,734
Exxon Mobil Corp.	156,726	12,185,446
Magellan Midstream Partners, L.P.	134,711	8,868,025
Occidental Petroleum Corp.	217,530	16,806,368
♦Royal Dutch Shell PLC, Class A, Sponsored ADR	304,018	21,250,858

		73,798,431

Pharmaceuticals 4.3%
Johnson & Johnson	129,994	16,442,941
Merck & Co., Inc.	215,433	12,682,541
♦Pfizer, Inc.	507,396	18,575,767

		47,701,249

Semiconductors & Semiconductor Equipment 5.5%
Analog Devices, Inc.	122,131	10,668,143
Intel Corp.	207,571	10,714,815
Maxim Integrated Products, Inc.	142,049	7,741,671
Microchip Technology, Inc.	72,335	6,051,546
QUALCOMM, Inc.	137,332	7,005,305
♦Texas Instruments, Inc.	187,128	18,980,393

		61,161,873

Software 2.2%
♦Microsoft Corp.	193,418	18,088,451
Oracle Corp.	128,421	5,864,987

		23,953,438

Specialty Retail 1.0%
Home Depot, Inc.	57,658	10,655,198

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	55,561	9,182,011

Tobacco 4.5%
Altria Group, Inc.	321,488	18,038,692
British American Tobacco PLC, Sponsored ADR	320,848	17,524,718
Philip Morris International, Inc.	178,217	14,613,794

		50,177,204

Wireless Telecommunication Services 1.4%
Vodafone Group PLC, Sponsored ADR	515,782	15,169,149

Total Common Stocks (Cost $1,062,351,703)		1,089,786,266

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.0%
Repurchase Agreement 2.0%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $22,288,270 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 5/31/22, with a Principal Amount of $23,330,000 and a Market Value of $22,736,438)	$22,287,812	$22,287,812

Total Short-Term Investment (Cost $22,287,812)		22,287,812

Total Investments (Cost $1,084,639,515)	99.9%	1,112,074,078
Other Assets, Less Liabilities	0.1	1,005,138
Net Assets	100.0%	$1,113,079,216

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,089,786,266	$—	$—	$1,089,786,266
Short-Term Investment
Repurchase Agreement	—	22,287,812	—	22,287,812

Total Investments in Securities	$1,089,786,266	$22,287,812	$—	$1,112,074,078

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,084,639,515)	$1,112,074,078
Receivables:
Dividends and interest	2,519,986
Fund shares sold	296,757
Other assets	123,091

Total assets	1,115,013,912

Liabilities
Payables:
Fund shares redeemed	787,525
Manager (See Note 3)	635,572
Transfer agent (See Note 3)	202,136
NYLIFE Distributors (See Note 3)	166,608
Shareholder communication	75,812
Professional fees	50,425
Custodian	6,220
Trustees	2,354
Accrued expenses	8,044

Total liabilities	1,934,696

Net assets	$1,113,079,216

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,739
Additional paid-in capital	1,066,897,092

1,066,968,831
Undistributed net investment income	712,785
Accumulated net realized gain (loss) on investments	17,963,037
Net unrealized appreciation (depreciation) on investments	27,434,563

Net assets	$1,113,079,216

Class A
Net assets applicable to outstanding shares	$410,206,821

Shares of beneficial interest outstanding	26,487,725

Net asset value per share outstanding	$15.49
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.39

Investor Class
Net assets applicable to outstanding shares	$105,383,372

Shares of beneficial interest outstanding	6,834,763

Net asset value per share outstanding	$15.42
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.32

Class B
Net assets applicable to outstanding shares	$22,416,485

Shares of beneficial interest outstanding	1,496,926

Net asset value and offering price per share outstanding	$14.98

Class C
Net assets applicable to outstanding shares	$45,950,939

Shares of beneficial interest outstanding	3,068,581

Net asset value and offering price per share outstanding	$14.97

Class I
Net assets applicable to outstanding shares	$320,518,186

Shares of beneficial interest outstanding	20,503,613

Net asset value and offering price per share outstanding	$15.63

Class R1
Net assets applicable to outstanding shares	$1,063,637

Shares of beneficial interest outstanding	68,053

Net asset value and offering price per share outstanding	$15.63

Class R2
Net assets applicable to outstanding shares	$5,211,874

Shares of beneficial interest outstanding	336,635

Net asset value and offering price per share outstanding	$15.48

Class R3
Net assets applicable to outstanding shares	$3,913,898

Shares of beneficial interest outstanding	252,802

Net asset value and offering price per share outstanding	$15.48

Class R6
Net assets applicable to outstanding shares	$198,414,004

Shares of beneficial interest outstanding	12,689,587

Net asset value and offering price per share outstanding	$15.64

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$18,129,121
Interest	72,204
Securities lending income	342
Other income	29,153

Total income	18,230,820

Expenses
Manager (See Note 3)	4,079,495
Distribution/Service—Class A (See Note 3)	538,831
Distribution/Service—Investor Class (See Note 3)	136,612
Distribution/Service—Class B (See Note 3)	123,972
Distribution/Service—Class C (See Note 3)	252,511
Distribution/Service—Class R2 (See Note 3)	6,866
Distribution/Service—Class R3 (See Note 3)	11,822
Transfer agent (See Note 3)	669,068
Registration	93,843
Shareholder communication	54,568
Professional fees	53,123
Trustees	13,673
Custodian	7,724
Shareholder service (See Note 3)	5,788
Miscellaneous	22,995

Total expenses before waiver/reimbursement	6,070,891
Expense waiver/reimbursement from Manager (See Note 3)	(44,301)

Net expenses	6,026,590

Net investment income (loss)	12,204,230

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,648,757
Net change in unrealized appreciation (depreciation) on investments	(36,760,585)

Net realized and unrealized gain (loss) on investments	(18,111,828)

Net increase (decrease) in net assets resulting from operations	$(5,907,598)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $159,639.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,204,230	$14,218,604
Net realized gain (loss) on investments	18,648,757	40,960,961
Net change in unrealized appreciation (depreciation) on investments	(36,760,585)	40,460,835

Net increase (decrease) in net assets resulting from operations	(5,907,598)	95,640,400

Dividends and distributions to shareholders:
From net investment income:
Class A	(4,379,211)	(4,292,903)
Investor Class	(1,044,273)	(1,332,590)
Class B	(143,168)	(158,119)
Class C	(293,318)	(392,426)
Class I	(5,426,994)	(7,245,593)
Class R1	(15,789)	(19,396)
Class R2	(53,141)	(93,902)
Class R3	(40,838)	(42,933)
Class R6	(1,148,289)	(8,927)

	(12,545,021)	(13,586,789)

From net realized gain on investments:
Class A	(14,785,426)	(136,877)
Investor Class	(3,907,754)	(10,793)
Class B	(917,273)	—
Class C	(1,868,811)	(40,260)
Class I	(19,600,906)	(279,635)
Class R1	(60,945)	—
Class R2	(189,693)	—
Class R3	(182,067)	—
Class R6	(25,440)	—

	(41,538,315)	(467,565)

Total dividends and distributions to shareholders	(54,083,336)	(14,054,354)

Capital share transactions:
Net proceeds from sale of shares	84,301,081	139,840,730
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Equity Fund	—	418,269,680
Net asset value of shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	—	864,994,924
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	52,915,919	13,699,808
Cost of shares redeemed	(195,042,261)	(389,469,140)

Increase (decrease) in net assets derived from capital share transactions	(57,825,261)	1,047,336,002

Net increase (decrease) in net assets	(117,816,195)	1,128,922,048

	2018	2017
Net Assets
Beginning of period	1,230,895,411	101,973,363

End of period	$1,113,079,216	$1,230,895,411

Undistributed net investment income at end of period	$712,785	$1,053,576

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.31		$14.23	$14.06		$14.55	$13.57	$13.56

Net investment income (loss) (a)	0.16		0.31	0.29		0.33	0.28	0.26
Net realized and unrealized gain (loss) on investments	(0.25)		2.13	0.69		(0.04)	1.66	2.53

Total from investment operations	(0.09)		2.44	0.98		0.29	1.94	2.79

Less dividends and distributions:
From net investment income	(0.17)		(0.30)	(0.26)		(0.33)	(0.39)	(0.10)
From net realized gain on investments	(0.56)		(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.73)		(0.36)	(0.81)		(0.78)	(0.96)	(2.78)

Net asset value at end of period	$15.49		$16.31	$14.23		$14.06	$14.55	$13.57

Total investment return (b)	(0.72%)		17.34%	7.43%		2.06%	15.14%	25.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	% ††	1.92%	2.04	%(c)	2.36%	2.05%	2.07%
Net expenses	1.06	% ††	1.08%	1.16	%(d)	1.24%	1.26%	1.32%
Expenses (before waiver/reimbursement)	1.06	% ††	1.08%	1.33%		1.76%	1.63%	2.03%
Portfolio turnover rate	7%		28%	14%		19%	16%	39%
Net assets at end of period (in 000’s)	$410,207		$435,116	$26,701		$12,473	$10,219	$7,272

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.03%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.17%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.24		$14.17	$14.01		$14.50	$13.52	$13.54

Net investment income (loss) (a)	0.15		0.30	0.27		0.32	0.25	0.25
Net realized and unrealized gain (loss) on investments	(0.26)		2.10	0.68		(0.05)	1.65	2.53

Total from investment operations	(0.11)		2.40	0.95		0.27	1.90	2.78

Less dividends and distributions:
From net investment income	(0.15)		(0.27)	(0.24)		(0.31)	(0.35)	(0.12)
From net realized gain on investments	(0.56)		(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.71)		(0.33)	(0.79)		(0.76)	(0.92)	(2.80)

Net asset value at end of period	$15.42		$16.24	$14.17		$14.01	$14.50	$13.52

Total investment return (b)	(0.81%)		17.12%	7.30%		1.86%	14.86%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	% ††	1.89%	1.92	%(c)	2.26%	1.85%	2.05%
Net expenses	1.23	% ††	1.28%	1.34	%(d)	1.35%	1.46%	1.47%
Expenses (before waiver/reimbursement)	1.28	% ††	1.28%	1.51%		1.87%	1.83%	2.18%
Portfolio turnover rate	7%		28%	14%		19%	16%	39%
Net assets at end of period (in 000’s)	$105,383		$114,150	$2,861		$1,869	$1,610	$1,193

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.91%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.35%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Class B	Six months ended April 30, 2018*		May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$15.79		$14.97

Net investment income (loss) (a)	0.09		0.07
Net realized and unrealized gain (loss) on investments	(0.25)		0.84

Total from investment operations	(0.16)		0.91

Less dividends and distributions:
From net investment income	(0.09)		(0.09)
From net realized gain on investments	(0.56)		—

Total dividends and distributions	(0.65)		(0.09)

Net asset value at end of period	$14.98		$15.79

Total investment return (b)	(1.15%)		6.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	% ††	0.98%††
Net expenses	1.98	% ††	2.04%††
Expenses (before waiver/reimbursement)	2.03	% ††	2.04%††
Portfolio turnover rate	7%		28%
Net assets at end of period (in 000’s)	$22,416		$26,167

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$15.79		$13.80	$13.66		$14.16	$13.18	$13.34

Net investment income (loss) (a)	0.09		0.16	0.15		0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	(0.26)		2.06	0.69		(0.04)	1.62	2.47

Total from investment operations	(0.17)		2.22	0.84		0.16	1.77	2.62

Less dividends and distributions:
From net investment income	(0.09)		(0.17)	(0.15)		(0.21)	(0.22)	(0.10)
From net realized gain on investments	(0.56)		(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.65)		(0.23)	(0.70)		(0.66)	(0.79)	(2.78)

Net asset value at end of period	$14.97		$15.79	$13.80		$13.66	$14.16	$13.18

Total investment return (b)	(1.15%)		16.20%	6.55%		1.13%	14.08%	24.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.10	% ††	1.06%	1.09	%(c)	1.45%	1.10%	1.24%
Net expenses	1.98	% ††	2.04%	2.07	%(d)	2.10%	2.21%	2.22%
Expenses (before waiver/reimbursement)	2.03	% ††	2.04%	2.24%		2.62%	2.58%	2.93%
Portfolio turnover rate	7%		28%	14%		19%	16%	39%
Net assets at end of period (in 000’s)	$45,951		$54,550	$8,416		$3,762	$2,612	$1,280

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.08%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.08%.

18	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$16.46		$14.35	$14.17		$14.67	$13.68	$13.62

Net investment income (loss) (a)	0.19		0.37	0.31		0.38	0.32	0.39
Net realized and unrealized gain (loss) on investments	(0.27)		2.13	0.72		(0.07)	1.67	2.45

Total from investment operations	(0.08)		2.50	1.03		0.31	1.99	2.84

Less dividends and distributions:
From net investment income	(0.19)		(0.33)	(0.30)		(0.36)	(0.43)	(0.10)
From net realized gain on investments	(0.56)		(0.06)	(0.55)		(0.45)	(0.57)	(2.68)

Total dividends and distributions	(0.75)		(0.39)	(0.85)		(0.81)	(1.00)	(2.78)

Net asset value at end of period	$15.63		$16.46	$14.35		$14.17	$14.67	$13.68

Total investment return (b)	(0.58%)		17.66%	7.76%		2.23%	15.42%	26.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35	% ††	2.31%	2.18	%(c)	2.67%	2.32%	3.15%
Net expenses	0.81	% ††	0.83%	0.87	%(d)	0.99%	1.01%	1.07%
Expenses (before waiver/reimbursement)	0.81	% ††	0.83%	1.04%		1.51%	1.38%	1.78%
Portfolio turnover rate	7%		28%	14%		19%	16%	39%
Net assets at end of period (in 000’s)	$320,518		$587,427	$63,995		$6,496	$7,618	$7,892

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.16%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.89%.

Class R1	Six months ended April 30, 2018*		May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.45		$15.59

Net investment income (loss) (a)	0.18		0.17
Net realized and unrealized gain (loss) on investments	(0.26)		0.86

Total from investment operations	(0.08)		1.03

Less dividends and distributions:
From net investment income	(0.18)		(0.17)
From net realized gain on investments	(0.56)		—

Total dividends and distributions	(0.74)		(0.17)

Net asset value at end of period	$15.63		$16.45

Total investment return (b)	(0.70%)		6.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.27	% ††	2.15%††
Net expenses	0.91	% ††	0.92%††
Portfolio turnover rate	7%		28%
Net assets at end of period (in 000’s)	$1,064		$1,835

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2018*		May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.30		$15.46

Net investment income (loss) (a)	0.15		0.15
Net realized and unrealized gain (loss) on investments	(0.25)		0.84

Total from investment operations	(0.10)		0.99

Less dividends and distributions:
From net investment income	(0.16)		(0.15)
From net realized gain on investments	(0.56)		—

Total dividends and distributions	(0.72)		(0.15)

Net asset value at end of period	$15.48		$16.30

Total investment return (b)	(0.71%)		6.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	% ††	1.85%††
Net expenses	1.16	% ††	1.17%††
Portfolio turnover rate	7%		28%
Net assets at end of period (in 000’s)	$5,212		$5,506

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Six months ended April 30, 2018*		May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.30		$15.46

Net investment income (loss) (a)	0.14		0.12
Net realized and unrealized gain (loss) on investments	(0.26)		0.86

Total from investment operations	(0.12)		0.98

Less dividends and distributions:
From net investment income	(0.14)		(0.14)
From net realized gain on investments	(0.56)		—

Total dividends and distributions	(0.70)		(0.14)

Net asset value at end of period	$15.48		$16.30

Total investment return (b)	(0.83%)		6.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72	% ††	1.55%††
Net expenses	1.41	% ††	1.42%††
Portfolio turnover rate	7%		28%
Net assets at end of period (in 000’s)	$3,914		$5,422

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2018*		May 8, 2017** through October 31, 2017
Net asset value at beginning of period	$16.46		$15.59

Net investment income (loss) (a)	0.13		0.23
Net realized and unrealized gain (loss) on investments	(0.20)		0.82

Total from investment operations	(0.07)		1.05

Less dividends and distributions:
From net investment income	(0.19)		(0.18)
From net realized gain on investments	(0.56)		—

Total dividends and distributions	(0.75)		(0.18)

Net asset value at end of period	$15.64		$16.46

Total investment return (b)	(0.54%)		6.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	% ††	2.94%††
Net expenses	0.73	% ††	0.72%††
Portfolio turnover rate	7%		28%
Net assets at end of period (in 000’s)	$198,414		$723

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class B, Class R1, Class R2, Class R3 and Class R6 shares were registered for sale effective as of February 16, 2017 but were not offered for sale until May 8, 2017. Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares under distribution plans pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under a distribution plan for Class R1, Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

22	MainStay Epoch U.S. Equity Yield Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at

23

Notes to Financial Statements (Unaudited) (continued)

the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

24	MainStay Epoch U.S. Equity Yield Fund

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% in excess of $2 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.14% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. These agreements will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $4,079,495 and waived its fees and/or reimbursed expenses in the amount of $44,301.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-

25

Notes to Financial Statements (Unaudited) (continued)

owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$677
Class R2	2,747
Class R3	2,364

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $20,474 and $11,918, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $273, $10,225 and $895, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended

April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$182,021
Investor Class	163,386
Class B	36,993
Class C	75,369
Class I	206,420
Class R1	569
Class R2	2,319
Class R3	1,991

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,085,064,777	$91,963,821	$(64,954,520)	$27,009,301

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$13,586,789
Long-Term Capital Gain	467,565
Total	$14,054,354

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

26	MainStay Epoch U.S. Equity Yield Fund

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $85,801 and $181,209, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	827,531	$13,339,900
Shares issued to shareholders in reinvestment of dividends and distributions	1,171,939	18,820,774
Shares redeemed	(2,621,083)	(42,353,798)

Net increase (decrease) in shares outstanding before conversion	(621,613)	(10,193,124)
Shares converted into Class A (See Note 1)	588,603	9,523,963
Shares converted from Class A (See Note 1)	(158,531)	(2,461,623)

Net increase (decrease)	(191,541)	$(3,130,784)

Year ended October 31, 2017:
Shares sold	1,679,382	$25,630,670
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	1,933,621	29,884,882
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	19,191,116	296,606,370
Shares issued to shareholders in reinvestment of dividends and distributions	273,531	4,297,330
Shares redeemed	(2,528,859)	(39,884,006)

Net increase (decrease) in shares outstanding before conversion	20,548,791	316,535,246
Shares converted into Class A (See Note 1)	4,485,043	72,191,334
Shares converted from Class A (See Note 1)	(230,675)	(3,495,425)

Net increase (decrease)	24,803,159	$385,231,155

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	170,458	$2,730,631
Shares issued to shareholders in reinvestment of dividends and distributions	308,024	4,930,108
Shares redeemed	(326,785)	(5,239,252)

Net increase (decrease) in shares outstanding before conversion	151,697	2,421,487
Shares converted into Investor Class (See Note 1)	195,632	3,042,259
Shares converted from Investor Class (See Note 1)	(541,878)	(8,732,212)

Net increase (decrease)	(194,549)	$(3,268,466)

Year ended October 31, 2017:
Shares sold	226,866	$3,519,355
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	842,007	12,958,411
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	10,496,828	161,545,132
Shares issued to shareholders in reinvestment of dividends and distributions	85,613	1,338,949
Shares redeemed	(445,182)	(6,992,175)

Net increase (decrease) in shares outstanding before conversion	11,206,132	172,369,672
Shares converted into Investor Class (See Note 1)	90,523	1,435,122
Shares converted from Investor Class (See Note 1)	(4,469,197)	(71,584,878)

Net increase (decrease)	6,827,458	$102,219,916

27

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	17,402	$271,925
Shares issued to shareholders in reinvestment of dividends and distributions	67,143	1,046,124
Shares redeemed	(156,660)	(2,429,491)

Net increase (decrease) in shares outstanding before conversion	(72,115)	(1,111,442)
Shares converted from Class B (See Note 1)	(88,186)	(1,372,387)

Net increase (decrease)	(160,301)	$(2,483,829)

Period ended October 31, 2017 (a):
Shares sold	16,336	$251,094
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	1,846,994	27,657,252
Shares issued to shareholders in reinvestment of dividends and distributions	10,228	156,002
Shares redeemed	(118,325)	(1,814,509)

Net increase (decrease) in shares outstanding before conversion	1,755,233	26,249,839
Shares converted from Class B (See Note 1)	(98,006)	(1,509,787)

Net increase (decrease)	1,657,227	$24,740,052

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	70,463	$1,098,891
Shares issued to shareholders in reinvestment of dividends and distributions	123,408	1,922,669
Shares redeemed	(580,254)	(9,066,766)

Net increase (decrease)	(386,383)	$(6,045,206)

Year ended October 31, 2017:
Shares sold	224,059	$3,274,845
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	545,689	8,171,258
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	3,063,639	45,875,542
Shares issued to shareholders in reinvestment of dividends and distributions	25,909	389,440
Shares redeemed	(1,013,419)	(15,404,074)

Net increase (decrease) in shares outstanding before conversion	2,845,877	42,307,011
Shares converted from Class C (See Note 1)	(907)	(13,764)

Net increase (decrease)	2,844,970	$(42,293,247)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,861,197	$46,162,124
Shares issued to shareholders in reinvestment of dividends and distributions	1,509,931	24,502,277
Shares redeemed	(8,143,633)	(131,064,466)

Net increase (decrease) in shares outstanding before conversion	(3,772,505)	(60,400,065)
Shares converted from Class I (See Note 1)	(11,417,875)	(182,571,817)

Net increase (decrease)	(15,190,380)	$(242,971,882)

Year ended October 31, 2017:
Shares sold	6,817,502	$106,185,456
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	23,166,556	361,210,628
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	20,135,033	313,943,418
Shares issued to shareholders in reinvestment of dividends and distributions	465,729	7,354,138
Shares redeemed	(19,545,647)	(311,351,610)

Net increase (decrease) in shares outstanding before conversion	31,039,173	477,342,030
Shares converted into Class I (See Note 1)	196,546	2,977,398

Net increase (decrease)	31,235,719	$480,319,428

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,217	$68,158
Shares issued to shareholders in reinvestment of dividends and distributions	4,712	76,479
Shares redeemed	(52,394)	(858,158)

Net increase (decrease)	(43,465)	$(713,521)

Period ended October 31, 2017 (a):
Shares sold	5,251	$83,633
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	53,127	828,351
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	119,450	1,862,448
Shares issued to shareholders in reinvestment of dividends and distributions	1,214	19,330
Shares redeemed	(67,524)	(1,061,171)

Net increase (decrease)	111,518	$1,732,591

28	MainStay Epoch U.S. Equity Yield Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	13,536	$217,831
Shares issued to shareholders in reinvestment of dividends and distributions	14,962	240,332
Shares redeemed	(29,567)	(471,235)

Net increase (decrease)	(1,069)	$(13,072)

Period ended October 31, 2017 (a):
Shares sold	17,926	$284,051
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	187,838	2,903,108
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	513,177	7,931,357
Shares issued to shareholders in reinvestment of dividends and distributions	5,915	93,344
Shares redeemed	(387,152)	(6,251,209)

Net increase (decrease)	337,704	$4,960,651

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	19,792	$320,861
Shares issued to shareholders in reinvestment of dividends and distributions	12,648	203,427
Shares redeemed	(112,205)	(1,797,110)

Net increase (decrease)	(79,765)	$(1,272,822)

Period ended October 31, 2017 (a):
Shares sold	36,367	$579,466
Shares issued in connection with the acquisition of MainStay ICAP Equity Fund	149,659	2,313,042
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	171,756	2,654,562
Shares issued to shareholders in reinvestment of dividends and distributions	2,682	42,348
Shares redeemed	(27,897)	(439,571)

Net increase (decrease)	332,567	$5,149,847

Class R6	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,263,205	$20,090,760
Shares issued to shareholders in reinvestment of dividends and distributions	74,831	1,173,729
Shares redeemed	(110,230)	(1,761,985)

Net increase (decrease) in shares outstanding before conversion	1,227,806	19,502,504
Shares converted into Class R6 (See Note 1)	11,417,875	182,571,817

Net increase (decrease)	12,645,681	$202,074,321

Period ended October 31, 2017 (a):
Shares sold	1,965	$32,160
Shares issued in connection with the acquisition of MainStay ICAP Select Equity Fund	443,746	6,918,843
Shares issued to shareholders in reinvestment of dividends and distributions	561	8,927
Shares redeemed	(402,366)	(6,270,815)

Net increase (decrease)	43,906	$689,115

(a)	Inception date was May 8, 2017.

Note 10–Fund Acquisitions

MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund

At special meetings held on January 3 and 6, 2017, the Board approved certain changes to the MainStay ICAP Equity Fund (“Equity Fund”) and MainStay ICAP Select Equity Fund (“Select Equity Fund,” and together with the Equity Fund, the “ICAP Funds”). Among other related proposals, the Board approved: (i) Agreements and Plans of Reorganization with respect to the Equity Fund and the Select Equity Fund, which provides for the reorganization of the ICAP Funds into the Fund; and (ii) the appointment of Epoch Investment Partners, Inc. to manage the ICAP Funds’ assets on an interim basis, and the related interim subadvisory agreement. New York Life Investments reimbursed the ICAP Funds for transition costs of approximately $130,615 incurred, associated with the repositioning of the portion of the ICAP Funds previously subadvised by Institutional Capital LLC. The Board also approved an amended management fee schedule for the Fund to include additional breakpoints that was effective upon the completion of the Reorganizations. The Reorganization was completed on May 8, 2017. The aggregate net assets of the Fund immediately before the acquisition were $158,433,650 and the combined net assets after the acquisition were $1,441,698,254.

29

Notes to Financial Statements (Unaudited) (continued)

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization			After Reorganization
	MainStay ICAP Equity Fund	MainStay ICAP Select Equity Fund	MainStay Epoch U.S. Equity Yield Fund	MainStay Epoch U.S. Equity Yield Fund
Net Assets:
Class A	$29,884,882	$296,606,370	$34,530,311	$361,021,563
Investor Class	12,958,411	161,545,132	3,900,096	178,403,639
Class B	—	27,657,252	—	27,657,252
Class C	8,171,258	45,875,542	9,822,594	63,869,394
Class I	361,210,628	313,943,418	110,180,649	785,334,695
Class R1	828,351	1,862,448	—	2,690,799
Class R2	2,903,108	7,931,357	—	10,834,465
Class R3	2,313,042	2,654,562	—	4,967,604
Class R6	—	6,918,843	—	6,918,843
Shares Outstanding:
Class A	839,965	9,382,556	2,234,197	23,358,933
Investor Class	365,040	5,111,973	253,420	11,592,255
Class B	—	891,370	—	1,846,994
Class C	235,107	1,479,207	655,969	4,265,298
Class I	10,127,601	9,913,340	7,066,552	50,368,141
Class R1	23,200	58,696	—	172,577
Class R2	81,561	250,765	—	701,015
Class R3	65,199	84,063	—	321,415
Class R6	—	218,499	—	443,746
Net unrealized appreciation/(depreciation)	10,372,238	9,242,427	12,363,506	31,978,171
Undistributed net investment income	(1,261,207)	(4,033,973)	290,242	290,242
Accumulated net realized gain/(loss)	1,752,850	5,003,289	2,540,349	2,540,349

Assuming the acquisition of the ICAP Funds had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, were as follows:

Net investment income	$26,884,315
Net gain on investments	385,869,143
Net increase in net assets resulting from operations	$412,753,458

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the ICAP Funds that have been included in the Fund’s Statement of Operations since May 8, 2017.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from ICAP Funds, in the amount of $1,242,681,514, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch U.S. Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

31

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance compared favorably relative to the Fund’s benchmark index and peer funds and considered its discussions with representatives from New York Life Investments regarding the Fund’s recent underperformance relative to the Fund’s benchmark index and peer funds. The Board further noted recent management team changes at Epoch.

32	MainStay Epoch U.S. Equity Yield Fund

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

33

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a reduction in the management fee paid by the Fund in connection with the completion of the mergers of the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund into the Fund, effective May 8, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life

Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

34	MainStay Epoch U.S. Equity Yield Fund

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Epoch U.S. Equity Yield Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736843 MS126-18	MSEUE10-06/18 (NYLIM) NL0F1

MainStay Epoch U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–3.64 1.97%	0.55 6.40%	8.58 9.82%	8.92 9.54%	1.24 1.24%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.77 1.83	0.31 6.14	8.29 9.52	8.65 9.26	1.50 1.50
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–3.19 1.43	0.51 5.30	8.42 8.71	8.46 8.46	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/30/2002	0.54 1.46	4.35 5.30	8.70 8.70	8.46 8.46	2.25 2.25
Class I Shares	No Sales Charge		1/12/1987	2.08	6.68	10.09	9.84	0.99
Class R1 Shares	No Sales Charge		7/31/2012	2.02	6.56	9.99	12.63	1.09
Class R2 Shares	No Sales Charge		7/31/2012	1.91	6.29	9.71	12.35	1.34
Class R3 Shares	No Sales Charge		2/29/2016	1.78	6.05	15.14	15.14	1.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[4]	3.63%	11.72%	11.53%	9.73%
Morningstar Small Blend Category Average[5]	1.86	8.96	10.54	8.76

4.	The Russell 2500TM Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range.
Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,019.70	$6.16	$1,018.70	$6.16	1.23%

Investor Class Shares	$1,000.00	$1,018.30	$7.46	$1,017.40	$7.45	1.49%

Class B Shares	$1,000.00	$1,014.30	$11.19	$1,013.70	$11.18	2.24%

Class C Shares	$1,000.00	$1,014.60	$11.19	$1,013.70	$11.18	2.24%

Class I Shares	$1,000.00	$1,020.80	$4.91	$1,019.90	$4.91	0.98%

Class R1 Shares	$1,000.00	$1,020.20	$5.41	$1,019.40	$5.41	1.08%

Class R2 Shares	$1,000.00	$1,019.10	$6.66	$1,018.20	$6.66	1.33%

Class R3 Shares	$1,000.00	$1,017.80	$7.90	$1,017.00	$7.90	1.58%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Banks	11.2%
Hotels, Restaurants & Leisure	9.9
Machinery	6.9
Semiconductors & Semiconductor Equipment	5.3
Capital Markets	5.2
Commercial Services & Supplies	4.9
Energy Equipment & Services	4.8
Health Care Providers & Services	4.7
Auto Components	3.4
Equity Real Estate Investment Trusts	3.4
Life Sciences Tools & Services	3.2
Building Products	2.5
Health Care Equipment & Supplies	2.2
Metals & Mining	2.2
Construction Materials	2.1
Internet Software & Services	2.0
Road & Rail	2.0
Household Durables	1.8
Real Estate Management & Development	1.8

Software	1.8%
Aerospace & Defense	1.6
Electronic Equipment, Instruments & Components	1.6
Leisure Products	1.6
Textiles, Apparel & Luxury Goods	1.5
Chemicals	1.4
Food Products	1.4
IT Services	1.3
Household Products	1.2
Pharmaceuticals	1.2
Consumer Finance	1.0
Thrifts & Mortgage Finance	1.0
Communications Equipment	0.9
Internet & Direct Marketing Retail	0.8
Short-Term Investment	1.9
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Texas Capital Bancshares, Inc.

2.	Bank of Hawaii Corp.

3.	Compass Minerals International, Inc.

4.	Oil States International, Inc.

5.	Papa John’s International, Inc.
6.	Summit Materials, Inc., Class A

7.	Casella Waste Systems, Inc., Class A

8.	Woodward, Inc.

9.	JELD-WEN Holding, Inc.

10.	Cedar Fair, L.P.

8	MainStay Epoch U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David N. Pearl, Michael A. Welhoelter, CFA, Michael Caputo and Justin Howell of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Epoch U.S. Small Cap Fund returned 1.97% for Class A shares, 1.83% for Investor Class shares, 1.43% for Class B shares and 1.46% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.08%, Class R1 shares returned 2.02%, Class R2 shares returned 1.91% and Class R3 shares returned 1.78%. For the six months ended April 30, 2018, all share classes underperformed the 3.63% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class, Class B, Class C and Class R3 shares underperformed—the 1.86% return of the Morningstar Small Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, Justin Howell was added as a portfolio manager of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

While security selection was positive in the consumer discretionary, energy, health care and real estate sectors, stock selection in other sectors more than offset that advantage. Certain holdings in the consumer staples, industrials and information technology sectors, among others, detracted from relative performance. Seven of eleven sectors posted positive returns for the reporting period. Against this backdrop, the Fund’s underweight positions relative to the Russell 2500™ Index in energy and information technology—two of the best-performing sectors during the reporting period—also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Gaming company Eldorado Resorts, energy equipment & services company Oil States International and health care services company Encompass Health provided the largest positive contributions to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Over the same period, food products company Treehouse Foods, building products company JELD-WEN Holding, and food products company B&G Foods were the largest detractors from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several new purchases during the reporting period, including positions in restaurant franchise company Papa John’s International, Internet-based mailing and shipping company Stamps.com, home builder LGI Homes, and biotechnology and diagnostic brands company Bio-Techne Corporation.

The Fund also exited several positions during the reporting period. Among them were banking company LegacyTexas Financial, road & rail company AMERCO, health care supplies conglomerate Patterson Companies, and building products company Insteel Industries.

How did the Fund’s sector weightings change during the reporting period?

Notable changes included an increase in consumer discretionary, which was offset by minor increases and decreases in other sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight sector positions relative to the Russell 2500™ Index in consumer discretionary, consumer staples, financials, health care and industrials. As of the same date, the Fund held underweight positions relative to its benchmark in energy, information technology, materials, real estate, telecommunication services and utilities.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on the Morningstar Small Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 97.8%†
Aerospace & Defense 1.6%
Hexcel Corp.	141,684	$9,417,735

Auto Components 3.4%
Dorman Products, Inc. (a)	138,604	8,906,693
LCI Industries	112,060	10,679,318

		19,586,011

Banks 11.2%
♦Bank of Hawaii Corp.	172,430	14,520,330
Bank of The Ozarks, Inc.	177,796	8,320,853
Eagle Bancorp, Inc. (a)	182,024	10,684,809
Horizon Bancorp	259,307	7,457,669
♦Texas Capital Bancshares, Inc. (a)	153,597	15,152,344
Western Alliance Bancorp (a)	146,330	8,630,544

		64,766,549

Building Products 2.5%
American Woodmark Corp. (a)	34,721	2,854,066
♦JELD-WEN Holding, Inc. (a)	406,456	11,425,478

		14,279,544

Capital Markets 5.2%
Artisan Partners Asset Management, Inc., Class A	190,099	6,111,683
Diamond Hill Investment Group, Inc.	45,608	8,912,715
Morningstar, Inc.	99,456	10,798,933
Pzena Investment Management, Inc., Class A	505,778	4,430,615

		30,253,946

Chemicals 1.4%
Valvoline, Inc.	403,905	8,191,193

Commercial Services & Supplies 4.9%
♦Casella Waste Systems, Inc., Class A (a)	481,783	11,808,501
Knoll, Inc.	340,436	6,492,115
U.S. Ecology, Inc.	194,008	10,340,626

		28,641,242

Communications Equipment 0.9%
Harmonic, Inc. (a)	1,361,504	4,969,490

Construction Materials 2.1%
♦Summit Materials, Inc., Class A (a)	425,091	11,962,061

Consumer Finance 1.0%
Credit Acceptance Corp. (a)	17,619	5,829,070

Electronic Equipment, Instruments & Components 1.6%
Coherent, Inc. (a)	54,777	9,214,587

	Shares	Value
Energy Equipment & Services 4.8%
Core Laboratories N.V.	65,323	$7,998,801
Newpark Resources, Inc. (a)	699,473	7,344,466
♦Oil States International, Inc. (a)	343,989	12,366,405

		27,709,672

Equity Real Estate Investment Trusts 3.4%
CubeSmart	234,222	6,895,496
GEO Group, Inc.	450,829	10,143,652
Physicians Realty Trust	188,685	2,818,954

		19,858,102

Food Products 1.4%
B&G Foods, Inc. (b)	369,380	8,403,395

Health Care Equipment & Supplies 2.2%
CONMED Corp.	10,209	663,891
LeMaitre Vascular, Inc.	265,591	8,352,837
LivaNova PLC (a)	43,796	3,888,209

		12,904,937

Health Care Providers & Services 4.7%
Encompass Health Corp.	168,405	10,242,392
Molina Healthcare, Inc. (a)	90,824	7,561,098
Universal Health Services, Inc., Class B	85,762	9,794,020

		27,597,510

Hotels, Restaurants & Leisure 9.9%
♦Cedar Fair, L.P.	168,114	11,388,042
Cheesecake Factory, Inc.	184,660	9,593,087
Eldorado Resorts, Inc. (a)	222,902	9,027,531
Extended Stay America, Inc.	521,482	10,210,618
♦Papa John’s International, Inc. (b)	195,653	12,130,486
Red Rock Resorts, Inc., Class A	169,113	5,105,521

		57,455,285

Household Durables 1.8%
LGI Homes, Inc. (a)	153,794	10,642,545

Household Products 1.2%
Central Garden & Pet Co., Class A (a)	200,285	7,110,118

Internet & Direct Marketing Retail 0.8%
TripAdvisor, Inc. (a)	117,017	4,378,776

Internet Software & Services 2.0%
Stamps.com, Inc. (a)	49,870	11,357,893

IT Services 1.3%
Sabre Corp.	379,469	7,832,240

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Leisure Products 1.6%
Brunswick Corp.	158,502	$9,491,100

Life Sciences Tools & Services 3.2%
Bio-Rad Laboratories, Inc., Class A (a)	19,304	4,897,618
Bio-Techne Corp.	67,873	10,242,714
Bruker Corp.	107,398	3,171,463

		18,311,795

Machinery 6.9%
Alamo Group, Inc.	57,638	6,309,632
John Bean Technologies Corp.	96,121	10,357,038
Kadant, Inc.	69,246	6,387,943
Timken Co.	133,392	5,702,508
♦Woodward, Inc.	159,090	11,444,935

		40,202,056

Metals & Mining 2.2%
♦Compass Minerals International, Inc.	191,065	12,858,675

Pharmaceuticals 1.2%
Jazz Pharmaceuticals PLC (a)	47,248	7,183,586

Real Estate Management & Development 1.8%
Howard Hughes Corp. (a)	75,380	10,198,914

Road & Rail 2.0%
Genesee & Wyoming, Inc., Class A (a)	159,679	11,369,145

Semiconductors & Semiconductor Equipment 5.3%
Advanced Energy Industries, Inc. (a)	47,502	2,828,744
Cypress Semiconductor Corp.	255,745	3,728,762
Ichor Holdings, Ltd. (a)	116,623	2,577,368
Inphi Corp. (a)	389,192	11,123,107
Marvell Technology Group, Ltd.	200,686	4,025,761
Universal Display Corp.	76,869	6,768,316

		31,052,058

Software 1.8%
PTC, Inc. (a)	66,957	5,513,909
QAD, Inc., Class A	109,264	4,905,954

		10,419,863

Textiles, Apparel & Luxury Goods 1.5%
Carter’s, Inc.	89,648	8,993,487

Thrifts & Mortgage Finance 1.0%
Hingham Institution For Savings	28,858	5,887,032

Total Common Stocks (Cost $500,245,904)		568,329,612

	Principal Amount	Value
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $10,869,015 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $11,525,000 and a Market Value of $11,089,217)	$10,868,792	$10,868,792

Total Short-Term Investment (Cost $10,868,792)		10,868,792

Total Investments (Cost $511,114,696)	99.7%	579,198,404
Other Assets, Less Liabilities	0.3	1,535,352
Net Assets	100.0%	$580,733,756

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $15,363,283 and the Fund received non-cash collateral in the amount of $15,767,025. (See Note 2(H)).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$568,329,612	$—	$—	$568,329,612
Short-Term Investment
Repurchase Agreement	—	10,868,792	—	10,868,792

Total Investments in Securities	$568,329,612	$10,868,792	$—	$579,198,404

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $511,114,696) including securities on loan of $15,363,283	$579,198,404
Receivables:
Investment securities sold	7,986,019
Dividends and interest	278,076
Fund shares sold	170,098
Securities lending income	24,608
Other assets	63,989

Total assets	587,721,194

Liabilities
Due to custodian	1,285
Payables:
Investment securities purchased	6,020,269
Manager (See Note 3)	410,276
Fund shares redeemed	343,004
NYLIFE Distributors (See Note 3)	69,932
Transfer agent (See Note 3)	61,206
Shareholder communication	38,193
Professional fees	36,887
Custodian	2,289
Trustees	1,077
Accrued expenses	3,020

Total liabilities	6,987,438

Net assets	$580,733,756

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,249
Additional paid-in capital	467,213,800

467,233,049
Undistributed net investment income	1,292,563
Accumulated net realized gain (loss) on investments	44,124,436
Net unrealized appreciation (depreciation) on investments	68,083,708

Net assets	$580,733,756

Class A
Net assets applicable to outstanding shares	$165,267,581

Shares of beneficial interest outstanding	5,520,223

Net asset value per share outstanding	$29.94
Maximum sales charge (5.50% of offering price)	1.74

Maximum offering price per share outstanding	$31.68

Investor Class
Net assets applicable to outstanding shares	$54,009,828

Shares of beneficial interest outstanding	1,833,362

Net asset value per share outstanding	$29.46
Maximum sales charge (5.50% of offering price)	1.71

Maximum offering price per share outstanding	$31.17

Class B
Net assets applicable to outstanding shares	$12,955,636

Shares of beneficial interest outstanding	491,447

Net asset value and offering price per share outstanding	$26.36

Class C
Net assets applicable to outstanding shares	$16,280,635

Shares of beneficial interest outstanding	617,905

Net asset value and offering price per share outstanding	$26.35

Class I
Net assets applicable to outstanding shares	$331,840,237

Shares of beneficial interest outstanding	10,773,524

Net asset value and offering price per share outstanding	$30.80

Class R1
Net assets applicable to outstanding shares	$66,249

Shares of beneficial interest outstanding	2,157

Net asset value and offering price per share outstanding	$30.71

Class R2
Net assets applicable to outstanding shares	$144,741

Shares of beneficial interest outstanding	4,854

Net asset value and offering price per share outstanding	$29.82

Class R3
Net assets applicable to outstanding shares	$168,849

Shares of beneficial interest outstanding	5,676

Net asset value and offering price per share outstanding	$29.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$4,649,897
Securities lending income	109,280
Interest	32,763
Other income	1,890

Total income	4,793,830

Expenses
Manager (See Note 3)	2,552,842
Distribution/Service—Class A (See Note 3)	210,262
Distribution/Service—Investor Class (See Note 3)	70,106
Distribution/Service—Class B (See Note 3)	71,741
Distribution/Service—Class C (See Note 3)	87,628
Distribution/Service—Class R2 (See Note 3)	180
Distribution/Service—Class R3 (See Note 3)	438
Transfer agent (See Note 3)	390,548
Registration	51,794
Professional fees	40,724
Shareholder communication	28,816
Trustees	6,738
Custodian	4,321
Shareholder service (See Note 3)	207
Miscellaneous	14,970

Total expenses	3,531,315
Expense waiver/reimbursement from Manager (See Note 3)	(30,048)

Net expenses	3,501,267

Net investment income (loss)	1,292,563

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	45,032,853
Net change in unrealized appreciation (depreciation) on investments	(34,181,810)

Net realized and unrealized gain (loss) on investments	10,851,043

Net increase (decrease) in net assets resulting from operations	$12,143,606

(a)	Dividends recorded net of foreign withholding taxes in the amount of $21,401.

14	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,292,563	$883,057
Net realized gain (loss) on investments	45,032,853	64,288,261
Net change in unrealized appreciation (depreciation) on investments	(34,181,810)	47,494,737

Net increase (decrease) in net assets resulting from operations	12,143,606	112,666,055

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(471,084)
Investor Class	—	(119,068)
Class I	—	(1,969,920)
Class R1	—	(497)
Class R2	—	(390)
Class R3	—	(279)

	—	(2,561,238)

From net realized gain on investments:
Class A	(13,519,983)	—
Investor Class	(4,820,897)	—
Class B	(1,390,715)	—
Class C	(1,642,585)	—
Class I	(26,598,716)	—
Class R1	(7,905)	—
Class R2	(11,492)	—
Class R3	(16,024)	—

	(48,008,317)	—

Total dividends and distributions to shareholders	(48,008,317)	(2,561,238)

Capital share transactions:
Net proceeds from sale of shares	35,505,479	50,201,800
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	46,985,062	2,494,422
Cost of shares redeemed	(53,002,430)	(130,531,248)

Increase (decrease) in net assets derived from capital share transactions	29,488,111	(77,835,026)

Net increase (decrease) in net assets	(6,376,600)	32,269,791

Net Assets
Beginning of period	587,110,356	554,840,565

End of period	$580,733,756	$587,110,356

Undistributed net investment income at end of period	$1,292,563	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$31.91	$26.45	$26.35	$25.74	$23.67	$17.38

Net investment income (loss) (a)	0.06	0.03	0.22	0.05	0.05	(0.02)
Net realized and unrealized gain (loss) on investments	0.62	5.54	(0.09)	0.56	2.02	6.36

Total from investment operations	0.68	5.57	0.13	0.61	2.07	6.34

Less dividends and distributions:
From net investment income	—	(0.11)	(0.03)	—	—	(0.05)
From net realized gain on investments	(2.65)	—	—	—	—	—

Total dividends and distributions	(2.65)	(0.11)	(0.03)	—	—	(0.05)

Net asset value at end of period	$29.94	$31.91	$26.45	$26.35	$25.74	$23.67

Total investment return (b)	1.97%	21.09%	0.49%	2.37%	8.75%	36.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%††	0.10%	0.85%	0.21%	0.21%	(0.10%)
Net expenses	1.23%††	1.24%	1.25%	1.25%	1.24%	1.30%
Portfolio turnover rate	52%	60%	65%	39%	36%	38%
Net assets at end of period (in 000’s)	$165,268	$163,350	$114,041	$124,244	$128,443	$129,496

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$31.48	$26.09	$26.05		$25.51	$23.52	$17.29

Net investment income (loss) (a)	0.02	(0.05)	0.14		(0.01)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	0.61	5.48	(0.10)		0.55	2.01	6.33

Total from investment operations	0.63	5.43	0.04		0.54	1.99	6.25

Less dividends and distributions:
From net investment income	—	(0.04)	—		—	—	(0.02)
From net realized gain on investments	(2.65)	—	—		—	—	—

Total dividends and distributions	(2.65)	(0.04)	—		—	—	(0.02)

Net asset value at end of period	$29.46	$31.48	$26.09		$26.05	$25.51	$23.52

Total investment return (b)	1.83%	20.82%	0.15%		2.12%	8.46%	36.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%††	(0.16%)	0.57	%(c)	(0.05%)	(0.07%)	(0.38%)
Net expenses	1.49%††	1.50%	1.52	%(d)	1.51%	1.52%	1.60%
Expenses (before waiver/reimbursement)	1.56%††	1.50%	1.52%		1.51%	1.52%	1.60%
Portfolio turnover rate	52%	60%	65%		39%	36%	38%
Net assets at end of period (in 000’s)	$54,010	$57,488	$79,614		$84,482	$87,739	$85,662

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.56%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.53%.

16	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$28.54		$23.80	$23.94		$23.62	$21.94	$16.25

Net investment income (loss) (a)	(0.09)		(0.23)	(0.03)		(0.19)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	0.56		4.97	(0.11)		0.51	1.86	5.92

Total from investment operations	0.47		4.74	(0.14)		0.32	1.68	5.71

Less distributions:
From net investment income	—		—	—		—	—	(0.02)
From net realized gain on investments	(2.65)		—	—		—	—	—

Total distributions	(2.65)		—	—		—	—	(0.02)

Net asset value at end of period	$26.36		$28.54	$23.80		$23.94	$23.62	$21.94

Total investment return (b)	1.43%		19.92%	(0.58%)		1.35%	7.66%	35.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63	%)††	(0.86%)	(0.15	%)(c)	(0.79%)	(0.80%)	(1.11%)
Net expenses	2.24	% ††	2.25%	2.27	% (d)	2.26%	2.27%	2.35%
Expenses (before waiver/reimbursement)	2.31	% ††	2.25%	2.27%		2.26%	2.27%	2.35%
Portfolio turnover rate	52%		60%	65%		39%	36%	38%
Net assets at end of period (in 000’s)	$12,956		$15,188	$17,670		$21,976	$26,054	$30,879

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.16)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$28.52		$23.79	$23.93		$23.61	$21.93	$16.24

Net investment income (loss) (a)	(0.09)		(0.24)	(0.04)		(0.19)	(0.19)	(0.22)
Net realized and unrealized gain (loss) on investments	0.57		4.97	(0.10)		0.51	1.87	5.93

Total from investment operations	0.48		4.73	(0.14)		0.32	1.68	5.71

Less distributions:
From net investment income	—		—	—		—	—	(0.02)
From net realized gain on investments	(2.65)		—	—		—	—	—

Total distributions	(2.65)		—	—		—	—	(0.02)

Net asset value at end of period	$26.35		$28.52	$23.79		$23.93	$23.61	$21.93

Total investment return (b)	1.46%		19.88%	(0.59%)		1.36%	7.66%	35.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.63	%)††	(0.88%)	(0.16	%)(c)	(0.80%)	(0.82%)	(1.13%)
Net expenses	2.24	% ††	2.25%	2.27	% (d)	2.26%	2.27%	2.35%
Expenses (before waiver/reimbursement)	2.31	% ††	2.25%	2.27%		2.26%	2.27%	2.35%
Portfolio turnover rate	52%		60%	65%		39%	36%	38%
Net assets at end of period (in 000’s)	$16,281		$17,770	$17,921		$21,433	$21,326	$21,323

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.17)%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.28%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$32.72	$27.11	$27.02	$26.39	$24.20	$17.76

Net investment income (loss) (a)	0.10	0.11	0.29	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments	0.63	5.68	(0.10)	0.57	2.07	6.51

Total from investment operations	0.73	5.79	0.19	0.69	2.19	6.54

Less dividends and distributions:
From net investment income	—	(0.18)	(0.10)	(0.06)	—	(0.10)
From net realized gain on investments	(2.65)	—	—	—	—	—

Total dividends and distributions	(2.65)	(0.18)	(0.10)	(0.06)	—	(0.10)

Net asset value at end of period	$30.80	$32.72	$27.11	$27.02	$26.39	$24.20

Total investment return (b)	2.08%	21.40%	0.71%	2.63%	9.05%	36.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%††	0.36%	1.10%	0.44%	0.47%	0.15%
Net expenses	0.98%††	0.99%	1.00%	1.00%	0.99%	1.04%
Portfolio turnover rate	52%	60%	65%	39%	36%	38%
Net assets at end of period (in 000’s)	$331,840	$332,900	$325,316	$320,016	$263,613	$314,781

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class R1	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$32.65	$27.05	$26.96	$26.34	$24.18	$17.76

Net investment income (loss) (a)	0.09	0.08	0.26	0.10	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.62	5.68	(0.10)	0.56	2.07	6.50

Total from investment operations	0.71	5.76	0.16	0.66	2.16	6.51

Less dividends and distributions:
From net investment income	—	(0.16)	(0.07)	(0.04)	—	(0.09)
From net realized gain on investments	(2.65)	—	—	—	—	—

Total dividends and distributions	(2.65)	(0.16)	(0.07)	(0.04)	—	(0.09)

Net asset value at end of period	$30.71	$32.65	$27.05	$26.96	$26.34	$24.18

Total investment return (b)	2.02%	21.34%	0.61%	2.50%	8.93%	36.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	0.25%	0.97%	0.35%	0.34%	0.04%
Net expenses	1.08%††	1.09%	1.10%	1.10%	1.09%	1.14%
Portfolio turnover rate	52%	60%	65%	39%	36%	38%
Net assets at end of period (in 000’s)	$66	$97	$85	$81	$71	$55

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

18	MainStay Epoch U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$31.81	$26.37	$26.28		$25.70	$23.65	$17.37

Net investment income (loss) (a)	0.04	(0.01)	0.19		0.01	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.62	5.54	(0.10)		0.57	2.02	6.37

Total from investment operations	0.66	5.53	0.09		0.58	2.05	6.33

Less dividends and distributions:
From net investment income	—	(0.09)	(0.00	)‡	—	—	(0.05)
From net realized gain on investments	(2.65)	—	—		—	—	—

Total dividends and distributions	(2.65)	(0.09)	(0.00	)‡	—	—	(0.05)

Net asset value at end of period	$29.82	$31.81	$26.37		$26.28	$25.70	$23.65

Total investment return (b)	1.91%	21.00%	0.34	%(c)	2.26%	8.67%	36.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%††	(0.03%)	0.73%		0.03%	0.12%	(0.18%)
Net expenses	1.33%††	1.34%	1.35%		1.35%	1.34%	1.40%
Portfolio turnover rate	52%	60%	65%		39%	36%	38%
Net assets at end of period (in 000’s)	$145	$137	$112		$90	$39	$36

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$31.78	$26.39	$23.88

Net investment income (loss) (a)	0.01	(0.10)	(0.01)
Net realized and unrealized gain (loss) on investments	0.61	5.55	2.52

Total from investment operations	0.62	5.45	2.51

Less dividends and distributions:
From net investment income	—	(0.06)	—
From net realized gain on investments	(2.65)	—	—

Total dividends and distributions	(2.65)	(0.06)	—

Net asset value at end of period	$29.75	$31.78	$26.39

Total investment return (b)	1.78%	20.68%	10.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%††	(0.32%)	(0.07	%)††(d)
Net expenses	1.58%††	1.59%	1.60	% ††(e)
Portfolio turnover rate	52%	60%	65%
Net assets at end of period (in 000’s)	$169	$181	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.08)%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.61%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Epoch U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I,

Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. When available for sale, Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

20	MainStay Epoch U.S. Small Cap Fund

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that

21

Notes to Financial Statements (Unaudited) (continued)

are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by

22	MainStay Epoch U.S. Small Cap Fund

the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $15,363,283 and had received non-cash collateral of $15,767,025. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.85%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $2,552,842 and waived its fees and/or reimbursed expenses in the amount of $30,048.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

23

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$47
Class R2	72
Class R3	88

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $16,086 and $12,007 respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $36, $8,947 and $703, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended

April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$69,229
Investor Class	114,512
Class B	29,290
Class C	35,779
Class I	141,568
Class R1	39
Class R2	59
Class R3	72

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$74,289,118	22.4%
Class R1	49,551	74.8
Class R2	48,839	33.7
Class R3	33,934	20.1

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$512,026,250	$86,093,758	$(18,921,604)	$67,172,154

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$2,561,238

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

24	MainStay Epoch U.S. Small Cap Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $304,526 and $331,846, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	281,808	$8,757,677
Shares issued to shareholders in reinvestment of dividends and distributions	431,666	13,204,651
Shares redeemed	(487,575)	(15,136,423)

Net increase (decrease) in shares outstanding before conversion	225,899	6,825,905
Shares converted into Class A (See Note 1)	191,011	5,911,036
Shares converted from Class A (See Note 1)	(15,542)	(466,841)

Net increase (decrease)	401,368	$12,270,100

Year ended October 31, 2017:
Shares sold	528,693	$15,955,371
Shares issued to shareholders in reinvestment of dividends and distributions	15,655	456,669
Shares redeemed	(977,543)	(29,567,781)

Net increase (decrease) in shares outstanding before conversion	(433,195)	(13,155,741)
Shares converted into Class A (See Note 1)	1,272,910	39,365,816
Shares converted from Class A (See Note 1)	(33,069)	(1,001,093)

Net increase (decrease)	806,646	$25,208,982

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	80,934	$2,465,084
Shares issued to shareholders in reinvestment of dividends and distributions	159,740	4,812,965
Shares redeemed	(95,450)	(2,917,566)

Net increase (decrease) in shares outstanding before conversion	145,224	4,360,483
Shares converted into Investor Class (See Note 1)	37,081	1,110,703
Shares converted from Investor Class (See Note 1)	(175,129)	(5,338,876)

Net increase (decrease)	7,176	$132,310

Year ended October 31, 2017:
Shares sold	220,969	$6,572,711
Shares issued to shareholders in reinvestment of dividends and distributions	4,117	118,742
Shares redeemed	(300,097)	(8,916,634)

Net increase (decrease) in shares outstanding before conversion	(75,011)	(2,225,181)
Shares converted into Investor Class (See Note 1)	120,588	3,600,731
Shares converted from Investor Class (See Note 1)	(1,270,407)	(38,787,205)

Net increase (decrease)	(1,224,830)	$(37,411,655)

25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,826	$215,642
Shares issued to shareholders in reinvestment of dividends and distributions	49,267	1,332,187
Shares redeemed	(52,845)	(1,447,733)

Net increase (decrease) in shares outstanding before conversion	4,248	100,096
Shares converted from Class B (See Note 1)	(45,037)	(1,224,685)

Net increase (decrease)	(40,789)	$(1,124,589)

Year ended October 31, 2017:
Shares sold	46,361	$1,240,499
Shares redeemed	(128,570)	(3,506,418)

Net increase (decrease) in shares outstanding before conversion	(82,209)	(2,265,919)
Shares converted from Class B (See Note 1)	(127,983)	(3,480,144)

Net increase (decrease)	(210,192)	$(5,746,063)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	18,664	$512,814
Shares issued to shareholders in reinvestment of dividends and distributions	59,033	1,595,667
Shares redeemed	(82,762)	(2,252,751)

Net increase (decrease)	(5,065)	$(144,270)

Year ended October 31, 2017:
Shares sold	98,421	$2,647,871
Shares redeemed	(228,669)	(6,209,427)

Net increase (decrease)	(130,248)	$(3,561,556)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	746,351	$23,507,943
Shares issued to shareholders in reinvestment of dividends and distributions	827,117	26,004,555
Shares redeemed	(974,351)	(31,158,169)

Net increase (decrease) in shares outstanding before conversion	599,117	18,354,329
Shares converted into Class I (See Note 1)	284	8,663

Net increase (decrease)	599,401	$18,362,992

Year ended October 31, 2017:
Shares sold	751,042	$23,073,366
Shares issued to shareholders in reinvestment of dividends and distributions	64,271	1,917,845
Shares redeemed	(2,652,272)	(81,668,460)

Net increase (decrease) in shares outstanding before conversion	(1,836,959)	(56,677,249)
Shares converted into Class I (See Note 1)	9,748	301,895

Net increase (decrease)	(1,827,211)	$(56,375,354)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	32	$1,035
Shares issued to shareholders in reinvestment of dividends and distributions	252	7,904
Shares redeemed	(1,098)	(33,803)

Net increase (decrease)	(814)	$(24,864)

Year ended October 31, 2017:
Shares sold	19,719	$596,727
Shares issued to shareholders in reinvestment of dividends and distributions	17	497
Shares redeemed	(19,915)	(626,712)

Net increase (decrease)	(179)	$(29,488)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	185	$5,754
Shares issued to shareholders in reinvestment of dividends and distributions	377	11,492
Shares redeemed	(1)	(32)

Net increase (decrease)	561	$17,214

Year ended October 31, 2017:
Shares sold	610	$18,299
Shares issued to shareholders in reinvestment of dividends and distributions	13	390
Shares redeemed	(594)	(17,564)

Net increase (decrease)	29	$1,125

Class R3	Shares	Amount
Period ended April 30, 2016::
Shares sold	1,264	$39,530
Shares issued to shareholders in reinvestment of dividends and distributions	514	15,641
Shares redeemed	(1,808)	(55,953)

Net increase (decrease)	(30)	$(782)

Year ended October 31, 2017:
Shares sold	3,243	$96,956
Shares issued to shareholders in reinvestment of dividends and distributions	10	279
Shares redeemed	(616)	(18,252)

Net increase (decrease)	2,637	$78,983

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch U.S. Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Epoch U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates and Epoch together with responses from New York Life Investments and Epoch to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or Epoch. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund, and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of Epoch and continuous analysis of, and interactions with, Epoch with respect to, among other things, Fund investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and Epoch’s policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance was in line with the Fund’s peer funds and considered its discussions with representatives from New York Life Investments regarding the Fund’s recent underperformance relative to these peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by

28	MainStay Epoch U.S. Small Cap Fund

New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay Epoch U.S. Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1736841 MS126-18	MSEUSC10-06/18 (NYLIM) NL0B1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	5/3/2004	–1.16 1.90%	0.76 3.88%	2.41 3.03%	3.70 4.01%	1.01 1.01%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.16 1.89	0.73 3.85	2.40 3.03	3.64 3.96	1.06 1.06
Class B Shares[3]	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	5/3/2004	–1.48 1.52	0.08 3.07	2.26 2.26	3.19 3.19	1.81 1.81
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/3/2004	0.52 1.52	1.97 2.96	2.24 2.24	3.17 3.17	1.81 1.81
Class I Shares	No Sales Charge		5/3/2004	2.03	4.14	3.29	4.27	0.76
Class R3 Shares	No Sales Charge		2/29/2016	1.72	3.51	6.24	N/A	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[4]	2.39%	4.41%	3.86%	5.28%
Credit Suisse Leveraged Loan Index[5]	2.59	4.69	4.11	5.06
Morningstar Bank Loan Category Average[6]	1.93	3.70	3.12	4.21

4.	The S&P/LSTA Leveraged Loan Index is the Fund’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Credit Suisse Leveraged Loan Index is the Fund’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans.
Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,019.00	$5.26	$1,019.60	$5.26	1.05%

Investor Class Shares	$1,000.00	$1,018.90	$5.31	$1,019.50	$5.31	1.06%

Class B Shares	$1,000.00	$1,015.20	$9.04	$1,015.80	$9.05	1.81%

Class C Shares	$1,000.00	$1,015.20	$9.04	$1,015.80	$9.05	1.81%

Class I Shares	$1,000.00	$1,020.30	$3.96	$1,020.90	$3.96	0.79%

Class R3 Shares	$1,000.00	$1,017.20	$7.00	$1,017.90	$7.00	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Electronics	13.0%
Healthcare, Education & Childcare	8.6
Hotels, Motels, Inns & Gaming	6.6
Diversified/Conglomerate Service	5.0
Broadcasting & Entertainment	4.8
Retail Store	4.6
Chemicals, Plastics & Rubber	4.4
Diversified/Conglomerate Manufacturing	4.4
Leisure, Amusement, Motion Pictures & Entertainment	3.9
Telecommunications	3.8
Containers, Packaging & Glass	3.0
Insurance	3.0
Beverage, Food & Tobacco	2.9
Buildings & Real Estate	2.9
Utilities	2.9
Automobile	2.7
Oil & Gas	2.1
Personal & Nondurable Consumer Products (Manufacturing Only)	2.1
Personal, Food & Miscellaneous Services	1.8
Finance	1.6
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.6
Mining, Steel, Iron & Non-Precious Metals	1.6
Banking	1.2
Printing & Publishing	1.1
Aerospace & Defense	1.0
Electric	0.7
Commercial Services	0.6
Ecological	0.5
Home and Office Furnishings, Housewares & Durable Consumer Products	0.5

Media	0.3%
Packaging & Containers	0.3
Chemicals	0.2
Metals & Mining	0.2
Pharmaceuticals	0.2
Affiliated Investment Companies	0.1
Auto Parts & Equipment	0.1
Building Materials	0.1
Energy Equipment & Services	0.1
Entertainment	0.1
Environmental Controls	0.1
Equity Real Estate Investment Trusts	0.1
Finance—Other Services	0.1
Health Care—Services	0.1
Hotels, Restaurants & Leisure	0.1
Housewares	0.1
Machinery	0.1
Miscellaneous—Manufacturing	0.1
Oil, Gas & Consumable Fuels	0.1
Pipelines	0.1
Beverages	0.0	‡
Cargo Transport	0.0	‡
Household Products & Wares	0.0	‡
Machinery—Diversified	0.0	‡
Oil & Gas Services	0.0	‡
Retail	0.0	‡
Short-Term Investments	8.1
Other Assets, Less Liabilities	–3.7

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2018 (excluding short-term investments) (Unaudited)

1.	Red Ventures LLC, 5.901%–9.901%, due 11/8/24–11/8/25

2.	Scientific Games International, Inc., 4.651%–4.744%, due 8/14/24

3.	SS&C Technologies, Inc., TBD, due 4/16/25

4.	Wilsonart LLC, 5.56%, due 12/19/23

5.	McAfee LLC, 6.401%–10.401%, due 9/30/24–9/29/25

6.	Sedgwick Claims Management Services, Inc., 4.651%–7.651%, due 3/1/21–2/28/22

7.	Univision Communications, Inc., 4.651%, due 3/15/24

8.	Epicor Software Corp., 5.16%, due 6/1/22

9.	Hyland Software, Inc., 5.141%–8.891%, due 7/1/22–7/7/25

10.	Dynegy, Inc., 4.398%–8.125%, due 11/1/22–1/30/26

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Floating Rate Fund returned 1.90% for Class A shares, 1.89% for Investor Class shares and 1.52% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 2.03% and Class R3 shares returned 1.72%. For the six months ended April 30, 2018, all share classes underperformed the 2.39% return of the S&P/LSTA Leveraged Loan Index,1 which is the Fund’s broad-based securities-market index and the 2.59% return of the Credit Suisse Leveraged Loan Index,1 which is the Fund’s secondary benchmark. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 1.93% return of the Morningstar Bank Loan Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

On an industry basis, the most substantial detractor from the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index during the reporting period was security selection in the broadcast radio & TV sector. Security selection in business equipment & services, electronics, and oil & gas sectors provided the most substantial positive contributions to performance relative to the benchmark. (Contributions take weightings and total returns into account.)

The Fund’s relative performance benefited from an overweight position relative to the S&P/LSTA Leveraged Loan Index in credits rated B.3 The Fund also benefited from lower exposure than the benchmark to defaulted assets.

What was the Fund’s duration4 during the reporting period?

The Fund primarily invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure as of April 30, 2018, was 36 days, which we viewed as a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the market could generally be characterized as a “coupon clipping” environment, with returns driven by income rather than capital gains, and riskier assets generally outperforming higher-rated credit because of their higher yields. Given the lower trading volatility during the reporting period, we modified the Fund’s risk exposures by reducing exposure in less-volatile credits rated BB and increasing the Fund’s exposure in credits rated B. We also sought to reduce the Fund’s cash holdings. These actions helped build the Fund’s yield throughout the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated B. Unlike the Index, which has no cash component, the Fund held a modest cash position to account for shareholder purchases and withdrawals. As of the same date, the Fund held underweight positions relative to the Index in credits rated BB, BBB, and in credits rated CCC and lower, unrated credits and defaulted credits.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Bank Loan Category Average.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
5.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

As of April 30, 2018, the Fund’s most substantial industry exposures were in electronics, business equipment & services, health care, hotels & casinos, and chemicals. Among these industries, the Fund held overweight positions relative to the S&P/LSTA Leveraged Loan Index in electronics, business equipment & services, hotels & casinos, and chemicals as of April 30, 2018. On that date, the Fund held an underweight position in health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.9%† Corporate Bonds 3.7%
Aerospace & Defense 0.1%
DAE Funding LLC 5.00%, due 8/1/24 (a)	$1,000,000	$963,801

Auto Parts & Equipment 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	600,000	595,500
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	1,200,000	1,154,250

		1,749,750

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	590,000	564,925
4.875%, due 12/15/27	780,000	735,150

		1,300,075

Chemicals 0.2%
Platform Specialty Products Corp. 5.875%, due 12/1/25 (a)	2,800,000	2,730,000

Chemicals, Plastics & Rubber 0.3%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	1,600,000	1,620,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,537,500
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,950,000	1,993,290

		5,150,790

Commercial Services 0.6%
Hertz Corp.
5.875%, due 10/15/20	3,300,000	3,258,750
7.625%, due 6/1/22 (a)	4,000,000	4,075,000
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	1,400,000	1,358,000

		8,691,750

Electric 0.7%
♦Dynegy, Inc.
7.375%, due 11/1/22	2,000,000	2,107,500
7.625%, due 11/1/24	1,500,000	1,612,500
8.125%, due 1/30/26 (a)	3,750,000	4,110,937
NRG Energy, Inc. 7.25%, due 5/15/26	2,700,000	2,879,253

		10,710,190

	Principal Amount	Value
Entertainment 0.1%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24	$1,250,000	$1,306,250

Environmental Controls 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	1,200,000	1,212,000
Wrangler Buyer Corp. 6.00%, due 10/1/25 (a)	550,000	541,750

		1,753,750

Finance—Other Services 0.1%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	1,000,000	1,012,500

Health Care—Services 0.1%
CHS / Community Health Systems, Inc. 6.25%, due 3/31/23	1,000,000	912,500
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	330,000	336,600

		1,249,100

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	700,000	703,500

Housewares 0.1%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	800,000	782,000

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	2,280,000	2,155,056

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	700,000	675,500

Media 0.3%
Altice France S.A. 6.00%, due 5/15/22 (a)	2,000,000	1,971,240
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	1,200,000	1,116,000
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	1,400,000	1,326,500

		4,413,740

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2018, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	$2,000,000	$2,035,000

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	800,000	564,000

Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26 (a)	640,000	652,800

Packaging & Containers 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (b)	1,330,000	1,359,925
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	1,200,000	1,266,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,407,375
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	530,000	514,100

		4,547,400

Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. (a)
5.50%, due 11/1/25	700,000	696,500
6.50%, due 3/15/22	1,500,000	1,556,250

		2,252,750

Pipelines 0.1%
Energy Transfer Equity, L.P. 4.25%, due 3/15/23	1,400,000	1,351,000

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	800,000	574,000

Total Corporate Bonds (Cost $57,295,719)		57,324,702

Floating Rate Loans 82.7% (c)
Aerospace & Defense 0.9%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.65% (1 Month LIBOR + 3.75%), due 7/7/22	5,152,321	5,187,285

	Principal Amount	Value
Aerospace & Defense (continued)
Engility Corp.
Term Loan B2 4.651% (1 Month LIBOR + 2.75%), due 8/12/23	$1,732,280	$1,732,280
Term Loan B2 6.50% (3 Month LIBOR + 1.75%), due 8/12/23	29,461	29,461
TransDigm, Inc. 2017 Extended Term Loan F 4.651% (1 Month LIBOR + 2.75%), due 6/9/23	4,630,280	4,649,982
2017 Extended Term Loan F 5.052% (3 Month LIBOR + 2.75%), due 6/9/23	2,424,809	2,435,126

		14,034,134

Automobile 2.7%
American Axle and Manufacturing, Inc. Term Loan B 4.15% (1 Month LIBOR + 2.25%), due 4/6/24	4,920,025	4,938,475
AP Exhaust Acquisition LLC 1st Lien Term Loan 6.811% (3 Month LIBOR + 5.00%), due 5/10/24 (d)	3,473,750	3,447,697
Autodata, Inc. 1st Lien Term Loan 5.147% (1 Month LIBOR + 3.25%), due 12/13/24	1,050,000	1,054,594
Belron Finance U.S. LLC Term Loan B 4.294% (3 Month LIBOR + 2.50%), due 11/7/24	2,493,750	2,504,660
CH Hold Corp. 1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 2/1/24 (d)	4,450,881	4,484,262
Chassix Holdings, Inc. (d) 2017 1st Lien Term Loan 7.188% (6 Month LIBOR + 5.50%), due 11/15/23	1,757,778	1,748,989
2017 1st Lien Term Loan 7.375% (3 Month LIBOR + 5.50%), due 11/15/23	1,733,472	1,724,805
Federal-Mogul Holdings Corp. New Term Loan C 5.65% (1 Month LIBOR + 3.75%), due 4/15/21	1,432,923	1,446,178
New Term Loan C 5.65% (1 Month LIBOR + 3.75%), due 4/15/21	4,329,468	4,369,515

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
KAR Auction Services, Inc. Term Loan B5 4.813% (3 Month LIBOR + 2.50%), due 3/9/23	$2,314,674	$2,321,426
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan 1.124% (1 Month LIBOR + 1.00%), due 3/20/25	13,417	13,384
2018 1st Lien Term Loan 5.147% (1 Month LIBOR + 3.25%), due 3/20/25	2,768,270	2,761,349
Tower Automotive Holdings USA LLC 2017 Term Loan B 4.688% (1 Month LIBOR + 2.75%), due 3/7/24	4,994,490	5,009,059
Truck Hero, Inc. 1st Lien Term Loan 6.223% (3 Month LIBOR + 4.00%), due 4/21/24	4,350,458	4,365,685
U.S. Farathane LLC 2017 Term Loan B4 5.802% (3 Month LIBOR + 3.50%), due 12/23/21 (d)	1,257,205	1,254,062

		41,444,140

Banking 1.2%
Broadstreet Partners, Inc. 2017 Term Loan B 5.651% (3 Month LIBOR + 3.75%), due 11/8/23	2,487,406	2,512,280
Capital Automotive L.P. 2017 2nd Lien Term Loan 7.91% (1 Month LIBOR + 6.00%), due 3/24/25	4,466,706	4,487,177
Focus Financial Partners LLC 2018 1st Lien Term Loan 5.052% (3 Month LIBOR + 2.75%), due 7/3/24	3,975,833	3,998,197
Greenhill & Co., Inc. (d) 1st Lien Term Loan 5.621% (2 Month LIBOR + 3.75%), due 10/12/22	1,750,000	1,758,750
1st Lien Term Loan 5.778% (2 Month LIBOR + 3.75%), due 10/12/22	1,350,000	1,356,750
1st Lien Term Loan 6.052% (3 Month LIBOR + 3.75%), due 10/12/22	356,250	358,031

	Principal Amount	Value
Banking (continued)
Jane Street Group LLC 2018 Term Loan B 5.651% (1 Month LIBOR + 3.75%), due 8/25/22 (d)	$2,525,625	$2,541,410
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.552% (1 Week LIBOR + 3.25%), due 6/1/23 (d)	1,977,362	1,992,192

		19,004,787

Beverage, Food & Tobacco 2.7%
Acosta Holdco, Inc. 2015 Term Loan 5.151% (1 Month LIBOR + 3.25%), due 9/26/21	2,289,409	1,869,804
Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 7/23/21	2,760,715	2,644,536
Incremental Term Loan B 5.151% (1 Month LIBOR + 3.25%), due 7/25/21	1,488,750	1,426,099
2014 2nd Lien Term Loan 8.401% (1 Month LIBOR + 6.50%), due 7/25/22	1,458,333	1,338,021
Albertsons LLC 2017 Term Loan B4 4.651% (1 Month LIBOR + 2.75%), due 8/25/21	3,847,634	3,812,043
2017 Term Loan B6 4.956% (3 Month LIBOR + 3.00%), due 6/22/23	1,580,833	1,562,307
American Seafoods Group LLC 2017 1st Lien Term Loan 4.65% (1 Month LIBOR + 2.75%), due 8/21/23 (d)	1,922,250	1,919,847
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 3/20/24	2,425,546	2,447,781
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.302% (3 Month LIBOR + 4.00%), due 8/16/23	3,131,954	3,146,307
B&G Foods, Inc. 2017 Term Loan B 3.901% (1 Month LIBOR + 2.00%), due 11/2/22	1,066,904	1,072,238
CH Guenther & Son, Inc. 2018 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 3/31/25	1,750,000	1,760,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Chobani LLC 2017 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 10/10/23	$1,980,025	$1,987,450
JBS USA LLC 2017 Term Loan B 4.678% (3 Month LIBOR + 2.50%), due 10/30/22	5,940,000	5,928,120
Post Holdings, Inc. 2017 Series A Incremental Term Loan 3.90% (1 Month LIBOR + 2.00%), due 5/24/24	2,481,250	2,490,999
Supervalu Inc. 2017 Delayed Draw Term Loan 5.401% (1 Month LIBOR + 3.50%), due 6/8/24	928,125	924,064
2017 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 6/8/24	1,546,875	1,540,107
U.S. Foods, Inc. 2016 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 6/27/23	4,904,942	4,944,457

		40,814,243

Broadcasting & Entertainment 4.4%
CBS Radio, Inc. 2017 Term Loan B 4.623% (3 Month LIBOR + 2.75%), due 11/17/24	1,562,123	1,570,421
Charter Communications Operating LLC 2017 Term Loan B 3.91% (1 Month LIBOR + 2.00%), due 4/30/25	9,975,000	10,018,072
Cumulus Media Holdings, Inc. 2013 Term Loan 5.16% (1 Month LIBOR + 3.25%), due 12/23/20 (e)	3,906,818	3,304,515
Global Eagle Entertainment, Inc. 1st Lien Term Loan 9.358% (6 Month LIBOR + 7.50%), due 1/6/23 (d)	2,047,500	2,119,162
iHeartCommunications, Inc. Term Loan D TBD (12 Month LIBOR + 0.00%), due 1/30/19 (e)(f)	3,250,000	2,567,500
Meredith Corp. Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 1/31/25	3,500,000	3,520,415

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Mission Broadcasting, Inc. 2017 Term Loan B2 4.387% (1 Month LIBOR + 2.50%), due 1/17/24	$306,030	$307,025
Nexstar Broadcasting, Inc. 2017 Term Loan B2 4.387% (1 Month LIBOR + 2.50%), due 1/17/24	2,383,095	2,390,840
Sinclair Television Group, Inc. 2017 Term Loan B TBD, due 12/12/24 (g)	9,166,667	9,199,135
Tribune Media Co. Term Loan 4.901% (1 Month LIBOR + 3.00%), due 12/27/20 (d)	430,305	430,305
Term Loan C 4.901% (1 Month LIBOR + 3.00%), due 1/27/24	6,877,714	6,883,443
Unitymedia Finance LLC Term Loan B 4.147% (1 Month LIBOR + 2.25%), due 9/30/25	3,500,000	3,499,272
♦Univision Communications, Inc. Term Loan C5 4.651% (1 Month LIBOR + 2.75%), due 3/15/24	11,019,744	10,860,575
Virgin Media Bristol LLC 2017 Term Loan 4.397% (1 Month LIBOR + 2.50%), due 1/15/26	8,095,238	8,133,464
WideOpenWest Finance LLC 2017 Term Loan B 5.146% (1 Month LIBOR + 3.25%), due 8/18/23	2,962,609	2,878,175

		67,682,319

Buildings & Real Estate 2.9%
Big Ass Fans LLC Term Loan 6.552% (3 Month LIBOR + 4.25%), due 5/21/24	1,995,000	2,011,209
Core & Main L.P. 2017 Term Loan B 5.006% (3 Month LIBOR + 3.00%), due 8/1/24	1,687,212	1,693,539
2017 Term Loan B 5.211% (6 Month LIBOR + 3.00%), due 8/1/24	1,922,157	1,929,365
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 5.234% (3 Month LIBOR + 3.25%), due 11/4/21	3,568,168	3,571,140

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
DTZ U.S. Borrower LLC (continued)
2015 1st Lien Term Loan 5.552% (3 Month LIBOR + 3.25%), due 11/4/21	$202,322	$202,491
2015 1st Lien Term Loan 5.609% (3 Month LIBOR + 3.25%), due 11/4/21	1,595,794	1,597,123
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.302% (3 Month LIBOR + 2.00%), due 12/14/24	1,714,453	1,723,025
Ply Gem Industries, Inc. 2018 Term Loan 6.089% (3 Month LIBOR + 3.75%), due 4/12/25	2,333,333	2,352,777
Priso Acquisition Corp. 2017 Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 5/8/22 (g)	3,737,645	3,748,548
Realogy Corp. 2018 Term Loan B 4.145% (1 Month LIBOR + 2.25%), due 2/8/25	5,981,424	6,011,331
SMG Holdings Inc. 2017 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 1/23/25	1,500,000	1,511,876
SRS Distribution, Inc. 2015 Term Loan B 5.151% (1 Month LIBOR + 3.25%), due 8/25/22	2,014,324	2,022,717
2015 Term Loan B 5.552% (3 Month LIBOR + 3.25%), due 8/25/22	1,433,912	1,439,887
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 2/28/24 (d)	3,020,405	3,039,282
♦Wilsonart LLC 2017 Term Loan B 5.56% (3 Month LIBOR + 3.25%), due 12/19/23	12,075,347	12,135,724

		44,990,034

Cargo Transport 0.0%‡
PODS LLC Term Loan B3 4.895% (1 Month LIBOR + 3.00%), due 12/6/24	696,500	702,304

	Principal Amount	Value
Chemicals, Plastics & Rubber 3.1%
Allnex USA, Inc. Term Loan B3 5.206% (3 Month LIBOR + 3.25%), due 9/13/23	$1,969,890	$1,980,971
Colouroz Investment 2 LLC 2nd Lien Term Loan B2 9.609% (3 Month LIBOR + 7.25%), due 9/6/22	757,463	626,170
Emerald Performance Materials LLC New 1st Lien Term Loan 5.401% (1 Month LIBOR + 3.50%), due 8/1/21	2,409,634	2,428,458
New 2nd Lien Term Loan 9.651% (1 Month LIBOR + 7.75%), due 8/1/22	1,300,000	1,297,833
Encapsys LLC 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 11/7/24	1,000,000	1,007,500
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.308% (3 Month LIBOR + 3.00%), due 12/29/23	4,455,000	4,476,161
Flint Group U.S. LLC 1st Lien Term Loan B2 5.10% (3 Month LIBOR + 3.00%), due 9/7/21	8,317	7,922
1st Lien Term Loan B2 5.359% (3 Month LIBOR + 3.00%), due 9/7/21	3,202,010	3,049,915
Ineos U.S. Finance LLC 2017 Term Loan B 3.901% (1 Month LIBOR + 2.00%), due 3/31/24	3,990,000	4,001,220
KMG Chemicals, Inc. Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 6/15/24	900,000	905,625
MacDermid, Inc. Term Loan B6 4.901% (1 Month LIBOR + 3.00%), due 6/7/23	5,153,177	5,182,808
Nexeo Solutions LLC 2017 Repriced Term Loan 5.234% (3 Month LIBOR + 3.25%), due 6/9/23	1,617,775	1,631,931
2017 Repriced Term Loan 5.552% (3 Month LIBOR + 3.25%), due 6/9/23	1,584,689	1,598,555
2017 Repriced Term Loan 5.609% (3 Month LIBOR + 3.25%), due 6/9/23	1,640,349	1,654,702

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Solenis International L.P. 1st Lien Term Loan 5.234% (3 Month LIBOR + 3.25%), due 7/31/21	$2,429,688	$2,427,409
2nd Lien Term Loan 8.734% (3 Month LIBOR + 6.75%), due 7/31/22	1,250,000	1,198,437
Tronox Blocked Borrower LLC Term Loan B 5.302% (3 Month LIBOR + 3.00%), due 9/22/24	2,262,907	2,285,941
Tronox Finance LLC Term Loan B 5.302% (3 Month LIBOR + 3.00%), due 9/22/24	5,222,093	5,275,249
Venator Materials Corp. Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 8/8/24 (d)	2,985,000	2,996,194
Zep, Inc. 2017 1st Lien Term Loan 6.056% (2 Month LIBOR + 4.00%), due 8/12/24	689,019	692,894
2017 2nd Lien Term Loan 10.306% (2 Month LIBOR + 8.25%), due 8/11/25 (d)	3,500,000	3,500,000

		48,225,895

Containers, Packaging & Glass 3.0%
Anchor Glass Container Corp. 2017 1st Lien Term Loan 4.644% (1 Month LIBOR + 2.75%), due 12/7/23	1,713,777	1,666,648
2017 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 12/7/23	1,036,404	1,007,902
Berlin Packaging LLC 2017 Term Loan B 5.00% (1 Week LIBOR + 3.25%), due 10/1/21	1,286,414	1,290,702
2017 Term Loan B 5.14% (1 Month LIBOR + 3.25%), due 10/1/21	1,163,082	1,166,959
Berry Global, Inc. Term Loan R 3.897% (1 Month LIBOR + 2.00%), due 1/19/24	2,970,000	2,982,994
BWAY Holding Co. 2017 Term Loan B 5.272% (2 Month LIBOR + 3.25%), due 4/3/24	15,000	15,078

	Principal Amount	Value
Containers, Packaging & Glass (continued)
BWAY Holding Co. (continued)
2017 Term Loan B 5.587% (3 Month LIBOR + 3.25%), due 4/3/24	$5,940,000	$5,970,936
Caraustar Industries, Inc. 2017 Term Loan B 7.802% (3 Month LIBOR + 5.50%), due 3/14/22	2,372,867	2,374,350
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 5/16/24	4,466,250	4,473,695
Consolidated Container Co. LLC 2017 1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 5/22/24	3,980,025	4,004,900
Fort Dearborn Co. 2016 1st Lien Term Loan 6.309% (3 Month LIBOR + 4.00%), due 10/19/23	3,458,726	3,402,522
2016 2nd Lien Term Loan 10.812% (3 Month LIBOR + 8.50%), due 10/19/24 (d)	1,500,000	1,402,500
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.151% (1 Month LIBOR + 4.25%), due 6/30/22	4,975,000	4,722,106
Plastipak Holdings, Inc. Term Loan B 6.50% (PRIME + 1.75%), due 10/14/24	1,492,500	1,497,631
Rack Merger Sub, Inc. 2nd Lien Term Loan 9.147% (1 Month LIBOR + 7.25%), due 10/3/22 (d)	596,296	600,769
Ranpak Corp. 2015 Term Loan 5.15% (1 Month LIBOR + 3.25%), due 10/1/21 (d)	987,277	992,213
Reynolds Group Holdings, Inc. 2017 Term Loan 4.651% (1 Month LIBOR + 2.75%), due 2/5/23	6,584,404	6,624,062
Tekni-Plex, Inc. 2017 Term Loan B1 5.151% (1 Month LIBOR + 3.25%), due 10/17/24	1,489,600	1,496,117
Trident TPI Holdings, Inc. 2018 Term Loan 3.189% (1 Month LIBOR + 3.25%), due 10/17/24	990,476	994,809

		46,686,893

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing 3.9%
Allied Universal Holdco LLC 2015 Term Loan 6.052% (3 Month LIBOR + 3.75%), due 7/28/22	$4,258,413	$4,175,374
DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan 5.302% (3 Month LIBOR + 3.00%), due 2/3/25 (d)	1,264,516	1,262,936
EXC Holdings III Corp. 2017 1st Lien Term Loan 5.161% (6 Month LIBOR + 3.50%), due 12/2/24 (d)	1,571,063	1,584,809
Filtration Group Corp. 2018 1st Lien Term Loan 5.302% (3 Month LIBOR + 3.00%), due 3/29/25	3,100,000	3,125,832
First Data Corp. 2024 Term Loan 4.147% (1 Month LIBOR + 2.25%), due 4/26/24	8,269,054	8,297,234
Gardner Denver, Inc. 2017 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 7/30/24	2,775,785	2,790,843
Gopher Resource LLC 1st Lien Term Loan 5.478% (3 Month LIBOR + 3.25%), due 3/6/25	3,500,000	3,535,000
Hyster-Yale Group, Inc. Term Loan B 5.151% (1 Month LIBOR + 3.25%), due 5/30/23	962,500	968,516
Iron Mountain, Inc. 2018 Term Loan B 3.648% (3 Month LIBOR + 1.75%), due 1/2/26	4,375,000	4,358,594
Mueller Water Products, Inc. 2017 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 11/25/21	1,969,863	1,984,636
2017 Term Loan B 4.802% (3 Month LIBOR + 2.50%), due 11/25/21	885,000	891,638
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 11/15/23	6,876,832	6,903,480

	Principal Amount	Value
Diversified/Conglomerate Manufacturing (continued)
♦Red Ventures LLC 1st Lien Term Loan 5.901% (1 Month LIBOR + 4.00%), due 11/8/24	$11,940,000	$12,076,809
2nd Lien Term Loan 9.901% (1 Month LIBOR + 8.00%), due 11/8/25	3,262,500	3,314,155
Shutterfly, Inc. Term Loan B2 4.66% (1 Month LIBOR + 2.75%), due 8/17/24 (d)	2,100,000	2,115,750
TRC Cos., Inc. Term Loan 5.401% (1 Month LIBOR + 3.50%), due 6/21/24 (d)	2,089,500	2,105,171

		59,490,777

Diversified/Conglomerate Service 4.7%
Applied Systems, Inc. 2017 1st Lien Term Loan 5.552% (3 Month LIBOR + 3.25%), due 9/19/24	4,975,000	5,015,765
2017 2nd Lien Term Loan 9.302% (3 Month LIBOR + 7.00%), due 9/19/25	970,000	1,000,313
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.894% (1 Month LIBOR + 3.00%), due 12/18/20	2,388,135	2,400,075
1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 12/18/20	2,914,198	2,928,769
Change Healthcare Holdings, Inc. 2017 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 3/1/24	5,303,571	5,322,632
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 4.91% (1 Month LIBOR + 3.00%), due 4/27/24	3,970,000	3,989,850
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.802% (3 Month LIBOR + 3.50%), due 12/1/23	1,481,325	1,490,318
Information Resources, Inc. 1st Lien Term Loan 6.194% (3 Month LIBOR + 4.25%), due 1/18/24	3,960,000	3,990,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
J.D. Power and Associates 1st Lien Term Loan 6.552% (3 Month LIBOR + 4.25%), due 9/7/23	$4,061,740	$4,079,510
2nd Lien Term Loan 10.802% (3 Month LIBOR + 8.50%), due 9/7/24	958,333	967,917
Kronos, Inc. 2017 Term Loan B 4.88% (3 Month LIBOR + 3.00%), due 11/1/23	5,791,610	5,842,530
Mitchell International, Inc. 2017 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 11/29/24	3,238,806	3,237,727
MKS Instruments, Inc. 2017 Term Loan B3 3.651% (1 Month LIBOR + 1.75%), due 5/1/23	1,699,276	1,704,586
Monitronics International, Inc. Term Loan B2 7.802% (3 Month LIBOR + 5.50%), due 9/30/22	4,728,000	4,572,368
MX Holdings U.S., Inc. Term Loan B1B 4.401% (1 Month LIBOR + 2.50%), due 8/14/23 (d)	4,300,760	4,322,264
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan TBD, due 4/17/25	2,800,000	2,821,000
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 5/2/22	6,565,532	6,605,654
Sophia L.P. 2017 Term Loan B 5.552% (3 Month LIBOR + 3.25%), due 9/30/22	3,840,701	3,856,063
TruGreen, Ltd. Partnership 2017 Term Loan 5.897% (1 Month LIBOR + 4.00%), due 4/13/23 (d)	3,546,180	3,559,478
Verint Systems, Inc. 2018 Term Loan B 3.887% (1 Month LIBOR + 2.00%), due 6/28/24 (d)	2,977,500	2,984,944
WEX, Inc. 2017 Term Loan B2 4.151% (1 Month LIBOR + 2.25%), due 6/30/23	1,965,000	1,976,360

		72,669,059

	Principal Amount	Value
Ecological 0.5%
Advanced Disposal Services, Inc. Term Loan B3 3.998% (1 Week LIBOR + 2.25%), due 11/10/23	$5,903,218	$5,937,717
Casella Waste Systems, Inc. 2017 Term Loan B 4.396% (1 Month LIBOR + 2.50%), due 10/17/23	1,234,375	1,242,861

		7,180,578

Electronics 12.2%
Almonde, Inc. 1st Lien Term Loan 5.484% (3 Month LIBOR + 3.50%), due 6/13/24	5,970,000	5,965,851
2nd Lien Term Loan 9.234% (3 Month LIBOR + 7.25%), due 6/13/25	2,450,000	2,422,947
ASG Technologies Group, Inc. 2018 Term Loan 5.401% (1 Month LIBOR + 3.50%), due 7/31/24	2,951,852	2,959,232
Barracuda Networks, Inc. 1st Lien Term Loan 5.061% (3 Month LIBOR + 3.25%), due 2/12/25	1,500,000	1,508,126
2nd Lien Term Loan 9.061% (3 Month LIBOR + 7.25%), due 2/12/26	50,000	50,167
BMC Software Finance, Inc. 2017 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 9/10/22	7,551,075	7,576,560
Cologix, Inc. 2017 1st Lien Term Loan 4.898% (1 Month LIBOR + 3.00%), due 3/20/24	4,455,000	4,457,784
Colorado Buyer, Inc. Term Loan B 4.78% (3 Month LIBOR + 3.00%), due 5/1/24	1,488,750	1,485,028
2nd Lien Term Loan 9.03% (3 Month LIBOR + 7.25%), due 5/1/25	1,200,000	1,180,500
CommScope, Inc. Term Loan B5 3.901% (1 Month LIBOR + 2.00%), due 12/29/22	1,116,453	1,121,337
Compuware Corp. Term Loan B3 5.40% (1 Month LIBOR + 3.50%), due 12/15/21	1,926,925	1,949,566

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Cortes NP Acquisition Corp. 2017 Term Loan B 5.887% (1 Month LIBOR + 4.00%), due 11/30/23 (d)	$1,527,255	$1,529,165
Diebold, Inc. 2017 Term Loan B 4.688% (1 Month LIBOR + 2.75%), due 11/6/23	2,491,500	2,489,943
EIG Investors Corp. 2017 Term Loan 5.956% (3 Month LIBOR + 4.00%), due 2/9/23	6,658,311	6,705,871
♦Epicor Software Corp. 1st Lien Term Loan 5.16% (1 Month LIBOR + 3.25%), due 6/1/22	10,499,101	10,549,959
Evertec Group LLC New Term Loan B 4.396% (1 Month LIBOR + 2.50%), due 4/17/20	220,860	217,409
New Term Loan B 4.397% (1 Month LIBOR + 2.50%), due 4/17/20	199,878	196,755
Exact Merger Sub LLC 1st Lien Term Loan 6.552% (3 Month LIBOR + 4.25%), due 9/27/24 (d)	3,980,000	4,009,850
Eze Castle Software, Inc. 2017 1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 4/6/20	1,646,718	1,654,952
2017 1st Lien Term Loan 5.302% (3 Month LIBOR + 3.00%), due 4/6/20	990,339	995,290
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.802% (3 Month LIBOR + 3.50%), due 8/1/24	2,786,000	2,789,483
Flexera Software LLC 2018 1st Lien Term Loan 5.16% (1 Month LIBOR + 3.25%), due 2/26/25	1,050,000	1,054,375
GreenSky Holdings, LLC 2018 Term Loan B 5.188% (1 Month LIBOR + 3.25%), due 3/29/25 (d)	3,150,000	3,150,000
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.306% (2 Month LIBOR + 3.25%), due 6/16/23	3,178,188	3,215,531

	Principal Amount	Value
Electronics (continued)
♦Hyland Software, Inc. 2017 1st Lien Term Loan 5.141% (1 Month LIBOR + 3.25%), due 7/1/22	$8,613,601	$8,685,895
2017 2nd Lien Term Loan 8.891% (1 Month LIBOR + 7.00%), due 7/7/25	1,416,667	1,423,308
Infor (U.S.), Inc. Term Loan B6 4.651% (1 Month LIBOR + 2.75%), due 2/1/22	7,727,543	7,757,904
Informatica Corp. 2018 Term Loan 5.151% (1 Month LIBOR + 3.25%), due 8/5/22	1,983,107	1,997,272
LANDesk Group, Inc. 2017 Term Loan B 6.16% (1 Month LIBOR + 4.25%), due 1/20/24	2,228,738	2,193,636
MA FinanceCo. LLC Term Loan B3 4.651% (1 Month LIBOR + 2.75%), due 6/21/24	551,382	545,638
♦McAfee LLC 2017 Term Loan B 6.401% (1 Month LIBOR + 4.50%), due 9/30/24	8,706,250	8,815,078
2017 2nd Lien Term Loan 10.401% (1 Month LIBOR + 8.50%), due 9/29/25	3,000,000	3,037,500
MH Sub I LLC 2017 1st Lien Term Loan 5.647% (1 Month LIBOR + 3.75%), due 9/13/24	8,294,160	8,294,160
NeuStar, Inc. 2018 Term Loan B3 4.802% (3 Month LIBOR + 2.50%), due 1/8/20	685,053	687,194
Optiv Security, Inc. 1st Lien Term Loan 5.125% (1 Month LIBOR + 3.25%), due 2/1/24	719,296	696,818
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.99% (6 Month LIBOR + 3.50%), due 4/26/24	2,977,500	2,969,127
Project Leopard Holdings, Inc. 2018 Term Loan 5.901% (1 Month LIBOR + 4.00%), due 7/7/23	1,990,013	2,003,280

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Quest Software U.S. Holdings, Inc. 2017 Term Loan B 7.859% (3 Month LIBOR + 5.50%), due 10/31/22	$7,662,659	$7,706,443
Rocket Software, Inc. 2016 1st Lien Term Loan 6.052% (3 Month LIBOR + 3.75%), due 10/14/23	4,990,000	5,014,950
RP Crown Parent LLC 2016 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 10/12/23	3,806,837	3,827,059
Seattle Spinco, Inc. Term Loan B3 4.651% (1 Month LIBOR + 2.75%), due 6/21/24	3,723,618	3,691,967
Sirius Computer Solutions, Inc. 2016 Term Loan 6.151% (1 Month LIBOR + 4.25%), due 10/30/22	1,181,352	1,192,427
Solera LLC Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 3/3/23	5,675,546	5,696,387
♦SS&C Technologies, Inc. 2018 Term Loan B3 TBD, due 4/16/25	13,118,655	13,198,823
Tempo Acquisition LLC Term Loan 4.901% (1 Month LIBOR + 3.00%), due 5/1/24	5,458,750	5,486,044
Tibco Software, Inc. Repriced Term Loan B 5.41% (1 Month LIBOR + 3.50%), due 12/4/20	5,924,732	5,943,988
Veritas Bermuda, Ltd. Repriced Term Loan B 6.802% (3 Month LIBOR + 4.50%), due 1/27/23	2,658,442	2,617,236
VF Holding Corp. Reprice Term Loan 5.151% (1 Month LIBOR + 3.25%), due 6/30/23	3,947,443	3,974,854
Western Digital Corp. 2017 Term Loan B3 3.90% (1 Month LIBOR + 2.00%), due 4/29/23	3,343,757	3,360,475

	Principal Amount	Value
Electronics (continued)
Xerox Business Services LLC Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 12/7/23	$3,969,849	$3,986,392
Zebra Technologies Corp. 2017 Term Loan B 4.362% (3 Month LIBOR + 2.00%), due 10/27/21	3,240,165	3,260,163

		187,299,699

Finance 1.6%
Alliant Holdings I, Inc. 2015 Term Loan B 5.151% (1 Month LIBOR + 3.25%), due 8/12/22	3,176,905	3,195,626
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 6.552% (3 Month LIBOR + 4.25%), due 6/21/24	54,044	54,547
2017 Term Loan 6.609% (3 Month LIBOR + 4.25%), due 6/21/24	1,147,840	1,158,521
2017 Term Loan 6.612% (3 Month LIBOR + 4.25%), due 6/21/24	5,949,954	6,005,325
Duff & Phelps Corp. 2017 Term Loan B 5.552% (3 Month LIBOR + 3.25%), due 2/13/25	6,958,333	6,961,813
Istar, Inc. (d) 2016 Term Loan B 4.891% (1 Month LIBOR + 3.00%), due 10/1/21	521,395	524,653
2016 Term Loan B 4.897% (1 Month LIBOR + 3.00%), due 10/1/21	467,862	470,787
Transplace Holdings, Inc. 1st Lien Term Loan 5.646% (1 Month LIBOR + 3.75%), due 10/7/24 (d)	2,793,000	2,799,983
USS Ultimate Holdings, Inc. 1st Lien Term Loan 5.651% (1 Month LIBOR + 3.75%), due 8/25/24	1,890,500	1,898,771
2nd Lien Term Loan 9.651% (1 Month LIBOR + 7.75%), due 8/25/25	600,000	606,000
VFH Parent LLC 2017 Refinanced Term Loan B 5.558% (3 Month LIBOR + 3.25%), due 12/30/21	911,304	916,430

		24,592,456

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare 7.5%
Acadia Healthcare Co., Inc. 2018 Term Loan B4 4.401% (1 Month LIBOR + 2.50%), due 2/16/23	$2,325,230	$2,343,639
Akorn, Inc. Term Loan B 6.188% (1 Month LIBOR + 4.25%), due 4/16/21 (d)	902,335	887,672
Albany Molecular Research, Inc. 2017 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 8/30/24	1,492,500	1,502,451
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.401% (1 Month LIBOR + 4.50%), due 10/24/23	2,086,875	2,098,180
Alvogen Pharma U.S., Inc. Term Loan 6.90% (1 Month LIBOR + 5.00%), due 4/2/22	4,248,757	4,267,345
Amneal Pharmaceuticals LLC 2018 Term Loan B TBD, due 3/7/25 (g)	5,250,000	5,258,752
Avantor, Inc. 2017 1st Lien Term Loan 5.901% (1 Month LIBOR + 4.00%), due 11/21/24	5,336,625	5,392,873
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.552% (3 Month LIBOR + 3.25%), due 9/1/24	995,000	993,756
Community Health Systems, Inc. Term Loan G 4.984% (3 Month LIBOR + 3.00%), due 12/31/19	2,122,420	2,085,809
Term Loan H 5.234% (3 Month LIBOR + 3.25%), due 1/27/21	3,339,123	3,232,459
Concentra, Inc. 2018 1st Lien Term Loan 4.53% (3 Month LIBOR + 2.75%), due 6/1/22	6,373,543	6,381,510
Curo Health Services Holdings, Inc. 2015 1st Lien Term Loan 5.811% (3 Month LIBOR + 4.00%), due 2/7/22 (d)	2,674,618	2,681,304
DaVita HealthCare Partners, Inc. Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 6/24/21	3,921,137	3,950,546

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Envision Healthcare Corp. 2016 Term Loan B 4.91% (1 Month LIBOR + 3.00%), due 12/1/23	$4,492,064	$4,509,376
Equian LLC Add on Term Loan B 5.154% (3 Month LIBOR + 3.25%), due 5/20/24	5,097,759	5,123,248
ExamWorks Group, Inc. 2017 Term Loan 5.151% (1 Month LIBOR + 3.25%), due 7/27/23	4,775,040	4,800,405
Explorer Holdings, Inc. 2016 Term Loan B 5.806% (2 Month LIBOR + 3.75%), due 5/2/23	2,431,439	2,452,714
Jaguar Holding Co. II 2018 Term Loan 4.401% (1 Month LIBOR + 2.50%), due 8/18/22	2,743,307	2,756,711
2018 Term Loan 4.802% (3 Month LIBOR + 2.50%), due 8/18/22	3,023,436	3,038,208
Kindred Healthcare, Inc. New Term Loan 5.875% (3 Month LIBOR + 3.50%), due 4/9/21	4,213,159	4,221,716
Kinetic Concepts, Inc. 2017 Term Loan B 5.552% (3 Month LIBOR + 3.25%), due 2/2/24	7,940,000	7,989,625
Onex Carestream Finance L.P. 1st Lien Term Loan 5.901% (1 Month LIBOR + 4.00%), due 6/7/19	3,626,236	3,641,346
2nd Lien Term Loan 10.401% (1 Month LIBOR + 8.50%), due 12/7/19 (g)	1,965,694	1,955,866
Ortho-Clinical Diagnostics S.A. Term Loan B 5.65% (1 Month LIBOR + 3.75%), due 6/30/21	7,112,365	7,153,517
Parexel International Corp. Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 9/27/24	3,233,750	3,245,068
Pearl Intermediate Parent LLC 2018 1st Lien Term Loan 4.647% (1 Month LIBOR + 2.75%), due 2/14/25	2,575,758	2,545,170

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
PharMerica Corp. 1st Lien Term Loan 5.395% (1 Month LIBOR + 3.50%), due 12/6/24	$1,400,000	$1,407,000
RPI Finance Trust Term Loan B6 4.302% (3 Month LIBOR + 2.00%), due 3/27/23	3,784,063	3,798,930
Select Medical Corp. 2017 Term Loan B 4.65% (1 Month LIBOR + 2.75%), due 3/1/21	4,947,826	4,980,813
2017 Term Loan B 6.50% (3 Month LIBOR + 1.75%), due 3/1/21	2,174	2,188
Team Health Holdings, Inc. 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 2/6/24	7,905,038	7,672,827
U.S. Anesthesia Partners, Inc. 2017 Term Loan 4.901% (1 Month LIBOR + 3.00%), due 6/23/24	2,733,115	2,745,928

		115,116,952

Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Comfort Holding LLC 1st Lien Term Loan 6.644% (1 Month LIBOR + 4.75%), due 2/5/24 (d)	2,772,000	2,692,305
Serta Simmons Bedding LLC 1st Lien Term Loan 5.291% (3 Month LIBOR + 3.50%), due 11/8/23	1,324,228	1,196,109
1st Lien Term Loan 5.808% (3 Month LIBOR + 3.50%), due 11/8/23	4,745,315	4,286,206

		8,174,620

Hotels, Motels, Inns & Gaming 5.8%
Affinity Gaming LLC Initial Term Loan 5.151% (1 Month LIBOR + 3.25%), due 7/1/23	3,141,711	3,165,273
AP Gaming I LLC 2018 1st Lien Term Loan 6.151% (1 Month LIBOR + 4.25%), due 2/15/24	3,077,494	3,112,116
Caesars Entertainment Operating Co. Exit Term Loan 3.901% (1 Month LIBOR + 2.00%), due 10/6/24	3,325,000	3,327,078

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 12/22/24	$9,310,000	$9,383,707
Churchill Downs, Inc. 2017 Term Loan B 3.91% (1 Month LIBOR + 2.00%), due 12/27/24	2,493,750	2,499,984
CityCenter Holdings LLC 2017 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 4/18/24	6,722,068	6,754,630
Everi Payments, Inc. Term Loan B 5.494% (2 Month LIBOR + 3.50%), due 5/9/24	5,466,250	5,494,948
Hilton Worldwide Finance LLC Term Loan B2 3.647% (1 Month LIBOR + 1.75%), due 10/25/23	5,174,122	5,215,805
La Quinta Intermediate Holdings LLC Term Loan B 5.348% (3 Month LIBOR + 3.00%), due 4/14/21	6,014,770	6,018,530
Las Vegas Sands LLC 2018 Term Loan B 3.651% (1 Month LIBOR + 1.75%), due 3/27/25	4,210,442	4,230,442
MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.901% (1 Month LIBOR + 2.00%), due 4/25/23	6,448,403	6,484,675
Penn National Gaming, Inc. 2017 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 1/19/24	1,578,020	1,586,403
♦Scientific Games International, Inc. 2018 Term Loan B5 4.651% (1 Month LIBOR + 2.75%), due 8/14/24	2,874,266	2,891,431
2018 Term Loan B5 4.744% (2 Month LIBOR + 2.75%), due 8/14/24	12,124,248	12,196,654
Station Casinos LLC 2016 Term Loan B 4.41% (1 Month LIBOR + 2.50%), due 6/8/23	6,557,191	6,578,666

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
UFC Holdings LLC 1st Lien Term Loan 5.16% (1 Month LIBOR + 3.25%), due 8/18/23	$5,994,764	$6,023,665
Wyndham Hotels & Resorts, Inc. Term Loan B TBD, due 3/28/25 (g)	3,500,000	3,524,790

		88,488,797

Insurance 2.9%
AmWINS Group, Inc. 2017 Term Loan B 4.644% (1 Month LIBOR + 2.75%), due 1/25/24	1,428,571	1,436,964
2017 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 1/25/24	3,508,929	3,529,544
2017 2nd Lien Term Loan 8.651% (1 Month LIBOR + 6.75%), due 1/25/25	728,571	732,864
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.151% (1 Month LIBOR + 3.25%), due 10/22/24	2,487,500	2,496,828
Asurion LLC 2017 Term Loan B4 4.651% (1 Month LIBOR + 2.75%), due 8/4/22	3,672,481	3,696,198
2018 Term Loan B6 4.651% (1 Month LIBOR + 2.75%), due 11/3/23	3,521,959	3,547,275
2017 2nd Lien Term Loan 7.901% (1 Month LIBOR + 6.00%), due 8/4/25	1,000,000	1,027,500
Hub International, Ltd. 2018 Term Loan B TBD, due 4/25/25	4,676,471	4,705,984
MPH Acquisition Holdings LLC 2016 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 6/7/23	3,786,744	3,805,677
NFP Corp. Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 1/8/24	2,468,750	2,479,037
♦Sedgwick Claims Management Services, Inc. 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 3/1/21	4,273,673	4,272,147

	Principal Amount	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc. (continued)
2nd Lien Term Loan 7.651% (1 Month LIBOR + 5.75%), due 2/28/22	$6,800,000	$6,851,000
USI, Inc. 2017 Repriced Term Loan 5.302% (3 Month LIBOR + 3.00%), due 5/16/24	5,477,500	5,486,631

		44,067,649

Leisure, Amusement, Motion Pictures & Entertainment 2.9%
Boyd Gaming Corp. Term Loan B3 4.244% (1 Week LIBOR + 2.50%), due 9/15/23	4,047,861	4,066,974
Creative Artists Agency LLC, 2018 Term Loan B	3,872,647	3,898,466
Fitness International LLC 2018 Term Loan A 4.791% (3 Month LIBOR + 2.75%), due 4/18/23	612,670	611,139
2018 Term Loan A 5.105% (3 Month LIBOR + 2.75%), due 4/18/23	612,670	611,139
2018 Term Loan A 5.253% (3 Month LIBOR + 2.75%), due 4/18/23	614,659	613,123
2018 Term Loan B 5.291% (3 Month LIBOR + 3.25%), due 4/18/25	870,822	872,999
2018 Term Loan B 5.605% (3 Month LIBOR + 3.25%), due 4/18/25	870,822	872,999
2018 Term Loan B 5.753% (3 Month LIBOR + 3.25%), due 4/18/25	870,822	872,999
Intrawest Resorts Holdings, Inc. Term Loan B1 4.901% (1 Month LIBOR + 3.00%), due 7/31/24	3,491,250	3,504,342
LTF Merger Sub, Inc. 2017 Term Loan B 4.734% (3 Month LIBOR + 2.75%), due 6/10/22	4,918,534	4,930,831
Recess Holdings, Inc. (d) 2017 1st Lien Term Loan 6.203% (6 Month LIBOR + 3.75%), due 9/29/24	876,548	880,930
2017 2nd Lien Term Loan 10.203% (6 Month LIBOR + 7.75%), due 9/29/25	1,200,000	1,173,000
Six Flags Theme Parks, Inc. 2015 Term Loan B 3.65% (1 Month LIBOR + 1.75%), due 6/30/22	3,432,249	3,447,265

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment (continued)
TKC Holdings, Inc. 2017 1st Lien Term Loan 6.16% (1 Month LIBOR + 4.25%), due 2/1/23	$3,836,250	$3,870,776
2017 2nd Lien Term Loan 9.91% (1 Month LIBOR + 8.00%), due 2/1/24	1,100,000	1,106,187
Travel Leaders Group LLC New 2017 1st Lien Term Loan 6.35% (3 Month LIBOR + 4.50%), due 1/25/24	2,971,297	2,991,106
TriMark USA LLC 2017 1st Lien Term Loan 5.401% (1 Month LIBOR + 3.50%), due 8/28/24	2,786,299	2,801,392
William Morris Endeavor Entertainment LLC 1st Lien Term Loan 5.16% (1 Month LIBOR + 3.25%), due 5/6/21	4,877,280	4,923,005
2nd Lien Term Loan 9.151% (1 Month LIBOR + 7.25%), due 5/6/22	1,866,667	1,880,667

		43,929,339

Machinery 0.1%
Apergy Corp. 2018 1st Lien Term Loan TBD, due 4/20/25 (g)	1,400,000	1,407,584

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.6%
Anvil International LLC Term Loan B 6.41% (1 Month LIBOR + 4.50%), due 8/1/24 (d)	4,171,563	4,192,420
Columbus McKinnon Corp. 2018 Term Loan B 4.802% (3 Month LIBOR + 2.50%), due 1/31/24 (d)	3,704,346	3,732,128
CPM Holdings, Inc. Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 4/11/22	1,939,957	1,962,387
Power Products LLC (d) 2017 Term Loan B 5.937% (3 Month LIBOR + 4.00%), due 12/20/22	12,695	12,838
2017 Term Loan B 6.362% (3 Month LIBOR + 4.00%), due 12/20/22	5,014,532	5,070,946

	Principal Amount	Value
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Pro Mach Group, Inc. 2018 Term Loan B 5.035% (3 Month LIBOR + 3.00%), due 3/7/25	$1,000,000	$1,001,786
Rexnord LLC 2017 Term Loan B 4.148% (1 Month LIBOR + 2.25%), due 8/21/24	4,359,640	4,386,888
Welbilt, Inc. 2016 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 3/3/23	1,671,795	1,686,423
Zodiac Pool Solutions LLC 2017 1st Lien Term Loan 6.302% (3 Month LIBOR + 4.00%), due 12/20/23	3,160,080	3,160,080

		25,205,896

Mining, Steel, Iron & Non-Precious Metals 1.6%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 5.651% (1 Month LIBOR + 3.75%), due 3/21/25	2,750,000	2,767,188
Fairmount Santrol, Inc. 2017 Term Loan B 8.302% (3 Month LIBOR + 6.00%), due 11/1/22	5,962,500	6,004,732
Gates Global LLC 2017 Repriced Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 4/1/24	2,730,130	2,745,913
GrafTech Finance, Inc. 2018 Term Loan B 5.395% (1 Month LIBOR + 3.50%), due 2/12/25 (d)	4,666,667	4,672,500
Minerals Technologies, Inc. 2017 Term Loan B 4.15% (1 Month LIBOR + 2.25%), due 2/14/24	1,032,185	1,040,571
2017 Term Loan B 4.54% (3 Month LIBOR + 2.25%), due 2/14/24	431,877	435,386
MRC Global (US) Inc. 2017 1st Lien Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 9/20/24	3,291,750	3,302,037
U.S. Silica Co. 2018 Term Loan B TBD, due 3/4/25 (g)	3,500,000	3,524,062

		24,492,389

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas 1.8%
Ascent Resources—Marcellus LLC 2018 1st Lien Term Loan 8.387% (1 Month LIBOR + 6.50%), due 3/30/23	$333,333	$333,333
Chesapeake Energy Corp. Term Loan 9.444% (3 Month LIBOR + 7.50%), due 8/23/21	2,166,667	2,292,604
Drillship Hydra Owners, Inc. Term Loan 8.00% (3 Month LIBOR + 0.80%), due 9/20/24 (d)	336,947	352,952
Fieldwood Energy LLC Exit 1st Lien TL 7.151% (1 Month LIBOR + 5.25%), due 4/11/22	805,556	807,570
Exit 2nd Lien TL 9.151% (1 Month LIBOR + 7.25%), due 4/11/23	1,087,500	1,045,359
HGIM Corp. Term Loan B TBD (PRIME + 3.50%), due 6/18/20 (e)(f)(g)	2,051,114	779,424
Lucid Energy Group II LLC 2018 1st Lien Term Loan 4.897% (1 Month LIBOR + 3.00%), due 2/17/25 (d)	2,600,000	2,587,000
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan TBD, due 4/4/25	6,000,000	5,960,358
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.151% (1 Month LIBOR + 3.25%), due 10/30/24	1,396,500	1,399,119
Philadelphia Energy Solutions LLC (e) DIP Term Loan A 8.151% (1 Month LIBOR + 6.25%), due 7/31/18 (d)	1,250,825	1,261,244
Term Loan B 8.75% (PRIME + 4.00%), due 4/4/19	2,118,447	1,676,221
Seadrill Partners Finco LLC Term Loan B 8.302% (3 Month LIBOR + 6.00%), due 2/21/21 (g)	4,233,449	3,624,891
Summit Midstream Partners Holdings LLC Term Loan B 7.901% (1 Month LIBOR + 6.00%), due 5/13/22	2,816,000	2,844,160

	Principal Amount	Value
Oil & Gas (continued)
Traverse Midstream Partners LLC 2017 Term Loan 5.85% (3 Month LIBOR + 4.00%), due 9/27/24	$2,000,000	$2,009,688

		26,973,923

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 3.901% (1 Month LIBOR + 2.00%), due 10/31/23	4,261,950	4,268,343
Hillman Group, Inc. Term Loan B 5.802% (3 Month LIBOR + 3.50%), due 6/30/21	1,454,660	1,466,176
KIK Custom Products, Inc. 2015 Term Loan B 5.90% (1 Week LIBOR + 4.00%), due 5/15/23	1,500,000	1,513,228
Prestige Brands, Inc. Term Loan B4 3.901% (1 Month LIBOR + 2.00%), due 1/26/24	2,760,005	2,772,820
Revlon Consumer Products Corp. 2016 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 9/7/23	3,119,167	2,431,001
Spectrum Brands, Inc. 2017 Term Loan B 3.791% (3 Month LIBOR + 2.00%), due 6/23/22	540,822	540,146
2017 Term Loan B 3.994% (2 Month LIBOR + 2.00%), due 6/23/22	576,927	576,206
2017 Term Loan B 4.056% (2 Month LIBOR + 2.00%), due 6/23/22	667,728	666,894
SRAM LLC 2018 Term Loan B 4.647% (1 Month LIBOR + 2.75%), due 3/15/24	3,179,043	3,188,978
2018 Term Loan B 4.808% (2 Month LIBOR + 2.75%), due 3/15/24	3,311,503	3,321,852
2018 Term Loan B 6.50% (3 Month LIBOR + 1.75%), due 3/15/24	48,216	48,367
Varsity Brands, Inc. 2017 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 12/15/24	4,488,750	4,518,205

		25,312,216

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Personal, Food & Miscellaneous Services 1.6%
Aramark Services, Inc. 2017 Term Loan B1 3.901% (1 Month LIBOR + 2.00%), due 3/11/25	$3,990,000	$4,012,444
Golden Nugget, Inc. 2017 Incremental Term Loan 4.645% (1 Month LIBOR + 2.75%), due 10/4/23	2,063,850	2,077,036
2017 Incremental Term Loan 4.651% (1 Month LIBOR + 2.75%), due 10/4/23	2,699,852	2,717,101
IRB Holding Corp. 1st Lien Term Loan 5.128% (1 Month LIBOR + 3.25%), due 2/5/25	1,555,556	1,570,139
1st Lien Term Loan 5.248% (2 Month LIBOR + 3.25%), due 2/5/25	1,944,444	1,962,674
KFC Holding Co. 2018 Term Loan B 3.644% (1 Month LIBOR + 1.75%), due 4/3/25	4,947,544	4,981,558
Weight Watchers International, Inc. 2017 Term Loan B 6.64% (1 Month LIBOR + 4.75%), due 11/29/24	1,230,682	1,240,296
2017 Term Loan B 7.06% (3 Month LIBOR + 4.75%), due 11/29/24	5,681,818	5,726,204

		24,287,452

Printing & Publishing 0.7%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 6.147% (1 Month LIBOR + 4.25%), due 6/7/23	1,324,104	1,190,866
Getty Images, Inc. Term Loan B 5.802% (3 Month LIBOR + 3.50%), due 10/18/19	3,493,818	3,319,127
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.901% (1 Month LIBOR + 4.00%), due 5/4/22	3,536,714	3,461,558
Prometric Holdings, Inc. 1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 1/29/25	2,225,000	2,241,688

		10,213,239

	Principal Amount	Value
Retail Store 4.4%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.401% (1 Month LIBOR + 3.50%), due 9/26/24	$5,373,000	$4,591,674
American Tire Distributors Holdings, Inc. 2015 Term Loan 6.244% (2 Month LIBOR + 4.25%), due 9/1/21	3,234,131	2,832,559
Bass Pro Group LLC Term Loan B 6.901% (1 Month LIBOR + 5.00%), due 9/25/24	4,975,000	4,998,323
Belk, Inc. Term Loan 7.088% (3 Month LIBOR + 4.75%), due 12/12/22	2,418,183	2,053,441
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.391% (1 Month LIBOR + 3.50%), due 2/3/24	6,824,218	6,847,482
2017 2nd Lien Term Loan 9.391% (1 Month LIBOR + 7.50%), due 2/3/25	1,500,000	1,514,196
CNT Holdings III Corp. 2017 Term Loan 5.16% (1 Month LIBOR + 3.25%), due 1/22/23	1,519,780	1,483,685
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 8/18/23	3,590,693	3,603,159
Leslie’s Poolmart, Inc. 2016 Term Loan 5.401% (1 Month LIBOR + 3.50%), due 8/16/23	4,835,381	4,877,691
Michaels Stores, Inc. 2016 Term Loan B1 4.644% (1 Month LIBOR + 2.75%), due 1/30/23	1,583,903	1,592,317
2016 Term Loan B1 4.647% (1 Month LIBOR + 2.75%), due 1/30/23	273,087	274,537
2016 Term Loan B1 4.651% (1 Month LIBOR + 2.75%), due 1/30/23	4,222,262	4,244,690
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 5.141% (1 Month LIBOR + 3.25%), due 10/25/20	2,902,811	2,551,365
Party City Holdings, Inc. 2018 Term Loan B 4.66% (1 Month LIBOR + 2.75%), due 8/19/22	2,091,034	2,104,713

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Party City Holdings, Inc. (continued)
2018 Term Loan B 4.75% (2 Month LIBOR + 2.75%), due 8/19/22	$449,294	$452,233
2018 Term Loan B 4.81% (2 Month LIBOR + 2.75%), due 8/19/22	2,481,637	2,497,872
2018 Term Loan B 5.28% (3 Month LIBOR + 2.75%), due 8/19/22	2,473,826	2,490,010
Petco Animal Supplies, Inc. 2017 Term Loan B 5.609% (3 Month LIBOR + 3.25%), due 1/26/23	3,608,665	2,476,447
PetSmart, Inc. Term Loan B2 4.89% (1 Month LIBOR + 3.00%), due 3/11/22	5,065,167	3,963,493
Sally Holdings LLC Term Loan B2 4.50% (3 Month LIBOR + 0.00%), due 7/5/24	3,333,333	3,289,583
Staples, Inc. 2017 Term Loan B 5.787% (3 Month LIBOR + 4.00%), due 9/12/24	8,312,500	8,220,838

		66,960,308

Telecommunications 3.0%
Avaya, Inc. Exit Term Loan B 6.647% (1 Month LIBOR + 4.75%), due 12/15/24	2,493,750	2,519,857
CenturyLink, Inc. 2017 Term Loan B 4.651% (1 Month LIBOR + 2.75%), due 1/31/25	4,987,500	4,911,132
CSC Holdings LLC 2018 Term Loan B 4.397% (1 Month LIBOR + 2.50%), due 1/25/26	3,750,000	3,757,811
Frontier Communications Corp. 2017 Term Loan B1 5.66% (1 Month LIBOR + 3.75%), due 6/15/24	2,977,500	2,936,559
Onvoy LLC 2017 1st Lien Term Loan B 6.802% (3 Month LIBOR + 4.50%), due 2/10/24	3,834,632	3,705,213
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 4.787% (3 Month LIBOR + 3.00%), due 11/3/23	2,089,474	2,083,669

	Principal Amount	Value
Telecommunications (continued)
Radiate Holdco LLC 1st Lien Term Loan 4.901% (1 Month LIBOR + 3.00%), due 2/1/24	$5,544,000	$5,493,178
SBA Senior Finance II LLC 2018 Term Loan B 3.90% (1 Month LIBOR + 2.00%), due 4/11/25	6,527,482	6,541,079
Sprint Communications, Inc. 1st Lien Term Loan B 4.438% (1 Month LIBOR + 2.50%), due 2/2/24	4,950,000	4,960,831
Syniverse Holdings, Inc.
2018 1st Lien Term Loan 6.895% (1 Month LIBOR + 5.00%), due 3/9/23	3,750,000	3,787,500
2018 2nd Lien Term Loan 10.895% (1 Month LIBOR + 9.00%), due 3/11/24 (d)	1,000,000	1,011,250
West Corp. 2017 Term Loan 5.901% (1 Month LIBOR + 4.00%), due 10/10/24	3,958,554	3,972,164

		45,680,243

Utilities 2.9%
Astoria Energy LLC Term Loan B 5.91% (1 Month LIBOR + 4.00%), due 12/24/21	3,255,281	3,268,846
Calpine Corp. Term Loan B5 4.81% (3 Month LIBOR + 2.50%), due 1/15/24	5,488,657	5,509,541
Compass Power Generation LLC 2017 Term Loan B 6.052% (3 Month LIBOR + 3.75%), due 12/20/24	1,625,925	1,643,539
Dayton Power & Light Co. Term Loan B 3.91% (1 Month LIBOR + 2.00%), due 8/24/22 (d)	493,750	495,602
♦Dynegy, Inc. 2017 Term Loan C2 4.398% (1 Month LIBOR + 2.50%), due 2/7/24	2,187,596	2,201,019
EIF Channelview Cogeneration LLC
2018 Term Loan B TBD, due 4/11/25 (g)	3,500,000	3,526,250
Term Loan B 7.00% (PRIME + 2.25%), due 5/8/20 (d)	3,335,538	3,318,860

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities (continued)
Entergy Rhode Island State Energy L.P. Term Loan B 6.66% (1 Month LIBOR + 4.75%), due 12/17/22	$1,894,422	$1,902,710
ExGen Renewables IV LLC Term Loan B 4.99% (3 Month LIBOR + 3.00%), due 11/28/24 (d)	2,496,250	2,511,852
Granite Acquisition, Inc.
Term Loan C 5.802% (3 Month LIBOR + 3.50%), due 12/19/21	88,897	89,849
Term Loan B 5.808% (3 Month LIBOR + 3.50%), due 12/19/21	3,884,978	3,926,602
2nd Lien Term Loan B 9.552% (3 Month LIBOR + 7.25%), due 12/19/22	1,521,278	1,533,639
Helix Gen Funding LLC Term Loan B 5.651% (1 Month LIBOR + 3.75%), due 6/2/24	5,520,056	5,564,907
Southeast PowerGen LLC Term Loan B 5.41% (1 Month LIBOR + 3.50%), due 12/2/21	1,675,024	1,553,585
TEX Operations Co. LLC
Exit Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 8/4/23	3,216,429	3,235,862
Exit Term Loan C 4.401% (1 Month LIBOR + 2.50%), due 8/4/23	571,429	574,881
Texas Competitive Electric Holdings Co. LLC (d)(e)(f)(g)(h)
Non-Extended Term Loan TBD, due 10/10/17	3,250,000	1,431,300
Extended Term Loan TBD, due 10/10/17	3,250,000	1,465,100
Vistra Operations Co. LLC
2016 Term Loan B2 4.146% (1 Month LIBOR + 2.25%), due 12/14/23	820,313	825,553
2016 Term Loan B2 4.151% (1 Month LIBOR + 2.25%), due 12/14/23	259,766	261,425

		44,840,922

Total Floating Rate Loans (Cost $1,271,751,759)		1,269,968,847

	Principal Amount	Value
Foreign Floating Rate Loans 8.5% (c)
Beverage, Food & Tobacco 0.2%
Jacobs Douwe Egberts International B.V. Term Loan B5 4.063% (3 Month LIBOR + 2.25%), due 7/2/22 (d)	$3,193,878	$3,213,840

Broadcasting & Entertainment 0.4%
Numericable Group S.A.
Term Loan B11 4.651% (1 Month LIBOR + 2.75%), due 7/31/25	1,972,556	1,946,667
Term Loan B12 5.348% (3 Month LIBOR + 3.00%), due 1/31/26	3,979,975	3,930,225

		5,876,892

Chemicals, Plastics & Rubber 1.0%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 5.206% (3 Month LIBOR + 3.25%), due 9/13/23	2,614,701	2,629,409
Alpha 3 B.V. 2017 Term Loan B1 5.302% (3 Month LIBOR + 3.00%), due 1/31/24	3,970,000	3,991,506
Diamond (BC) B.V. Term Loan 4.994% (2 Month LIBOR + 3.00%), due 9/6/24	3,325,000	3,316,687
Flint Group GmbH (d)
Term Loan C 5.10% (3 Month LIBOR + 3.00%), due 9/7/21	1,375	1,306
Term Loan C 5.359% (3 Month LIBOR + 3.00%), due 9/7/21	529,330	502,863
Oxea Holding Drei GmbH 2017 Term Loan B2 5.875% (3 Month LIBOR + 3.50%), due 10/11/24 (d)	4,477,500	4,488,694

		14,930,465

Diversified/Conglomerate Manufacturing 0.5%
Bright Bidco B.V.
2018 Term Loan B 5.401% (1 Month LIBOR + 3.50%), due 6/30/24	690,647	700,144
2018 Term Loan B 5.802% (3 Month LIBOR + 3.50%), due 6/30/24	3,279,353	3,324,443

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Garda World Security Corp. 2017 Term Loan 5.506% (3 Month LIBOR + 3.50%), due 5/24/24	$3,533,696	$3,565,499

		7,590,086

Diversified/Conglomerate Service 0.3%
SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4 TBD, due 4/16/25	4,679,853	4,708,452

Electronics 0.8%
Avast Software B.V. 2017 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 9/30/23	4,392,680	4,414,643
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.151% (1 Month LIBOR + 3.25%), due 10/3/23	1,477,612	1,487,112
Oberthur Technologies S.A. 2016 Term Loan B1 6.052% (3 Month LIBOR + 3.75%), due 1/10/24	2,250,527	2,238,149
Trader Corp. 2017 Term Loan B 5.295% (3 Month LIBOR + 3.00%), due 9/28/23 (d)	4,034,981	4,034,981

		12,174,885

Healthcare, Education & Childcare 1.1%
Endo Luxembourg Finance Co. I S.A.R.L. 2017 Term Loan B 6.188% (1 Month LIBOR + 4.25%), due 4/29/24	7,150,511	7,096,883
Mallinckrodt International Finance S.A. Term Loan B 5.203% (3 Month LIBOR + 2.75%), due 9/24/24	2,313,547	2,296,609
Valeant Pharmaceuticals International, Inc. Term Loan B Series F4 5.394% (1 Month LIBOR + 3.50%), due 4/1/22	7,683,865	7,765,944

		17,159,436

Hotels, Motels, Inns & Gaming 0.8%
Belmond Interfin, Ltd. Dollar Term Loan 4.651% (1 Month LIBOR + 2.75%), due 7/3/24	2,382,000	2,387,955

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.901% (1 Month LIBOR + 2.00%), due 11/30/23	$493,750	$496,748
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.473% (3 Month LIBOR + 3.00%), due 12/1/23	900,000	906,000
GVC Holdings PLC 2018 Term Loan TBD, due 3/15/24 (g)	2,000,000	1,998,750
Stars Group Holdings B.V. 2018 USD Term Loan B 5.325% (3 Month LIBOR + 3.00%), due 4/6/25	6,955,021	6,982,841

		12,772,294

Leisure, Amusement, Motion Pictures & Entertainment 1.0%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.40% (1 Month LIBOR + 2.50%), due 6/30/23	4,405,375	4,427,402
Delta 2 (Luxembourg) S.A.R.L. 2018 Term Loan 4.401% (1 Month LIBOR + 2.50%), due 2/1/24	6,650,036	6,658,349
DHX Media, Ltd. Term Loan B 5.651% (1 Month LIBOR + 3.75%), due 12/29/23	2,729,375	2,743,022
Lions Gate Entertainment Corp. 2018 Term Loan B 4.148% (3 Month LIBOR + 2.25%), due 3/24/25	1,750,000	1,749,270

		15,578,043

Oil & Gas 0.3%
EG Group, Ltd. 2018 Term Loan B 6.338% (3 Month LIBOR + 4.00%), due 2/6/25	2,800,000	2,798,250
MEG Energy Corp. 2017 Term Loan B 5.81% (3 Month LIBOR + 3.50%), due 12/31/23	570,000	570,509
Pacific Drilling S.A. Term Loan B TBD (PRIME + 4.50%), due 6/3/18 (e)(f)(g)	2,978,889	1,072,400

		4,441,159

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) 0.5%
Array Canada, Inc. Term Loan B 7.302% (3 Month LIBOR + 5.00%), due 2/10/23	$1,774,017	$1,765,147
Titan Acquisition, Ltd. 2018 Term Loan B 5.056% (2 Month LIBOR + 3.00%), due 3/28/25	5,625,000	5,630,276

		7,395,423

Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.151% (1 Month LIBOR + 2.25%), due 2/16/24	2,531,634	2,535,325

Printing & Publishing 0.4%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.33% (3 Month LIBOR + 3.50%), due 8/15/22	6,382,407	6,392,376

Retail Store 0.2%
EG Finco, Ltd. 2018 Term Loan 6.14% (3 Month LIBOR + 4.00%), due 2/6/25	3,500,000	3,501,459

Telecommunications 0.8%
Digicel International Finance, Ltd. 2017 Term Loan B 5.61% (3 Month LIBOR + 3.25%), due 5/28/24	970,126	967,700
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 5.706% (3 Month LIBOR + 3.75%), due 11/27/23	4,702,081	4,730,002
Telesat Canada Term Loan B4 4.41% (3 Month LIBOR + 2.50%), due 11/17/23	6,751,186	6,773,688

		12,471,390

Total Foreign Floating Rate Loans (Cost $132,103,301)		130,741,525

Total Long-Term Bonds (Cost $1,461,150,779)		1,458,035,074

	Shares	Value
Affiliated Investment Companies 0.1%
Fixed Income Funds 0.1%
MainStay MacKay High Yield Corporate Bond Fund Class I	217,584	$1,227,173

Total Affiliated Investment Companies (Cost $1,255,443)		1,227,173

Common Stocks 0.6%
Beverages 0.0%‡
Nellson Nutraceutical, Inc. (d)(g)(h)(i)	379	0

Energy Equipment & Services 0.1%
Ocean Rig UDW, Inc., Class A (i)	75,655	1,835,390

Equity Real Estate Investment Trusts 0.1%
VICI Properties, Inc. (i)	104,245	1,895,174

Hotels, Restaurants & Leisure 0.1%
Caesars Entertainment Corp. (i)	71,926	816,360

Metals & Mining 0.2%
AFGlobal Corp. (d)(g)(h)(i)	60,753	3,371,792

Oil & Gas 0.0%‡
Templar Energy Corp., Class B (d)(g)(h)(i)	60,655	704
Templar Energy LLC, Class A (d)(g)(h)(i)	60,049	69,656

		70,360

Oil, Gas & Consumable Fuels 0.1%
Ascent Resources (d)(g)(h)(i)	244,062	768,795

Total Common Stocks (Cost $8,625,752)		8,757,871

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (b)(d)(g)(h)(i)	77,179	249,202

Total Preferred Stocks (Cost $379,311)		249,202

	Number of Warrants
Warrants 0.0%‡
Oil & Gas 0.0%‡
Ascent Resources (d)(g)(h)(i)
1st Lien Warrants Expires 3/30/30	23,368	3,038

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value
Warrants (continued)
Oil & Gas (continued)
Ascent Resources (d)(g)(h)(i) (continued)
2nd Lien Tranche A Expires 3/30/30	30,044	$5,108
2nd Lien Tranche B Expires 3/30/30	62,000	4,650

Total Warrants (Cost $12,796)		12,796

	Principal Amount
Short-Term Investments 8.1%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $2,429,057 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $2,355,000 and a Market Value of $2,482,281)	$2,429,007	2,429,007

Total Repurchase Agreement (Cost $2,429,007)		2,429,007

U.S. Government & Federal Agencies 7.9% (j)
1.60%, due 5/17/18	7,107,000	7,102,021
1.604%, due 5/17/18	15,085,000	15,074,400
1.621%, due 5/3/18	66,741,000	66,735,077
1.623%, due 5/3/18	4,980,000	4,979,557
1.654%, due 5/31/18	2,241,000	2,237,957
1.657%, due 5/17/18	23,276,000	23,259,117
1.658%, due 5/17/18	2,323,000	2,321,313

Total U.S. Government & Federal Agencies (Cost $121,709,442)		121,709,442

Total Short-Term Investments (Cost $124,138,449)		124,138,449

Total Investments (Cost $1,595,562,530)	103.7%	1,592,420,565
Other Assets, Less Liabilities	(3.7)	(56,106,532)
Net Assets	100.0%	$1,536,314,033

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Issue in default.

(f)	Issue in non-accrual status.

(g)	Illiquid security—As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $46,989,797, which represented 3.1% of the Fund’s net assets.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $7,369,345, which represented 0.5% of the Fund’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$57,324,702	$—	$57,324,702
Floating Rate Loans (b)	—	1,161,450,634	108,518,213	1,269,968,847
Foreign Floating Rate Loans (c)	—	118,499,841	12,241,684	130,741,525

Total Long-Term Bonds	—	1,337,275,177	120,759,897	1,458,035,074

Affiliated Investment Companies
Fixed Income Funds	1,227,173	—	—	1,227,173
Common Stocks (d)	4,546,924	—	4,210,947	8,757,871
Preferred Stocks (e)	—	—	249,202	249,202
Warrants (f)	—	—	12,796	12,796
Short-Term Investments
Repurchase Agreement	—	2,429,007	—	2,429,007
U.S. Government & Federal Agencies	—	121,709,442	—	121,709,442

Total Short-Term Investments	—	124,138,449	—	124,138,449

Total Investments in Securities	$5,774,097	$1,461,413,626	$125,232,842	$1,592,420,565

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $108,518,213 are held within the Floating Rate Loans section of the Portfolio of Investments. Of these level 3 securities, $105,621,813 were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $12,241,684 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments, were valued by a pricing service without adjustment.

(d)	The Level 3 securities valued at $3,371,792, $70,360, and $768,795 are held in Metals & Mining, Oil & Gas, and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $249,202 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $12,796 are held in Oil & Gas within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $58,010,892 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

As of April 30, 2018, a security with a market value of $26,967,489 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

32	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2018 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$5,155,125	$6,182	$(7,988)	$100,721	$3,430,011	$(1,409,236)	$7,903,750	$(2,518,750)	$12,659,815	$100,721
Banking	5,776,176	1,271	5,615	1,399	2,521,330	(1,250,813)	5,519,362	(4,567,207)	8,007,133	18,991
Beverage, Food & Tobacco	1,999,800	1,608	543	(24,354)	—	(57,750)	—	—	1,919,847	(24,354)
Broadcasting & Entertainment	—	5,201	643	118,852	—	(26,250)	2,451,022	—	2,549,468	118,852
Buildings & Real Estate	3,050,230	(533)	(160)	4,396	3,041,846	(3,056,497)	—	—	3,039,282	12,633
Chemicals, Plastics & Rubber	9,123,683	4,889	35	11,270	—	(15,000)	—	(2,628,683)	6,496,194	11,270
Containers, Packaging & Glass	7,832,119	2,654	12,469	(126,025)	—	(5,719,342)	993,607	—	2,995,482	(69,220)
Diversified/Conglomerate Manufacturing	—	1,119	57	41,578	4,927,224	(14,438)	2,113,125	—	7,068,665	41,578
Diversified/Conglomerate Service	4,354,900	4,711	252	(18,436)	2,981,570	(47,041)	3,590,730	—	10,866,686	(18,436)
Electronics	3,916,074	8,342	81,497	(83,483)	3,142,141	(5,036,163)	7,076,681	(416,074)	8,689,015	(49,348)
Finance	1,066,449	2,951	486	(30,531)	—	(68,432)	2,824,500	—	3,795,423	(30,531)
Healthcare, Education & Childcare	10,144,111	24	(25,962)	(61,124)	—	(11,102,084)	4,614,011	—	3,568,976	(42,161)
Home and Office Furnishings, Housewares & Durable Consumer Products	—	1,976	120	180,558	—	(14,000)	2,523,651	—	2,692,305	180,558
Hotels, Motels, Inns & Gaming	3,139,393	(288)	15	(39,505)	21	(3,099,636)	—	—	—	—
Leisure, Amusement, Motion Pictures & Entertainment	3,058,000	387	3,708	(11,503)	19	(4,386)	883,705	(1,876,000)	2,053,930	(11,503)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	3,203,438	(574)	(782)	38,184	4,870,031	(189,319)	5,087,354	—	13,008,332	38,184
Mining, Steel, Iron & Non-Precious Metals	3,312,375	632	—	28,522	4,643,346	—	—	(3,312,375)	4,672,500	28,522
Oil & Gas	1,656,726	18,930	4	495,220	3,812,827	(2,220,278)	437,767	—	4,201,196	33,689
Retail Store	3,308,333	—	—	—	—	—	—	(3,308,333)	—	—
Telecommunications	1,318,638	1,951	1,488	11,354	985,019	(1,307,200)	—	—	1,011,250	25,916
Utilities	2,590,900	18,446	240	478,651	2,510,019	(135,770)	3,760,228	—	9,222,714	478,651
Foreign Floating Rate Loans
Beverage, Food & Tobacco	2,638,125	1,250	6,433	(16,832)	16	(2,625,000)	3,209,848	—	3,213,840	2,856
Chemicals, Plastics & Rubber	2,634,543	752	67	(4,257)	—	(25,250)	5,021,551	(2,634,543)	4,992,863	(4,257)
Electronics	4,369,543	(916)	667	11,200	—	(345,513)	—	—	4,034,981	11,200
Leisure, Amusement, Motion Pictures & Entertainment	7,195,078	236	671	(39,912)	—	(4,416,377)	—	(2,739,696)	—	—
Personal & Nondurable Consumer Products (Manufacturing Only)	2,965,828	—	—	—	—	—	—	(2,965,828)	—	—
Common Stocks
Metals & Mining	2,460,496	—	—	911,296	—	—	—	—	3,371,792	911,296
Oil & Gas	295,391	—	—	(231,133)	774,897	—	—	—	839,155	(231,133)
Preferred Stocks									—
Oil & Gas	312,415	—	—	(63,213)	—	—	—	—	249,202	(63,213)
Warrants									—
Oil & Gas	—	—	—	—	12,796	—	—	—	12,796	—

Total	$96,877,889	$81,201	$80,118	$1,682,893	$37,653,113	$(42,185,775)	$58,010,892	$(26,967,489)	$125,232,842	$1,470,761

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,594,307,087)	$1,591,193,392
Investment in affiliated investment companies, at value (identified cost $1,255,443)	1,227,173
Cash	114
Receivables:
Investment securities sold	7,217,194
Dividends and interest	5,710,106
Fund shares sold	4,129,101
Other assets	143,628

Total assets	1,609,620,708

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	7,078
Payables:
Investment securities purchased	69,682,749
Fund shares redeemed	1,557,817
Manager (See Note 3)	735,882
NYLIFE Distributors (See Note 3)	209,857
Transfer agent (See Note 3)	149,066
Shareholder communication	137,247
Professional fees	65,515
Custodian	9,870
Trustees	2,903
Dividend payable	742,268
Accrued expenses	6,423

Total liabilities	73,306,675

Net assets	$1,536,314,033

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$164,461
Additional paid-in capital	1,583,822,248

1,583,986,709
Distributions in excess of net investment income	(311,108)
Accumulated net realized gain (loss) on investments and unfunded commitments	(44,212,525)
Net unrealized appreciation (depreciation) on investments	(3,141,965)
Net unrealized appreciation (depreciation) on unfunded commitments	(7,078)

Net assets	$1,536,314,033

Class A
Net assets applicable to outstanding shares	$389,940,458

Shares of beneficial interest outstanding	41,750,700

Net asset value per share outstanding	$9.34
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.63

Investor Class
Net assets applicable to outstanding shares	$21,393,222

Shares of beneficial interest outstanding	2,290,471

Net asset value per share outstanding	$9.34
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.63

Class B
Net assets applicable to outstanding shares	$5,722,207

Shares of beneficial interest outstanding	612,193

Net asset value and offering price per share outstanding	$9.35

Class C
Net assets applicable to outstanding shares	$147,040,595

Shares of beneficial interest outstanding	15,737,396

Net asset value and offering price per share outstanding	$9.34

Class I
Net assets applicable to outstanding shares	$972,053,875

Shares of beneficial interest outstanding	104,052,998

Net asset value and offering price per share outstanding	$9.34

Class R3
Net assets applicable to outstanding shares	$163,676

Shares of beneficial interest outstanding	17,517

Net asset value and offering price per share outstanding	$9.34

34	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$37,364,580
Other income	6,249

Total income	37,370,829

Expenses
Manager (See Note 3)	4,373,144
Distribution/Service—Class A (See Note 3)	464,655
Distribution/Service—Investor Class (See Note 3)	26,058
Distribution/Service—Class B (See Note 3)	30,106
Distribution/Service—Class C (See Note 3)	741,543
Distribution/Service—Class R3 (See Note 3)	256
Transfer agent (See Note 3)	1,207,565
Registration	80,369
Professional fees	79,416
Shareholder communication	63,295
Trustees	16,570
Custodian	16,202
Shareholder service (See Note 3)	51
Miscellaneous	46,155

Total expenses	7,145,385

Net investment income (loss)	30,225,444

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	(2,154,549)
Affiliated investment company transactions	52,536

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(2,102,013)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	239,371
Affiliated investments	(23,919)
Unfunded commitments	(7,078)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	208,374

Net realized and unrealized gain on investment and unfunded commitments	(1,893,639)

Net increase (decrease) in net assets resulting from operations	$28,331,805

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$30,225,444	$56,968,303
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(2,102,013)	(3,679,759)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	208,374	13,186,828

Net increase (decrease) in net assets resulting from operations	28,331,805	66,475,372

Dividends to shareholders:
From net investment income:
Class A	(7,462,843)	(13,720,722)
Investor Class	(417,614)	(1,065,726)
Class B	(97,939)	(224,651)
Class C	(2,412,779)	(4,823,947)
Class I	(19,833,900)	(37,131,755)
Class R3	(1,881)	(1,444)

Total dividends to shareholders	(30,226,956)	(56,968,245)

Capital share transactions:
Net proceeds from sale of shares	283,393,534	614,457,599
Net asset value of shares issued to shareholders in reinvestment of dividends	25,904,340	49,472,470
Cost of shares redeemed	(267,601,862)	(496,809,910)

Increase (decrease) in net assets derived from capital share transactions	41,696,012	167,120,159

Net increase (decrease) in net assets	39,800,861	176,627,286

Net Assets
Beginning of period	1,496,513,172	1,319,885,886

End of period	$1,536,314,033	$1,496,513,172

Distributions in excess of net investment income at end of period	$(311,108)	$(309,596)

36	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.35	$9.29	$9.15		$9.44	$9.58	$9.53

Net investment income (loss)	0.19	0.35	0.32		0.33	0.33	0.38
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.14		(0.29)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.18	0.41	0.46		0.04	0.20	0.42

Less dividends:
From net investment income	(0.19)	(0.35)	(0.32)		(0.33)	(0.34)	(0.37)

Net asset value at end of period	$9.34	$9.35	$9.29		$9.15	$9.44	$9.58

Total investment return (a)	1.90%	4.50%	5.23%		0.45%	2.09%	4.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.02%††	3.76%	3.59	%(b)	3.58%	3.53%	3.79%
Net expenses	1.05%††	1.01%	1.07	%(c)	1.06%	1.07%	1.00%
Portfolio turnover rate	18%	58%	36%		31%	45%	47%
Net assets at end of period (in 000’s)	$389,940	$371,186	$318,281		$342,214	$419,451	$567,728

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.58%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.35	$9.29	$9.15		$9.44	$9.58	$9.53

Net investment income (loss)	0.19	0.35	0.33		0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.14		(0.29)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.18	0.41	0.47		0.04	0.20	0.41

Less dividends:
From net investment income	(0.19)	(0.35)	(0.33)		(0.33)	(0.34)	(0.36)

Net asset value at end of period	$9.34	$9.35	$9.29		$9.15	$9.44	$9.58

Total investment return (a)	1.89%	4.44%	5.24%		0.46%	2.13%	4.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.01%††	3.66%	3.60%		3.59%	3.57%	3.76%
Net expenses	1.06%††	1.06%	1.06	%(b)	1.06%	1.04%	1.05%
Portfolio turnover rate	18%	58%	36%		31%	45%	47%
Net assets at end of period (in 000’s)	$21,393	$21,238	$29,269		$29,692	$30,440	$29,739

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net expenses would have been 1.07%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class B	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.36	$9.29	$9.16		$9.45	$9.59	$9.54

Net investment income (loss)	0.15	0.28	0.25		0.25	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.01)	0.07	0.14		(0.28)	(0.13)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.14	0.35	0.39		(0.03)	0.13	0.34

Less dividends:
From net investment income	(0.15)	(0.28)	(0.26)		(0.26)	(0.27)	(0.29)

Net asset value at end of period	$9.35	$9.36	$9.29		$9.16	$9.45	$9.59

Total investment return (a)	1.52%	3.78%	4.34%		(0.29%)	1.37%	3.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%††	2.92%	2.85	%(b)	2.83%	2.82%	3.00%
Net expenses	1.81%††	1.81%	1.81	%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	18%	58%	36%		31%	45%	47%
Net assets at end of period (in 000’s)	$5,722	$6,536	$7,621		$8,988	$11,486	$14,134

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.36	$9.29	$9.16		$9.44	$9.58	$9.54

Net investment income (loss)	0.15	0.28	0.26		0.26	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.02)	0.07	0.13		(0.28)	(0.14)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.13	0.35	0.39		(0.02)	0.13	0.33

Less dividends:
From net investment income	(0.15)	(0.28)	(0.26)		(0.26)	(0.27)	(0.29)

Net asset value at end of period	$9.34	$9.36	$9.29		$9.16	$9.44	$9.58

Total investment return (a)	1.52%	3.66%	4.34%		(0.18%)	1.37%	3.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.25%††	2.94%	2.85	%(b)	2.84%	2.82%	3.00%
Net expenses	1.81%††	1.81%	1.81	%(c)	1.81%	1.79%	1.80%
Portfolio turnover rate	18%	58%	36%		31%	45%	47%
Net assets at end of period (in 000’s)	$147,041	$154,399	$159,480		$176,330	$207,985	$231,475

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 1.82%.

38	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.35	$9.29	$9.16		$9.44	$9.58	$9.53

Net investment income (loss)	0.20	0.38	0.35		0.36	0.36	0.39
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.13		(0.28)	(0.14)	0.05
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	—		(0.00)‡	0.00 ‡	—

Total from investment operations	0.19	0.44	0.48		0.08	0.22	0.44

Less dividends:
From net investment income	(0.20)	(0.38)	(0.35)		(0.36)	(0.36)	(0.39)

Net asset value at end of period	$9.34	$9.35	$9.29		$9.16	$9.44	$9.58

Total investment return (a)	2.03%	4.76%	5.38%		0.81%	2.35%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26%††	4.01%	3.84	%(b)	3.82%	3.78%	4.03%
Net expenses	0.79%††	0.76%	0.82	%(c)	0.81%	0.82%	0.75%
Portfolio turnover rate	18%	58%	36%		31%	45%	47%
Net assets at end of period (in 000’s)	$972,054	$943,093	$805,208		$823,969	$824,883	$846,444

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 3.83%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.83%.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016 ** through October 31, 2016
Net asset value at beginning of period	$9.35	$9.29	$8.82

Net investment income (loss)	0.17	0.32	0.20
Net realized and unrealized gain (loss) on investments	(0.01)	0.06	0.47

Total from investment operations	0.16	0.38	0.67

Less dividends:
From net investment income	(0.17)	(0.32)	(0.20)

Net asset value at end of period	$9.34	$9.35	$9.29

Total investment return (a)	1.72%	4.14%	7.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.68%††	3.52%	3.25%††
Net expenses	1.40%††	1.35%	1.42%††
Portfolio turnover rate	18%	58%	36%
Net assets at end of period (in 000’s)	$164	$62	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017 through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV per share plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plan for Class R2 shares.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

40	MainStay Floating Rate Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

41

Notes to Financial Statements (Unaudited) (continued)

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions

42	MainStay Floating Rate Fund

to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from investments in underlying funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in exchange-traded funds (“ETFs”) or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board.

During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in

43

Notes to Financial Statements (Unaudited) (continued)

addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund held unfunded commitments. (see Note 5)

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.59%.

44	MainStay Floating Rate Fund

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $4,373,144.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its serv-

ices, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R3	$51

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $27,239 and 4,958, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $18,578, $18, $2,082 and $15,839, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$301,562
Investor Class	18,013
Class B	5,208
Class C	128,160
Class I	754,536
Class R3	86

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

45

Notes to Financial Statements (Unaudited) (continued)

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I (a)	$1,258	$—	$(59)	$52	$(24)	$1,227	$—	$—	218

(a)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I.

(G)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$28,505	17.4%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,595,602,265	$13,544,536	$(16,726,236)	$(3,181,700)

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$56,968,245

Note 5–Commitments and Contingencies

As of April 30, 2018, the Fund had unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
DG Investment Intermediate Holdings 2 Inc.
Delayed Draw Term Loan 1.50%, due 2/3/25	$135,315	$(169)
Mavis Tire Express Services Corp.
Delayed Draw Term Loan 1.124%, due 3/20/25	433,988	(1,088)
Mitchell International, Inc.
Delayed Draw Term Loan 3.25%, due 11/29/24	261,107	(87)
Pearl Intermediate Parent LLC
Delayed Draw Term Loan 1.00%, due 2/14/25	748,580	(8,996)
Recess Holdings, Inc.
Delayed Draw Term Loan 3.75%, due 9/29/24	119,643	595
Trident TPI Holdings, Inc.
Term Loan 3.188%, due 10/17/24	612,191	2,667
Total	$2,310,824	$(7,078)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

46	MainStay Floating Rate Fund

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $266,879 and $266,854, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,379,853	$78,317,648
Shares issued to shareholders in reinvestment of dividends and distributions	742,435	6,937,906
Shares redeemed	(7,219,027)	(67,436,711)

Net increase (decrease) in shares outstanding before conversion	1,903,261	17,818,843
Shares converted into Class A (See Note 1)	205,055	1,914,275
Shares converted from Class A (See Note 1)	(49,994)	(466,942)

Net increase (decrease)	2,058,322	$19,266,176

Year ended October 31, 2017:
Shares sold	18,833,257	$175,860,308
Shares issued to shareholders in reinvestment of dividends and distributions	1,367,252	12,775,779
Shares redeemed	(15,758,860)	(147,278,081)

Net increase (decrease) in shares outstanding before conversion	4,441,649	41,358,006
Shares converted into Class A (See Note 1)	1,422,280	13,276,274
Shares converted from Class A (See Note 1)	(443,281)	(4,144,187)

Net increase (decrease)	5,420,648	$50,490,093

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	310,676	$2,902,657
Shares issued to shareholders in reinvestment of dividends and distributions	43,237	404,045
Shares redeemed	(230,312)	(2,152,071)

Net increase (decrease) in shares outstanding before conversion	123,601	1,154,631
Shares converted into Investor Class (See Note 1)	81,622	762,224
Shares converted from Investor Class (See Note 1)	(185,697)	(1,733,512)

Net increase (decrease)	19,526	$183,343

Year ended October 31, 2017:
Shares sold	791,078	$7,393,404
Shares issued to shareholders in reinvestment of dividends and distributions	108,586	1,014,538
Shares redeemed	(560,483)	(5,237,239)

Net increase (decrease) in shares outstanding before conversion	339,181	3,170,703
Shares converted into Investor Class (See Note 1)	192,973	1,803,811
Shares converted from Investor Class (See Note 1)	(1,412,725)	(13,186,974)

Net increase (decrease)	(880,571)	$(8,212,460)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	58,075	$543,018
Shares issued to shareholders in reinvestment of dividends and distributions	8,694	81,283
Shares redeemed	(102,026)	(953,724)

Net increase (decrease) in shares outstanding before conversion	(35,257)	(329,423)
Shares converted from Class B (See Note 1)	(50,955)	(476,045)

Net increase (decrease)	(86,212)	$(805,468)

Year ended October 31, 2017:
Shares sold	222,290	$2,075,960
Shares issued to shareholders in reinvestment of dividends and distributions	19,399	181,371
Shares redeemed	(280,430)	(2,621,058)

Net increase (decrease) in shares outstanding before conversion	(38,741)	(363,727)
Shares converted from Class B (See Note 1)	(82,782)	(773,917)

Net increase (decrease)	(121,523)	$(1,137,644)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,259,972	$11,773,857
Shares issued to shareholders in reinvestment of dividends and distributions	235,895	2,204,839
Shares redeemed	(2,262,420)	(21,145,398)

Net increase (decrease)	(766,553)	$(7,166,702)

Year ended October 31, 2017:
Shares sold	4,035,895	$37,685,064
Shares issued to shareholders in reinvestment of dividends and distributions	446,174	4,170,259
Shares redeemed	(5,141,060)	(48,054,611)

Net increase (decrease) in shares outstanding before conversion	(658,991)	(6,199,288)
Shares converted from Class C (See Note 1)	(2,588)	(24,247)

Net increase (decrease)	(661,579)	$(6,223,535)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	20,308,377	$189,749,577
Shares issued to shareholders in reinvestment of dividends and distributions	1,741,517	16,274,400
Shares redeemed	(18,819,597)	(175,907,251)

Net increase (decrease)	3,230,297	$30,116,726

Year ended October 31, 2017:
Shares sold	41,891,572	$391,408,991
Shares issued to shareholders in reinvestment of dividends and distributions	3,352,255	31,329,079
Shares redeemed	(31,426,071)	(293,617,901)

Net increase (decrease) in shares outstanding before conversion	13,817,756	129,120,169
Shares converted into Class I (See Note 1)	326,098	3,049,240

Net increase (decrease)	14,143,854	$132,169,409

47

Notes to Financial Statements (Unaudited) (continued)

Class R3	Shares	Amount
Period ended April 30, 2018:
Shares sold	11,421	$106,777
Shares issued to shareholders in reinvestment of dividends and distributions	200	1,867
Shares redeemed	(717)	(6,707)

Net increase (decrease)	10,904	$101,937

Year ended October 31, 2017:
Shares sold	3,624	$33,872
Shares issued to shareholders in reinvestment of dividends and distributions	154	1,444
Shares redeemed	(109)	(1,020)

Net increase (decrease)	3,669	$34,296

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay Floating Rate Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s

49

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The

Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance

50	MainStay Floating Rate Fund

investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability method-

ologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the total net expenses for the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

52	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

53

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738065 MS126-18	MSFR10-06/18 (NYLIM) NL0A4

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–5.16 –2.22%	–3.82 –0.84%	0.18 0.79%	2.66 2.97%	0.72 0.72%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.17 –2.24	–4.10 –1.13	–0.02 0.59	2.51 2.82	0.93 0.93
Class I Shares	No Sales Charge		1/2/1991	–2.09	–0.61	1.12	3.34	0.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–1.87%	–0.32%	1.47%	3.57%
Morningstar Intermediate-Term Bond Category Average[4]	–1.70	–0.09	1.38	3.73

3.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$977.80	$3.33	$1,021.40	$3.41	0.68%

Investor Class Shares	$1,000.00	$977.60	$4.51	$1,020.20	$4.61	0.92%

Class I Shares	$1,000.00	$979.10	$1.96	$1,022.80	$2.01	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%–2.875%, due 5/31/18–2/15/28

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.00%, due 5/1/19–3/1/48

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–8.50%, due 6/15/26–2/20/48

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–8.00%, due 8/1/18–3/1/48

5.	United States Treasury Bonds, 2.75%–4.50%, due 2/15/36–11/15/47
6.	iShares 1-3 Year Credit Bond ETF

7.	FHLMC Multifamily Structured Pass-Through Certificates, 3.30%–3.303%, due 4/25/23–7/25/24

8.	Federal Home Loan Mortgage Corporation, 2.375%–3.75%, due 3/27/19–1/30/23

9.	Federal National Mortgage Association, 1.00%–6.21%, due 10/24/19–8/6/38

10.	Goldman Sachs Group, Inc., 2.876%–4.25%, due 10/31/22–10/21/25

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard, Kenneth Sommer and Donald Serek of NYL Investors LLC, the Fund’s Subadvisor.1

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Indexed Bond Fund returned –2.22% for Class A shares and –2.24% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned –2.09%. For the six months ended April 30, 2018, all share classes underperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. Over the same period, all share classes underperformed the –1.70% return of the Morningstar Intermediate-Term Bond Category Average.3 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective November 6, 2017, Kenneth Sommer was added as a portfolio manager of the Fund and George Cherpelis was removed as a portfolio manager of the Fund. For more information on this change, please refer to the supplement dated November 6, 2017.

What was the Fund’s duration4 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Bloomberg Barclays U.S. Aggregate Bond Index. These differences tend to have minimal impact on the Fund’s relative performance. As of April 30, 2018, the Fund had a duration of approximately

6.00 years, as compared to 6.01 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

U.S. Treasury futures were used to reduce variations between the Fund and its benchmark. These trades reduced tracking error for the Fund and its benchmark during the reporting period.

During the reporting period, which credit-rating categories in which the Fund may principally invest were strong performers and which credit rating categories were weak?

During the reporting period, the best-performing investment-grade assets were those with the highest quality. Of the broad investment-grade credit-rating categories, securities rated AA and AAA5 had the highest excess returns.6 This was followed by securities rated A and BBB, which were weak performers during the reporting period.

During the reporting period, which market sectors made the strongest positive contributions to the Fund’s absolute performance and which sectors detracted the most?

All broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced negative total returns for the Fund during the reporting period. The asset-backed securities sector produced the least-negative total returns, outperforming all other asset classes in the Bloomberg Barclays Aggregate Bond Index. In the corporate sector, industrials outperformed financials and utilities. In the non-corporate sector, the supranational subcomponent was the best performer. Mortgage-backed securities outperformed commercial mortgage-backed securities, while U.S. government agencies outperformed U.S. Treasury securities during the reporting period.

1.	Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Fund and Donald Serek no longer served as a portfolio manager of the Fund. Thomas J. Girard will serve as a portfolio manager of the Fund until June 2018.
2.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on the Morningstar Intermediate-Term Bond Category Average.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations-only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 96.2%† Asset-Backed Securities 0.6%
Auto Floor Plan 0.4%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A 2.447% (1 Month LIBOR + 0.55%), due 6/15/20 (a)	$600,000	$600,334

Home Equity 0.1%
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.739%, due 6/25/33 (b)	79,505	79,033

Other Asset-Backed Securities 0.1%
MVW Owner Trust Series 2017-1A, Class A 2.42%, due 12/20/34 (c)	180,149	175,517

Total Asset-Backed Securities (Cost $859,497)		854,884

Corporate Bonds 26.1%
Aerospace & Defense 0.5%
Boeing Co. 2.35%, due 10/30/21	125,000	122,548
L3 Technologies, Inc. 5.20%, due 10/15/19	100,000	102,943
Lockheed Martin Corp. 4.70%, due 5/15/46	100,000	106,699
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	102,635
United Technologies Corp. 3.10%, due 6/1/22	250,000	246,831

		681,656

Agriculture 0.2%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	222,414

Airlines 0.0% ‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	14,571	15,154

Auto Manufacturers 0.9%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	214,058
Ford Motor Credit Co. LLC 3.81%, due 1/9/24	500,000	487,257

	Principal Amount	Value
Auto Manufacturers (continued)
General Motors Financial Co., Inc. 5.25%, due 3/1/26	$300,000	$311,825
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	201,377

		1,214,517

Banks 6.4%
Bank of America Corp.
3.419%, due 12/20/28 (c)(d)	253,000	237,582
5.00%, due 1/21/44	200,000	216,233
Bank of New York Mellon Corp. 2.50%, due 4/15/21	350,000	343,745
Bank of Nova Scotia 2.70%, due 3/7/22	350,000	341,124
BB&T Corp. 2.05%, due 5/10/21	350,000	338,143
BNP Paribas S.A. 3.25%, due 3/3/23	200,000	198,450
Capital One Financial Corp. 3.75%, due 4/24/24	250,000	245,589
Citigroup, Inc.
4.45%, due 9/29/27	250,000	248,611
5.875%, due 2/22/33	250,000	280,624
Cooperatieve Rabobank UA 5.75%, due 12/1/43	250,000	289,503
Credit Suisse A.G. 3.625%, due 9/9/24	250,000	247,769
Fifth Third Bank 2.25%, due 6/14/21	350,000	340,323
♦Goldman Sachs Group, Inc.
2.876%, due 10/31/22 (d)	975,000	950,843
4.25%, due 10/21/25	150,000	148,528
HSBC Holdings PLC 4.30%, due 3/8/26	700,000	710,441
JPMorgan Chase & Co. 4.85%, due 2/1/44	500,000	532,225
Morgan Stanley
2.75%, due 5/19/22	885,000	858,538
4.00%, due 7/23/25	200,000	199,403
Northern Trust Corp. 3.45%, due 11/4/20	100,000	101,248
PNC Bank N.A. 2.70%, due 11/1/22	400,000	384,390
Santander Uk PLC 2.375%, due 3/16/20	350,000	345,468
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	101,207
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	300,000	296,265

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest issuers held, as of April 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
U.S. Bank N.A. 2.00%, due 1/24/20	$350,000	$344,629
Wells Fargo & Co. 4.48%, due 1/16/24	353,000	358,852
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	180,133

		8,839,866

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc. 4.90%, due 2/1/46	450,000	466,855
Coca-Cola Co. 3.15%, due 11/15/20	225,000	227,274
Diageo Capital PLC 2.625%, due 4/29/23	250,000	240,816
Pepsi-Cola Metropolitan Bottling Co., Inc. 7.00%, due 3/1/29	60,000	77,265
PepsiCo, Inc. 2.85%, due 2/24/26	100,000	95,224

		1,107,434

Biotechnology 0.6%
Amgen, Inc. 3.125%, due 5/1/25	225,000	215,103
Celgene Corp. 3.625%, due 5/15/24	200,000	195,563
Gilead Sciences, Inc. 3.70%, due 4/1/24	400,000	403,245

		813,911

Chemicals 0.6%
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	101,384
LYB International Finance B.V. 4.00%, due 7/15/23	100,000	100,879
Monsanto Co. 4.40%, due 7/15/44	100,000	94,247
Mosaic Co. 4.05%, due 11/15/27	225,000	212,683
Nutrien, Ltd. 4.875%, due 3/30/20	150,000	153,648
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	131,606

		794,447

Computers 0.3%
Apple, Inc.
2.90%, due 9/12/27	225,000	211,730
4.45%, due 5/6/44	200,000	208,031

		419,761

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. 2.70%, due 2/2/26	250,000	235,802

	Principal Amount	Value
Diversified Financial Services 0.4%
GE Capital International Funding Co. 4.418%, due 11/15/35	$205,000	$196,314
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	75,000	104,463
Visa, Inc. 3.15%, due 12/14/25	250,000	243,787

		544,564

Electric 2.3%
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	130,688
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	100,000	120,302
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	234,789
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	253,856
Exelon Corp. 7.60%, due 4/1/32	100,000	126,238
Florida Power & Light Co. 3.80%, due 12/15/42	150,000	146,645
Georgia Power Co. 4.75%, due 9/1/40	125,000	132,237
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	36,098
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	191,621
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	113,998
PacifiCorp 6.25%, due 10/15/37	200,000	257,748
PECO Energy Co. 5.95%, due 10/1/36	150,000	186,341
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	198,900
PSEG Power LLC
5.125%, due 4/15/20	80,000	82,779
8.625%, due 4/15/31	50,000	65,409
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	127,274
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	115,590
Southern California Edison Co. 4.50%, due 9/1/40	175,000	183,591
Virginia Electric & Power Co. 6.00%, due 5/15/37	175,000	216,386
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	193,931

		3,114,421

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	$150,000	$154,372

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	180,883

Food 0.5%
Conagra Brands, Inc. 7.00%, due 10/1/28	100,000	118,805
General Mills, Inc. 4.20%, due 4/17/28	50,000	49,279
Kraft Heinz Foods Co. 5.20%, due 7/15/45	125,000	124,077
Mondelez International, Inc. 4.00%, due 2/1/24	50,000	50,729
Tyson Foods, Inc. 4.50%, due 6/15/22	300,000	310,391

		653,281

Forest Products & Paper 0.3%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	225,000	216,099
5.50%, due 1/17/27	225,000	232,031

		448,130

Gas 0.1%
NiSource, Inc. 4.80%, due 2/15/44	175,000	182,664

Health Care—Products 0.3%
Medtronic, Inc. 3.50%, due 3/15/25	200,000	198,019
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	250,000	240,813

		438,832

Health Care—Services 0.5%
Aetna, Inc. 4.125%, due 6/1/21	175,000	178,384
Cigna Corp. 5.125%, due 6/15/20	150,000	156,053
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	103,133
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	102,809
UnitedHealth Group, Inc. 4.75%, due 7/15/45	150,000	161,821

		702,200

	Principal Amount	Value
Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	$200,000	$198,419

Insurance 0.7%
American International Group, Inc. 6.25%, due 5/1/36	100,000	116,918
AXA S.A. 8.60%, due 12/15/30	105,000	142,012
Chubb INA Holdings, Inc. 4.35%, due 11/3/45	150,000	155,243
Hartford Financial Services Group, Inc. 5.50%, due 3/30/20	150,000	156,268
MetLife, Inc.
4.75%, due 2/8/21	100,000	104,001
5.70%, due 6/15/35	100,000	117,926
Travelers Cos., Inc. 6.75%, due 6/20/36	75,000	99,867

		892,235

Internet 0.1%
Amazon.com, Inc. 3.875%, due 8/22/37 (c)	100,000	99,120

Iron & Steel 0.0% ‡
Vale Overseas, Ltd. 4.375%, due 1/11/22	32,000	32,307

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	150,000	145,586

Machinery—Diversified 0.1%
Deere & Co. 4.375%, due 10/16/19	100,000	102,162

Media 0.8%
21st Century Fox America, Inc. 6.40%, due 12/15/35	175,000	217,632
Comcast Corp.
3.999%, due 11/1/49	79,000	72,642
4.049%, due 11/1/52	194,000	176,667
Discovery Communications LLC 6.35%, due 6/1/40	105,000	116,359
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	117,599
Time Warner Cable LLC
5.00%, due 2/1/20	120,000	123,126
6.55%, due 5/1/37	275,000	303,647

		1,127,672

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining 0.4%
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	$150,000	$172,572
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	225,264
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	154,206

		552,042

Multi-National 0.4%
European Investment Bank 2.875%, due 9/15/20	250,000	250,827
Inter-American Development Bank 6.80%, due 10/15/25	250,000	304,327

		555,154

Oil & Gas 2.2%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	100,000	107,795
Apache Corp. 4.75%, due 4/15/43	100,000	99,855
BP Capital Markets PLC 4.50%, due 10/1/20	300,000	310,553
Chevron Corp. 4.95%, due 3/3/19	125,000	127,471
ConocoPhillips Co. 2.40%, due 12/15/22	250,000	238,775
Devon Energy Corp. 4.00%, due 7/15/21	200,000	202,977
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	203,923
Exxon Mobil Corp. 3.043%, due 3/1/26	250,000	241,970
Hess Corp. 7.30%, due 8/15/31	100,000	118,963
Marathon Petroleum Corp. 5.125%, due 3/1/21	100,000	104,571
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	254,159
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	174,501
Petroleos Mexicanos 6.625%, due 6/15/35	250,000	248,375
Shell International Finance B.V. 3.75%, due 9/12/46	275,000	260,209
Statoil ASA 7.75%, due 6/15/23	125,000	149,890
Suncor Energy, Inc. 6.50%, due 6/15/38	100,000	127,500

		2,971,487

	Principal Amount	Value
Pharmaceuticals 0.6%
AbbVie, Inc. 3.60%, due 5/14/25	$175,000	$169,337
AstraZeneca PLC 6.45%, due 9/15/37	100,000	127,089
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	162,411
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	93,008
Wyeth LLC 6.00%, due 2/15/36	200,000	246,822

		798,667

Pipelines 0.9%
Energy Transfer Partners, L.P.
4.05%, due 3/15/25	250,000	242,152
5.20%, due 2/1/22	100,000	103,914
Enterprise Products Operating LLC Series B 6.875%, due 3/1/33	200,000	247,151
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	317,673
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	174,723
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	150,195

		1,235,808

Real Estate Investment Trusts 0.4%
ERP Operating, L.P. 4.50%, due 6/1/45	150,000	152,895
Simon Property Group, L.P. 3.375%, due 3/15/22	325,000	323,754
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	130,183

		606,832

Retail 0.9%
CVS Health Corp.
5.05%, due 3/25/48	200,000	203,179
6.25%, due 6/1/27	175,000	197,818
Home Depot, Inc. 5.875%, due 12/16/36	250,000	313,166
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	234,038
McDonald’s Corp. 3.70%, due 1/30/26	100,000	99,811
Walmart, Inc. 4.30%, due 4/22/44	200,000	209,553

		1,257,565

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.7%
Fiserv, Inc. 3.50%, due 10/1/22	$100,000	$99,896
Microsoft Corp.
3.00%, due 10/1/20	250,000	252,036
4.25%, due 2/6/47	200,000	209,875
Oracle Corp. 2.95%, due 5/15/25	400,000	383,452

		945,259

Telecommunications 1.6%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	195,953
AT&T, Inc.
4.35%, due 6/15/45	150,000	132,020
4.55%, due 3/9/49	6,000	5,369
5.15%, due 11/15/46 (c)	301,000	295,890
5.20%, due 3/15/20	250,000	259,389
Cisco Systems, Inc. 4.45%, due 1/15/20	200,000	205,719
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	115,903
Orange S.A. 9.00%, due 3/1/31	175,000	250,090
Telefonica Emisiones SAU 7.045%, due 6/20/36	100,000	126,020
Verizon Communications, Inc.
4.672%, due 3/15/55	313,000	286,581
4.862%, due 8/21/46	165,000	161,497
Vodafone Group PLC 7.875%, due 2/15/30	100,000	127,642

		2,162,073

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	225,000	271,370
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	130,686
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	143,705
FedEx Corp.
3.20%, due 2/1/25	100,000	96,522
8.00%, due 1/15/19	50,000	51,814
Norfolk Southern Corp. 4.837%, due 10/1/41	128,000	137,250
Union Pacific Corp. 2.75%, due 3/1/26	250,000	235,134

		1,066,481

	Principal Amount	Value
Water 0.2%
American Water Capital Corp. 4.30%, due 12/1/42	$200,000	$206,627

Total Corporate Bonds (Cost $34,926,703)		35,719,805

Foreign Government Bonds 1.9%
Foreign Governments 1.9%
Colombia Government International Bond
4.00%, due 2/26/24	300,000	299,250
5.00%, due 6/15/45	200,000	198,000
Mexico Government International Bond
4.15%, due 3/28/27	450,000	443,700
4.75%, due 3/8/44	250,000	235,000
Panama Government International Bond 3.75%, due 3/16/25	355,000	352,337
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	337,563
Philippine Government International Bond 4.20%, due 1/21/24	300,000	310,274
Poland Government International Bond 3.00%, due 3/17/23	370,000	363,895
Province of Quebec Canada Series NJ 7.50%, due 7/15/23	100,000	119,420

Total Foreign Government Bonds (Cost $2,722,565)		2,659,439

Mortgage-Backed Securities 2.2%
Agency (Collateralized Mortgage Obligations) 1.2%
♦FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (e)	800,000	807,020
Series K039, Class A2 3.303%, due 7/25/24	800,000	804,682

		1,611,702

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.0%
COMM Mortgage Trust Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	716,806
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46 (e)	600,000	621,542

		1,338,348

Total Mortgage-Backed Securities (Cost $2,994,188)		2,950,050

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds 0.7%
Texas 0.7%
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	$900,000	$1,023,786

Total Municipal Bonds (Cost $1,054,871)		1,023,786

U.S. Government & Federal Agencies 64.7%
♦Federal Home Loan Mortgage Corporation 1.0%
2.375%, due 1/13/22	500,000	492,508
2.753%, due 1/30/23	225,000	221,415
3.75%, due 3/27/19	600,000	607,920

		1,321,843

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.6%
2.50%, due 6/1/28	310,832	304,362
2.50%, due 1/1/31	356,528	346,770
2.50%, due 12/1/31	85,753	83,406
2.50%, due 2/1/33	97,633	94,961
3.00%, due 2/1/27	132,993	132,902
3.00%, due 9/1/30	316,676	314,349
3.00%, due 9/1/32	95,173	94,474
3.00%, due 12/1/32	98,221	97,499
3.00%, due 12/1/37	97,747	95,841
3.00%, due 8/1/43	594,523	578,094
3.00%, due 4/1/45	371,681	359,964
3.00%, due 4/1/46	184,380	178,067
3.00%, due 7/1/46	167,239	161,513
3.00%, due 9/1/46	266,395	257,275
3.00%, due 10/1/46	214,316	206,945
3.00%, due 11/1/46	271,454	262,076
3.00%, due 1/1/47	92,114	88,871
3.00%, due 3/1/47	96,605	93,235
3.00%, due 4/1/47	96,966	93,607
3.50%, due 4/1/26	173,537	175,779
3.50%, due 4/1/32	130,349	132,034
3.50%, due 4/1/41	141,916	142,087
3.50%, due 3/1/42	231,373	231,651
3.50%, due 4/1/42	324,697	325,086
3.50%, due 7/1/44	124,327	124,322
3.50%, due 2/1/45	71,045	70,889
3.50%, due 9/1/45	788,723	786,739
3.50%, due 4/1/46	232,940	232,165
3.50%, due 6/1/46	174,249	173,559
3.50%, due 12/1/46	87,362	86,918
3.50%, due 6/1/47	291,926	290,283
3.50%, due 9/1/47	195,306	194,136
3.50%, due 11/1/47	138,601	137,757
3.50%, due 12/1/47	99,020	98,416

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 1/1/48	$98,435	$97,833
3.50%, due 3/1/48	100,000	99,384
4.00%, due 8/1/18	3,853	3,955
4.00%, due 2/1/31	95,425	97,984
4.00%, due 7/1/39	263,424	269,615
4.00%, due 12/1/40	180,333	185,352
4.00%, due 2/1/41	138,980	142,849
4.00%, due 5/1/44	421,679	431,463
4.00%, due 8/1/45	177,899	182,025
4.00%, due 9/1/45	61,216	62,635
4.00%, due 4/1/47	297,890	304,355
4.00%, due 5/1/47 TBA (f)	100,000	101,891
4.00%, due 6/1/47	92,353	94,323
4.00%, due 10/1/47	47,736	48,690
4.50%, due 6/1/34	8,700	9,064
4.50%, due 6/1/35	41,496	43,414
4.50%, due 8/1/35	54,729	57,270
4.50%, due 7/1/39	4,792	5,044
4.50%, due 1/1/40	237,532	250,039
4.50%, due 8/1/40	191,306	201,379
4.50%, due 2/1/41	4,872	5,129
5.00%, due 8/1/35	180,085	192,915
5.00%, due 6/1/37	70,805	75,831
5.50%, due 9/1/35	50,700	55,396
5.50%, due 4/1/37	54,543	59,657
5.50%, due 4/1/38	46,471	50,853
5.50%, due 8/1/38	41,104	44,928
6.00%, due 5/1/40	82,010	91,245
6.50%, due 11/1/25	858	966
6.50%, due 5/1/26	711	801
6.50%, due 3/1/27	1,275	1,436
6.50%, due 5/1/31	2,633	2,966
6.50%, due 8/1/31	1,412	1,590
6.50%, due 1/1/32	13,972	15,739
6.50%, due 3/1/32	6,120	6,893
6.50%, due 4/1/32	6,320	7,119
6.50%, due 7/1/32	6,585	7,417
6.50%, due 9/1/37	14,688	16,545
7.00%, due 4/1/26	1,774	1,936
7.00%, due 7/1/26	190	204
7.00%, due 12/1/27	2,577	2,777
7.00%, due 1/1/30	269	288
7.50%, due 1/1/26	310	338
7.50%, due 2/1/32	11,896	13,684
8.00%, due 7/1/26	84	94

		10,391,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association 0.8%
1.00%, due 10/24/19	$500,000	$489,413
1.625%, due 1/21/20	250,000	246,404
6.21%, due 8/6/38	275,000	387,808

		1,123,625

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.4%
2.50%, due 2/1/28	310,235	304,050
2.50%, due 9/1/28	108,506	106,343
2.50%, due 6/1/31	154,419	150,333
2.50%, due 9/1/31	84,684	82,443
2.50%, due 10/1/31	97,119	94,550
2.50%, due 12/1/31	86,562	84,272
2.50%, due 1/1/32	166,549	162,143
2.50%, due 3/1/32	153,255	149,201
2.50%, due 8/1/32	88,723	86,376
2.50%, due 5/1/43	141,757	132,742
3.00%, due 8/1/21	120,031	119,830
3.00%, due 11/1/23	112,534	112,597
3.00%, due 12/1/24	61,467	61,501
3.00%, due 4/1/25	89,811	89,861
3.00%, due 2/1/29	105,688	105,163
3.00%, due 8/1/30	183,000	181,976
3.00%, due 4/1/31	146,163	145,084
3.00%, due 3/1/32	86,999	86,357
3.00%, due 6/1/32	75,478	74,921
3.00%, due 12/1/32	96,745	96,053
3.00%, due 4/1/35	251,720	248,282
3.00%, due 6/1/36	324,759	318,912
3.00%, due 8/1/43	751,235	730,921
3.00%, due 9/1/43	724,160	704,567
3.00%, due 9/1/45	231,970	224,454
3.00%, due 7/1/46	172,759	166,920
3.00%, due 9/1/46	635,730	614,222
3.00%, due 11/1/46	457,168	441,698
3.00%, due 12/1/46	99,639	96,266
3.00%, due 1/1/47	74,654	72,126
3.00%, due 2/1/47	101,589	98,149
3.00%, due 10/1/47	196,690	190,004
3.50%, due 2/1/21	44,750	45,321
3.50%, due 11/1/25	133,185	134,885
3.50%, due 11/1/27	68,543	69,426
3.50%, due 7/1/29	41,150	41,681
3.50%, due 5/1/31	199,631	202,147
3.50%, due 12/1/40	178,276	178,327
3.50%, due 12/1/41	171,665	171,714
3.50%, due 3/1/42	412,603	412,723
3.50%, due 10/1/43	389,335	388,966
3.50%, due 11/1/43	161,177	161,157
3.50%, due 1/1/44	169,645	169,693

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 8/1/45	$736,646	$732,755
3.50%, due 9/1/45	185,636	184,684
3.50%, due 10/1/45	67,932	67,563
3.50%, due 11/1/45	164,067	163,099
3.50%, due 1/1/46	159,644	158,702
3.50%, due 2/1/46	257,949	256,426
3.50%, due 3/1/46	138,223	137,409
3.50%, due 4/1/46	209,355	208,216
3.50%, due 7/1/47	97,986	97,407
3.50%, due 10/1/47	255,377	253,869
3.50%, due 11/1/47	392,128	389,812
3.50%, due 12/1/47	197,511	196,310
3.50%, due 1/1/48	100,000	99,395
3.50%, due 3/1/48	199,117	197,892
4.00%, due 3/1/22	59,890	61,444
4.00%, due 3/1/25	76,926	78,934
4.00%, due 1/1/31	94,381	96,870
4.00%, due 6/1/39	233,837	239,934
4.00%, due 12/1/39	298,045	305,810
4.00%, due 9/1/40	210,094	215,595
4.00%, due 3/1/41	422,927	434,002
4.00%, due 11/1/44	236,623	241,562
4.00%, due 11/1/45	138,043	140,734
4.00%, due 12/1/45	127,164	129,644
4.00%, due 6/1/46	142,403	145,190
4.00%, due 7/1/46	66,263	67,535
4.00%, due 9/1/46	186,218	189,792
4.00%, due 4/1/47	58,820	59,949
4.00%, due 5/1/47	436,078	444,692
4.00%, due 9/1/47	98,065	100,027
4.00%, due 10/1/47	187,337	191,020
4.00%, due 11/1/47	200,000	204,010
4.50%, due 5/1/19	500	504
4.50%, due 11/1/22	1,807	1,830
4.50%, due 4/1/24	36,543	36,812
4.50%, due 3/1/30	94,058	98,343
4.50%, due 3/1/40	435,359	459,074
4.50%, due 4/1/41	122,448	126,290
4.50%, due 9/1/41	93,921	98,508
4.50%, due 8/1/44	83,409	87,365
4.50%, due 11/1/44	73,833	77,336
4.50%, due 5/1/47	97,361	101,603
4.50%, due 7/1/47	69,733	72,785
4.50%, due 8/1/47	168,866	176,256
5.00%, due 7/1/35	104,497	112,199
5.00%, due 7/1/37	169,199	181,719
5.00%, due 8/1/38	60,344	64,805
5.50%, due 5/1/35	66,268	71,812
5.50%, due 11/1/36	21,704	23,709
5.50%, due 8/1/37	134,255	147,320

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 7/1/36	$43,187	$47,781
6.00%, due 12/1/36	15,879	17,722
6.00%, due 4/1/37	50,429	56,259
6.00%, due 8/1/37	17,763	19,740
6.00%, due 12/1/37	57,416	63,876
6.50%, due 8/1/32	31,182	34,889
6.50%, due 8/1/35	13,639	15,195
6.50%, due 8/1/36	397	443
6.50%, due 8/1/37	2,954	3,291
6.50%, due 10/1/37	818	911
6.50%, due 11/1/37	6,432	7,166
6.50%, due 12/1/37	13,666	15,268
7.50%, due 7/1/30	3,965	4,059
7.50%, due 7/1/31	15,167	16,532
8.00%, due 6/1/25	56	60
8.00%, due 9/1/25	477	514
8.00%, due 9/1/26	1,936	2,160
8.00%, due 10/1/26	181	183
8.00%, due 11/1/26	157	157

		17,043,116

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 8.1%
2.50%, due 1/20/47	91,417	86,452
3.00%, due 1/20/43	256,346	251,152
3.00%, due 8/15/43	52,731	51,835
3.00%, due 8/20/43	492,719	482,836
3.00%, due 9/15/43	113,389	111,461
3.00%, due 3/20/45	129,928	127,160
3.00%, due 7/20/45	208,788	204,341
3.00%, due 2/20/46	86,029	84,175
3.00%, due 8/20/46	863,722	844,312
3.00%, due 9/20/46	364,612	356,640
3.00%, due 11/20/46	95,115	92,953
3.00%, due 12/20/46	268,418	262,280
3.00%, due 5/20/47	66,875	65,322
3.00%, due 1/20/48	99,471	97,044
3.50%, due 6/20/42	386,401	389,484
3.50%, due 4/15/43	163,556	164,640
3.50%, due 8/20/43	181,632	182,916
3.50%, due 11/20/43	494,545	498,039
3.50%, due 4/20/45	243,162	243,905
3.50%, due 12/20/45	546,686	548,316
3.50%, due 1/20/46	202,456	203,059
3.50%, due 11/20/46	246,420	246,965
3.50%, due 1/20/47	517,590	518,737
3.50%, due 5/1/47 TBA (f)	100,000	100,125
3.50%, due 5/20/47	823,498	825,338
3.50%, due 6/20/47	95,018	95,231

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 7/20/47	$164,684	$165,060
3.50%, due 8/20/47	98,183	98,409
3.50%, due 9/20/47	200,000	200,467
3.50%, due 2/20/48	99,734	99,967
4.00%, due 9/15/40	185,655	190,913
4.00%, due 12/15/41	67,591	69,476
4.00%, due 1/20/42	559,409	578,146
4.00%, due 10/20/43	116,993	120,890
4.00%, due 8/20/44	265,411	273,472
4.00%, due 4/20/45	100,697	103,754
4.00%, due 12/20/45	56,878	58,601
4.00%, due 1/20/46	58,065	59,824
4.00%, due 2/20/46	58,539	60,311
4.00%, due 2/20/47	83,553	85,538
4.00%, due 4/20/47	196,019	200,884
4.00%, due 5/20/47	95,095	97,521
4.00%, due 7/20/47	94,051	96,630
4.50%, due 4/15/39	144,197	151,943
4.50%, due 5/20/39	130,086	136,531
4.50%, due 6/20/40	89,979	94,431
4.50%, due 9/15/40	52,777	55,584
4.50%, due 7/20/41	152,118	159,742
4.50%, due 9/20/43	93,559	98,416
4.50%, due 5/20/47	78,903	82,309
5.00%, due 4/20/33	32,577	34,914
5.00%, due 8/15/33	25,980	27,373
5.00%, due 6/20/36	2,263	2,426
5.00%, due 8/15/39	101,830	109,013
5.00%, due 9/20/40	164,909	179,093
5.50%, due 3/15/33	100,983	111,869
5.50%, due 7/20/34	33,259	36,476
5.50%, due 12/20/35	58,221	63,435
6.00%, due 3/20/29	10,114	11,313
6.00%, due 12/15/32	6,284	7,069
6.00%, due 1/20/35	29,074	32,887
6.50%, due 6/15/35	592	662
8.00%, due 6/15/26	73	79
8.00%, due 10/15/26	77	81
8.00%, due 5/15/27	66	67
8.00%, due 7/15/27	191	204
8.00%, due 9/15/27	200	215
8.50%, due 7/15/26	558	611
8.50%, due 11/15/26	4,344	4,390

		11,095,714

♦United States Treasury Bonds 5.7%
2.75%, due 8/15/47	725,000	676,629
2.75%, due 11/15/47	1,550,000	1,446,223
3.00%, due 11/15/44	1,485,000	1,461,275
3.00%, due 11/15/45	75,000	73,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds (continued)
3.00%, due 5/15/47	$585,000	$574,237
3.375%, due 5/15/44	250,000	262,861
4.50%, due 2/15/36	2,700,000	3,267,633

		7,762,583

♦United States Treasury Notes 29.1%
0.75%, due 7/31/18	75,000	74,795
0.75%, due 9/30/18	425,000	422,759
0.875%, due 5/31/18	200,000	199,868
1.125%, due 1/31/19	4,300,000	4,265,063
1.125%, due 6/30/21	915,000	872,395
1.25%, due 12/15/18	325,000	323,235
1.25%, due 6/30/19	400,000	395,031
1.25%, due 8/31/19	300,000	295,523
1.375%, due 7/31/19	600,000	592,711
1.375%, due 9/30/19	250,000	246,406
1.375%, due 3/31/20	1,350,000	1,321,998
1.375%, due 9/15/20	475,000	462,179
1.375%, due 5/31/21	300,000	288,727
1.375%, due 6/30/23	825,000	768,281
1.50%, due 6/15/20	250,000	244,746
1.50%, due 7/15/20	275,000	268,920
1.50%, due 8/15/20	650,000	635,070
1.50%, due 1/31/22	600,000	574,102
1.50%, due 2/28/23	75,000	70,655
1.625%, due 3/15/20	300,000	295,336
1.625%, due 10/15/20	1,750,000	1,710,830
1.625%, due 8/31/22	325,000	310,121
1.625%, due 4/30/23	600,000	567,305
1.625%, due 5/31/23	650,000	613,793
1.75%, due 11/15/20	2,150,000	2,106,496
1.75%, due 3/31/22	300,000	289,148
1.875%, due 12/15/20	800,000	785,781
1.875%, due 1/31/22	400,000	388,094
1.875%, due 2/28/22	1,500,000	1,454,180
1.875%, due 3/31/22	250,000	242,168
1.875%, due 7/31/22	950,000	916,824
1.875%, due 9/30/22	925,000	891,071
1.875%, due 8/31/24	1,825,000	1,720,205
2.00%, due 10/31/22	675,000	653,142
2.00%, due 11/30/22	75,000	72,533
2.125%, due 6/30/21	1,200,000	1,180,406
2.125%, due 12/31/22	475,000	461,529
2.125%, due 2/29/24	125,000	120,166
2.125%, due 7/31/24	700,000	669,977
2.125%, due 9/30/24	175,000	167,262
2.125%, due 5/15/25	1,485,000	1,411,504
2.25%, due 2/29/20	200,000	199,203
2.25%, due 3/31/20	250,000	248,906
2.25%, due 2/15/21	1,575,000	1,559,988
2.25%, due 10/31/24	1,025,000	986,603
2.25%, due 12/31/24	500,000	480,606
2.25%, due 11/15/25	880,000	840,331

	Principal Amount	Value
United States Treasury Notes (continued)
2.25%, due 8/15/27	$1,370,000	$1,293,847
2.25%, due 11/15/27	425,000	400,729
2.375%, due 4/30/20	500,000	498,887
2.375%, due 3/15/21	600,000	596,039
2.375%, due 4/15/21	950,000	943,543
2.375%, due 5/15/27	255,000	243,724
2.50%, due 3/31/23	450,000	444,041
2.75%, due 4/30/23	500,000	499,082
2.75%, due 2/15/28	1,100,000	1,082,727
2.875%, due 4/30/25	200,000	199,695

		39,868,286

Total U.S. Government & Federal Agencies (Cost $90,893,949)		88,606,510

Total Long-Term Bonds (Cost $133,451,773)		131,814,474

	Shares
Exchange-Traded Funds 2.2%
♦iShares 1-3 Year Credit Bond ETF	29,695	3,080,559

Total Exchange-Traded Funds (Cost $3,114,839)		3,080,559

	Principal Amount
Short-Term Investments 2.3%
Repurchase Agreement 1.5%
RBC Capital Markets LLC 1.67%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $2,071,096 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 5/31/19, with a Principal Amount of $2,129,600 and a Market Value of $2,112,586)	$2,071,000	2,071,000

Total Repurchase Agreements (Cost $2,071,000)		2,071,000

U.S. Government & Federal Agencies 0.8%
United States Treasury Notes 0.75%, due 10/31/18	1,050,000	1,043,191

Total U.S. Government & Federal Agencies (Cost $1,044,846)		1,043,191

Total Short-Term Investments (Cost $3,115,846)		3,114,191

Total Investments (Cost $139,682,458)	100.7%	138,009,224
Other Assets, Less Liabilities	(0.7)	(973,400)
Net Assets	100.0%	$137,035,824

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2018.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2018.
(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2018, the total net market value of these securities was $202,016, which represented 0.1% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	10	June 2018	$2,125,364	$2,120,469	$(4,895)
5-Year United States Treasury Note	16	June 2018	1,822,832	1,816,125	(6,707)
10-Year United States Treasury Note	8	June 2018	958,999	957,000	(1,999)
10-Year United States Treasury Ultra Note	5	June 2018	645,331	639,453	(5,878)
United States Treasury Long Bond	(26)	June 2018	(3,683,776)	(3,739,938)	(56,162)
United States Treasury Ultra Bond	17	June 2018	2,617,535	2,671,125	53,590

			$4,486,285	$4,464,234	$(22,051)

1.	As of April 30, 2018, cash in the amount of $62,928 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$854,884	$—	$854,884
Corporate Bonds	—	35,719,805	—	35,719,805
Foreign Government Bonds	—	2,659,439	—	2,659,439
Mortgage-Backed Securities	—	2,950,050	—	2,950,050
Municipal Bonds	—	1,023,786	—	1,023,786
U.S. Government & Federal Agencies	—	88,606,510	—	88,606,510

Total Long-Term Bonds	—	131,814,474	—	131,814,474

Exchange-Traded Funds	3,080,559	—	—	3,080,559
Short-Term Investments
Repurchase Agreement	—	2,071,000	—	2,071,000
U.S. Government & Federal Agencies	—	1,043,191	—	1,043,191

Total Short-Term Investments	—	3,114,191	—	3,114,191

Total Investments in Securities	3,080,559	134,928,665	—	138,009,224

Other Financial Instruments
Futures Contracts (b)	53,590	—	—	53,590

Total Investments in Securities and Other Financial Instruments	$3,134,149	$134,928,665	$—	$138,062,814

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(75,641)	$—	$—	$(75,641)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $139,682,458)	$138,009,224
Cash collateral on deposit at broker for futures contracts	62,928
Cash	1,427
Receivables:
Dividends and interest	782,085
Fund shares sold	16,502
Other assets	32,013

Total assets	138,904,179

Liabilities
Payables:
Investment securities purchased	1,521,248
Fund shares redeemed	183,232
Professional fees	39,853
Shareholder communication	30,540
Manager (See Note 3)	28,550
Variation margin on futures contracts	22,680
Transfer agent (See Note 3)	15,894
Custodian	15,145
NYLIFE Distributors (See Note 3)	4,695
Trustees	270
Dividend payable	4,225
Accrued expenses	2,023

Total liabilities	1,868,355

Net assets	$137,035,824

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$13,327
Additional paid-in capital	139,046,125

139,059,452
Undistributed net investment income	96,564
Accumulated net realized gain (loss) on investments and futures transactions	(424,907)
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,695,285)

Net assets	$137,035,824

Class A
Net assets applicable to outstanding shares	$19,703,104

Shares of beneficial interest outstanding	1,918,045

Net asset value per share outstanding	$10.27
Maximum sales charge (3.00% of offering price)	0.32

Maximum offering price per share outstanding	$10.59

Investor Class
Net assets applicable to outstanding shares	$2,852,889

Shares of beneficial interest outstanding	276,199

Net asset value per share outstanding	$10.33
Maximum sales charge (3.00% of offering price)	0.32

Maximum offering price per share outstanding	$10.65

Class I
Net assets applicable to outstanding shares	$114,479,831

Shares of beneficial interest outstanding	11,133,056

Net asset value and offering price per share outstanding	$10.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$1,915,388
Dividends	43,959
Other income	429

Total income	1,959,776

Expenses
Manager (See Note 3)	174,216
Transfer agent (See Note 3)	41,601
Professional fees	34,492
Distribution/Service—Class A (See Note 3)	25,857
Distribution/Service—Investor Class (See Note 3)	3,664
Registration	22,681
Custodian	12,387
Shareholder communication	9,831
Trustees	1,576
Miscellaneous	5,829

Total expenses before waiver/reimbursement	332,134
Expense waiver/reimbursement from Manager (See Note 3)	(17,503)

Net expenses	314,631

Net investment income (loss)	1,645,145

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(351,915)
Futures transactions	11,548

Net realized gain (loss) on investments and futures transactions	(340,367)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,233,244)
Futures contracts	(9,995)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,243,239)

Net realized and unrealized gain (loss) on investments and futures transactions	(4,583,606)

Net increase (decrease) in net assets resulting from operations	$(2,938,461)

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,645,145	$4,183,163
Net realized gain (loss) on investments and futures transactions	(340,367)	1,097,183
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,243,239)	(5,950,867)

Net increase (decrease) in net assets resulting from operations	(2,938,461)	(670,521)

Dividends and distributions to shareholders:
From net investment income:
Class A	(237,951)	(570,151)
Investor Class	(29,918)	(92,471)
Class I	(1,508,805)	(3,518,646)

	(1,776,674)	(4,181,268)

From net realized gain on investments:
Class A	(71,423)	(429,862)
Investor Class	(9,668)	(64,266)
Class I	(392,636)	(2,093,678)

	(473,727)	(2,587,806)

Total dividends and distributions to shareholders	(2,250,401)	(6,769,074)

Capital share transactions:
Net proceeds from sale of shares	29,303,989	42,512,767
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,219,474	6,692,433
Cost of shares redeemed	(24,400,629)	(144,650,521)

Increase (decrease) in net assets derived from capital share transactions	7,122,834	(95,445,321)

Net increase (decrease) in net assets	1,933,972	(102,884,916)

Net Assets
Beginning of period	135,101,852	237,986,768

End of period	$137,035,824	$135,101,852

Undistributed net investment income at end of period	$96,564	$228,093

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.66		$11.01	$10.99		$11.12	$10.98	$11.60

Net investment income (loss)	0.11		0.23	0.23		0.23	0.23	0.18
Net realized and unrealized gain (loss) on investments	(0.35)		(0.22)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	(0.24)		0.01	0.37		0.15	0.38	(0.21)

Less dividends and distributions:
From net investment income	(0.12)		(0.23)	(0.24)		(0.25)	(0.24)	(0.18)
From net realized gain on investments	(0.03)		(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.15)		(0.36)	(0.35)		(0.28)	(0.24)	(0.41)

Net asset value at end of period	$10.27		$10.66	$11.01		$10.99	$11.12	$10.98

Total investment return (a)	(2.22%)		0.23%	3.50%		1.34%	3.51%	(1.82%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13	% ††	2.13%	2.09	%(b)	2.00%	2.10%	1.58%
Net expenses	0.68	% ††	0.71%	0.67	%(c)	0.74%	0.74%	0.79%
Portfolio turnover rate (d)	40%		89%	89%		155%	131%	154%
Net assets at end of period (in 000’s)	$19,703		$22,258	$36,822		$38,662	$42,368	$52,658

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.75%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 33%, 82%, 76%, 90%, 56% and 63% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.71		$11.06	$11.04		$11.17	$11.03	$11.65

Net investment income (loss)	0.10		0.22	0.21		0.21	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.34)		(0.23)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	(0.24)		(0.01)	0.35		0.13	0.36	(0.22)

Less dividends and distributions:
From net investment income	(0.11)		(0.21)	(0.22)		(0.23)	(0.22)	(0.17)
From net realized gain on investments	(0.03)		(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.14)		(0.34)	(0.33)		(0.26)	(0.22)	(0.40)

Net asset value at end of period	$10.33		$10.71	$11.06		$11.04	$11.17	$11.03

Total investment return (a)	(2.24%)		(0.01%)	3.31%		1.16%	3.30%	(1.95%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	% ††	1.92%	1.92	%(b)	1.82%	1.92%	1.46%
Net expenses	0.92	% ††	0.92%	0.84	%(c)	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	1.15	% ††	0.98%	0.98%		0.98%	0.97%	1.00%
Portfolio turnover rate (d)	40%		89%	89%		155%	131%	154%
Net assets at end of period (in 000’s)	$2,853		$3,094	$5,381		$4,617	$4,811	$5,563

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 1.84%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 33%, 82%, 76%, 90%, 56% and 63% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.67		$11.02	$11.00		$11.13	$10.99	$11.61

Net investment income (loss)	0.13		0.28	0.27		0.26	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.35)		(0.23)	0.14		(0.08)	0.15	(0.39)

Total from investment operations	(0.22)		0.05	0.41		0.18	0.42	(0.16)

Less dividends and distributions:
From net investment income	(0.13)		(0.27)	(0.28)		(0.28)	(0.28)	(0.23)
From net realized gain on investments	(0.03)		(0.13)	(0.11)		(0.03)	—	(0.23)

Total dividends and distributions	(0.16)		(0.40)	(0.39)		(0.31)	(0.28)	(0.46)

Net asset value at end of period	$10.29		$10.67	$11.02		$11.00	$11.13	$10.99

Total investment return (a)	(2.09%)		0.53%	3.86%		1.69%	3.85%	(1.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	% ††	2.44%	2.43	%(b)	2.33%	2.43%	1.96%
Net expenses	0.40	% ††	0.40%	0.32	%(c)	0.40%	0.41%	0.43%
Expenses (before waiver/reimbursement)	0.42	% ††	0.46%	0.50%		0.49%	0.49%	0.54%
Portfolio turnover rate (d)	40%		89%	89%		155%	131%	154%
Net assets at end of period (in 000’s)	$114,480		$109,750	$195,784		$244,618	$290,617	$340,887

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 2.35%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.
(d)	The portfolio turnover rates not including mortgage dollar rolls are 33%, 82%, 76%, 90%, 56% and 63% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2016, 2015, 2014 and 2013 , respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

26	MainStay Indexed Bond Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

27

Notes to Financial Statements (Unaudited) (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

28	MainStay Indexed Bond Fund

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan. Income earned from securities lending activity is reflected in the Statement of Operations.

(K)  Securities Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money. The Fund is subject to interest-rate risk and its holdings in bonds can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Fund may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in

29

Notes to Financial Statements (Unaudited) (continued)

emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve of the portfolio.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$53,590	$53,590

Total Fair Value		$53,590	$53,590

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(75,641)	$(75,641)

Total Fair Value		$(75,641)	$(75,641)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$11,548	$11,548

Total Realized Gain (Loss)		$11,548	$11,548

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(9,995)	$(9,995)

Total Change in Unrealized Appreciation (Depreciation)		$(9,995)	$(9,995)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$7,980,662	$7,980,662
Futures Contracts Short	$(4,304,445)	$(4,304,445)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

30	MainStay Indexed Bond Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points for Class A, to Class T. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $174,216 and waived its fees and/or reimbursed expenses in the amount of $17,503.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,572 and $513, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $8.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$5,175
Investor Class	7,689
Class I	28,737

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$139,779,477	$1,833,389	$(3,625,693)	$(1,792,304)

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$4,916,869
Long-Term Capital Gain	1,852,205
Total	$6,769,074

31

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of U.S. government securities were $45,339 and $43,606, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $13,284 and $10,525, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	183,286	$1,925,518
Shares issued to shareholders in reinvestment of dividends and distributions	28,567	298,751
Shares redeemed	(392,307)	(4,125,217)

Net increase (decrease) in shares outstanding before conversion	(180,454)	(1,900,948)
Shares converted into Class A (See Note 1)	11,973	125,957
Shares converted from Class A (See Note 1)	(2,234)	(23,130)

Net increase (decrease)	(170,715)	$(1,798,121)

Year ended October 31, 2017:
Shares sold	347,518	$3,707,203
Shares issued to shareholders in reinvestment of dividends and distributions	90,553	956,782
Shares redeemed	(1,876,264)	(19,918,719)

Net increase (decrease) in shares outstanding before conversion	(1,438,193)	(15,254,734)
Shares converted into Class A (See Note 1)	194,674	2,079,514
Shares converted from Class A (See Note 1)	(13,524)	(143,380)

Net increase (decrease)	(1,257,043)	$(13,318,600)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	22,874	$240,701
Shares issued to shareholders in reinvestment of dividends and distributions	3,667	38,571
Shares redeemed	(29,441)	(310,657)

Net increase (decrease) in shares outstanding before conversion	(2,900)	(31,385)
Shares converted into Investor Class (See Note 1)	2,223	23,130
Shares converted from Investor Class (See Note 1)	(11,908)	(125,957)

Net increase (decrease)	(12,585)	$(134,212)

Year ended October 31, 2017:
Shares sold	57,342	$613,067
Shares issued to shareholders in reinvestment of dividends and distributions	14,557	154,644
Shares redeemed	(87,409)	(934,613)

Net increase (decrease) in shares outstanding before conversion	(15,510)	(166,902)
Shares converted into Investor Class (See Note 1)	11,473	122,342
Shares converted from Investor Class (See Note 1)	(193,612)	(2,079,514)

Net increase (decrease)	(197,649)	$(2,124,074)

32	MainStay Indexed Bond Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,569,609	$27,137,770
Shares issued to shareholders in reinvestment of dividends and distributions	179,829	1,882,152
Shares redeemed	(1,905,428)	(19,964,755)

Net increase (decrease)	844,010	$9,055,167

Year ended October 31, 2017:
Shares sold	3,572,244	$38,192,497
Shares issued to shareholders in reinvestment of dividends and distributions	527,462	5,581,007
Shares redeemed	(11,585,726)	(123,797,189)

Net increase (decrease) in shares outstanding before conversion	(7,486,020)	(80,023,685)
Shares converted into Class I (See Note 1)	1,985	21,038

Net increase (decrease)	(7,484,035)	$(80,002,647)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund, together with responses from New York Life Investments and NYL Investors to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or NYL Investors. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the

34	MainStay Indexed Bond Fund

Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of NYL Investors and continuous analysis of, and interactions with, NYL Investors with respect to, among other things, Fund investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and NYL Investors’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance compared favorably relative to the Fund’s benchmark index and peer funds and considered its discussions with representatives from

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments regarding the Fund’s recent underperformance relative to the Fund’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered

36	MainStay Indexed Bond Fund

differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay Indexed Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737120 MS126-18	MSIN10-06/18 (NYLIM) NL0B3

MainStay MacKay California Tax Free Opportunities Fund

(Formerly known as MainStay California Tax Free Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–4.07 0.45%	–1.11 3.55%	2.70 3.65%	2.91 3.83%	0.82 0.82%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2013	–4.08 0.44	–1.14 3.52	2.59 3.54	2.83 3.75	0.86 0.86
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2/28/2013	–0.68 0.31	2.26 3.26	3.27 3.27	3.48 3.48	1.11 1.11
Class I Shares	No Sales Charge		2/28/2013	0.58	3.81	3.89	4.10	0.57

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays California Municipal Bond Index[3]	–0.93%	1.75%	2.76%	2.80%
Morningstar Muni California Long Category Average[4]	–0.50	2.13	2.86	2.88

3.	The Bloomberg Barclays California Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Muni California Long Category Average is representative of funds that invest at least 80% of assets in California municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.50	$3.73	$1,021.10	$3.76	0.75%

Investor Class Shares	$1,000.00	$1,004.40	$3.88	$1,020.90	$3.91	0.78%

Class C Shares	$1,000.00	$1,003.10	$5.12	$1,019.70	$5.16	1.03%

Class I Shares	$1,000.00	$1,005.80	$2.49	$1,022.30	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

School District	14.5%
General	13.8
Medical	11.9
Water	9.6
General Obligation	7.4
Education	6.7
Transportation	5.6
Tobacco Settlement	4.9
Airport	4.8
Higher Education	4.4
Housing	4.0

Power	3.7%
Development	2.2
Multi-Family Housing	1.7
Utilities	1.6
Nursing Homes	1.5
Mello-Roos	0.6
Facilities	0.5
Pollution	0.2
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (Unaudited)

1.	California State Educational Facilities Authority, Sutter Health, Revenue Bonds, 5.00%, due 11/15/34–11/15/38

2.	Guam Government, Waterworks Authority, Revenue Bonds, 5.00%–5.50%, due 7/1/33–1/1/46

3.	San Francisco City & County International Airports Communities, Revenue Bonds, 5.00%, due 5/1/47

4.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–5.50%, due 7/1/19–7/1/35

5.	California Statewide Communities Development Authority, Revenue Bonds, 1.64%–5.00%, due 4/1/38–11/15/49
6.	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Revenue Bonds, 1.45%, due 11/1/26

7.	San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds, 1.77%, due 7/1/57

8.	Livermore Valley Water Financing Authority, Revenue Bonds, 5.00%, due 7/1/47

9.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, (zero coupon)-5.50%, due 7/1/19–7/1/42

10.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, 5.00%, due 1/15/44–1/15/50

8	MainStay MacKay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay California Tax Free Opportunities Fund returned 0.45% for Class A shares, 0.44% for Investor Class shares and 0.31% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.58%. For the six months ended April 30, 2018, all share classes outperformed the –0.93% return of the Bloomberg Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the –0.50% return of the Morningstar Muni California Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay California Tax Free Opportunities Fund was renamed MainStay MacKay California Tax Free Opportunities Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Unlike the Bloomberg Barclays California Municipal Bond Index, the Fund had exposure to U.S. territory debt and high-yield debt, which benefited the Fund’s relative performance during the reporting period. Investor demand increased amid concerns of an overall reduction in new-issue supply and limited high-yield opportunities currently in the marketplace. As a result, investors sought out attractive investments in liquid high-yield credits. Benefiting from this increased demand was the Fund’s broad array of Puerto Rico and Virgin Island securities, which saw their outlook improve and their prices rebound significantly from 2017 levels. The Fund’s high-yield tobacco-backed bonds also contributed positively to relative performance as existing supply contracted because of a large current refinancing of New Jersey tobacco bonds, which pushed prices higher on remaining tobacco debt. (Contributions take weightings and total returns into account.)

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in the prospectus. In addition to investment-grade California municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in below-investment-grade municipal bonds. Since the Fund’s investable universe is broader than that of the Bloomberg Barclays California Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 5.78 years.

Which sectors were the strongest contributors to the Fund’s performance, and which sectors were particularly weak?

The Fund received positive contributions relative to the Bloomberg Barclays California Municipal Bond Index from its exposure to U.S. Territory debt, to which the benchmark does not have exposure. Specifically, the bonds in the U.S. Virgin Islands and Puerto Rico saw their prices rebound significantly over the first four months of 2018 after selling off in 2017. As a result, the Fund’s overweight exposure to special-tax bonds contributed positively to performance during the reporting period. Underweight exposure relative to the benchmark in state general obligation bonds and transportation-backed bonds, as well as overweight exposure to tobacco-backed debt and water/sewer bonds also contributed positively to the Fund’s relative performance. On the other hand, the Fund’s overweight positions in the hospital, education and local general obligation sectors all detracted from the Fund’s performance relative to the Bloomberg Barclays California Municipal Bond Index.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual purchase or sale would be considered significant, although sector overweights or yield-curve5 positioning, in their entirety, would have an impact. Those areas of emphasis are discussed elsewhere in this report.

1.	See footnote on page 6 for more information on the Bloomberg Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni California Long Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

How did the Fund’s sector weightings change during the reporting period?

The sectors prevalent in the Fund’s holdings, such as local general obligation, dedicated tax, airport, water/sewer, tobacco and hospitals, reflected our desire to construct a reasonably well-diversified Fund that included exposure to infrequent municipal issuers. We believe that individual security selection—as opposed to a top-down approach to constructing portfolios—offers the potential for enhanced performance over time for the types of credits the Fund has emphasized. During the reporting period, the Fund increased its exposure to education, transportation, industrial development revenue/pollution control revenue and state general obligation bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held an overweight position relative to the Bloomberg Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. As of the same date, the Fund held an overweight position relative to the Index in credits rated BBB.6 As of April 30, 2018, the Fund held approximately 15.3% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund held underweight positions relative to the Bloomberg Barclays California Municipal Bond Index in securities rated AA–, AA+ and AAA and in bonds with maturities of less than 15 years.

6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Ratings from ‘AA’ to ‘CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value

Municipal Bonds 99.6%†
Airport 4.8%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,146,410
City of Los Angeles, Department of Airports, International Airport, Revenue Bonds Series B 5.00%, due 5/15/31	1,500,000	1,589,025
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds Series A 5.25%, due 5/15/48 (a)	1,375,000	1,589,747
Sacramento County, California Airport System, Revenue Bonds Series C 5.00%, due 7/1/38 (a)	3,000,000	3,412,110
♦San Francisco City & County International Airports Communities, Revenue Bonds Series A 5.00%, due 5/1/47 (a)	6,000,000	6,699,360

		14,436,652

Development 2.2%
California Infrastructure & Economic Development Bank, Independent System Operator Corp. Project, Revenue Bonds 5.00%, due 2/1/39	1,000,000	1,085,070
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (a)(b)	2,175,000	2,308,066
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds Series A 5.75%, due 1/15/45 (b)	400,000	426,836
♦California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,094,280
Inland Valley Development Agency, Tax Allocation Series B, Insured: AGM 5.50%, due 3/1/33	1,500,000	1,648,620

		6,562,872

	Principal Amount	Value

Education 6.7%
California Municipal Finance Authority, American Heritage Education, Revenue Bonds Series A 5.00%, due 6/1/36	$475,000	$515,014
Series A 5.00%, due 6/1/46	700,000	751,401
California Municipal Finance Authority, Creative Center Los Altos Project, Pinewood & Oakwood Schools, Revenue Bonds (b) Series B 4.00%, due 11/1/36	400,000	371,736
Series B 4.50%, due 11/1/46	1,600,000	1,518,736
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (b)	795,000	810,964
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	500,000	509,655
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	7,905,000	1,760,523
California School Finance Authority, Aspire Public Schools, Revenue Bonds (b) 5.00%, due 8/1/27	500,000	553,010
5.00%, due 8/1/28	700,000	771,372
5.00%, due 8/1/36	600,000	646,782
5.00%, due 8/1/41	750,000	803,070
5.00%, due 8/1/46	975,000	1,040,812
California School Finance Authority, Charter School Classical Academies Project, Revenue Bonds Series A 5.00%, due 10/1/37 (b)	1,485,000	1,558,864
California School Finance Authority, Grimmway Schools Obligation, Revenue Bonds Series A 5.00%, due 7/1/46 (b)	750,000	726,818
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (b) Series A 5.00%, due 7/1/37	500,000	544,830

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2018. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Education (continued)
California School Finance Authority, High Tech High Learning Project, Revenue Bonds (continued)
Series A 5.00%, due 7/1/49	$500,000	$538,815
California School Finance Authority, KIPP LA Projects, Revenue Bonds Series A 5.00%, due 7/1/34	600,000	650,868
California State Municipal Finance Authority, Charter School, King Chavez Academy, Revenue Bonds (b) Series A 5.00%, due 5/1/36	1,275,000	1,328,728
Series A 5.00%, due 5/1/46	1,325,000	1,359,238
California State Municipal Finance Authority, Charter School, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/36 (b)	1,300,000	1,340,339
Oxnard California School District, COPS, Property Acquisition and Improvement Project, Certificate of Participation Insured: BAM 2.00%, due 8/1/45 (c)	1,000,000	997,750
San Marcos School Financing Authority, Revenue Bonds Insured: AGM 5.25%, due 8/15/40	1,000,000	1,179,360

		20,278,685

Facilities 0.5%
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	30,000	30,032
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds Series C, Insured: NATL-RE 5.50%, due 6/1/37	1,300,000	1,401,101

		1,431,133

General 13.8%
Anaheim Public Financing Authority, Revenue Bonds Series A 5.00%, due 5/1/33	1,000,000	1,124,790
California Infrastructure & Economic Development Bank, The Salvation Army Western Territory, Revenue Bonds 4.00%, due 9/1/33	1,225,000	1,282,416
4.00%, due 9/1/34	1,000,000	1,040,960

	Principal Amount	Value

General (continued)
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 6.375%, due 11/1/43	$500,000	$574,285
Cathedral City Redevelopment Agency Successor Agency, Merged Redevelopment Project Area, Tax Allocation Series A, Insured: AGM 5.00%, due 8/1/26	1,000,000	1,128,910
Series A, Insured: AGM 5.00%, due 8/1/34	1,000,000	1,105,920
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,477,670
Del Mar California Race Track Authority, Revenue Bonds 5.00%, due 10/1/30	1,000,000	1,104,300
5.00%, due 10/1/38	1,800,000	1,801,800
♦Livermore Valley Water Financing Authority, Revenue Bonds Series A 5.00%, due 7/1/47	3,945,000	4,494,894
Manteca Redevelopment Agency, Sub Amended Merged Project, Tax Allocation 1.40%, due 10/1/42 (c)	2,870,000	2,870,000
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,103,600
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	1,290,000	1,290,064
Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	817,143
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/18	450,000	451,868
Series C, Insured: AMBAC 5.50%, due 7/1/24	70,000	72,946
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,044,165
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/32	1,050,000	1,097,964

12	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General (continued)
Riverside County Public Financing Authority, Tax Allocation Series A, Insured: BAM 4.00%, due 10/1/40	$1,500,000	$1,531,860
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39	1,000,000	1,150,510
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment Project, Tax Allocation Series C 5.00%, due 8/1/36	1,250,000	1,411,900
South Orange County Public Financing Authority, Special Tax Series A 5.00%, due 8/15/32	775,000	839,217
Territory of Guam, Business Privilege Tax, Revenue Bonds Series B1 5.00%, due 1/1/27	1,500,000	1,571,940
Territory of Guam, Hotel Occupancy Tax, Revenue Bonds Series A 6.50%, due 11/1/40	1,740,000	1,922,961
Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	2,890,000	2,984,705
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	2,000,000	2,151,520
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 5.00%, due 10/1/25	580,000	465,450
Subseries A 6.00%, due 10/1/39	800,000	544,000
Series A 6.625%, due 10/1/29	300,000	219,000
Series A 6.75%, due 10/1/37	2,450,000	1,770,125
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,205,000	1,265,865

		41,712,748

	Principal Amount	Value

General Obligation 7.4%
California State, Unlimited General Obligation 6.00%, due 4/1/38	$195,000	$227,811
6.00%, due 4/1/38	110,000	128,509
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	500,000	549,135
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 7/1/22	115,000	117,430
Insured: AMBAC 4.50%, due 7/1/23	565,000	563,808
Series A, Insured: AGC 5.00%, due 7/1/23	260,000	260,772
Series A-4, Insured: AGM 5.00%, due 7/1/31	410,000	424,719
Series A, Insured: AGM 5.00%, due 7/1/35	2,175,000	2,254,518
Series C, Insured: AGM 5.25%, due 7/1/26	265,000	279,169
Series A-4, Insured: AGM 5.25%, due 7/1/30	175,000	182,565
Series A, Insured: NATL-RE 5.50%, due 7/1/19	1,530,000	1,569,811
Series A, Insured: AGM 5.50%, due 7/1/27	620,000	664,101
Hartnell Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,215,000	2,273,520
Hartnell Community College District, Unlimited General Obligation Series A (zero coupon), due 8/1/37	2,500,000	1,130,575
Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation Series C 5.75%, due 11/1/34	650,000	761,150
Mount San Jacinto Community College District, Election 2014, Unlimited General Obligation Series B 4.00%, due 8/1/38	1,985,000	2,085,481
Palo Verde Community College District, Election 2014, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/45	500,000	512,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.25%, due 8/1/21	$300,000	$303,129
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG, AGM 5.25%, due 7/1/20	475,000	497,719
Series F, Insured: AGC 5.25%, due 7/1/25	160,000	174,422
Santa Monica Community College District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/47	1,250,000	1,301,187
Southwestern Community College District, Unlimited General Obligation Series A 4.00%, due 8/1/47	2,000,000	2,057,600
Tahoe Forest, California Hospital District, Unlimited General Obligation 5.00%, due 8/1/29	1,815,000	2,115,891
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	1,250,000	871,875
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	1,500,000	1,050,000

		22,357,242

Higher Education 4.4%
California Educational Facilities Authority, Claremont McKenna College, Revenue Bonds Series A 4.00%, due 1/1/39	1,800,000	1,863,648
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/23	570,000	635,778
Series A 5.00%, due 4/1/24	280,000	316,448
California State Educational Facilities Authority, Chapman University, Revenue Bonds Series B 4.00%, due 4/1/47	2,750,000	2,797,437

	Principal Amount	Value

Higher Education (continued)
♦California State Municipal Finance Authority, Biola University, Revenue Bonds 5.00%, due 10/1/37	$1,000,000	$1,133,110
California State Municipal Finance Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/46 (b)	1,000,000	1,061,080
California State Municipal Finance Authority, Pomona College, Revenue Bonds 5.00%, due 1/1/48	1,250,000	1,443,575
California State Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds 5.00%, due 12/1/38	845,000	953,261
California State Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 4.00%, due 6/1/47	1,000,000	1,026,820
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds Series A 5.00%, due 11/1/41 (b)	1,000,000	1,071,020
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,108,870

		13,411,047

Housing 4.0%
California Municipal Finance Authority, Mobile Home Park Senior Caritas Projects, Revenue Bonds Series A 4.00%, due 8/15/42	1,540,000	1,541,109
Series A 5.00%, due 8/15/29	805,000	912,274
Series A 5.00%, due 8/15/31	140,000	157,109
California Municipal Finance Authority, Windsor Mobile Country Club, Revenue Bonds Series A 4.00%, due 11/15/37	1,320,000	1,353,700
California Public Finance Authority, University Housing, Claremont Properties LLC, Project, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	750,000	791,700

14	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Housing (continued)
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds Series A 5.00%, due 6/1/46 (b)	$1,000,000	$1,048,710
California Statewide Communities Development Authority, Student Housing, Revenue Bonds 5.00%, due 5/15/40	2,075,000	2,288,310
California Statewide Communities Development Authority, University of California, Irvine Campus Apartments, Revenue Bonds Series A 5.00%, due 5/15/47	3,500,000	3,877,895

		11,970,807

Medical 11.9%
ABAG Finance Authority for Nonprofit Corp., Sharp Health Care, Revenue Bonds Series A 5.00%, due 8/1/43	1,750,000	1,908,917
California Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/47	1,000,000	1,101,330
California Health Facilities Financing Authority, Stanford Health Care, Revenue Bonds Series A 5.00%, due 11/15/36	3,000,000	3,448,740
California Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/46	490,000	534,419
California Municipal Finance Authority, Inland Regional Center Project, Revenue Bonds 5.00%, due 6/15/37	1,000,000	1,101,050
California Public Finance Authority, Henry Mayo Newhall Hospital, Revenue Bonds 5.00%, due 10/15/47	1,000,000	1,079,290
♦California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	475,000	536,935

	Principal Amount	Value

Medical (continued)
California State Educational Facilities Authority, Sutter Health, Revenue Bonds (continued)
Series A 5.00%, due 11/15/37	$5,175,000	$5,898,775
Series A 5.00%, due 11/15/38	1,600,000	1,816,752
California State Health Facilities Financing Authority, Children’s Hospital, Revenue Bonds Series A 5.00%, due 8/15/42	500,000	553,565
California State Health Facilities Financing Authority, El Camino Hospital, Revenue Bonds 4.125%, due 2/1/47	750,000	762,923
California State Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds Subseries A2 4.00%, due 11/1/51	1,500,000	1,520,145
California State Municipal Finance Authority, Community Medical Centers, Revenue Bonds Series A 5.00%, due 2/1/27	1,100,000	1,270,852
Series A 5.00%, due 2/1/37	1,000,000	1,101,050
California Statewide Communities Development Authority, Huntington Memorial Hospital Project, Revenue Bonds 4.00%, due 7/1/48	1,000,000	998,220
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds Series A 5.00%, due 12/1/46 (b)	2,000,000	2,110,020
♦California Statewide Communities Development Authority, Revenue Bonds Series M 1.64%, due 4/1/38 (c)	4,000,000	4,000,000
City of Whittier, California, Health Facility Presbyterian Intercommunity Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,113,330
Palomar Health, Revenue Bonds 5.00%, due 11/1/39	1,000,000	1,074,420
Insured: AGM 5.00%, due 11/1/47	2,500,000	2,783,675

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Medical (continued)
Washington Township Health Care District, Revenue Bonds Series B 4.00%, due 7/1/36	$1,380,000	$1,376,412

		36,090,820

Mello-Roos 0.6%
Irvine Unified School District, Community Facilities District No. 9, Special Tax Series B 5.00%, due 9/1/42	1,000,000	1,101,740
Rio Elementary School District Community Facilities District No. 1, Special Tax Insured: BAM 5.00%, due 9/1/35	500,000	560,290

		1,662,030

Multi-Family Housing 1.7%
♦San Francisco City & County Multifamily Housing, 1601 Mariposa Apartments, Revenue Bonds Series B-2 1.77%, due 7/1/57 (c)	5,000,000	5,000,000

Nursing Homes 1.5%
ABAG Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds Series A 5.00%, due 7/1/42	500,000	530,995
California Municipal Finance Authority, Retirement Housing Foundation Obligation Group, Revenue Bonds Series A 5.00%, due 11/15/31	330,000	396,449
Series A 5.00%, due 11/15/32	190,000	229,258
California Statewide Communities Development Authority, American Baptist Homes West, Revenue Bonds 5.00%, due 10/1/26	400,000	457,388
5.00%, due 10/1/45	1,300,000	1,413,932
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds 4.00%, due 4/1/47	1,000,000	999,960
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds Insured: CA MTG INS 5.375%, due 11/15/44	535,000	604,309

		4,632,291

	Principal Amount	Value

Pollution 0.2%
California Pollution Control Financing Authority, Pacific Gas & Electric, Revenue Bonds 1.43%, due 11/1/26 (c)	$700,000	$700,000

Power 3.7%
♦California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Revenue Bonds Series B 1.45%, due 11/1/26 (c)	5,000,000	5,000,000
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/34	1,000,000	1,037,270
Series A 5.00%, due 10/1/40	1,000,000	1,049,740
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: AGM 4.20%, due 7/1/19	240,000	240,499
Series UU, Insured: AGC 4.25%, due 7/1/27	460,000	460,106
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	640,000	640,237
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	225,637
Southern California State Public Power Authority, Magnolia Power Project, Revenue Bonds Series A-1 1.29%, due 7/1/36 (c)	2,500,000	2,500,000

		11,153,489

School District 14.5%
Alvord Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/37	825,000	919,974
Banning CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/46	500,000	513,210
Beaumont CA Unified School District, Election 2008, Unlimited General Obligation Series D, Insured: BAM 5.25%, due 8/1/44	1,000,000	1,160,250
Ceres Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/44	3,000,000	1,002,510
Insured: BAM (zero coupon), due 8/1/45	2,880,000	920,592

16	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Chino Valley Unified School District, Election 2016, Unlimited General Obligation Series A 5.25%, due 8/1/47	$1,000,000	$1,165,540
Colton Joint Unified School District, Election 2001, Unlimited General Obligation Series C, Insured: NATL-RE (zero coupon), due 2/1/37	2,730,000	1,296,887
El Rancho Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	2,745,000	3,197,019
Fontana Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/33	2,825,000	1,424,224
Fresno Unified School District, Election 2010, Unlimited General Obligation Series F 4.00%, due 8/1/32	1,475,000	1,563,175
Jurupa Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/33	1,555,000	1,815,385
Series B 5.00%, due 8/1/37	1,000,000	1,153,430
Kerman CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/46	1,755,000	2,047,050
Lemoore Union High School District, Election 2016, Unlimited General Obligation Series A 5.50%, due 8/1/42	560,000	671,294
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 4.00%, due 8/1/47	3,000,000	3,073,380
Local Public Schools Funding Authority, School Improvement District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 4.00%, due 8/1/42	750,000	773,385
Needles Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/45	1,250,000	870,250
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	572,505

	Principal Amount	Value

School District (continued)
Oakland Unified School District, Alameda County, Unlimited General Obligation 5.00%, due 8/1/31	$1,100,000	$1,288,551
Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/51	25,000	3,519
Paramount Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/46	1,500,000	1,749,615
Pittsburg Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/47	3,500,000	722,575
Series C (zero coupon), due 8/1/52	5,000,000	740,400
Redwood City School District, Election 2015, Unlimited General Obligation 5.25%, due 8/1/44	2,000,000	2,367,220
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 8/1/34	655,000	729,794
San Leandro CA Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: BAM 5.25%, due 8/1/42	1,000,000	1,168,160
San Mateo Foster City School District, Election, Unlimited General Obligation (zero coupon), due 8/1/42	2,000,000	1,705,300
San Ysidro School District, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/47	3,000,000	694,230
Sanger Unified School District, Election 2012, Unlimited General Obligation Series C, Insured: BAM 4.00%, due 8/1/39	1,020,000	1,051,049
Santa Barbara Unified School District, Election 2010, Unlimited General Obligation Series A (zero coupon), due 8/1/36	1,000,000	1,076,550
Series B 5.00%, due 8/1/38	1,000,000	1,112,300
Santee CA, School District, Unlimited General Obligation 5.00%, due 8/1/48	2,205,000	2,505,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
Savanna School District, Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 2/1/52	$1,000,000	$645,490
Taft Elementary School District, Election 2012, Unlimited General Obligation Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,426,728
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	780,150

		43,906,990

Tobacco Settlement 4.9%
California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds Series B (zero coupon), due 6/1/46	10,000,000	1,705,000
Series A 5.00%, due 6/1/47	1,275,000	1,255,722
5.70%, due 6/1/46	1,000,000	1,002,940
California County Tobacco Securitization Agency, Revenue Bonds Series A 5.125%, due 6/1/38	1,290,000	1,290,000
5.125%, due 6/1/38	550,000	550,017
5.25%, due 6/1/46	1,165,000	1,155,307
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	20,000,000	994,000
Children’s Trust Fund, Revenue Bonds Series A (zero coupon), due 5/15/50	1,500,000	127,605
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	3,265,000	3,345,352
Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed, Revenue Bonds 5.625%, due 6/1/47	1,025,000	1,005,986
Tobacco Securitization Authority of Northern California, Revenue Bonds Series A-1 5.375%, due 6/1/38	820,000	821,574
Series A-1 5.50%, due 6/1/45	1,585,000	1,584,968

		14,838,471

	Principal Amount	Value

Transportation 5.6%
Alameda Corridor Transportation Authority, Revenue Bonds Series B, Insured: AGM 4.00%, due 10/1/37	$750,000	$771,592
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,119,380
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds Series C 6.50%, due 1/15/43	500,000	585,355
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds Series N, Insured: AMBAC (zero coupon), due 7/1/20	280,000	255,643
Insured: AGC 4.125%, due 7/1/19	120,000	120,305
Series AA-1, Insured: AGM 4.95%, due 7/1/26	560,000	574,986
Series D, Insured: AGM 5.00%, due 7/1/32	1,205,000	1,206,337
Series G, Insured: AGC 5.00%, due 7/1/42	40,000	40,014
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	630,861
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,106,000
Insured: AMBAC 5.50%, due 7/1/26	460,000	477,926
San Diego Association of Governments, South Bay Expressway, Revenue Bonds Series A 5.00%, due 7/1/42	2,000,000	2,275,380
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,666,095
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds Series B 5.25%, due 1/15/44	1,000,000	1,085,650
Series B 5.25%, due 1/15/49	500,000	541,285
♦San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Series A 5.00%, due 1/15/44	3,500,000	3,791,480
Senior Lien-Series A 5.00%, due 1/15/50	500,000	539,785

		16,788,074

18	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Utilities 1.6%
♦Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	$1,100,000	$1,185,855
5.50%, due 7/1/43	1,415,000	1,537,808
Imperial Irrigation District Electric, Revenue Bonds Series C 5.00%, due 11/1/37	1,000,000	1,133,670
Turlock Irrigation District, Revenue Bonds 5.50%, due 1/1/41	1,000,000	1,075,470

		4,932,803

Water 9.6%
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (b)	1,255,000	1,278,142
City of Clovis, California, Sewer Revenue Bonds Insured: AGM 5.25%, due 8/1/29	500,000	586,265
Colton Utility Authority, Revenue Bonds Insured: AGM 4.00%, due 3/1/47	2,500,000	2,561,650
Eastern Municipal Water District, Water & Wastewater, Revenue Bonds Series A 5.00%, due 7/1/45	2,850,000	3,237,799
♦Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	5,020,000	5,305,538
Irvine Ranch Water District, Improvement District Construction, Special Assessment Series B 1.22%, due 10/1/41 (c)	1,900,000	1,900,000
Los Angeles County Sanitation Districts Financing Authority, Green Bonds, Revenue Bonds Series A 4.00%, due 10/1/33	1,000,000	1,060,860
Series A 5.00%, due 10/1/30	1,075,000	1,274,176
Metropolitan Water District of Southern California, Revenue Bonds (c) Series A 1.30%, due 7/1/47	700,000	700,000
Series B-1 1.36%, due 7/1/37	3,600,000	3,600,000
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,103,370

	Principal Amount	Value

Water (continued)
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.00%, due 7/1/28	$100,000	$100,243
Series A 6.00%, due 7/1/44	1,000,000	817,500
Senior Lien-Series A 6.00%, due 7/1/47	1,000,000	802,500
Santa Margarita-Dana Point Authority, Water District Improvement, Revenue Bonds 4.00%, due 8/1/36	2,025,000	2,127,202
Silicon Valley Clean Water, Revenue Bonds 5.00%, due 8/1/45	500,000	558,810
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds Series A 6.25%, due 10/1/38	1,000,000	1,172,720
Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 4.75%, due 10/1/35	20,000	20,047
Watereuse Finance Authority, Revenue Bonds Series A 5.50%, due 5/1/36	500,000	574,055
West Sacramento CA, Financing Authority, Water Capital Projects, Revenue Bonds Insured: BAM 4.00%, due 10/1/39	300,000	313,896

		29,094,773

Total Municipal Bonds (Cost $301,840,917)	99.6%	300,960,927
Other Assets, Less Liabilities	0.4	1,171,948
Net Assets	100.0%	$302,132,875

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(216)	June 2018	$(25,893,869)	$(25,839,000)	$54,869
United States Treasury Long Bond	(50)	June 2018	(7,104,206)	(7,192,187)	(87,981)

			$(32,998,075)	$(33,031,187)	$(33,112)

1.	As of April 30, 2018, cash in the amount of $301,900 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$300,960,927	$—	$300,960,927

Total Investments in Securities	—	300,960,927	—	300,960,927

Other Financial Instruments
Futures Contracts (b)	54,869	—	—	54,869

Total Investments in Securities and Other Financial Instruments	$54,869	$300,960,927	$—	$301,015,796

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(87,981)	$—	$—	$(87,981)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $301,840,917)	$300,960,927
Cash	1,462,327
Cash collateral on deposit at broker for futures contracts	301,900
Receivables:
Interest	3,498,900
Fund shares sold	1,473,743
Investment securities sold	357,798
Other assets	7,696

Total assets	308,063,291

Liabilities
Payables:
Investment securities purchased	4,792,328
Fund shares redeemed	532,044
Manager (See Note 3)	108,344
Variation margin on futures contracts	56,688
Professional fees	35,872
NYLIFE Distributors (See Note 3)	33,485
Shareholder communication	12,267
Transfer agent (See Note 3)	6,465
Custodian	3,151
Trustees	460
Dividend payable	348,835
Accrued expenses	477

Total liabilities	5,930,416

Net assets	$302,132,875

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,683
Additional paid-in capital	310,003,119

310,032,802
Undistributed net investment income	20,661
Accumulated net realized gain (loss) on investments and futures transactions	(7,007,486)
Net unrealized appreciation (depreciation) on investments and futures contracts	(913,102)

Net assets	$302,132,875

Class A
Net assets applicable to outstanding shares	$107,989,660

Shares of beneficial interest outstanding	10,609,629

Net asset value per share outstanding	$10.18
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.66

Investor Class
Net assets applicable to outstanding shares	$340,407

Shares of beneficial interest outstanding	33,440

Net asset value per share outstanding	$10.18
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.66

Class C
Net assets applicable to outstanding shares	$27,467,307

Shares of beneficial interest outstanding	2,698,334

Net asset value and offering price per share outstanding	$10.18

Class I
Net assets applicable to outstanding shares	$166,335,501

Shares of beneficial interest outstanding	16,341,264

Net asset value and offering price per share outstanding	$10.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,606,845
Other income	890

Total income	5,607,735

Expenses
Manager (See Note 3)	733,822
Distribution/Service—Class A (See Note 3)	131,060
Distribution/Service—Investor Class (See Note 3)	381
Distribution/Service—Class C (See Note 3)	67,688
Transfer agent (See Note 3)	44,143
Professional fees	35,300
Shareholder communication	8,335
Registration	5,648
Trustees	3,210
Custodian	1,565
Miscellaneous	7,649

Total expenses before waiver/reimbursement	1,038,801
Expense waiver/reimbursement from Manager (See Note 3)	(102,134)

Net expenses	936,667

Net investment income (loss)	4,671,068

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(716,380)
Futures transactions	1,438,326

Net realized gain (loss) on investments and futures transactions	721,946

Net change in unrealized appreciation (depreciation) on:
Investments	(3,339,461)
Futures contracts	(602,784)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,942,245)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,220,299)

Net increase (decrease) in net assets resulting from operations	$1,450,769

22	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,671,068	$8,981,509
Net realized gain (loss) on investments and futures transactions	721,946	(5,871,989)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,942,245)	(2,447,799)

Net increase (decrease) in net assets resulting from operations	1,450,769	661,721

Dividends to shareholders:
From net investment income:
Class A	(1,609,242)	(3,348,919)
Investor Class	(4,630)	(11,506)
Class C	(377,868)	(757,905)
Class I	(2,679,281)	(4,860,051)

Total dividends to shareholders	(4,671,021)	(8,978,381)

Capital share transactions:
Net proceeds from sale of shares	76,512,228	159,531,201
Net asset value of shares issued to shareholders in reinvestment of dividends	2,821,293	5,351,205
Cost of shares redeemed	(56,985,659)	(201,307,506)

Increase (decrease) in net assets derived from capital share transactions	22,347,862	(36,425,100)

Net increase (decrease) in net assets	19,127,610	(44,741,760)

Net Assets
Beginning of period	283,005,265	327,747,025

End of period	$302,132,875	$283,005,265

Undistributed net investment income at end of period	$20,661	$20,614

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				February 28, 2013** through October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.29	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.16	0.32	0.33	0.36	0.38	0.22
Net realized and unrealized gain (loss) on investments	(0.11)	(0.19)	0.37	0.07	0.87	(0.84)

Total from investment operations	0.05	0.13	0.70	0.43	1.25	(0.62)

Less dividends:
From net investment income	(0.16)	(0.32)	(0.33)	(0.36)	(0.37)	(0.22)

Net asset value at end of period	$10.18	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	0.45%	1.36%	6.98%	4.38%	13.93%	(6.23%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.07%††	3.17%	3.01%	3.61%	3.94%	4.01	% ††
Net expenses	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.82%††	0.82%	0.83%	0.84%	0.87%	1.10	% ††
Portfolio turnover rate	23%	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$107,990	$107,278	$146,843	$47,447	$3,058	$4,143

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				February 28, 2013** through October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.29	$10.49	$10.11	$10.04	$9.15	$10.00

Net investment income (loss)	0.15	0.32	0.33	0.36	0.36	0.21
Net realized and unrealized gain (loss) on investments	(0.11)	(0.20)	0.38	0.07	0.89	(0.85)

Total from investment operations	0.04	0.12	0.71	0.43	1.25	(0.64)

Less dividends:
From net investment income	(0.15)	(0.32)	(0.33)	(0.36)	(0.36)	(0.21)

Net asset value at end of period	$10.18	$10.29	$10.49	$10.11	$10.04	$9.15

Total investment return (a)	0.44%	1.23%	7.04%	4.32%	13.85%	(6.43%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05%††	3.15%	3.04%	3.56%	3.67%	3.44	% ††
Net expenses	0.78%††	0.79%	0.79%	0.83%	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.85%††	0.86%	0.87%	0.92%	1.03%	1.29	% ††
Portfolio turnover rate	23%	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$340	$285	$369	$192	$90	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay MacKay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				February 28, 2013** through October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.29	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.14	0.30	0.30	0.33	0.33	0.20
Net realized and unrealized gain (loss) on investments	(0.11)	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.03	0.11	0.67	0.40	1.21	(0.64)

Less dividends:
From net investment income	(0.14)	(0.30)	(0.30)	(0.33)	(0.33)	(0.20)

Net asset value at end of period	$10.18	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	0.31%	1.07%	6.67%	4.04%	13.39%	(6.48%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.79%††	2.89%	2.75%	3.28%	3.03%	3.35	% ††
Net expenses	1.03%††	1.04%	1.04%	1.08%	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.10%††	1.11%	1.12%	1.17%	1.29%	1.54	% ††
Portfolio turnover rate	23%	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$27,467	$26,623	$26,156	$10,053	$807	$73

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				February 28, 2013** through October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.29	$10.48	$10.11	$10.04	$9.16	$10.00

Net investment income (loss)	0.17	0.35	0.36	0.39	0.40	0.24
Net realized and unrealized gain (loss) on investments	(0.11)	(0.19)	0.37	0.07	0.88	(0.84)

Total from investment operations	0.06	0.16	0.73	0.46	1.28	(0.60)

Less dividends:
From net investment income	(0.17)	(0.35)	(0.36)	(0.39)	(0.40)	(0.24)

Net asset value at end of period	$10.18	$10.29	$10.48	$10.11	$10.04	$9.16

Total investment return (a)	0.58%	1.62%	7.25%	4.66%	14.34%	(6.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%††	3.42%	3.28%	3.85%	4.08%	3.70	% ††
Net expenses	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.57%††	0.57%	0.58%	0.59%	0.62%	0.85	% ††
Portfolio turnover rate	23%	83%	27%	50%	69%	142%
Net assets at end of period (in 000’s)	$166,336	$148,819	$154,379	$57,110	$85,155	$47,911

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay California Tax Free Opportunities Fund (formerly known as MainStay California Tax Free Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of February 28, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

26	MainStay MacKay California Tax Free Opportunities Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

27

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)   Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)   Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are

28	MainStay MacKay California Tax Free Opportunities Fund

conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2018, 90.0% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$54,869	$54,869

Total Fair Value		$54,869	$54,869

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(87,981)	$(87,981)

Total Fair Value		$(87,981)	$(87,981)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

29

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,438,326	$1,438,326

Total Realized Gain (Loss)		$1,438,326	$1,438,326

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(602,784)	$(602,784)

Total Change in Unrealized Appreciation (Depreciation)		$(602,784)	$(602,784)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(22,287,545)	$(22,287,545)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 fees and expenses do not exceed those of Class I. These agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $733,822 and waived its fees and/or reimbursed expenses in the amount of $102,134.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net

30	MainStay MacKay California Tax Free Opportunities Fund

assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,466 and $319, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $17,272 and $1,920, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$14,227
Investor Class	89
Class C	7,951
Class I	21,876

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$301,840,917	$5,244,040	$(6,124,030)	$(879,990)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $7,159,760 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,160	$—

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$118,788
Exempt Interest Dividends	8,859,593
Total	$8,978,381

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program

31

Notes to Financial Statements (Unaudited) (continued)

provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $93,988 and $68,198, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,288,314	$23,473,480
Shares issued to shareholders in reinvestment of dividends and distributions	114,078	1,167,499
Shares redeemed	(2,221,384)	(22,837,765)

Net increase (decrease) in shares outstanding before conversion	181,008	1,803,214
Shares converted into Class A (See Note 1)	5,109	52,233
Shares converted from Class A (See Note 1)	(3,388)	(34,619)

Net increase (decrease)	182,729	$1,820,828

Year ended October 31, 2017:
Shares sold	6,065,523	$61,911,180
Shares issued to shareholders in reinvestment of dividends and distributions	237,428	2,414,617
Shares redeemed	(9,675,714)	(97,542,617)

Net increase (decrease) in shares outstanding before conversion	(3,372,763)	(33,216,820)
Shares converted into Class A (See Note 1)	24,075	246,521
Shares converted from Class A (See Note 1)	(231,114)	(2,320,510)

Net increase (decrease)	(3,579,802)	$(35,290,809)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	11,638	$119,074
Shares issued to shareholders in reinvestment of dividends and distributions	444	4,545
Shares redeemed	(4,663)	(47,750)

Net increase (decrease) in shares outstanding before conversion	7,419	75,869
Shares converted into Investor Class (See Note 1)	3,388	34,619
Shares converted from Investor Class (See Note 1)	(5,109)	(52,233)

Net increase (decrease)	5,698	$58,255

Year ended October 31, 2017:
Shares sold	21,592	$221,081
Shares issued to shareholders in reinvestment of dividends and distributions	1,062	10,808
Shares redeemed	(11,823)	(120,126)

Net increase (decrease) in shares outstanding before conversion	10,831	111,763
Shares converted into Investor Class (See Note 1)	5,756	57,902
Shares converted from Investor Class (See Note 1)	(24,075)	(246,521)

Net increase (decrease)	(7,488)	$(76,856)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	414,446	$4,253,626
Shares issued to shareholders in reinvestment of dividends and distributions	27,986	286,432
Shares redeemed	(331,452)	(3,393,664)

Net increase (decrease)	110,980	$1,146,394

Year ended October 31, 2017:
Shares sold	1,000,257	$10,183,675
Shares issued to shareholders in reinvestment of dividends and distributions	56,186	572,158
Shares redeemed	(963,805)	(9,799,110)

Net increase (decrease)	92,638	$956,723

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,739,018	$48,666,048
Shares issued to shareholders in reinvestment of dividends and distributions	133,148	1,362,817
Shares redeemed	(2,995,568)	(30,706,480)

Net increase (decrease)	1,876,598	$19,322,385

Year ended October 31, 2017:
Shares sold	8,584,248	$87,215,265
Shares issued to shareholders in reinvestment of dividends and distributions	231,006	2,353,622
Shares redeemed	(9,301,641)	(93,845,653)

Net increase (decrease) in shares outstanding before conversion	(486,387)	(4,276,766)
Shares converted into Class I (See Note 1)	225,358	2,262,608

Net increase (decrease)	(261,029)	$(2,014,158)

32	MainStay MacKay California Tax Free Opportunities Fund

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (now known as the MainStay MacKay California Tax Free Opportunities Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

34	MainStay MacKay California Tax Free Opportunities Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life

36	MainStay MacKay California Tax Free Opportunities Fund

Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay MacKay California Tax Free Opportunities Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738062 MS126-18	MSCTF10-06/18 (NYLIM) NL0C5

MainStay MacKay Emerging Markets Equity Fund

(Formerly known as MainStay Emerging Markets Equity Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months or Since Inception	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	–4.45 1.11%	11.68 18.18%	3.14 4.45%	1.54 1.54%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	11/15/2013	–4.55 1.01	11.29 17.77	2.89 4.20	1.86 1.86
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11/15/2013	–0.39 0.61	15.99 16.99	3.46 3.46	2.59 2.59
Class I Shares	No Sales Charge		11/15/2013	1.31	18.49	4.71	1.19
Class R6 Shares	No Sales Charge		2/28/2018	–3.89	N/A	–3.89	1.19

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI Emerging Markets Index[3]	4.80%	21.71%	5.72%
Morningstar Diversified Emerging Markets Category Average[4]	4.14	18.01	4.59

3.	The MSCI Emerging Markets Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These portfolios invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,011.10	$7.73	$1,017.10	$7.75	1.57%

Investor Class Shares	$1,000.00	$1,010.10	$8.87	$1,016.00	$8.90	1.78%

Class C Shares	$1,000.00	$1,006.10	$12.63	$1,012.20	$12.67	2.54%

Class I Shares	$1,000.00	$1,013.10	$6.69	$1,018.10	$6.71	1.34%

Class R6 Shares[3,4]	$1,000.00	$961.10	$1.88	$1,006.40	$1.93	1.15%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A, Investor Class, Class C and Class I shares(to reflect the six-month period) and 61 days for Class R6 share (to reflect the since-inception period. The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	The inception date was February 28, 2018.
4.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2018. Had these shares been offered for the full six-month period ended April 30, 2018, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.76 for Class R6 shares and the ending account value would have been $1,019.10 for Class R6 shares.

7

Country Composition as of April 30, 2018 (Unaudited)

China	30.8%
Republic of Korea	17.4
Taiwan	11.3
Brazil	8.2
India	7.7
South Africa	6.0
Russia	4.1
Thailand	3.8
United States	3.6
Mexico	1.5
Turkey	1.3
Malaysia	1.1

Colombia	0.8%
Indonesia	0.8
Hong Kong	0.5
Greece	0.4
Poland	0.3
Egypt	0.1
Hungary	0.1
Singapore	0.1
Philippines	0.0 ‡
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Tencent Holdings, Ltd.
2.	Samsung Electronics Co., Ltd.
3.	Alibaba Group Holding, Ltd., Sponsored ADR
4.	Taiwan Semiconductor Manufacturing Co., Ltd.
5.	China Construction Bank Corp., Class H
6.	Naspers, Ltd., Class N
7.	Industrial & Commercial Bank of China, Ltd., Class H
8.	SK Hynix, Inc.
9.	Vale S.A.
10.	iShares MSCI Emerging Markets ETF

8	MainStay MacKay Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Ping Wang, PhD, of MacKay Shields, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Equity Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Emerging Markets Equity Fund returned 1.11% for Class A shares, 1.01% for Investor Class shares and 0.61% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 1.31%. For the six months ended April 30, 2018, all of these share classes underperformed the 4.80% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index, and the 4.14% return of the Morningstar Diversified Emerging Markets Category Average,2 From their inception on February 28, 2018, through April 30, 2018, Class R6 shares returned –3.89%. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Emerging Markets Equity Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI Emerging Markets Index resulted primarily from stock selection. The valuation factor, which is a key component of the Fund’s stock-selection metrics, had weak efficacy during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were consumer staples, real estate and materials.

(Contributions take weightings and total returns into account.) The weakest sector contributions to the Fund’s relative performance came from energy, health care and consumer discretionary.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were Taiwanese electronic equipment, instruments & components company Yageo; Chinese Internet software & services company Tencent Holdings; and Brazilian metals & mining company Vale.

The stocks that detracted the most from the Fund’s absolute performance during the reporting period were Indian technology company Vakrangee Limited, Russian bank Sberbank Russie and South African international retailer Steinhoff International Holdings.

Did the Fund make any significant purchases or sales during the reporting period?

No significant purchases or sales were made during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in energy and health care. Over the same period, the Fund reduced its sector weightings relative to the Index in industrials and financials.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund’s most substantially overweight positions relative to the MSCI Emerging Markets Index were in the information technology and energy sectors. As of the same date, the Fund’s most substantially underweight positions relative to the Index were in the real estate and consumer discretionary sectors.

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on the Morningstar Diversified Emerging Markets Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 91.2%†
Brazil 4.6%
Ambev S.A. (Beverages)	71,700	$477,495
Banco do Brasil S.A. (Banks)	66,700	698,758
Banco Santander Brasil S.A. (Banks)	34,200	372,049
Construtora Tenda S.A. (Household Durables) (a)	9,500	69,178
Hypera S.A. (Pharmaceuticals)	15,700	141,171
JBS S.A. (Food Products)	124,100	309,967
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels) (a)	58,100	408,484
SLC Agricola S.A. (Food Products)	29,000	370,199
TIM Participacoes S.A. (Wireless Telecommunication Services)	48,600	221,275
♦Vale S.A. (Metals & Mining)	107,436	1,492,610
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	94,800	269,527

		4,830,713

China 30.8%
Agricultural Bank of China, Ltd., Class H (Banks)	1,614,000	906,615
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	25,500	4,552,770
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	128,000	797,043
Autohome, Inc., ADR (Internet Software & Services)	3,500	341,425
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	2,700	677,430
Bank of China, Ltd., Class H (Banks)	1,275,000	691,161
Beijing Capital International Airport Co., Ltd., Class H (Transportation Infrastructure)	92,000	125,407
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	34,000	169,902
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	322,000	370,942
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	1,116,000	702,352
♦China Construction Bank Corp., Class H (Banks)	2,165,000	2,270,274
China Life Insurance Co., Ltd., Class H (Insurance)	190,000	538,232
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	71,000	88,942
China Mobile, Ltd. (Wireless Telecommunication Services)	82,500	784,570
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	89,600	394,567

	Shares	Value
China (continued)
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,010,000	$983,676
China Shenhua Energy Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	84,000	206,410
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	72,200	299,513
Chlitina Holding, Ltd. (Personal Products)	45,000	293,421
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	236,000	480,815
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	592,000	655,084
ENN Energy Holdings, Ltd. (Gas Utilities)	82,000	769,454
Fosun International, Ltd. (Industrial Conglomerates)	339,000	718,895
Great Wall Motor Co., Ltd., Class H (Automobiles)	87,000	90,543
Guangzhou Automobile Group Co., Ltd., Class H (Automobiles)	316,000	582,160
Haitian International Holdings, Ltd. (Machinery)	46,000	122,299
Hengan International Group Co., Ltd. (Personal Products)	54,500	483,618
♦Industrial & Commercial Bank of China, Ltd., Class H (Banks)	2,155,000	1,895,490
JNBY Design, Ltd. (Textiles, Apparel & Luxury Goods)	69,000	140,094
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	42,500	172,955
PICC Property & Casualty Co., Ltd., Class H (Insurance)	430,000	770,386
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	109,000	1,064,529
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	67,500	178,586
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	2,214,000	534,572
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	222,500	154,644
Sinopec Shanghai Petrochemical Co., Ltd., Class H (Chemicals)	270,000	178,162
Sinopharm Group Co., Ltd., Class H (Health Care Providers & Services)	7,200	30,337
Springland International Holdings, Ltd. (Food & Staples Retailing)	192,000	53,939
♦Tencent Holdings, Ltd. (Internet Software & Services)	110,300	5,415,341
Tianneng Power International, Ltd. (Auto Components)	60,000	86,912
Tingyi (Cayman Islands) Holding Corp. (Food Products)	160,000	303,007

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Want Want China Holdings, Ltd. (Food Products)	901,000	$796,185
Weichai Power Co., Ltd., Class H (Machinery)	524,000	609,162
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	68,000	32,964
YY, Inc., ADR (Internet Software & Services) (a)	6,900	665,091
Zhejiang Expressway Co., Ltd., Class H (Transportation Infrastructure)	50,000	51,223

		32,231,099

Colombia 0.8%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	727,713	803,114

Egypt 0.1%
Telecom Egypt Co. (Diversified Telecommunication Services)	86,575	79,247

Greece 0.4%
FF Group (Specialty Retail) (a)	20,715	392,038

Hong Kong 0.5%
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	2,475,000	306,441
Lee & Man Paper Manufacturing, Ltd. (Paper & Forest Products)	90,000	99,453
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	16,000	23,833
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	33,000	45,897

		475,624

Hungary 0.1%
Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services)	31,790	55,101

India 7.7%
DCM Shriram, Ltd. (Chemicals)	18,294	90,332
GAIL India, Ltd. (Gas Utilities)	86,251	419,319
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	126,235	575,016
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	6,200	173,933
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	154,654	374,562
Infibeam InCorp., Ltd. (Internet & Direct Marketing Retail)	121,818	303,186
Infosys, Ltd. (IT Services)	69,756	1,249,073
Just Dial, Ltd. (Internet Software & Services) (a)	42,573	279,536
Larsen & Toubro Infotech, Ltd. (IT Services) (b)	8,312	194,109

	Shares	Value
India (continued)
Mphasis, Ltd. (IT Services)	7,428	$117,097
NIIT Technologies, Ltd. (Software)	23,222	399,584
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	75,162	202,727
Power Finance Corp., Ltd. (Diversified Financial Services)	209,787	275,714
Rain Industries, Ltd. (Chemicals)	31,995	151,096
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	30,896	443,930
Rural Electrification Corp., Ltd. (Diversified Financial Services)	138,206	262,846
Tata Motors, Ltd., Class A (Automobiles) (a)	87,247	248,235
Tata Steel, Ltd. (Metals & Mining)	68,104	602,658
Tech Mahindra, Ltd. (IT Services)	73,347	733,924
Vakrangee, Ltd. (IT Services)	132,127	197,062
Vedanta, Ltd. (Metals & Mining)	174,716	774,346

		8,068,285

Indonesia 0.8%
PT Bank Negara Indonesia Persero Tbk (Banks)	916,900	528,015
PT Bank Tabungan Negara Persero Tbk (Banks)	1,531,400	339,142

		867,157

Malaysia 1.1%
AirAsia BHD (Airlines)	614,700	587,360
PPB Group BHD (Food Products)	37,800	184,997
Supermax Corp. BHD (Health Care Equipment & Supplies)	484,700	354,968

		1,127,325

Mexico 1.5%
Alfa S.A.B. de C.V., Class A (Industrial Conglomerates)	279,600	358,208
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	266,300	246,336
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	127,500	189,525
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	294,000	817,450

		1,611,519

Philippines 0.0%‡
East West Banking Corp. (Banks)	85,950	28,847

Poland 0.3%
Enea S.A. (Electric Utilities)	7,213	21,352
Energa S.A. (Electric Utilities)	29,920	87,307
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels)	11,394	178,517
Tauron Polska Energia S.A. (Electric Utilities) (a)	120,758	80,463

		367,639

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea 15.9%
Daishin Securities Co., Ltd. (Capital Markets)	21,811	$278,396
DGB Financial Group, Inc. (Banks)	42,770	477,438
Dongwon Industries Co., Ltd. (Food Products)	1,035	326,063
Eugene Corp. (Construction Materials)	9,122	68,731
F&F Co., Ltd. (Textiles, Apparel & Luxury Goods)	6,622	270,248
H.S. Industries Co., Ltd. (Textiles, Apparel & Luxury Goods)	19,614	156,242
Hana Financial Group, Inc. (Banks)	20,681	919,234
Hanwha Corp. (Industrial Conglomerates)	18,277	679,816
Hyundai Development Co.-Engineering & Construction (Construction & Engineering) (c)	13,168	573,131
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	15,538	555,383
InBody Co., Ltd. (Health Care Equipment & Supplies)	2,884	115,356
Industrial Bank of Korea (Banks)	49,371	774,769
KB Financial Group, Inc. (Banks)	18,864	1,075,728
KGInicis Co., Ltd. (IT Services)	7,394	160,909
LF Corp. (Textiles, Apparel & Luxury Goods)	11,987	315,451
LG Corp. (Industrial Conglomerates)	9,565	722,501
LG Electronics, Inc. (Household Durables)	8,144	771,819
Lotte Chemical Corp. (Chemicals)	1,786	689,022
Pharma Research Products Co., Ltd. (Biotechnology)	1,071	49,024
POSCO (Metals & Mining)	2,689	925,020
PSK, Inc. (Semiconductors & Semiconductor Equipment)	1,308	27,942
Samchully Co., Ltd. (Gas Utilities)	2,429	253,184
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals) (c)	1,599	3,922,654
Shinhan Financial Group Co., Ltd. (Banks)	1,709	75,834
Sillajen, Inc. (Biotechnology) (a)	3,561	276,923
♦SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	19,451	1,523,010
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	3,209	685,939

		16,669,767

Russia 4.1%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	233,864	1,066,420
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	9,715	640,121
Magnitogorsk Iron & Steel Works PJSC, Registered, Sponsored GDR (Metals & Mining)	18,516	184,419
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	45,467	774,758

	Shares	Value
Russia (continued)
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	65,100	$683,550
Sberbank Of Russia PJSC, Sponsored ADR (Banks)	64,743	956,254

		4,305,522

Singapore 0.1%
IGG, Inc. (Software) (d)	77,000	116,056

South Africa 6.0%
Ascendis Health, Ltd. (Pharmaceuticals)	302,063	234,839
Astral Foods, Ltd. (Food Products)	11,991	296,390
Barclays Africa Group, Ltd. (Banks)	53,054	773,758
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	147,618	147,008
EOH Holdings, Ltd. (IT Services)	63,074	191,539
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	73,641	655,364
FirstRand, Ltd. (Diversified Financial Services)	37,888	202,316
Kumba Iron Ore, Ltd. (Metals & Mining)	1,226	26,308
Liberty Holdings, Ltd. (Insurance)	32,253	342,233
♦Naspers, Ltd., Class N (Media)	8,141	1,986,444
Nedbank Group, Ltd. (Banks)	6,408	152,436
RMB Holdings, Ltd. (Diversified Financial Services)	26,445	165,590
Sanlam, Ltd. (Insurance)	18,039	113,826
Standard Bank Group, Ltd. (Banks)	59,092	1,010,892

		6,298,943

Taiwan 11.3%
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	123,000	138,018
China Airlines, Ltd. (Airlines) (a)	101,000	36,748
Chunghwa Telecom Co., Ltd. (Diversified Telecommunication Services)	88,000	335,031
CTBC Financial Holding Co., Ltd. (Banks)	942,927	673,106
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	26,000	29,398
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	43,000	692,012
Grand Pacific Petrochemical (Chemicals)	310,000	342,824
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	96,218	267,847
Lien Hwa Industrial Corp. (Food Products)	60,150	76,801
Lite-On Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	38,000	48,387
Long Chen Paper Co., Ltd. (Paper & Forest Products)	111,000	129,462
Macronix International Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	152,000	240,117

12	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	12,000	$37,413
Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	221,000	685,225
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	424,000	529,589
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	129,000	266,491
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	339,000	656,860
Shin Kong Financial Holding Co., Ltd. (Insurance)	128,000	52,068
Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	126,000	180,723
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	487,000	3,691,690
TCI Co., Ltd. (Personal Products)	17,000	248,853
Walsin Lihwa Corp. (Electrical Equipment)	524,000	356,330
Wistron Corp. (Technology Hardware, Storage & Peripherals)	214,000	169,763
Yageo Corp. (Electronic Equipment, Instruments & Components)	39,106	817,165
Yuanta Financial Holding Co., Ltd. (Capital Markets)	1,566,000	747,267
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	171,000	372,074

		11,821,262

Thailand 3.8%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	16,100	105,739
Bangkok Bank PCL, NVDR (Banks)	30,700	187,063
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	86,800	612,152
Krung Thai Bank PCL, NVDR (Banks)	94,600	54,466
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	197,300	836,654
PTT Global Chemical PCL, NVDR (Chemicals)	248,300	766,838
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	356,000	633,434
RS PCL, NVDR (Media) (a)	88,800	76,809
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	231,600	688,179
Vinythai PCL, NVDR (Chemicals)	61,900	49,223

		4,010,557

Turkey 1.3%
Ford Otomotiv Sanayi A.S. (Automobiles)	10,654	148,120

	Shares	Value
Turkey (continued)
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	41,512	$97,943
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	3,865	20,688
Turk Hava Yollari AO (Airlines) (a)	82,955	339,882
Turkiye Is Bankasi A.S., Class C (Banks)	266,022	401,148
Turkiye Vakiflar Bankasi TAO, Class D (Banks)	236,814	346,171

		1,353,952

Total Common Stocks (Cost $89,277,270)		95,513,767

Exchange-Traded Funds 1.4%
United States 1.4%
♦iShares MSCI Emerging Markets ETF (Capital Markets)	30,957	1,452,502

Total Exchange-Traded Funds (Cost $1,487,828)		1,452,502

Preferred Stocks 5.1%
Brazil 3.6%
Banco Bradesco S.A. 3.40% (Banks)	4,829	47,653
Banco do Estado do Rio Grande do Sul S.A. 5.37% Class B (Banks)	49,800	285,591
Cia de Saneamento do Parana 6.47% (Water Utilities)	21,000	63,962
Cia Paranaense de Energia 7.28% Class B (Electric Utilities)	40,100	306,657
Itau Unibanco Holding S.A. 6.04% (Banks)	58,704	854,787
Itausa—Investimentos Itau S.A. 5.29% (Banks)	230,000	893,554
Metalurgica Gerdau S.A. 0.25% (Metals & Mining)	85,100	189,964
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	123,500	809,773
Telefonica Brasil S.A. 5.29% (Diversified Telecommunication Services)	20,800	291,765

		3,743,706

Republic of Korea 1.5%
Hyundai Motor Co. 4.30% (Automobiles)	3,332	320,550
♦Samsung Electronics Co., Ltd. 2.60% (Technology Hardware, Storage & Peripherals) (c)	668	1,315,510

		1,636,060

Total Preferred Stocks (Cost $4,952,698)		5,379,766

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
United States 2.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $2,267,899 (Collateralized by a United States Treasury Note with a rate of 7.250% and a maturity date of 8/15/22, with a Principal Amount of $1,935,000 and a Market Value of $2,317,758) (Capital Markets)	$2,267,853	$2,267,853

Total Short-Term Investment (Cost $2,267,853)		2,267,853

Total Investments (Cost $97,985,649)	99.9%	104,613,888
Other Assets, Less Liabilities	0.1	146,559
Net Assets	100.0%	$104,760,447
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security — Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $5,811,295, which represented 5.5% of the Fund’s net assets.

(d)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $111,466 and the Fund received non-cash collateral in the amount of $113,383 (See Note 2(L)).

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

14	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
China	$6,236,716	$25,994,383	$—	$32,231,099
Egypt	—	79,247	—	79,247
Greece	—	392,038	—	392,038
Hong Kong	—	475,624	—	475,624
Hungary	—	55,101	—	55,101
India	—	8,068,285	—	8,068,285
Indonesia	—	867,157	—	867,157
Malaysia	—	1,127,325	—	1,127,325
Philippines	—	28,847	—	28,847
Poland	—	367,639	—	367,639
Republic of Korea	—	16,669,767	—	16,669,767
Singapore	—	116,056	—	116,056
South Africa	—	6,298,943	—	6,298,943
Taiwan	—	11,821,262	—	11,821,262
Thailand	—	4,010,557	—	4,010,557
Turkey	—	1,353,952	—	1,353,952
All Other Countries	11,550,868	—	—	11,550,868

Total Common Stocks	17,787,584	77,726,183	—	95,513,767

Exchange-Traded Funds	1,452,502	—	—	1,452,502
Preferred Stocks	3,743,706	1,636,060	—	5,379,766
Short-Term Investment
Repurchase Agreement	—	2,267,853	—	2,267,853

Total Investments in Securities	$22,983,792	$81,630,096	$—	$104,613,888

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $96,946,618 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The table below sets forth the diversification of MainStay MacKay Emerging Markets Equity Fund investments by industry.

Industry Diversification

	Value	Percent †
Airlines	$963,990	0.9%
Auto Components	86,912	0.1
Automobiles	2,044,692	1.9
Banks	17,690,233	16.9
Beverages	477,495	0.5
Biotechnology	325,947	0.3
Capital Markets	4,746,018	4.5
Chemicals	2,267,497	2.2
Commercial Services & Supplies	147,008	0.1
Construction & Engineering	944,073	0.9
Construction Materials	865,774	0.8
Diversified Financial Services	1,004,409	1.0
Diversified Telecommunication Services	1,463,496	1.4
Electric Utilities	495,779	0.5
Electrical Equipment	356,330	0.3
Electronic Equipment, Instruments & Components	1,810,764	1.7
Food & Staples Retailing	871,389	0.8
Food Products	2,663,609	2.5
Gas Utilities	1,611,859	1.5
Health Care Equipment & Supplies	470,324	0.4
Health Care Providers & Services	30,337	0.0	‡
Household Durables	840,997	0.8
Independent Power & Renewable Electricity Producers	612,152	0.6
Industrial Conglomerates	2,479,420	2.4
Insurance	4,100,751	3.9
Internet & Direct Marketing Retail	303,186	0.3
Internet Software & Services	11,931,593	11.4
IT Services	2,843,713	2.7
Machinery	731,461	0.7
Media	2,063,253	2.0
Metals & Mining	4,970,083	4.7
Oil, Gas & Consumable Fuels	9,506,381	9.1
Paper & Forest Products	252,748	0.2
Personal Products	1,025,892	1.0
Pharmaceuticals	910,582	0.9
Real Estate Management & Development	1,113,558	1.1
Semiconductors & Semiconductor Equipment	7,619,333	7.3
Software	515,640	0.5
Specialty Retail	392,038	0.4
Technology Hardware, Storage & Peripherals	5,445,340	5.2
Textiles, Apparel & Luxury Goods	2,265,685	2.2
Thrifts & Mortgage Finance	173,933	0.2
Transportation Infrastructure	386,843	0.4
Water Utilities	63,962	0.1

	Value	Percent †
Wireless Telecommunication Services	$2,727,409	2.6%

	104,613,888	99.9
Other Assets, Less Liabilities	146,559	0.1

Net Assets	$104,760,447	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

16	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $97,985,649) including securities on loan of $111,466	$104,613,888
Cash denominated in foreign currencies (identified cost $327,915)	321,614
Receivables:
Dividends and interest	112,749
Fund shares sold	55,891
Securities Lending Income	227
Other assets	50,568

Total assets	105,154,937

Liabilities
Payables:
Investment securities purchased	77,067
Foreign capital gains tax (See Note 2 (C))	73,153
Fund shares redeemed	64,564
Manager (See Note 3)	61,430
Custodian	61,380
Professional fees	36,990
Shareholder communication	11,484
NYLIFE Distributors (See Note 3)	5,869
Transfer agent (See Note 3)	2,005
Trustees	427
Accrued expenses	121

Total liabilities	394,490

Net assets	$104,760,447

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,655
Additional paid-in capital	91,246,696

91,256,351
Distributions in excess of net investment income	(124,291)
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions (a)	7,082,566
Net unrealized appreciation (depreciation) on investments (b)	6,555,086
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(9,265)

Net assets	$104,760,447

Class A
Net assets applicable to outstanding shares	$16,156,599

Shares of beneficial interest outstanding	1,492,086

Net asset value per share outstanding	$10.83
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.46

Investor Class
Net assets applicable to outstanding shares	$2,141,550

Shares of beneficial interest outstanding	198,523

Net asset value per share outstanding	$10.79
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.42

Class C
Net assets applicable to outstanding shares	$2,615,509

Shares of beneficial interest outstanding	244,771

Net asset value and offering price per share outstanding	$10.69

Class I
Net assets applicable to outstanding shares	$1,315,686

Shares of beneficial interest outstanding	121,071

Net asset value and offering price per share outstanding	$10.87

Class R6
Net assets applicable to outstanding shares	$82,531,103

Shares of beneficial interest outstanding	7,598,081

Net asset value and offering price per share outstanding	$10.86

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $73,153.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,327,857
Securities lending income	4,914
Interest	2,678
Other income	452

Total income	1,335,901

Expenses
Manager (See Note 3)	725,564
Custodian	106,678
Professional fees	45,426
Registration	36,289
Distribution/Service—Class A (See Note 3)	16,893
Distribution/Service—Investor Class (See Note 3)	2,286
Distribution/Service—Class C (See Note 3)	12,645
Transfer agent (See Note 3)	19,841
Interest expense	7,623
Shareholder communication	6,884
Trustees	1,779
Miscellaneous	13,248

Total expenses before waiver/reimbursement	995,156
Expense waiver/reimbursement from Manager (See Note 3)	(51,972)

Net expenses	943,184

Net investment income (loss)	392,717

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	18,447,619
Futures transactions	59,201
Total return equity swap transactions	6,993
Foreign currency transactions	(77,831)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	18,435,982

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(13,899,651)
Translation of other assets and liabilities in foreign currencies	(9,123)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,908,774)

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	4,527,208

Net increase (decrease) in net assets resulting from operations	$4,919,925

(a)	Dividends recorded net of foreign withholding taxes in the amount of $196,707.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $124,627.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $239,767.

18	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$392,717	$2,066,402
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	18,435,982	24,660,895
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(13,908,774)	12,101,632

Net increase (decrease) in net assets resulting from operations	4,919,925	38,828,929

Dividends to shareholders:
From net investment income:
Class A	(93,756)	(77,512)
Investor Class	(9,458)	(20,383)
Class C	(3,300)	(22,375)
Class I	(1,306,361)	(4,051,053)

Total dividends to shareholders	(1,412,875)	(4,171,323)

Capital share transactions:
Net proceeds from sale of shares	20,860,776	74,152,404
Net asset value of shares issued to shareholders in reinvestment of dividends	1,412,141	4,167,488
Cost of shares redeemed	(93,849,532)	(55,935,093)

Increase (decrease) in net assets derived from capital share transactions	(71,576,615)	22,384,799

Net increase (decrease) in net assets	(68,069,565)	57,042,405

Net Assets
Beginning of period	172,830,012	115,787,607

End of period	$104,760,447	$172,830,012

Undistributed (distributions in excess of) net investment income at end of period	$(124,291)	$895,867

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,
Class A	2018*		2017		2016		2015	2014
Net asset value at beginning of period	$10.80		$8.74		$8.50		$10.40	$10.00

Net investment income (loss) (a)	0.03		0.12		0.10		0.13	0.15
Net realized and unrealized gain (loss) on investments	0.09		2.26		0.41		(1.62)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.12		2.34		0.48		(1.53)	0.42

Less dividends and distributions:
From net investment income	(0.09)		(0.28)		(0.24)		(0.32)	(0.02)
From net realized gain on investments	—		—		—		(0.05)	—

Total dividends and distributions	(0.09)		(0.28)		(0.24)		(0.37)	(0.02)

Net asset value at end of period	$10.83		$10.80		$8.74		$8.50	$10.40

Total investment return (b)	1.11%		28.01%		5.93%		(14.97%)	4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	1.26%		1.30	%(c)	1.37%	1.57%††
Net expenses (excluding short sale expenses)	1.57	%††	1.56%		1.57	%(d)	1.60%	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.69	%††	1.55%		2.11%		1.87%	1.90%††
Interest expense and fees	0.01	%††	—		—		—	—
Short sale expenses	—		0.00	%(e)	0.01%		0.01%	0.01%††
Portfolio turnover rate	75%		225%		149%		185%	153%
Net assets at end of period (in 000’s)	$16,157		$10,040		$2,516		$2,537	$1,564

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.60%.
(e)	Less than one-tenth of a percent.

20	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,
Investor Class	2018*		2017		2016		2015	2014
Net asset value at beginning of period	$10.75		$8.71		$8.47		$10.38	$10.00

Net investment income (loss) (a)	0.02		0.09		0.09		0.09	0.13
Net realized and unrealized gain (loss) on investments	0.09		2.26		0.41		(1.61)	0.29
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.11		2.31		0.47		(1.56)	0.40

Less dividends and distributions:
From net investment income	(0.07)		(0.27)		(0.23)		(0.30)	(0.02)
From net realized gain on investments	—		—		—		(0.05)	—

Total dividends and distributions	(0.07)		(0.27)		(0.23)		(0.35)	(0.02)

Net asset value at end of period	$10.79		$10.75		$8.71		$8.47	$10.38

Total investment return (b)	1.01%		27.60%		5.72%		(15.21%)	3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	0.98%		1.14	%(c)	1.01%	1.33%††
Net expenses (excluding short sale expenses)	1.78	%††(d)	1.88%		1.80	%(e)	1.84%	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.91	%††	1.88%		2.34%		2.11%	2.13%††
Short sale expenses	—		0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	75%		225%		149%		185%	153%
Net assets at end of period (in 000’s)	$2,142		$1,385		$615		$542	$270

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)
(e)	Without the custody fee reimbursement, net expenses would have been 1.83%.
(f)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,
Class C	2018*		2017		2016		2015	2014
Net asset value at beginning of period	$10.64		$8.62		$8.39		$10.32	$10.00

Net investment income (loss) (a)	(0.03)		0.02		0.03		0.02	0.05
Net realized and unrealized gain (loss) on investments	0.09		2.25		0.40		(1.60)	0.30
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.06		2.23		0.40		(1.62)	0.33

Less dividends and distributions:
From net investment income	(0.01)		(0.21)		(0.17)		(0.26)	(0.01)
From net realized gain on investments	—		—		—		(0.05)	—

Total dividends and distributions	(0.01)		(0.21)		(0.17)		(0.31)	(0.01)

Net asset value at end of period	$10.69		$10.64		$8.62		$8.39	$10.32

Total investment return (b)	0.61%		26.82%		4.94%		(15.88%)	3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48	%)††	0.17%		0.38	%(c)	0.22%	0.50%††
Net expenses (excluding short sale expenses)	2.54	%††(d)	2.61%		2.54	%(e)	2.59%	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.65	%††	2.61%		3.08%		2.86%	2.88%††
Short sale expenses	—		0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	75%		225%		149%		185%	153%
Net assets at end of period (in 000’s)	$2,616		$2,338		$894		$598	$519

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.35%.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)
(e)	Without the custody fee reimbursement, net expenses would have been 2.57%.
(f)	Less than one-tenth of a percent.

22	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					November 15, 2013** through October 31,
Class I	2018*		2017		2016		2015	2014
Net asset value at beginning of period	$10.83		$8.77		$8.53		$10.42	$10.00

Net investment income (loss) (a)	0.03		0.14		0.12		0.13	0.18
Net realized and unrealized gain (loss) on investments	0.11		2.26		0.41		(1.60)	0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.04)		(0.03)		(0.04)	(0.02)

Total from investment operations	0.14		2.36		0.50		(1.51)	0.44

Less dividends and distributions:
From net investment income	(0.10)		(0.30)		(0.26)		(0.33)	(0.02)
From net realized gain on investments	—		—		—		(0.05)	—

Total dividends and distributions	(0.10)		(0.30)		(0.26)		(0.38)	(0.02)

Net asset value at end of period	$10.87		$10.83		$8.77		$8.53	$10.42

Total investment return (b)	1.31%		28.23%		6.16%		(14.72%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53	%††	1.46%		1.54	%(c)	1.37%	1.85%††
Net expenses (excluding short sale expenses)	1.34	%††(d)	1.42%		1.33	%(e)	1.35%	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.34	%††	1.42%		1.86%		1.62%	1.65%††
Short sale expenses	—		0.00	%(f)	0.01%		0.01%	0.01%††
Portfolio turnover rate	75%		225%		149%		185%	153%
Net assets at end of period (in 000’s)	$1,316		$159,067		$111,763		$122,110	$182,864

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)
(e)	Without the custody fee reimbursement, net expenses would have been 1.36%.
(f)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Class R6	February 28, 2018* through April 30, 2018**
Net asset value at beginning of period	$11.30

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	(0.46)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	(0.44)

Net asset value at end of period	$10.86

Total investment return (b)	(3.89%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77	% ††
Net expenses	1.15	% ††
Expenses (before waiver/reimbursement)	1.41%
Portfolio turnover rate	75%
Net assets at end of period (in 000’s)	$82,531

*	Inception date.
**	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

24	MainStay MacKay Emerging Markets Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Emerging Markets Equity Fund (formerly known as MainStay Emerging Markets Equity Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of November 15, 2013. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of April 30, 2018, Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R6 shares are offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

25

Notes to Financial Statements (Unaudited) (continued)

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

26	MainStay MacKay Emerging Markets Equity Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

27

Notes to Financial Statements (Unaudited) (continued)

method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss.

The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, the Fund did not hold any futures contracts.

(J)  Securities Sold Short.  When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty

28	MainStay MacKay Emerging Markets Equity Fund

broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended April 30, 2018, the Fund did not engage in sales of securities it did not own (“short sales”) as part of its investment strategies.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $111,466 and had received non-cash collateral of $113,383. Income earned from securities lending activity is reflected in the Statement of Operations.

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region. For example, the Fund has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s

29

Notes to Financial Statements (Unaudited) (continued)

derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$59,201	$59,201
Total Return Equity Swap Contracts	Net realized gain (loss) on swap transactions	6,993	6,993

Total Realized Gain (Loss)		$66,194	$66,194

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at 1.05% up to $1 billion and 1.025% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 1.04%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses)

do not exceed the following percentages of average daily net assets: Class A, 1.50% and Class I, 1.15%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares and Class C shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 1.60%. New York Life Investments would apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share class except for Class R6.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $725,564 and waived its fees and/or reimbursed expenses in the amount of $51,972.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

30	MainStay MacKay Emerging Markets Equity Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,161 and 3,497, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $33 and $113, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$4,891
Investor Class	2,655
Class C	3,664
Class I	8,631

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R6	$76,281,595	92.4%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$98,497,066	$11,238,722	$(5,121,900)	$6,116,822

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $11,028,035 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,725	$3,303

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$4,171,323

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms.

During the six-month period ended April 30, 2018, the Fund utilized the line of credit for 9 days, maintained an average daily balance of $9,934,783 at a weighted average interest rate of 2.45% and incurred interest expense in the amount of $7,623. As of April 30, 2018, there were no borrowings outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program

31

Notes to Financial Statements (Unaudited) (continued)

provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $103,824 and $178,607, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	675,565	$7,639,963
Shares issued to shareholders in reinvestment of dividends and distributions	8,616	93,141
Shares redeemed	(154,363)	(1,711,680)

Net increase (decrease) in shares outstanding before conversion	529,818	6,021,424
Shares converted into Class A (See Note 1)	39,578	447,169
Shares converted from Class A (See Note 1)	(6,884)	(77,333)

Net increase (decrease)	562,512	$6,391,260

Year ended October 31, 2017:
Shares sold	860,858	$8,436,229
Shares issued to shareholders in reinvestment of dividends and distributions	9,443	74,131
Shares redeemed	(262,157)	(2,562,572)

Net increase (decrease) in shares outstanding before conversion	608,144	5,947,788
Shares converted into Class A (See Note 1)	53,756	552,954
Shares converted from Class A (See Note 1)	(20,228)	(179,458)

Net increase (decrease)	641,672	$6,321,284

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	113,674	$1,274,640
Shares issued to shareholders in reinvestment of dividends and distributions	868	9,359
Shares redeemed	(11,985)	(130,437)

Net increase (decrease) in shares outstanding before conversion	102,557	1,153,562
Shares converted into Investor Class (See Note 1)	6,908	77,333
Shares converted from Investor Class (See Note 1)	(39,724)	(447,169)

Net increase (decrease)	69,741	$783,726

Year ended October 31, 2017:
Shares sold	124,212	$1,190,899
Shares issued to shareholders in reinvestment of dividends and distributions	2,585	20,244
Shares redeemed	(16,943)	(160,148)

Net increase (decrease) in shares outstanding before conversion	109,854	1,050,995
Shares converted into Investor Class (See Note 1)	2,250	21,713
Shares converted from Investor Class (See Note 1)	(53,945)	(552,954)

Net increase (decrease)	58,159	$519,754

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	33,351	$369,811
Shares issued to shareholders in reinvestment of dividends and distributions	306	3,280
Shares redeemed	(8,646)	(93,784)

Net increase (decrease)	25,011	$279,307

Year ended October 31, 2017:
Shares sold	137,360	$1,327,432
Shares issued to shareholders in reinvestment of dividends and distributions	2,832	22,061
Shares redeemed	(24,110)	(221,746)

Net increase (decrease)	116,082	$1,127,747

32	MainStay MacKay Emerging Markets Equity Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,024,105	$11,091,854
Shares issued to shareholders in reinvestment of dividends and distributions	120,513	1,306,361
Shares redeemed	(8,098,923)	(91,301,805)

Net increase (decrease) in shares outstanding before conversion	(6,954,305)	(78,903,590)
Shares converted from Class I (See Note 1)	(7,608,924)	(85,980,846)

Net increase (decrease)	(14,563,229)	$(164,884,436)

Year ended October 31, 2017:
Shares sold	6,592,742	$63,197,844
Shares issued to shareholders in reinvestment of dividends and distributions	515,401	4,051,052
Shares redeemed	(5,186,134)	(52,990,627)

Net increase (decrease) in shares outstanding before conversion	1,922,009	14,258,269
Shares converted into Class I (See Note 1)	17,966	157,745

Net increase (decrease)	1,939,975	$14,416,014

Class R6	Shares	Amount
Period ended April 30, 2018 (a):
Shares sold	44,234	$484,508
Shares redeemed	(55,077)	(611,826)

Net increase (decrease) in shares outstanding before conversion	(10,843)	(127,318)
Shares converted into Class R6 (See Note 1)	7,608,924	85,980,846

Net increase (decrease)	7,598,081	$85,853,528

(a)	Inception date was February 28, 2018.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Emerging Markets Equity Fund (now known as the MainStay MacKay Emerging Markets Equity Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

34	MainStay MacKay Emerging Markets Equity Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including

36	MainStay MacKay Emerging Markets Equity Fund

institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund. The Board noted that, following discussions with the Board, New York Life Investments had proposed a reduction in the management fee for the Fund, an expense limitation arrangement for Class I shares of the Fund and a reduction in the expense limitation for Class A shares, noting that New York Life Investments will continue to apply an equivalent waiver or reimbursement to the other applicable share classes, all effective February 28, 2018. The Board further noted that New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Fund, effective February 28, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

38	MainStay MacKay Emerging Markets Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302 a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737579 MS126-18	MSEME10-06/18 (NYLIM) NL070

MainStay MacKay Growth Fund

(Formerly known as MainStay Cornerstone Growth Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8/7/2006	0.63 6.49%	13.89 20.52%	10.46 11.72%	6.94 7.55%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/18/2013	0.50 6.35	13.57 20.18	10.25 11.50	9.91 11.10	1.36 1.36
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	1/18/2013	0.94 5.94	14.29 19.29	10.40 10.67	10.14 10.27	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/18/2013	4.94 5.94	18.26 19.26	10.66 10.66	10.26 10.26	2.11 2.11
Class I Shares	No Sales Charge		11/2/2009	6.62	20.78	11.99	12.16	0.84
Class R2 Shares	No Sales Charge		1/18/2013	6.45	20.41	11.58	11.20	1.20

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	5.68%	18.96%	15.13%	10.81%
S&P 500® Index[5]	3.82	13.27	12.96	9.02
Morningstar Large Growth Category Average[6]	6.13	18.28	13.61	9.29

4.	The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,064.90	$5.43	$1,019.50	$5.31	1.06%

Investor Class Shares	$1,000.00	$1,063.50	$6.75	$1,018.20	$6.61	1.32%

Class B Shares	$1,000.00	$1,059.40	$10.57	$1,014.50	$10.34	2.07%

Class C Shares	$1,000.00	$1,059.40	$10.57	$1,014.50	$10.34	2.07%

Class I Shares	$1,000.00	$1,066.20	$4.15	$1,020.80	$4.06	0.81%

Class R2 Shares	$1,000.00	$1,064.50	$5.94	$1,019.00	$5.81	1.16%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Internet Software & Services	10.1%
Software	9.4
Internet & Direct Marketing Retail	7.6
IT Services	7.4
Technology Hardware, Storage & Peripherals	7.4
Health Care Providers & Services	5.9
Semiconductors & Semiconductor Equipment	5.5
Specialty Retail	5.1
Hotels, Restaurants & Leisure	4.8
Aerospace & Defense	4.3
Biotechnology	2.8
Capital Markets	2.3
Oil, Gas & Consumable Fuels	2.2
Personal Products	2.0
Beverages	1.9
Chemicals	1.8
Food & Staples Retailing	1.8
Trading Companies & Distributors	1.7
Exchange-Traded Funds	1.6
Textiles, Apparel & Luxury Goods	1.4
Insurance	1.2
Media	1.2
Metals & Mining	1.2
Machinery	1.0
Health Care Equipment & Supplies	0.9

Pharmaceuticals	0.9%
Communications Equipment	0.8
Multiline Retail	0.8
Industrial Conglomerates	0.7
Air Freight & Logistics	0.6
Professional Services	0.6
Leisure Products	0.5
Electronic Equipment, Instruments & Components	0.4
Commercial Services & Supplies	0.3
Equity Real Estate Investment Trusts	0.3
Health Care Technology	0.3
Independent Power & Renewable Electricity Producers	0.3
Tobacco	0.3
Auto Components	0.2
Diversified Telecommunication Services	0.2
Road & Rail	0.2
Household Products	0.1
Life Sciences Tools & Services	0.1
Consumer Finance	0.0	‡
Containers & Packaging	0.0	‡
Diversified Consumer Services	0.0	‡
Food Products	0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	Home Depot, Inc.

7.	UnitedHealth Group, Inc.

8.	Boeing Co.

9.	Visa, Inc.

10.	AbbVie, Inc.

8	MainStay MacKay Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Growth Fund returned 6.49% for Class A shares, 6.35% for Investor Class shares, and 5.94% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 6.62% and Class R2 shares returned 6.45%. For the six months ended April 30, 2018, all share classes outperformed the 5.68% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark, and the 3.82% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. Over the same period, Class A, Investor Class, Class I and Class R2 shares outperformed—and Class B and Class C shares underperformed—6.13% return of the Morningstar Large Growth Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Growth Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection, particularly in the industrials, energy and consumer staples sectors, was the main driver of the Fund’s outperformance relative to the Russell 1000® Growth Index during the reporting period. The Fund’s sector allocations also added to the Fund’s relative performance.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Growth Index were industrials, energy and consumer staples. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Fund’s relative performance were information technology, consumer discretionary and real estate.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were e-commerce company Amazon.com, software company Microsoft and aerospace & defense company Boeing. Over the same period, the stocks that made the weakest contributions to the Fund’s absolute performance were social-networking company Facebook, semiconductor manufacturer Applied Materials, and food & beverage company PepsiCo.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased shares of the online retail company Amazon.com during the reporting period, moving from a neutral position to an overweight position relative to the Russell 1000® Growth Index as the company’s shares continued to climb and the company delivered strong earnings. The Fund started purchasing shares of Costco Wholesale Corp. in November 2017 on the basis of the stock’s attractive valuation, and the Fund accumulated more shares as the stock’s momentum and sentiment scores improved.

During the reporting period, the Fund sold its position in industrial equipment company Caterpillar as the stock’s return prospect deteriorated in terms of valuation and momentum. The Fund has also trimmed its long position in specialized REIT American Tower Corp., which owns and operates wireless communications and broadcast towers, selling of the Fund’s shares in March 2018. American Tower ranked below average in terms of valuation, while its sentiment and momentum readings declined over the course of the reporting period.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s most substantial increases in sector weightings relative to the Russell 1000® Growth Index during the reporting period were in consumer staples and energy. Over the same period, the Fund’s most substantial sector-weighting decreases relative to the benchmark were in real estate and health care.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight sector positions relative to the Russell 1000® Growth Index in information technology and consumer discretionary. As of the same date, the Fund held underweight sector positions relative to the benchmark in industrials and real estate.

1.	See footnote on page 6 for more information about this index.
2.	See footnote on page 6 for more information on the Morningstar Large Growth Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 4.3%
♦Boeing Co.	38,627	$12,884,422
General Dynamics Corp.	1,067	214,798
Huntington Ingalls Industries, Inc.	12,782	3,108,710
Lockheed Martin Corp.	21,895	7,024,792
Northrop Grumman Corp.	4,682	1,507,791
TransDigm Group, Inc.	11,344	3,636,546

		28,377,059

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	828	93,978
XPO Logistics, Inc. (a)	39,508	3,838,597

		3,932,575

Auto Components 0.2%
Aptiv PLC	13,354	1,129,481

Beverages 1.9%
Coca-Cola Co.	60,635	2,620,038
PepsiCo., Inc.	95,670	9,656,930

		12,276,968

Biotechnology 2.8%
♦AbbVie, Inc.	114,660	11,070,423
Biogen, Inc. (a)	51	13,954
Gilead Sciences, Inc.	93,672	6,765,929
OPKO Health, Inc. (a)(b)	188,910	574,286

		18,424,592

Capital Markets 2.3%
Ameriprise Financial, Inc.	4,583	642,583
BGC Partners, Inc., Class A	179,497	2,398,080
Intercontinental Exchange, Inc.	36,555	2,648,775
Lazard, Ltd., Class A	72,758	3,959,490
LPL Financial Holdings, Inc.	63,094	3,821,604
S&P Global, Inc.	7,567	1,427,136

		14,897,668

Chemicals 1.8%
CF Industries Holdings, Inc.	89,731	3,481,563
DowDuPont, Inc.	1,823	115,286
Huntsman Corp.	57,941	1,724,903
LyondellBasell Industries N.V., Class A	40,849	4,318,965
Westlake Chemical Corp.	17,778	1,901,713

		11,542,430

Commercial Services & Supplies 0.3%
Copart, Inc. (a)	15,826	808,392
KAR Auction Services, Inc.	28,570	1,485,354

		2,293,746

	Shares	Value
Communications Equipment 0.8%
Arista Networks, Inc. (a)	2,651	$701,322
F5 Networks, Inc. (a)	17,944	2,926,487
Palo Alto Networks, Inc. (a)	7,443	1,432,852

		5,060,661

Consumer Finance 0.0%‡
Credit Acceptance Corp. (a)	47	15,550

Containers & Packaging 0.0%‡
Graphic Packaging Holding Co.	1,896	27,113

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	10,580	292,537

Diversified Telecommunication Services 0.2%
Verizon Communications, Inc.	27,866	1,375,187

Electronic Equipment, Instruments & Components 0.4%
CDW Corp.	1,009	71,931
Jabil, Inc.	1,598	42,507
Zebra Technologies Corp., Class A (a)	16,707	2,252,605

		2,367,043

Equity Real Estate Investment Trusts 0.3%
Public Storage	11,432	2,306,749

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	37,861	7,464,675
Sysco Corp.	69,334	4,336,148

		11,800,823

Food Products 0.0%‡
Pilgrim’s Pride Corp. (a)	3,104	67,046

Health Care Equipment & Supplies 0.9%
Becton Dickinson & Co.	5,699	1,321,427
Intuitive Surgical, Inc. (a)	5,539	2,441,481
Varian Medical Systems, Inc. (a)	17,024	1,967,804

		5,730,712

Health Care Providers & Services 5.9%
AmerisourceBergen Corp.	15,669	1,419,298
Centene Corp. (a)	34,138	3,706,704
Cigna Corp.	16,474	2,830,563
Express Scripts Holding Co. (a)	50,769	3,843,213
HCA Healthcare, Inc.	37,647	3,604,324
Humana, Inc.	19,609	5,768,576
♦UnitedHealth Group, Inc.	56,109	13,264,167
WellCare Health Plans, Inc. (a)	19,661	4,033,651

		38,470,496

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

10	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.3%
Cerner Corp. (a)	34,697	$2,021,100

Hotels, Restaurants & Leisure 4.8%
Darden Restaurants, Inc.	46,169	4,287,253
Extended Stay America, Inc.	187,577	3,672,758
Hilton Grand Vacations, Inc. (a)	73,884	3,177,012
Las Vegas Sands Corp.	67,872	4,977,054
Marriott International, Inc., Class A	35,106	4,798,288
McDonald’s Corp.	16,662	2,789,885
Starbucks Corp.	7,129	410,417
Wyndham Worldwide Corp.	23,956	2,736,015
Wynn Resorts, Ltd.	23,516	4,378,444

		31,227,126

Household Products 0.1%
Energizer Holdings, Inc.	10,811	620,119

Independent Power & Renewable Electricity Producers 0.3%
NRG Energy, Inc.	60,596	1,878,476

Industrial Conglomerates 0.7%
3M Co.	22,301	4,335,091

Insurance 1.2%
Allstate Corp.	28,290	2,767,328
Progressive Corp.	89,655	5,405,300

		8,172,628

Internet & Direct Marketing Retail 7.6%
♦Amazon.com, Inc. (a)	21,107	33,056,306
Booking Holdings, Inc. (a)	1,474	3,210,372
Expedia Group, Inc.	28,101	3,235,549
Liberty Expedia Holdings, Inc., Class A (a)	13,997	571,078
Netflix, Inc. (a)	20,464	6,394,181
Qurate Retail Group, Inc. QVC Group., Class A (a)	152,802	3,577,095

		50,044,581

Internet Software & Services 10.1%
♦Alphabet, Inc. (a)
Class A	16,524	16,831,016
Class C	16,729	17,018,913
♦Facebook, Inc., Class A (a)	138,358	23,797,576
GoDaddy, Inc., Class A (a)	64,069	4,136,294
IAC / InterActiveCorp (a)	1,470	238,346
Twitter, Inc. (a)	20,257	613,990
VeriSign, Inc. (a)	30,992	3,639,081

		66,275,216

	Shares	Value
IT Services 7.4%
Accenture PLC, Class A	15,815	$2,391,228
Alliance Data Systems Corp.	7,814	1,586,633
CoreLogic, Inc. (a)	14,142	700,029
DXC Technology Co.	49,157	5,066,120
International Business Machines Corp.	53,030	7,687,229
Mastercard, Inc., Class A	46,622	8,311,304
PayPal Holdings, Inc. (a)	56,516	4,216,659
Sabre Corp.	180,540	3,726,345
Square, Inc., Class A (a)	12,083	572,009
♦Visa, Inc., Class A	90,793	11,519,816
Western Union Co.	142,284	2,810,109

		48,587,481

Leisure Products 0.5%
Polaris Industries, Inc.	32,033	3,357,699

Life Sciences Tools & Services 0.1%
Waters Corp. (a)	3,034	571,636

Machinery 1.0%
Allison Transmission Holdings, Inc.	67,700	2,639,623
Caterpillar, Inc.	1,883	271,830
Cummins, Inc.	24,860	3,974,120

		6,885,573

Media 1.2%
Comcast Corp., Class A	108,732	3,413,098
Discovery, Inc., Class C (a)	87,281	1,939,384
Live Nation Entertainment, Inc. (a)	25,071	989,552
Walt Disney Co.	15,949	1,600,163

		7,942,197

Metals & Mining 1.2%
Alcoa Corp. (a)	30,894	1,581,773
Freeport-McMoRan, Inc.	206,916	3,147,192
United States Steel Corp.	95,056	3,215,745

		7,944,710

Multiline Retail 0.8%
Kohl’s Corp.	28,940	1,797,753
Macy’s, Inc.	44,887	1,394,639
Nordstrom, Inc.	43,787	2,213,871

		5,406,263

Oil, Gas & Consumable Fuels 2.2%
Antero Resources Corp. (a)	43,653	829,407
HollyFrontier Corp.	71,389	4,332,598
Marathon Petroleum Corp.	23,436	1,755,591
PBF Energy, Inc., Class A	107,918	4,136,497
Valero Energy Corp.	31,756	3,522,693

		14,576,786

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 2.0%
Estee Lauder Cos., Inc., Class A	35,596	$5,271,412
Herbalife Nutrition, Ltd. (a)	39,509	4,177,286
Nu Skin Enterprises, Inc., Class A	51,364	3,654,549

		13,103,247

Pharmaceuticals 0.9%
Eli Lilly & Co.	74,508	6,040,364

Professional Services 0.6%
Robert Half International, Inc.	67,600	4,106,700

Road & Rail 0.2%
Union Pacific Corp.	8,867	1,184,897

Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc.	119,689	5,944,953
Broadcom, Inc.	12,852	2,948,506
First Solar, Inc. (a)	50,493	3,580,459
KLA-Tencor Corp.	13,468	1,370,234
Lam Research Corp.	13,949	2,581,402
Micron Technology, Inc. (a)	107,971	4,964,507
NVIDIA Corp.	28,655	6,444,509
ON Semiconductor Corp. (a)	166,979	3,686,896
Qorvo, Inc. (a)	23,400	1,577,160
Skyworks Solutions, Inc.	13,884	1,204,576
Texas Instruments, Inc.	14,691	1,490,108

		35,793,310

Software 9.4%
Adobe Systems, Inc. (a)	20,455	4,532,828
Citrix Systems, Inc. (a)	3,668	377,474
Dell Technologies, Inc., Class V (a)	58,798	4,219,933
Fortinet, Inc. (a)	73,205	4,052,629
Manhattan Associates, Inc. (a)	23,289	1,002,824
♦Microsoft Corp.	413,006	38,624,321
Oracle Corp.	45,814	2,092,325
salesforce.com, Inc. (a)	11,574	1,400,338
SS&C Technologies Holdings, Inc.	61,040	3,030,636
VMware, Inc., Class A (a)	15,445	2,058,201

		61,391,509

Specialty Retail 5.1%
AutoZone, Inc. (a)	51	31,850
Foot Locker, Inc.	44,931	1,935,627
Gap, Inc.	119,319	3,488,888
♦Home Depot, Inc.	78,351	14,479,265
L Brands, Inc.	22,710	792,806
Lowe’s Cos., Inc.	78,535	6,473,640
Signet Jewelers, Ltd.	51,114	1,987,312

	Shares	Value
Specialty Retail (continued)
Tractor Supply Co.	35,064	$2,384,352
Urban Outfitters, Inc. (a)	51,317	2,066,536

		33,640,276

Technology Hardware, Storage & Peripherals 7.4%
♦Apple, Inc.	261,406	43,199,956
HP, Inc.	18,898	406,118
NetApp, Inc.	43,385	2,888,573
Western Digital Corp.	29,598	2,332,026

		48,826,673

Textiles, Apparel & Luxury Goods 1.4%
Carter’s, Inc.	36,031	3,614,630
Michael Kors Holdings, Ltd. (a)	58,059	3,972,397
NIKE, Inc., Class B	9,194	628,778
VF Corp.	11,550	934,048

		9,149,853

Tobacco 0.3%
Altria Group, Inc.	35,548	1,994,598

Trading Companies & Distributors 1.7%
HD Supply Holdings, Inc. (a)	104,441	4,042,911
United Rentals, Inc. (a)	19,758	2,963,700
W.W. Grainger, Inc.	15,172	4,268,642

		11,275,253

Total Common Stocks (Cost $497,402,805)		646,741,798

Exchange-Traded Funds 1.6%
iShares Russell 1000 Growth ETF	73,954	10,091,023

Total Exchange-Traded Funds (Cost $9,401,841)		10,091,023

Total Investments (Cost $506,804,646)	100.1%	656,832,821
Other Assets, Less Liabilities	(0.1)	(444,550)
Net Assets	100.0%	$656,388,271

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, market value of securities loaned was $539,120 and the Fund received non-cash collateral in the amount of $576,362

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$646,741,798	$—	$—	$646,741,798
Exchange-Traded Funds	10,091,023	—	—	10,091,023

Total Investments in Securities	$656,832,821	$—	$—	$656,832,821

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $506,804,646) including securities on loan of $539,120	$656,832,821
Cash	9,866
Receivables:
Dividends and interest	308,335
Fund shares sold	100,946
Securities lending income	173
Other assets	72,435

Total assets	657,324,576

Liabilities
Payables:
Manager (See Note 3)	372,620
Fund shares redeemed	245,198
NYLIFE Distributors (See Note 3)	137,229
Transfer agent (See Note 3)	77,880
Shareholder communication	60,545
Professional fees	35,167
Custodian	3,250
Trustees	819
Accrued expenses	3,597

Total liabilities	936,305

Net assets	$656,388,271

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,790
Additional paid-in capital	467,340,424

467,359,214
Undistributed net investment income	337,154
Accumulated net realized gain (loss) on investments	38,663,728
Net unrealized appreciation (depreciation) on investments	150,028,175

Net assets	$656,388,271

Class A
Net assets applicable to outstanding shares	$414,786,418

Shares of beneficial interest outstanding	11,847,804

Net asset value per share outstanding	$35.01
Maximum sales charge (5.50% of offering price)	2.04

Maximum offering price per share outstanding	$37.05

Investor Class
Net assets applicable to outstanding shares	$120,697,918

Shares of beneficial interest outstanding	3,488,393

Net asset value per share outstanding	$34.60
Maximum sales charge (5.50% of offering price)	2.01

Maximum offering price per share outstanding	$36.61

Class B
Net assets applicable to outstanding shares	$27,304,247

Shares of beneficial interest outstanding	827,837

Net asset value and offering price per share outstanding	$32.98

Class C
Net assets applicable to outstanding shares	$4,986,327

Shares of beneficial interest outstanding	151,218

Net asset value and offering price per share outstanding	$32.97

Class I
Net assets applicable to outstanding shares	$88,554,510

Shares of beneficial interest outstanding	2,473,352

Net asset value and offering price per share outstanding	$35.80

Class R2
Net assets applicable to outstanding shares	$58,851

Shares of beneficial interest outstanding	1,692

Net asset value and offering price per share outstanding (a)	$34.79

(a)	The difference between the recalculated and stated NAV was caused by rounding.

14	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,509,690
Securities lending income	173
Interest	78
Other income	2,106

Total income	4,512,047

Expenses
Manager (See Note 3)	2,286,458
Distribution/Service—Class A (See Note 3)	516,771
Distribution/Service—Investor Class (See Note 3)	160,661
Distribution/Service—Class B (See Note 3)	146,289
Distribution/Service—Class C (See Note 3)	24,999
Distribution/Service—Class R2 (See Note 3)	69
Transfer agent (See Note 3)	510,637
Registration	47,443
Shareholder communication	47,062
Professional fees	40,102
Trustees	7,184
Custodian	5,682
Shareholder service (See Note 3)	28
Miscellaneous	14,950

Total expenses	3,808,335
Expense waiver/reimbursement from Manager (See Note 3)	(54,500)

Net expenses	3,753,835

Net investment income (loss)	758,212

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	40,009,937
Net change in unrealized appreciation (depreciation) on investments	876,990

Net realized and unrealized gain (loss) on investments	40,886,927

Net increase (decrease) in net assets resulting from operations	$41,645,139

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$758,212	$1,647,404
Net realized gain (loss) on investments	40,009,937	24,806,925
Net change in unrealized appreciation (depreciation) on investments	876,990	114,483,485

Net increase (decrease) in net assets resulting from operations	41,645,139	140,937,814

Dividends and distributions to shareholders:
From net investment income:
Class A	(182,782)	—
Class I	(238,276)	—

	(421,058)	—

From net realized gain on investments:
Class A	(14,841,198)	(21,211,356)
Investor Class	(5,177,510)	(16,559,321)
Class B	(1,195,817)	(2,859,677)
Class C	(195,477)	(403,391)
Class I	(3,191,881)	(1,207,539)
Class R2	(1,992)	(3,185)

	(24,603,875)	(42,244,469)

Total dividends and distributions to shareholders	(25,024,933)	(42,244,469)

Capital share transactions:
Net proceeds from sale of shares	9,454,917	82,760,179
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	24,812,187	41,774,568
Cost of shares redeemed	(42,724,949)	(90,253,854)

Increase (decrease) in net assets derived from capital share transactions	(8,457,845)	34,280,893

Net increase (decrease) in net assets	8,162,361	132,974,238

Net Assets
Beginning of period	648,225,910	515,251,672

End of period	$656,388,271	$648,225,910

Undistributed net investment income at end of period	$337,154	$—

16	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,					July 1, 2013 through October 31,		Year ended June 30,
Class A	2018*	2017	2016		2015	2014	2013**		2013
Net asset value at beginning of period	$34.18	$29.07	$32.33		$33.75	$32.09	$29.72		$29.41

Net investment income (loss) (a)	0.05	0.12	(0.04)		(0.12)	(0.09)	(0.01)		0.10
Net realized and unrealized gain (loss) on investments	2.11	7.39	(0.97)		1.68	3.35	3.88		2.57

Total from investment operations	2.16	7.51	(1.01)		1.56	3.26	3.87		2.67

Less dividends and distributions:
From net investment income	(0.02)	—	—		—	(0.02)	—		(0.06)
From net realized gain on investments	(1.31)	(2.40)	(2.25)		(2.98)	(1.58)	(1.50)		(2.30)

Total dividends and distributions	(1.33)	(2.40)	(2.25)		(2.98)	(1.60)	(1.50)		(2.36)

Net asset value at end of period	$35.01	$34.18	$29.07		$32.33	$33.75	$32.09		$29.72

Total investment return (b)	6.49%	27.88%	(3.39%)		4.83%	10.74%	13.40%		9.64%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.29%††	0.39%	(0.15%)		(0.38%)	(0.34%)	(0.23	%)††	0.32%
After expense waivers and reimbursements	0.29%††	0.39%	(0.14	%)(c)	(0.36%)	(0.30%)	(0.14	%)††	0.34%
Ratios of expenses to average net assets:
Before waivers/reimbursements of expenses	1.06%††	1.09%	1.16%		1.19%	1.21%	1.26	% ††	1.21%
After waivers/reimbursements of expenses	1.06%††	1.09%	1.15	% (d)	1.17%	1.17%	1.17	% ††	1.19%
Portfolio turnover rate	57%	139%	137%		118%	88%	36%		98%
Net assets at end of period (in 000’s)	$414,786	$391,245	$260,670		$294,445	$298,913	$316,746		$272,378

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.15)%.
(d)	Without the custody fee reimbursement, net expenses After expense waivers and reimbursements would have been 1.16%.

	Six months ended April 30,		Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013*** through June 30,
Investor Class	2018*		2017	2016	2015	2014	2013**		2013
Net asset value at beginning of period	$33.82		$28.86	$32.17	$33.64	$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	0.01		0.06	(0.10)	(0.16)	(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	2.08		7.30	(0.96)	1.67	3.35	3.87		0.47

Total from investment operations	2.09		7.36	(1.06)	1.51	3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(1.31)		(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$34.60		$33.82	$28.86	$32.17	$33.64	$32.01		$29.64

Total investment return (b)	6.35%		27.54%	(3.60%)	4.72%	10.58%	13.44%		1.51	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06	%††	0.21%	(0.34%)	(0.51%)	(0.43%)	(0.01	%)††	(0.25	%)††
Net expenses	1.32	%††	1.35%	1.35%	1.32%	1.30%	1.05	% ††	1.77	% ††
Expenses (before waiver/reimbursement)	1.38	%††	1.35%	1.35%	1.32%	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	57%		139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$120,698		$134,867	$200,772	$224,402	$239,712	$245,125		$233,120

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
***	Inception date.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013*** through June 30,
Class B	2018*		2017	2016	2015	2014	2013**		2013
Net asset value at beginning of period	$32.42		$27.95	$31.45	$33.18	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.11)		(0.16)	(0.30)	(0.40)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.98		7.03	(0.95)	1.65	3.32	3.85		0.47

Total from investment operations	1.87		6.87	(1.25)	1.25	2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(1.31)		(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.98		$32.42	$27.95	$31.45	$33.18	$31.81		$29.54

Total investment return (b)	5.94%		26.61%	(4.30%)	3.91%	9.79%	13.14%		1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.69	%)††	(0.56%)	(1.09%)	(1.26%)	(1.17%)	(0.76	%)††	(0.99	%)††
Net expenses	2.07	% ††	2.10%	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Expenses (before waiver/reimbursement)	2.13	% ††	2.10%	2.10%	2.07%	2.05%	1.80%		2.52%
Portfolio turnover rate	57%		139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$27,304		$30,064	$33,468	$43,403	$51,495	$59,371		$55,524

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
***	Inception date.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013*** through June 30,
Class C	2018*		2017	2016	2015	2014	2013**		2013
Net asset value at beginning of period	$32.41		$27.94	$31.44	$33.17	$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.12)		(0.17)	(0.31)	(0.39)	(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.99		7.04	(0.94)	1.64	3.31	3.85		0.47

Total from investment operations	1.87		6.87	(1.25)	1.25	2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(1.31)		(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$32.97		$32.41	$27.94	$31.44	$33.17	$31.81		$29.54

Total investment return (b)	5.94%		26.62%	(4.34%)	3.94%	9.76%	13.14%		1.16	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71	%)††	(0.58%)	(1.10%)	(1.25%)	(1.19%)	(0.76	%)††	(1.00	%)††
Net expenses	2.07	% ††	2.10%	2.10%	2.07%	2.05%	1.80	% ††	2.52	% ††
Expenses (before waiver/reimbursement)	2.13	% ††	2.10%	2.10%	2.07%	2.05%	1.80%		2.52%
Portfolio turnover rate	57%		139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$4,986		$4,884	$4,831	$5,265	$4,880	$4,325		$3,851

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
***	Inception date.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay MacKay Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				July 1, 2013 through October 31,		Year ended June 30,
Class I	2018*	2017	2016	2015	2014	2013**		2013
Net asset value at beginning of period	$34.96	$29.62	$32.83	$34.14	$32.44	$30.01		$29.63

Net investment income (loss) (a)	0.10	0.20	(0.02)	(0.04)	(0.02)	0.01		0.17
Net realized and unrealized gain (loss) on investments	2.15	7.54	(0.94)	1.71	3.39	3.92		2.61

Total from investment operations	2.25	7.74	(0.96)	1.67	3.37	3.93		2.78

Less dividends and distributions:
From net investment income	(0.10)	—	—	—	(0.09)	—		(0.10)
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		(2.30)

Total dividends and distributions	(1.41)	(2.40)	(2.25)	(2.98)	(1.67)	(1.50)		(2.40)

Net asset value at end of period	$35.80	$34.96	$29.62	$32.83	$34.14	$32.44		$30.01

Total investment return (b)	6.62%	28.16%	(3.17%)	5.12%	11.00%	13.51%		9.91%
Ratios of net investment income (loss) to average net assets:
Before waivers and reimbursements	0.55%††	0.62%	(0.12%)	(0.13%)	(0.09%)	0.04	%††	0.55%
After expense waivers and reimbursements	0.55%††	0.62%	(0.07%)	(0.11%)	(0.05%)	0.11	%††	0.58%
Ratios of expenses to average net assets:
Before waivers/reimbursements	0.81%††	0.83%	0.98%	0.94%	0.96%	0.99	%††	1.00%
After waivers/reimbursements of	0.81%††	0.83%	0.92%	0.92%	0.92%	0.92	%††	0.97%
Portfolio turnover rate	57%	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$88,555	$87,115	$15,473	$531,981	$559,776	$569,795		$450,402

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				July 1, 2013 through October 31,		January 18, 2013*** through June 30,
Class R2	2018*	2017	2016	2015	2014	2013**		2013
Net asset value at beginning of period	$33.97	$28.94	$32.22	$33.68	$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	0.03	0.09	(0.06)	(0.15)	(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	2.10	7.34	(0.97)	1.67	3.36	3.88		0.47

Total from investment operations	2.13	7.43	(1.03)	1.52	3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(1.31)	(2.40)	(2.25)	(2.98)	(1.58)	(1.50)		—

Net asset value at end of period	$34.79	$33.97	$28.94	$32.22	$33.68	$32.04		$29.70

Total investment return (b)	6.45%	27.72%	(3.46%)	4.72%	10.60%	13.30%		1.71	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.31%	(0.23%)	(0.48%)	(0.44%)	(0.37	%)††	0.23	%††
Net expenses	1.16%††	1.19%	1.24%	1.29%	1.31%	1.39	% ††	1.30	%††
Portfolio turnover rate	57%	139%	137%	118%	88%	36%		98%
Net assets at end of period (in 000’s)	$59	$52	$38	$34	$32	$29		$25

*	Unaudited.
**	The Fund changed its fiscal year end from June 30 to October 31.
***	Inception date.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Growth Fund (formerly known as MainStay Cornerstone Growth Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company, served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently has eight classes of shares registered for sale. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account until February 28, 2017. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R2 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for

20	MainStay MacKay Growth Fund

which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under

21

Notes to Financial Statements (Unaudited) (continued)

normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the

22	MainStay MacKay Growth Fund

repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $539,120 and had received non-cash collateral of $576,362. Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s

Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.69%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.09% of average daily net assets of the Fund’s Class I shares. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Prior to February 28, 2018, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed 1.34% of average daily net assets of the Fund’s Class A shares.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class I shares do not exceed 0.92% of average daily net assets of the Fund’s Class I shares. This voluntary waiver or reimbursement may be discontinued at any time without

23

Notes to Financial Statements (Unaudited) (continued)

notice. Prior to February 28, 2018, New York Life Investments had agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses applicable to Class A did not exceed 1.17%.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $2,286,458 and waived its fees and/or reimbursed expenses in the amount of $54,500.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under the Class R2 Plan.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$28

(C)  Sales Charge.  During the six-month period ended April 30, 2018, the Fund advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,149 and $7,774, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $222, $3, $12,234 and $200, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$154,225
Investor Class	255,141
Class B	58,079
Class C	9,923
Class I	33,248
Class R2	21

(E)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$43,799	74.4%

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$506,885,555	$161,820,483	$(11,873,217)	$149,947,266

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Long-Term Capital Gain	$42,244,469

24	MainStay MacKay Growth Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $378,736 and $411,513, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	175,775	$6,225,850
Shares issued to shareholders in reinvestment of dividends and distributions	444,915	14,860,164
Shares redeemed	(819,084)	(28,807,263)

Net increase (decrease) in shares outstanding before conversion	(198,394)	(7,721,249)
Shares converted into Class A (See Note 1)	616,936	21,575,840
Shares converted from Class A (See Note 1)	(17,758)	(625,496)

Net increase (decrease)	400,784	$13,229,095

Year ended October 31, 2017:
Shares sold	154,001	$4,653,070
Shares issued to shareholders in reinvestment of dividends and distributions	764,166	20,899,953
Shares redeemed	(1,652,812)	(49,594,594)

Net increase (decrease) in shares outstanding before conversion	(734,645)	(24,041,571)
Shares converted into Class A (See Note 1)	3,265,283	104,506,823
Shares converted from Class A (See Note 1)	(49,612)	(1,476,054)

Net increase (decrease)	2,481,026	$78,989,198

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	47,725	$1,664,474
Shares issued to shareholders in reinvestment of dividends and distributions	156,253	5,162,594
Shares redeemed	(173,707)	(6,028,999)

Net increase (decrease) in shares outstanding before conversion	30,271	798,069
Shares converted into Investor Class (See Note 1)	43,780	1,514,821
Shares converted from Investor Class (See Note 1)	(573,563)	(19,817,859)

Net increase (decrease)	(499,512)	$(17,504,969)

Year ended October 31, 2017:
Shares sold	151,879	$4,550,735
Shares issued to shareholders in reinvestment of dividends and distributions	608,442	16,507,042
Shares redeemed	(706,023)	(21,010,729)

Net increase (decrease) in shares outstanding before conversion	54,298	47,048
Shares converted into Investor Class (See Note 1)	208,254	6,172,780
Shares converted from Investor Class (See Note 1)	(3,230,873)	(102,530,139)

Net increase (decrease)	(2,968,321)	$(96,310,311)

25

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,042	$301,653
Shares issued to shareholders in reinvestment of dividends and distributions	37,656	1,189,538
Shares redeemed	(66,675)	(2,209,319)

Net increase (decrease) in shares outstanding before conversion	(19,977)	(718,128)
Shares converted from Class B (See Note 1)	(79,632)	(2,647,306)

Net increase (decrease)	(99,609)	$(3,365,434)

Year ended October 31, 2017:
Shares sold	50,242	$1,394,974
Shares issued to shareholders in reinvestment of dividends and distributions	108,907	2,851,182
Shares redeemed	(187,014)	(5,356,781)

Net increase (decrease) in shares outstanding before conversion	(27,865)	(1,110,625)
Shares converted from Class B (See Note 1)	(242,101)	(6,920,441)

Net increase (decrease)	(269,966)	$(8,031,066)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	11,244	$375,691
Shares issued to shareholders in reinvestment of dividends and distributions	5,963	188,384
Shares redeemed	(16,709)	(551,551)

Net increase (decrease)	498	$12,524

Year ended October 31, 2017:
Shares sold	41,419	$1,203,957
Shares issued to shareholders in reinvestment of dividends and distributions	13,626	356,594
Shares redeemed	(77,190)	(2,204,052)

Net increase (decrease)	(22,145)	$(643,501)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	24,679	$883,287
Shares issued to shareholders in reinvestment of dividends and distributions	99,927	3,409,515
Shares redeemed	(142,905)	(5,127,817)

Net increase (decrease)	(18,299)	$(835,015)

Year ended October 31, 2017:
Shares sold	2,313,542	$70,951,870
Shares issued to shareholders in reinvestment of dividends and distributions	41,426	1,156,612
Shares redeemed	(393,989)	(12,084,698)

Net increase (decrease) in shares outstanding before conversion	1,960,979	60,023,784
Shares converted into Class I (See Note 1)	8,255	247,031

Net increase (decrease)	1,969,234	$60,270,815

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	116	$3,962
Shares issued to shareholders in reinvestment of dividends and distributions	60	1,992

Net increase (decrease)	176	$5,954

Year ended October 31, 2017:
Shares sold	183	$5,573
Shares issued to shareholders in reinvestment of dividends and distributions	117	3,185
Shares redeemed	(95)	(3,000)

Net increase (decrease)	205	$5,758

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay MacKay Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Cornerstone Growth Fund (now known as the MainStay MacKay Growth Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board acknowledged the change in the Fund’s subadvisor and the revisions to the Fund’s principal investment strategies that were implemented effective July 29, 2016, noting that the Fund’s investment

28	MainStay MacKay Growth Fund

performance had improved relative to the Fund’s peer funds over recent time periods. The Board considered its discussions with representatives from New York Life Investments regarding the Fund’s investment performance relative to the Fund’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the
MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

30	MainStay MacKay Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737427 MS126-18	MSCG10-06/18 (NYLIM) NL045

MainStay MacKay High Yield Municipal Bond Fund

(Formerly known as MainStay High Yield Municipal Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.32 2.28%	–0.10 4.61%	3.79 4.75%	6.81 7.42%	0.87 0.87%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	3/31/2010	–2.33 2.27	–0.12 4.59	3.77 4.73	6.75 7.36	0.90 0.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3/31/2010	0.89 1.89	2.81 3.81	3.95 3.95	6.57 6.57	1.65 1.65
Class I Shares	No Sales Charge		3/31/2010	2.41	4.87	5.02	7.67	0.62

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays Municipal Bond Index[3]	–0.97%	1.56%	2.44%	3.94%
High Yield Municipal Bond Composite Index[4]	1.16	4.08	3.37	5.51
Morningstar High Yield Muni Category Average[5]	1.14	3.92	3.48	5.45

3.	The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The High Yield Municipal Bond Composite Index consists of the Bloomberg Barclays High Yield Municipal Bond Index and the Bloomberg Barclays Municipal Bond Index weighted 60%/40%, respectively. The
Bloomberg Barclays High Yield Municipal Bond Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar High Yield Muni Category Average is representative of funds that invest a substantial portion of assets in high-income municipal securities that are not rated or that are rated at the level of or below BBB by a major ratings agency such as Standard & Poor’s or Moody’s. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,022.80	$4.31	$1,020.50	$4.31	0.86%

Investor Class Shares	$1,000.00	$1,022.70	$4.46	$1,020.40	$4.46	0.89%

Class C Shares	$1,000.00	$1,018.90	$8.21	$1,016.70	$8.20	1.64%

Class I Shares	$1,000.00	$1,024.10	$3.06	$1,021.80	$3.06	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

State Composition as of April 30, 2018 (Unaudited)

Illinois	12.1%
California	11.4
Puerto Rico	8.5
New York	7.3
Ohio	5.4
Pennsylvania	4.4
Texas	4.2
Michigan	3.6
New Jersey	3.3
Georgia	2.7
Florida	2.6
Colorado	2.4
Massachusetts	2.4
Oklahoma	2.2
Virginia	2.1
Wisconsin	1.8
Missouri	1.7
Alabama	1.6
Arizona	1.6
U.S. Virgin Islands	1.6
Guam	1.5
District of Columbia	1.4
Kentucky	0.9
Oregon	0.9
Alaska	0.8
Indiana	0.8
Iowa	0.8
Washington	0.8

Connecticut	0.7%
Minnesota	0.7
North Dakota	0.7
Kansas	0.6
Louisiana	0.6
Nevada	0.5
Rhode Island	0.5
Tennessee	0.5
Maryland	0.4
South Carolina	0.4
New Hampshire	0.3
North Carolina	0.3
Utah	0.3
Maine	0.2
New Mexico	0.2
West Virginia	0.2
Arkansas	0.1
Delaware	0.1
Hawaii	0.1
Nebraska	0.1
South Dakota	0.1
Vermont	0.1
Mississippi	0.0	‡
Wyoming	0.0	‡
Other Assets, Less Liabilities	1.5

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2018 (Unaudited)

1.	Golden State Tobacco Securitization Corp., Revenue Bonds, (Zero Coupon)–5.125%, due 6/1/33–6/1/47

2.	State of Illinois, Unlimited General Obligation, 4.00%–5.50%, due 11/1/18–12/1/41

3.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/47

4.	Tobacco Settlement Financing Corp., Revenue Bonds, (Zero Coupon)–5.00%, due 6/1/46–6/1/52

5.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, (Zero Coupon)–5.50%, due 7/1/18–7/1/38
6.	City of Chicago IL, Unlimited General Obligation, 4.625%–6.00%, due 1/1/31–1/1/40

7.	Puerto Rico Sales Tax Financing Corp., Revenue Bonds, (Zero Coupon)–5.125%, due 8/1/40–8/1/46

8.	Chicago Board of Education, Unlimited General Obligation, 5.00%–7.00%, due 12/1/33–12/1/46

9.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, 5.50%–8.25%, due 5/1/17–7/1/28

10.	Chicago Board of Education, Special Tax, 6.00%, due 4/1/46

8	MainStay MacKay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay High Yield Municipal Bond Fund returned 2.28% for Class A shares, 2.27% for Investor Class shares and 1.89% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.41%. For the six months ended April 30, 2018, all share classes outperformed the –0.97% return of the Bloomberg Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 1.16% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2018, all share classes outperformed the 1.14% return of the Morningstar High Yield Muni Category Average2. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay High Yield Municipal Bond Fund was renamed MainStay MacKay High Yield Municipal Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index was helped by its allocation to below-investment-grade bonds and a significantly underweight position in high-grade municipal bonds. This positioning was beneficial as credit spreads substantially narrowed during the reporting period. Also contributing positively to relative performance were the Fund’s holdings of Puerto Rico and U.S. Virgin Islands bonds, the tobacco and special-tax sectors, and security selection in California, New York and Ohio. (Contributions take weightings and total returns into account.) Detracting from performance relative the Bloomberg Barclays Municipal Bond Index were the Fund’s overweight allocation to credits rated BBB4 and its holdings among bonds issued by Guam.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the Fund’s investable universe, as outlined in the prospectus. In addition to investment-grade bonds, the Fund normally invests a substantial amount of its assets in municipal securities rated below investment grade. Because the Fund’s investable universe is broader than that of the Bloomberg Barclays Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst6 was 6.3 years.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The Fund was positioned with a longer-maturity, lower-credit-rating profile than the Bloomberg Barclays Municipal Bond Index. (The Index consists entirely of investment-grade bonds, whereas the Fund may invest in municipal bonds of any rating category, subject to certain limitations, as discussed in the prospectus.) This positioning worked well during the reporting period, as investment-grade municipal securities produced negative returns, whereas high-yield municipals produced positive results. In particular, the Fund’s Puerto Rico and U.S. Virgin Island holdings contributed positively to relative performance during the last four months of the reporting period. This occurred as these islands, with the help of federal assistance, recovered from the devastating effects of the two major hurricanes that hit them during September 2017. Slightly detracting from performance relative to the Bloomberg Barclays Municipal Bond Index were the Fund’s holdings among bonds rated BBB and credits issued by the Territory of Guam.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Muni Category Average.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

As Fund strategy did not materially change from the prior reporting period, there were no major changes to the sector weightings of the Fund during the reporting period. The prevalent sectors in the Fund, such as health care, special tax, education and tobacco reflect our desire to construct a reasonably well-diversified portfolio, as well as to include exposure to infrequent municipal issuers. We believe that individual security selection—as opposed to a top-down approach to constructing portfolios—offers the potential for enhanced performance of those credits over time.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund was overweight relative to the Bloomberg Barclays Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund also maintained an overweight position relative to the Index in credits rated BBB and below investment-grade. As of the same date, the Fund held approximately 44.0% of its net assets in below-investment-grade municipal credits. As of the same date, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA and in bonds with maturities of less than 10 years.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Municipal Bonds 98.4%†
Alabama 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham AL, Methodist Home for the Aging, Revenue Bonds Series S 5.75%, due 6/1/45	$1,250,000	$1,366,325
County of Jefferson AL, Sewer, Revenue Bonds
Senior Lien-Series A, Insured: AGM 5.50%, due 10/1/53	11,960,000	13,278,112
Series D 6.00%, due 10/1/42	2,500,000	2,878,125
Industrial Development Board of the City of Mobile Alabama, Pollution Control Electric Power Co.-Barry Plant, Revenue Bonds 1st Series 1.63%, due 6/1/34 (a)	20,000,000	20,000,000
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,611,546
Insured: AMBAC 5.125%, due 4/1/21	250,000	250,460
Montgomery Educational Building Authority, Faulkner University, Revenue Bonds Series A 5.00%, due 10/1/43	5,080,000	5,182,819
West Jefferson Industrial Development Board, Solid Waste Disposal, Revenue Bonds 1.70%, due 12/1/38 (a)(b)	11,800,000	11,800,000

		59,367,387

Alaska 0.8%
Alaska State Housing Finance Corp., Revenue Bonds Series A 1.65%, due 6/1/32 (a)(b)	15,080,000	15,080,000
Northern Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	14,560,000	14,559,418

		29,639,418

Arizona 1.6%
Arizona Health Facilities Authority, Dignity Health Medical Group, Revenue Bonds 1.75%, due 7/1/35 (a)	4,400,000	4,400,000

	Principal Amount	Value
Arizona (continued)
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	$7,945,000	$8,356,869
Arizona Industrial Development Authority, American Charter Schools, Revenue Bonds (c)
6.00%, due 7/1/37	3,000,000	3,164,010
6.00%, due 7/1/47	4,785,000	5,007,598
Arizona Industrial Development Authority, Basis Schools Projects, Revenue Bonds (c)
Series G 5.00%, due 7/1/47	1,000,000	1,022,070
Series A 5.375%, due 7/1/50	1,500,000	1,558,620
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	2,450,000	2,584,015
Industrial Development Authority of the City of Phoenix, Basis Schools Projects, Revenue Bonds (c)
Series A 5.00%, due 7/1/35	1,700,000	1,746,223
Series A 5.00%, due 7/1/46	4,120,000	4,196,673
Industrial Development Authority of the City of Phoenix, Great Hearts Academies, Revenue Bonds
5.00%, due 7/1/46	1,350,000	1,416,326
6.40%, due 7/1/47	1,000,000	1,130,600
Industrial Development Authority of the City of Phoenix, Villa Montessori, Inc., Revenue Bonds 5.00%, due 7/1/45	1,150,000	1,184,098
Industrial Development Authority of the County of Pima, American Leadership AC, Revenue Bonds (c)
5.375%, due 6/15/35	1,360,000	1,410,755
5.625%, due 6/15/45	3,985,000	4,166,397
Industrial Development Authority of the County of Pima, Charter Schools Project, Revenue Bonds Series Q 5.375%, due 7/1/31	1,965,000	2,110,783

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2018. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Industrial Development Authority of the County of Pima, Paradise Education Center Project, Revenue Bonds 6.10%, due 6/1/45	$1,100,000	$1,149,280
Industrial Development Authority of the County of Yavapai, Agribusiness & Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	578,180
Maricopa County Industrial Development Authority, Horizon Community Learning Center, Revenue Bonds 5.00%, due 7/1/35	3,000,000	3,080,730
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	975,000	958,298
Pima County Industrial Development Authority, American Leadership Academy Project, Revenue Bonds (c)
5.00%, due 6/15/47	4,150,000	4,143,443
5.00%, due 6/15/52	3,465,000	3,442,339
Tempe Industrial Development Authority, Revenue Bonds Series A 6.125%, due 10/1/47 (c)	2,800,000	2,902,116

		59,709,423

Arkansas 0.1%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,559,563
Series C 5.00%, due 2/1/35	1,170,000	1,270,936
Little Rock Metrocentre Improvement District No. 1, Little Rock Newspapers, Inc., Revenue Bonds 1.62%, due 12/1/25 (a)	1,400,000	1,400,000

		4,230,499

California 11.4%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	3,440,000	1,720,103
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,022,920

	Principal Amount	Value
California (continued)
Antelope Valley Healthcare District, Revenue Bonds Series A 5.00%, due 3/1/46	$1,095,000	$1,147,669
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	783,592
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	728,280
California County Tobacco Securitization Agency, Revenue Bonds
5.125%, due 6/1/38	4,225,000	4,225,127
Series A 5.125%, due 6/1/38	3,500,000	3,500,000
5.25%, due 6/1/46	3,275,000	3,247,752
5.65%, due 6/1/41	8,600,000	8,650,740
California Municipal Finance Authority, Baptist University, Revenue Bonds (c)
Series A 5.375%, due 11/1/40	3,000,000	3,266,940
Series A 5.50%, due 11/1/45	6,000,000	6,565,800
California Municipal Finance Authority, Community Hospitals Center, Certificates of Participation 5.50%, due 2/1/39	1,640,000	1,686,527
California Municipal Finance Authority, Palmdale Aerospace Academy Projects, Revenue Bonds 5.00%, due 7/1/46 (c)	1,165,000	1,188,393
California Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,554,448
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,109,760
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	544,260
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,176,190

12	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California School Finance Authority, Rocketship Education Obligated, Revenue Bonds Series A 5.125%, due 6/1/47 (c)	$700,000	$724,066
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds
6.00%, due 7/1/40	2,490,000	2,560,318
6.375%, due 7/1/45	1,170,000	1,205,919
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,060,195
7.50%, due 11/1/41	1,000,000	1,181,910
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	2,250,000	2,372,175
Series A 5.00%, due 6/1/46	2,000,000	2,097,420
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.625%, due 11/1/33	680,000	756,364
5.875%, due 11/1/43	435,000	482,358
California Statewide Communities Development Authority, Loma Linda University Medical Center, Revenue Bonds
Series A 5.25%, due 12/1/56 (c)	20,000,000	21,298,800
5.50%, due 12/1/54	3,800,000	4,094,918
California Statewide Communities Development Authority, Redlands Community Hospital Obligated Group, Revenue Bonds 5.00%, due 10/1/46	1,560,000	1,700,728
California Statewide Communities Development Authority, Stars Citrus, Certificates of Participation Insured: NATL-RE 4.85%, due 4/1/28 (a)	600,000	600,000
California Statewide Financing Authority, Turbo Pooled Program C, Revenue Bonds (zero coupon), due 6/1/55	128,700,000	6,396,390

	Principal Amount	Value
California (continued)
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	$925,000	$790,375
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	824,296
City of San Buenaventura CA, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	6,852,453
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,598,437
Del Mar Race Track Authority, Revenue Bonds 5.00%, due 10/1/35	1,665,000	1,808,623
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,621,000
Series C (zero coupon), due 8/1/39	17,900,000	6,094,771
Series C (zero coupon), due 8/1/43	16,000,000	4,281,920
Series C (zero coupon), due 8/1/44	8,000,000	2,022,080
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,744,425
Series C 6.50%, due 1/15/43	5,000,000	5,853,550
Fresno Unified School District, Election 2001, Unlimited General Obligation Series G (zero coupon), due 8/1/41	10,000,000	2,327,000
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-2 5.30%, due 6/1/37	20,365,000	20,866,183
♦Golden State Tobacco Securitization Corp., Revenue Bonds
Series B (zero coupon), due 6/1/47	650,000,000	95,296,500
Series A-1 5.00%, due 6/1/33	2,700,000	2,723,706
Series A-1 5.125%, due 6/1/47	5,350,000	5,349,893
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,747,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Inland Empire Tobacco Securitization Authority, Revenue Bonds Series E (zero coupon), due 6/1/57 (c)	$30,000,000	$1,322,100
Los Angeles Department of Water & Power, Revenue Bonds Subseries B-3 1.29%, due 7/1/34 (a)	18,000,000	18,000,000
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	2,065,056
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,673,600
Northern California Gas Authority No. 1, Gas Project, Revenue Bonds Series B 2.269%, due 7/1/27 (d)	24,300,000	23,719,716
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	100,577
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds Series B-1 1.21%, due 5/15/32 (a)	2,265,000	2,265,000
Riverside County Transportation Commission, Revenue Bonds Senior Lien-Series A 5.75%, due 6/1/48	1,480,000	1,638,804
Rohnerville School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	363,340
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	288,650
San Francisco City & County Redevelopment Agency, District #6 Mission Bay Public, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,817,436
Series C (zero coupon), due 8/1/38	2,000,000	678,040
San Francisco City & County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	493,842

	Principal Amount	Value
California (continued)
San Joaquin Hills Transportation Corridor Agency, Junior Lien, Revenue Bonds
Series B 5.25%, due 1/15/44	$12,000,000	$13,027,800
Series B 5.25%, due 1/15/49	4,220,000	4,568,445
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds Senior Lien-Series A 5.00%, due 1/15/50	18,150,000	19,594,195
Santa Ana Unified School District, Election 2008, Unlimited General Obligation Series B, Insured: AGC (zero coupon), due 8/1/47	25,000,000	6,597,750
Sierra Kings Health Care District, Unlimited General Obligation 5.00%, due 8/1/37	2,465,000	2,722,987
State of California, Kindergarten, Unlimited General Obligation Series A-3 1.21%, due 5/1/34 (a)	9,290,000	9,290,000
Stockton East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	62,302
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	82,061
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.80%, due 9/1/20	125,000	125,205
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,900,261
Insured: NATL-RE 5.25%, due 9/1/23	345,000	345,104
Insured: NATL-RE 5.25%, due 9/1/24	100,000	100,025
Insured: NATL-RE 5.25%, due 9/1/34	350,000	350,032
Insured: NATL-RE 5.375%, due 9/1/21	175,000	175,081
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	50,057
Stockton Unified School District, Election 2008, Unlimited General Obligation
Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	3,361,870
Series B (zero coupon), due 6/1/50	16,260,000	2,182,742

14	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Tobacco Securitization Authority of Northern California, Revenue Bonds
Series A-1 5.125%, due 6/1/46	$18,160,000	$18,191,235
Series A-1 5.375%, due 6/1/38	2,450,000	2,454,704
Series A-1 5.50%, due 6/1/45	5,100,000	5,099,898
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	575,740
West Contra Costa Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,405,050
Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	2,118,200

		422,259,611

Colorado 2.4%
Arkansas River Power Authority, Revenue Bonds 6.00%, due 10/1/40	575,000	579,088
Belleview Station Metropolitan District No. 2, Limited General Obligation 5.125%, due 12/1/46	2,375,000	2,411,314
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,324,750
Series A 5.375%, due 12/1/33	1,500,000	1,646,985
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.00%, due 10/1/32 (b)	7,000,000	7,513,520
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,787,840
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project, Revenue Bonds Series A 5.25%, due 5/15/47	2,000,000	2,162,780
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	4,175,000	4,625,608

	Principal Amount	Value
Colorado (continued)
Colorado International Center Metropolitan District No. 14, Limited General Obligation 5.875%, due 12/1/46	$2,500,000	$2,599,675
Denver Health & Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	4,250,000	4,541,720
Dominion Water & Sanitation District, Revenue Bonds
Senior Lien 5.75%, due 12/1/36	9,935,000	10,386,943
6.00%, due 12/1/46	1,000,000	1,042,690
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,509,200
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	197,810
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,507,922
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	470,473
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	845,698
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	3,040,552
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	321,255
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	1,056,744
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	495,378
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	196,220
(zero coupon), due 9/1/40	5,250,000	2,191,875
(zero coupon), due 9/1/41	3,925,000	1,572,237
Eagle County Airport Terminal Corp., Revenue Bonds Series B 5.00%, due 5/1/33 (b)	2,435,000	2,698,978
Foothills Metropolitan District, Special Assessment 6.00%, due 12/1/38	3,815,000	3,897,824
Fountain Urban Renewal Authority, Improvement-South Academy Highland, Tax Allocation Series A 5.25%, due 11/1/37	1,900,000	1,919,931

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Park Creek Metropolitan District, Senior Ltd., Property, Tax Allocation Senior Lien-Series A 5.00%, due 12/1/45	$4,000,000	$4,385,200
Southglenn Metropolitan District, Special Revenue, Limited General Obligation 5.00%, due 12/1/46	2,100,000	2,126,901
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/47	3,500,000	3,531,745
Villages at Castle Rock CO, Metropolitan District No. 6, Cobblestone Ranch Project, Limited General Obligation Series 2 (zero coupon), due 12/1/37	40,000,000	10,245,200

		89,834,056

Connecticut 0.7%
City of Hartford CT, Unlimited General Obligation
Series B 5.00%, due 4/1/26	60,000	64,901
Series B 5.00%, due 4/1/27	500,000	539,665
Series B 5.00%, due 4/1/30	640,000	686,259
Series B 5.00%, due 4/1/33	100,000	106,390
Connecticut State Health & Educational Facility Authority, Church Home of Hartford, Inc., Revenue Bonds Series A 5.00%, due 9/1/53 (c)	1,500,000	1,545,225
Connecticut State Health & Educational Facility Authority, Yale University, Revenue Bonds Series V-1 1.50%, due 7/1/36 (a)	19,770,000	19,770,000
Hartford Stadium Authority, Stadium Authority Lease, Revenue Bonds Series A 5.00%, due 2/1/36	725,000	643,445
State of Connecticut, Bradley International Airport, Revenue Bonds (b)
Series A, Insured: ACA 6.50%, due 7/1/18	200,000	200,672
Series A, Insured: ACA 6.60%, due 7/1/24	2,075,000	2,080,499

		25,637,056

	Principal Amount	Value
Delaware 0.1%
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	$3,855,000	$4,110,818

District of Columbia 1.4%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,120,750
District of Columbia, Friendship Public Charter School, Revenue Bonds 5.00%, due 6/1/46	1,400,000	1,506,820
District of Columbia, Methodist Home, Revenue Bonds Series A-R 5.25%, due 1/1/39	1,015,000	974,146
District of Columbia, Provident Group-Howard Properties, Revenue Bonds 5.00%, due 10/1/30	1,000,000	1,020,180
District of Columbia, Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/15/46	85,000,000	13,250,650
District of Columbia, Unrefunded-Howard University, Revenue Bonds Series A 6.25%, due 10/1/32	1,400,000	1,496,908
Metropolitan Washington Airports Authority Dulles Toll Road, Metrorail & Capital, Revenue Bonds 5.00%, due 10/1/53	30,365,000	32,222,123
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds 2nd Senior Lien (zero coupon), due 10/1/39	5,005,000	1,962,561

		53,554,138

Florida 2.6%
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,073,012
Capital Trust Agency, Inc., Odyssey Charter School, Revenue Bonds Series A 5.50%, due 7/1/47 (c)	2,000,000	1,985,460
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,766,197

16	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
City of Atlantic Beach FL, Fleet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	$1,500,000	$1,655,175
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	885,000	887,283
City of Tallahassee FL, Memorial Healthcare, Inc., Revenue Bonds Series A 5.00%, due 12/1/55	7,500,000	7,945,800
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,390,827
6.125%, due 6/1/43	2,500,000	2,697,850
County of Bay FL, Bay Haven Charter Academy, Inc., Revenue Bonds
Series A 5.00%, due 9/1/45	250,000	259,328
Series A 6.00%, due 9/1/40	1,000,000	1,048,110
County of St. Lucie FL, Power & Light Co. Project, Revenue Bonds 1.58%, due 9/1/28 (a)	6,200,000	6,200,000
Florida Development Finance Corp., Florida Charter Foundation, Inc. Projects, Revenue Bonds Series A 4.75%, due 7/15/36 (c)	3,605,000	3,407,194
Florida State Higher Educational Facilities Financial Authority, Ringling College Project, Revenue Bonds 4.00%, due 3/1/47	6,620,000	6,346,131
Halifax Hospital Medical Center, Revenue Bonds 4.00%, due 6/1/46	2,565,000	2,501,465
Lee County Industrial Development Authority, Preserve Project, Revenue Bonds Series A 5.75%, due 12/1/52 (c)	4,500,000	4,552,605
Martin County FL, Pollution Control, Florida Power & Light Co. Project, Revenue Bonds 1.67%, due 7/15/22 (a)	15,000,000	15,000,000
Martin County Health Facilities Authority, Martin Memorial Medical Center, Revenue Bonds 5.00%, due 11/15/45	3,500,000	3,664,640

	Principal Amount	Value
Florida (continued)
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds
5.00%, due 11/15/29	$1,825,000	$1,951,509
5.00%, due 11/15/39	2,230,000	2,361,057
Mid-Bay Bridge Authority, Revenue Bonds
Series A 5.00%, due 10/1/35	1,500,000	1,657,110
Series C 5.00%, due 10/1/40	1,000,000	1,086,290
Series A 7.25%, due 10/1/40	2,500,000	2,904,000
North Sumter County Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,637,205
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	400,000	419,528
Osceola County Expressway Authority, Poinciana, Revenue Bonds Senior Lien (zero coupon), due 10/1/36	4,000,000	3,216,560
Osceola County Expressway Authority, Revenue Bonds Senior Lien-Series A 5.375%, due 10/1/47	11,170,000	11,978,708

		94,593,044

Georgia 2.7%
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds (a)
1.67%, due 5/1/22	11,500,000	11,500,000
1.67%, due 10/1/32	23,000,000	23,000,000
Series 1 1.67%, due 7/1/49	5,620,000	5,620,000
Cedartown Polk County Hospital Authority, Antic Certs-Polk Medical Center, Revenue Bonds 5.00%, due 7/1/39	8,100,000	8,729,208
Cobb County Development Authority, Kennesaw State University, Revenue Bonds Junior Lien 5.00%, due 7/15/38	2,390,000	2,527,425
Fulton County Residential Care Facilities for the Elderly Authority, Lenbrook Square Foundation, Inc., Revenue Bonds 5.00%, due 7/1/36	4,000,000	4,399,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Gainesville & Hall County Development Authority, Educational Facilities, Reverside Military Academy, Revenue Bonds 5.125%, due 3/1/52	$1,500,000	$1,569,780
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds
Series A 5.00%, due 11/1/37 (c)	3,750,000	3,967,912
7.00%, due 6/15/39	3,000,000	3,018,570
Monroe County Development Authority, Georgia Power Co.-Scherer Project, Revenue Bonds 1.67%, due 11/1/48 (a)	29,275,000	29,275,000
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds 5.00%, due 10/1/45	6,000,000	6,267,900

		99,875,195

Guam 1.5%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (b)	3,000,000	3,413,220
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 1/1/46	4,000,000	4,227,520
5.50%, due 7/1/43	13,565,000	14,742,306
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/29	1,415,000	1,527,181
Series D 5.00%, due 11/15/39	25,750,000	27,085,652
Series A 5.125%, due 1/1/42	1,335,000	1,378,748
Series A 6.50%, due 11/1/40	3,990,000	4,409,549

		56,784,176

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaii Pacific University, Revenue Bonds
6.625%, due 7/1/33	2,085,000	2,195,672
Series A 6.875%, due 7/1/43	1,045,000	1,096,738
State of Hawaii Department of Budget & Finance, Revenue Bonds 5.00%, due 1/1/45 (c)	1,500,000	1,465,335

		4,757,745

	Principal Amount	Value
Illinois 12.1%
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (c)
Series B 7.00%, due 12/1/42	$10,000,000	$11,816,700
Series A 7.00%, due 12/1/46	4,000,000	4,713,080
Chicago Board of Education, School Reform Board, Unlimited General Obligation Series A-A, Insured: AGC 5.50%, due 12/1/26	19,400,000	22,408,358
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/27	5,105,000	3,323,661
♦Chicago Board of Education, Special Tax 6.00%, due 4/1/46	35,000,000	40,760,300
♦Chicago Board of Education, Unlimited General Obligation
Series B 5.00%, due 12/1/33	2,050,000	2,056,560
Series G 5.00%, due 12/1/34	5,000,000	5,022,450
Series H 5.00%, due 12/1/36	7,000,000	6,991,320
Series A 5.00%, due 12/1/41	1,170,000	1,163,542
Series H 5.00%, due 12/1/46	7,000,000	6,895,000
Series A 5.25%, due 12/1/41	5,295,000	5,301,619
Series A 5.50%, due 12/1/39	6,995,000	7,062,432
Series A 7.00%, due 12/1/44	11,375,000	13,065,780
Chicago Midway International Airport, Revenue Bonds Series B 5.00%, due 1/1/46	10,500,000	11,520,600
Chicago O’Hare International Airport Special Facility, AMT-Trips Obligated Group, Revenue Bonds (b)
5.00%, due 7/1/38	1,500,000	1,647,855
5.00%, due 7/1/48	5,000,000	5,444,500
Chicago O’Hare International Airport Special Facility, Lufthansa German Project, Revenue Bonds 1.80%, due 5/1/35 (a)(b)	40,000,000	40,000,000
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	7,500,000	8,006,250

18	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, City Colleges, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 1/1/34	$300,000	$146,694
City of Chicago IL, Sales Tax, Revenue Bonds
Series A 5.25%, due 1/1/38	11,550,000	12,830,548
Series A 5.00%, due 1/1/41	10,000,000	11,021,000
♦City of Chicago IL, Unlimited General Obligation
Series A 4.625%, due 1/1/32	145,000	142,755
Series C 5.00%, due 1/1/34	1,355,000	1,363,279
Series A 5.00%, due 1/1/35	7,020,000	7,144,184
Series A 5.25%, due 1/1/35	5,000,000	5,089,050
Series A 5.25%, due 1/1/37	275,000	275,330
Series B 5.50%, due 1/1/31	2,360,000	2,516,798
Series 2005D 5.50%, due 1/1/40	1,245,000	1,302,058
Series A 5.75%, due 1/1/34	3,850,000	4,200,542
Series A 6.00%, due 1/1/38	29,000,000	32,112,280
Illinois Finance Authority, Benedictine University, Revenue Bonds 5.00%, due 10/1/38	5,750,000	6,145,945
Illinois Finance Authority, Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,589,655
Illinois Finance Authority, Christian Homes, Inc., Revenue Bonds 5.00%, due 5/15/40	1,265,000	1,318,497
Illinois Finance Authority, Columbia College Chicago, Revenue Bonds 5.00%, due 12/1/37	10,000,000	10,376,100
Illinois Finance Authority, Franciscan Communities, Inc., Revenue Bonds Series A 5.00%, due 5/15/47	1,155,000	1,222,752
Illinois Finance Authority, Friendship Village Schaumburg, Revenue Bonds
5.00%, due 2/15/37	4,185,000	4,070,415
5.125%, due 2/15/45	11,000,000	10,694,640

	Principal Amount	Value
Illinois (continued)
Illinois Finance Authority, Noble Network Charter Schools, Revenue Bonds 5.00%, due 9/1/32	$1,830,000	$1,955,630
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds
5.50%, due 4/1/32	2,000,000	1,924,680
6.50%, due 4/1/39	4,000,000	4,182,520
6.50%, due 4/1/44	3,000,000	3,135,270
Illinois Finance Authority, Rosalind Franklin University of Medicine & Science, Revenue Bonds
Series C 4.25%, due 8/1/42	2,900,000	2,782,318
Series C 5.00%, due 8/1/49	1,300,000	1,385,085
Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds, Series A	10,600,000	10,978,183
Metropolitan Pier & Exposition Authority, McCormick Place Project, Revenue Bonds
4.25%, due 6/15/42	1,660,000	1,534,770
Series A 5.00%, due 6/15/42	5,050,000	5,183,825
Series A 5.00%, due 6/15/57	2,000,000	2,098,000
Metropolitan Pier & Exposition Authority, McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 12/15/38	94,950,000	34,504,830
♦State of Illinois, Unlimited General Obligation
Insured: BAM 4.00%, due 6/1/41	25,955,000	26,079,065
Series A 4.50%, due 12/1/41	6,775,000	6,380,221
Series A 5.00%, due 11/1/18	30,000,000	30,341,400
5.50%, due 7/1/38	3,000,000	3,090,690
Village of Bridgeview IL, Unlimited General Obligation Series A 5.50%, due 12/1/43	1,545,000	1,503,579
Village of Matteson IL, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	200,052

		448,022,647

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Indiana 0.8%
Carmel Redevelopment District, Certificates of Participation Series C 6.50%, due 7/15/35	$1,000,000	$1,112,190
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (b)	5,500,000	6,462,390
Gary Chicago International Airport Authority, Revenue Bonds (b)
5.00%, due 2/1/29	1,170,000	1,296,547
5.25%, due 2/1/34	750,000	830,302
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	722,066
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,034,589
5.50%, due 8/15/45	210,000	218,434
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,726,191
Indiana Finance Authority, Sisters of St. Francis, Health Services, Revenue Bonds Series J 1.55%, due 11/1/37 (a)	5,295,000	5,295,000
Indiana Finance Authority, University of Indianapolis Education Facilities Project, Revenue Bonds 5.00%, due 10/1/43	2,000,000	2,156,440

		28,854,149

Iowa 0.8%
City of Coralville IA, Annual Appropriation, Revenue Bonds Series B 4.25%, due 5/1/37	6,750,000	6,846,660
City of Coralville IA, Tax Allocation Series C 4.50%, due 5/1/47	2,930,000	2,929,824
Iowa Tobacco Settlement Authority, Revenue Bonds
Series C 5.375%, due 6/1/38	6,145,000	6,160,055
Series C 5.625%, due 6/1/46	6,730,000	6,764,862
Xenia Rural Water District, Revenue Bonds 5.00%, due 12/1/41	6,000,000	6,463,560

		29,164,961

	Principal Amount	Value
Kansas 0.6%
Wyandotte County-Kansas City Unified Government, Revenue Bonds (zero coupon), due 9/1/34 (c)	$61,455,000	$21,984,912

Kentucky 0.9%
City of Campbellsville KY, Campbellsville University Project, Revenue Bonds 5.00%, due 3/1/39	4,730,000	4,855,392
City of Glasgow KY, Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,067,550
County of Ohio KY, Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	13,910,000	14,108,635
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A 5.00%, due 6/1/37	2,850,000	3,067,370
Series A 5.00%, due 6/1/45	10,725,000	11,325,385

		34,424,332

Louisiana 0.6%
City of New Orleans LA, Water System, Revenue Bonds 5.00%, due 12/1/44	5,500,000	5,994,505
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	7,791,043
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds Series B, Insured: NATL-RE 3.05%, due 8/1/34 (a)	50,000	46,091
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,700,000	3,933,026
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/47	5,000,000	5,399,350

		23,164,015

20	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Maine 0.2%
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center Obligation Group, Revenue Bonds
5.00%, due 7/1/33	$3,825,000	$3,958,339
5.00%, due 7/1/43	2,590,000	2,644,131

		6,602,470

Maryland 0.4%
City of Baltimore MD, Convention Center Hotel, Revenue Bonds 5.00%, due 9/1/46	3,500,000	3,838,695
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,104,190
Maryland Health & Higher Educational Facilities Authority, Green Street Academy, Inc., Revenue Bonds (c)
Series A 5.125%, due 7/1/37	1,260,000	1,264,939
Series A 5.375%, due 7/1/52	1,530,000	1,528,684
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Revenue Bonds 5.00%, due 7/1/45	4,000,000	4,246,800
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.25%, due 1/1/37	1,000,000	1,111,330

		13,094,638

Massachusetts 2.3%
Massachusetts Development Finance Agency, Dexter Southfield, Revenue Bonds 5.00%, due 5/1/41	3,000,000	3,251,970
Massachusetts Development Finance Agency, Green Bonds-Boston Medical Center, Revenue Bonds 5.00%, due 7/1/44	11,900,000	12,772,151
Massachusetts Development Finance Agency, Lawrence General Hospital, Revenue Bonds Series A 5.50%, due 7/1/44	6,000,000	6,497,220
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (c)	2,000,000	2,420,400

	Principal Amount	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Seven Hills Foundation & Affiliates, Revenue Bonds Series A 5.00%, due 9/1/45	$5,750,000	$6,024,275
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds 5.00%, due 10/1/48	17,800,000	19,232,188
Massachusetts Development Finance Agency, UMass Memorial Healthcare, Revenue Bonds Series I 5.00%, due 7/1/46	6,500,000	7,023,770
Massachusetts Development Finance Agency, Western New England University, Revenue Bonds
5.00%, due 9/1/40	1,325,000	1,426,720
5.00%, due 9/1/45	1,175,000	1,265,499
Massachusetts Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,630,000	1,711,435
Massachusetts Port Authority, Special Facilities-Delta Airlines, Inc., Revenue Bonds (a)(b)
Series B, Insured: AMBAC 4.558%, due 1/1/31	11,500,000	11,500,000
Series C, Insured: AMBAC 4.797%, due 1/1/31	13,000,000	13,000,000

		86,125,628

Michigan 3.6%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	550,638
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds 5.00%, due 2/15/41	2,000,000	2,083,580
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	1,050,000	1,050,536
5.125%, due 11/1/35	605,000	605,236
City of Detroit MI, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	18,202
Insured: AMBAC 5.25%, due 4/1/22	58,125	56,287
Insured: AMBAC 5.25%, due 4/1/24	45,725	43,231

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
City of Detroit MI, Water Supply System, Great Lakes Water Authority, Revenue Bonds Senior Lien-Series C 4.50%, due 7/1/27	$165,000	$171,499
City of Detroit MI, Water Supply System, Revenue Bonds Senior Lien-Series A 5.00%, due 7/1/36	655,000	690,586
City of Detroit MI, Water Supply System, Unrefunded-2015, Revenue Bonds 2nd Lien-Series B, Insured: NATL-RE 5.00%, due 7/1/34	10,000	10,024
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,350,050
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,620,000	1,703,025
Senior Lien-Series A 5.25%, due 7/1/41	10,840,000	11,645,195
Michigan Finance Authority, College for Creative Studies, Revenue Bonds
5.00%, due 12/1/36	1,000,000	1,072,090
5.00%, due 12/1/40	1,000,000	1,045,930
5.00%, due 12/1/45	4,000,000	4,162,520
Michigan Finance Authority, Great Lakes Water, Revenue Bonds Series C-1 5.00%, due 7/1/44	1,000,000	1,082,180
Michigan Finance Authority, Higher Education-Thomas M. Cooley Law, Revenue Bonds 6.75%, due 7/1/44 (c)	14,625,000	14,623,245
Michigan Finance Authority, Limited Obligation, Lawrence Technological University Project, Revenue Bonds
5.00%, due 2/1/37	2,000,000	2,141,700
5.25%, due 2/1/32	3,600,000	3,985,164
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
5.00%, due 7/1/34	1,000,000	1,088,980
Series D4 5.00%, due 7/1/34	1,000,000	1,092,320
5.00%, due 7/1/35	2,000,000	2,180,600
Michigan Finance Authority, Presbyterian Villages Hospital, Revenue Bonds 5.50%, due 11/15/45	1,000,000	1,035,500

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds 7.50%, due 11/1/40	$855,000	$882,736
Michigan Finance Authority, Public School Academy-Detroit, Revenue Bonds
7.00%, due 10/1/31	2,120,000	2,024,240
7.00%, due 10/1/36	1,740,000	1,606,577
Michigan Finance Authority, Public School Academy-Voyageur, Revenue Bonds 5.90%, due 7/15/46 (c)	2,095,000	1,707,634
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	297,091
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	521,835
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,620,722
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	150,000	147,167
Michigan Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,214,266
Michigan Strategic Fund, Events Centre Project, Tax Allocation Series A 4.125%, due 7/1/45 (a)	19,700,000	19,760,479
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series B (zero coupon), due 6/1/52	104,990,000	6,990,234
Series A 6.00%, due 6/1/34	7,370,000	7,413,999
Series A 6.00%, due 6/1/48	23,305,000	23,444,131
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,409,592

		132,529,021

22	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota 0.7%
City of Blaine MN, Senior Housing and Healthcare, Crest View Senior Community, Revenue Bonds Series A 6.125%, due 7/1/45	$3,000,000	$3,028,230
City of Ham Lake MN, Charter School Lease, Parnassus Preparatory School Project, Revenue Bonds Series A 5.00%, due 11/1/47	3,500,000	3,509,590
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 1.52%, due 11/15/35 (a)	4,600,000	4,600,000
City of Rochester MN, Samaritan Bethany, Inc., Revenue Bonds 5.00%, due 8/1/48	2,000,000	2,049,920
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Healtheast Care System, Revenue Bonds
5.00%, due 11/15/29	1,745,000	2,042,941
5.00%, due 11/15/40	1,775,000	2,078,063
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hmong College Preparatory Academy Project, Revenue Bonds Series A 5.75%, due 9/1/46	3,000,000	3,164,070
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,141,660
Minneapolis MN, Charter School Lease, Twin Cities International School Project, Revenue Bonds Series A 5.00%, due 12/1/47 (c)	4,085,000	3,799,295
Minnesota Higher Education Facilities Authority, Augsburg College, Revenue Bonds Series A 5.00%, due 5/1/46	1,350,000	1,431,176

		26,844,945

	Principal Amount	Value
Mississippi 0.0%‡
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	$1,250,000	$1,322,225

Missouri 1.7%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	502,035
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	260,000	257,951
5.50%, due 6/1/29	3,510,000	3,419,021
City of Lee’s Summit MO, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,572,750
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,027,090
Kirkwood Industrial Development Authority, Aberdeen Heights Project, Revenue Bonds Series A 5.25%, due 5/15/50	3,250,000	3,429,270
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,420,000	1,422,670
6.00%, due 5/1/42	2,800,000	2,806,748
Lees Summit MO, Special Obligation Tax, Improvement Summit Fair Project, Tax Allocation 4.875%, due 11/1/37 (c)	2,000,000	1,926,060
Missouri State Health & Educational Facilities Authority, Stars Mercy Health System, Revenue Bonds Series C, Insured: AMBAC 2.87%, due 6/1/31 (a)	40,000,000	40,000,000
Saint Louis MO, Land Clearance Authority, Scottrade Center Project, Revenue Bonds Series A 5.00%, due 4/1/48	3,250,000	3,550,170
St. Louis County Industrial Development Authority, Nazareth Living Center Project, Revenue Bonds 5.125%, due 8/15/45	1,900,000	1,943,320

		61,857,085

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Nebraska 0.1%
Douglas County, Hospital Authority No. 2, Madonna Rehabilitation Hospital, Revenue Bonds 4.00%, due 5/15/33	$2,100,000	$2,119,047
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	3,016,753

		5,135,800

Nevada 0.5%
City of Reno NV, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	1,285,000	460,788
Las Vegas NV, New Convention & Visitors Authority, Revenue Bonds
Series B 4.00%, due 7/1/39	4,710,000	4,793,084
Series B 4.00%, due 7/1/40	4,640,000	4,714,658
Las Vegas Redevelopment Agency, Tax Allocation 5.00%, due 6/15/45	2,750,000	2,994,750
State of Nevada Department of Business & Industry, Somerset Academy of Las Vegas, Revenue Bonds (c)
Series A 5.00%, due 12/15/38	1,000,000	1,020,900
Series A 5.00%, due 12/15/48	3,465,000	3,515,901
State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,185,000	1,133,713

		18,633,794

New Hampshire 0.3%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: ACA (zero coupon), due 1/1/21	2,375,000	2,123,844
Series B, Insured: ACA (zero coupon), due 1/1/26	1,975,000	1,366,917
New Hampshire Health & Education Facilities Authority Act, Kendal at Hanover, Revenue Bonds 5.00%, due 10/1/46	1,800,000	1,915,560

	Principal Amount	Value
New Hampshire (continued)
New Hampshire Health & Education Facilities Authority Act, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	$2,825,000	$3,000,376
New Hampshire Health & Education Facilities Authority, Catholic Medical Center, Revenue Bonds 5.00%, due 7/1/44	3,000,000	3,264,120

		11,670,817

New Jersey 3.3%
City of Atlantic NJ, Unlimited General Obligation Insured: AGM 4.00%, due 11/1/26	805,000	827,693
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds (b)
5.25%, due 9/15/29	4,920,000	5,344,153
5.50%, due 4/1/28	180,000	180,592
Series A 5.625%, due 11/15/30	8,085,000	9,060,293
Series B 5.625%, due 11/15/30	7,000,000	7,844,410
5.75%, due 9/15/27	3,485,000	3,846,046
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds Series A 4.00%, due 7/1/34	1,000,000	978,960
New Jersey Economic Development Authority, Private Activity The Goethals, Revenue Bonds Insured: AGM 5.125%, due 7/1/42 (b)	1,705,000	1,864,469
New Jersey Economic Development Authority, Provident Group-Kean Properties, Revenue Bonds
Series A 5.00%, due 7/1/37	500,000	535,900
Series A 5.00%, due 1/1/50	1,175,000	1,246,111
New Jersey Economic Development Authority, Revenue Bonds (b)
5.125%, due 1/1/34	3,000,000	3,269,280
5.375%, due 1/1/43	2,000,000	2,182,460
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	8,410,000	8,852,029

24	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	$225,000	$224,305
New Jersey Economic Development Authority, Team Academy Charter School Project, Revenue Bonds 6.00%, due 10/1/43	2,055,000	2,261,610
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (b)	2,000,000	2,073,820
New Jersey Educational Facilities Authority, College of St. Elizabeth, Revenue Bonds Series D 5.00%, due 7/1/46	2,190,000	2,194,227
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds
5.75%, due 7/1/37	2,520,000	2,532,550
6.25%, due 7/1/35	2,725,000	2,919,565
New Jersey Health Care Facilities Financing Authority, University Hospital, Revenue Bonds Series A, Insured: AGM 5.00%, due 7/1/46	3,750,000	4,101,037
New Jersey State Economic Development Authority, State Government Buildings Project, Revenue Bonds
Series C 5.00%, due 6/15/42	9,210,000	9,810,216
Series C 5.00%, due 6/15/47	6,000,000	6,366,600
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 12/15/37	1,315,000	1,316,552
New Jersey Turnpike Authority, Revenue Bonds Series E 5.00%, due 1/1/45	8,830,000	9,693,309
South Jersey Port Corp., Revenue Bonds Series B 5.00%, due 1/1/42 (b)	3,250,000	3,478,605

	Principal Amount	Value
New Jersey (continued)
South Jersey Transportation Authority LLC, Revenue Bonds Series A 5.00%, due 11/1/39	$1,000,000	$1,085,890
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/46	6,700,000	7,251,142
Series B 5.00%, due 6/1/46	20,200,000	21,244,744

		122,586,568

New Mexico 0.2%
New Mexico Hospital Equipment Loan Council, Gerald Champion, Revenue Bonds 5.50%, due 7/1/42	7,250,000	7,725,890

New York 7.3%
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (b)(c)	1,500,000	1,603,200
City of New Rochelle NY, Iona College Project, Revenue Bonds Series A 5.00%, due 7/1/45	4,000,000	4,259,640
City of New York NY, Unlimited General Obligation (a)
Subseries J-6 1.58%, due 8/1/24	7,000,000	7,000,000
Subseries E-5 1.59%, due 3/1/48	13,000,000	13,000,000
City of Newburgh NY, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	807,548
Series A 5.00%, due 6/15/26	960,000	1,043,942
Series A 5.50%, due 6/15/31	750,000	819,990
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds
Series A-2 4.50%, due 8/1/36	500,000	456,830
Series A-1 5.00%, due 8/1/46	14,765,000	14,035,904
Metropolitan Transportation Authority, Green, Revenue Bonds Series A1 5.25%, due 11/15/56	10,000,000	11,216,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds Subseries D-2 1.72%, due 11/1/35 (a)	$1,200,000	$1,200,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	2,049,104
Series A-3 5.125%, due 6/1/46	13,155,000	12,841,911
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,503,855
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,771,427
New York City Water & Sewer System, Second General Resolution, Revenue Bonds Series AA-3 1.55%, due 6/15/48 (a)	15,840,000	15,840,000
New York Convention Center Development Corp., Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	9,835,000	2,635,190
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	2,500,000	749,475
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	1,000,000	1,058,130
New York Liberty Development Corp., World Trade Center, Revenue Bonds (c)
Class 1 5.00%, due 11/15/44	2,000,000	2,104,600
Class 2 5.15%, due 11/15/34	4,150,000	4,522,960
Class 2 5.375%, due 11/15/40	6,500,000	7,091,435
Class 3 7.25%, due 11/15/44	10,500,000	12,478,725
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds (c)
5.00%, due 12/1/29	1,000,000	1,103,520
5.00%, due 12/1/30	1,200,000	1,317,408

	Principal Amount	Value
New York (continued)
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/47	$9,000,000	$9,729,990
New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds Insured: AMBAC 4.743%, due 12/1/25 (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority, Revenue Bonds Insured: AMBAC 4.70%, due 3/1/27 (a)	1,480,000	1,480,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (a)
Series A 1.59%, due 5/1/42	17,000,000	17,000,000
Series B 1.59%, due 5/1/42	6,000,000	6,000,000
New York Transportation Development Corp., American Airlines, Inc., Revenue Bonds 5.00%, due 8/1/26 (b)	6,200,000	6,549,122
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Series A 5.00%, due 7/1/41	5,000,000	5,372,200
Series A 5.00%, due 7/1/46	27,500,000	29,468,725
Series A 5.25%, due 1/1/50	5,000,000	5,414,800
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	8,201,325
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,522,078
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	1,500,000	1,600,470
Rockland Tobacco Asset Securitization Corp., Revenue Bonds Series B (zero coupon), due 8/15/50 (c)	13,000,000	1,366,690

26	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	$815,000	$748,545
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,076,000
Suffolk County Industrial Development Agency, Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (c)	2,000,000	1,995,220
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 6.00%, due 6/1/48	1,125,000	1,125,563
Series C 6.625%, due 6/1/44	10,000,000	10,527,700
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds Series A 5.00%, due 1/1/34 (b)	3,010,000	3,225,305
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	1,000,000	1,067,610
Triborough Bridge & Tunnel Authority, Revenue Bonds Series F 1.59%, due 11/1/32 (a)	20,000,000	20,000,000
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	6,793,792

		271,776,429

North Carolina 0.3%
North Carolina Turnpike Authority, Revenue Bonds Series A 5.00%, due 7/1/54	10,000,000	10,871,600

North Dakota 0.7%
Ward County ND, Health Care Facilities, Trinity Health Obligated Group, Revenue Bonds
Series C 5.00%, due 6/1/48	5,000,000	5,342,800
Series C 5.00%, due 6/1/53	18,800,000	19,961,464

		25,304,264

	Principal Amount	Value
Ohio 5.4%
Akron Bath Copley Joint Township Hospital District, Revenue Bonds 5.25%, due 11/15/46	$7,225,000	$7,839,920
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	13,195,000	12,994,964
Series A-2 5.375%, due 6/1/24	7,045,000	7,010,409
Series A-2 5.75%, due 6/1/34	8,575,000	8,524,750
Series A-2 5.875%, due 6/1/30	25,925,000	25,914,889
Series A-2 5.875%, due 6/1/47	6,000,000	6,000,000
Series A-2 6.00%, due 6/1/42	4,880,000	4,879,707
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B (zero coupon), due 6/1/47	240,000,000	18,364,800
Butler County Port Authority, Liberty CTR Project, Revenue Bonds
Series C 5.00%, due 12/1/24	870,000	868,034
Series C 6.00%, due 12/1/43	3,500,000	3,414,950
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
Series A 5.00%, due 12/1/47	6,240,000	6,339,466
7.00%, due 12/1/18 (e)(f)(g)	710,000	128,510
7.35%, due 12/1/31 (e)(f)(g)	6,000,000	1,086,000
County of Cuyahoga OH, Cleveland Orchestra Project, Revenue Bonds Insured: AMBAC 4.00%, due 12/1/28 (a)	5,725,000	5,725,000
County of Cuyahoga OH, MetroHealth System, Revenue Bonds
5.00%, due 2/15/37	5,350,000	5,677,581
5.00%, due 2/15/57	6,750,000	6,987,262
5.25%, due 2/15/47	10,500,000	11,135,985
5.50%, due 2/15/52	2,200,000	2,398,044
5.50%, due 2/15/57	12,300,000	13,350,912
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,762,575
County of Hamilton OH, Life Enriching Communities Project, Revenue Bonds
5.00%, due 1/1/42	1,080,000	1,132,034
5.00%, due 1/1/46	2,090,000	2,219,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Montgomery OH, Premier Health-Miami Valley Hospital, Revenue Bonds (a)
Series E 1.55%, due 11/15/45	$11,990,000	$11,990,000
Series F 1.55%, due 11/15/45	9,870,000	9,870,000
Ohio Higher Educational Facilities Commission, Cleveland Clinic Health System, Revenue Bonds Series B-2 1.61%, due 1/1/39 (a)	4,800,000	4,800,000
Ohio State Air Quality Development Authority Exempt Facilities, Pratt Paper LLC Project, Revenue Bonds 4.50%, due 1/15/48 (b)(c)	4,000,000	4,053,160
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,180,000	1,293,870
Toledo-Lucas County Port Authority, University of Toledo Project, Revenue Bonds
Series A 5.00%, due 7/1/34	1,400,000	1,458,646
Series A 5.00%, due 7/1/39	1,500,000	1,551,480
Series A 5.00%, due 7/1/46	9,790,000	10,098,189

		199,870,717

Oklahoma 2.2%
Norman Regional Hospital Authority, Revenue Bonds
4.00%, due 9/1/37	2,215,000	2,246,298
5.00%, due 9/1/37	3,500,000	3,865,715
Oklahoma Development Finance Authority, Oklahoma University Medicine Project, Revenue Bonds
Series B 5.25%, due 8/15/43	7,000,000	7,725,270
Series B 5.25%, due 8/15/48	13,175,000	14,458,508
Series B 5.50%, due 8/15/52	6,325,000	7,078,561
Series B 5.50%, due 8/15/57	10,000,000	11,120,300

	Principal Amount	Value
Oklahoma (continued)
Oklahoma Development Finance Authority, Provident OK Educational Resources, Inc. Cross Village Student Housing Project, Revenue Bonds
Series A 5.00%, due 8/1/47	$16,850,000	$17,951,147
Series A 5.00%, due 8/1/52	11,665,000	12,336,671
Series A 5.25%, due 8/1/57	3,000,000	3,205,920
Tulsa County Industrial Authority, Montereau, Inc., Project, Revenue Bonds 5.25%, due 11/15/45	1,250,000	1,372,763

		81,361,153

Oregon 0.9%
Astoria Hospital Facilities Authority, Columbia Memorial Hospital, Revenue Bonds 3.50%, due 8/1/42	900,000	759,681
Clackamas County or Hospital Facility Authority, Senior Living-Willamette View Project, Revenue Bonds
Series B 3.00%, due 11/15/22	2,500,000	2,508,200
Series A 5.00%, due 11/15/52	1,500,000	1,605,645
Medford Hospital Facilities Authority, Asante Health System, Revenue Bonds Insured: AGM 3.134%, due 8/15/34 (a)	19,175,000	17,787,305
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,921,778
Oregon State Facilities Authority, College Housing Northwest Project, Revenue Bonds 5.00%, due 10/1/48 (c)	1,560,000	1,609,655
Oregon State Facilities Authority, Samaritan Health Services Project, Revenue Bonds Series A 5.00%, due 10/1/46	3,000,000	3,245,850
Yamhill County Hospital Authority, Friendsview Retirement Community, Revenue Bonds Series A 5.00%, due 11/15/46	1,000,000	1,062,390

		33,500,504

28	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 4.4%
Allegheny County Higher Education Building Authority, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	$1,000,000	$1,156,700
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	3,100,000	3,224,372
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	280,000	295,072
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds (c)	13,900,000	14,770,633
Capital Region Water Sewer, Harrisburg Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,012,540
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds Series A 5.25%, due 10/15/47	3,250,000	3,300,928
Chester County Industrial Development Authority, The Hickman Project, Revenue Bonds 5.25%, due 1/1/37	1,710,000	1,679,938
City of Erie Higher Education Building Authority, Mercyhurst University Project, Revenue Bonds
5.00%, due 9/15/27	820,000	854,366
5.00%, due 9/15/28	860,000	895,630
5.00%, due 9/15/29	175,000	181,186
5.00%, due 9/15/37	4,590,000	4,566,086
City of Harrisburg PA, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 9/15/18	335,000	331,811
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	440,764
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	118,478
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	13,815
Series F, Insured: AMBAC (zero coupon), due 9/15/20	365,000	332,135
Series F, Insured: AMBAC (zero coupon), due 9/15/22	545,000	445,260

	Principal Amount	Value
Pennsylvania (continued)
City of York PA, Unlimited General Obligation 7.25%, due 11/15/41	$280,000	$322,921
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	14,000,000	14,080,500
Crawford County Hospital Authority, Meadville Medical Center Project, Revenue Bonds Series A 6.00%, due 6/1/51	2,230,000	2,282,851
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	309,549
Dauphin County General Authority, Harrisburg University Science Technology Project, Revenue Bonds (c)
5.00%, due 10/15/34	6,000,000	5,821,920
5.125%, due 10/15/41	3,000,000	2,887,050
Delaware County Authority, Cabrini University, Revenue Bonds 5.00%, due 7/1/42	1,405,000	1,497,393
Erie County Hospital Authority, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/23	295,000	295,631
Harrisburg Parking Authority, Revenue Bonds Series T, Insured: XLCA 4.00%, due 5/15/19	65,000	65,046
Huntingdon County General Authority, Aicup Financing Program, Juniata College, Revenue Bonds Series 002 5.00%, due 5/1/46	4,255,000	4,610,378
Montgomery County Higher Education & Health Authority, Philadelphia Presbyterian Homes Project, Revenue Bonds 4.00%, due 12/1/48	2,540,000	2,482,875
Montgomery County Industrial Development Authority, ACTS Retirement—Life Communities, Inc., Revenue Bonds 5.00%, due 11/15/36	5,000,000	5,537,550
Montgomery County Industrial Development Authority, Albert Einstein Healthcare, Revenue Bonds
5.25%, due 1/15/45	6,300,000	6,652,422
5.25%, due 1/15/46	1,000,000	1,055,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
New Wilmington Municipal Authority, Westminster College Project, Revenue Bonds 5.25%, due 5/1/46	$3,700,000	$3,996,259
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,084,113
Pennsylvania Economic Development Financing Authority, American Airlines Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	268,525
Pennsylvania Economic Development Financing Authority, PPL Energy Supply, Revenue Bonds Series C 5.00%, due 12/1/37 (a)	5,500,000	5,530,855
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds
Series A 6.25%, due 9/1/33	1,560,000	1,681,103
Series A 6.50%, due 9/1/38	1,000,000	1,081,480
Pennsylvania Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,036,370
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,093,920
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	2,500,000	2,696,325
5.50%, due 7/15/43	2,400,000	2,576,760
Pennsylvania Turnpike Commission, Revenue Bonds Series C 5.00%, due 12/1/44	16,535,000	18,011,575
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,103,810

	Principal Amount	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Health Activity, Revenue Bonds 6.50%, due 6/1/45	$2,200,000	$2,275,372
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,102,220
Philadelphia Authority for Industrial Development, Senior Living, Wesley Enhanced Living Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/49	3,000,000	3,157,500
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,666,905
Philadelphia Authority for Industrial Development, University of the Arts, Revenue Bonds 5.00%, due 3/15/45 (c)	7,000,000	6,867,700
Pottsville Hospital Authority, Schuylkill Health System Project, Revenue Bonds 5.25%, due 7/1/33 (c)	3,000,000	3,106,950
Scranton Redevelopment Authority, Revenue Bonds Series A 5.00%, due 11/15/28	3,000,000	3,037,320
Scranton-Lackawanna Health & Welfare Authority, Marywood University Project, Revenue Bonds
5.00%, due 6/1/36	1,000,000	1,020,400
5.00%, due 6/1/46	2,625,000	2,613,109
Susquehanna Area Regional Airport Authority , Revenue Bonds Series B 4.00%, due 1/1/33	2,500,000	2,511,525
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,336,056

		162,377,292

Puerto Rico 8.5%
Children’s Trust Fund, Asset-Backed, Revenue Bonds
5.375%, due 5/15/33	5,500,000	5,471,895
5.625%, due 5/15/43	29,480,000	28,302,864
Children’s Trust Fund, Revenue Bonds Series A (zero coupon), due 5/15/50	46,000,000	3,913,220

30	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	$1,475,000	$1,444,379
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	6,300,000	6,311,277
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AMBAC 4.50%, due 7/1/23	1,045,000	1,042,795
Series A, Insured: AGC 5.00%, due 7/1/25	250,000	250,638
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,000,000	5,179,500
Series A, Insured: AGM 5.00%, due 7/1/35	550,000	570,108
Series A, Insured: AGM 5.25%, due 7/1/24	1,000,000	1,059,630
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,386,068
Series A, Insured: NATL-RE 5.50%, due 7/1/18	105,000	105,419
Series A, Insured: AGC 5.50%, due 7/1/18	120,000	120,632
Series A, Insured: AMBAC 5.50%, due 7/1/19	680,000	698,482
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,410,000	5,550,768
Series A, Insured: NATL-RE 5.50%, due 7/1/20	7,240,000	7,508,242
Series A 8.00%, due 7/1/35 (e)(g)	2,090,000	888,250
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/21	2,080,000	1,669,200
Senior Lien-Series A 5.00%, due 7/1/22	4,680,000	3,755,700
Senior Lien-Series A 5.50%, due 7/1/28	4,000,000	3,210,000
Series A 6.00%, due 7/1/44	23,250,000	19,006,875
Senior Lien-Series A 6.00%, due 7/1/47	4,235,000	3,398,587

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AGC 4.50%, due 7/1/36	$6,240,000	$6,240,312
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,408,695
Series A, Insured: AMBAC 5.00%, due 7/1/31	7,765,000	7,586,716
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD 3.30%, due 7/1/19 (e)(g)	100,000	40,750
Series TT 4.20%, due 7/1/19 (e)(g)	100,000	40,750
Series ZZ 4.25%, due 7/1/20 (e)(g)	250,000	101,875
Series CCC 4.375%, due 7/1/22 (e)(g)	115,000	46,863
Series CCC 4.625%, due 7/1/25 (e)(g)	105,000	42,788
Series ZZ 4.75%, due 7/1/27 (e)(g)	80,000	32,600
Series A 4.80%, due 7/1/29 (e)(g)	155,000	63,163
Series DDD 5.00%, due 7/1/21 (e)(g)	95,000	38,713
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	200,000	200,074
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,140,422
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,580,000	4,580,916
Series TT 5.00%, due 7/1/25 (e)(g)	205,000	83,538
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,004,700
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	150,321
Series TT 5.00%, due 7/1/27 (e)(g)	160,000	65,200
Series TT 5.00%, due 7/1/37 (e)(g)	490,000	199,675
Series A 5.00%, due 7/1/42 (e)(g)	630,000	256,725
Series ZZ 5.25%, due 7/1/23 (e)(g)	50,000	20,375
Series AAA 5.25%, due 7/1/26 (e)(g)	70,000	28,525
Series CCC 5.25%, due 7/1/26 (e)(g)	180,000	73,350

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series AAA 5.25%, due 7/1/27 (e)(g)	$150,000	$61,125
Series VV, Insured: NATL-RE 5.25%, due 7/1/30	3,830,000	3,815,752
Series AAA 5.25%, due 7/1/30 (e)(g)	145,000	59,088
Insured: AGM 5.25%, due 7/1/31	15,000,000	16,697,250
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	345,000	340,073
Series WW 5.25%, due 7/1/33 (e)(g)	375,000	152,813
Series XX 5.25%, due 7/1/35 (e)(g)	265,000	107,988
Series WW 5.50%, due 7/1/21 (e)(g)	175,000	71,313
Series WW 5.50%, due 7/1/38 (e)(g)	175,000	71,313
Series A 7.00%, due 7/1/40 (e)(g)	140,000	57,050
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/18	1,610,000	1,599,390
Series N, Insured: AMBAC (zero coupon), due 7/1/20	1,490,000	1,360,385
Insured: AMBAC (zero coupon), due 7/1/27	200,000	120,280
Series A, Insured: NATL-RE 4.75%, due 7/1/38	725,000	661,577
Series A, Insured: AGM 4.75%, due 7/1/38	650,000	650,455
Insured: NATL-RE 5.00%, due 7/1/22	310,000	310,239
Insured: AGC 5.00%, due 7/1/23	2,870,000	2,878,524
Insured: NATL-RE 5.00%, due 7/1/28	460,000	453,923
Series N, Insured: AMBAC 5.25%, due 7/1/30	3,680,000	3,699,062
Series N, Insured: AMBAC 5.25%, due 7/1/31	9,295,000	9,300,112
Series CC, Insured: AGM 5.25%, due 7/1/32	4,480,000	4,989,286
Series N, Insured: NATL-RE 5.25%, due 7/1/33	7,350,000	7,210,350
Series CC, Insured: AGM 5.25%, due 7/1/36	1,850,000	2,046,266

	Principal Amount	Value
Puerto Rico (continued)
♦Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series L, Insured: AMBAC 5.25%, due 7/1/38	$1,035,000	$1,007,438
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	2,245,000	2,482,274
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	7,745,167
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	5,010,000	5,122,675
Series CC, Insured: AGM 5.50%, due 7/1/31	465,000	529,310
Series CC, Insured: AGC 5.50%, due 7/1/31	3,450,000	3,927,135
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	4,915,314
Series C, Insured: AMBAC 5.50%, due 7/1/23	1,460,000	1,523,320
Series C, Insured: AMBAC 5.50%, due 7/1/25	12,105,000	12,605,542
Series C, Insured: AMBAC 5.50%, due 7/1/26	7,395,000	7,683,183
Series C, Insured: AMBAC 5.50%, due 7/1/28	12,400,000	12,819,368
Series A 8.25%, due 5/1/17 (c)(e)(f)(g)	7,100,000	2,999,750
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/27	2,530,000	2,535,414
Series A, Insured: AGM 5.00%, due 8/1/30	720,000	721,094
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,046,380
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,084,445
Series M-3, Insured: NATL-RE 6.00%, due 7/1/23	1,295,000	1,374,526
Puerto Rico Public Buildings Authority, Revenue Bonds
Series G, Insured: AGC 4.75%, due 7/1/32	270,000	270,113
Insured: AGC 5.25%, due 7/1/33	680,000	682,339
Series D, Insured: AMBAC 5.45%, due 7/1/31	305,000	305,027

32	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/40	$8,970,000	$2,356,329
Series A, Insured: NATL-RE (zero coupon), due 8/1/41	58,750,000	14,598,200
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	10,000,000	2,344,200
Series A, Insured: NATL-RE (zero coupon), due 8/1/43	73,465,000	16,281,313
Series A, Insured: NATL-RE (zero coupon), due 8/1/44	11,035,000	2,320,440
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	5,790,000	1,156,437
Series A, Insured: NATL-RE (zero coupon), due 8/1/46	1,100,000	207,658
Series A, Insured: AGM 5.00%, due 8/1/40	6,990,000	7,112,325
Series C, Insured: AGM 5.125%, due 8/1/42	4,000,000	4,112,280

		315,874,185

Rhode Island 0.5%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: AGC (zero coupon), due 9/1/24	1,735,000	1,318,791
Series A, Insured: AGC (zero coupon), due 9/1/26	685,000	473,582
Series A, Insured: AGC (zero coupon), due 9/1/29	1,835,000	1,093,660
Series A, Insured: AGC (zero coupon), due 9/1/30	1,835,000	1,038,555
Series A, Insured: AGC (zero coupon), due 9/1/32	1,500,000	761,190
Series A, Insured: AGC (zero coupon), due 9/1/34	1,000,000	451,430
Series A, Insured: AGC (zero coupon), due 9/1/35	360,000	154,008
Series A, Insured: AGC (zero coupon), due 9/1/36	470,000	190,425
Rhode Island Health & Educational Building Corp., Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/39	1,250,000	1,343,163
Rhode Island Health & Educational Building Corp., Public Schools Financing Project, Revenue Bonds Insured: AMBAC 5.00%, due 5/15/21	65,000	65,138

	Principal Amount	Value
Rhode Island (continued)
♦Tobacco Settlement Financing Corp., Revenue Bonds Series A (zero coupon), due 6/1/52	$94,920,000	$10,769,623

		17,659,565

South Carolina 0.4%
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman, Revenue Bonds 5.25%, due 11/15/52	7,000,000	7,403,340
South Carolina Public Service Authority, Revenue Bonds Series E 5.25%, due 12/1/55	7,500,000	8,169,000

		15,572,340

South Dakota 0.1%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	3,150,000	3,407,701

Tennessee 0.5%
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	6,500,000	6,924,840
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project, Revenue Bonds Series A 5.00%, due 10/1/45	11,910,000	12,797,414

		19,722,254

Texas 4.2%
Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation, Revenue Bonds 5.00%, due 7/15/41	3,000,000	3,190,590
Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Revenue Bonds 1.62%, due 11/1/25 (a)	3,300,000	3,300,000
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	877,970
(zero coupon), due 1/1/33	315,000	172,973
(zero coupon), due 1/1/34	3,275,000	1,710,500
(zero coupon), due 1/1/35	3,700,000	1,835,903

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Central Texas Regional Mobility Authority, Revenue Bonds (continued)
(zero coupon), due 1/1/36	$2,000,000	$946,580
(zero coupon), due 1/1/39	3,500,000	1,438,395
5.00%, due 1/1/33	1,225,000	1,323,086
5.00%, due 1/1/42	2,340,000	2,503,238
6.75%, due 1/1/41	7,500,000	8,367,600
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/37	1,150,000	1,247,877
Series C 5.00%, due 8/15/42	10,850,000	11,722,557
City of Houston TX , Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (b)	6,400,000	6,934,464
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,944,670
6.00%, due 8/15/43	3,500,000	3,975,650
Clifton Higher Education Finance Corp., Revenue Bonds Series A 5.00%, due 12/1/45	2,500,000	2,675,100
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,454,490
Grand Parkway Transportation Corp., 1st Tier Toll, Revenue Bonds Series A 5.50%, due 4/1/53	600,000	673,788
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital, Revenue Bonds (a)
Subseries C-1 1.62%, due 12/1/24	6,800,000	6,800,000
Series C-2 1.62%, due 12/1/27	5,000,000	5,000,000
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,803,405
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	952,857
Series A 5.00%, due 6/1/38	1,960,000	2,069,525

	Principal Amount	Value
Texas (continued)
Harris County Health Facilities Development Corp., Methodist Hospital System, Revenue Bonds Series A-2 1.62%, due 12/1/41 (a)	$2,000,000	$2,000,000
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	1,060,000	352,100
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	321,620
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	758,918
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	433,290
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	471,267
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	135,200
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	808,865
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	93,580
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	406,027
Series A, Insured: AGM (zero coupon), due 11/15/34	1,535,000	759,687
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	783,257
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	505,046
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	36,815,000	13,926,746
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	516,594
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	587,850
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	207,480
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,174,330
New Hope Cultural Education Facilities Corp., Jubilee Academic Center Project, Revenue Bonds Series A 5.125%, due 8/15/47 (c)	2,085,000	2,061,439

34	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Corp., Stephenville Tarleton State, Revenue Bonds Series A 6.00%, due 4/1/45	$3,550,000	$3,870,352
North East Texas Regional Mobility Authority, Revenue Bonds
Series B 5.00%, due 1/1/41	6,000,000	6,516,060
Series B 5.00%, due 1/1/46	2,650,000	2,868,731
North Texas Education Finance Corp., Uplift Education, Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,061,125
Red River Educational Finance Corp., Houston Baptist University Project, Revenue Bonds 5.50%, due 10/1/46	2,000,000	2,185,580
San Juan Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,101,640
Tarrant County Cultural Education Facilities Finance Corp., Barton Creek Senior Living CTR, Revenue Bonds 5.00%, due 11/15/40	1,500,000	1,562,055
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/26	3,500,000	3,831,380
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds Senior Lien 6.75%, due 6/30/43 (b)	11,500,000	13,278,245
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,381,994
7.50%, due 6/30/33	750,000	833,243
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	5,050,000	5,431,729
Texas Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	400,000	401,056

	Principal Amount	Value
Texas (continued)
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	$1,000,000	$1,120,590

		157,668,294

U.S. Virgin Islands 1.6%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	15,000,000	10,462,500
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 4.00%, due 10/1/22	2,065,000	1,729,437
Series B 5.00%, due 10/1/19	3,500,000	3,228,750
Series C 5.00%, due 10/1/22	8,505,000	6,931,575
Series B 5.00%, due 10/1/25	2,500,000	1,937,500
Series B 5.25%, due 10/1/29	2,820,000	2,171,400
Subseries A 6.00%, due 10/1/39	790,000	537,200
Series A 6.625%, due 10/1/29	3,105,000	2,266,650
Series A 6.75%, due 10/1/19	1,080,000	942,300
Series A 6.75%, due 10/1/37	10,810,000	7,810,225
Virgin Islands Public Finance Authority, Revenue Bonds
Series C 5.00%, due 10/1/20	2,000,000	1,540,000
Series C 5.00%, due 10/1/30	9,270,000	6,465,825
Series A 5.00%, due 10/1/34	2,600,000	1,813,500
Series C 5.00%, due 10/1/39	6,130,000	4,214,375
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds Senior Lien-Series B 5.00%, due 10/1/25	6,700,000	5,376,750
Virgin Islands Water & Power Authority-Electric System, Revenue Bonds Series A 5.00%, due 7/1/31	1,145,000	712,763

		58,140,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Utah 0.3%
Utah Charter School Finance Authority, Da Vinci Academy, Revenue Bonds 7.75%, due 3/15/39	$700,000	$806,372
Utah Infrastructure Agency, Telecomunication, Revenue Bonds
Series A 5.00%, due 10/15/32	5,000,000	5,518,600
Series A 5.00%, due 10/15/34	2,385,000	2,612,434
Series A 5.00%, due 10/15/40	3,000,000	3,253,830

		12,191,236

Vermont 0.1%
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds Series A, Insured: AGC 4.75%, due 8/15/36	500,000	508,635
Vermont Student Assistance Corp., Education Loan, Revenue Bonds Subseries B 4.50%, due 6/15/45 (b)	3,500,000	3,461,955

		3,970,590

Virginia 2.1%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds 5.00%, due 7/1/46	8,450,000	9,279,959
Henrico County Economic Development Authority, Residential Care Facility, Revenue Bonds Series C 5.00%, due 12/1/47	2,200,000	2,325,114
Newport News Economic Development Authority, LifeSpire, Revenue Bonds 5.00%, due 12/1/38	2,575,000	2,687,090
Tobacco Settlement Financing Corp., Convertible-Senior, Revenue Bonds Senior Lien-Series B2 5.20%, due 6/1/46	2,000,000	2,001,040
♦Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	19,515,000	19,319,850
Virginia College Building Authority, Marymount University Project, Revenue Bonds Series B 5.00%, due 7/1/45 (c)	1,945,000	2,039,060

	Principal Amount	Value
Virginia (continued)
Virginia Small Business Financing Authority, Elizabeth River Crossing, Revenue Bonds Senior Lien 5.50%, due 1/1/42 (b)	$10,000,000	$10,885,400
Virginia Small Business Financing Authority, Express Lanes LLC, Revenue Bonds Senior Lien 5.00%, due 1/1/40 (b)	10,000,000	10,627,900
Virginia Small Business Financing Authority, Transform I-66 P3 Project, Revenue Bonds 5.00%, due 12/31/56 (b)	17,000,000	18,278,740
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 1.57%, due 7/1/30 (a)	65,000	65,000

		77,509,153

Washington 0.8%
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,032,700
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (b)	1,825,000	1,987,936
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	7,305,820
Washington Higher Educational Facilities Authority, Whitworth University Project, Revenue Bonds Series A 5.00%, due 10/1/40	3,000,000	3,254,820
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,091,560
Whidbey Island Public Hospital District, Unlimited General Obligation
5.375%, due 12/1/39	9,920,000	10,455,680
5.50%, due 12/1/33	2,070,000	2,210,325

		29,338,841

West Virginia 0.2%
Glenville State College, Board of Governors, Revenue Bonds 5.25%, due 6/1/47	4,000,000	3,869,080

36	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
West Virginia (continued)
Monongalia County Commission Special District, University Town Center, Revenue Bonds Series A 5.50%, due 6/1/37 (c)	$4,000,000	$4,114,960

		7,984,040

Wisconsin 1.8%
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds (c)
Series A 5.00%, due 6/1/36	750,000	754,425
Series A 5.125%, due 6/1/48	1,625,000	1,637,220
Public Finance Authority, Cullowhee LLC, Revenue Bonds 5.25%, due 7/1/47	2,000,000	2,114,700
Public Finance Authority, FFAH North Carolina & Missouri Portfolio, Revenue Bonds
Series A 4.75%, due 12/1/35	1,150,000	1,195,966
Series A 5.00%, due 12/1/45	3,200,000	3,345,600
Series A 5.15%, due 12/1/50	2,250,000	2,359,170
Public Finance Authority, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,154,230
Public Finance Authority, Guilford College, Revenue Bonds 5.50%, due 1/1/47	4,000,000	4,217,480
Public Finance Authority, National Gypsum Co., Revenue Bonds (b)
4.00%, due 8/1/35	4,000,000	3,878,400
5.25%, due 4/1/30	10,500,000	11,225,865
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,342,238
5.875%, due 4/1/45	6,650,000	7,138,841
Public Finance Authority, Senior-Obligation Group, Revenue Bonds Series B 5.00%, due 7/1/42 (b)	10,000,000	10,564,100
Public Finance Authority, Whitestone-Retirement Facilities 1st Mortgage, Revenue Bonds 5.00%, due 3/1/52 (c)	1,800,000	1,905,966

	Principal Amount	Value
Wisconsin (continued)
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (b)(c)	$1,670,000	$1,682,174
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44 (c)	1,400,000	1,500,576
Village of Warrens WI, Unlimited General Obligation 4.70%, due 12/1/19	120,000	113,267
Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Revenue Bonds Series B 1.56%, due 7/15/28 (a)	6,300,000	6,300,000
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds 5.375%, due 2/1/48	4,400,000	4,579,784

		67,010,002

Wyoming 0.0%‡
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	539,785
Wyoming Community Development Authority, Revenue Bonds 6.50%, due 7/1/43	930,000	988,720

		1,528,505

Total Municipal Bonds (Cost $3,515,094,819)		3,656,735,878

	Shares
Closed-End Funds 0.1%
Massachusetts 0.1%
Deutsche Municipal Income Trust	124,496	1,375,681
MFS Municipal Income Trust	98,613	641,971
Pioneer Municipal High Income Trust	84,969	955,901

Total Closed-End Funds (Cost $3,158,027)		2,973,553

Total Investments (Cost $3,518,252,846)	98.5%	3,659,709,431
Other Assets, Less Liabilities	1.5	56,405,258
Net Assets	100.0%	$3,716,114,689

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

(b)	Interest on these securities was subject to alternative minimum tax.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(e)	Issue in non-accrual status.

(f)	Illiquid security—As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $4,214,260, which represented 0.1% of the Fund’s net assets.

(g)	Issue in default.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(1,212)	June 2018	$(145,153,057)	$(144,985,500)	$167,557
United States Treasury Long Bond	(248)	June 2018	(35,955,628)	(35,673,250)	282,378

			$(181,108,685)	$(180,658,750)	$449,935

1.	As of April 30, 2018, cash in the amount of $1,624,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$3,656,735,878	$—	$3,656,735,878
Closed-End Funds	2,973,553	—	—	2,973,553

Total Investments in Securities	2,973,553	3,656,735,878	—	3,659,709,431

Other Financial Instruments			—
Futures Contracts (b)	449,935	—	—	449,935

Total Investments in Securities and Other Financial Instruments	$3,423,488	$3,656,735,878	$—	$3,660,159,366

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

38	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,518,252,846)	$3,659,709,431
Cash	12,437,937
Cash collateral on deposit at broker for futures contracts	1,624,000
Receivables:
Dividends and interest	45,491,084
Fund shares sold	16,561,701
Other assets	162,119

Total assets	3,735,986,272

Liabilities
Payables:
Investment securities purchased	7,299,054
Fund shares redeemed	6,378,297
Manager (See Note 3)	1,628,450
NYLIFE Distributors (See Note 3)	525,348
Variation margin on futures contracts	298,752
Transfer agent (See Note 3)	117,404
Professional fees	65,540
Shareholder communication	60,225
Custodian	6,788
Trustees	5,488
Dividend payable	3,470,351
Accrued expenses	15,886

Total liabilities	19,871,583

Net assets	$3,716,114,689

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$300,928
Additional paid-in capital	3,557,213,037

3,557,513,965
Distributions in excess of net investment income	(92,374)
Accumulated net realized gain (loss) on investments and futures transactions	16,786,578
Net unrealized appreciation (depreciation) on investments and futures contracts	141,906,520

Net assets	$3,716,114,689

Class A
Net assets applicable to outstanding shares	$1,013,814,110

Shares of beneficial interest outstanding	82,091,209

Net asset value per share outstanding	$12.35
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.93

Investor Class
Net assets applicable to outstanding shares	$3,662,682

Shares of beneficial interest outstanding	296,966

Net asset value per share outstanding	$12.33
Maximum sales charge (4.50% of offering price)	0.58

Maximum offering price per share outstanding	$12.91

Class C
Net assets applicable to outstanding shares	$389,832,890

Shares of beneficial interest outstanding	31,642,562

Net asset value and offering price per share outstanding	$12.32

Class I
Net assets applicable to outstanding shares	$2,308,805,007

Shares of beneficial interest outstanding	186,897,443

Net asset value and offering price per share outstanding	$12.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$84,878,171
Dividends	134,225
Other income	10,384

Total income	85,022,780

Expenses
Manager (See Note 3)	9,351,269
Distribution/Service—Class A (See Note 3)	1,143,809
Distribution/Service—Investor Class (See Note 3)	4,310
Distribution/Service—Class C (See Note 3)	1,951,321
Transfer agent (See Note 3)	902,116
Professional fees	109,202
Registration	107,621
Shareholder communication	72,923
Trustees	37,500
Custodian	7,077
Miscellaneous	57,863

Total expenses	13,745,011

Net investment income (loss)	71,277,769

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	12,302,624
Futures transactions	7,020,138

Net realized gain (loss) on investments and futures transactions	19,322,762

Net change in unrealized appreciation (depreciation) on:
Investments	(9,471,329)
Futures contracts	(1,344,217)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,815,546)

Net realized and unrealized gain (loss) on investments and futures transactions	8,507,216

Net increase (decrease) in net assets resulting from operations	$79,784,985

40	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$71,277,769	$119,843,788
Net realized gain (loss) on investments and futures transactions	19,322,762	(1,255,979)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,815,546)	(31,416,951)

Net increase (decrease) in net assets resulting from operations	79,784,985	87,170,858

Dividends and distributions to shareholders:
From net investment income:
Class A	(18,564,904)	(33,110,259)
Investor Class	(69,720)	(177,656)
Class C	(6,422,449)	(12,501,876)
Class I	(46,220,696)	(74,054,024)

	(71,277,769)	(119,843,815)

From net realized gain on investments:
Class A	—	(416,080)
Investor Class	—	(2,330)
Class C	—	(199,226)
Class I	—	(679,211)

	—	(1,296,847)

Total dividends and distributions to shareholders	(71,277,769)	(121,140,662)

Capital share transactions:
Net proceeds from sale of shares	818,597,195	1,875,349,746
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	53,219,963	91,732,038
Cost of shares redeemed	(539,720,711)	(1,258,578,015)

Increase (decrease) in net assets derived from capital share transactions	332,096,447	708,503,769

Net increase (decrease) in net assets	340,603,663	674,533,965

Net Assets
Beginning of period	3,375,511,026	2,700,977,061

End of period	$3,716,114,689	$3,375,511,026

Distributions in excess of net investment income at end of period	$(92,374)	$(92,374)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.32	$12.52	$12.04	$11.93	$10.90	$11.92

Net investment income (loss)	0.25	0.49	0.49	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments	0.03	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.28	0.30	1.00	0.62	1.55	(0.46)

Less dividends and distributions:
From net investment income	(0.25)	(0.49)	(0.49)	(0.51)	(0.52)	(0.53)
From net realized gain on investments	—	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.25)	(0.50)	(0.52)	(0.51)	(0.52)	(0.56)

Net asset value at end of period	$12.35	$12.32	$12.52	$12.04	$11.93	$10.90

Total investment return (a)	2.28%	2.48%	8.43%	5.27%	14.59%	(4.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%††	3.99%	3.91%	4.21%	4.57%	4.53%
Net expenses	0.86%††	0.87%	0.87%	0.87%	0.87%	0.87%
Expenses (before waiver/reimbursement)	0.86%††	0.87%	0.87%	0.88%	0.88%	0.90%
Portfolio turnover rate	15%	34%	41%	31%	67%	95%
Net assets at end of period (in 000’s)	$1,013,814	$882,736	$874,512	$600,590	$468,486	$379,277

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.30	$12.50	$12.02	$11.91	$10.89	$11.90

Net investment income (loss)	0.25	0.49	0.49	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments	0.03	(0.19)	0.51	0.11	1.02	(0.98)

Total from investment operations	0.28	0.30	1.00	0.61	1.54	(0.45)

Less dividends and distributions:
From net investment income	(0.25)	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
From net realized gain on investments	—	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.25)	(0.50)	(0.52)	(0.50)	(0.52)	(0.56)

Net asset value at end of period	$12.33	$12.30	$12.50	$12.02	$11.91	$10.89

Total investment return (a)	2.27%	2.45%	8.42%	5.24%	14.48%	(3.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%††	3.98%	3.90%	4.20%	4.60%	4.55%
Net expenses	0.89%††	0.90%	0.90%	0.89%	0.89%	0.89%
Expenses (before waiver/reimbursement)	0.89%††	0.90%	0.90%	0.90%	0.90%	0.92%
Portfolio turnover rate	15%	34%	41%	31%	67%	95%
Net assets at end of period (in 000’s)	$3,663	$3,483	$4,249	$3,216	$2,305	$2,298

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

42	MainStay MacKay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.29	$12.49	$12.01	$11.90	$10.87	$11.89

Net investment income (loss)	0.20	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investments	0.03	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.23	0.20	0.90	0.52	1.47	(0.55)

Less dividends and distributions:
From net investment income	(0.20)	(0.39)	(0.39)	(0.41)	(0.44)	(0.44)
From net realized gain on investments	—	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.20)	(0.40)	(0.42)	(0.41)	(0.44)	(0.47)

Net asset value at end of period	$12.32	$12.29	$12.49	$12.01	$11.90	$10.87

Total investment return (a)	1.89%	1.69%	7.61%	4.46%	13.74%	(4.81%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%††	3.22%	3.14%	3.44%	3.79%	3.77%
Net expenses	1.64%††	1.65%	1.65%	1.64%	1.64%	1.64%
Expenses (before waiver/reimbursement)	1.64%††	1.65%	1.65%	1.65%	1.65%	1.67%
Portfolio turnover rate	15%	34%	41%	31%	67%	95%
Net assets at end of period (in 000’s)	$389,833	$395,042	$401,279	$296,930	$254,392	$185,486

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.32	$12.52	$12.04	$11.93	$10.90	$11.92

Net investment income (loss)	0.26	0.52	0.52	0.54	0.55	0.56
Net realized and unrealized gain (loss) on investments	0.03	(0.19)	0.51	0.11	1.03	(0.99)

Total from investment operations	0.29	0.33	1.03	0.65	1.58	(0.43)

Less dividends and distributions:
From net investment income	(0.26)	(0.52)	(0.52)	(0.54)	(0.55)	(0.56)
From net realized gain on investments	—	(0.01)	(0.03)	—	—	(0.03)

Total dividends and distributions	(0.26)	(0.53)	(0.55)	(0.54)	(0.55)	(0.59)

Net asset value at end of period	$12.35	$12.32	$12.52	$12.04	$11.93	$10.90

Total investment return (a)	2.41%	2.74%	8.70%	5.53%	14.88%	(3.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.31%††	4.21%	4.16%	4.47%	4.75%	4.79%
Net expenses	0.61%††	0.62%	0.62%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement)	0.61%††	0.62%	0.62%	0.63%	0.63%	0.65%
Portfolio turnover rate	15%	34%	41%	31%	67%	95%
Net assets at end of period (in 000’s)	$2,308,805	$2,094,251	$1,420,936	$919,245	$834,406	$401,943

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay High Yield Municipal Bond Fund (formerly known as MainStay High Yield Municipal Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

44	MainStay MacKay High Yield Municipal Bond Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

45

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these

46	MainStay MacKay High Yield Municipal Bond Fund

transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of its portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2018, 76.0% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to

47

Notes to Financial Statements (Unaudited) (continued)

help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$449,935	$449,935

Total Fair Value		$449,935	$449,935

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$7,020,138	$7,020,138

Total Realized Gain (Loss)		$7,020,138	$7,020,138

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,344,217)	$(1,344,217)

Total Change in Unrealized Appreciation (Depreciation)		$(1,344,217)	$(1,344,217)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(159,194,214)	$(159,194,214)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; 0.53% from $3 billion to $5 billion; and 0.52% in excess of $5 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 0.54%.

Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $9,351,269.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the

48	MainStay MacKay High Yield Municipal Bond Fund

calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $48,341 and $2,149, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $58,163, $7 and $18,573, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$227,648
Investor Class	1,233
Class C	139,532
Class I	533,703

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$3,518,441,374	$184,536,312	$(43,268,255)	$141,268,057

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $553,504 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$554	$—

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$4,912,127
Exempt Interest Dividends	114,932,601
Long-Term Capital Gain	1,295,934
Total	$121,140,662

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

49

Notes to Financial Statements (Unaudited) (continued)

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $772,918 and $510,488, respectively.

Note 9—Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	20,009,823	$246,559,478
Shares issued to shareholders in reinvestment of dividends and distributions	1,283,911	15,818,408
Shares redeemed	(10,866,576)	(133,950,417)

Net increase (decrease) in shares outstanding before conversion	10,427,158	128,427,469
Shares converted into Class A (See Note 1)	26,954	329,841
Shares converted from Class A (See Note 1)	(7,023)	(84,951)

Net increase (decrease)	10,447,089	$128,672,359

Year ended October 31, 2017:
Shares sold	32,181,160	$392,471,018
Shares issued to shareholders in reinvestment of dividends and distributions	2,250,689	27,505,035
Shares redeemed	(27,591,050)	(335,364,037)

Net increase (decrease) in shares outstanding before conversion	6,840,799	84,612,016
Shares converted into Class A (See Note 1)	238,958	2,952,054
Shares converted from Class A (See Note 1)	(5,295,711)	(63,491,461)

Net increase (decrease)	1,784,046	$24,072,609

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	68,836	$846,676
Shares issued to shareholders in reinvestment of dividends and distributions	5,497	67,625
Shares redeemed	(28,220)	(347,421)

Net increase (decrease) in shares outstanding before conversion	46,113	566,880
Shares converted into Investor Class (See Note 1)	(5,205)	(65,659)
Shares converted from Investor Class (See Note 1)	(26,998)	(329,841)

Net increase (decrease)	13,910	$171,380

Year ended October 31, 2017:
Shares sold	188,852	$2,305,466
Shares issued to shareholders in reinvestment of dividends and distributions	13,999	170,803
Shares redeemed	(59,747)	(728,594)

Net increase (decrease) in shares outstanding before conversion	143,104	1,747,675
Shares converted into Investor Class (See Note 1)	39,330	482,185
Shares converted from Investor Class (See Note 1)	(239,306)	(2,952,054)

Net increase (decrease)	(56,872)	$(722,194)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,351,090	$28,922,265
Shares issued to shareholders in reinvestment of dividends and distributions	393,774	4,839,353
Shares redeemed	(3,242,283)	(39,859,517)

Net increase (decrease)	(497,419)	$(6,097,899)

Year ended October 31, 2017:
Shares sold	6,944,915	$84,528,800
Shares issued to shareholders in reinvestment of dividends and distributions	763,554	9,303,674
Shares redeemed	(7,702,992)	(93,485,276)

Net increase (decrease)	5,477	$347,198

50	MainStay MacKay High Yield Municipal Bond Fund

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	43,974,105	$542,268,776
Shares issued to shareholders in reinvestment of dividends and distributions	2,637,181	32,494,577
Shares redeemed	(29,651,478)	(365,563,356)

Net increase (decrease) in shares outstanding before conversion	16,959,808	209,199,997
Shares converted into Class I (See Note 1)	12,205	150,610

Net increase (decrease)	16,972,013	$209,350,607

Year ended October 31, 2017:
Shares sold	114,864,176	$1,396,044,462
Shares issued to shareholders in reinvestment of dividends and distributions	4,466,797	54,752,526
Shares redeemed	(68,143,992)	(829,000,108)

Net increase (decrease) in shares outstanding before conversion	51,186,981	621,796,880
Shares converted into Class I (See Note 1)	5,256,313	63,009,276

Net increase (decrease)	56,443,294	$684,806,156

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

51

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (now known as the MainStay MacKay High Yield Municipal Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

52	MainStay MacKay High Yield Municipal Bond Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

53

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the

MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The

54	MainStay MacKay High Yield Municipal Bond Fund

Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board also considered its discussions with representatives from New York Life Investments regarding the management fee and total net expenses paid by the Fund. The Board noted that, following discussions with the Board, New York Life Investments had proposed an additional management fee breakpoint for the Fund, effective February 28, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

55

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

56	MainStay MacKay High Yield Municipal Bond Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738288 MS126-18	MSMHY10-06/18 (NYLIM) NL0F5

MainStay MacKay International Opportunities Fund

(Formerly known as MainStay International Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9/28/2007	–6.94 –1.52%	2.70 8.67%	4.26 5.45%	2.11 2.68%	1.73 1.73%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.01 –1.60	2.54 8.51	4.15 5.33	1.98 2.55	1.86 1.86
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/28/2007	–2.83 –1.86	6.71 7.71	4.55 4.55	1.78 1.78	2.59 2.59
Class I Shares	No Sales Charge		9/28/2007	–1.38	8.86	5.74	2.92	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above if any changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations (if any), without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[3]	3.41%	14.51%	5.90%	2.43%
Morningstar Foreign Large Value Category Average[4]	2.56	12.40	4.92	1.84

3.	The MSCI EAFE® Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Foreign Large Value Category Average is representative of funds invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$984.80	$8.02	$1,016.70	$8.15	1.63%

Investor Class Shares	$1,000.00	$984.00	$8.41	$1,016.30	$8.55	1.71%

Class C Shares	$1,000.00	$981.40	$12.09	$1,012.60	$12.28	2.46%

Class I Shares	$1,000.00	$986.20	$6.80	$1,018.00	$6.90	1.38%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Country Composition as of April 30, 2018 (Unaudited)

Japan	22.1%
United Kingdom	12.0
Germany	8.5
France	8.2
Australia	7.0
Switzerland	7.1
Netherlands	5.1
Italy	4.5
Hong Kong	4.4
Spain	3.7
United States	2.4
Norway	2.3
Singapore	1.8
Sweden	1.6
Austria	1.4

Denmark	1.4%
Israel	1.4
China	0.9
Finland	0.9
Russia	0.6
Portugal	0.5
Belgium	0.4
South Africa	0.4
New Zealand	0.2
Colombia	0.1
Malta	0.1
Luxembourg	0.0 ‡
Other Assets, Less Liabilities	1.2
Investments Sold Short	–0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Novartis A.G., Registered

2.	Roche Holding A.G.

3.	Nestle S.A., Registered

4.	TOTAL S.A.

5.	Royal Dutch Shell PLC, Class A
6.	Sony Corp.

7.	AXA S.A.

8.	Enel S.p.A.

9.	Koninklijke Ahold Delhaize N.V.

10.	Societe Generale S.A.

Top Five Short Positions as of April 30, 2018 (Unaudited)

1.	iShares MSCI EAFE ETF

2.	Ezion Holdings, Ltd.

3.	Anxin-China Holdings, Ltd.

4.	Boshiwa International Holding, Ltd.

5.	Virgin Australia International Holdings Pty, Ltd.

8	MainStay MacKay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Ping Wang, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay International Opportunities Fund returned –1.52% for Class A shares, –1.60% for Investor Class shares and –1.86% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned –1.38%. For the six months ended April 30, 2018, all share classes underperformed the 3.41% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. During the same period, all share classes underperformed the 2.56% return of the Morningstar Foreign Large Value Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay International Opportunities Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, stock selection was the main reason why the Fund underperformed relative to the MSCI EAFE® Index. The valuation factor, a key component of the Fund’s stock-selection metrics, had weak efficacy in Europe and Japan during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the MSCI EAFE® Index during the reporting period were materials, telecommunication services and consumer staples. (Contributions take weightings and total returns into account.) Over the same period, the sectors that detracted the most from the Fund’s relative performance were information technology, industrials and energy.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were automobile manufacturer Fiat Chrysler, financial services company Old Mutual and steel producer and mining company Evraz. The stocks that made the weakest contributions to the Fund’s absolute performance were financial technology company Flow Traders, British online supermarket Ocado Group and ship manufacturer Yangzijang Shipbuilding.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund did not make any significant purchases or sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the most substantial increases in the Fund’s sector weightings relative to the MSCI EAFE® Index were in materials and health care. Over the same period, the most substantial decreases in the Fund’s sector weightings relative to the Index were in industrials and telecommunication services.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the MSCI EAFE® Index in the materials financials sectors. As of the same date, the Fund held underweight sector positions relative to the Index in real estate and consumer staples.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on the Morningstar Foreign Large Value Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 95.9%†
Australia 7.0%
Appen, Ltd. (IT Services) (a)	316,183	$2,272,259
Ausdrill, Ltd. (Metals & Mining)	547,360	1,141,813
Australia & New Zealand Banking Group, Ltd. (Banks)	16,503	332,314
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels) (a)	1,541,102	1,814,998
Bellamy’s Australia, Ltd. (Food Products) (b)	12,973	175,559
BHP Billiton PLC (Metals & Mining)	108,971	2,309,918
BHP Billiton, Ltd. (Metals & Mining) (a)	66,322	1,543,849
Bravura Solutions, Ltd. (Software)	207,582	453,566
Commonwealth Bank of Australia (Banks)	8,890	479,037
Computershare, Ltd. (IT Services)	104,784	1,333,156
CSL, Ltd. (Biotechnology)	9,931	1,268,088
CSR, Ltd. (Construction Materials)	148,179	626,886
Estia Health, Ltd. (Health Care Providers & Services)	237,414	632,959
FlexiGroup, Ltd. (Consumer Finance)	87,141	134,576
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure) (c)	109,669	4,602,297
Fortescue Metals Group, Ltd. (Metals & Mining)	1,617,806	5,532,749
Genworth Mortgage Insurance Australia, Ltd. (Thrifts & Mortgage Finance) (c)	631,746	1,102,277
GWA Group, Ltd. (Building Products)	592,693	1,710,105
Kogan.com, Ltd. (Internet & Direct Marketing Retail) (c)	157,385	910,076
Macquarie Group, Ltd. (Capital Markets)	14,279	1,159,780
Mineral Resources, Ltd. (Metals & Mining)	355,742	4,769,483
Monadelphous Group, Ltd. (Construction & Engineering)	27,891	336,844
Nine Entertainment Co. Holdings, Ltd. (Media)	2,634,942	4,654,008
OZ Minerals, Ltd. (Metals & Mining)	633,980	4,399,744
Sandfire Resources NL (Metals & Mining)	129,513	770,446
Seven Group Holdings, Ltd. (Trading Companies & Distributors) (c)	330,394	4,513,696
Telstra Corp., Ltd. (Diversified Telecommunication Services)	101,052	240,916
Westpac Banking Corp. (Banks)	26,273	564,360
Whitehaven Coal, Ltd. (Oil, Gas & Consumable Fuels)	1,373,269	4,729,443

		54,515,202

Austria 1.4%
AT&S Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	65,032	1,603,636
FACC A.G. (Aerospace & Defense) (b)	40,765	1,005,894
OMV A.G. (Oil, Gas & Consumable Fuels)	22,914	1,418,998

	Shares	Value
Austria (continued)
Raiffeisen Bank International A.G. (Banks) (b)	160,895	$5,409,778
S&T A.G. (Technology Hardware, Storage & Peripherals)	29,094	750,282
UNIQA Insurance Group A.G. (Insurance) (a)	17,134	204,924
Vienna Insurance Group A.G. (Insurance)	5,306	172,335

		10,565,847

Belgium 0.4%
UCB S.A. (Pharmaceuticals)	46,431	3,498,962

China 0.9%
BOC Hong Kong Holdings, Ltd. (Banks)	372,500	1,923,997
Goodbaby International Holdings, Ltd. (Leisure Products)	168,000	106,557
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	5,419,700	4,732,199

		6,762,753

Colombia 0.1%
Millicom International Cellular S.A. (Wireless Telecommunication Services)	11,608	773,041

Denmark 1.4%
H. Lundbeck A/S (Pharmaceuticals)	99,633	5,791,323
Matas A/S (Specialty Retail)	49,842	574,362
Novo Nordisk A/S, Class B (Pharmaceuticals)	4,097	192,358
Pandora A/S (Textiles, Apparel & Luxury Goods)	26,819	2,980,250
Per Aarsleff Holding A/S (Construction & Engineering)	3,859	144,590
Scandinavin Tobacco Group A/S (Tobacco) (d)	918	15,344
Spar Nord Bank A/S (Banks)	8,901	101,647
Topdanmark A/S (Insurance)	25,063	1,177,931

		10,977,805

Finland 0.9%
Finnair OYJ (Airlines)	154,786	2,106,212
Fortum OYJ (Electric Utilities)	73,189	1,685,268
Stora Enso OYJ, Class R (Paper & Forest Products)	68,232	1,347,829
UPM-Kymmene OYJ (Paper & Forest Products)	63,083	2,250,260

		7,389,569

France 8.2%
Alstom S.A. (Machinery)	68,631	3,111,266
♦AXA S.A. (Insurance) (a)	303,548	8,677,197
Cie Generale des Etablissements Michelin SCA (Auto Components)	1,028	144,264
CNP Assurances (Insurance) (c)	48,460	1,238,916
Eiffage S.A. (Construction & Engineering)	34,059	4,045,153
Electricite de France S.A. (Electric Utilities)	265,634	3,713,979

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.
∎	Among the Fund’s 5 largest short positions as of April 30, 2018. May be subject to change daily.

10	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
France (continued)
Engie S.A. (Multi-Utilities)	107,230	$1,879,270
Eramet (Metals & Mining) (b)	22,221	3,852,340
Klepierre S.A. (Equity Real Estate Investment Trusts)	6,483	264,962
LVMH Moet Hennessy Louis Vuitton S.E. (Textiles, Apparel & Luxury Goods)	458	159,420
Mersen S.A. (Electrical Equipment)	20,656	969,064
Metropole Television S.A. (Media)	17,061	419,019
Natixis S.A. (Capital Markets)	690,712	5,647,896
Neopost S.A. (Technology Hardware, Storage & Peripherals)	7,328	197,724
Rallye S.A. (Food & Staples Retailing) (c)	150	2,333
Renault S.A. (Automobiles)	37,676	4,076,367
♦Societe Generale S.A. (Banks)	127,535	6,985,732
♦TOTAL S.A. (Oil, Gas & Consumable Fuels)	144,913	9,100,013
Trigano S.A. (Leisure Products)	10,977	2,066,649
Ubisoft Entertainment S.A. (Software) (b)	39,351	3,750,410
Unibail-Rodamco S.E. (Equity Real Estate Investment Trusts)	5,369	1,285,335
Vilmorin & Cie S.A. (Food Products)	912	64,284
Vinci S.A. (Construction & Engineering) (c)	24,957	2,492,041

		64,143,634

Germany 7.5%
Allianz S.E., Registered (Insurance)	29,501	6,978,949
CANCOM S.E. (IT Services)	9,998	1,175,901
Covestro A.G. (Chemicals) (d)	63,285	5,751,333
Deutsche Lufthansa A.G., Registered (Airlines)	182,952	5,330,056
Deutsche Pfandbriefbank A.G. (Thrifts & Mortgage Finance) (d)	219,293	3,549,158
Deutz A.G. (Machinery)	63,952	618,820
Dr. Hoenle A.G. (Electrical Equipment)	1,366	118,121
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	22,585	2,299,898
Leoni A.G. (Auto Components)	15,760	987,467
OHB S.E. (Aerospace & Defense)	5,237	232,647
ProSiebenSat.1 Media S.E. (Media)	156,878	5,698,966
PVA TePla A.G. (Semiconductors & Semiconductor Equipment) (b)	14,053	265,378
RIB Software S.E. (Software)	14,067	371,423
SAP S.E. (Software)	7,587	845,635
Siemens A.G., Registered (Industrial Conglomerates)	5,428	690,495
Siltronic A.G. (Semiconductors & Semiconductor Equipment)	25,882	4,154,352
Sixt S.E. (Road & Rail)	25,595	3,008,264
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment)	33,978	2,094,225
TUI A.G. (Hotels, Restaurants & Leisure)	268,819	6,062,670

	Shares	Value
Germany (continued)
Uniper S.E. (Independent Power & Renewable Electricity Producers)	195,414	$6,046,636
Volkswagen A.G. (Automobiles)	5,546	1,134,367
Wacker Neuson S.E. (Machinery)	28,016	900,050

		58,314,811

Hong Kong 4.4%
AIA Group, Ltd. (Insurance)	719,600	6,424,712
Chow Tai Fook Jewellery Group, Ltd. (Specialty Retail)	1,107,600	1,425,705
CK Asset Holdings, Ltd. (Real Estate Management & Development)	303,500	2,616,378
CLP Holdings, Ltd. (Electric Utilities)	84,000	869,655
First Pacific Co., Ltd. (Diversified Financial Services)	1,864,000	957,109
Get Nice Financial Group, Ltd. (Capital Markets)	516,000	83,220
Giordano International, Ltd. (Specialty Retail)	1,062,000	651,260
Haitong International Securities Group, Ltd. (Capital Markets)	3,240,000	1,886,086
Lifestyle International Holdings, Ltd. (Multiline Retail)	110,500	206,892
Link REIT (Equity Real Estate Investment Trusts)	175,500	1,550,580
Luk Fook Holdings International, Ltd. (Specialty Retail)	1,000	4,181
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	1,443,000	5,345,295
Melco Resorts & Entertainment, Ltd., ADR (Hotels, Restaurants & Leisure)	19,200	599,232
Shun Tak Holdings, Ltd. (Industrial Conglomerates)	1,570,000	646,387
Singamas Container Holdings, Ltd. (Machinery)	3,296,000	525,629
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	22,000	353,172
WH Group, Ltd. (Food Products) (d)	5,252,500	5,444,989
Xinyi Glass Holdings, Ltd. (Auto Components)	1,468,000	2,119,387
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	777,000	2,205,315

		33,915,184

Israel 1.4%
Bank Hapoalim B.M. (Banks)	142,373	971,919
Bank Leumi Le-Israel B.M. (Banks)	979,280	5,772,424
El Al Israel Airlines (Airlines)	996,833	286,519
Harel Insurance Investments & Financial Services, Ltd. (Insurance)	187,305	1,359,982
Israel Corp., Ltd. (Chemicals)	8,363	1,634,655
Oil Refineries, Ltd. (Oil, Gas & Consumable Fuels)	1,972,671	853,072
Partner Communications Co., Ltd. (Wireless Telecommunication Services) (b)	39,085	161,211

		11,039,782

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Italy 4.3%
Anima Holding S.p.A. (Capital Markets) (d)	251,344	$1,805,871
ASTM S.p.A. (Transportation Infrastructure)	63,661	1,750,997
Banca Farmafactoring S.p.A (Diversified Financial Services) (d)	42,080	262,978
El.En. S.p.A. (Health Care Equipment & Supplies)	64,050	2,522,212
Enav S.p.A (Transportation Infrastructure) (d)	43,210	235,320
♦Enel S.p.A. (Electric Utilities)	1,318,271	8,349,861
Falck Renewables S.p.A. (Independent Power & Renewable Electricity Producers)	647,590	1,565,923
Fincantieri S.p.A. (Machinery) (b)	1,329,010	2,093,375
Geox S.p.A. (Textiles, Apparel & Luxury Goods) (c)	31,078	104,547
Intesa Sanpaolo S.p.A. (Banks)	1,317,818	5,010,067
La Doria S.p.A. (Food Products)	26,058	380,345
Maire Tecnimont S.p.A. (Construction & Engineering) (c)	705,955	3,587,647
Poste Italiane S.p.A. (Insurance) (d)	260,785	2,547,047
Prima Industrie S.p.A. (Machinery)	15,095	748,914
Societa Cattolica di Assicurazioni S.C. (Insurance)	249,103	2,652,252

		33,617,356

Japan 22.1%
Aeon Fantasy Co., Ltd. (Hotels, Restaurants & Leisure)	25,400	1,334,831
Aisin Seiki Co., Ltd. (Auto Components)	18,000	976,973
Arata Corp. (Distributors)	1,100	65,112
Arisawa Manufacturing Co., Ltd. (Electronic Equipment, Instruments & Components)	35,800	340,610
Asahi Diamond Industrial Co., Ltd. (Machinery)	164,700	1,570,376
Asahi Glass Co., Ltd. (Building Products)	39,000	1,617,738
Aska Pharmaceutical Co., Ltd. (Pharmaceuticals)	13,400	204,066
Astellas Pharma, Inc. (Pharmaceuticals)	217,900	3,193,345
Brother Industries, Ltd. (Technology Hardware, Storage & Peripherals)	133,000	2,854,325
Chubu Shiryo Co., Ltd. (Food Products)	19,700	443,445
Chugoku Electric Power Co., Inc. (Electric Utilities)	118,200	1,477,731
Daito Pharmaceutical Co., Ltd. (Pharmaceuticals)	13,500	462,617
Daiwa House Industry Co., Ltd. (Real Estate Management & Development)	155,600	5,701,486
Eisai Co., Ltd. (Pharmaceuticals)	44,000	2,943,170
Electric Power Development Co., Ltd. (Independent Power & Renewable Electricity Producers)	112,700	3,056,895
en-japan, Inc. (Professional Services)	79,600	3,727,595

	Shares	Value
Japan (continued)
Espec Corp. (Electronic Equipment, Instruments & Components)	1,000	$23,508
Fancl Corp. (Personal Products)	32,200	1,262,353
FCC Co., Ltd. (Auto Components)	13,500	382,411
Feed One Co., Ltd. (Food Products)	10,300	22,958
Foster Electric Co., Ltd. (Household Durables)	130,000	3,037,017
FUJI SOFT, Inc. (Software)	11,500	445,092
Furuya Metal Co., Ltd. (Semiconductors & Semiconductor Equipment)	3,000	132,949
Futaba Industrial Co., Ltd. (Auto Components)	107,700	857,041
H-ONE Co., Ltd. (Auto Components)	32,200	389,876
Hamakyorex Co., Ltd. (Road & Rail)	11,700	407,978
Hitachi Construction Machinery Co., Ltd. (Machinery) (a)	72,100	2,617,227
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	701,000	5,122,451
Hosiden Corp. (Electronic Equipment, Instruments & Components)	162,300	1,944,107
Hosokawa Micron Corp. (Machinery)	11,800	778,439
Iida Group Holdings Co., Ltd. (Household Durables)	70,400	1,377,580
Ishihara Sangyo Kaisha, Ltd. (Chemicals) (b)	137,000	1,574,532
Jaccs Co., Ltd. (Consumer Finance)	14,900	337,788
Jafco Co., Ltd. (Capital Markets)	30,200	1,327,086
Japan Display, Inc. (Electronic Equipment, Instruments & Components) (b)	153,500	202,965
Japan Post Holdings Co., Ltd. (Insurance)	524,000	6,366,988
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	44,100	290,202
Jeol, Ltd. (Health Care Equipment & Supplies)	97,000	831,598
Juki Corp. (Machinery)	6,300	91,599
JVC Kenwood Corp. (Household Durables)	565,100	1,966,908
Kanamoto Co., Ltd. (Trading Companies & Distributors)	7,300	249,787
Kansai Electric Power Co., Inc. (Electric Utilities)	29,500	411,839
Kasai Kogyo Co., Ltd. (Auto Components)	28,200	396,237
Keihin Corp. (Auto Components)	57,900	1,135,044
KLab, Inc. (Software)	34,500	589,901
Kobe Steel, Ltd. (Metals & Mining)	253,800	2,608,022
Kurabo Industries, Ltd. (Textiles, Apparel & Luxury Goods)	8,000	26,391
Kyokuto Kaihatsu Kogyo Co., Ltd. (Machinery)	1,800	28,541
Marubeni Corp. (Trading Companies & Distributors)	817,700	6,158,323
Maruwa Co., Ltd. (Electronic Equipment, Instruments & Components)	59,700	4,903,675
Medipal Holdings Corp. (Health Care Providers & Services)	15,100	324,455
Meiko Electronics Co., Ltd. (Electronic Equipment, Instruments & Components) (c)	116,300	1,965,146

12	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Japan (continued)
Mitsubishi Gas Chemical Co., Inc. (Chemicals)	105,200	$2,472,990
Mitsubishi Logisnext Co., Ltd. (Machinery)	42,500	366,989
Mixi, Inc. (Internet Software & Services)	146,100	4,815,906
Monex Group, Inc. (Capital Markets) (c)	993,000	5,661,459
Namura Shipbuilding Co., Ltd. (Machinery)	6,800	42,059
Nanto Bank, Ltd. (Banks)	13,000	361,301
Nexon Co., Ltd. (Software) (a)(b)	322,000	4,683,049
NH Foods, Ltd. (Food Products)	5,000	218,721
Nichiban Co., Ltd. (Commercial Services & Supplies)	12,500	399,059
NichiiGakkan Co. (Health Care Providers & Services)	19,200	198,511
Nikkiso Co., Ltd. (Health Care Equipment & Supplies)	86,700	984,868
Nippon Chemi-Con Corp. (Electronic Equipment, Instruments & Components)	31,900	734,166
Nippon Koei Co., Ltd. (Construction & Engineering)	5,100	149,866
Nippon Soda Co., Ltd. (Chemicals)	185,000	1,064,839
Nippon Systemware Co., Ltd. (Software)	4,000	89,033
Nisshin Oillio Group, Ltd. (Food Products)	1,300	37,437
Nittetsu Mining Co., Ltd. (Metals & Mining)	6,500	396,906
Nojima Corp. (Specialty Retail)	28,700	710,074
Nomura Holdings, Inc. (Capital Markets)	960,100	5,535,824
Noritake Co., Ltd. (Machinery)	14,500	618,838
Paramount Bed Holdings Co., Ltd. (Health Care Equipment & Supplies)	7,500	372,994
Rengo Co., Ltd. (Containers & Packaging)	99,500	853,344
Ricoh Co., Ltd. (Technology Hardware, Storage & Peripherals)	346,600	3,386,436
Round One Corp. (Hotels, Restaurants & Leisure)	194,100	2,822,475
Sala Corp. (Oil, Gas & Consumable Fuels)	21,000	130,703
Sanei Architecture Planning Co., Ltd. (Household Durables)	39,100	659,834
Sanken Electric Co., Ltd. (Semiconductors & Semiconductor Equipment)	227,000	1,444,717
Sanyo Denki Co., Ltd. (Electrical Equipment)	7,100	612,442
SBI Holdings, Inc. (Capital Markets)	57,800	1,459,964
SEED Co. Ltd (Health Care Equipment & Supplies) (c)	20,000	1,343,872
Shibaura Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	1,300	62,060
Shin-etsu Polymer Co., Ltd. (Chemicals)	7,700	72,694
Shindengen Electric Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	29,900	1,867,130
Showa Corp. (Auto Components)	43,000	643,681
Showa Denko K.K. (Chemicals)	113,400	3,784,522
Sodick Co., Ltd. (Machinery)	42,600	526,750

	Shares	Value
Japan (continued)
SoftBank Group Corp. (Wireless Telecommunication Services)	2,700	$209,319
♦Sony Corp. (Household Durables) (a)	176,400	8,687,283
Sumitomo Chemical Co., Ltd. (Chemicals)	248,000	1,425,049
Sumitomo Corp. (Trading Companies & Distributors)	253,500	4,562,376
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	327,200	5,964,891
Sumitomo Mitsui Financial Group, Inc. (Banks) (a)	156,600	6,499,731
Sumitomo Seika Chemicals Co., Ltd. (Chemicals)	1,900	90,983
Systena Corp. (Software)	2,100	79,697
Tachi-S Co., Ltd. (Auto Components)	1,900	34,472
Tachibana Eletech Co., Ltd. (Electronic Equipment, Instruments & Components)	12,100	231,375
Takasago Thermal Engineering Co., Ltd. (Building Products)	15,000	284,480
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	16,900	710,471
Tokai Carbon Co., Ltd. (Chemicals)	155,000	1,941,611
TOMONY Holdings, Inc. (Banks)	62,000	277,086
Tosoh Corp. (Chemicals)	137,200	2,433,934
Towa Bank, Ltd. (Banks)	47,000	627,562
Towa Pharmaceutical Co., Ltd. (Pharmaceuticals)	3,400	215,926
Toyo Tanso Co., Ltd. (Electrical Equipment)	11,700	342,893
Toyota Motor Corp. (Automobiles)	64,300	4,211,829
Unipres Corp. (Auto Components)	48,600	1,140,991
Universal Entertainment Corp. (Leisure Products)	3,900	184,739
World Holdings Co., Ltd. (Professional Services)	6,100	221,803
Yokogawa Bridge Holdings Corp. (Construction & Engineering)	59,600	1,301,000
Yurtec Corp. (Construction & Engineering)	18,000	157,138

		171,980,481

Luxembourg 0.0%‡
RTL Group S.A. (Media)	641	52,723

Malta 0.1%
Catena Media PLC (Internet Software & Services) (b)	33,508	450,149

Netherlands 5.1%
ABN AMRO Group N.V. (Banks) (d)	202,958	6,293,611
Arcadis N.V. (Construction & Engineering)	15,113	296,546
ASR Nederland N.V. (Insurance)	3,886	183,220
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	44,347	3,059,888
EXOR N.V. (Diversified Financial Services)	79,934	5,906,484

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Heineken Holding N.V. (Beverages)	5,532	$560,448
♦Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	293,688	7,080,046
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	16,385	691,687
Pharming Group N.V. (Biotechnology) (b)(c)	1,192,699	1,911,546
Philips Lighting N.V. (Electrical Equipment) (d)	78,547	2,386,956
Randstad N.V. (Professional Services)	11,839	760,420
♦Royal Dutch Shell PLC, Class A (Oil, Gas & Consumable Fuels)	257,030	8,933,756
SBM Offshore N.V. (Energy Equipment & Services)	101,588	1,701,276

		39,765,884

New Zealand 0.2%
Air New Zealand, Ltd. (Airlines)	513,406	1,177,162
Summerset Group Holdings, Ltd. (Health Care Providers & Services)	54,197	262,349
Synlait Milk, Ltd. (Food Products) (b)	30,991	217,163

		1,656,674

Norway 2.3%
Atea ASA (IT Services) (b)	38,966	578,851
Austevoll Seafood ASA (Food Products)	226,047	2,720,888
B2Holding ASA (Consumer Finance)	173,442	432,865
BW Offshore, Ltd. (Energy Equipment & Services) (b)	292,010	1,584,795
DNO ASA (Oil, Gas & Consumable Fuels) (b)	1,032,063	1,915,886
Grieg Seafood ASA (Food Products)	289,260	3,095,557
Kvaerner ASA (Energy Equipment & Services) (b)	36,800	77,081
Leroy Seafood Group ASA (Food Products)	93,057	681,077
Norway Royal Salmon ASA (Food Products)	34,132	806,788
Ocean Yield ASA (Energy Equipment & Services)	16,093	138,289
Odfjell Drilling, Ltd. (Energy Equipment & Services) (b)	12,476	55,165
SpareBank 1 SMN (Banks)	35,291	353,357
SpareBank 1 SR-Bank ASA (Banks)	81,633	806,041
Telenor ASA (Diversified Telecommunication Services)	139,856	3,093,138
TGS NOPEC Geophysical Co. ASA (Energy Equipment & Services)	39,022	1,232,717

		17,572,495

Portugal 0.5%
Altri SGPS S.A. (Paper & Forest Products)	94,829	683,134
CTT-Correios de Portugal S.A. (Air Freight & Logistics)	404,764	1,493,113
Mota-Engil SGPS S.A. (Construction & Engineering)	319,355	1,378,339

		3,554,586

	Shares	Value
Russia 0.6%
Evraz PLC (Metals & Mining)	782,544	$4,924,622

Singapore 1.8%
Asian Pay Television Trust (Media)	871,200	322,141
Best World International, Ltd. (Personal Products)	1,343,700	1,506,765
Chip Eng Seng Corp., Ltd. (Construction & Engineering)	914,500	685,750
DBS Group Holdings, Ltd. (Banks)	18,100	418,131
Genting Singapore PLC (Hotels, Restaurants & Leisure)	4,751,900	4,203,145
Hi-P International, Ltd. (Electronic Equipment, Instruments & Components)	1,066,500	1,318,728
Oversea-Chinese Banking Corp., Ltd. (Banks)	113,100	1,167,202
UMS Holdings, Ltd. (Semiconductors & Semiconductor Equipment)	1,340,800	1,078,386
Venture Corp., Ltd. (Electronic Equipment, Instruments & Components)	213,400	3,337,781

		14,038,029

South Africa 0.4%
Mediclinic International PLC (Health Care Providers & Services)	333,035	3,066,644

Spain 3.7%
Banco Santander S.A. (Banks)	137,388	885,835
eDreams ODIGEO S.A. (Internet & Direct Marketing Retail) (b)	23,344	106,460
Enagas S.A. (Oil, Gas & Consumable Fuels)	198,356	5,768,165
Ence Energia y Celulosa S.A. (Paper & Forest Products)	514,055	3,969,028
Grifols S.A. (Biotechnology)	199,110	5,572,084
Iberdrola S.A. (Electric Utilities)	51,516	397,136
NH Hoteles S.A. (Hotels, Restaurants & Leisure)	54,122	416,842
Papeles y Cartones de Europa S.A. (Containers & Packaging)	68,682	1,325,841
Repsol S.A. (Oil, Gas & Consumable Fuels)	359,181	6,837,014
Telefonica S.A. (Diversified Telecommunication Services)	336,084	3,421,859

		28,700,264

Sweden 1.6%
Betsson AB (Hotels, Restaurants & Leisure) (b)	128,980	919,310
Boliden AB (Metals & Mining)	94,176	3,273,758
Essity AB, Class B (Household Products)	31,729	803,226
JM AB (Household Durables)	69,356	1,374,905
Lifco AB (Industrial Conglomerates)	3,299	119,926
Mycronic A.B. (Electronic Equipment, Instruments & Components) (c)	55,006	629,783
Nobina A.B. (Road & Rail) (d)	74,156	488,055

14	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Sweden (continued)
Nolato AB, Class B (Industrial Conglomerates)	13,393	$1,008,267
Peab AB (Construction & Engineering)	111,259	987,749
SAS AB (Airlines) (b)	189,730	472,171
Scandic Hotels Group A.B. (Hotels, Restaurants & Leisure) (d)	27,654	272,218
Swedish Orphan Biovitrum A.B (Biotechnology) (b)	55,971	1,205,256
Tele2 AB, Class B (Wireless Telecommunication Services)	34,739	451,547
THQ Nordic A.B. (Software) (b)	30,461	516,809

		12,522,980

Switzerland 7.1%
Adecco Group A.G., Registered (Professional Services)	77,306	5,116,698
Bobst Group S.A., Registered (Machinery)	7,208	767,967
Ferrexpo PLC (Metals & Mining)	1,100,106	3,551,399
Glencore PLC (Metals & Mining)	84,860	408,540
Julius Baer Group, Ltd. (Capital Markets)	12,611	748,671
Kardex A.G., Registered (Machinery) (b)	1,245	174,498
Leonteq A.G. (Capital Markets) (b)	34,346	1,905,490
♦Nestle S.A., Registered (Food Products) (a)	138,563	10,712,174
♦Novartis A.G., Registered (Pharmaceuticals) (a)	183,181	14,089,581
Oriflame Holding A.G. (Personal Products)	17,018	806,729
♦Roche Holding A.G. (Pharmaceuticals) (a)	59,840	13,276,208
Schweizerische Nationalbank, Registered (Diversified Financial Services)	60	407,649
Swissquote Group Holding S.A., Registered (Capital Markets)	19,883	1,118,912
Zurich Insurance Group A.G. (Insurance)	5,682	1,812,508

		54,897,024

United Kingdom 12.0%
Anglo American PLC (Metals & Mining)	297,399	6,979,764
Berkeley Group Holdings PLC (Household Durables)	65,342	3,658,870
Bovis Homes Group PLC (Household Durables)	105,561	1,793,085
BP PLC (Oil, Gas & Consumable Fuels)	689,951	5,097,608
British American Tobacco PLC (Tobacco)	38,321	2,105,825
BT Group PLC (Diversified Telecommunication Services)	319,687	1,094,550
Coca-Cola European Partners PLC (Beverages)	122,400	4,798,080
Computacenter PLC (IT Services)	89,717	1,558,378
Direct Line Insurance Group PLC (Insurance)	249,400	1,282,535
Dixons Carphone PLC (Specialty Retail)	355,800	989,685
EI Group PLC (Hotels, Restaurants & Leisure) (b)	184,496	326,551
Forterra PLC (Construction Materials) (d)	57,343	248,336
Galliford Try PLC (Construction & Engineering)	89,610	1,130,083
Games Workshop Group PLC (Leisure Products)	23,207	775,353

	Shares	Value
United Kingdom (continued)
Genel Energy PLC (Oil, Gas & Consumable Fuels) (b)(c)	99,789	$290,808
HSBC Holdings PLC (Banks) (a)	559,619	5,577,529
Imperial Brands PLC (Tobacco)	65,184	2,327,542
International Consolidated Airlines Group S.A. (Airlines)	753,055	6,483,729
J.D. Wetherspoon PLC (Hotels, Restaurants & Leisure)	79,038	1,263,669
Kingfisher PLC (Specialty Retail)	628,688	2,619,187
Legal & General Group PLC (Insurance)	1,091,628	4,048,722
Lloyds Banking Group PLC (Banks)	4,817,324	4,281,604
Marks & Spencer Group PLC (Multiline Retail)	414,210	1,634,040
Morgan Sindall Group PLC (Construction & Engineering)	18,510	318,730
N Brown Group PLC (Internet & Direct Marketing Retail)	174,879	492,295
Next PLC (Multiline Retail)	87,774	6,323,861
OneSavings Bank PLC (Thrifts & Mortgage Finance)	297,235	1,621,856
PageGroup PLC (Professional Services)	34,365	253,232
Persimmon PLC (Household Durables)	138,436	5,166,454
Pets at Home Group PLC (Specialty Retail)	491,201	1,032,155
Redrow PLC (Household Durables)	355,119	3,062,116
Rio Tinto, Ltd. (Metals & Mining)	19,935	1,193,781
Royal Mail PLC (Air Freight & Logistics)	616,305	4,922,091
Softcat PLC (IT Services)	70,630	668,171
Tesco PLC (Food & Staples Retailing)	994,607	3,225,846
Unilever N.V., CVA (Personal Products)	1,229	70,111
Unilever PLC (Personal Products)	35,345	1,980,676
Vesuvius PLC (Machinery)	85,614	692,255
Virgin Money Holdings UK PLC (Banks)	124,623	477,255
Wm Morrison Supermarkets PLC (Food & Staples Retailing)	297,399	993,683
WPP PLC (Media)	18,749	321,099

		93,181,200

United States 0.5%
Sims Metal Management, Ltd. (Metals & Mining)	361,843	4,388,027

Total Common Stocks (Cost $705,917,578)		746,265,728

Preferred Stocks 1.2%
Germany 1.0%
Draegerwerk A.G. & Co. KGaA 0.75% (Health Care Equipment & Supplies)	404	29,758
Porsche Automobil Holding S.E. 1.44% (Automobiles)	72,899	6,215,901
Schaeffler A.G. 3.80% (Auto Components)	90,342	1,401,367

		7,647,026

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Preferred Stocks (continued)
Italy 0.2%
Intesa Sanpaolo S.p.A. (Banks)	328,814	$1,303,328

Total Preferred Stocks (Cost $9,344,641)		8,950,354

	Principal Amount
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $14,547,370 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $15,425,000 and a Market Value of $14,841,750) (Capital Markets)	$14,547,071	14,547,071

Total Short-Term Investment (Cost $14,547,071)		14,547,071

Total Investments, Before Investments Sold Short (Cost $729,809,290)	99.0%	769,763,153

	Shares
Investments Sold Short (0.2%) Common Stocks Sold Short (0.1%)
Australia (0.0%)‡
Jacana Minerals, Ltd. (Metals & Mining) (b)(e)(f)(g)	(26,409)	(2)
∎ Virgin Australia International Holdings Pty, Ltd. (Airlines) (b)(e)(f)(g)	(444,108)	(33)

		(35)

China (0.0%)‡
∎ Boshiwa International Holding, Ltd. (Specialty Retail) (b)(e)(f)(g)	(86,000)	(2,739)

Hong Kong (0.0%)‡
∎ Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (b)(e)(f)(g)	(1,608,000)	(20,488)

Singapore (0.1%)
∎ Ezion Holdings, Ltd. (Energy Equipment & Services) (b)	(3,342,700)	(305,028)

Total Common Stocks Sold Short (Proceeds $1,121,912)		(328,290)

	Shares	Value
Exchange-Traded Funds Sold Short (0.1%)
United States (0.1%)
∎ iShares MSCI EAFE ETF (Capital Markets)	(14,988)	$(1,060,251)

Total Exchange-Traded Funds Sold Short (Proceeds $1,062,300)		(1,060,251)

Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (b)(e)(f)(g)	(19,159)	(3)

Total Rights Sold Short (Proceeds $0)		(3)

Warrants Sold Short (0.0%)‡
Singapore (0.0%)‡
Ezion Holdings, Ltd. (Energy Equipment & Services) (b)(e)(f)	(2,005,620)	(12,554)

Total Warrants Sold Short (Proceeds $0)		(12,554)

Total Investments Sold Short (Proceeds $2,184,212)		(1,401,098)

Total Investments, Net of Investments Sold Short (Cost $727,625,078)	98.8%	768,362,055
Other Assets, Less Liabilities	1.2	9,716,002
Net Assets	100.0%	$778,078,057

‡	Less than one-tenth of a percent.

(a)	Represents a security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(K)).

(b)	Non-income producing security.

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $19,059,507 and the Fund received non-cash collateral in the amount of $20,170,432 (See Note 2(O)).

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Fair valued security - Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $(35,819), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Illiquid security - As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $(35,819), which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

16	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2018 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Australia
Citigroup	Altura Mining, Ltd.	1 Month LIBOR BBA minus 6.95%	11/26/2018	Monthly	$(1,444)	$98,183
Citigroup	Ardent Leisure Group	1 Month LIBOR BBA minus 1.00%	11/26/2018	Monthly	(2,102)	93,251
Citigroup	Blackmores, Ltd.	1 Month LIBOR BBA minus 6.50%	11/26/2018	Monthly	(192)	29,988
Citigroup	Clean TeQ Holdings, Ltd	1 Month LIBOR BBA minus 13.34%	11/26/2018	Monthly	(1,872)	584,382
Citigroup	Galaxy Resources Ltd.	1 Month LIBOR BBA minus 8.50%	11/26/2018	Monthly	(926)	119,225
Citigroup	Global Geoscience Ltd.	1 Month LIBOR BBA minus 6.76%	11/26/2018	Monthly	(367)	39,119
Citigroup	Invocare, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(941)	99,113
Citigroup	Kidman Resources Ltd.	1 Month LIBOR BBA minus 13.00%	11/26/2018	Monthly	(1,036)	18,452
Citigroup	Liquefied Natural Gas, Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(169)	13,502
Citigroup	Metals X, Ltd.	1 Month LIBOR BBA minus 2.57%	11/26/2018	Monthly	(466)	55,556
Citigroup	Myer Holdings Ltd.	1 Month LIBOR BBA minus 0.94%	11/26/2018	Monthly	(373)	175,095
Citigroup	Nanosonics, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(3,392)	497,942
Citigroup	Seven West Media, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(817)	82,837
Citigroup	Syrah Resources, Ltd.	1 Month LIBOR BBA minus 4.36%	11/26/2018	Monthly	(1,064)	144,475
Citigroup	Vocus Group, Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	(3,566)	500,782
Citigroup	Wesfarmers, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	7,416	215,358
Citigroup	Wisetech Global, Ltd.	1 Month LIBOR BBA minus 1.48%	11/26/2018	Monthly	(2,597)	154,959

Austria
Citigroup	Lenzing A.G.	1 Month LIBOR BBA minus 0.41%	11/21/2018	Monthly	(1,615)	70,441
Citigroup	Zumtobel Group A.G.	1 Month LIBOR BBA minus 0.85%	11/21/2018	Monthly	(1,003)	174,620

Belgium
Citigroup	Euronav N.V.	1 Month LIBOR BBA minus 2.36%	11/21/2018	Monthly	(2,234)	105,240
Citigroup	Ion Beam Applications	1 Month LIBOR BBA minus 10.00%	11/21/2018	Monthly	(2,243)	658,620
Citigroup	Kinepolis Group N.V.	1 Month LIBOR BBA minus 0.50%	11/21/2018	Monthly	(578)	4,035
Citigroup	Nyrstar N.V.	1 Month LIBOR BBA minus 2.50%	11/21/2018	Monthly	(1,554)	102,904

Denmark
Citigroup	ALK-Abello A/S	1 Month LIBOR BBA minus 0.45%	11/21/2018	Monthly	(3,211)	278,920
Citigroup	Bavarian Nordic A/S	1 Month LIBOR BBA minus 0.41%	11/21/2018	Monthly	(3,371)	487,904
Citigroup	Zealand Pharma A/S	1 Month LIBOR BBA minus 10.89%	11/21/2018	Monthly	(270)	8,022

France
Citigroup	Chargeurs S.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(479)	23,076
Citigroup	DBV Technologies S.A.	1 Month LIBOR BBA minus 2.13%	11/21/2018	Monthly	(2,419)	112,987
Citigroup	Peugeot S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,909	406,643
Citigroup	Showroomprivé	1 Month LIBOR BBA minus 10.51%	11/21/2018	Monthly	(547)	154,081
Citigroup	Tarkett S.A.	1 Month LIBOR BBA minus 0.41%	11/21/2018	Monthly	(1,299)	183,755
Citigroup	Technicolor S.A., Registered	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(4,517)	1,591,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Germany
Citigroup	Aumann A.G.	1 Month LIBOR BBA minus 9.98%	11/21/2018	Monthly	$(515)	$29,750
Citigroup	Basler A.G.	1 Month LIBOR BBA minus 3.65%	11/21/2018	Monthly	(443)	36,903
Citigroup	Pfeiffer Vacuum Technology A.G.	1 Month LIBOR BBA minus 1.31%	11/21/2018	Monthly	(1,144)	40,357
Citigroup	SLM Solutions Group A.G.	1 Month LIBOR BBA minus 12.55%	11/21/2018	Monthly	(854)	18,756
Citigroup	Volkswagen A.G., Pref	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,322	1,240,127

Hong Kong
Citigroup	Camsing International Holding Ltd.	1 Month LIBOR BBA minus 11.15%	11/30/2018	Monthly	(210)	2,843
Citigroup	Esprit Holdings, Ltd.	1 Month LIBOR BBA minus 0.78%	11/30/2018	Monthly	(2,918)	1,072,538
Citigroup	OP Financial, Ltd.	1 Month LIBOR BBA minus 12.63%	11/30/2018	Monthly	(197)	19,533
Citigroup	We Solutions LT	1 Month LIBOR BBA minus 14.37%	11/30/2018	Monthly	(231)	8,942

Ireland
Citigroup	COSMO Pharmaceuticals N.V.	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(2,477)	16,675
Citigroup	Greencore Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(2,383)	479,059

Italy
Citigroup	Ansaldo STS S.p.A.	1 Month LIBOR BBA minus 0.46%	11/21/2018	Monthly	(964)	13,092
Citigroup	De’Longhi S.p.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,472)	11,132
Citigroup	FILA S.p.A.	1 Month LIBOR BBA minus 0.58%	11/21/2018	Monthly	(210)	182
Citigroup	Safilo Group S.p.A.	1 Month LIBOR BBA minus 1.75%	11/21/2018	Monthly	(356)	76,232

Japan
Citigroup	Adastria Co., Ltd.	1 Month LIBOR BBA minus 1.00%	11/26/2018	Monthly	(1,418)	304,894
Citigroup	AIN Holdings, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(1,202)	75
Citigroup	Asahi Holdings, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(433)	13,963
Citigroup	ATRAE, Inc.	1 Month LIBOR BBA minus 9.14%	11/26/2018	Monthly	(503)	94,689
Citigroup	Benefit One, Inc.	1 Month LIBOR BBA minus 0.81%	11/26/2018	Monthly	(1,188)	34,744
Citigroup	Broccoli Co., Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(282)	54,581
Citigroup	Clarion Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(240)	31,051
Citigroup	Erex Co., Ltd.	1 Month LIBOR BBA minus 7.58%	11/26/2018	Monthly	(1,058)	99,888
Citigroup	FreakOut Holdings, Inc.	1 Month LIBOR BBA minus 12.58%	11/26/2018	Monthly	(868)	463,317
Citigroup	Gurunavi, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(128)	626
Citigroup	Honda Motor Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	7,611	882,752
Citigroup	Imuraya Group Co., Ltd.	1 Month LIBOR BBA minus 10.82%	11/26/2018	Monthly	(199)	25,535
Citigroup	MINEBEA MITSUMI, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	4,859	663,265
Citigroup	Mitsubishi Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,524	1,118,160
Citigroup	Mitsui & Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,122	1,063,016
Citigroup	Nippon Telegraph & Telephone Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	7,110	103,449
Citigroup	NTT DoCoMo, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,886	447,836
Citigroup	Open Door, Inc.	1 Month LIBOR BBA minus 8.04%	11/26/2018	Monthly	(768)	149,591
Citigroup	Orient Corp.	1 Month LIBOR BBA minus 0.73%	11/26/2018	Monthly	(512)	18,969
Citigroup	ORIX Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,377	248,977
Citigroup	Pepper Food Service Co., Ltd.	1 Month LIBOR BBA minus 10.25%	11/26/2018	Monthly	(1,314)	1,864

18	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Japan (continued)
Citigroup	Plenus Co., Ltd.	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	$(78)	$7,184
Citigroup	Prestige International, Inc.	1 Month LIBOR BBA minus 0.71%	11/26/2018	Monthly	(592)	49,169
Citigroup	Sanden Holdings Corp.	1 Month LIBOR BBA minus 0.64%	11/26/2018	Monthly	(489)	7,183
Citigroup	Septeni Holdings Co., Ltd.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	(122)	44,293
Citigroup	Seven & i Holdings Co., Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,708	552,975
Citigroup	SHOEI Co., Ltd.	1 Month LIBOR BBA minus 0.56%	11/26/2018	Monthly	(1,667)	86,871
Citigroup	TechMatrix Corp.	1 Month LIBOR BBA minus 3.81%	11/26/2018	Monthly	(743)	107,207
Citigroup	TOKYO Base Co. Ltd.	1 Month LIBOR BBA minus 9.91%	11/26/2018	Monthly	(717)	169,568
Citigroup	United, Inc.	1 Month LIBOR BBA minus 7.00%	11/26/2018	Monthly	(1,144)	105,101
Citigroup	Yasunaga Corp.	1 Month LIBOR BBA minus 11.50%	11/26/2018	Monthly	(537)	132,043
Citigroup	Yonex Co., Ltd.	1 Month LIBOR BBA minus 14.83%	11/26/2018	Monthly	(1,458)	243,847
Citigroup	Yushin Precision Equipment Co., Ltd.	1 Month LIBOR BBA minus 3.25%	11/26/2018	Monthly	(139)	5,399

Jersey
Citigroup	Sanne Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(143)	18,834

Netherlands
Citigroup	Koninklijke BAM Groep N.V.	1 Month LIBOR BBA minus 5.14%	11/21/2018	Monthly	(830)	1,824
Citigroup	NN Group N.V.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,800	752,743
Citigroup	Royal Dutch Shell PLC, Class B	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	11,298	1,488,017

Norway
Citigroup	Nordic Nanovector ASA	1 Month LIBOR BBA minus 5.57%	11/21/2018	Monthly	(2,002)	769,126
Citigroup	Opera Software ASA	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(635)	78,526
Citigroup	Salmar ASA	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	2,344	1,309,425

Portugal
Citigroup	Pharol Sgps S.A.	1 Month LIBOR BBA minus 8.55%	11/21/2018	Monthly	(390)	118,001

Singapore
Citigroup	BW LPG, Ltd.	1 Month LIBOR BBA minus 1.82%	11/21/2018	Monthly	(557)	138,258
Citigroup	COSCO Shipping International Singapore Co., Ltd.	1 Month LIBOR BBA minus 10.02%	11/30/2018	Monthly	(1,827)	14,660
Citigroup	SembCorp Marine, Ltd.	1 Month LIBOR BBA minus 12.00%	11/30/2018	Monthly	(302)	758

South Africa
Citigroup	Petra Diamonds, Ltd.	1 Month LIBOR BBA minus 1.11%	11/21/2018	Monthly	(3,243)	217,631

Spain
Citigroup	ACS Actividades de Construccion y Servicios S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,649	623,284
Citigroup	Cellnex Telecom S.A.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(1,010)	4,976
Citigroup	Neinor Homes S.A.	1 Month LIBOR BBA minus 0.80%	11/21/2018	Monthly	(634)	5,662
Citigroup	Obrascon Huarte Lain S.A.	1 Month LIBOR BBA minus 4.25%	11/21/2018	Monthly	(888)	54,485
Citigroup	Pharma Mar S.A.	1 Month LIBOR BBA minus 2.20%	11/21/2018	Monthly	(898)	70,829

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Sweden
Citigroup	Avanza Bank Holding AB	1 Month LIBOR BBA minus 3.00%	11/21/2018	Monthly	$(353)	$6,654
Citigroup	RaySearch Laboratories AB	1 Month LIBOR BBA minus 2.42%	11/21/2018	Monthly	(1,870)	447,550
Citigroup	Tobii AB	1 Month LIBOR BBA minus 12.07%	11/21/2018	Monthly	(432)	40,401

Switzerland
Citigroup	Huber Suhner	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(184)	3,496
Citigroup	Kudelski S.A.	1 Month LIBOR BBA minus 8.60%	11/21/2018	Monthly	(433)	104,686
Citigroup	Meyer Burger Technology A.G.	1 Month LIBOR BBA minus 2.22%	11/21/2018	Monthly	(1,344)	15,584

United Kingdom
Citigroup	Dairy Crest Group PLC	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(297)	19,203
Citigroup	Essentra PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,141)	95,526
Citigroup	Fiat Chrysler Automobiles N.V.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	5,335	1,502,983
Citigroup	GlaxoSmithKline PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	10,112	575,174
Citigroup	Inmarsat PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(2,503)	1,139
Citigroup	J Sainsbury PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	5,433	1,758,666
Citigroup	Lancashire Holdings, Ltd.	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(3,481)	298,944
Citigroup	Metro Bank PLC	1 Month LIBOR BBA minus 1.27%	11/21/2018	Monthly	(2,534)	158,700
Citigroup	NCC Group PLC	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(2,144)	220,192
Citigroup	Old Mutual PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	4,614	1,755,470
Citigroup	Provident Financial PLC	1 Month LIBOR BBA minus 6.00%	11/21/2018	Monthly	(762)	32,430
Citigroup	Rio Tinto PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	7,885	1,224,819
Citigroup	Serco Group PLC	1 Month LIBOR BBA minus 0.48%	11/21/2018	Monthly	(3,624)	351,040
Citigroup	Telecom Plus PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,619)	121,984
Citigroup	Vectura Group PLC	1 Month LIBOR BBA minus 0.47%	11/21/2018	Monthly	(2,758)	327,043

United States
Citigroup	REC Silicon ASA	1 Month LIBOR BBA minus 3.75%	11/21/2018	Monthly	(379)	33,954
					$12,260	$32,445,638

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Australia
Citigroup	APN Outdoor Group, Ltd.	1 Month LIBOR BBA minus 0.53%	11/26/2018	Monthly	$(1,683)	$(254,975)
Citigroup	Bendigo & Adelaide Bank, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	4,463	(331,676)
Citigroup	Caltex Australia, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	6,257	(691,683)
Citigroup	Corporate Travel Management, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(1,131)	(105,185)
Citigroup	GUD Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(739)	(17,282)
Citigroup	HT&E, Ltd.	1 Month LIBOR BBA minus 0.72%	11/26/2018	Monthly	(1,527)	(382,917)
Citigroup	Infigen Energy	1 Month LIBOR BBA minus 1.25%	11/26/2018	Monthly	(162)	(2,975)
Citigroup	IPH Ltd.	1 Month LIBOR BBA minus 0.89%	11/26/2018	Monthly	(1,126)	(31,152)
Citigroup	Mayne Pharma Group, Ltd.	1 Month LIBOR BBA minus 6.42%	11/26/2018	Monthly	(944)	(31,016)

20	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Australia (continued)
Citigroup	Nufarm, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	$(679)	$(18,362)
Citigroup	oOh!media, Ltd.	1 Month LIBOR BBA minus 1.07%	11/26/2018	Monthly	(334)	(12,198)
Citigroup	Pilbara Minerals, Ltd.	1 Month LIBOR BBA minus 10.78%	11/26/2018	Monthly	(2,108)	(95,401)
Citigroup	Resolute Mining, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(408)	(6,280)
Citigroup	Saracen Mineral Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(166)	(21,045)
Citigroup	Senex Egy Ltd.	1 Month LIBOR BBA minus 1.74%	11/26/2018	Monthly	(364)	(14,211)
Citigroup	Sirtex Medical, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(84)	(59,532)
Citigroup	Southern Cross Media Group, Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(179)	(7,311)
Citigroup	Virgin Australia Holdings, Ltd.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(51)	(6,782)
Citigroup	Webjet, Ltd.	1 Month LIBOR BBA minus 0.88%	11/26/2018	Monthly	(2,511)	(221,035)

Austria
Citigroup	DO & CO A.G.	1 Month LIBOR BBA minus 8.00%	11/21/2018	Monthly	(292)	(12,421)
Citigroup	Schoeller-Bleckmann Oilfield Equipment A.G.	1 Month LIBOR BBA minus 0.75%	11/21/2018	Monthly	(1,025)	(334,581)

Belgium
Citigroup	Fagron	1 Month LIBOR BBA minus 0.97%	11/21/2018	Monthly	(838)	(83,230)

Denmark
Citigroup	Ambu A/S	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(614)	(129,780)
Citigroup	Danske Bank A/S	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	7,241	(731,057)

Finland
Citigroup	Caverion Corp.	1 Month LIBOR BBA minus 2.29%	11/21/2018	Monthly	(1,076)	(66,710)

France
Citigroup	BNP Paribas S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	10,526	(377,671)
Citigroup	CGG S.A.	1 Month LIBOR BBA minus 11.93%	11/21/2018	Monthly	(1,485)	(279,028)
Citigroup	Credit Agricole S.A.	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	6,991	(575,985)
Citigroup	Direct Energie	1 Month LIBOR BBA minus 9.47%	11/21/2018	Monthly	(521)	(123,735)
Citigroup	Innate Pharma S.A.	1 Month LIBOR BBA minus 15.00%	11/21/2018	Monthly	(139)	(10,228)
Citigroup	Sanofi	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	12,241	(2,131,152)
Citigroup	SOITEC	1 Month LIBOR BBA minus 1.25%	11/21/2018	Monthly	(94)	(9,393)
Citigroup	Solocal Group	1 Month LIBOR BBA minus 3.91%	11/21/2018	Monthly	(2,424)	(360,222)
Citigroup	Virbac S.A.	1 Month LIBOR BBA minus 1.20%	11/21/2018	Monthly	(396)	(19,555)

Germany
Citigroup	BASF SE	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	11,035	(585,360)
Citigroup	Bayer A.G., Registered	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	12,111	(1,348,439)
Citigroup	Bertrandt A.G.	1 Month LIBOR BBA minus 6.50%	11/21/2018	Monthly	(287)	(50,091)
Citigroup	Grammer A.G.	1 Month LIBOR BBA minus 1.47%	11/21/2018	Monthly	(545)	(71,750)
Citigroup	GRENKE A.G.	1 Month LIBOR BBA minus 0.90%	11/21/2018	Monthly	(1,449)	(84,350)
Citigroup	Hypoport A.G.	1 Month LIBOR BBA minus 6.50%	11/21/2018	Monthly	(2,606)	(845,893)
Citigroup	ISRA Vision A.G.	1 Month LIBOR BBA minus 1.65%	11/21/2018	Monthly	(775)	(7,698)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Germany (continued)
Citigroup	Vossloh A.G.	1 Month LIBOR BBA minus 4.63%	11/21/2018	Monthly	$(284)	$(6,777)
Citigroup	zooplus A.G.	1 Month LIBOR BBA minus 6.11%	11/21/2018	Monthly	(2,769)	(641,030)

Hong Kong
Citigroup	Pacific Basin Shipping, Ltd.	1 Month LIBOR BBA minus 0.50%	11/30/2018	Monthly	(1,018)	(171,060)

Italy
Citigroup	Bio On Spa	1 Month LIBOR BBA minus 2.62%	11/21/2018	Monthly	(878)	(78,048)
Citigroup	Credito Valtellinese S.p.A	1 Month LIBOR BBA minus 20.00%	11/21/2018	Monthly	(1,219)	(161,694)
Citigroup	Datalogic S.p.A.	1 Month LIBOR BBA minus 0.43%	11/21/2018	Monthly	(911)	(4,594)
Citigroup	Infrastrutture Wireless Italiane S.p.A	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(261)	(46,056)
Citigroup	Salvatore Ferragamo S.p.A.	1 Month LIBOR BBA minus 7.58%	11/21/2018	Monthly	(504)	(69,575)
Citigroup	Sogefi S.p.A.	1 Month LIBOR BBA minus 1.62%	11/21/2018	Monthly	(246)	(19,488)
Citigroup	Tamburi Investment Partners S.p.A.	1 Month LIBOR BBA minus 0.49%	11/21/2018	Monthly	(2,622)	(106,273)

Japan
Citigroup	Akatsuki, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	1,584	(519,785)
Citigroup	Anicom Holdings, Inc.	1 Month LIBOR BBA minus 4.50%	11/26/2018	Monthly	(1,983)	(519,407)
Citigroup	COOKPAD, Inc.	1 Month LIBOR BBA minus 5.97%	11/26/2018	Monthly	(1,592)	(79,943)
Citigroup	Cosmos Pharmaceutical Corp.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(378)	(72,426)
Citigroup	Digital Arts, Inc.	1 Month LIBOR BBA minus 1.50%	11/26/2018	Monthly	(69)	(17,965)
Citigroup	FP Corp.	1 Month LIBOR BBA minus 0.56%	11/26/2018	Monthly	(1,075)	(32,251)
Citigroup	Fujitsu, Ltd.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	7,700	(1,679,509)
Citigroup	Funai Soken Holdings, Inc.	1 Month LIBOR BBA minus 0.53%	11/26/2018	Monthly	(1,493)	(53,867)
Citigroup	Genky Stores, Inc.	1 Month LIBOR BBA minus 8.00%	11/26/2018	Monthly	(177)	(15,365)
Citigroup	Hirata Corp.	1 Month LIBOR BBA minus 12.52%	11/26/2018	Monthly	(1,222)	(78,958)
Citigroup	Ichikoh Industries, Ltd.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	(199)	(11,295)
Citigroup	Infomart Corp.	1 Month LIBOR BBA minus 1.89%	11/26/2018	Monthly	(1,043)	(436,032)
Citigroup	JINS, Inc.	1 Month LIBOR BBA minus 2.29%	11/26/2018	Monthly	(2,502)	(296,380)
Citigroup	KH Neochem Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(601)	(79,726)
Citigroup	Kotobuki Spirits Co., Ltd.	1 Month LIBOR BBA minus 1.75%	11/26/2018	Monthly	(111)	(26,975)
Citigroup	Kusuri No Aoki Co., Ltd.	1 Month LIBOR BBA minus 0.82%	11/26/2018	Monthly	(726)	(221,639)
Citigroup	Matsuya Co., Ltd.	1 Month LIBOR BBA minus 0.71%	11/26/2018	Monthly	(1,962)	(7,219)
Citigroup	Mebuki Financial Group, Inc.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,861	(281,437)
Citigroup	Medical Data Vision Co., Ltd.	1 Month LIBOR BBA minus 10.84%	11/26/2018	Monthly	(1,797)	(239,905)
Citigroup	MISUMI Group, Inc.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(171)	(3,433)
Citigroup	Mitsubishi Chemical Holdings Corp.	1 Month LIBOR BBA plus 0.50%	11/26/2018	Monthly	5,907	(267,098)
Citigroup	MonotaRO Co., Ltd.	1 Month LIBOR BBA minus 1.86%	11/26/2018	Monthly	(2,335)	(313,686)
Citigroup	Okwave	1 Month LIBOR BBA minus 5.75%	11/26/2018	Monthly	(27)	(6,989)
Citigroup	OSAKA Titanium Technologies Co., Ltd.	1 Month LIBOR BBA minus 5.00%	11/26/2018	Monthly	(601)	(12,613)
Citigroup	Seria Co., Ltd.	1 Month LIBOR BBA minus 0.50%	11/26/2018	Monthly	(502)	(8,280)
Citigroup	Stella Chemifa Corp.	1 Month LIBOR BBA minus 4.50%	11/26/2018	Monthly	(337)	(30,278)
Citigroup	Strike Co., Ltd.	1 Month LIBOR BBA minus 10.50%	11/26/2018	Monthly	(226)	(16,618)

22	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Japan (continued)
Citigroup	Taihei Dengyo	1 Month LIBOR BBA minus 0.75%	11/26/2018	Monthly	$(70)	$(4,598)
Citigroup	Tosho Co., Ltd.	1 Month LIBOR BBA minus 1.25%	11/26/2018	Monthly	(337)	(100,690)
Citigroup	UZABASE, Inc.	1 Month LIBOR BBA minus 6.32%	11/26/2018	Monthly	(991)	(197,511)
Citigroup	Yakuodo Co., Ltd.	1 Month LIBOR BBA minus 2.61%	11/26/2018	Monthly	(721)	(153,826)
Citigroup	Yume No Machi Souzou Iinkai Co., Ltd.	1 Month LIBOR BBA minus 10.00%	11/26/2018	Monthly	(1,375)	(371,257)

Jordan
Citigroup	Hikma Pharmaceuticals PLC	1 Month LIBOR BBA minus 3.34%	11/21/2018	Monthly	(1,996)	(638,022)

Malaysia
Citigroup	Lynas Corp., Ltd.	1 Month LIBOR BBA minus 8.04%	11/26/2018	Monthly	(2,217)	(35,831)

Netherlands
Citigroup	AMG Advanced Metallurgical Group N.V.	1 Month LIBOR BBA minus 0.41%	11/21/2018	Monthly	(2,668)	(88,821)
Citigroup	ARGENX S.E.	1 Month LIBOR BBA minus 4.50%	11/21/2018	Monthly	(334)	(33,337)
Citigroup	Nostrum Oil & Gas PLC	1 Month LIBOR BBA minus 1.59%	11/21/2018	Monthly	(524)	(452)
Citigroup	OCI N.V.	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(2,806)	(106,074)
Citigroup	SIF Holding N.V.	1 Month LIBOR BBA minus 2.75%	11/21/2018	Monthly	(14)	(432)
Citigroup	TomTom N.V.	1 Month LIBOR BBA minus 0.50%	11/21/2018	Monthly	(3,197)	(71,095)
Citigroup	Wessanen N.V.	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(260)	(570)

Norway
Citigroup	Aker Solutions ASA	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(68)	(22,134)
Citigroup	Axactor AB	1 Month LIBOR BBA minus 7.82%	11/21/2018	Monthly	(938)	(37,314)
Citigroup	Borregaard ASA	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(758)	(108,362)
Citigroup	Norsk Hydro ASA	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	144	(5,767)
Citigroup	Norwegian Air Shuttle ASA	1 Month LIBOR BBA minus 14.00%	11/21/2018	Monthly	(1,057)	(700,026)
Citigroup	Petroleum Geo-Services ASA	1 Month LIBOR BBA minus 2.00%	11/21/2018	Monthly	(1,819)	(2,342,592)
Citigroup	Scatec Solar ASA	1 Month LIBOR BBA minus 5.00%	11/21/2018	Monthly	(228)	(27,838)

Singapore
Citigroup	Raffles Medical Group, Ltd.	1 Month LIBOR BBA minus 2.17%	11/30/2018	Monthly	(1,106)	(39,942)

Spain
Citigroup	Euskaltel, S.A.	1 Month LIBOR BBA minus 0.76%	11/21/2018	Monthly	(501)	(56,024)
Citigroup	Liberbank S.A.	1 Month LIBOR BBA minus 6.39%	11/21/2018	Monthly	(493)	(13,338)
Citigroup	Solaria Energia Y Medio Ambi	1 Month LIBOR BBA minus 11.50%	11/21/2018	Monthly	(395)	(16,007)
Citigroup	Tubacex S.A.	1 Month LIBOR BBA minus 2.56%	11/21/2018	Monthly	(769)	(65,704)

Sweden
Citigroup	CellaVision AB	1 Month LIBOR BBA minus 0.94%	11/21/2018	Monthly	(291)	(6,667)
Citigroup	Cloetta AB	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(93)	(5,855)
Citigroup	LeoVegas AB	1 Month LIBOR BBA minus 0.41%	11/21/2018	Monthly	(966)	(12,004)
Citigroup	Sweco AB, Class B	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	(202)	(720)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Sweden (continued)
Citigroup	Vitrolife AB	1 Month LIBOR BBA minus 0.40%	11/21/2018	Monthly	$(462)	$(12,530)
Citigroup	Volvo AB	1 Month LIBOR BBA plus 0.40%	11/21/2018	Monthly	7,587	(1,128,834)

United Arab Emirates
Citigroup	Borr Drilling, Ltd.	1 Month LIBOR BBA minus 2.27%	11/21/2018	Monthly	(840)	(9,160)

United Kingdom
Citigroup	ACACIA Mining PLC	1 Month LIBOR BBA minus 0.60%	11/21/2018	Monthly	(840)	(189)
Citigroup	Daily Mail and General Trust PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(252)	(32,746)
Citigroup	Dignity PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,176)	(350,123)
Citigroup	EnQuest PLC	1 Month LIBOR BBA minus 2.25%	11/21/2018	Monthly	(469)	(58,282)
Citigroup	Hill & Smith Holdings PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(48)	(2,808)
Citigroup	Melrose Industries PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,345)	(201,261)
Citigroup	Ocado Group PLC	1 Month LIBOR BBA minus 3.50%	11/21/2018	Monthly	(1,418)	(1,481,883)
Citigroup	On the Beach Group PLC	1 Month LIBOR BBA minus 1.55%	11/21/2018	Monthly	(897)	(225,192)
Citigroup	SIF Holding N.V.	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(3,724)	(497,632)
Citigroup	Sirius Minerals PLC	1 Month LIBOR BBA minus 10.00%	11/21/2018	Monthly	(2,545)	(268,032)
Citigroup	Spire Healthcare Group PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(346)	(21,942)
Citigroup	Stobart Group Ltd.	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(507)	(12,276)
Citigroup	Talktalk Telecom Group	1 Month LIBOR BBA minus 7.50%	11/21/2018	Monthly	(1,056)	(188,478)
Citigroup	Ted Baker PLC	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(1,081)	(2,008)
Citigroup	Tullow Oil PLC	1 Month LIBOR BBA minus 1.00%	11/21/2018	Monthly	(998)	(261,776)
Citigroup	Ultra Electronics Holdings	1 Month LIBOR BBA minus 0.35%	11/21/2018	Monthly	(3,021)	(107,397)
Citigroup	Vodafone Group PLC	1 Month LIBOR BBA plus 0.35%	11/21/2018	Monthly	9,626	(173)
					$452	$(27,308,553)

1	Fund pays the floating rate and receives the total return of the reference entity.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

BBA—British Bankers’ Association

CVA—Company Voluntary Agreement

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

24	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$5,397,312	$740,868,416	$—	$746,265,728
Preferred Stocks	—	8,950,354	—	8,950,354
Short-Term Investment
Repurchase Agreement	—	14,547,071	—	14,547,071

Total Investments in Securities	$5,397,312	$764,365,841	$—	$769,763,153

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	32,445,638	—	32,445,638

Total Investments in Securities and Other Financial Instruments	$5,397,312	$796,811,479	$—	$802,208,791

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks Sold Short (c)	$—	$(305,028)	$(23,262)	$(328,290)
Exchange Traded Fund Sold Short	(1,060,251)	—	—	(1,060,251)
Rights Sold Short (d)	—	—	(3)	(3)
Warrants Sold Short	—	(12,554)	—	(12,554)
Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	(27,308,553)	—	(27,308,553)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,060,251)	$(27,626,135)	$(23,265)	$(28,709,651)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(c)	The Level 3 securities valued at $(35), $(2,739), and $(20,488) are held in Australia, China, and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The Level 3 security valued at $(3) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, certain foreign equity securities with a market value of $526,196,160 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, a foreign equity security with a market value of $483,099 transferred from Level 2 to Level 1 as the price of this security was based on utilizing quoted prices in active markets. As of October 31, 2017, the fair value obtained for this security was based on utilizing significant other observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2018 (a)
Common Stocks Sold Short
Australia	$(3,401)	$—	$—	$3,366	$—	$—	$—	$—	$(35)	$3,366
China	(1,852)	—	—	(887)	—	—	—	—	(2,739)	(887)
Hong Kong	(7,935)	—	—	(12,553)	—				(20,488)	(12,553)
Rights Sold Short
Austria	(2)	—	—	(1)	—	—	—	—	(3)	(1)

Total	$(13,190)	$—	$—	$(10,075)	$—	$—	$—	$—	$(23,265)	$(10,075)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$1,238,541	0.2%
Air Freight & Logistics	6,415,204	0.8
Airlines	15,855,849	2.0
Auto Components	10,609,211	1.4
Automobiles	15,638,464	2.0
Banks	56,880,848	7.3
Beverages	5,358,528	0.7
Biotechnology	9,956,974	1.3
Building Products	3,612,323	0.5
Capital Markets	42,887,330	5.5
Chemicals	22,247,142	2.9
Commercial Services & Supplies	399,059	0.1
Construction & Engineering	17,011,476	2.2
Construction Materials	875,222	0.1
Consumer Finance	905,229	0.1
Containers & Packaging	2,179,185	0.3
Distributors	65,112	0.0	‡
Diversified Financial Services	7,824,422	1.0
Diversified Telecommunication Services	7,850,463	1.0
Electric Utilities	16,905,469	2.2
Electrical Equipment	4,429,476	0.6
Electronic Equipment, Instruments & Components	22,419,991	2.9
Energy Equipment & Services	4,789,323	0.6
Equity Real Estate Investment Trusts	3,100,877	0.4
Food & Staples Retailing	11,301,908	1.4
Food Products	25,021,385	3.2
Health Care Equipment & Supplies	6,776,989	0.9
Health Care Providers & Services	6,784,816	0.9
Hotels, Restaurants & Leisure	28,168,535	3.6
Household Durables	30,784,052	4.0
Household Products	803,226	0.1
Independent Power & Renewable Electricity Producers	10,669,454	1.4
Industrial Conglomerates	2,465,075	0.3
Insurance	45,128,218	5.8
Internet & Direct Marketing Retail	1,508,831	0.2
Internet Software & Services	5,266,055	0.7
IT Services	7,586,716	1.0
Leisure Products	3,133,298	0.4
Machinery	21,005,791	2.7
Media	11,467,956	1.5
Metals & Mining	52,045,161	6.6
Multi-Utilities	1,879,270	0.2
Multiline Retail	8,164,793	1.0
Oil, Gas & Consumable Fuels	46,890,464	6.0
Paper & Forest Products	8,250,251	1.1
Personal Products	5,626,634	0.7

	Value	Percent †
Pharmaceuticals	$50,542,918	6.5%
Professional Services	10,079,748	1.3
Real Estate Management & Development	8,671,036	1.1
Road & Rail	3,904,297	0.5
Semiconductors & Semiconductor Equipment	14,097,025	1.8
Software	11,824,615	1.5
Specialty Retail	8,006,609	1.0
Technology Hardware, Storage & Peripherals	7,188,767	0.9
Textiles, Apparel & Luxury Goods	5,475,923	0.7
Thrifts & Mortgage Finance	6,273,291	0.8
Tobacco	4,448,711	0.6
Trading Companies & Distributors	15,484,182	2.0
Transportation Infrastructure	1,986,317	0.3
Wireless Telecommunication Services	1,595,118	0.2

	769,763,153	99.0
Other Assets, Less Liabilities	8,314,904	1.0

Net Assets	$778,078,057	100.0%

The table below sets forth the diversification of MainStay MacKay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Airlines	$(33)	(0.0)‡%
Biotechnology	(3)	(0.0)‡
Capital Markets	(1,060,251)	(0.1)
Electronic Equipment, Instruments & Components	(20,488)	(0.0)‡
Energy Equipment & Services	(317,582)	(0.1)
Metals & Mining	(2)	(0.0)‡
Specialty Retail	(2,739)	(0.0)‡

	$(1,401,098)	(0.2)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $729,809,290) including securities on loan of $19,059,507	$769,763,153
Cash denominated in foreign currencies (identified cost $832,202)	818,509
Receivables:
Dividends and interest	4,665,845
Fund shares sold	827,421
Investment securities sold	669,386
Securities lending Income	21,967
Variation margin on futures contracts	81
Unrealized appreciation on OTC swap contracts	32,445,638
Other assets	45,673

Total assets	809,257,673

Liabilities
Investments sold short (proceeds $2,184,212)	1,401,098
Due to custodian	669,386
Payables:
Manager (See Note 3)	702,911
Fund shares redeemed	633,219
Custodian	189,644
Investment securities purchased	83,565
Professional fees	67,815
NYLIFE Distributors (See Note 3)	46,138
Transfer agent (See Note 3)	39,646
Shareholder communication	22,654
Broker fees and charges on short sales	7,159
Dividends on investments sold short	4,078
Trustees	1,146
Unrealized depreciation on OTC swap contracts	27,308,553
Interest expense and fees payable	1,584
Accrued expenses	1,020

Total liabilities	31,179,616

Net assets	$778,078,057

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$83,307
Additional paid-in capital	721,763,324

721,846,631
Undistributed net investment income	2,467,790
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	7,963,843
Net unrealized appreciation (depreciation) on investments and swap contracts	45,090,948
Net unrealized appreciation (depreciation) on investments sold short	783,114
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(74,269)

Net assets	$778,078,057

Class A
Net assets applicable to outstanding shares	$53,398,944

Shares of beneficial interest outstanding	5,743,599

Net asset value per share outstanding	$9.30
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.84

Investor Class
Net assets applicable to outstanding shares	$4,571,920

Shares of beneficial interest outstanding	493,698

Net asset value per share outstanding	$9.26
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price per share outstanding	$9.80

Class C
Net assets applicable to outstanding shares	$41,191,984

Shares of beneficial interest outstanding	4,587,576

Net asset value and offering price per share outstanding	$8.98

Class I
Net assets applicable to outstanding shares	$678,915,209

Shares of beneficial interest outstanding	72,482,022

Net asset value and offering price per share outstanding	$9.37

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

28	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,916,597
Securities lending income	123,445
Interest	50,722
Other income	2,453

Total income	11,093,217

Expenses
Manager (See Note 3)	4,257,900
Custodian	558,470
Transfer agent (See Note 3)	318,241
Distribution/Service—Class A (See Note 3)	68,538
Distribution/Service—Investor Class (See Note 3)	5,529
Distribution/Service—Class C (See Note 3)	215,739
Professional fees	61,045
Broker fees and charges on short sales	44,595
Registration	38,971
Shareholder communication	32,369
Dividends on investments sold short	13,516
Trustees	8,438
Miscellaneous	20,140

Total expenses	5,643,491

Net investment income (loss)	5,449,726

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	49,800,000
Investments sold short	(740,105)
Swap transactions	(33,849,671)
Foreign currency transactions	(49,706)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	15,160,518

Net change in unrealized appreciation (depreciation) on:
Investments	(38,327,014)
Investments sold short	(827,138)
Swap contracts	7,400,423
Translation of other assets and liabilities in foreign currencies	(84,668)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	(31,838,397)

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(16,677,879)

Net increase (decrease) in net assets resulting from operations	$(11,228,153)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,117,953.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,449,726	$4,750,348
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	15,160,518	49,893,924
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	(31,838,397)	62,584,260

Net increase (decrease) in net assets resulting from operations	(11,228,153)	117,228,532

Dividends to shareholders:
From net investment income:
Class A	(830,353)	(2,675,892)
Investor Class	(63,652)	(158,171)
Class C	(379,601)	(657,253)
Class I	(11,702,331)	(12,186,914)

Total dividends to shareholders	(12,975,937)	(15,678,230)

Capital share transactions:
Net proceeds from sale of shares	103,919,034	299,300,514
Net asset value of shares issued to shareholders in reinvestment of dividends	12,502,256	14,620,746
Cost of shares redeemed	(69,294,713)	(196,200,393)

Increase (decrease) in net assets derived from capital share transactions	47,126,577	117,720,867

Net increase (decrease) in net assets	22,922,487	219,271,169

Net Assets
Beginning of period	755,155,570	535,884,401

End of period	$778,078,057	$755,155,570

Undistributed net investment income at end of period	$2,467,790	$9,994,001

30	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.58		$8.06	$8.36		$8.83	$8.94	$6.79

Net investment income (loss)	0.06		0.02	0.11		0.05	0.14 (a)	0.11 (a)
Net realized and unrealized gain (loss) on investments	(0.19)		1.73	(0.35)		(0.09)	0.03	2.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.13)		1.75	(0.24)		(0.04)	0.17	2.28

Less dividends and distributions:
From net investment income	(0.15)		(0.23)	(0.06)		(0.16)	(0.28)	(0.13)
From net realized gain on investments	—		—	—		(0.27)	—	—

Total dividends and distributions	(0.15)		(0.23)	(0.06)		(0.43)	(0.28)	(0.13)

Net asset value at end of period	$9.30		$9.58	$8.06		$8.36	$8.83	$8.94

Total investment return (b)	(1.52%)		22.36%	(2.85%)		(0.39%)	2.06%	34.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	% ††	0.24%	1.37	% (c)	0.61%	1.58%	1.33%
Net expenses (excluding short sale expenses)	1.61	% ††	1.56%	1.53	% (d)	1.52%	1.52%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	1.63	% ††	3.22%	3.33%		3.27%	3.06%	2.84%
Short sale expenses	0.02	% ††	1.66%	1.78%		1.76%	1.54%	1.28%
Portfolio turnover rate	97%		179%	137%		110%	136%	157%
Net assets at end of period (in 000’s)	$53,399		$55,580	$98,856		$107,669	$23,074	$10,491

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.35%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.55%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.54		$8.02	$8.33		$8.80	$8.92	$6.78

Net investment income (loss)	0.06		0.04	0.09		0.05	0.12 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	(0.20)		1.70	(0.34)		(0.09)	0.04	2.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.14)		1.74	(0.25)		(0.04)	0.16	2.26

Less dividends and distributions:
From net investment income	(0.14)		(0.22)	(0.06)		(0.16)	(0.28)	(0.12)
From net realized gain on investments	—		—	—		(0.27)	—	—

Total dividends and distributions	(0.14)		(0.22)	(0.06)		(0.43)	(0.28)	(0.12)

Net asset value at end of period	$9.26		$9.54	$8.02		$8.33	$8.80	$8.92

Total investment return (b)	(1.60%)		22.29%	(3.04%)		(0.49%)	1.93%	33.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	% ††	0.43%	1.19	% (c)	0.75%	1.32%	1.53%
Net expenses (excluding short sale expenses)	1.69	% ††	1.65%	1.68	% (d)	1.65%	1.67%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	1.71	% ††	3.34%	3.54%		3.44%	3.19%	3.09%
Short sale expenses	0.02	% ††	1.66%	1.78%		1.79%	1.52%	1.30%
Portfolio turnover rate	97%		179%	137%		110%	136%	157%
Net assets at end of period (in 000’s)	$4,572		$4,294	$5,755		$4,721	$947	$496

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.17%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.70%.

32	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.23		$7.75	$8.08		$8.57	$8.73	$6.64

Net investment income (loss)	0.02		(0.01)	0.03		0.01	0.06 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	(0.19)		1.64	(0.34)		(0.12)	0.04	2.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.17)		1.63	(0.31)		(0.11)	0.10	2.17

Less dividends and distributions:
From net investment income	(0.08)		(0.15)	(0.02)		(0.11)	(0.26)	(0.08)
From net realized gain on investments	—		—	—		(0.27)	—	—

Total dividends and distributions	(0.08)		(0.15)	(0.02)		(0.38)	(0.26)	(0.08)

Net asset value at end of period	$8.98		$9.23	$7.75		$8.08	$8.57	$8.73

Total investment return (b)	(1.86%)		21.38%	(3.84%)		(1.19%)	1.11%	32.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36	% ††	(0.17%)	0.45	% (c)	(0.17%)	0.66%	0.50%
Net expenses (excluding short sale expenses)	2.44	% ††	2.39%	2.43	% (d)	2.40%	2.42%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	2.46	% ††	4.06%	4.27%		4.16%	3.97%	3.85%
Short sale expenses	0.02	% ††	1.64%	1.78%		1.76%	1.55%	1.31%
Portfolio turnover rate	97%		179%	137%		110%	136%	157%
Net assets at end of period (in 000’s)	$41,192		$42,231	$36,489		$38,434	$6,975	$1,503

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.43%.
(d)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.66		$8.12	$8.42		$8.89	$8.98	$6.82

Net investment income (loss)	0.07		0.09	0.13		0.08	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	(0.19)		1.70	(0.36)		(0.10)	0.05	2.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00	)‡	(0.00)‡	(0.00)‡	(0.01)

Total from investment operations	(0.12)		1.79	(0.23)		(0.02)	0.20	2.30

Less dividends and distributions:
From net investment income	(0.17)		(0.25)	(0.07)		(0.18)	(0.29)	(0.14)
From net realized gain on investments	—		—	—		(0.27)	—	—

Total dividends and distributions	(0.17)		(0.25)	(0.07)		(0.45)	(0.29)	(0.14)

Net asset value at end of period	$9.37		$9.66	$8.12		$8.42	$8.89	$8.98

Total investment return (b)	(1.38%)		22.78%	(2.69%)		(0.04%)	2.25%	34.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	% ††	0.96%	1.66	% (c)	0.98%	1.70%	1.78%
Net expenses (excluding short sale expenses)	1.36	% ††	1.29%	1.28	% (d)	1.27%	1.27%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.38	% ††	2.93%	3.07%		3.06%	2.80%	2.60%
Short sale expenses	0.02	% ††	1.63%	1.78%		1.79%	1.53%	1.30%
Portfolio turnover rate	97%		179%	137%		110%	136%	157%
Net assets at end of period (in 000’s)	$678,915		$653,051	$394,785		$548,422	$378,544	$250,459

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.64%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.30%.

34	MainStay MacKay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay International Opportunities Fund (formerly known as MainStay International Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that

35

Notes to Financial Statements (Unaudited) (continued)

market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including rights and exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

36	MainStay MacKay International Opportunities Fund

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and

37

Notes to Financial Statements (Unaudited) (continued)

distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs or mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs or mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, the Fund did not hold any futures contracts.

38	MainStay MacKay International Opportunities Fund

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(K)  Securities Sold Short.  During the six-month period ended April 30, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed.

39

Notes to Financial Statements (Unaudited) (continued)

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $19,059,507 and had received non-cash collateral of $20,170,432. Income earned from securities lending activity is reflected in the Statement of Operations.

(O)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure and total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions.. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$32,445,638	$32,445,638

Total Fair Value		$32,445,638	$32,445,638

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC swap contracts	Unrealized depreciation on OTC Swap Contracts	$(27,308,553)	$(27,308,553)

Total Fair Value		$(27,308,553)	$(27,308,553)

40	MainStay MacKay International Opportunities Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(33,849,671)	$(33,849,671)

Total Realized Gain (Loss)		$(33,849,671)	$(33,849,671)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	7,400,423	7,400,423

Total Change in Unrealized Appreciation (Depreciation)		$7,400,423	$7,400,423

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long (a)	$242,398,852	$242,398,852
Swap Contracts Short	$(222,512,789)	$(222,512,789)

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.10% of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 1.85% of average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6 shares. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 shares do not exceed those of Class I shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.95% for Investor Class shares and 2.70% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $4,257,900.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class

41

Notes to Financial Statements (Unaudited) (continued)

and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $10,662 and $2,975, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $287 and $4,349, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$21,140
Investor Class	3,514
Class C	34,220
Class I	259,367

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$737,837,332	$68,324,587	$(37,799,864)	$30,524,723

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $0 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,140	$855

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$15,678,230

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period

42	MainStay MacKay International Opportunities Fund

ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $740,898 and $747,968, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	862,957	$8,327,651
Shares issued to shareholders in reinvestment of dividends and distributions	84,897	809,065
Shares redeemed	(1,020,978)	(9,747,372)

Net increase (decrease) in shares outstanding before conversion	(73,124)	(610,656)
Shares converted into Class A (See Note 1)	26,936	255,358
Shares converted from Class A (See Note 1)	(11,218)	(103,879)

Net increase (decrease)	(57,406)	$(459,177)

Year ended October 31, 2017:
Shares sold	2,510,459	$21,549,271
Shares issued to shareholders in reinvestment of dividends and distributions	284,203	2,293,521
Shares redeemed	(4,031,312)	(33,841,980)

Net increase (decrease) in shares outstanding before conversion	(1,236,650)	(9,999,188)
Shares converted into Class A (See Note 1)	95,632	868,046
Shares converted from Class A (See Note 1)	(5,326,492)	(43,850,180)

Net increase (decrease)	(6,467,510)	$(52,981,322)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	89,775	$858,273
Shares issued to shareholders in reinvestment of dividends and distributions	6,570	62,422
Shares redeemed	(34,221)	(326,577)

Net increase (decrease) in shares outstanding before conversion	62,124	594,118
Shares converted into Investor Class (See Note 1)	8,555	78,469
Shares converted from Investor Class (See Note 1)	(27,042)	(255,358)

Net increase (decrease)	43,637	$417,229

Year ended October 31, 2017:
Shares sold	149,289	$1,273,546
Shares issued to shareholders in reinvestment of dividends and distributions	17,948	144,299
Shares redeemed	(354,814)	(2,871,217)

Net increase (decrease) in shares outstanding before conversion	(187,577)	(1,453,372)
Shares converted into Investor Class (See Note 1)	15,854	139,990
Shares converted from Investor Class (See Note 1)	(96,036)	(868,046)

Net increase (decrease)	(267,759)	$(2,181,428)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	688,681	$6,381,103
Shares issued to shareholders in reinvestment of dividends and distributions	39,183	362,054
Shares redeemed	(715,590)	(6,575,810)

Net increase (decrease)	12,274	$167,347

Year ended October 31, 2017:
Shares sold	1,510,036	$12,932,223
Shares issued to shareholders in reinvestment of dividends and distributions	75,844	593,862
Shares redeemed	(1,714,670)	(13,980,689)

Net increase (decrease) in shares outstanding before conversion	(128,790)	(454,604)
Shares converted into Class C (See Note 1)	—	—
Shares converted from Class C (See Note 1)	(1,231)	(9,659)

Net increase (decrease)	(130,021)	$(464,263)

43

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,186,515	$88,352,007
Shares issued to shareholders in reinvestment of dividends and distributions	1,173,824	11,268,715
Shares redeemed	(5,467,357)	(52,644,954)

Net increase (decrease) in shares outstanding before conversion	4,892,982	46,975,768
Shares converted into Class I (See Note 1)	2,672	25,410

Net increase (decrease)	4,895,654	$47,001,178

Year ended October 31, 2017:
Shares sold	29,392,290	$263,545,474
Shares issued to shareholders in reinvestment of dividends and distributions	1,427,225	11,589,064
Shares redeemed	(17,113,227)	(145,506,507)

Net increase (decrease) in shares outstanding before conversion	13,706,288	129,628,031
Shares converted into Class I (See Note 1)	5,279,645	43,719,849

Net increase (decrease)	18,985,933	$173,347,880

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay MacKay International Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay International Opportunities Fund (now known as the MainStay MacKay International Opportunities Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

46	MainStay MacKay International Opportunities Fund

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

48	MainStay MacKay International Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737581 MS126-18	MSIR10-06/18 (NYLIM) NL0C4

MainStay MacKay New York Tax Free Opportunities Fund

(Formerly known as MainStay New York Tax Free Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–4.11 0.40%	–1.78 2.84%	2.19 3.13%	3.21 4.01%	0.84 0.84%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5/14/2012	–4.03 0.49	–1.81 2.81	2.11 3.05	3.13 3.93	0.88 0.88
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5/14/2012	–0.63 0.36	1.66 2.66	2.79 2.79	3.67 3.67	1.12 1.12
Class I Shares	No Sales Charge		5/14/2012	0.63	3.20	3.40	4.29	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Bloomberg Barclays New York Municipal Bond Index[3]	–1.19%	1.16%	2.43%	2.71%
Morningstar Muni New York Long Category Average[4]	–0.54	1.21	2.08	2.53

3.	The Bloomberg Barclays New York Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Muni New York Long Category Average is representative of funds that invest at least 80% of assets in New York municipal debt. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,004.00	$3.73	$1,021.10	$3.76	0.75%

Investor Class Shares	$1,000.00	$1,004.90	$3.88	$1,020.90	$3.91	0.78%

Class C Shares	$1,000.00	$1,003.60	$5.12	$1,019.70	$5.16	1.03%

Class I Shares	$1,000.00	$1,006.30	$2.49	$1,022.30	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

General	13.4%
Higher Education	11.6
Transportation	10.9
General Obligation	10.2
Development	9.4
Multi-Family Housing	7.8
Tobacco Settlement	7.3
Medical	6.0
Education	4.3
Airport	3.6
Water	3.0

Utilities	2.1%
Pollution	2.0
Housing	1.2
Power	1.2
School District	1.2
Facilities	1.0
Nursing Homes	0.9
Closed-End Funds	0.4
Other Assets, Less Liabilities	2.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2018 (Unaudited)

1.	Metropolitan Transportation Authority, Revenue Bonds, 1.72%–5.00%, due 11/15/34–11/15/42

2.	New York City Transitional Finance Authority, Building Aid, Revenue Bonds, 4.00%–6.00%, due 7/15/36–7/15/46

3.	New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds, 3.00%, due 2/15/48

4.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/51

5.	Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds, 5.00%, due 1/1/30–1/1/34
6.	Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, 5.25%–6.625%, due 6/1/37–6/1/48

7.	Territory of Guam, Revenue Bonds, 5.00%–6.50%, due 11/15/35–1/1/42

8.	Triborough Bridge & Tunnel Authority, Revenue Bonds, 1.55%–5.00%, due 1/1/32–11/15/45

9.	Build NYC Resource Corp., Revenue Bonds, 5.00%, due 6/1/32–7/1/45

10.	Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds, 5.00%, due 7/1/46

8	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay New York Tax Free Opportunities Fund returned 0.40% for Class A shares, 0.49% for Investor Class shares and 0.36% for Class C shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.63%. For the six months ended April 30, 2018, all share classes outperformed the –1.19% return of the Bloomberg Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the –0.54% return of the Morningstar Muni New York Long Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay New York Tax Free Opportunities Fund was renamed MainStay MacKay New York Tax Free Opportunities Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Unlike the Bloomberg Barclays New York Municipal Bond Index, the Fund had exposure to U.S. territory debt and up to 20% of its assets in below-investment-grade bonds. This positioning benefited the Fund’s performance relative to its benchmark as demand for below-investment-grade bonds increased amid concerns of an overall reduction in new-issue supply and limited below-investment-grade opportunities in the marketplace. During the reporting period, investors sought out attractive investments in liquid below-investment-grade credits. Benefiting from this increased demand were a broad array of Puerto Rico and Virgin Island securities that saw their prices significantly rebound from 2017 levels as the outlook for these securities improved from the previous year. In addition, high-yield tobacco-backed bonds contributed positively to the Fund’s performance relative to the Bloomberg Barclays New York Municipal Bond Index as existing supply contracted because of a large current refinancing of New Jersey tobacco bonds, which pushed prices on remaining tobacco debt higher. (Contributions take weightings and total returns into account.)

What was the Fund’s duration3 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the municipal bonds in which the Fund can invest, as outlined in its prospectus. In addition to investment-grade New York municipal bonds, the Fund may also invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in municipal securities rated below investment grade. Because the Fund’s investable universe is broader than that of the Bloomberg Barclays New York Municipal Bond Index, the Fund’s duration may also differ from that of the Index. At the end of the reporting period, the Fund’s modified duration to worst4 was 5.78 years.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The Fund received positive contributions relative to the Bloomberg Barclays New York Municipal Bond Index from its exposure to U.S. Territory debt, to which the Index does not have any exposure. Virgin Islands and Puerto Rico bonds, specifically, saw their prices rebound significantly in 2018 after selling off in 2017. As a result, the Fund’s exposure to special-tax bonds contributed positively to performance during the reporting period. Also, security selection in the transportation, water/sewer and local general obligation sectors proved beneficial. From a ratings perspective, the Fund’s underweight position in investment-grade New York bonds and an allocation to below-investment-grade municipal securities contributed positively to performance relative to the Bloomberg Barclays New York Municipal Bond Index. (The Index contains only investment-grade bonds, whereas the Fund may invest up to 20% of its net assets in municipal securities rated below investment grade.) On the other hand, the Fund’s overweight exposure to the education and other revenue bond sectors detracted from performance relative to the Bloomberg Barclays New York Municipal Bond Index.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund remains focused on diversification and liquidity, so no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no significant changes to the Fund’s sector weightings. The sectors prevalent in the

1.	See footnote on page 6 for more information on the Bloomberg Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Muni New York Long Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Fund’s holdings, such as education, transportation, local general obligation bonds and special-tax bonds, reflected our desire to construct a reasonably well-diversified Fund that includes exposure to infrequent municipal issuers.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held an overweight position relative to the Bloomberg Barclays New York Municipal Bond Index

in bonds with maturities of 15 years or longer. As of the same date, the Fund held overweight positions relative to the Index in credits rated A5 and BBB and underweight positions in credits rated AAA and AA. As of April 30, 2018, the Fund held approximately 16.3% of its net assets in below-investment-grade municipal credits.

5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Municipal Bonds 97.1%†
Airport 3.6%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds (a) Series C 6.00%, due 10/1/23	$500,000	$504,395
Series C, Insured: AGM 6.00%, due 10/1/34	1,000,000	1,146,410
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	2,300,000	2,413,551
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Insured:AGM-CR 4.00%, due 7/1/46	2,500,000	2,523,025
Series A 5.00%, due 7/1/46 (a)	2,000,000	2,143,180
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a) Series A 5.00%, due 4/1/24	490,000	550,353
Series A 5.00%, due 4/1/27	610,000	677,393
Series A 5.00%, due 4/1/29	325,000	358,309
Ogdensburg Bridge & Port Authority, Revenue Bonds 5.75%, due 7/1/47 (a)(b)	2,300,000	2,195,212

		12,511,828

Development 9.4%
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	925,905
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,068,800
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,063,140
5.00%, due 8/1/42	1,000,000	1,057,050
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,120,710

	Principal Amount	Value
Development (continued)
Dutchess County Local Development Corp., Revenue Bonds Series A 5.00%, due 7/1/34	$500,000	$550,260
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	485,626
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,603,200
New York City, Trust for Cultural Resource, Alvin Ailey Dance Foundation, Revenue Bonds Series A 4.00%, due 7/1/46	1,515,000	1,526,499
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 5.625%, due 7/15/47	1,050,000	1,113,189
Class 2 6.375%, due 7/15/49	545,000	576,681
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.25%, due 10/1/35	500,000	611,885
5.50%, due 10/1/37	700,000	886,879
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 2 5.00%, due 9/15/43	1,040,000	1,119,362
Class 3 5.00%, due 3/15/44	1,500,000	1,603,680
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,636,485
5.75%, due 11/15/51	1,500,000	1,663,995
Class 3 7.25%, due 11/15/44 (b)	1,500,000	1,782,675
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds 5.50%, due 12/1/31	950,000	1,027,957
6.00%, due 12/1/42	730,000	798,817
♦Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (a) Series A 5.00%, due 1/1/30	2,785,000	3,032,308
Series A 5.00%, due 1/1/31	1,425,000	1,546,581

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings or issuers held, as of April 30, 2018. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Development (continued)
♦Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (continued)
Series A 5.00%, due 1/1/34	$2,750,000	$2,946,707
Tompkins County Development Corp., Tompkins Cortland Community College, Revenue Bonds 5.00%, due 7/1/38	1,700,000	1,715,895
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,250,000	1,368,613

		32,832,899

Education 4.3%
Albany Industrial Development Agency, Brighter Choice Charter School, Revenue Bonds Series A 5.00%, due 4/1/27	1,375,000	1,315,792
Buffalo & Erie County Industrial Land Development Corp., Tapestry Charter School Project, Revenue Bonds 5.00%, due 8/1/37	1,325,000	1,400,247
5.00%, due 8/1/47	1,540,000	1,612,211
5.00%, due 8/1/52	1,035,000	1,075,313
♦Build NYC Resource Corp., Revenue Bonds Series A 5.00%, due 6/1/32 (b)	1,000,000	1,070,760
Series A 5.00%, due 6/1/37 (b)	1,000,000	1,057,530
Series A 5.00%, due 6/1/47 (b)	3,100,000	3,249,730
5.00%, due 7/1/45	1,120,000	1,227,072
New York State Dormitory Authority, Revenue Bonds Insured: AMBAC 4.625%, due 7/1/36	200,000	193,422
Rensselaer NY, City School District, Certificates of Participation Insured: AGM 4.00%, due 6/1/34	650,000	665,320
Insured: AGM 4.00%, due 6/1/35	850,000	867,051
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	575,000	613,514
7.00%, due 8/1/48	665,000	707,986

		15,055,948

	Principal Amount	Value
Facilities 1.0%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	$2,000,000	$2,098,740
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	235,000	250,294
Territory of Guam, Unlimited General Obligation Series A 6.75%, due 11/15/29	1,000,000	1,071,340

		3,420,374

General 13.4%
Build NYC Resource Corp., Bronx Charter School for Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	1,160,000	1,186,970
Erie County Fiscal Stability Authority, Revenue Bonds 3.00%, due 9/1/34	1,250,000	1,195,275
Hudson Yards Infrastructure Corp., Revenue Bonds 5.25%, due 2/15/47	1,400,000	1,489,654
5.75%, due 2/15/47	2,025,000	2,215,249
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/46	2,300,000	2,333,166
New York City Industrial Development Agency, Queens Baseball Stadium, Revenue Bonds Insured: AMBAC 5.00%, due 1/1/31	465,000	466,209
Insured: AMBAC 5.00%, due 1/1/36	1,780,000	1,784,575
Insured: AMBAC 5.00%, due 1/1/39	560,000	567,515
Insured: AGC 6.375%, due 1/1/39	500,000	514,235
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,088,440
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds Insured: AGC (zero coupon), due 3/1/40	380,000	158,019
Insured: AGC (zero coupon), due 3/1/44	500,000	168,730

12	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General (continued)
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds (continued)
Insured: AGC (zero coupon), due 3/1/45	$200,000	$64,374
Insured: AGC (zero coupon), due 3/1/46	3,250,000	997,360
Insured: AGC (zero coupon), due 3/1/47	1,115,000	326,104
♦New York City Transitional Finance Authority, Building Aid, Revenue Bonds Series S-1 4.00%, due 7/15/36	1,500,000	1,552,530
Series S-3 4.00%, due 7/15/46	2,905,000	2,968,445
Series S-3 5.00%, due 7/15/43	2,500,000	2,856,200
Series S 6.00%, due 7/15/38	500,000	504,210
New York City Trust for Cultural Resources, American Museum of National History, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,112,940
New York City Trust For Cultural Resources, The Museum of Modern Art, Revenue Bonds 4.00%, due 4/1/30	1,200,000	1,315,740
New York Convention Center Development Corp., Revenue Bonds Series B, Insured: AGM (zero coupon), due 11/15/49	6,500,000	1,741,610
5.00%, due 11/15/40	1,500,000	1,673,130
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	500,000	500,025
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,002,630
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, Insured: AMBAC 5.50%, due 7/1/24	650,000	677,358
Series C, Insured: AMBAC 5.50%, due 7/1/18	1,080,000	1,084,482
Puerto Rico Municipal Finance Agency, Revenue Bonds Series C, Insured: AGC 5.25%, due 8/1/23	100,000	107,822

	Principal Amount	Value
General (continued)
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	$1,000,000	$1,136,090
Syracuse Industrial Development Agency, Revenue Bonds Series A 3.25%, due 5/1/34	1,000,000	970,770
♦Territory of Guam, Revenue Bonds Series A 5.125%, due 1/1/42	3,000,000	3,098,310
Series D 5.00%, due 11/15/35	1,450,000	1,534,810
Series A 6.50%, due 11/1/40	2,000,000	2,210,300
Territory of Guam, Section 30, Revenue Bonds Series A 5.00%, due 12/1/32	1,000,000	1,075,760
Series A 5.375%, due 12/1/24	1,125,000	1,185,210
Series A 5.75%, due 12/1/34	500,000	529,665
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Subseries A 6.00%, due 10/1/39	505,000	343,400
Series A 6.625%, due 10/1/29	775,000	565,750
Series A 6.75%, due 10/1/37	1,630,000	1,177,675
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,415,000	1,486,472

		46,967,209

General Obligation 10.2%
Buffalo NY, Limited General Obligation Series A 5.00%, due 4/1/27	500,000	587,670
Series A 5.00%, due 4/1/28	400,000	467,012
City of New York NY, Unlimited General Obligation Subseries A-7 1.63%, due 8/1/44 (c)	300,000	300,000
Subseries J-6 1.58%, due 8/1/24 (c)	1,700,000	1,700,000
Series B-1 4.00%, due 10/1/41	500,000	513,020

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
City of Newburgh NY, Limited General Obligation Series A, Insured: AGM 3.50%, due 7/15/36	$725,000	$706,831
Series A 5.50%, due 6/15/31	500,000	546,660
City of Ogdensburg NY, Public Improvement, Limited General Obligation 5.50%, due 4/15/23	40,000	41,811
5.50%, due 4/15/24	45,000	46,873
5.50%, due 4/15/26	50,000	51,838
5.50%, due 4/15/28	55,000	56,370
City of Yonkers NY, Limited General Obligation Series A, Insured: BAM 4.00%, due 9/1/31	1,500,000	1,592,355
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 7/1/35	835,000	865,528
Insured: AGM 5.25%, due 7/1/20	375,000	392,936
Series A, Insured: AGM 5.25%, due 7/1/24	150,000	158,945
Series A, Insured: AGM 5.375%, due 7/1/25	140,000	149,435
Series A, Insured: NATL 5.50%, due 7/1/19	820,000	841,336
Series A, Insured: AGC 5.50%, due 7/1/29	225,000	255,136
County of Nassau NY, Limited General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,055,740
Series C, Insured: BAM 5.00%, due 4/1/39	4,000,000	4,484,920
County of Rockland NY, Limited General Obligation Insured: AGM 4.00%, due 5/1/44	915,000	942,148
Insured: AGM 4.00%, due 5/1/45	950,000	977,512
Insured: AGM 4.00%, due 5/1/46	985,000	1,012,836
Insured: AGM 4.00%, due 5/1/48	1,065,000	1,093,606
Insured: BAM 5.00%, due 6/1/24	500,000	568,885

	Principal Amount	Value
General Obligation (continued)
County of Rockland NY, Limited General Obligation (continued)
Insured: BAM 5.00%, due 6/1/25	$560,000	$644,829
Insured: BAM 5.00%, due 6/1/26	550,000	639,540
Glens Falls NY, Limited General Obligation Insured: AGM 4.00%, due 1/15/31	500,000	532,020
Insured: AGM 4.00%, due 1/15/32	315,000	332,290
Insured: AGM 4.00%, due 1/15/33	250,000	262,850
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 4.75%, due 8/1/22	1,420,000	1,424,445
Town of Oyster Bay NY, Limited General Obligation Series C 4.00%, due 6/1/18	2,000,000	2,003,080
Insured: AGM 4.00%, due 8/1/30	365,000	382,560
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation 4.00%, due 2/15/26	3,440,000	3,630,576
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	549,010
Village of Johnson City NY, Limited General Obligation Series A 4.00%, due 2/22/19	550,000	550,841
Village of Valley Stream NY, Limited General Obligation Insured: BAM 4.00%, due 4/1/33	490,000	513,358
Insured: BAM 4.00%, due 4/1/34	510,000	531,063
Insured: BAM 4.00%, due 4/1/35	530,000	550,400
Insured: BAM 4.00%, due 4/1/36	550,000	569,239
Insured: BAM 4.00%, due 4/1/37	570,000	588,742
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A. Insured: AGM 5.00%, due 10/1/32	1,200,000	1,260,612
Series A 5.00%, due 10/1/32	1,000,000	697,500

14	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
General Obligation (continued)
Virgin Islands Public Finance Authority, Revenue Bonds Series A 5.00%, due 10/1/29	$1,000,000	$700,000

		35,772,358

Higher Education 11.6%
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds 4.00%, due 8/1/42	1,500,000	1,504,530
Build NYC Resource Corp., New York Law School Project, Revenue Bonds 5.00%, due 7/1/30	3,865,000	4,243,422
5.00%, due 7/1/33	1,520,000	1,652,848
5.00%, due 7/1/41	200,000	214,854
County of Cattaraugus NY, St. Bonaventure University, Revenue Bonds 5.00%, due 5/1/44	1,200,000	1,301,508
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-2 4.50%, due 8/1/36	395,000	360,896
Series A-1 5.00%, due 8/1/46	1,525,000	1,449,696
Dutchess County Local Development Corp., Culinary Institute of America Project, Revenue Bonds Series A-1 5.00%, due 7/1/31	375,000	419,996
5.00%, due 7/1/33	400,000	444,972
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	1,000,000	1,088,490
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,097,000
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	361,139
Monroe County Industrial Development Corp., University of Rochester Project, Revenue Bonds Series D 4.00%, due 7/1/43	2,470,000	2,528,984

	Principal Amount	Value
Higher Education (continued)
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 10/1/47	$1,655,000	$1,609,719
New York City of Albany Capital Resource Corp., Albany College of Pharmacy & Health Sciences Project, Revenue Bonds Series A 5.00%, due 12/1/33	150,000	163,395
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,596,450
New York State Dormitory Authority, Fordham University, Revenue Bonds Series A 5.00%, due 7/1/41	1,000,000	1,119,990
New York State Dormitory Authority, New York University, Revenue Bonds Series A 4.00%, due 7/1/43	2,950,000	3,047,497
Series A 5.25%, due 7/1/48	755,000	759,409
New York State Dormitory Authority, Pace University, Revenue Bonds Series A 4.00%, due 5/1/33	400,000	403,428
Series A 4.25%, due 5/1/42	450,000	454,644
New York State Dormitory Authority, Rochester, Revenue Bonds Series B 1.55%, due 7/1/33 (c)	400,000	400,000
New York State Dormitory Authority, The New School, Revenue Bonds Series A 5.00%, due 7/1/35	210,000	232,321
6.00%, due 7/1/50	1,500,000	1,626,390
New York State Dormitory Authority, Touro College & University System, Revenue Bonds 5.00%, due 1/1/42	5,000,000	5,426,450
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,064,390
St. Lawrence County Industrial Development Agency, Civic Development Corp., St. Lawrence University, Revenue Bonds Series A 4.00%, due 7/1/43	3,000,000	3,016,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Higher Education (continued)
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.00%, due 9/1/47	$1,300,000	$1,439,685
5.375%, due 9/1/41	500,000	542,975
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Revenue Bonds 5.00%, due 8/1/32	1,000,000	1,118,230

		40,689,808

Housing 1.2%
Albany Capital Resource Corp., Empire Commons Student Housing, Inc. Project, Revenue Bonds Series A 5.00%, due 5/1/29	600,000	687,978
Series A 5.00%, due 5/1/30	350,000	399,711
Series A 5.00%, due 5/1/31	200,000	227,644
City of Amherst NY, UBF Faculty-Student Housing Corp., Revenue Bonds Series S, Insured: AGM 5.00%, due 10/1/45	2,000,000	2,261,060
Westchester County Local Development Corp., Revenue Bonds 5.00%, due 6/1/42	500,000	556,665

		4,133,058

Medical 6.0%
♦Dutchess County Local Development Corp., Health Quest Systems, Inc., Revenue Bonds Series B 5.00%, due 7/1/46	6,000,000	6,589,320
Jefferson County NY, Civic Facility Development Corp., Samaritan Medical Center Project, Revenue Bonds 4.00%, due 11/1/31	2,705,000	2,730,589
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	583,486
Series A 5.00%, due 12/1/42	1,000,000	1,063,380
Monroe County NY Industrial Development Corp., Rochester General Hospital, Revenue Bonds 4.00%, due 12/1/37	1,000,000	1,003,580

	Principal Amount	Value
Medical (continued)
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, Revenue Bonds 5.00%, due 7/1/34	$250,000	$270,763
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds Series A 5.00%, due 7/1/32	600,000	630,996
Series B 5.00%, due 7/1/32	390,000	410,147
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	991,016
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,612,800
New York State Dormitory Authority, Orange Regional Medical Center, Revenue Bonds 5.00%, due 12/1/34 (b)	3,500,000	3,780,805
5.00%, due 12/1/35	100,000	107,257
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	965,000	1,055,237
Suffolk County Economic Development Corp., Catholic Health Services of Long Island, Revenue Bonds Series C 5.00%, due 7/1/33	250,000	272,208

		21,101,584

Multi-Family Housing 7.8%
Albany, Housing Authority, Nutgrove Garden Apartments Project, Revenue Bonds 2.05%, due 12/1/25 (a)(c)	830,000	830,000
♦New York City NY, Housing Development Corp., 8 Spruce Street Multifamily Mortgage, Revenue Bonds Series D 3.00%, due 2/15/48	7,900,000	7,807,017
New York City NY, Housing Development Corp., Multifamily, Sustainable Neighborhood, Revenue Bonds Series G-1 3.70%, due 11/1/47	1,000,000	966,830
Series I-1 4.05%, due 11/1/41	1,000,000	1,011,620
Series I-1 4.15%, due 11/1/46	3,250,000	3,293,940

16	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Multi-Family Housing (continued)
New York City NY, Housing Development Corp., Revenue Bonds Series G-1 3.85%, due 11/1/45	$615,000	$620,640
Series A 5.00%, due 7/1/23	1,400,000	1,579,382
New York State Housing Finance Agency, 160 Madison Avenue, Revenue Bonds Series A 1.55%, due 11/1/46 (c)	5,700,000	5,700,000
New York State Housing Finance Agency, 505 West 37th Street, Revenue Bonds (c) Series A 1.59%, due 5/1/42	1,100,000	1,100,000
Series B 1.59%, due 5/1/42	2,250,000	2,250,000
Series A 1.68%, due 5/1/42 (a)	1,900,000	1,900,000
Rensselaer NY Housing Authority, Van Rensselaer & Renwyck Apartments, Revenue Bonds 5.00%, due 12/1/47	175,000	165,448

		27,224,877

Nursing Homes 0.9%
Brookhaven NY Local Development Corp., Jefferson’s Ferry Project, Revenue Bonds 5.25%, due 11/1/36	600,000	675,660
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	1,625,000	1,687,644
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds 5.00%, due 7/1/44	750,000	800,707

		3,164,011

Pollution 2.0%
Dutchess County Resource Recovery Agency, Solid Waste System, Revenue Bonds (a) 5.00%, due 1/1/25	1,000,000	1,127,030
5.00%, due 1/1/26	1,000,000	1,138,920
New York State Energy Research & Development Authority, Niagara Mohawk Power Corp., Revenue Bonds Insured: AMBAC 4.743%, due 12/1/25 (c)	600,000	600,000

	Principal Amount	Value
Pollution (continued)
New York State Energy Research & Development Authority, Revenue Bonds Insured: AMBAC 4.70%, due 3/1/27 (c)	$4,000,000	$4,000,000

		6,865,950

Power 1.2%
Guam Power Authority, Revenue Bonds Series A 5.00%, due 10/1/38	2,700,000	2,842,803
Series A 5.00%, due 10/1/40	1,250,000	1,312,175
Puerto Rico Electric Power Authority, Revenue Bonds Series TT, Insured: NATL-RE 5.00%, due 7/1/23	165,000	165,033

		4,320,011

School District 1.2%
Genesee Valley Central School District at Angelica Belmont, Unlimited General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	689,006
Harrison NY, Central School District, Unlimited General Obligation Insured:State Aid Withholding 3.50%, due 3/15/44	1,015,000	979,719
Insured:State Aid Withholding 3.50%, due 3/15/45	1,055,000	1,015,754
Insured:State Aid Withholding 3.55%, due 3/15/47	1,130,000	1,092,258
Poughkeepsie NY City School District, Unlimited General Obligation Insured: MAC 3.00%, due 5/1/33	400,000	386,816

		4,163,553

Tobacco Settlement 7.3%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	790,103
Children’s Trust Fund, Asset-Backed BDS, Revenue Bonds Series A (zero coupon), due 5/15/50	2,500,000	212,675
5.625%, due 5/15/43	1,500,000	1,440,105
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds Series A-3 5.125%, due 6/1/46	5,615,000	5,481,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Tobacco Settlement (continued)
New York Counties Tobacco Trust IV, Settlement Pass Through, Revenue Bonds Series A 5.00%, due 6/1/42	$1,000,000	$988,910
Series A 5.00%, due 6/1/45	145,000	141,836
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	1,600,000	479,664
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	534,600
Rockland Tobacco Asset Securitization Corp., Asset-Backed, Revenue Bonds Series B (zero coupon), due 8/15/50 (b)	13,000,000	1,366,690
♦Suffolk Tobacco Asset Securitization Corp., Revenue Bonds Series B 5.25%, due 6/1/37	850,000	922,921
Series B 6.00%, due 6/1/48	1,000,000	1,000,500
Series C 6.625%, due 6/1/44	5,300,000	5,579,681
TSASC, Inc., Revenue Bonds Series B 5.00%, due 6/1/45	2,500,000	2,518,050
Series B 5.00%, due 6/1/48	3,900,000	3,917,082
Westchester Tobacco Asset Securitization, Revenue Bonds Series B 5.00%, due 6/1/41	250,000	270,653

		25,644,833

Transportation 10.9%
Buffalo & Fort Erie Public Bridge Authority, Revenue Bonds 5.00%, due 1/1/47	2,400,000	2,680,248
♦Metropolitan Transportation Authority, Revenue Bonds Subseries D-2 1.72%, due 11/1/35 (c)	6,000,000	6,000,000
Series F 5.00%, due 11/15/34	1,000,000	1,125,380
Series A1 5.00%, due 11/15/36	1,000,000	1,118,380
Series E-1 5.00%, due 11/15/42	890,000	995,237

	Principal Amount	Value
Transportation (continued)
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A 5.00%, due 11/15/56	$5,205,000	$5,600,216
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds Series A 5.25%, due 1/1/56	2,500,000	2,807,825
New York State Thruway Authority, Revenue Bonds Series L 4.00%, due 1/1/36	4,000,000	4,155,960
Port Authority of New York & New Jersey, Revenue Bonds Consolidated—Series 190 5.00%, due 5/1/32	595,000	629,177
Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,641,765
Series 198 5.00%, due 11/15/46	2,000,000	2,260,640
Puerto Rico Highway & Transportation Authority, Revenue Bonds Insured: AGC 5.00%, due 7/1/23	340,000	341,010
Series N, Insured: NATL-RE 5.25%, due 7/1/32	1,010,000	995,577
Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,106,000
♦Triborough Bridge & Tunnel Authority, Revenue Bonds Subseries B-2 1.55%, due 1/1/32 (c)	1,800,000	1,800,000
Series F 1.59%, due 11/1/32 (c)	2,740,000	2,740,000
Series B 5.00%, due 11/15/45	2,000,000	2,253,620

		38,251,035

Utilities 2.1%
Guam Government, Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,304,440
Long Island Power Authority, Revenue Bonds 5.00%, due 9/1/42	2,000,000	2,255,640
Series A 5.00%, due 9/1/44	2,000,000	2,197,520
Series B 5.00%, due 9/1/45	1,000,000	1,103,680
Series B 5.00%, due 9/1/46	245,000	273,408

		7,134,688

18	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Water 3.0%
Great Neck North, Water Authority, Revenue Bonds Series A 4.00%, due 1/1/32	$250,000	$271,815
Series A 4.00%, due 1/1/33	425,000	460,250
Series A 4.00%, due 1/1/34	250,000	269,303
Guam Government, Waterworks Authority, Revenue Bonds 5.00%, due 1/1/46	925,000	977,614
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	750,000	823,808
New York City Municipal Water & Sewer System, 2nd General Resolution, Revenue Bonds Series BB-1 1.62%, due 6/15/39 (c)	1,500,000	1,500,000
New York City Water & Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,112,290
Niagara Falls Public Water Authority, Water & Sewer System, Revenue Bonds Series A 5.00%, due 7/15/34	770,000	871,047
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds Senior Lien-Series A 6.00%, due 7/1/38	1,255,000	1,025,962
Series A 6.00%, due 7/1/44	400,000	327,000

	Principal Amount	Value
Water (continued)
Saratoga County Water Authority, Revenue Bonds 4.00%, due 9/1/48	$2,825,000	$2,907,659

		10,546,748

Total Municipal Bonds (Cost $340,925,869)		339,800,772

	Shares
Closed-End Funds 0.4%
New York 0.4%
Nuveen New York AMT-Free Quality Municipal Income Fund	100,000	1,206,000

Total Closed-End Funds (Cost $1,368,040)		1,206,000

Total Investments (Cost $342,293,909)	97.5%	341,006,772
Other Assets, Less Liabilities	2.5	8,844,650
Net Assets	100.0%	$349,851,422

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2018.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(161)	June 2018	$(19,281,883)	$(19,259,625)	$22,258
United States Treasury Long Bond	(14)	June 2018	(1,989,178)	(2,013,813)	(24,635)

			$(21,271,061)	$(21,273,438)	$(2,377)

1.	As of April 30, 2018, cash in the amount of $175,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$339,800,772	$—	$339,800,772
Closed-End Funds	1,206,000	—	—	1,206,000

Total Investments in Securities	1,206,000	339,800,772	—	341,006,772

Other Financial Instruments
Futures Contracts (b)	22,258	—	—	22,258

Total Investments in Securities and Other Financial Instruments	$1,228,258	$339,800,772	$—	$341,029,030

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(24,635)	$—	$—	$(24,635)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $342,293,909)	$341,006,772
Cash	6,895,032
Cash collateral on deposit at broker for futures contracts	175,000
Receivables:
Fund shares sold	4,488,339
Dividends and interest	4,314,382
Investment securities sold	2,205,804
Other assets	12,044

Total assets	359,097,373

Liabilities
Payables:
Investment securities purchased	8,238,448
Fund shares redeemed	525,462
Manager (See Note 3)	121,994
NYLIFE Distributors (See Note 3)	52,864
Professional fees	34,932
Variation margin on futures contracts	28,438
Shareholder communication	11,911
Custodian	2,129
Transfer agent (See Note 3)	2,078
Trustees	250
Dividend payable	227,244
Accrued expenses	201

Total liabilities	9,245,951

Net assets	$349,851,422

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) 1 billion shares authorized	$34,250
Additional paid-in capital	354,743,281

354,777,531
Undistributed net investment income	8,132
Accumulated net realized gain (loss) on investments and futures transactions	(3,644,727)
Net unrealized appreciation (depreciation) on investments and futures contracts	(1,289,514)

Net assets	$349,851,422

Class A
Net assets applicable to outstanding shares	$161,367,188

Shares of beneficial interest outstanding	15,799,059

Net asset value per share outstanding	$10.21
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.69

Investor Class
Net assets applicable to outstanding shares	$340,275

Shares of beneficial interest outstanding	33,303

Net asset value per share outstanding	$10.22
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.70

Class C
Net assets applicable to outstanding shares	$49,715,345

Shares of beneficial interest outstanding	4,866,821

Net asset value and offering price per share outstanding	$10.22

Class I
Net assets applicable to outstanding shares	$138,428,614

Shares of beneficial interest outstanding	13,550,567

Net asset value and offering price per share outstanding	$10.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,814,721
Dividends	28,350
Other income	821

Total income	5,843,892

Expenses
Manager (See Note 3)	712,794
Distribution/Service—Class A (See Note 3)	191,774
Distribution/Service—Investor Class (See Note 3)	417
Distribution/Service—Class C (See Note 3)	119,064
Transfer agent (See Note 3)	38,589
Professional fees	33,928
Shareholder communication	8,237
Registration	5,771
Trustees	2,865
Custodian	1,657
Miscellaneous	7,513

Total expenses before waiver/reimbursement	1,122,609
Expense waiver/reimbursement from Manager (See Note 3)	(93,600)

Net expenses	1,029,009

Net investment income (loss)	4,814,883

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(296,765)
Futures transactions	1,081,419

Net realized gain (loss) on investments and futures transactions	784,654

Net change in unrealized appreciation (depreciation) on:
Investments	(3,962,429)
Futures contracts	(274,794)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,237,223)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,452,569)

Net increase (decrease) in net assets resulting from operations	$1,362,314

22	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,814,883	$7,844,649
Net realized gain (loss) on investments and futures transactions	784,654	(1,789,451)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,237,223)	(3,496,829)

Net increase (decrease) in net assets resulting from operations	1,362,314	2,558,369

Dividends to shareholders:
From net investment income:
Class A	(2,574,449)	(4,354,310)
Investor Class	(5,558)	(12,192)
Class C	(732,650)	(1,360,127)
Class I	(1,501,670)	(2,118,020)

Total dividends to shareholders	(4,814,327)	(7,844,649)

Capital share transactions:
Net proceeds from sale of shares	141,128,876	121,399,755
Net asset value of shares issued to shareholders in reinvestment of dividends	3,465,068	5,619,509
Cost of shares redeemed	(48,094,206)	(83,168,686)

Increase (decrease) in net assets derived from capital share transactions	96,499,738	43,850,578

Net increase (decrease) in net assets	93,047,725	38,564,298

Net Assets
Beginning of period	256,803,697	218,239,399

End of period	$349,851,422	$256,803,697

Undistributed net investment income at end of period	$8,132	$7,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.34	$10.58	$10.33	$10.35	$9.50	$10.38

Net investment income (loss)	0.17	0.36	0.36	0.37	0.38	0.36
Net realized and unrealized gain (loss) on investments	(0.13)	(0.24)	0.25	(0.02)	0.85	(0.84)

Total from investment operations	0.04	0.12	0.61	0.35	1.23	(0.48)

Less dividends and distributions:
From net investment income	(0.17)	(0.36)	(0.36)	(0.37)	(0.38)	(0.36)
From net realized gain on investments	—	—	—	—	—	(0.04)

Total dividends	(0.17)	(0.36)	(0.36)	(0.37)	(0.38)	(0.40)

Net asset value at end of period	$10.21	$10.34	$10.58	$10.33	$10.35	$9.50

Total investment return (a)	0.40%	1.23%	5.95%	3.47%	13.21%	(4.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%††	3.50%	3.33%	3.60%	3.82%	3.61%
Net expenses	0.75%††	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses (before waiver/reimbursement)	0.82%††	0.83%	0.85%	0.86%	0.85%	0.92%
Portfolio turnover rate	16%	30%	28%	19%	48%	61%
Net assets at end of period (in 000’s)	$161,367	$148,823	$120,368	$52,996	$24,453	$19,314

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.34	$10.59	$10.33	$10.35	$9.51	$10.38

Net investment income (loss)	0.17	0.36	0.36	0.37	0.37	0.34
Net realized and unrealized gain (loss) on investments	(0.12)	(0.25)	0.26	(0.02)	0.84	(0.83)

Total from investment operations	0.05	0.11	0.62	0.35	1.21	(0.49)

Less dividends and distributions:
From net investment income	(0.17)	(0.36)	(0.36)	(0.37)	(0.37)	(0.34)
From net realized gain on investments	—	—	—	—	—	(0.04)

Total dividends and distributions	(0.17)	(0.36)	(0.36)	(0.37)	(0.37)	(0.38)

Net asset value at end of period	$10.22	$10.34	$10.59	$10.33	$10.35	$9.51

Total investment return (a)	0.49%	1.10%	6.02%	3.42%	12.95%	(4.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33%††	3.48%	3.33%	3.56%	3.71%	3.41%
Net expenses	0.78%††	0.79%	0.79%	0.81%	0.87%	0.98%
Expenses (before waiver/reimbursement)	0.85%††	0.87%	0.89%	0.92%	0.97%	1.15%
Portfolio turnover rate	16%	30%	28%	19%	48%	61%
Net assets at end of period (in 000’s)	$340	$356	$334	$188	$165	$95

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay MacKay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.34	$10.59	$10.34	$10.35	$9.51	$10.38

Net investment income (loss)	0.16	0.33	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.12)	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.04	0.08	0.58	0.33	1.18	(0.51)

Less dividends and distributions:
From net investment income	(0.16)	(0.33)	(0.33)	(0.34)	(0.34)	(0.32)
From net realized gain on investments	—	—	—	—	—	(0.04)

Total dividends	(0.16)	(0.33)	(0.33)	(0.34)	(0.34)	(0.36)

Net asset value at end of period	$10.22	$10.34	$10.59	$10.34	$10.35	$9.51

Total investment return (a)	0.36%	0.85%	5.65%	3.25%	12.66%	(5.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08%††	3.23%	3.04%	3.27%	3.45%	3.11%
Net expenses	1.03%††	1.03%	1.04%	1.06%	1.12%	1.23%
Expenses (before waiver/reimbursement)	1.10%††	1.11%	1.14%	1.17%	1.22%	1.40%
Portfolio turnover rate	16%	30%	28%	19%	48%	61%
Net assets at end of period (in 000’s)	$49,715	$45,547	$43,644	$18,013	$5,538	$3,166

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.34	$10.59	$10.34	$10.35	$9.51	$10.38

Net investment income (loss)	0.18	0.39	0.39	0.40	0.41	0.39
Net realized and unrealized gain (loss) on investments	(0.12)	(0.25)	0.25	(0.01)	0.84	(0.83)

Total from investment operations	0.06	0.14	0.64	0.39	1.25	(0.44)

Less dividends and distributions:
From net investment income	(0.18)	(0.39)	(0.39)	(0.40)	(0.41)	(0.39)
From net realized gain on investments	—	—	—	—	—	(0.04)

Total dividends	(0.18)	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value at end of period	$10.22	$10.34	$10.59	$10.34	$10.35	$9.51

Total investment return (a)	0.63%	1.39%	6.22%	3.84%	13.37%	(4.41%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.59%††	3.76%	3.61%	3.86%	4.09%	3.87%
Net expenses	0.50%††	0.50%	0.50%	0.50%	0.50%	0.50%
Expenses (before waiver/reimbursement)	0.56%††	0.58%	0.60%	0.61%	0.60%	0.67%
Portfolio turnover rate	16%	30%	28%	19%	48%	61%
Net assets at end of period (in 000’s)	$138,429	$62,078	$53,894	$39,528	$71,532	$52,307

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay New York Tax Free Opportunities Fund (formerly known as MainStay New York Tax Free Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Investor Class, Class C and Class I shares have an inception date of May 14, 2012. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market

26	MainStay MacKay New York Tax Free Opportunities Fund

participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

27

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures

28	MainStay MacKay New York Tax Free Opportunities Fund

against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2018, 80.9% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$22,258	$22,258

Total Fair Value		$22,258	$22,258

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(24,635)	$(24,635)

Total Fair Value		$(24,635)	$(24,635)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

29

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,081,419	$1,081,419

Total Realized Gain (Loss)		$1,081,419	$1,081,419

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(274,794)	$(274,794)

Total Change in Unrealized Appreciation (Depreciation)		$(274,794)	$(274,794)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(21,608,073)	$(21,608,073)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class C, Class I and Class T. In addition, New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $712,794 and waived its fees and/or reimbursed expenses in the amount of $93,600.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution

30	MainStay MacKay New York Tax Free Opportunities Fund

and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,885 and $284, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $18,564 and $981, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$16,614
Investor Class	91
Class C	12,928
Class I	8,956

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$342,293,909	$4,429,359	$(5,716,496)	$(1,287,137)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $4,156,964 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,941	$216

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$82,435
Exempt Interest Dividends	7,762,214
Total	$7,844,649

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain

31

Notes to Financial Statements (Unaudited) (continued)

other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $137,001 and $45,895, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	3,526,436	$36,338,534
Shares issued to shareholders in reinvestment of dividends and distributions	197,981	2,033,902
Shares redeemed	(2,328,334)	(24,022,239)

Net increase (decrease) in shares outstanding before conversion	1,396,083	14,350,197
Shares converted into Class A (See Note 1)	7,917	81,537
Shares converted from Class A (See Note 1)	(1,189)	(12,174)

Net increase (decrease)	1,402,811	$14,419,560

Year ended October 31, 2017:
Shares sold	7,541,792	$77,735,458
Shares issued to shareholders in reinvestment of dividends and distributions	334,580	3,443,356
Shares redeemed	(4,624,112)	(47,401,217)

Net increase (decrease) in shares outstanding before conversion	3,252,260	33,777,597
Shares converted into Class A (See Note 1)	13,582	139,888
Shares converted from Class A (See Note 1)	(242,715)	(2,473,572)

Net increase (decrease)	3,023,127	$31,443,913

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,581	$78,140
Shares issued to shareholders in reinvestment of dividends and distributions	485	4,984
Shares redeemed	(2,457)	(25,345)

Net increase (decrease) in shares outstanding before conversion	5,609	57,779
Shares converted into Investor Class (See Note 1)	1,189	12,174
Shares converted from Investor Class (See Note 1)	(7,917)	(81,537)

Net increase (decrease)	(1,119)	$(11,584)

Year ended October 31, 2017:
Shares sold	21,399	$220,039
Shares issued to shareholders in reinvestment of dividends and distributions	1,070	11,015
Shares redeemed	(7,736)	(79,275)

Net increase (decrease) in shares outstanding before conversion	14,733	151,779
Shares converted into Investor Class (See Note 1)	1,728	17,976
Shares converted from Investor Class (See Note 1)	(13,582)	(139,888)

Net increase (decrease)	2,879	$29,867

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	776,163	$8,003,722
Shares issued to shareholders in reinvestment of dividends and distributions	41,817	429,625
Shares redeemed	(356,582)	(3,673,883)

Net increase (decrease)	461,398	$4,759,464

Year ended October 31, 2017:
Shares sold	1,356,648	$13,991,644
Shares issued to shareholders in reinvestment of dividends and distributions	76,957	791,783
Shares redeemed	(1,146,793)	(11,776,500)

Net increase (decrease) in shares outstanding before conversion	286,812	3,006,927
Shares converted from Class C (See Note 1)	(4,430)	(45,978)

Net increase (decrease)	282,382	$2,960,949

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,430,477	$96,708,480
Shares issued to shareholders in reinvestment of dividends and distributions	97,131	996,557
Shares redeemed	(1,981,074)	(20,372,739)

Net increase (decrease)	7,546,534	$77,332,298

Year ended October 31, 2017:
Shares sold	2,866,527	$29,452,614
Shares issued to shareholders in reinvestment of dividends and distributions	133,520	1,373,355
Shares redeemed	(2,332,437)	(23,911,694)

Net increase (decrease) in shares outstanding before conversion	667,610	6,914,275
Shares converted into Class I (See Note 1)	245,413	2,501,574

Net increase (decrease)	913,023	$9,415,849

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay MacKay New York Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (now known as the MainStay MacKay New York Tax Free Opportunities Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

34	MainStay MacKay New York Tax Free Opportunities Fund

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

36	MainStay MacKay New York Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

37

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1738064 MS126-18	MSNTF10-06/18 (NYLIM) NL035

MainStay MacKay S&P 500 Index Fund (Formerly known as MainStay S&P 500 Index Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	0.41 3.52%	9.25 12.63%	11.63 12.31%	8.08 8.41%	0.58 0.58%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	0.33 3.43	9.11 12.49	11.51 12.19	7.98 8.31	0.76 0.76
Class I Shares	No Sales Charge		1/2/1991	3.66	12.92	12.59	8.69	0.33

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
Morningstar Large Blend Category Average[4]	3.48	11.94	11.42	8.10

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,035.20	$2.78	$1,022.10	$2.76	0.55%

Investor Class Shares	$1,000.00	$1,034.30	$3.53	$1,021.30	$3.51	0.70%

Class I Shares	$1,000.00	$1,036.60	$1.51	$1,023.30	$1.51	0.30%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of April 30, 2018 (Unaudited)

Banks	6.4%
Software	5.9
Oil, Gas & Consumable Fuels	5.3
Internet Software & Services	4.8
Pharmaceuticals	4.5
IT Services	4.3
Technology Hardware, Storage & Peripherals	4.2
Semiconductors & Semiconductor Equipment	4.0
Internet & Direct Marketing Retail	3.9
Capital Markets	3.2
Health Care Providers & Services	3.2
Health Care Equipment & Supplies	2.9
Aerospace & Defense	2.8
Equity Real Estate Investment Trusts	2.7
Biotechnology	2.6
Insurance	2.6
Media	2.4
Specialty Retail	2.2
Chemicals	2.1
Diversified Telecommunication Services	1.9
Hotels, Restaurants & Leisure	1.9
Beverages	1.8
Electric Utilities	1.8
Diversified Financial Services	1.7
Industrial Conglomerates	1.6
Machinery	1.6
Food & Staples Retailing	1.4
Household Products	1.3
Communications Equipment	1.1
Food Products	1.1
Road & Rail	1.0
Tobacco	1.0
Multi-Utilities	0.9

Energy Equipment & Services	0.8%
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.7
Consumer Finance	0.7
Airlines	0.5
Electrical Equipment	0.5
Multiline Retail	0.5
Automobiles	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Professional Services	0.3
Auto Components	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Real Estate Management & Development	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Short-Term Investment	0.5
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	JPMorgan Chase & Co.

7.	Berkshire Hathaway, Inc., Class B

8.	Johnson & Johnson

9.	Exxon Mobil Corp.

10.	Bank of America Corp.

8	MainStay MacKay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay S&P 500 Index Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay S&P 500 Index Fund returned 3.52% for Class A shares and 3.43% for Investor Class shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 3.66%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Although the Fund seeks investment results that correspond to the total return performance of common stocks in the aggregate, as represented by the S&P 500® Index, the Fund’s net performance will typically lag that of the Index because the Fund incurs operating expenses that the Index does not. For the six months ended April 30, 2018, Class A shares and Class I shares outperformed—and Investor Class chares underperformed—the 3.48% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay S&P 500 Index Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were Internet & direct marketing retail, personal products, and communications equipment. Over the same period, the S&P 500® industries with the lowest total returns were tobacco, industrial conglomerates and health care technology.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were Internet & direct marketing retail, software, and oil gas & consumable fuels. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were industrial conglomerates, tobacco and household products.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were retail company Macy’s, data storage company Seagate Technology and streaming media company Netflix. Over the same period, the S&P 500® stocks with the lowest total returns were pharmaceuticals company Incyte, specialty retailer Signet Jewelers, Ltd., and health care providers & services company Patterson Cos.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were Internet & direct marketing retailer Amazon.com; software company Microsoft; and technology hardware, storage & peripherals company Apple.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were industrial conglomerate General Electric, household products company Procter & Gamble, and tobacco company Philip Morris International.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, six companies were added to the S&P 500® Index and six companies were deleted from the S&P 500® Index. In terms of Index weight, significant additions to the Index included capital markets company MSCI Inc. and biopharmaceutical company Nektar Therapeutics. Significant deletions included health care equipment & supplies company C.R. Bard and media company Scripps Networks Interactive.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 99.5%†
Aerospace & Defense 2.8%
Arconic, Inc.	23,180	$412,836
Boeing Co.	30,308	10,109,537
General Dynamics Corp.	15,130	3,045,820
Harris Corp.	6,524	1,020,484
Huntington Ingalls Industries, Inc.	2,483	603,890
L3 Technologies, Inc.	4,276	837,583
Lockheed Martin Corp.	13,612	4,367,274
Northrop Grumman Corp.	9,527	3,068,075
Raytheon Co.	15,821	3,242,356
Rockwell Collins, Inc.	8,910	1,180,931
Textron, Inc.	14,416	895,810
TransDigm Group, Inc.	2,644	847,587
United Technologies Corp.	40,751	4,896,233

		34,528,416

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	7,629	702,097
Expeditors International of Washington, Inc.	9,725	621,039
FedEx Corp.	13,501	3,337,447
United Parcel Service, Inc., Class B	37,600	4,267,600

		8,928,183

Airlines 0.5%
Alaska Air Group, Inc.	6,735	437,304
American Airlines Group, Inc.	23,071	990,438
Delta Air Lines, Inc.	35,632	1,860,703
Southwest Airlines Co.	29,636	1,565,670
United Continental Holdings, Inc. (a)	13,228	893,419

		5,747,534

Auto Components 0.2%
Aptiv PLC	14,548	1,230,470
BorgWarner, Inc.	10,846	530,803
Goodyear Tire & Rubber Co.	13,481	338,508

		2,099,781

Automobiles 0.4%
Ford Motor Co.	213,511	2,399,864
General Motors Co.	69,183	2,541,783
Harley-Davidson, Inc.	9,210	378,807

		5,320,454

Banks 6.4%
♦Bank of America Corp.	524,165	15,683,017
BB&T Corp.	42,590	2,248,752
Citigroup, Inc.	140,808	9,612,962
Citizens Financial Group, Inc.	26,925	1,117,118
Comerica, Inc.	9,518	900,212
Fifth Third Bancorp	38,073	1,262,881
Huntington Bancshares, Inc.	60,395	900,490

	Shares	Value
Banks (continued)
♦JPMorgan Chase & Co.	188,029	$20,453,795
KeyCorp	58,113	1,157,611
M&T Bank Corp.	8,237	1,501,358
People’s United Financial, Inc.	18,949	346,577
PNC Financial Services Group, Inc.	25,837	3,762,126
Regions Financial Corp.	61,503	1,150,106
SunTrust Banks, Inc.	25,657	1,713,888
SVB Financial Group (a)	2,882	863,476
U.S. Bancorp	85,979	4,337,641
Wells Fargo & Co.	240,517	12,497,263
Zions Bancorp.	10,931	598,472

		80,107,745

Beverages 1.8%
Brown-Forman Corp., Class B	14,306	801,708
Coca-Cola Co.	210,348	9,089,137
Constellation Brands, Inc., Class A	9,428	2,197,950
Dr. Pepper Snapple Group, Inc.	9,880	1,185,205
Molson Coors Brewing Co., Class B	10,112	720,379
Monster Beverage Corp. (a)	22,531	1,239,205
PepsiCo., Inc.	77,828	7,855,958

		23,089,542

Biotechnology 2.6%
AbbVie, Inc.	87,239	8,422,925
Alexion Pharmaceuticals, Inc. (a)	12,227	1,438,262
Amgen, Inc.	36,624	6,390,156
Biogen, Inc. (a)	11,570	3,165,552
Celgene Corp. (a)	41,210	3,589,391
Gilead Sciences, Inc.	71,770	5,183,947
Incyte Corp. (a)	9,586	593,757
Regeneron Pharmaceuticals, Inc. (a)	4,216	1,280,315
Vertex Pharmaceuticals, Inc. (a)	13,840	2,119,734

		32,184,039

Building Products 0.3%
A.O. Smith Corp.	7,980	489,573
Allegion PLC	5,199	401,259
Fortune Brands Home & Security, Inc.	8,428	460,927
Johnson Controls International PLC	50,645	1,715,346
Masco Corp.	17,215	651,932

		3,719,037

Capital Markets 3.2%
Affiliated Managers Group, Inc.	2,986	492,272
Ameriprise Financial, Inc.	8,096	1,135,140
Bank of New York Mellon Corp.	55,322	3,015,602
BlackRock, Inc.	6,780	3,535,770
Cboe Global Markets, Inc.	6,209	662,997
Charles Schwab Corp.	65,656	3,655,726
CME Group, Inc.	18,623	2,936,475

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investments. May be subject to change daily.

10	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
E*TRADE Financial Corp. (a)	14,813	$898,853
Franklin Resources, Inc.	17,885	601,651
Goldman Sachs Group, Inc.	19,356	4,613,115
Intercontinental Exchange, Inc.	32,016	2,319,879
Invesco, Ltd.	22,278	645,394
Moody’s Corp.	9,099	1,475,858
Morgan Stanley	75,592	3,902,059
MSCI, Inc.	4,927	738,212
Nasdaq, Inc.	6,368	562,422
Northern Trust Corp.	11,754	1,254,740
Raymond James Financial, Inc.	7,100	637,225
S&P Global, Inc.	13,955	2,631,913
State Street Corp.	20,143	2,009,869
T. Rowe Price Group, Inc.	13,401	1,525,302

		39,250,474

Chemicals 2.1%
Air Products & Chemicals, Inc.	11,928	1,935,795
Albemarle Corp.	6,047	586,317
CF Industries Holdings, Inc.	12,765	495,282
DowDuPont, Inc.	128,058	8,098,388
Eastman Chemical Co.	7,866	802,961
Ecolab, Inc.	14,230	2,060,077
FMC Corp.	7,347	585,776
International Flavors & Fragrances, Inc.	4,322	610,526
LyondellBasell Industries N.V., Class A	17,702	1,871,632
Monsanto Co.	24,042	3,014,146
Mosaic Co.	19,210	517,710
PPG Industries, Inc.	13,942	1,476,179
Praxair, Inc.	15,669	2,389,836
Sherwin-Williams Co.	4,504	1,655,941

		26,100,566

Commercial Services & Supplies 0.3%
Cintas Corp.	4,712	802,454
Republic Services, Inc.	12,438	804,490
Stericycle, Inc. (a)	4,672	274,293
Waste Management, Inc.	21,862	1,777,162

		3,658,399

Communications Equipment 1.1%
Cisco Systems, Inc.	263,941	11,689,947
F5 Networks, Inc. (a)	3,426	558,746
Juniper Networks, Inc.	18,834	463,128
Motorola Solutions, Inc.	8,865	973,643

		13,685,464

Construction & Engineering 0.1%
Fluor Corp.	7,655	451,262
Jacobs Engineering Group, Inc.	6,593	382,988
Quanta Services, Inc. (a)	8,468	275,210

		1,109,460

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,440	$670,009
Vulcan Materials Co.	7,239	808,524

		1,478,533

Consumer Finance 0.7%
American Express Co.	39,426	3,893,318
Capital One Financial Corp.	26,528	2,403,967
Discover Financial Services	19,436	1,384,815
Navient Corp.	14,394	190,864
Synchrony Financial	39,152	1,298,672

		9,171,636

Containers & Packaging 0.3%
Avery Dennison Corp.	4,837	506,966
Ball Corp.	19,157	768,004
International Paper Co.	22,596	1,165,050
Packaging Corp. of America	5,163	597,308
Sealed Air Corp.	9,175	402,324
WestRock Co.	13,934	824,335

		4,263,987

Distributors 0.1%
Genuine Parts Co.	8,024	708,680
LKQ Corp. (a)	16,913	524,641

		1,233,321

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	11,441	316,344

Diversified Financial Services 1.7%
♦Berkshire Hathaway, Inc., Class B (a)	105,445	20,427,860
Leucadia National Corp.	17,158	412,478

		20,840,338

Diversified Telecommunication Services 1.9%
AT&T, Inc.	336,397	11,000,182
CenturyLink, Inc.	53,237	989,143
Verizon Communications, Inc.	226,162	11,161,095

		23,150,420

Electric Utilities 1.8%
Alliant Energy Corp.	12,653	543,446
American Electric Power Co., Inc.	26,916	1,883,582
Duke Energy Corp.	38,302	3,070,288
Edison International	17,831	1,168,287
Entergy Corp.	9,865	804,885
Eversource Energy	17,342	1,044,856
Exelon Corp.	52,542	2,084,867
FirstEnergy Corp.	24,346	837,502
NextEra Energy, Inc.	25,743	4,219,535
PG&E Corp.	28,064	1,293,750
Pinnacle West Capital Corp.	6,114	492,177
PPL Corp.	38,025	1,106,528
Southern Co.	55,235	2,547,438

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	27,788	$1,301,590

		22,398,731

Electrical Equipment 0.5%
Acuity Brands, Inc.	2,307	276,310
AMETEK, Inc.	12,649	882,900
Eaton Corp. PLC	24,112	1,809,123
Emerson Electric Co.	34,781	2,309,806
Rockwell Automation, Inc.	7,032	1,156,975

		6,435,114

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	16,710	1,398,794
Corning, Inc.	47,560	1,285,071
FLIR Systems, Inc.	7,584	406,123
IPG Photonics Corp. (a)	2,054	437,564
TE Connectivity, Ltd.	19,243	1,765,545

		5,293,097

Energy Equipment & Services 0.8%
Baker Hughes, a GE Co.	23,432	846,129
Halliburton Co.	47,751	2,530,325
Helmerich & Payne, Inc.	5,943	413,336
National Oilwell Varco, Inc.	20,798	804,259
Schlumberger, Ltd.	75,810	5,197,534
TechnipFMC PLC	23,994	790,842

		10,582,425

Equity Real Estate Investment Trusts 2.7%
Alexandria Real Estate Equities, Inc.	5,538	689,869
American Tower Corp.	24,138	3,291,458
Apartment Investment & Management Co., Class A	8,593	348,876
AvalonBay Communities, Inc.	7,557	1,231,791
Boston Properties, Inc.	8,445	1,025,308
Crown Castle International Corp.	22,719	2,291,666
Digital Realty Trust, Inc.	11,243	1,188,273
Duke Realty Corp.	19,490	528,179
Equinix, Inc.	4,341	1,826,649
Equity Residential	20,111	1,241,050
Essex Property Trust, Inc.	3,614	866,240
Extra Space Storage, Inc.	6,891	617,365
Federal Realty Investment Trust	3,971	460,040
GGP, Inc.	34,606	691,774
HCP, Inc.	25,673	599,721
Host Hotels & Resorts, Inc.	40,500	792,180
Iron Mountain, Inc.	15,419	523,321
Kimco Realty Corp.	23,295	338,010
Macerich Co.	5,932	341,802
Mid-America Apartment Communities, Inc.	6,218	568,698
Prologis, Inc.	29,119	1,890,114
Public Storage	8,191	1,652,780
Realty Income Corp.	15,421	778,915

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Regency Centers Corp.	8,098	$476,567
SBA Communications Corp. (a)	6,432	1,030,599
Simon Property Group, Inc.	17,048	2,665,284
SL Green Realty Corp.	4,949	483,715
UDR, Inc.	14,643	529,344
Ventas, Inc.	19,490	1,002,176
Vornado Realty Trust	9,435	641,863
Welltower, Inc.	20,269	1,083,175
Weyerhaeuser Co.	41,309	1,519,345

		33,216,147

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	24,058	4,743,275
Kroger Co.	48,680	1,226,249
Sysco Corp.	26,234	1,640,674
Walgreens Boots Alliance, Inc.	46,808	3,110,392
Walmart, Inc.	79,528	7,035,047

		17,755,637

Food Products 1.1%
Archer-Daniels-Midland Co.	30,605	1,388,855
Campbell Soup Co.	10,526	429,250
Conagra Brands, Inc.	21,951	813,724
General Mills, Inc.	31,103	1,360,445
Hershey Co.	7,720	709,777
Hormel Foods Corp.	14,732	534,035
J.M. Smucker Co.	6,216	709,121
Kellogg Co.	13,612	801,747
Kraft Heinz Co.	32,674	1,842,160
McCormick & Co., Inc.	6,635	699,395
Mondelez International, Inc., Class A	81,782	3,230,389
Tyson Foods, Inc., Class A	16,287	1,141,719

		13,660,617

Health Care Equipment & Supplies 2.9%
Abbott Laboratories	95,364	5,543,509
Align Technology, Inc. (a)	3,949	986,658
Baxter International, Inc.	27,226	1,892,207
Becton Dickinson & Co.	14,587	3,382,288
Boston Scientific Corp. (a)	75,149	2,158,279
Cooper Cos., Inc.	2,679	612,714
Danaher Corp.	33,632	3,373,962
DENTSPLY SIRONA, Inc.	12,570	632,774
Edwards Lifesciences Corp. (a)	11,581	1,474,956
Hologic, Inc. (a)	15,087	585,225
IDEXX Laboratories, Inc. (a)	4,773	928,301
Intuitive Surgical, Inc. (a)	6,153	2,712,119
Medtronic PLC	74,252	5,949,813
ResMed, Inc.	7,831	741,126
Stryker Corp.	17,614	2,984,164
Varian Medical Systems, Inc. (a)	5,014	579,568
Zimmer Biomet Holdings, Inc.	11,080	1,276,083

		35,813,746

12	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 3.2%
Aetna, Inc.	17,846	$3,195,326
AmerisourceBergen Corp.	8,832	800,002
Anthem, Inc.	14,051	3,315,895
Cardinal Health, Inc.	17,217	1,104,815
Centene Corp. (a)	9,439	1,024,887
Cigna Corp.	13,307	2,286,409
CVS Health Corp.	55,437	3,871,166
DaVita, Inc. (a)	7,977	500,876
Envision Healthcare Corp. (a)	6,621	246,103
Express Scripts Holding Co. (a)	30,995	2,346,321
HCA Healthcare, Inc.	15,336	1,468,269
Henry Schein, Inc. (a)	8,590	652,840
Humana, Inc.	7,510	2,209,292
Laboratory Corp. of America Holdings (a)	5,571	951,248
McKesson Corp.	11,305	1,765,954
Quest Diagnostics, Inc.	7,459	754,851
UnitedHealth Group, Inc.	53,033	12,537,001
Universal Health Services, Inc., Class B	4,796	547,703

		39,578,958

Health Care Technology 0.1%
Cerner Corp. (a)	17,282	1,006,677

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	22,319	1,407,436
Chipotle Mexican Grill, Inc. (a)	1,360	575,729
Darden Restaurants, Inc.	6,768	628,476
Hilton Worldwide Holdings, Inc.	15,509	1,222,730
Marriott International, Inc., Class A	16,450	2,248,386
McDonald’s Corp.	43,627	7,304,905
MGM Resorts International	27,884	876,115
Norwegian Cruise Line Holdings, Ltd. (a)	11,265	602,340
Royal Caribbean Cruises, Ltd.	9,373	1,014,065
Starbucks Corp.	76,994	4,432,545
Wyndham Worldwide Corp.	5,545	633,294
Wynn Resorts, Ltd.	4,634	862,804
Yum! Brands, Inc.	18,218	1,586,788

		23,395,613

Household Durables 0.4%
D.R. Horton, Inc.	18,677	824,403
Garmin, Ltd.	6,073	356,303
Leggett & Platt, Inc.	7,214	292,528
Lennar Corp., Class A	14,868	786,369
Mohawk Industries, Inc. (a)	3,458	725,765
Newell Brands, Inc.	26,821	741,064
PulteGroup, Inc.	14,801	449,358
Whirlpool Corp.	3,933	609,418

		4,785,208

	Shares	Value
Household Products 1.3%
Church & Dwight Co., Inc.	13,365	$617,463
Clorox Co.	7,056	826,963
Colgate-Palmolive Co.	48,055	3,134,628
Kimberly-Clark Corp.	19,250	1,993,145
Procter & Gamble Co.	138,120	9,991,601

		16,563,800

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	36,140	442,354
NRG Energy, Inc.	16,462	510,322

		952,676

Industrial Conglomerates 1.6%
3M Co.	32,659	6,348,583
General Electric Co.	475,699	6,693,085
Honeywell International, Inc.	41,201	5,960,961
Roper Technologies, Inc.	5,593	1,477,614

		20,480,243

Insurance 2.6%
Aflac, Inc.	42,700	1,945,839
Allstate Corp.	19,420	1,899,665
American International Group, Inc.	49,196	2,754,976
Aon PLC	13,475	1,919,783
Arthur J. Gallagher & Co.	9,895	692,551
Assurant, Inc.	2,865	265,929
Brighthouse Financial, Inc. (a)	5,244	266,290
Chubb, Ltd.	25,405	3,446,696
Cincinnati Financial Corp.	8,171	574,748
Everest Re Group, Ltd.	2,248	523,042
Hartford Financial Services Group, Inc.	19,522	1,051,065
Lincoln National Corp.	11,976	845,985
Loews Corp.	14,773	774,992
Marsh & McLennan Cos., Inc.	27,930	2,276,295
MetLife, Inc.	56,795	2,707,418
Principal Financial Group, Inc.	14,696	870,297
Progressive Corp.	31,828	1,918,910
Prudential Financial, Inc.	23,204	2,467,049
Torchmark Corp.	5,876	509,684
Travelers Cos., Inc.	14,871	1,957,024
Unum Group	12,280	594,106
Willis Towers Watson PLC	7,226	1,073,133
XL Group, Ltd.	14,011	778,872

		32,114,349

Internet & Direct Marketing Retail 3.9%
♦Amazon.com, Inc. (a)	22,014	34,476,786
Booking Holdings, Inc. (a)	2,669	5,813,082
Expedia Group, Inc.	6,727	774,547
Netflix, Inc. (a)	23,775	7,428,736
TripAdvisor, Inc. (a)	5,934	222,050

		48,715,201

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Internet Software & Services 4.8%
Akamai Technologies, Inc. (a)	9,257	$663,264
♦Alphabet, Inc. (a)
Class A	16,354	16,657,857
Class C	16,675	16,963,978
eBay, Inc. (a)	51,568	1,953,396
♦Facebook, Inc., Class A (a)	131,267	22,577,924
VeriSign, Inc. (a)	4,639	544,711

		59,361,130

IT Services 4.3%
Accenture PLC, Class A	33,819	5,113,433
Alliance Data Systems Corp.	2,630	534,021
Automatic Data Processing, Inc.	24,271	2,865,920
Cognizant Technology Solutions Corp., Class A	32,268	2,640,168
DXC Technology Co.	15,612	1,608,973
Fidelity National Information Services, Inc.	18,271	1,735,197
Fiserv, Inc. (a)	22,810	1,616,317
Gartner, Inc. (a)	4,961	601,720
Global Payments, Inc.	8,709	984,552
International Business Machines Corp.	46,936	6,803,842
Mastercard, Inc., Class A	50,577	9,016,362
Paychex, Inc.	17,501	1,060,036
PayPal Holdings, Inc. (a)	61,829	4,613,062
Total System Services, Inc.	9,156	769,653
Visa, Inc., Class A	98,762	12,530,922
Western Union Co.	25,136	496,436

		52,990,614

Leisure Products 0.1%
Hasbro, Inc.	6,203	546,422
Mattel, Inc.	18,811	278,403

		824,825

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	17,613	1,157,879
Illumina, Inc. (a)	8,054	1,940,450
IQVIA Holdings, Inc. (a)	7,968	763,016
Mettler-Toledo International, Inc. (a)	1,400	783,902
PerkinElmer, Inc.	6,032	442,507
Thermo Fisher Scientific, Inc.	22,013	4,630,434
Waters Corp. (a)	4,353	820,149

		10,538,337

Machinery 1.6%
Caterpillar, Inc.	32,743	4,726,779
Cummins, Inc.	8,538	1,364,885
Deere & Co.	17,737	2,400,348
Dover Corp.	8,526	790,360
Flowserve Corp.	7,149	317,487
Fortive Corp.	16,738	1,176,849
Illinois Tool Works, Inc.	16,875	2,396,588

	Shares	Value
Machinery (continued)
Ingersoll-Rand PLC	13,674	$1,147,112
PACCAR, Inc.	19,242	1,225,138
Parker-Hannifin Corp.	7,290	1,200,080
Pentair PLC	9,037	608,009
Snap-on, Inc.	3,119	453,035
Stanley Black & Decker, Inc.	8,393	1,188,365
Xylem, Inc.	9,829	716,534

		19,711,569

Media 2.4%
CBS Corp., Class B	19,024	935,981
Charter Communications, Inc., Class A (a)	10,192	2,764,988
Comcast Corp., Class A	253,945	7,971,334
Discovery, Inc. (a)
Class A	8,428	199,322
Class C	18,820	418,180
DISH Network Corp., Class A (a)	12,474	418,503
Interpublic Group of Cos., Inc.	21,267	501,689
News Corp.
Class A	20,959	334,925
Class B	6,664	108,290
Omnicom Group, Inc.	12,616	929,295
Time Warner, Inc.	42,609	4,039,333
Twenty-First Century Fox, Inc.
Class A	57,682	2,108,854
Class B	24,035	866,942
Viacom, Inc., Class B	19,309	582,359
Walt Disney Co.	82,383	8,265,486

		30,445,481

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	73,675	1,120,597
Newmont Mining Corp.	29,188	1,146,796
Nucor Corp.	17,398	1,072,065

		3,339,458

Multi-Utilities 0.9%
Ameren Corp.	13,279	778,415
CenterPoint Energy, Inc.	23,589	597,509
CMS Energy Corp.	15,433	728,283
Consolidated Edison, Inc.	16,969	1,359,726
Dominion Energy, Inc.	35,696	2,375,926
DTE Energy Co.	9,817	1,034,712
NiSource, Inc.	18,431	449,532
Public Service Enterprise Group, Inc.	27,694	1,444,242
SCANA Corp.	7,805	286,990
Sempra Energy	13,989	1,563,970
WEC Energy Group, Inc.	17,271	1,110,180

		11,729,485

Multiline Retail 0.5%
Dollar General Corp.	14,257	1,376,228
Dollar Tree, Inc. (a)	12,975	1,244,173

14	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Multiline Retail (continued)
Kohl’s Corp.	9,226	$573,119
Macy’s, Inc.	16,670	517,937
Nordstrom, Inc.	6,382	322,674
Target Corp.	29,748	2,159,705

		6,193,836

Oil, Gas & Consumable Fuels 5.3%
Anadarko Petroleum Corp.	28,226	1,900,174
Andeavor	7,855	1,086,504
Apache Corp.	20,847	853,685
Cabot Oil & Gas Corp.	25,311	605,186
Chevron Corp.	104,658	13,093,762
Cimarex Energy Co.	5,213	524,376
Concho Resources, Inc. (a)	8,138	1,279,375
ConocoPhillips	64,352	4,215,056
Devon Energy Corp.	28,759	1,044,814
EOG Resources, Inc.	31,644	3,739,371
EQT Corp.	13,398	672,446
♦Exxon Mobil Corp.	232,150	18,049,662
Hess Corp.	14,781	842,369
Kinder Morgan, Inc.	103,944	1,644,394
Marathon Oil Corp.	46,499	848,607
Marathon Petroleum Corp.	25,991	1,946,986
Newfield Exploration Co. (a)	10,902	324,880
Noble Energy, Inc.	26,630	900,893
Occidental Petroleum Corp.	41,879	3,235,571
ONEOK, Inc.	22,562	1,358,684
Phillips 66	22,976	2,557,458
Pioneer Natural Resources Co.	9,312	1,876,834
Range Resources Corp.	12,357	171,144
Valero Energy Corp.	23,733	2,632,702
Williams Cos., Inc.	45,245	1,164,154

		66,569,087

Personal Products 0.2%
Coty, Inc., Class A	25,841	448,341
Estee Lauder Cos., Inc., Class A	12,252	1,814,399

		2,262,740

Pharmaceuticals 4.5%
Allergan PLC	18,097	2,780,604
Bristol-Myers Squibb Co.	89,570	4,669,284
Eli Lilly & Co.	52,822	4,282,280
♦Johnson & Johnson	147,022	18,596,813
Merck & Co., Inc.	147,718	8,696,159
Mylan N.V. (a)	28,204	1,093,187
Nektar Therapeutics (a)	8,817	737,630
Perrigo Co. PLC	7,168	560,107
Pfizer, Inc.	326,206	11,942,402
Zoetis, Inc.	26,667	2,226,161

		55,584,627

	Shares	Value
Professional Services 0.3%
Equifax, Inc.	6,572	$736,393
IHS Markit, Ltd. (a)	19,880	976,704
Nielsen Holdings PLC	18,322	576,227
Robert Half International, Inc.	6,860	416,745
Verisk Analytics, Inc. (a)	8,505	905,357

		3,611,426

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	16,534	749,156

Road & Rail 1.0%
CSX Corp.	48,610	2,886,948
J.B. Hunt Transport Services, Inc.	4,684	550,042
Kansas City Southern	5,667	604,272
Norfolk Southern Corp.	15,660	2,246,740
Union Pacific Corp.	43,079	5,756,647

		12,044,649

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc. (a)	44,880	488,294
Analog Devices, Inc.	20,174	1,762,199
Applied Materials, Inc.	57,565	2,859,254
Broadcom, Inc.	22,490	5,159,656
Intel Corp.	256,407	13,235,729
KLA-Tencor Corp.	8,576	872,522
Lam Research Corp.	8,928	1,652,216
Microchip Technology, Inc.	12,800	1,070,848
Micron Technology, Inc. (a)	63,352	2,912,925
NVIDIA Corp.	33,164	7,458,584
Qorvo, Inc. (a)	6,965	469,441
QUALCOMM, Inc.	81,106	4,137,217
Skyworks Solutions, Inc.	10,055	872,372
Texas Instruments, Inc.	53,936	5,470,728
Xilinx, Inc.	13,957	896,598

		49,318,583

Software 5.9%
Activision Blizzard, Inc.	41,564	2,757,771
Adobe Systems, Inc. (a)	26,977	5,978,103
ANSYS, Inc. (a)	4,644	750,749
Autodesk, Inc. (a)	11,995	1,510,171
CA, Inc.	17,179	597,829
Cadence Design Systems, Inc. (a)	15,452	619,007
Citrix Systems, Inc. (a)	7,079	728,500
Electronic Arts, Inc. (a)	16,852	1,988,199
Intuit, Inc.	13,291	2,456,044
♦Microsoft Corp.	421,854	39,451,786
Oracle Corp.	165,564	7,561,308
Red Hat, Inc. (a)	9,683	1,578,910
salesforce.com, Inc. (a)	37,553	4,543,537
Symantec Corp.	33,929	942,887
Synopsys, Inc. (a)	8,222	703,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Take-Two Interactive Software, Inc. (a)	6,267	$624,883

		72,792,747

Specialty Retail 2.2%
Advance Auto Parts, Inc.	4,045	462,950
AutoZone, Inc. (a)	1,505	939,903
Best Buy Co., Inc.	13,918	1,065,144
CarMax, Inc. (a)	9,978	623,625
Foot Locker, Inc.	6,786	292,341
Gap, Inc.	11,917	348,453
Home Depot, Inc.	63,907	11,810,013
L Brands, Inc.	13,514	471,774
Lowe’s Cos., Inc.	45,576	3,756,830
O’Reilly Automotive, Inc. (a)	4,584	1,173,825
Ross Stores, Inc.	21,102	1,706,097
Tiffany & Co.	5,588	574,614
TJX Cos., Inc.	34,642	2,939,374
Tractor Supply Co.	6,872	467,296
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,194	801,406

		27,433,645

Technology Hardware, Storage & Peripherals 4.2%
♦Apple, Inc.	277,994	45,941,288
Hewlett Packard Enterprise Co.	85,852	1,463,777
HP, Inc.	89,713	1,927,932
NetApp, Inc.	14,763	982,921
Seagate Technology PLC	15,605	903,373
Western Digital Corp.	16,188	1,275,453
Xerox Corp.	11,683	367,430

		52,862,174

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.	19,952	368,513
Michael Kors Holdings, Ltd. (a)	8,322	569,391
NIKE, Inc., Class B	71,108	4,863,076
PVH Corp.	4,237	676,522
Ralph Lauren Corp.	3,032	333,065
Tapestry, Inc.	15,563	836,823
Under Armour, Inc. (a)
Class A (b)	10,132	179,944
Class C	10,089	154,866
VF Corp.	17,949	1,451,536

		9,433,736

Tobacco 1.0%
Altria Group, Inc.	104,121	5,842,229
Philip Morris International, Inc.	84,997	6,969,754

		12,811,983

Trading Companies & Distributors 0.2%
Fastenal Co.	15,727	786,193
United Rentals, Inc. (a)	4,625	693,750

	Shares	Value
Trading Companies & Distributors (continued)
W.W. Grainger, Inc.	2,838	$798,471

		2,278,414

Water Utilities 0.1%
American Water Works Co., Inc.	9,762	845,194

Total Common Stocks (Cost $363,411,552)		1,236,464,808	(c)

	Principal Amount
Short-Term Investments 0.5%
U.S. Governments 0.5%
United States Treasury Bills (d) 1.71%, due 7/5/18	$100,000	99,684
1.713%, due 7/5/18	800,000	797,474
1.715%, due 7/5/18	100,000	99,684
1.735%, due 7/5/18	300,000	299,053
1.74%, due 7/5/18	200,000	199,369
1.749%, due 7/5/18	1,100,000	1,096,527
1.755%, due 7/5/18	1,100,000	1,096,527
1.758%, due 7/5/18	500,000	498,422
1.762%, due 7/5/18	400,000	398,737
1.784%, due 7/5/18	200,000	199,369
1.813%, due 7/5/18	100,000	99,684
1.825%, due 7/26/18 (e)	1,000,000	995,745

Total Short-Term Investments (Cost $5,880,540)		5,880,275

Total Investments (Cost $369,292,092)	100.0%	1,242,345,083
Other Assets, Less Liabilities	(0.0)‡	(52,776)
Net Assets	100.0%	$1,242,292,307

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $178,133 and the Fund received non-cash collateral in the amount of $183,048 (See Note 2(I)).

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 99.9% of net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	Represents a security which was maintained at the broker as collateral for futures contracts.

16	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2018, the Fund held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
E-mini S&P 500	43	June 2018	$5,640,850	$5,691,050	$50,200

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,236,464,808	$—	$—	$1,236,464,808
Short-Term Investments
U.S. Governments	—	5,880,275	—	5,880,275

Total Investments in Securities	1,236,464,808	5,880,275	—	1,242,345,083

Other Financial Instruments
Futures Contracts (b)	50,200	—	—	50,200

Total Investments in Securities and Other Financial Instruments	$1,236,515,008	$5,880,275	$—	$1,242,395,283

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $369,292,092) including securities on loan of $178,133	$1,242,345,083
Cash	46,650
Receivables:
Dividends and interest	1,068,731
Fund shares sold	357,080
Securities lending income	363
Other assets	51,425

Total assets	1,243,869,332

Liabilities
Payables:
Fund shares redeemed	903,563
Manager (See Note 3)	162,879
Transfer agent (See Note 3)	135,684
NYLIFE Distributors (See Note 3)	119,136
Shareholder communication	101,820
Variation margin on futures contracts	52,458
Investment securities purchased	46,992
Professional fees	40,038
Custodian	8,617
Trustees	2,083
Accrued expenses	3,755

Total liabilities	1,577,025

Net assets	$1,242,292,307

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,827
Additional paid-in capital	334,029,232

334,055,059
Undistributed net investment income	5,892,770
Accumulated net realized gain (loss) on investments and futures transactions	29,241,287
Net unrealized appreciation (depreciation) on investments and futures contracts	873,103,191

Net assets	$1,242,292,307

Class A
Net assets applicable to outstanding shares	$538,654,808

Shares of beneficial interest outstanding	11,274,861

Net asset value per share outstanding	$47.77
Maximum sales charge (3.00% of offering price)	1.48

Maximum offering price per share outstanding	$49.25

Investor Class
Net assets applicable to outstanding shares	$40,878,352

Shares of beneficial interest outstanding	856,426

Net asset value per share outstanding	$47.73
Maximum sales charge (3.00% of offering price)	1.48

Maximum offering price per share outstanding	$49.21

Class I
Net assets applicable to outstanding shares	$662,759,147

Shares of beneficial interest outstanding	13,696,011

Net asset value and offering price per share outstanding	$48.39

18	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends	$12,251,721
Interest	159,090
Securities lending income	2,183
Other income	4,109

Total income	12,417,103

Expenses
Manager (See Note 3)	1,027,921
Transfer agent (See Note 3)	803,384
Distribution/Service—Class A (See Note 3)	680,681
Distribution/Service—Investor Class (See Note 3)	49,450
Professional fees	55,679
Shareholder communication	31,703
Registration	30,770
Trustees	14,347
Custodian	9,060
Miscellaneous	29,089

Total expenses before waiver/reimbursement	2,732,084
Expense waiver/reimbursement from Manager (See Note 3)	(30,724)

Net expenses	2,701,360

Net investment income (loss)	9,715,743

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	39,308,451
Futures transactions	680,554

Net realized gain (loss) on investments and futures transactions	39,989,005

Net change in unrealized appreciation (depreciation) on:
Investments	(3,196,342)
Futures contracts	(350,865)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,547,207)

Net realized and unrealized gain (loss) on investments and futures transactions	36,441,798

Net increase (decrease) in net assets resulting from operations	$46,157,541

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,715,743	$18,823,800
Net realized gain (loss) on investments and futures transactions	39,989,005	185,954,849
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,547,207)	64,067,507

Net increase (decrease) in net assets resulting from operations	46,157,541	268,846,156

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,778,026)	(13,213,608)
Investor Class	(511,312)	(1,030,180)
Class I	(12,152,140)	(17,251,584)

	(20,441,478)	(31,495,372)

From net realized gain on investments:
Class A	(64,429,829)	(40,611,090)
Investor Class	(4,767,329)	(3,356,132)
Class I	(86,281,094)	(49,240,152)

	(155,478,252)	(93,207,374)

Total dividends and distributions to shareholders	(175,919,730)	(124,702,746)

Capital share transactions:
Net proceeds from sale of shares	87,622,692	186,868,853
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	173,677,745	123,091,574
Cost of shares redeemed	(172,594,337)	(571,496,913)

Increase (decrease) in net assets derived from capital share transactions	88,706,100	(261,536,486)

Net increase (decrease) in net assets	(41,056,089)	(117,393,076)

Net Assets
Beginning of period	1,283,348,396	1,400,741,472

End of period	$1,242,292,307	$1,283,348,396

Undistributed net investment income at end of period	$5,892,770	$16,618,505

20	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$53.27	$47.57	$48.27	$46.85	$40.75	$32.74

Net investment income (loss) (a)	0.34	0.65	0.74	0.70	0.60	0.57
Net realized and unrealized gain (loss) on investments	1.45	9.47	1.06	1.44	6.09	7.94

Total from investment operations	1.79	10.12	1.80	2.14	6.69	8.51

Less dividends and distributions:
From net investment income	(0.79)	(1.07)	(0.74)	(0.63)	(0.59)	(0.50)
From net realized gain on investments	(6.50)	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(7.29)	(4.42)	(2.50)	(0.72)	(0.59)	(0.50)

Net asset value at end of period	$47.77	$53.27	$47.57	$48.27	$46.85	$40.75

Total investment return (b)	3.52%	22.93%	3.92%	4.60%	16.59%	26.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38%††	1.33%	1.60%	1.48%	1.37%	1.58%
Net expenses	0.55%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.55%††	0.64%	0.61%	0.60%	0.62%	0.65%
Portfolio turnover rate	1%	3%	4%	4%	4%	3%
Net assets at end of period (in 000’s)	$538,655	$527,768	$597,791	$566,621	$549,803	$470,293

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$53.18	$47.51	$48.22	$46.81	$40.73	$32.73

Net investment income (loss) (a)	0.30	0.63	0.69	0.65	0.55	0.53
Net realized and unrealized gain (loss) on investments	1.44	9.43	1.05	1.44	6.08	7.94

Total from investment operations	1.74	10.06	1.74	2.09	6.63	8.47

Less dividends and distributions:
From net investment income	(0.69)	(1.04)	(0.69)	(0.59)	(0.55)	(0.47)
From net realized gain on investments	(6.50)	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(7.19)	(4.39)	(2.45)	(0.68)	(0.55)	(0.47)

Net asset value at end of period	$47.73	$53.18	$47.51	$48.22	$46.81	$40.73

Total investment return (b)	3.43%	22.81%	3.81%	4.49%	16.45%	26.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%††	1.29%	1.49%	1.37%	1.27%	1.47%
Net expenses	0.70%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.86%††	0.82%	0.84%	0.81%	0.80%	0.83%
Portfolio turnover rate	1%	3%	4%	4%	4%	3%
Net assets at end of period (in 000’s)	$40,878	$38,052	$46,999	$39,219	$32,469	$27,916

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$53.93	$48.12	$48.81	$47.35	$41.17	$33.06

Net investment income (loss) (a)	0.41	0.78	0.87	0.83	0.71	0.67
Net realized and unrealized gain (loss) on investments	1.47	9.56	1.06	1.46	6.15	8.01

Total from investment operations	1.88	10.34	1.93	2.29	6.86	8.68

Less dividends and distributions:
From net investment income	(0.92)	(1.18)	(0.86)	(0.74)	(0.68)	(0.57)
From net realized gain on investments	(6.50)	(3.35)	(1.76)	(0.09)	—	—

Total dividends and distributions	(7.42)	(4.53)	(2.62)	(0.83)	(0.68)	(0.57)

Net asset value at end of period	$48.39	$53.93	$48.12	$48.81	$47.35	$41.17

Total investment return (b)	3.66%	23.20%	4.17%	4.88%	16.88%	26.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.63%††	1.58%	1.88%	1.74%	1.62%	1.83%
Net expenses	0.30%††	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.30%††	0.39%	0.35%	0.35%	0.37%	0.40%
Portfolio turnover rate	1%	3%	4%	4%	4%	3%
Net assets at end of period (in 000’s)	$662,759	$717,528	$755,952	$1,403,507	$1,497,877	$1,344,989

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

22	MainStay MacKay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay S&P 500 Index Fund (formerly known as MainStay S&P 500 Index Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and Class T shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for

23

Notes to Financial Statements (Unaudited) (continued)

disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

24	MainStay MacKay S&P 500 Index Fund

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the

25

Notes to Financial Statements (Unaudited) (continued)

proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $178,133 and had received non-cash collateral of $183,048. Income earned from securities lending activity is reflected in the Statement of Operations.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$50,200	$50,200

Total Fair Value		$50,200	$50,200

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$680,554	$680,554

Total Realized Gain (Loss)		$680,554	$680,554

26	MainStay MacKay S&P 500 Index Fund

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(350,865)	$(350,865)

Total Change in Unrealized Appreciation (Depreciation)		$(350,865)	$(350,865)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$28,662,422	$28,662,422

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.16%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $1,027,921 and waived its fees and/or reimbursed expenses in the amount of $30,724.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of

27

Notes to Financial Statements (Unaudited) (continued)

New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $41,682 and $19,579, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $12,675.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$314,979
Investor Class	82,770
Class I	405,635

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$379,638,346	$881,499,194	$(18,792,457)	$862,706,737

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$31,887,573

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $13,831 and $66,953, respectively.

28	MainStay MacKay S&P 500 Index Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	926,967	$45,640,661
Shares issued to shareholders in reinvestment of dividends and distributions	1,487,562	70,242,702
Shares redeemed	(1,142,699)	(55,908,003)

Net increase (decrease) in shares outstanding before conversion	1,271,830	59,975,360
Shares converted into Class A (See Note 1)	112,831	5,474,844
Shares converted from Class A (See Note 1)	(17,021)	(818,250)

Net increase (decrease)	1,367,640	$64,631,954

Year ended October 31, 2017:
Shares sold	1,637,535	$79,460,908
Shares issued to shareholders in reinvestment of dividends and distributions	1,151,279	52,363,220
Shares redeemed	(6,094,044)	(286,090,747)

Net increase (decrease) in shares outstanding before conversion	(3,305,230)	(154,266,619)
Shares converted into Class A (See Note 1)	663,411	34,060,436
Shares converted from Class A (See Note 1)	(17,214)	(843,233)

Net increase (decrease)	(2,659,033)	$(121,049,416)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	189,054	$9,326,259
Shares issued to shareholders in reinvestment of dividends and distributions	111,616	5,268,257
Shares redeemed	(63,972)	(3,145,959)

Net increase (decrease) in shares outstanding before conversion	236,698	11,448,557
Shares converted into Investor Class (See Note 1)	17,035	818,250
Shares converted from Investor Class (See Note 1)	(112,887)	(5,474,844)

Net increase (decrease)	140,846	$6,791,963

Year ended October 31, 2017:
Shares sold	435,957	$21,295,186
Shares issued to shareholders in reinvestment of dividends and distributions	96,416	4,382,631
Shares redeemed	(157,487)	(7,788,435)

Net increase (decrease) in shares outstanding before conversion	374,886	17,889,382
Shares converted into Investor Class (See Note 1)	16,000	783,606
Shares converted from Investor Class (See Note 1)	(664,511)	(34,060,436)

Net increase (decrease)	(273,625)	$(15,387,448)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	647,802	$32,655,772
Shares issued to shareholders in reinvestment of dividends and distributions	2,054,558	98,166,786
Shares redeemed	(2,310,272)	(113,540,375)

Net increase (decrease)	392,088	$17,282,183

Year ended October 31, 2017:
Shares sold	1,759,087	$86,112,759
Shares issued to shareholders in reinvestment of dividends and distributions	1,443,714	66,345,723
Shares redeemed	(5,610,291)	(277,617,731)

Net increase (decrease) in shares outstanding before conversion	(2,407,490)	(125,159,249)
Shares converted into Class I (See Note 1)	1,222	59,627

Net increase (decrease)	(2,406,268)	$(125,099,622)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims

29

Notes to Financial Statements (Unaudited) (continued)

were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not net ruled on that request.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay S&P 500 Index Fund (now known as the MainStay MacKay S&P 500 Index Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing

32	MainStay MacKay S&P 500 Index Fund

efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board noted that, following discussions with the Board, New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Fund, effective August 4, 2017.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

34	MainStay MacKay S&P 500 Index Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737109 MS126-18	MSSP10-06/18 (NYLIM) NL0A6

MainStay MacKay Short Duration High Yield Fund

(Formerly known as MainStay Short Duration High Yield Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–2.11 0.92%	–0.17 2.91%	3.61 4.25%	3.76 4.36%	1.04 1.04%
Investor Class Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	12/17/2012	–2.14 0.89	–0.13 2.95	3.49 4.12	3.64 4.23	1.11 1.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12/17/2012	–0.57 0.41	1.09 2.08	3.33 3.33	3.46 3.46	1.86 1.86
Class I Shares	No Sales Charge		12/17/2012	0.94	3.17	4.48	4.60	0.79
Class R2 Shares	No Sales Charge		12/17/2012	0.77	2.82	4.12	4.23	1.14
Class R3 Shares	No Sales Charge		2/29/2016	0.64	2.56	7.35	7.35	1.39

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	0.74%	3.39%	4.10%	4.51%
Morningstar High Yield Bond Category Average[4]	–0.34	2.63	3.57	4.20

3.	ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,009.20	$5.23	$1,019.60	$5.26	1.05%

Investor Class Shares	$1,000.00	$1,008.90	$5.48	$1,019.30	$5.51	1.10%

Class C Shares	$1,000.00	$1,004.10	$9.19	$1,015.60	$9.25	1.85%

Class I Shares	$1,000.00	$1,009.40	$3.99	$1,020.80	$4.01	0.80%

Class R2 Shares	$1,000.00	$1,007.70	$5.72	$1,019.10	$5.76	1.15%

Class R3 Shares	$1,000.00	$1,006.40	$6.96	$1,017.90	$7.00	1.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	DISH DBS Corp., 5.125%–7.875%, due 9/1/19–7/15/22

2.	Equinix, Inc., 5.375%, due 1/1/22–4/1/23

3.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–1/15/24

4.	HCA, Inc., 6.50%–7.50%, due 2/15/20–2/15/22

5.	IHO Verwaltungs GmbH, 4.125%, due 9/15/21
6.	Nielsen Finance LLC / Nielsen Finance Co., 4.50%–5.00%, due 10/1/20–4/15/22

7.	Bass Pro Group LLC, 6.901%, due 9/25/24

8.	BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC, 6.50%, due 5/15/21

9.	Virgin Media Secured Finance PLC, 5.25%, due 1/15/21

10.	Aleris International, Inc., 7.875%–9.50%, due 11/1/20–4/1/21

8	MainStay MacKay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Short Duration High Yield Fund returned 0.92% for Class A shares, 0.89% for Investor Class shares and 0.41% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 0.94%, Class R2 shares returned 0.77% and Class R3 shares returned 0.64%. For the six months ended April 30, 2018, Class C and Class R3 shares underperformed—and all other share classes outperformed—the 0.74% return of the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the –0.34% return of the Morningstar High Yield Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Short Duration High Yield Fund was renamed MainStay MacKay Short Duration High Yield Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

Fears of rising interest rates underscored the U.S. high-yield market’s returns. During the reporting period, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index3 returned –0.23%. During the reporting period, higher-quality high-yield bonds were the worst performers. Bonds rated BB4 returned –1.43% during the reporting period, while bonds rated B5 gained 0.30%. Bonds rated CCC6 significantly outperformed the market, as they gained 2.43%. Investment-grade corporate bonds underperformed high-yield bonds during the reporting period, as the ICE BofA Merrill Lynch U.S. Corporate Index7 returned –2.34%.

The dispersion in high-yield returns during the reporting period was even more pronounced when bonds were viewed by maturity. Longer-maturity bonds materially underperformed as investor complacency toward interest-rate risk receded. Bonds with maturities greater than 10 years returned –1.20%. Short-duration high-yield bonds performed relatively well, gaining 1.14% during the reporting period.

What was the Fund’s duration8 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of April 30, 2018, the Fund’s modified duration to worst9 was 1.9 years, which was shorter than the 3.1-year duration of the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

Security selection in the basic industry market segment contributed positively to performance relative to the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. (Contributions take weightings and total returns into account.) The Fund’s overweight position relative to the benchmark in Exide Technologies helped the capital goods sector contribute positively to the Fund’s relative performance. Security selection in the leisure sector also helped performance relative to the benchmark.

1.	See footnote on page 6 for more information on the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on the Morningstar High Yield Bond Category Average.
3.	The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

The Fund’s underweight position relative to the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the energy sector detracted from relative performance as the sector outperformed the broader market. The telecommunications sector also detracted from relative performance. The Fund lagged in the telecommunications-wireline subsector because of an underweight position in Frontier Communications, as the company’s bonds rebounded during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased new-issue bonds of telecommunications company T-Mobile. The company had strategically important assets and growing free cash flow with moderate leverage relative to its peers. The Fund also purchased new-issue bonds of Netflix. Netflix is a large strategic Internet entertainment company with a growing international subscriber base.

How did the Fund’s market-segment weightings change during the reporting period?

During the reporting period, there were no material changes to the Fund’s industry weightings and the Fund’s risk exposure remained consistent. There was a minimal increase to the Fund’s exposure to the media, capital goods and automotive industries during the reporting period because of valuations and yield levels that we believed to be attractive. Over the same period, the Fund reduced its exposure to energy, basic industry and services.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the ICE BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index in the automotive, consumer goods and media sectors. As of the same date, the Fund held underweight positions relative to the Index in the energy, financial services and health care sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Short Duration High Yield Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 93.0%† Convertible Bonds 0.8%
Auto Parts & Equipment 0.1%
Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$3,416,861	$1,838,271

Real Estate Investment Trusts 0.7%
VEREIT, Inc.
3.00%, due 8/1/18	2,590,000	2,590,130
3.75%, due 12/15/20	4,865,000	4,892,550

		7,482,680

Total Convertible Bonds (Cost $10,499,550)		9,320,951

Corporate Bonds 83.6%
Advertising 0.9%
Lamar Media Corp. 5.375%, due 1/15/24	3,000,000	3,067,500
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	4,000,000	4,060,000
5.625%, due 2/15/24	3,000,000	3,031,950

		10,159,450

Aerospace & Defense 2.2%
KLX, Inc. 5.875%, due 12/1/22 (e)	5,590,000	5,834,563
Orbital ATK, Inc.
5.25%, due 10/1/21	3,099,000	3,160,980
5.50%, due 10/1/23	6,405,000	6,709,237
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	1,750,000	1,798,169
TransDigm, Inc.
5.50%, due 10/15/20	5,138,000	5,163,690
6.00%, due 7/15/22	1,000,000	1,012,500
Triumph Group, Inc. 5.25%, due 6/1/22	1,000,000	967,500

		24,646,639

Airlines 0.1%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,120,000

Apparel 0.1%
William Carter Co. 5.25%, due 8/15/21	1,850,000	1,880,063

	Principal Amount	Value
Auto Manufacturers 1.6%
Aston Martin Capital Holdings, Ltd. 6.50%, due 4/15/22 (e)	$5,300,000	$5,510,410
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	820,000	889,700
Jaguar Land Rover Automotive PLC (e)
4.125%, due 12/15/18	670,000	670,838
4.25%, due 11/15/19	905,000	911,787
5.625%, due 2/1/23	2,670,000	2,700,037
McLaren Finance PLC 5.75%, due 8/1/22 (e)	7,000,000	7,000,700

		17,683,472

Auto Parts & Equipment 3.5%
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(e)(f)	10,283,624	8,998,171
♦IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (b)(e)	16,019,000	16,065,856
International Automotive Components Group S.A. 9.125%, due 6/1/18 (e)	1,435,000	1,440,740
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	5,762,000	5,978,075
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	4,130,000	4,197,112
Titan International, Inc. 6.50%, due 11/30/23 (e)	1,500,000	1,522,500
ZF North America Capital, Inc. 4.00%, due 4/29/20 (e)	1,050,000	1,057,875

		39,260,329

Banks 0.2%
CIT Group, Inc. 4.125%, due 3/9/21	2,500,000	2,502,625

Building Materials 1.0%
Gibraltar Industries, Inc. 6.25%, due 2/1/21	936,000	950,882
Griffon Corp. 5.25%, due 3/1/22	2,910,000	2,909,127
Masonite International Corp. 5.625%, due 3/15/23 (e)	2,000,000	2,060,000
Summit Materials LLC / Summit Materials Finance Corp. 8.50%, due 4/15/22	4,570,000	4,941,313

		10,861,322

Chemicals 1.8%
Blue Cube Spinco, Inc. 9.75%, due 10/15/23	7,870,000	9,050,500

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest issuers held, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	$3,790,000	$3,884,750
Olin Corp. 5.50%, due 8/15/22	4,400,000	4,565,000
PolyOne Corp. 5.25%, due 3/15/23	2,605,000	2,666,869

		20,167,119

Commercial Services 4.8%
Ashtead Capital, Inc. 5.625%, due 10/1/24 (e)	2,500,000	2,575,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	2,000,000	1,980,000
Cimpress N.V. 7.00%, due 4/1/22 (e)	4,850,000	5,031,875
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	3,175,000	3,159,125
Graham Holdings Co. 7.25%, due 2/1/19	8,140,000	8,378,502
Great Lakes Dredge & Dock Corp. 8.00%, due 5/15/22	2,000,000	2,040,000
IHS Markit, Ltd. 5.00%, due 11/1/22 (e)	5,370,000	5,557,950
Nielsen Co. Luxembourg S.A.R.L. 5.50%, due 10/1/21 (e)	5,845,000	5,932,675
♦Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	5,000,000	5,006,450
5.00%, due 4/15/22 (e)	10,750,000	10,831,700
Service Corp. International 5.375%, due 1/15/22	3,200,000	3,257,600
WEX, Inc. 4.75%, due 2/1/23 (e)	710,000	714,437

		54,465,314

Computers 0.6%
NCR Corp.
5.00%, due 7/15/22	3,000,000	2,977,500
5.875%, due 12/15/21	3,335,000	3,398,032

		6,375,532

Containers & Packaging 0.3%
OI European Group B.V. 4.00%, due 3/15/23 (e)	3,725,000	3,538,750

Cosmetics & Personal Care 0.7%
Edgewell Personal Care Co.
4.70%, due 5/19/21	1,775,000	1,759,469
4.70%, due 5/24/22	5,974,000	5,822,260

		7,581,729

	Principal Amount	Value
Distribution & Wholesale 0.9%
American Builders & Contractors Supply Co., Inc. 5.625%, due 4/15/21 (e)	$2,000,000	$2,022,500
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)	2,000,000	1,055,000
LKQ Corp. 4.75%, due 5/15/23	6,800,000	6,742,540

		9,820,040

Diversified Financial Services 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	965,000	989,831
Credit Acceptance Corp. 6.125%, due 2/15/21	7,609,000	7,647,045
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
6.875%, due 4/15/22	2,300,000	2,294,250
7.375%, due 4/1/20	1,000,000	1,008,750
7.50%, due 4/15/21	2,000,000	2,030,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	3,000,000	3,000,000
5.875%, due 8/1/21	4,990,000	5,077,325
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	3,675,000	3,799,031
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	6,150,000	6,273,000
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	6,100,000	6,326,920

		38,446,152

Electric 1.9%
AES Corp.
4.00%, due 3/15/21	1,000,000	1,005,300
4.50%, due 3/15/23	1,000,000	1,005,000
Calpine Corp. (e)
5.875%, due 1/15/24	1,000,000	1,005,625
6.00%, due 1/15/22	3,394,000	3,470,365
GenOn Energy, Inc. (g)(h)
7.875%, due 6/15/17	5,985,000	4,997,475
9.50%, due 10/15/18	3,125,000	2,546,875
NRG Energy, Inc. 6.25%, due 7/15/22	6,840,000	7,011,000

		21,041,640

Electrical Components & Equipment 1.3%
General Cable Corp. 5.75%, due 10/1/22	9,625,000	9,882,469
WESCO Distribution, Inc. 5.375%, due 12/15/21	4,540,000	4,608,100

		14,490,569

12	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment 1.7%
GLP Capital, L.P. / GLP Financing II, Inc.
4.375%, due 11/1/18	$1,600,000	$1,600,000
4.375%, due 4/15/21	2,979,000	3,001,342
4.875%, due 11/1/20	410,000	419,102
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (e)	6,718,000	6,719,344
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	7,435,000	7,174,775

		18,914,563

Food 1.8%
B&G Foods, Inc. 4.625%, due 6/1/21	3,225,000	3,187,719
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	9,410,000	8,845,400
Ingles Markets, Inc. 5.75%, due 6/15/23	1,000,000	997,500
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	3,555,000	3,501,675
TreeHouse Foods, Inc. 4.875%, due 3/15/22	3,500,000	3,473,750

		20,006,044

Forest Products & Paper 0.5%
Mercer International, Inc. 7.75%, due 12/1/22	2,040,000	2,147,100
Smurfit Kappa Acquisitions Unlimited Co. 4.875%, due 9/15/18 (e)	3,180,000	3,184,770

		5,331,870

Gas 0.2%
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	2,190,000	2,187,263

Health Care—Products 0.6%
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, due 6/15/21 (e)	2,130,000	2,132,663
Halyard Health, Inc. 6.25%, due 10/15/22	4,330,000	4,449,075

		6,581,738

Health Care—Services 4.2%
Acadia Healthcare Co., Inc. 5.625%, due 2/15/23	4,230,000	4,273,569
Centene Corp. 5.625%, due 2/15/21	9,500,000	9,749,375

	Principal Amount	Value
Health Care—Services (continued)
Fresenius Medical Care U.S. Finance II, Inc. (e)
5.875%, due 1/31/22	$2,000,000	$2,132,650
6.50%, due 9/15/18	207,000	209,657
♦HCA, Inc.
6.50%, due 2/15/20	4,966,000	5,189,470
7.50%, due 2/15/22	15,000,000	16,500,000
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (b)(e)	2,100,000	2,131,500
Tenet Healthcare Corp.
6.00%, due 10/1/20	1,650,000	1,702,883
7.50%, due 1/1/22 (e)	2,435,000	2,565,881
8.125%, due 4/1/22	3,000,000	3,123,750

		47,578,735

Home Builders 3.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (e)	351,000	350,122
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (e)	7,472,000	7,565,400
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	1,750,000	1,780,625
Century Communities, Inc. 6.875%, due 5/15/22	4,805,000	4,949,150
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,170,144
Lennar Corp. 8.375%, due 5/15/18 (e)	270,000	270,000
New Home Co., Inc. 7.25%, due 4/1/22	3,185,000	3,264,721
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (e)	4,834,000	4,876,297
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	7,650,000	7,707,375
Toll Brothers Finance Corp. 5.875%, due 2/15/22	1,000,000	1,057,500
William Lyon Homes, Inc. 6.00%, due 9/1/23 (e)	1,000,000	998,890
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	1,645,000	1,710,800

		35,701,024

Household Products & Wares 1.5%
Prestige Brands, Inc. 5.375%, due 12/15/21 (e)	9,264,000	9,287,160
Spectrum Brands, Inc. 6.625%, due 11/15/22	7,290,000	7,545,150

		16,832,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance 0.6%
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (e)	$4,000,000	$4,068,400
MGIC Investment Corp. 5.75%, due 8/15/23	2,500,000	2,556,250

		6,624,650

Internet 1.3%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	2,621,000	2,683,249
Netflix, Inc.
5.375%, due 2/1/21	2,000,000	2,065,000
5.50%, due 2/15/22	6,300,000	6,536,250
Symantec Corp. 3.95%, due 6/15/22	455,000	454,961
VeriSign, Inc. 4.625%, due 5/1/23	3,549,000	3,557,872

		15,297,332

Iron & Steel 1.2%
Allegheny Technologies, Inc. 5.95%, due 1/15/21	500,000	507,500
♦BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (e)	12,573,000	12,981,622

		13,489,122

Leisure Time 1.2%
Brunswick Corp. 4.625%, due 5/15/21 (e)	4,490,000	4,508,111
Carlson Travel, Inc. 6.75%, due 12/15/23 (e)	9,200,000	9,016,000

		13,524,111

Lodging 0.9%
Choice Hotels International, Inc.
5.70%, due 8/28/20	1,500,000	1,545,000
5.75%, due 7/1/22	1,000,000	1,057,500
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	5,725,000	5,911,062
MGM Resorts International 7.75%, due 3/15/22	1,150,000	1,276,500

		9,790,062

Machinery—Construction & Mining 0.3%
Oshkosh Corp. 5.375%, due 3/1/22	3,500,000	3,596,250

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	2,000,000	2,145,000

	Principal Amount	Value
Media 7.4%
Altice Financing S.A. 6.625%, due 2/15/23 (e)	$1,800,000	$1,800,000
Altice France S.A. 6.00%, due 5/15/22 (e)	10,000,000	9,856,200
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)	2,800,000	2,674,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	1,500,000	1,506,750
5.25%, due 3/15/21	6,200,000	6,269,750
5.25%, due 9/30/22	2,250,000	2,285,156
5.75%, due 1/15/24	650,000	656,110
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	2,525,000	2,532,268
Cogeco Communications, Inc. 4.875%, due 5/1/20 (e)	5,150,000	5,175,750
CSC Holdings LLC 7.625%, due 7/15/18	1,500,000	1,513,125
♦DISH DBS Corp.
5.125%, due 5/1/20	2,000,000	1,990,000
5.875%, due 7/15/22	7,000,000	6,438,250
6.75%, due 6/1/21	16,000,000	15,920,000
7.875%, due 9/1/19	1,540,000	1,595,825
Quebecor Media, Inc. 5.75%, due 1/15/23	4,700,000	4,817,500
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (c)(d)(f)	3,000,000	3,030,000
Videotron, Ltd. 5.00%, due 7/15/22	2,794,000	2,853,373
♦Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,477,000	12,757,732

		83,671,789

Metal Fabricate & Hardware 0.3%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	3,380,000	3,570,125

Mining 2.7%
♦Aleris International, Inc.
7.875%, due 11/1/20	5,204,000	5,125,940
9.50%, due 4/1/21 (e)	7,129,000	7,431,982
First Quantum Minerals, Ltd. 7.25%, due 5/15/22 (e)	3,000,000	3,018,600
Freeport McMoRan, Inc. 6.875%, due 2/15/23	3,200,000	3,432,000
Hecla Mining Co. 6.875%, due 5/1/21	4,125,000	4,176,563

14	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Mining (continued)
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	$2,000,000	$2,215,000
Petra Diamonds U.S. Treasury PLC 7.25%, due 5/1/22 (e)	5,000,000	4,997,500

		30,397,585

Miscellaneous—Manufacturing 2.2%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	10,150,000	10,131,020
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	3,485,000	3,489,356
EnPro Industries, Inc. 5.875%, due 9/15/22	2,500,000	2,575,000
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	8,116,000	8,217,450

		24,412,826

Oil & Gas 5.2%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.00%, due 4/1/22 (e)	5,455,000	5,864,125
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	544,000	549,440
CNX Resources Corp. 5.875%, due 4/15/22	4,400,000	4,422,000
Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (b)	6,810,000	7,107,937
Continental Resources, Inc. 5.00%, due 9/15/22	2,375,000	2,413,594
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	2,000,000	2,035,000
Gulfport Energy Corp. 6.625%, due 5/1/23	4,060,000	4,080,300
Newfield Exploration Co. 5.75%, due 1/30/22	5,652,000	5,934,600
Oasis Petroleum, Inc.
6.50%, due 11/1/21	1,175,000	1,204,375
7.25%, due 2/1/19	3,598,000	3,606,995
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (b)	2,457,095	1,928,820
QEP Resources, Inc. 5.375%, due 10/1/22	1,000,000	1,000,000
Range Resources Corp.
5.75%, due 6/1/21	6,000,000	6,150,000
5.875%, due 7/1/22	3,970,000	4,019,625
Rex Energy Corp. 8.00%, due 10/1/20 (g)(h)	2,906,000	813,680

	Principal Amount	Value
Oil & Gas (continued)
Stone Energy Corp. 7.50%, due 5/31/22 (d)	$2,468,787	$2,511,991
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	3,500,000	2,572,500
WPX Energy, Inc. 6.00%, due 1/15/22	2,030,000	2,116,275

		58,331,257

Oil & Gas Services 0.7%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	1,500,000	1,548,750
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	6,040,000	6,009,800

		7,558,550

Packaging & Containers 0.1%
Berry Global, Inc. 6.00%, due 10/15/22	1,000,000	1,041,250

Pharmaceuticals 0.5%
Endo Finance LLC / Endo Finco, Inc. 7.25%, due 1/15/22 (e)	1,500,000	1,271,250
Valeant Pharmaceuticals International, Inc. 6.50%, due 3/15/22 (e)	3,895,000	4,041,063

		5,312,313

Pipelines 2.4%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19	1,911,000	1,965,846
6.25%, due 10/15/22	373,000	389,319
EnLink Midstream Partners, L.P. 2.70%, due 4/1/19	2,660,000	2,649,301
NGPL PipeCo LLC 4.375%, due 8/15/22 (e)	8,425,000	8,382,875
NuStar Logistics, L.P. 6.75%, due 2/1/21	3,615,000	3,750,562
Rockies Express Pipeline LLC 6.85%, due 7/15/18 (e)	9,440,000	9,475,400

		26,613,303

Real Estate 0.6%
Realogy Group LLC / Realogy Co-Issuer Corp. (e)
4.50%, due 4/15/19	2,720,000	2,747,744
5.25%, due 12/1/21	3,750,000	3,796,875

		6,544,619

Real Estate Investment Trusts 3.0%
♦Equinix, Inc.
5.375%, due 1/1/22	19,565,000	20,176,406
5.375%, due 4/1/23	2,400,000	2,466,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Sabra Health Care, L.P. / Sabra Capital Corp. 5.50%, due 2/1/21	$3,295,000	$3,369,137
SBA Communications Corp. 4.00%, due 10/1/22 (e)	3,125,000	2,976,563
Starwood Property Trust, Inc. 5.00%, due 12/15/21	5,000,000	5,059,850

		34,047,956

Retail 3.0%
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	5,150,000	5,162,875
GameStop Corp. 5.50%, due 10/1/19 (e)	5,090,000	5,090,000
Group 1 Automotive, Inc. 5.00%, due 6/1/22	2,000,000	2,005,600
L Brands, Inc.
5.625%, due 2/15/22	3,500,000	3,631,600
6.625%, due 4/1/21	1,000,000	1,062,500
Penske Automotive Group, Inc. 3.75%, due 8/15/20	4,540,000	4,505,950
Rite Aid Corp. 6.75%, due 6/15/21	5,300,000	5,399,375
Yum! Brands, Inc.
3.875%, due 11/1/20	1,185,000	1,185,000
5.30%, due 9/15/19	5,425,000	5,560,625

		33,603,525

Semiconductors 0.4%
Micron Technology, Inc. 5.25%, due 1/15/24 (e)	4,000,000	4,162,000

Software 1.4%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (e)	7,860,000	7,946,853
Activision Blizzard, Inc. 6.125%, due 9/15/23 (e)	1,250,000	1,301,313
Open Text Corp. 5.625%, due 1/15/23 (e)	5,405,000	5,600,931
Quintiles IMS, Inc. 4.875%, due 5/15/23 (e)	1,000,000	1,012,500

		15,861,597

Telecommunications 7.9%
Anixter, Inc. 5.625%, due 5/1/19	1,365,000	1,388,888
CenturyLink, Inc.
5.80%, due 3/15/22	5,000,000	4,975,000
6.45%, due 6/15/21	3,000,000	3,065,625

	Principal Amount	Value
Telecommunications (continued)
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	$5,860,000	$5,889,300
Frontier Communications Corp. 10.50%, due 9/15/22	5,600,000	4,926,320
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	7,140,000	7,354,200
7.625%, due 6/15/21	4,255,000	4,563,487
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	8,000,000	7,720,000
Level 3 Financing, Inc.
5.375%, due 8/15/22	3,500,000	3,517,500
5.625%, due 2/1/23	1,000,000	1,013,750
6.125%, due 1/15/21	1,750,000	1,771,875
Nokia OYJ 3.375%, due 6/12/22	4,000,000	3,862,000
Sprint Capital Corp. 6.90%, due 5/1/19	2,000,000	2,060,000
Sprint Communications, Inc. (e)
7.00%, due 3/1/20	9,090,000	9,567,225
9.00%, due 11/15/18	1,433,000	1,473,303
Sprint Corp. 7.875%, due 9/15/23	3,000,000	3,217,500
♦T-Mobile USA, Inc.
4.00%, due 4/15/22	13,045,000	13,045,000
6.00%, due 3/1/23	4,705,000	4,875,556
6.50%, due 1/15/24	4,000,000	4,190,000

		88,476,529

Toys, Games & Hobbies 0.2%
Mattel, Inc. 4.35%, due 10/1/20	2,065,000	2,028,863

Transportation 0.4%
XPO Logistics, Inc. 6.50%, due 6/15/22 (e)	4,400,000	4,543,000

Trucking & Leasing 0.5%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	5,645,000	5,729,675

Total Corporate Bonds (Cost $946,599,066)		937,547,581

Loan Assignments 8.6% (i)
Advertising 0.7%
Lamar Media Corp. 2018 Term Loan B 3.688% (1 Month LIBOR + 1.75%), due 3/14/25	7,500,000	7,509,375

16	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Broadcast Services and Programming 0.3%
Midcontinent Communications New Term Loan B 4.144% (1 Month LIBOR + 2.25%), due 12/31/23	$3,019,697	$3,046,120

Building Materials 0.1%
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.302% (3 Month LIBOR + 2.00%), due 12/14/24	1,496,250	1,503,731

Chemicals 0.5%
H.B. Fuller Co. 2017 Term Loan B 3.897% (1 Month LIBOR + 2.00%), due 10/20/24	5,472,500	5,483,615

Distribution & Wholesale 0.2%
Beacon Roofing Supply, Inc. 2017 Term Loan B 4.128% (1 Month LIBOR + 2.25%), due 1/2/25	2,000,000	2,009,250

Diversified Financial Services 0.6%
Altisource Solutions S.a.r.l. 2018 Term Loan B 6.308% (3 Month LIBOR + 4.00%), due 3/29/24	750,000	746,719
Jane Street Group LLC 2018 Term Loan B 5.651% (1 Month LIBOR + 3.75%), due 8/25/22 (a)	3,950,000	3,974,687
LPL Holdings, Inc.
2017 1st Lien Term Loan B 4.472% (3 Month LIBOR + 2.25%), due 9/23/24	248,750	249,579
2017 1st Lien Term Loan B 4.641% (3 Month LIBOR + 2.25%), due 9/23/24	248,750	249,579
VFH Parent LLC 2017 Refinanced Term Loan B 5.558% (3 Month LIBOR + 3.25%), due 12/30/21	1,139,130	1,145,538

		6,366,102

Electronics 0.3%
Kemet Electronic Corp. Term Loan B 7.901% (1 Month LIBOR + 6.00%), due 4/26/24 (a)	3,850,000	3,907,750

	Principal Amount	Value
Entertainment 0.7%
Churchill Downs, Inc. 2017 Term Loan B 3.91% (1 Month LIBOR + 2.00%), due 12/27/24	$3,990,000	$3,999,975
NAI Entertainment Holdings LLC Term Loan B TBD, due 4/23/25 (a)	3,800,000	3,809,500

		7,809,475

Hotels, Motels, Inns & Gaming 0.5%
CityCenter Holdings LLC 2017 Term Loan B 4.401% (1 Month LIBOR + 2.50%), due 4/18/24	3,970,000	3,989,231
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 3.901% (1 Month LIBOR + 2.00%), due 11/30/23	1,975,000	1,986,990

		5,976,221

Household Products & Wares 0.5%
Prestige Brands, Inc. Term Loan B4 3.901% (1 Month LIBOR + 2.00%), due 1/26/24	2,760,005	2,772,820
Spectrum Brands, Inc.
2017 Term Loan B 3.791% (3 Month LIBOR + 2.00%), due 6/23/22	915,453	914,309
2017 Term Loan B 3.994% (2 Month LIBOR + 2.00%), due 6/23/22	976,567	975,346
2017 Term Loan B 4.056% (2 Month LIBOR + 2.00%), due 6/23/22	1,130,267	1,128,854

		5,791,329

Insurance 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.052% (3 Month LIBOR + 2.75%), due 6/7/23	4,612,954	4,636,019

Internet 0.1%
Match Group, Inc. 2017 Term Loan B 4.397% (1 Month LIBOR + 2.50%), due 11/16/22 (a)	612,500	615,563

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Iron & Steel 0.3%
Big River Steel LLC Term Loan B 7.302% (3 Month LIBOR + 5.00%), due 8/23/23 (a)	$2,985,000	$3,044,700

Media 0.5%
Charter Communications Operating LLC 2017 Term Loan B 3.91% (1 Month LIBOR + 2.00%), due 4/30/25	6,284,250	6,311,385

Metal Fabricate & Hardware 0.7%
Mueller Water Products, Inc.
2017 Term Loan B 4.40% (1 Month LIBOR + 2.50%), due 11/25/21	3,338,750	3,363,791
2017 Term Loan B 4.802% (3 Month LIBOR + 2.50%), due 11/25/21	1,500,000	1,511,250
Neenah Foundry Co. (a)(d)
2017 Term Loan 8.494% (2 Month LIBOR + 6.50%), due 12/13/22	1,706,250	1,689,187
2017 Term Loan 8.556% (2 Month LIBOR + 6.50%), due 12/13/22	1,750,000	1,732,500

		8,296,728

Retail 1.5%
♦Bass Pro Group LLC Term Loan B 6.901% (1 Month LIBOR + 5.00%), due 9/25/24	12,980,423	13,041,276
Yum! Brands, Inc. 1st Lien Term Loan B 4.355% (3 Month LIBOR + 2.00%), due 6/16/23	3,465,000	3,475,395

		16,516,671

Retail Stores 0.1%
American Tire Distributors Holdings, Inc. 2015 Term Loan 6.24%, due 9/1/21	1,000,000	875,833

Semiconductors 0.4%
Micron Technology, Inc. Term Loan 3.66% (1 Month LIBOR + 1.75%), due 4/26/22	4,914,962	4,945,681

	Principal Amount	Value
Software 0.2%
Donnelley Financial Solutions, Inc. 2017 Term Loan B 4.901% (1 Month LIBOR + 3.00%), due 10/2/23 (a)	$1,700,000	$1,706,375
Press Ganey Holdings, Inc. 2018 1st Lien Term Loan 4.651% (1 Month LIBOR + 2.75%), due 10/21/23	497,481	500,590

		2,206,965

Total Loan Assignments (Cost $95,853,779)		96,852,513

Total Long-Term Bonds (Cost $1,052,952,395)		1,043,721,045

	Shares
Common Stocks 0.5%
Auto Parts & Equipment 0.1%
Exide Technologies (a)(c)(d)(e)(f)(j)	256,017	471,071

Oil, Gas & Consumable Fuels 0.4%
PetroQuest Energy, Inc. (j)	31,419	17,717
Stone Energy Corp. (d)(j)	130,766	4,655,270

		4,672,987

Total Common Stocks (Cost $4,989,399)		5,144,058

	Principal Amount
Short-Term Investment 6.1%
Money Market Fund 6.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 1.63%	$68,009,527	68,009,527

Total Short-Term Investment (Cost $68,009,527)		68,009,527

Total Investments (Cost $1,125,951,321)	99.6%	1,116,874,630
Other Assets, Less Liabilities	0.4	4,978,575
Net Assets	100.0%	$1,121,853,205

18	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	PIK ("Payment-in-Kind") - issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Fair valued security - Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $14,337,513, which represented 1.3% of the Fund’s net assets.

(d)	Restricted security.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(f)	Illiquid security - As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $12,499,242, which represented 1.1% of the Fund’s net assets.

(g)	Issue in non-accrual status.

(h)	Issue in default.

(i)	Floating rate - Rate shown was the rate in effect as of April 30, 2018.

(j)	Non-income producing security.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$7,482,680	$1,838,271	$9,320,951
Corporate Bonds (c)	—	928,549,410	8,998,171	937,547,581
Loan Assignments (d)	—	76,372,251	20,480,262	96,852,513

Total Long-Term Bonds	—	1,012,404,341	31,316,704	1,043,721,045

Common Stocks (e)	4,672,987	—	471,071	5,144,058
Short-Term Investment
Money Market Fund	68,009,527	—	—	68,009,527

Total Investments in Securities	$72,682,514	$1,012,404,341	$31,787,775	$1,116,874,630

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,838,271 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $8,998,171 is held in Auto Parts & Equipment within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $3,974,687, $3,907,750, $3,809,500, $615,563, $3,044,700, $3,421,687 and $1,706,375 are held in Diversified Financial Services, Electronics, Entertainment, Internet, Iron & Steel, Metal Fabricate & Hardware and Software, respectively, within the Loan Assignments section of the Portfolio of Investments, which were valued by a pricing service without adjustment.

(e)	The Level 3 security valued at $471,071 is held in Auto Parts & Equipment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, a loan assignment with a market value of $617,094 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2017, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (b)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2018 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$1,521,906	$18,066	$—	$182,753	$115,546	(a)	$—	$—	$—	$1,838,271	$182,753
Corporate Bonds
Auto Parts & Equipment	8,017,639	80,886	—	538,841	360,805	(a)	—	—	—	8,998,171	538,841
Loan Assignments
Diversified Financial Services	—	359	—	33,525	3,940,803		—	—	—	3,974,687	33,525
Electronics	3,989,500	8,408	2,693	7,149	—		(100,000)	—	—	3,907,750	7,149
Entertainment	—	—	—	19,000	3,790,500		—			3,809,500	19,000
Internet	—	653	—	(2,184)	—		—	617,094	—	615,563	(2,184)
Iron & Steel	3,052,500	2,482	139	4,579	—		(15,000)	—	—	3,044,700	4,579
Metal Fabricate & Hardware	—	2,280	417	(2,260)	3,465,000		(43,750)	—	—	3,421,687	(2,260)
Real Estate Investment Trust	741,520	33	1,508	(4,311)	—		(738,750)	—	—	—	—
Software	2,007,500	633	1,245	(3,003)	—		(300,000)	—	—	1,706,375	(3,003)
Common Stock
Auto Parts & Equipment	417,308	—	—	53,763	—		—	—	—	471,071	53,763

Total	$19,747,873	$113,800	$6,002	$827,852	$11,672,654		$(1,197,500)	$617,094	$—	$31,787,775	$832,163

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

20	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,125,951,321)	$1,116,874,630
Cash	160,139
Receivables:
Interest	15,447,506
Fund shares sold	3,452,111
Other assets	103,869

Total assets	1,136,038,255

Liabilities
Payables:
Investment securities purchased	10,984,630
Fund shares redeemed	2,009,023
Manager (See Note 3)	574,595
NYLIFE Distributors (See Note 3)	126,061
Transfer agent (See Note 3)	55,180
Professional fees	43,527
Shareholder communication	25,854
Custodian	3,888
Trustees	1,611
Dividend payable	356,208
Accrued expenses	4,473

Total liabilities	14,185,050

Net assets	$1,121,853,205

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$113,905
Additional paid-in capital	1,134,269,852

1,134,383,757
Undistributed net investment income	32,810
Accumulated net realized gain (loss) on investments	(3,486,671)
Net unrealized appreciation (depreciation) on investments	(9,076,691)

Net assets	$1,121,853,205

Class A
Net assets applicable to outstanding shares	$414,939,226

Shares of beneficial interest outstanding	42,133,406

Net asset value per share outstanding	$9.85
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.15

Investor Class
Net assets applicable to outstanding shares	$5,781,372

Shares of beneficial interest outstanding	587,111

Net asset value per share outstanding	$9.85
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$10.15

Class C
Net assets applicable to outstanding shares	$49,113,275

Shares of beneficial interest outstanding	4,989,672

Net asset value and offering price per share outstanding	$9.84

Class I
Net assets applicable to outstanding shares	$651,808,057

Shares of beneficial interest outstanding	66,173,702

Net asset value and offering price per share outstanding	$9.85

Class R2
Net assets applicable to outstanding shares	$85,036

Shares of beneficial interest outstanding	8,641

Net asset value and offering price per share outstanding	$9.84

Class R3
Net assets applicable to outstanding shares	$126,239

Shares of beneficial interest outstanding	12,815

Net asset value and offering price per share outstanding	$9.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$27,183,706
Other income	3,209

Total income	27,186,915

Expenses
Manager (See Note 3)	3,438,651
Distribution/Service—Class A (See Note 3)	472,830
Distribution/Service—Investor Class (See Note 3)	6,883
Distribution/Service—Class C (See Note 3)	248,662
Distribution/Service—Class R2 (See Note 3)	117
Distribution/Service—Class R3 (See Note 3)	168
Transfer agent (See Note 3)	628,202
Registration	76,938
Professional fees	53,308
Shareholder communication	34,936
Trustees	11,469
Custodian	4,856
Shareholder service (See Note 3)	80
Miscellaneous	21,596

Total expenses before waiver/reimbursement	4,998,696
Expense waiver/reimbursement from Manager (See Note 3)	(27,289)

Net expenses	4,971,407

Net investment income (loss)	22,215,508

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,374,231
Net change in unrealized appreciation (depreciation) on investments	(14,938,668)

Net realized and unrealized gain (loss) on investments	(12,564,437)

Net increase (decrease) in net assets resulting from operations	$9,651,071

22	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,215,508	$36,177,218
Net realized gain (loss) on investments	2,374,231	6,040,369
Net change in unrealized appreciation (depreciation) on investments	(14,938,668)	(1,662,160)

Net increase (decrease) in net assets resulting from operations	9,651,071	40,555,427

Dividends to shareholders:
From net investment income:
Class A	(7,816,631)	(9,478,229)
Investor Class	(110,906)	(271,769)
Class C	(809,997)	(1,810,493)
Class I	(13,541,270)	(24,599,808)
Class R2	(1,903)	(4,703)
Class R3	(1,320)	(1,266)

Total dividends to shareholders	(22,282,027)	(36,166,268)

Capital share transactions:
Net proceeds from sale of shares	286,618,882	624,889,965
Net asset value of shares issued to shareholders in reinvestment of dividends	20,418,983	32,611,929
Cost of shares redeemed	(197,702,704)	(288,527,790)

Increase (decrease) in net assets derived from capital share transactions	109,335,161	368,974,104

Net increase (decrease) in net assets	96,704,205	373,363,263

Net Assets
Beginning of period	1,025,149,000	651,785,737

End of period	$1,121,853,205	$1,025,149,000

Undistributed net investment income at end of period	$32,810	$99,329

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				December 17, 2012** through October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.20	0.42	0.50	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	0.13	(0.23)	(0.07)	0.09

Total from investment operations	0.09	0.48	0.63	0.23	0.39	0.44

Less dividends and distributions:
From net investment income	(0.20)	(0.42)	(0.50)	(0.46)	(0.45)	(0.35)
From net realized gain on investments	—	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.20)	(0.42)	(0.50)	(0.47)	(0.47)	(0.35)

Net asset value at end of period	$9.85	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	0.92%	4.90%	6.79%	2.36%	3.98%	4.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09%††	4.18%	5.29%	4.70%	4.58%	4.49%††
Net expenses	1.05%††	1.04%	1.02%	1.00%	1.01%	1.05%††
Expenses (before waiver/reimbursement)	1.06%††	1.04%	1.02%	1.00%	1.01%	1.20%††
Portfolio turnover rate	24%	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$414,939	$341,056	$163,500	$75,869	$71,206	$44,274

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				December 17, 2012** through October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.20	0.41	0.49	0.45	0.44	0.33
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	0.13	(0.24)	(0.05)	0.09

Total from investment operations	0.09	0.47	0.62	0.21	0.39	0.42

Less dividends and distributions:
From net investment income	(0.20)	(0.41)	(0.49)	(0.45)	(0.44)	(0.33)
From net realized gain on investments	—	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.20)	(0.41)	(0.49)	(0.46)	(0.46)	(0.33)

Net asset value at end of period	$9.85	$9.96	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	0.89%	4.82%	6.67%	2.14%	3.97%	4.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.04%††	4.16%	5.18%	4.59%	4.48%	4.37%††
Net expenses	1.10%††	1.11%	1.13%	1.12%	1.12%	1.18%††
Expenses (before waiver/reimbursement)	1.11%††	1.11%	1.13%	1.12%	1.12%	1.33%††
Portfolio turnover rate	24%	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$5,781	$5,564	$6,044	$4,525	$2,940	$1,399

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

24	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				December 17, 2012** through October 31,
Class C	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96	$9.90	$9.76	$10.01	$10.09	$10.00

Net investment income (loss)	0.16	0.34	0.42	0.39	0.37	0.27
Net realized and unrealized gain (loss) on investments	(0.12)	0.05	0.14	(0.25)	(0.06)	0.09

Total from investment operations	0.04	0.39	0.56	0.14	0.31	0.36

Less dividends and distributions:
From net investment income	(0.16)	(0.33)	(0.42)	(0.38)	(0.37)	(0.27)
From net realized gain on investments	—	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.16)	(0.33)	(0.42)	(0.39)	(0.39)	(0.27)

Net asset value at end of period	$9.84	$9.96	$9.90	$9.76	$10.01	$10.09

Total investment return (a)	0.41%	4.04%	5.99%	1.37%	3.12%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.29%††	3.42%	4.43%	3.83%	3.73%	3.63%††
Net expenses	1.85%††	1.86%	1.88%	1.87%	1.87%	1.93%††
Expenses (before waiver/reimbursement)	1.86%††	1.86%	1.88%	1.87%	1.87%	2.08%††
Portfolio turnover rate	24%	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$49,113	$51,738	$51,063	$38,884	$39,106	$14,291

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30,	Year ended October 31,				December 17, 2012** through October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.97	$9.90	$9.77	$10.02	$10.09	$10.00

Net investment income (loss)	0.21	0.44	0.53	0.48	0.49	0.37
Net realized and unrealized gain (loss) on investments	(0.12)	0.07	0.13	(0.23)	(0.06)	0.08

Total from investment operations	0.09	0.51	0.66	0.25	0.43	0.45

Less dividends and distributions:
From net investment income	(0.21)	(0.44)	(0.53)	(0.49)	(0.48)	(0.36)
From net realized gain on investments	—	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.21)	(0.44)	(0.53)	(0.50)	(0.50)	(0.36)

Net asset value at end of period	$9.85	$9.97	$9.90	$9.77	$10.02	$10.09

Total investment return (a)	0.94%	5.27%	7.05%	2.51%	4.34%	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.34%††	4.46%	5.53%	4.96%	4.85%	4.59%††
Net expenses	0.80%††	0.79%	0.77%	0.75%	0.76%	0.80%††
Expenses (before waiver/reimbursement)	0.81%††	0.79%	0.77%	0.75%	0.76%	0.95%††
Portfolio turnover rate	24%	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$651,808	$626,617	$431,040	$389,912	$285,259	$130,529

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,				December 17, 2012** through October 31,
Class R2	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.96	$9.90	$9.77	$10.01	$10.09	$10.00

Net investment income (loss)	0.20	0.41	0.47	0.44	0.46	0.36
Net realized and unrealized gain (loss) on investments	(0.12)	0.06	0.16	(0.22)	(0.08)	0.07

Total from investment operations	0.08	0.47	0.63	0.22	0.38	0.43

Less dividends and distributions:
From net investment income	(0.20)	(0.41)	(0.50)	(0.45)	(0.44)	(0.34)
From net realized gain on investments	—	—	—	(0.01)	(0.02)	—

Total dividends and distributions	(0.20)	(0.41)	(0.50)	(0.46)	(0.46)	(0.34)

Net asset value at end of period	$9.84	$9.96	$9.90	$9.77	$10.01	$10.09

Total investment return (a)	0.77%	4.80%	6.69%	2.26%	3.87%	4.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%††	4.14%	5.19%	4.60%	4.48%	4.14%††
Net expenses	1.15%††	1.14%	1.12%	1.10%	1.11%	1.15%††
Expenses (before waiver/reimbursement)	1.16%††	1.14%	1.12%	1.10%	1.11%	1.30%††
Portfolio turnover rate	24%	57%	50%	54%	65%	90%
Net assets at end of period (in 000’s)	$85	$119	$111	$55	$49	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$9.97	$9.91	$9.23

Net investment income (loss)	0.18	0.38	0.32
Net realized and unrealized gain (loss) on investments	(0.12)	0.06	0.67

Total from investment operations	0.06	0.44	0.99

Less dividends:
From net investment income	(0.18)	(0.38)	(0.31)

Net asset value at end of period	$9.85	$9.97	$9.91

Total investment return (a)	0.64%	4.54%	10.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73%††	3.86%	4.84	%††
Net expenses	1.40%††	1.39%	1.37	%††
Expenses (before reimbursement/waiver)	1.41%††	1.39%	1.37	%††
Portfolio turnover rate	24%	57%	50%
Net assets at end of period (in 000’s)	$126	$55	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

26	MainStay MacKay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Short Duration High Yield Fund (formerly known as MainStay Short Duration High Yield Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has eight classes of shares registered for sale. The inception date for Class A, Class I, Investor, Class C and Class R2 was on December 17, 2012. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on certain redemptions of such shares made within 18 months of the date of purchase of Class C shares. Class I, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a

27

Notes to Financial Statements (Unaudited) (continued)

framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

28	MainStay MacKay Short Duration High Yield Fund

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/18*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (1)	$ 1,838,271	Market Approach	Estimated Enterprise Value	$953.1m– $1,097.5m
Corporate Bonds (1)	8,998,171	Income Approach	Estimated Yield to Maturity	16.05%
			Spread Adjustment	3.28%
Common Stocks (1)	471,071	Market Approach	Estimated Enterprise Value	$953.1m– $1,097.5m
			Estimated Volatility	20.00%

	$11,307,513

*	The table above does not include a Level 3 investment that was valued by brokers without adjustment. As of April 30, 2018, the value of this investment was $20,480,262. The inputs for this investment were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

29

Notes to Financial Statements (Unaudited) (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of April 30, 2018, the Fund did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain

30	MainStay MacKay Short Duration High Yield Fund

or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  High-Yield Securities Risk.  The Fund primarily invest in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.05% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except Class R6. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $3,438,651 and waived its fees and/or reimbursed expenses in the amount of $27,289.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor

Class, Class T and Class R2 shares at an annual rate of 0.25% of the

31

Notes to Financial Statements (Unaudited) (continued)

average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$46
Class R3	34

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $13,782 and $1,625, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $2,757 and $12,574, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$220,315
Investor Class	4,592
Class C	41,484
Class I	361,718
Class R2	53
Class R3	40

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$4,828,738	1.2%
Class R2	31,226	36.7
Class R3	29,151	23.1

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,125,966,035	$5,733,941	$(14,825,346)	$(9,091,405)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $5,846,188 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$438	$5,408

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$36,166,268

32	MainStay MacKay Short Duration High Yield Fund

Note 5–Restricted Securities

As of April 30, 2018, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/18 Value	Percent of Net Assets
Exide Technologies Common Stock	4/30/17-5/24/17	256,017	$174,105	$471,071	0.1%
Neenah Foundry Co. 2017 Term Loan Loan Assignment 8.526%, due 12/13/22	12/8/17	3,456,250	3,423,947	3,421,687	0.3
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$3,000,000	2,956,531	3,030,000	0.3
Stone Energy Corp. Common Stock	3/3/17	130,766	4,722,922	4,655,270	0.4
Stone Energy Corp. Corporate Bond 7.50%, due 5/31/22	3/3/17-1/3/18	$2,468,787	2,605,397	2,511,991	0.2
Total			$13,882,902	$14,090,019	1.3%

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $336,725 and $237,113, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	14,356,119	$142,419,271
Shares issued to shareholders in reinvestment of dividends and distributions	764,283	7,559,202
Shares redeemed	(7,235,600)	(71,739,484)

Net increase (decrease) in shares outstanding before conversion	7,884,802	78,238,989
Shares converted into Class A (See Note 1)	36,569	361,955
Shares converted from Class A (See Note 1)	(14,748)	(145,797)

Net increase (decrease)	7,906,623	$78,455,147

Year ended October 31, 2017:
Shares sold	25,493,101	$254,036,495
Shares issued to shareholders in reinvestment of dividends and distributions	901,115	8,962,095
Shares redeemed	(7,620,561)	(75,874,248)

Net increase (decrease) in shares outstanding before conversion	18,773,655	187,124,342
Shares converted into Class A (See Note 1)	284,075	2,836,267
Shares converted from Class A (See Note 1)	(1,343,513)	(13,405,887)

Net increase (decrease)	17,714,217	$176,554,722

33

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	102,435	$1,014,159
Shares issued to shareholders in reinvestment of dividends and distributions	10,802	106,849
Shares redeemed	(62,780)	(622,844)

Net increase (decrease) in shares outstanding before conversion	50,457	498,164
Shares converted into Investor Class (See Note 1)	14,748	145,797
Shares converted from Investor Class (See Note 1)	(36,570)	(361,955)

Net increase (decrease)	28,635	$282,006

Year ended October 31, 2017:
Shares sold	261,945	$2,606,006
Shares issued to shareholders in reinvestment of dividends and distributions	26,429	262,665
Shares redeemed	(106,669)	(1,061,881)

Net increase (decrease) in shares outstanding before conversion	181,705	1,806,790
Shares converted into Investor Class (See Note 1)	50,524	502,623
Shares converted from Investor Class (See Note 1)	(284,240)	(2,836,267)

Net increase (decrease)	(52,011)	$(526,854)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	621,718	$6,162,972
Shares issued to shareholders in reinvestment of dividends and distributions	73,026	722,151
Shares redeemed	(895,991)	(8,884,976)

Net increase (decrease) in shares outstanding before conversion	(201,247)	(1,999,853)
Shares converted from Class C (See Note 1)	(4,097)	(40,566)

Net increase (decrease)	(205,344)	$(2,040,419)

Year ended October 31, 2017:
Shares sold	1,770,175	$17,581,520
Shares issued to shareholders in reinvestment of dividends and distributions	157,844	1,568,184
Shares redeemed	(1,874,836)	(18,651,966)

Net increase (decrease) in shares outstanding before conversion	53,183	497,738
Shares converted from Class C (See Note 1)	(17,849)	(178,009)

Net increase (decrease)	35,334	$319,729

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	13,812,153	$136,945,206
Shares issued to shareholders in reinvestment of dividends and distributions	1,215,689	12,027,558
Shares redeemed	(11,732,805)	(116,414,151)

Net increase (decrease) in shares outstanding before conversion	3,295,037	32,558,613
Shares converted into Class I (See Note 1)	4,093	40,566

Net increase (decrease)	3,299,130	$32,599,179

Year ended October 31, 2017:
Shares sold	35,218,898	$350,624,032
Shares issued to shareholders in reinvestment of dividends and distributions	2,193,515	21,813,016
Shares redeemed	(19,374,629)	(192,926,475)

Net increase (decrease) in shares outstanding before conversion	18,037,784	179,510,573
Shares converted into Class I (See Note 1)	1,309,541	13,081,273

Net increase (decrease)	19,347,325	$192,591,846

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares issued to shareholders in reinvestment of dividends and distributions	193	$1,903
Shares redeemed	(3,492)	(34,602)

Net increase (decrease)	(3,299)	$(32,699)

Year ended October 31, 2017:
Shares sold	1,599	$15,912
Shares issued to shareholders in reinvestment of dividends and distributions	474	4,703
Shares redeemed	(1,329)	(13,220)

Net increase (decrease)	744	$7,395

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,821	$77,274
Shares issued to shareholders in reinvestment of dividends and distributions	134	1,320
Shares redeemed	(666)	(6,647)

Net increase (decrease)	7,289	$71,947

Year ended October 31, 2017:
Shares sold	2,603	$26,000
Shares issued to shareholders in reinvestment of dividends and distributions	127	1,266

Net increase (decrease)	2,730	$27,266

34	MainStay MacKay Short Duration High Yield Fund

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Short Duration High Yield Fund (now known as the MainStay MacKay Short Duration High Yield Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

36	MainStay MacKay Short Duration High Yield Fund

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record. The Board noted that the Fund’s longer-term investment performance compared favorably relative to the Fund’s benchmark index and peer funds and considered its discussions with representatives from

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments regarding the Fund’s recent underperformance relative to the Fund’s benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered

38	MainStay MacKay Short Duration High Yield Fund

differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay MacKay Short Duration High Yield Fund

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1739387 MS126-18	MSSHY10-06/18 (NYLIM) NL0B9

MainStay MacKay Total Return Bond Fund (Formerly known as MainStay Total Return Bond Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/2/2004	–6.57 –2.16%	–4.69 –0.19%	0.31 1.23%	3.50 3.98%	0.90 0.90%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–6.71 –2.31	–4.80 –0.31	0.25 1.18	3.41 3.89	0.99 0.99
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1/2/2004	–7.43 –2.59	–5.94 –1.06	0.08 0.44	3.12 3.12	1.74 1.74
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1/2/2004	–3.56 –2.59	–2.03 –1.06	0.44 0.44	3.11 3.11	1.74 1.74
Class I Shares	No Sales Charge		1/2/1991	–2.02	0.10	1.57	4.32	0.60
Class R1 Shares	No Sales Charge		6/29/2012	–2.16	–0.09	1.45	2.18	0.73
Class R2 Shares	No Sales Charge		6/29/2012	–2.19	–0.25	1.19	1.92	0.98
Class R3 Shares	No Sales Charge		2/29/2016	–2.31	–0.49	2.06	2.06	1.23
Class R6 Shares	No Sales Charge		12/29/2014	–2.08	0.09	1.69	1.69	0.54

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–1.87%	–0.32%	1.47%	3.57%
Morningstar Intermediate-Term Bond Category Average[5]	–1.70	–0.09	1.38	3.73

4.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$978.40	$4.41	$1,020.30	$4.51	0.90%

Investor Class Shares	$1,000.00	$976.90	$5.05	$1,019.70	$5.16	1.03%

Class B Shares	$1,000.00	$974.10	$8.71	$1,016.00	$8.90	1.78%

Class C Shares	$1,000.00	$974.10	$8.71	$1,016.00	$8.90	1.78%

Class I Shares	$1,000.00	$979.80	$2.95	$1,021.80	$3.01	0.60%

Class R1 Shares	$1,000.00	$978.40	$3.43	$1,021.30	$3.51	0.70%

Class R2 Shares	$1,000.00	$978.10	$4.66	$1,020.10	$4.76	0.95%

Class R3 Shares	$1,000.00	$976.90	$5.88	$1,018.80	$6.01	1.20%

Class R6 Shares	$1,000.00	$979.20	$2.60	$1,022.20	$2.66	0.53%

1	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.50%, due 7/1/18–6/1/57

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–6.50%, due 1/1/21–9/1/47

3.	United States Treasury Notes, 1.25%–2.75%, due 8/31/20–11/15/27

4.	United States Treasury Bonds, 2.50%–6.25%, due 5/15/30–2/15/47

5.	Morgan Stanley, 2.625%–5.75%, due 1/25/21–7/22/38
6.	Bank of America Corp., 3.30%–6.30%, due 6/17/19–12/20/28

7.	Goldman Sachs Group, Inc., 3.00%–6.75%, due 4/26/22–10/1/37

8.	Citigroup, Inc., 2.50%–5.30%, due 7/29/19–5/6/44

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 7/15/28–8/20/47

10.	JPMorgan Chase & Co., 2.95%–5.50%, due 5/1/23–10/15/40

8	MainStay MacKay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Total Return Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay Total Return Bond Fund returned –2.16% for Class A shares, –2.31% for Investor Class shares and –2.59% for Class B and Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned –2.02%, Class R1 shares returned –2.16%, Class R2 shares returned –2.19%, Class R3 shares returned –2.31% and Class R6 shares returned –2.08%. For the six months ended April 30, 2018, all share classes underperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the –1.70% return of the Morningstar Intermediate-Term Bond Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Total Return Bond Fund was renamed MainStay MacKay Total Return Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. Modestly detracting from the Fund’s relative performance was its overweight position in the financials sector. Financials, such as the banking industry, tended to lag the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. Underweight positions in mortgage-backed securities and asset-backed securities dampened the Fund’s yield. The Bloomberg Barclays U.S. Aggregate Bond Index was better positioned than the Fund to benefit from the flattening of the U.S. Treasury yield curve.3

The Fund’s allocation to spread4 product affects performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek safe harbors, the market demands more compensation for risk, enabling defensively-postured funds to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively-postured funds. Peer funds that were postured more defensively—with a shorter duration, less spread product or both—would likely have enjoyed advantages over the Fund during the reporting period. Peer funds that were postured more aggressively—with larger commitments to credit-sensitive sectors, longer durations5 or both—would likely have had worse performance than the Fund.

The Fund’s duration positioning added to relative performance. With a duration that was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was less sensitive to rising U.S. Treasury yields during the reporting period. In addition, an overweight position in credit (investment-grade corporate bonds and high-yield corporate bonds) offered a healthy yield advantage over comparable-duration U.S. Treasury securities.

What was the Fund’s duration strategy during the reporting period?

During the reporting period, the Fund maintained an intermediate duration. At the end of the reporting period, the Fund’s duration was 5.9 years, which was 0.2 years shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a shorter-duration posture, the Fund held U.S. Treasury futures.

The Fund’s duration affected the Fund in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. As U.S. Treasury yields rose, the Fund’s shorter-duration posture helped performance relative to the benchmark and longer-duration peers. The yield effect, however, was a performance headwind because the presence of U.S. Treasury futures and the Fund’s shorter-than-benchmark duration dampened the Fund’s yield.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, the Fund’s positioning within the credit markets generated mixed results. Contributing positively

1.	See footnote on page 6 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

to the Fund’s performance were holdings in commodity-sensitive sectors, such as energy and metals/mining, which rebounded as commodity prices rose. (Contributions take weightings and total returns into account.) Examples of individual Fund holdings that added to returns were Marathon Petroleum and Valero Energy. The potential benefits of integration buoyed the Fund’s allocations in the media and communications sectors. In particular, the Fund’s positions in Time Warner, AT&T and Sprint contributed positively to the Fund’s performance.

The possibility of higher interest rates and slower loan growth pinching margins and profitability slowed the performance of certain Fund holdings in the banking industry, including Goldman Sachs, Citigroup and JPMorgan Chase. The possibility of higher rates on consumer loans weighed on consumer-related financing companies such as Ford and General Motors. Emerging-market credits were also negatively affected by the prospect of higher financing rates as U.S. Treasury yields rose.

As previously noted, mortgage-backed securities were a slight detractor from the Fund’s relative performance because of an underweight position in the sector.

Did the Fund make any significant purchases or sales during the reporting period?

As we entered the reporting period, we began to reduce the Fund’s exposure to credit risk because of richer valuations and economic headwinds. We modestly lowered the Fund’s risk profile by paring back exposure to corporate bonds and rotating the sale proceeds into U.S. Treasury securities and cash equivalents. Other trading activity during the reporting period took the form of relative-value trades in corporates, rolling U.S. Treasury futures forward, reinvesting residential mortgage paydowns and responding to periodic contributions and withdrawals.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield and high-grade corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. At the end of the reporting period, the Fund had committed capital to credit-sensitive sectors and had de-emphasized lower-yielding sectors (such as U.S. Treasury securities, agency debentures and cash) and sectors sensitive to interest-rate volatility (such as residential mortgage-backed securities).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Total Return Bond Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 95.9%† Corporate Bonds 54.2%
Aerospace & Defense 0.7%
Harris Corp. 5.054%, due 4/27/45	$3,000,000	$3,247,319
KLX, Inc. 5.875%, due 12/1/22 (a)	4,395,000	4,587,281

		7,834,600

Agriculture 1.1%
Altria Group, Inc. 5.375%, due 1/31/44	700,000	765,359
9.25%, due 8/6/19	2,838,000	3,061,081
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	2,135,000	1,958,272
Cargill, Inc. 4.307%, due 5/14/21 (a)	3,000,000	3,090,830
Philip Morris International, Inc. 1.625%, due 2/21/19	1,000,000	992,080
4.25%, due 11/10/44	2,100,000	2,048,728
4.375%, due 11/15/41	1,075,000	1,053,055
Reynolds American, Inc. 8.125%, due 6/23/19	720,000	760,494

		13,729,899

Airlines 0.5%
American Airlines, Inc. Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	6,000,000	5,756,589

Auto Manufacturers 1.0%
Ford Motor Co. 7.45%, due 7/16/31	2,095,000	2,480,111
9.215%, due 9/15/21	2,355,000	2,753,467
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	2,580,000	2,783,058
General Motors Co. 5.20%, due 4/1/45	2,860,000	2,702,608
General Motors Financial Co., Inc. 3.20%, due 7/13/20	1,620,000	1,615,184

		12,334,428

Banks 10.1%
♦Bank of America Corp. 3.30%, due 1/11/23	680,000	672,205
3.419%, due 12/20/28 (a)(b)	468,000	439,480
3.705%, due 4/24/28 (b)	5,000,000	4,807,914
4.25%, due 10/22/26	11,900,000	11,792,993
5.125%, due 6/17/19 (b)(c)	2,075,000	2,101,145
6.30%, due 3/10/26 (b)(c)	1,500,000	1,588,050

	Principal Amount	Value
Banks (continued)
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (b)(c)	$1,325,000	$1,275,313
Barclays PLC 2.75%, due 11/8/19	3,740,000	3,714,258
♦Citigroup, Inc. 2.50%, due 7/29/19	5,880,000	5,855,095
3.40%, due 5/1/26	1,950,000	1,841,422
3.70%, due 1/12/26	4,190,000	4,065,607
3.887%, due 1/10/28 (b)	3,489,000	3,391,314
4.05%, due 7/30/22	580,000	586,595
5.30%, due 5/6/44	2,314,000	2,464,627
Discover Bank 7.00%, due 4/15/20	1,340,000	1,424,242
8.70%, due 11/18/19	474,000	509,065
♦Goldman Sachs Group, Inc. 3.00%, due 4/26/22	11,325,000	11,068,100
3.50%, due 11/16/26	4,305,000	4,077,110
3.625%, due 1/22/23	2,850,000	2,838,262
6.75%, due 10/1/37	1,610,000	1,953,554
♦JPMorgan Chase & Co. 2.95%, due 10/1/26	4,870,000	4,507,357
3.375%, due 5/1/23	6,500,000	6,364,637
5.50%, due 10/15/40	745,000	859,091
Lloyds Banking Group PLC 4.582%, due 12/10/25	8,183,000	8,090,868
♦Morgan Stanley 2.625%, due 11/17/21	5,755,000	5,603,749
3.591%, due 7/22/28 (b)	1,850,000	1,758,808
3.875%, due 1/27/26	380,000	374,525
3.971%, due 7/22/38 (b)	1,035,000	968,385
4.35%, due 9/8/26	1,875,000	1,863,080
4.875%, due 11/1/22	3,945,000	4,095,212
5.00%, due 11/24/25	4,535,000	4,703,723
5.75%, due 1/25/21	5,000,000	5,315,263
Regions Bank 7.50%, due 5/15/18	392,000	392,688
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	5,985,000	6,078,221
6.00%, due 12/19/23	280,000	297,388
Santander Holdings USA, Inc. 4.40%, due 7/13/27	1,108,000	1,085,496
Wachovia Corp. 5.50%, due 8/1/35	1,220,000	1,339,307
Wells Fargo & Co. 5.375%, due 11/2/43	265,000	284,522
Wells Fargo Bank N.A. 5.85%, due 2/1/37	555,000	655,592

		121,104,263

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Beverages 2.0%
Anheuser-Busch InBev Finance, Inc. 2.65%, due 2/1/21	$6,180,000	$6,108,300
Constellation Brands, Inc. 3.875%, due 11/15/19	5,000,000	5,061,879
4.50%, due 5/9/47	2,740,000	2,676,313
4.75%, due 11/15/24	1,905,000	1,986,738
PepsiCo, Inc. 2.00%, due 4/15/21	4,565,000	4,446,691
4.00%, due 5/2/47	3,620,000	3,566,621

		23,846,542

Biotechnology 0.5%
Biogen, Inc. 2.90%, due 9/15/20	2,010,000	2,000,451
Gilead Sciences, Inc. 2.55%, due 9/1/20	4,010,000	3,979,584

		5,980,035

Building Materials 1.0%
Masco Corp. 3.50%, due 11/15/27	5,000,000	4,710,248
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	4,940,000	5,004,837
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,048,200

		11,763,285

Chemicals 1.8%
Air Liquide Finance S.A. (a) 1.375%, due 9/27/19	3,625,000	3,547,233
1.75%, due 9/27/21	2,470,000	2,349,254
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (a)	5,665,000	5,308,105
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,288,568
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,400,000	2,238,480
WR Grace & Co-Conn 5.125%, due 10/1/21 (a)	3,095,000	3,179,463

		21,911,103

Commercial Services 0.2%
United Rentals North America, Inc. 5.50%, due 5/15/27	1,485,000	1,477,575
5.875%, due 9/15/26	1,380,000	1,438,650

		2,916,225

Computers 0.8%
Apple, Inc. 1.55%, due 8/4/21	2,215,000	2,116,716
3.85%, due 8/4/46	1,605,000	1,521,639

	Principal Amount	Value
Computers (continued)
Hewlett Packard Enterprise Co. 2.85%, due 10/5/18	$6,145,000	$6,153,588

		9,791,943

Cosmetics & Personal Care 0.4%
Unilever Capital Corp. 1.375%, due 7/28/21	4,450,000	4,214,362

Diversified Financial Services 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, due 5/26/22	3,690,000	3,624,315
4.50%, due 5/15/21	1,240,000	1,268,943
Air Lease Corp. 3.25%, due 3/1/25	3,700,000	3,471,073
4.25%, due 9/15/24	2,445,000	2,455,893
Ally Financial, Inc. 7.50%, due 9/15/20	166,000	179,695
8.00%, due 11/1/31	3,580,000	4,350,416
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	2,956,095
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,510,990
International Lease Finance Corp. 5.875%, due 8/15/22	2,200,000	2,351,712
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,759,170
Protective Life Global Funding 2.161%, due 9/25/20 (a)	2,500,000	2,440,636

		26,368,938

Electric 1.7%
Duquesne Light Holdings, Inc. (a) 3.616%, due 8/1/27	1,645,000	1,563,996
5.90%, due 12/1/21	3,000,000	3,210,655
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	3,000,000	3,369,306
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	1,375,000	1,371,563
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,371,971
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,070,966
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	605,145
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,387,142

		19,950,744

Electronics 0.5%
Honeywell International, Inc. 1.85%, due 11/1/21	6,400,000	6,153,639

12	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Environmental Controls 0.4%
Waste Management, Inc. 2.40%, due 5/15/23	$4,605,000	$4,366,010

Food 1.8%
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,285,950
Mondelez International Holdings Netherlands B.V. (a) 1.625%, due 10/28/19	4,170,000	4,087,443
2.00%, due 10/28/21	4,495,000	4,280,420
Post Holdings, Inc. 5.00%, due 8/15/26 (a)	1,735,000	1,626,563
Smithfield Foods, Inc. 2.70%, due 1/31/20 (a)	1,840,000	1,811,329
Tyson Foods, Inc. 5.15%, due 8/15/44	5,000,000	5,297,060

		21,388,765

Food Services 0.3%
Aramark Services, Inc. 5.125%, due 1/15/24	4,000,000	4,070,000

Gas 0.3%
NiSource, Inc. 3.49%, due 5/15/27	2,935,000	2,812,553
Southern California Gas Co. 3.20%, due 6/15/25	915,000	895,136

		3,707,689

Health Care—Products 1.0%
Becton Dickinson & Co. 3.363%, due 6/6/24	6,075,000	5,844,752
Zimmer Biomet Holdings, Inc. 3.55%, due 4/1/25	6,900,000	6,646,448

		12,491,200

Health Care—Services 0.4%
Anthem, Inc. 4.65%, due 1/15/43	1,895,000	1,846,989
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,523,576

		5,370,565

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,575,000	3,352,305

Home Builders 1.4%
KB Home 7.25%, due 6/15/18	4,700,000	4,717,625
Lennar Corp. 5.875%, due 11/15/24 (a)	2,320,000	2,395,400

	Principal Amount	Value
Home Builders (continued)
NVR, Inc. 3.95%, due 9/15/22	$6,420,000	$6,482,656
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	3,180,000	3,223,725

		16,819,406

Home Furnishing 0.8%
Whirlpool Corp. 4.85%, due 6/15/21	8,850,000	9,221,183

Insurance 2.7%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,080,357
American International Group, Inc. 4.20%, due 4/1/28	1,950,000	1,935,588
AXA Equitable Holdings, Inc. 4.35%, due 4/20/28 (a)	5,025,000	4,911,248
Hartford Financial Services Group, Inc. 6.00%, due 1/15/19	600,000	613,005
Liberty Mutual Group, Inc. (a) 4.25%, due 6/15/23	2,020,000	2,048,599
6.50%, due 3/15/35	335,000	402,522
6.50%, due 5/1/42	3,675,000	4,546,937
Markel Corp. 3.625%, due 3/30/23	2,515,000	2,480,053
5.00%, due 3/30/43	2,500,000	2,594,341
Protective Life Corp. 7.375%, due 10/15/19	4,180,000	4,428,044
Prudential Financial, Inc. 7.375%, due 6/15/19	3,550,000	3,723,627
Voya Financial, Inc. 3.65%, due 6/15/26	1,305,000	1,246,753

		32,011,074

Internet 0.3%
Match Group, Inc. 5.00%, due 12/15/27 (a)	4,285,000	4,199,300

Iron & Steel 0.5%
ArcelorMittal 7.25%, due 10/15/39	3,100,000	3,673,500
Vale Overseas, Ltd. 6.875%, due 11/21/36	2,280,000	2,643,432

		6,316,932

Lodging 0.5%
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,231,250
Wyndham Worldwide Corp. 4.15%, due 4/1/24	535,000	531,360

		5,762,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media 2.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	$4,000,000	$4,078,128
NBC Universal Media LLC 5.15%, due 4/30/20	7,900,000	8,228,843
Time Warner Cable LLC 8.75%, due 2/14/19	7,000,000	7,307,922
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	3,660,000	4,310,525
Time Warner, Inc. 3.80%, due 2/15/27	5,660,000	5,477,005
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,186,100
Vrio Finco 1, LLC / Vrio Finco 2, Inc. 6.875%, due 4/4/28 (a)	3,640,000	3,626,350

		34,214,873

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	2,780,000	2,819,766
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	373,420	411,508
Teck Resources, Ltd. 8.50%, due 6/1/24 (a)	1,441,000	1,608,516

		4,839,790

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.375%, due 9/15/24 (a)	5,850,000	5,864,625
Textron Financial Corp. 3.574% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(d)	5,685,000	5,244,413

		11,109,038

Oil & Gas 2.9%
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,830,283
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,335,312
Marathon Petroleum Corp. 5.00%, due 9/15/54	2,080,000	2,001,716
6.50%, due 3/1/41	1,580,000	1,896,361
Petrobras Global Finance B.V. 7.375%, due 1/17/27	8,100,000	8,687,250
Petroleos Mexicanos 6.75%, due 9/21/47	6,955,000	6,714,357
Valero Energy Corp. 6.125%, due 2/1/20	3,216,000	3,378,007
6.625%, due 6/15/37	4,000,000	4,994,928

		34,838,214

	Principal Amount	Value
Packaging & Containers 0.3%
WestRock Co. (a) 3.00%, due 9/15/24	$2,400,000	$2,269,783
3.375%, due 9/15/27	1,000,000	940,378

		3,210,161

Pharmaceuticals 0.6%
Allergan Funding SCS 4.75%, due 3/15/45	814,000	769,241
Zoetis, Inc. 3.25%, due 2/1/23	3,885,000	3,829,935
4.70%, due 2/1/43	2,745,000	2,859,759

		7,458,935

Pipelines 2.3%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 6.25%, due 10/15/22	1,491,000	1,556,231
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	5,680,000	5,664,601
EnLink Midstream Partners, L.P. 4.40%, due 4/1/24	4,130,000	4,094,699
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	385,000	428,899
MPLX, L.P. 4.875%, due 6/1/25	5,305,000	5,491,886
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,269,319
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	5,500,000	5,531,185

		28,036,820

Real Estate 0.5%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,561,127

Real Estate Investment Trusts 0.9%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,265,000	1,307,655
Crown Castle International Corp. 3.20%, due 9/1/24	5,580,000	5,304,303
5.25%, due 1/15/23	126,000	132,923
Ventas Realty, L.P. / Ventas Capital Corp. 4.25%, due 3/1/22	1,370,000	1,397,566
Welltower, Inc. 3.75%, due 3/15/23	570,000	568,515
5.25%, due 1/15/22	2,445,000	2,563,391

		11,274,353

Retail 2.8%
Alimentation Couche-Tard, Inc. 2.70%, due 7/26/22 (a)	7,345,000	7,056,150

14	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
CVS Health Corp. 2.80%, due 7/20/20	$6,880,000	$6,837,432
4.78%, due 3/25/38	750,000	741,650
5.05%, due 3/25/48	750,000	761,922
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(e)	56,058	58,650
Darden Restaurants, Inc. 3.85%, due 5/1/27	5,980,000	5,816,331
Dollar Tree, Inc. 5.75%, due 3/1/23	2,750,000	2,868,800
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,172,192
QVC, Inc. 4.45%, due 2/15/25	1,535,000	1,498,455
4.85%, due 4/1/24	1,550,000	1,565,434

		33,377,016

Semiconductors 0.6%
NXP B.V. / NXP Funding LLC 4.625%, due 6/1/23 (a)	3,825,000	3,851,297
Qorvo, Inc. 6.75%, due 12/1/23	3,618,000	3,844,125

		7,695,422

Software 0.7%
Microsoft Corp. 2.00%, due 8/8/23	3,540,000	3,332,863
4.10%, due 2/6/37	2,090,000	2,170,094
MSCI, Inc. 4.75%, due 8/1/26 (a)	2,865,000	2,838,785

		8,341,742

Telecommunications 3.0%
AT&T, Inc. 3.80%, due 3/1/24	5,920,000	5,880,134
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	946,000	974,380
Level 3 Financing, Inc. 5.375%, due 1/15/24	2,160,000	2,138,400
5.375%, due 5/1/25	1,845,000	1,816,772
Rogers Communications, Inc. 4.30%, due 2/15/48	2,110,000	2,032,774
Sprint Capital Corp. 6.875%, due 11/15/28	1,170,000	1,193,400
6.90%, due 5/1/19	475,000	489,250
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (a) 3.36%, due 3/20/23	6,378,750	6,355,595
4.738%, due 3/20/25	3,205,000	3,237,050
T-Mobile USA, Inc. 6.375%, due 3/1/25	500,000	525,000

	Principal Amount	Value
Telecommunications (continued)
Telecom Italia Capital S.A. 7.721%, due 6/4/38	$480,000	$578,400
Telefonica Emisiones SAU 4.57%, due 4/27/23	5,110,000	5,330,251
VEON Holdings B.V. 4.95%, due 6/16/24 (a)	2,450,000	2,324,535
Verizon Communications, Inc. 3.45%, due 3/15/21	785,000	790,284
5.15%, due 9/15/23	1,955,000	2,102,219

		35,768,444

Toys, Games & Hobbies 0.3%
Hasbro, Inc. 5.10%, due 5/15/44	2,045,000	1,949,335
6.35%, due 3/15/40	1,500,000	1,681,828

		3,631,163

Total Corporate Bonds (Cost $656,952,506)		652,090,732

Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.127% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(d)	64,334	61,603
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,391,324	2,512,507

		2,574,110

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.73% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(d)(e)(f)(g)	250,264	226,069

Total Mortgage-Backed Securities (Cost $2,896,301)		2,800,179

U.S. Government & Federal Agencies 41.5%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	89	94

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.1%
2.50%, due 1/1/32	9,589,084	9,326,650
2.50%, due 8/1/46	5,897,629	5,488,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.00%, due 6/1/43	$6,308,021	$6,133,441
3.00%, due 5/1/46	4,281,182	4,134,683
3.00%, due 12/1/46	3,072,145	2,966,005
3.00%, due 1/1/47	2,307,407	2,226,192
3.00%, due 8/1/47 TBA (h)	7,200,000	6,940,613
3.00%, due 9/1/47	3,876,288	3,739,852
3.23% (1 Year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (d)	54,679	57,870
3.50%, due 12/1/41	5,904,705	5,911,782
3.50%, due 5/1/42	5,280,315	5,286,651
3.50%, due 2/1/43	5,454,798	5,461,343
3.50%, due 5/1/43	2,260,617	2,263,301
3.50%, due 5/1/44	7,869,099	7,878,536
3.50%, due 5/1/46	4,912,099	4,893,667
3.50%, due 6/1/47 TBA (h)	6,000,000	5,958,606
4.00%, due 8/1/31	1,314,333	1,359,376
4.00%, due 1/1/41	1,840,980	1,895,941
4.00%, due 2/1/41	3,473,910	3,572,591
4.00%, due 4/1/41	882,742	907,335
4.00%, due 1/1/42	10,816,412	11,127,781
4.00%, due 6/1/42	3,876,297	3,986,317
4.00%, due 8/1/44	6,611,204	6,800,250
4.50%, due 9/1/39	259,738	273,982
4.50%, due 1/1/40	1,692,288	1,782,360
4.50%, due 12/1/40	1,338,400	1,414,735
4.50%, due 5/1/41	1,189,017	1,251,640
4.50%, due 6/1/41	5,190,449	5,469,854
4.50%, due 8/1/41	2,175,543	2,291,749
5.00%, due 8/1/33	128,079	136,761
5.50%, due 1/1/21	26,909	27,537
5.50%, due 2/1/33	43,319	47,417
5.50%, due 7/1/34	135,993	149,016
5.50%, due 4/1/37	6,169	6,750
5.50%, due 5/1/37	4,206	4,602
5.50%, due 7/1/37	19,920	21,776
5.50%, due 1/1/38	49,085	54,269
6.00%, due 2/1/27	29,028	32,065
6.00%, due 3/1/36	39,711	44,277
6.50%, due 4/1/37	85,809	96,658

		121,422,656

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.2%
2.50%, due 11/1/31	9,361,973	9,114,287
2.50%, due 7/1/46	6,072,432	5,661,798
3.00%, due 4/1/43	1,898,854	1,847,657
3.00%, due 6/1/57	6,335,631	6,060,683
3.50%, due 2/1/41	5,137,506	5,138,975

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities (continued)
3.50%, due 3/1/41	$444,792	$444,919
3.50%, due 11/1/41	8,056,715	8,063,011
3.50%, due 1/1/42	1,488,425	1,491,276
3.50%, due 3/1/42	3,084,144	3,085,194
3.50%, due 10/1/42	2,615,770	2,611,669
3.50%, due 2/1/43	2,834,159	2,835,159
3.50%, due 3/1/43	4,968,811	4,961,022
3.50%, due 5/1/43	2,270,907	2,270,386
3.50%, due 6/1/43	751,639	750,460
3.50%, due 11/1/45	5,141,598	5,116,867
4.00%, due 9/1/31	1,019,022	1,053,544
4.00%, due 11/1/40	903,592	931,482
4.00%, due 1/1/41	2,368,715	2,435,670
4.00%, due 2/1/41	10,626,472	10,906,363
4.00%, due 3/1/41	2,380,553	2,454,058
4.00%, due 10/1/41	2,978,841	3,070,893
4.00%, due 1/1/42	5,662,737	5,811,258
4.00%, due 2/1/42	1,167,593	1,198,203
4.00%, due 3/1/42	7,229,655	7,420,510
4.00%, due 7/1/42	1,272,140	1,305,509
4.00%, due 9/1/42	3,360,344	3,445,541
4.00%, due 5/1/47 TBA (h)	4,500,000	4,583,320
4.50%, due 7/1/18	2,306	2,323
4.50%, due 11/1/18	10,839	10,919
4.50%, due 6/1/23	84,813	87,458
4.50%, due 6/1/39	5,955,300	6,274,718
4.50%, due 8/1/39	2,722,370	2,872,752
4.50%, due 9/1/39	2,487,344	2,619,080
4.50%, due 1/1/40	362,158	381,158
4.50%, due 8/1/40	606,789	638,577
4.50%, due 9/1/40	5,418,445	5,703,487
4.50%, due 12/1/40	5,445,571	5,742,486
4.50%, due 7/1/41	2,760,545	2,911,287
4.50%, due 8/1/41	1,423,909	1,501,561
4.50%, due 8/1/42	1,515,054	1,597,557
4.50%, due 7/1/47 TBA (h)	4,500,000	4,687,383
5.00%, due 9/1/20	2,710	2,753
5.00%, due 10/1/20	21,101	21,513
5.00%, due 12/1/20	39,609	40,586
5.00%, due 7/1/33	243,790	261,716
5.00%, due 10/1/33	106,017	113,841
5.00%, due 5/1/35	588,571	631,982
5.00%, due 6/1/35	1,075,036	1,154,323
5.00%, due 7/1/35	98,573	105,778
5.00%, due 1/1/36	116,888	125,381
5.00%, due 2/1/36	892,484	958,403
5.00%, due 5/1/36	317,323	340,695
5.00%, due 9/1/36	89,297	95,898
5.50%, due 6/1/21	53,477	54,823
5.50%, due 6/1/33	592,222	651,275

16	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities (continued)
5.50%, due 11/1/33	$96,801	$105,956
5.50%, due 12/1/33	69,782	76,370
5.50%, due 4/1/34	245,548	269,459
5.50%, due 5/1/34	348,379	382,257
5.50%, due 6/1/34	94,468	103,701
5.50%, due 3/1/35	129,953	142,128
5.50%, due 4/1/36	219,808	240,630
5.50%, due 12/1/36	52,709	57,597
5.50%, due 1/1/37	278,334	310,304
5.50%, due 4/1/37	182,944	199,385
5.50%, due 7/1/37	394,043	439,793
5.50%, due 8/1/37	78,329	85,723
5.50%, due 9/1/37	2,035	2,222
6.00%, due 1/1/33	38,615	43,070
6.00%, due 3/1/33	41,511	46,121
6.00%, due 8/1/34	1,720	1,919
6.00%, due 9/1/35	111,372	126,430
6.00%, due 6/1/36	33,486	37,087
6.00%, due 12/1/36	90,906	101,573
6.00%, due 4/1/37	15,915	16,542
6.00%, due 9/1/37	10,401	11,591
6.00%, due 10/1/37	32,450	33,740
6.00%, due 11/1/37	6,676	7,420
6.00%, due 1/1/38	1,587	1,764
6.00%, due 11/1/38	20,760	22,969
6.50%, due 6/1/31	16,880	18,806
6.50%, due 8/1/31	9,691	10,797
6.50%, due 10/1/31	6,650	7,408
6.50%, due 6/1/32	22,575	25,151
6.50%, due 6/1/36	2,765	3,080
6.50%, due 7/1/36	5,384	5,998
6.50%, due 8/1/36	953	1,062
6.50%, due 11/1/36	41,378	46,097
6.50%, due 2/1/37	16,219	18,069
6.50%, due 7/1/37	4,498	5,012
6.50%, due 8/1/37	21,510	23,963
6.50%, due 9/1/37	36,840	41,257

		146,731,878

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 1.3%
3.50%, due 5/1/47 TBA (h)	6,850,000	6,858,563
3.50%, due 8/20/47	5,820,917	5,834,346
4.00%, due 11/20/40	305,027	315,240
4.00%, due 12/20/44	2,692,542	2,774,194
6.00%, due 2/15/29	7,422	8,272
6.00%, due 4/15/29	41,926	47,153
6.00%, due 8/15/32	96,744	109,058

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 7/15/28	$12,793	$14,309
6.50%, due 5/15/29	6,383	7,140

		15,968,275

♦United States Treasury Bonds 8.2%
2.50%, due 2/15/46	34,020,000	30,240,590
2.50%, due 5/15/46	7,093,000	6,299,748
2.875%, due 11/15/46	3,670,000	3,516,319
3.00%, due 2/15/47	20,995,000	20,615,286
3.375%, due 5/15/44	3,065,000	3,222,680
3.75%, due 11/15/43	16,605,000	18,550,898
5.00%, due 5/15/37	2,610,000	3,370,162
5.375%, due 2/15/31	8,835,000	11,103,455
6.25%, due 5/15/30	1,240,000	1,652,591

		98,571,729

♦United States Treasury Notes 9.6%
1.25%, due 10/31/21	21,100,000	20,088,684
1.75%, due 9/30/22	4,540,000	4,349,710
2.00%, due 11/30/20	1,450,000	1,428,703
2.00%, due 12/31/21	5,770,000	5,627,328
2.00%, due 2/15/23	5,160,000	4,980,206
2.00%, due 11/15/26	21,165,000	19,676,009
2.125%, due 8/31/20	14,630,000	14,487,129
2.25%, due 11/15/24	1,080,000	1,038,994
2.25%, due 11/15/27	10,350,000	9,758,918
2.50%, due 5/15/24	21,170,000	20,743,292
2.75%, due 2/15/24	13,855,000	13,782,478

		115,961,451

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	707,682

Total U.S. Government & Federal Agencies (Cost $514,011,318)		499,363,765

Total Long-Term Bonds (Cost $1,173,860,125)		1,154,254,676

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	1	25

Media 0.0%‡
ION Media Networks, Inc. (e)(f)(g)(i)	2	1,238

Total Common Stocks (Cost $0)		1,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $69,473,097 (Collateralized by a United States Treasury Bond with a rate of 7.25% and a maturity date of 8/15/22, with a Principal Amount of $59,160,000 and a Market Value of $70,862,321)	$69,471,669	$69,471,669

Total Short-Term Investment (Cost $69,471,669)		69,471,669

Total Investments (Cost $1,243,331,794)	101.7%	1,223,727,608

Other Assets, Less Liabilities	(1.7)	(20,029,552)
Net Assets	100.0%	$1,203,698,056

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2018.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2018.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2018, the total market value of fair valued securities was $285,957, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Illiquid security—As of April 30, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $227,307, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2018, the total net market value of these securities was $29,028,485, which represented 2.4% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(i)	Restricted security.

As of April 30, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(245)	June 2018	$(52,092,566)	$(51,951,485)	$141,081
10-Year United States Treasury Note	(184)	June 2018	(22,155,890)	(22,011,000)	144,890

			$(74,248,456)	$(73,962,485)	$285,971

1.	As of April 30, 2018, cash in the amount of $498,231 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2018.

18	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$652,090,732	$—	$652,090,732
Mortgage-Backed Securities (b)	—	2,574,110	226,069	2,800,179
U.S. Government & Federal Agencies	—	499,363,765	—	499,363,765

Total Long-Term Bonds	—	1,154,028,607	226,069	1,154,254,676

Common Stocks (c)	25	—	1,238	1,263
Short-Term Investment
Repurchase Agreement	—	69,471,669	—	69,471,669

Total Investments in Securities	25	1,223,500,276	227,307	1,223,727,608

Other Financial Instruments
Futures Contracts (d)	285,971	—	—	285,971

Total Investments in Securities and Other Financial Instruments	$285,996	$1,223,500,276	$227,307	$1,224,013,579

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $226,069 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,238 is held in Media within the Common Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers between among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	$228,294	$—	$—	$15,280	$—	$(17,505)	$—	$—	$226,069	$12,700
Common Stock
Media	1,357	—	—	(119)	—	—	—	—	1,238	(119)

Total	$229,651	$—	$—	$15,161	$—	$(17,505)	$—	$—	$227,307	$12,581

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,243,331,794)	$1,223,727,608
Cash collateral on deposit at broker for futures contracts	498,231
Receivables:
Interest	9,856,800
Fund shares sold	1,037,994
Investment securities sold	226
Other assets	97,290

Total assets	1,235,218,149

Liabilities
Payables:
Investment securities purchased	29,197,158
Fund shares redeemed	1,541,870
Manager (See Note 3)	443,362
Transfer agent (See Note 3)	109,886
Shareholder communication	90,277
Professional fees	47,009
NYLIFE Distributors (See Note 3)	30,137
Variation margin on futures contracts	19,173
Custodian	12,071
Trustees	2,446
Dividend payable	17,018
Accrued expenses	9,686

Total liabilities	31,520,093

Net assets	$1,203,698,056

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$116,991
Additional paid-in capital	1,248,079,809

1,248,196,800
Undistributed net investment income	77,809
Accumulated net realized gain (loss) on investments and futures transactions	(25,258,338)
Net unrealized appreciation (depreciation) on investments and futures contracts	(19,318,215)

Net assets	$1,203,698,056

Class A
Net assets applicable to outstanding shares	$51,675,236

Shares of beneficial interest outstanding	5,023,992

Net asset value per share outstanding	$10.29
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.77

Investor Class
Net assets applicable to outstanding shares	$5,895,769

Shares of beneficial interest outstanding	570,086

Net asset value per share outstanding	$10.34
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.83

Class B
Net assets applicable to outstanding shares	$3,842,774

Shares of beneficial interest outstanding	373,185

Net asset value and offering price per share outstanding	$10.30

Class C
Net assets applicable to outstanding shares	$17,859,216

Shares of beneficial interest outstanding	1,732,302

Net asset value and offering price per share outstanding	$10.31

Class I
Net assets applicable to outstanding shares	$874,642,029

Shares of beneficial interest outstanding	85,004,886

Net asset value and offering price per share outstanding	$10.29

Class R1
Net assets applicable to outstanding shares	$4,134,102

Shares of beneficial interest outstanding	401,960

Net asset value and offering price per share outstanding	$10.28

Class R2
Net assets applicable to outstanding shares	$96,901

Shares of beneficial interest outstanding	9,424

Net asset value and offering price per share outstanding	$10.28

Class R3
Net assets applicable to outstanding shares	$44,487

Shares of beneficial interest outstanding	4,325

Net asset value and offering price per share outstanding	$10.29

Class R6
Net assets applicable to outstanding shares	$245,507,542

Shares of beneficial interest outstanding	23,871,176

Net asset value and offering price per share outstanding	$10.28

20	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Interest	$19,802,223
Other income	3,754

Total income	19,805,977

Expenses
Manager (See Note 3)	3,027,408
Transfer agent (See Note 3)	675,830
Distribution/Service—Class A (See Note 3)	67,206
Distribution/Service—Investor Class (See Note 3)	7,426
Distribution/Service—Class B (See Note 3)	21,521
Distribution/Service—Class C (See Note 3)	95,741
Distribution/Service—Class R2 (See Note 3)	126
Distribution/Service—Class R3 (See Note 3)	142
Registration	64,373
Professional fees	58,869
Shareholder communication	40,104
Trustees	13,883
Custodian	6,781
Shareholder service (See Note 3)	2,073
Miscellaneous	29,419

Total expenses before waiver/reimbursement	4,110,902
Expense waiver/reimbursement from Manager (See Note 3)	(239,495)

Net expenses	3,871,407

Net investment income (loss)	15,934,570

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,249,023)
Futures transactions	1,424,243

Net realized gain (loss) on investments and futures transactions	175,220

Net change in unrealized appreciation (depreciation) on:
Investments	(41,694,780)
Futures contracts	(54,428)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(41,749,208)

Net realized and unrealized gain (loss) on investments and futures transactions	(41,573,988)

Net increase (decrease) in net assets resulting from operations	$(25,639,418)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,934,570	$31,712,371
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	175,220	(413,018)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(41,749,208)	(2,709,363)

Net increase (decrease) in net assets resulting from operations	(25,639,418)	28,589,990

Dividends to shareholders:
From net investment income:
Class A	(625,532)	(3,494,316)
Investor Class	(64,426)	(192,918)
Class B	(30,354)	(84,718)
Class C	(135,585)	(346,587)
Class I	(13,798,770)	(27,638,468)
Class R1	(49,982)	(94,639)
Class R2	(1,110)	(2,833)
Class R3	(569)	(1,658)
Class R6	(1,125,385)	(726)

	(15,831,713)	(31,856,863)

Return of capital:
Class A	—	(35,468)
Investor Class	—	(1,958)
Class B	—	(860)
Class C	—	(3,518)
Class I	—	(280,535)
Class R1	—	(961)
Class R2	—	(29)
Class R3	—	(17)
Class R6	—	(7)

	—	(323,353)

Total dividends to shareholders	(15,831,713)	(32,180,216)

Capital share transactions:
Net proceeds from sale of shares	228,285,964	452,805,322
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,133,473	27,812,619
Cost of shares redeemed	(262,376,352)	(490,911,282)

Increase (decrease) in net assets derived from capital share transactions	(18,956,915)	(10,293,341)

Net increase (decrease) in net assets	(60,428,046)	(13,883,567)

	2018	2017
Net Assets
Beginning of period	1,264,126,102	1,278,009,669

End of period	$1,203,698,056	$1,264,126,102

Undistributed (distributions in excess of) net investment income at end of period	$77,809	$(25,048)

22	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.64		$10.66		$10.46	$10.82	$10.71		$11.14

Net investment income (loss)	0.12		0.29		0.28	0.27	0.34		0.34
Net realized and unrealized gain (loss) on investments	(0.35)		(0.06)		0.18	(0.32)	0.12		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.23)		0.23		0.47	(0.05)	0.46		(0.05)

Less dividends and distributions:
From net investment income	(0.12)		(0.25)		(0.27)	(0.27)	(0.34)		(0.35)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.12)		(0.25)		(0.27)	(0.31)	(0.35)		(0.38)

Net asset value at end of period	$10.29		$10.64		$10.66	$10.46	$10.82		$10.71

Total investment return (a)	(2.16%)		2.23%		4.56%	(0.43%)	4.33%		(0.45%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34	% ††	2.44%		2.55%	2.56%	3.11%		3.11%
Net expenses	0.90	% ††	0.91%		1.00%	1.08%	0.86%		0.89%
Expenses (before waiver/reimbursement)	0.90	% ††	0.94%		1.13%	1.11%	0.96%		0.97%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$51,675		$55,474		$294,002	$507,633	$324,814		$58,425

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.70		$10.71		$10.51	$10.88	$10.77		$11.20

Net investment income (loss)	0.12		0.24		0.29	0.28	0.34		0.33
Net realized and unrealized gain (loss) on investments	(0.37)		(0.01)		0.19	(0.33)	0.11		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.25)		0.23		0.49	(0.05)	0.45		(0.07)

Less dividends and distributions:
From net investment income	(0.11)		(0.24)		(0.29)	(0.28)	(0.33)		(0.33)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.11)		(0.24)		(0.29)	(0.32)	(0.34)		(0.36)

Net asset value at end of period	$10.34		$10.70		$10.71	$10.51	$10.88		$10.77

Total investment return (a)	(2.31%)		2.11%		4.81%	(0.46%)	4.16%		(0.57%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21	% ††	2.28%		2.71%	2.64%	3.03%		3.00%
Net expenses	1.03	% ††	1.00%		0.83%	1.01%	1.01%		1.00%
Expenses (before waiver/reimbursement)	1.04	% ††	1.03%		0.98%	1.03%	1.10%		1.09%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$5,896		$6,265		$9,232	$8,350	$7,590		$8,352

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

24	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.65		$10.67		$10.47	$10.84	$10.72		$11.15

Net investment income (loss)	0.08		0.17		0.21	0.20	0.25		0.25
Net realized and unrealized gain (loss) on investments	(0.36)		(0.03)		0.19	(0.33)	0.12		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.28)		0.14		0.41	(0.13)	0.37		(0.15)

Less dividends and distributions:
From net investment income	(0.07)		(0.16)		(0.21)	(0.20)	(0.24)		(0.25)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.07)		(0.16)		(0.21)	(0.24)	(0.25)		(0.28)

Net asset value at end of period	$10.30		$10.65		$10.67	$10.47	$10.84		$10.72

Total investment return (a)	(2.59%)		1.36%		3.95%	(1.21%)	3.50%		(1.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	% ††	1.53%		1.96%	1.89%	2.28%		2.24%
Net expenses	1.78	% ††	1.75%		1.57%	1.76%	1.76%		1.75%
Expenses (before waiver/reimbursement)	1.79	% ††	1.78%		1.73%	1.78%	1.85%		1.84%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$3,843		$4,913		$6,746	$6,205	$6,794		$7,896

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.66		$10.68		$10.48	$10.85	$10.73		$11.17

Net investment income (loss)	0.07		0.17		0.21	0.20	0.25		0.25
Net realized and unrealized gain (loss) on investments	(0.35)		(0.03)		0.19	(0.33)	0.12		(0.41)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.28)		0.14		0.41	(0.13)	0.37		(0.16)

Less dividends and distributions:
From net investment income	(0.07)		(0.16)		(0.21)	(0.20)	(0.24)		(0.25)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.07)		(0.16)		(0.21)	(0.24)	(0.25)		(0.28)

Net asset value at end of period	$10.31		$10.66		$10.68	$10.48	$10.85		$10.73

Total investment return (a)	(2.59%)		1.36%		3.95%	(1.20%)	3.49%		(1.42%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	% ††	1.53%		1.96%	1.89%	2.28%		2.24%
Net expenses	1.78	% ††	1.75%		1.58%	1.75%	1.76%		1.75%
Expenses (before waiver/reimbursement)	1.79	% ††	1.78%		1.73%	1.78%	1.85%		1.84%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$17,859		$20,215		$28,430	$24,259	$26,485		$28,683

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

26	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.64		$10.66		$10.46	$10.83	$10.72		$11.15

Net investment income (loss)	0.14		0.28		0.31	0.32	0.37		0.38
Net realized and unrealized gain (loss) on investments	(0.35)		(0.01)		0.19	(0.33)	0.12		(0.40)
Net realized and unrealized gain (loss) on foreign currency transactions	—		(0.00	)‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.21)		0.27		0.51	(0.01)	0.49		(0.02)

Less dividends and distributions:
From net investment income	(0.14)		(0.29)		(0.31)	(0.32)	(0.37)		(0.38)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.14)		(0.29)		(0.31)	(0.36)	(0.38)		(0.41)

Net asset value at end of period	$10.29		$10.64		$10.66	$10.46	$10.83		$10.72

Total investment return (a)	(2.02%)		2.56%		4.96%	(0.05%)	4.60%		(0.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.64	% ††	2.66%		2.94%	3.05%	3.43%		3.41%
Net expenses	0.60	% ††	0.60%		0.60%	0.60%	0.60%		0.60%
Expenses (before waiver/reimbursement)	0.65	% ††	0.67%		0.88%	0.86%	0.71%		0.72%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$874,642		$1,173,384		$935,533	$1,021,724	$852,556		$762,533

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.64		$10.66		$10.46	$10.83	$10.72		$11.15

Net investment income (loss)	0.14		0.27		0.30	0.31	0.36		0.36
Net realized and unrealized gain (loss) on investments	(0.37)		(0.01)		0.19	(0.33)	0.12		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.23)		0.26		0.50	(0.02)	0.48		(0.03)

Less dividends and distributions:
From net investment income	(0.13)		(0.28)		(0.30)	(0.31)	(0.36)		(0.37)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.13)		(0.28)		(0.30)	(0.35)	(0.37)		(0.40)

Net asset value at end of period	$10.28		$10.64		$10.66	$10.46	$10.83		$10.72

Total investment return (a)	(2.16%)		2.46%		4.86%	(0.14%)	4.49%		(0.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.54	% ††	2.58%		2.84%	2.95%	3.31%		3.30%
Net expenses	0.70	% ††	0.70%		0.70%	0.70%	0.70%		0.70%
Expenses (before waiver/reimbursement)	0.75	% ††	0.77%		0.98%	0.96%	0.81%		0.82%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$4,134		$3,627		$3,846	$3,907	$34		$26

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

28	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2018*		2017		2016	2015	2014		2013
Net asset value at beginning of period	$10.63		$10.65		$10.46	$10.82	$10.71		$11.14

Net investment income (loss)	0.14		0.24		0.31	0.29	0.34		0.33
Net realized and unrealized gain (loss) on investments	(0.37)		(0.01)		0.15	(0.33)	0.11		(0.39)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	(0.00	)‡

Total from investment operations	(0.23)		0.23		0.46	(0.04)	0.45		(0.06)

Less dividends and distributions:
From net investment income	(0.12)		(0.25)		(0.27)	(0.28)	(0.33)		(0.34)
From net realized gain on investments	—		—		—	(0.04)	(0.01)		(0.03)
Return of capital	—		(0.00	)‡	—	—	—		—

Total dividends and distributions	(0.12)		(0.25)		(0.27)	(0.32)	(0.34)		(0.37)

Net asset value at end of period	$10.28		$10.63		$10.65	$10.46	$10.82		$10.71

Total investment return (a)	(2.19%)		2.18%		4.44%	(0.35%)	4.24%		(0.52%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.29	% ††	2.32%		2.64%	2.67%	3.09%		3.04%
Net expenses	0.95	% ††	0.95%		0.95%	0.95%	0.95%		0.95%
Expenses (before waiver/reimbursement)	1.00	% ††	1.02%		1.24%	1.20%	1.06%		1.07%
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%	26	%(b)	65	% (b)
Net assets at end of period (in 000’s)	$97		$127		$115	$1,266	$27		$26

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, 2014 and 2013, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

Class R3	Six months ended April 30, 2018*		Year ended October 31, 2017		February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$10.64		$10.66		$10.31

Net investment income (loss)	0.11		0.21		0.15
Net realized and unrealized gain (loss) on investments	(0.35)		(0.01)		0.35
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01

Total from investment operations	(0.24)		0.20		0.51

Less dividends and distributions:
From net investment income	(0.11)		(0.22)		(0.16)
Return of capital	—		(0.00	)‡	—

Total dividends and distributions	(0.11)		(0.22)		—

Net asset value at end of period	$10.29		$10.64		$10.66

Total investment return (a)	(2.31%)		1.93%		4.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02	% ††	2.07%		2.26	%††
Net expenses	1.20	% ††	1.20%		1.20	%††
Expenses (before reimbursement/waiver)	1.24	% ††	1.27%		1.48	%††
Portfolio turnover rate	26	% (b)	56	%(b)	21%
Net assets at end of period (in 000’s)	$44		$93		$79

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, respectively.

30	MainStay MacKay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,			December 29, 2014** through October 31,
Class R6	2018*		2017		2016	2015
Net asset value at beginning of period	$10.64		$10.66		$10.46	$10.71

Net investment income (loss)	0.09		0.29		0.36	0.27
Net realized and unrealized gain (loss) on investments	(0.31)		(0.02)		0.15	(0.25)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡	0.01	—

Total from investment operations	(0.22)		0.27		0.52	0.02

Less dividends:
From net investment income	(0.14)		(0.29)		(0.32)	(0.27)
Return of capital	—		(0.00	)‡	—	—

Total dividends and distributions	(0.14)		(0.29)		(0.32)	(0.27)

Net asset value at end of period	$10.28		$10.64		$10.66	$10.46

Total investment return (a)	(2.08%)		2.62%		5.04%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.76	% ††	2.74%		3.02%	3.07%††
Net expenses	0.53	% ††	0.54%		0.53%	0.53%††
Expenses (before waiver/reimbursement)	0.53	% ††	0.54%		0.53%	0.55%††
Portfolio turnover rate	26	% (b)	56	%(b)	21%	28%
Net assets at end of period (in 000’s)	$245,508		$27		$26	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 10%, 42%, 23% and 45% for the six months ended April 30, 2018 and the years ended October 31, 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay Total Return Bond Fund (formerly known as MainStay Total Return Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class R3 shares commenced operations on February 29, 2016. Class T shares were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services–Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

32	MainStay MacKay Total Return Bond Fund

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

33

Notes to Financial Statements (Unaudited) (continued)

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of April 30, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of April 30, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

34	MainStay MacKay Total Return Bond Fund

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of April 30, 2018, open futures contracts are shown in the Portfolio of Investments.

35

Notes to Financial Statements (Unaudited) (continued)

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(L)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

36	MainStay MacKay Total Return Bond Fund

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2018, the Fund did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$285,971	$285,971

Total Fair Value		$285,971	$285,971

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$1,424,243	$1,424,243

Total Realized Gain (Loss)		$1,424,243	$1,424,243

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(54,428)	$(54,428)

Total Change in Unrealized Appreciation (Depreciation)		$(54,428)	$(54,428)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$5,700,844	$5,700,844
Futures Contracts Short	$(74,622,250)	$(74,622,250)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion; 0.475% from $1 billion to $3 billion; and 0.465% in excess of $3 billion. During the six-month period ended April 30, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses)

do not exceed the following percentages of average daily net assets: Class A, 0.90% and Class I, 0.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Investor Class shares, Class B shares, Class C shares, Class T shares, Class R1 shares, Class R2 shares and Class R3 shares. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1, Class R2 and Class R3 shares of the Fund do not exceed 0.70%, 0.95% and 1.20%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $3,027,408 and waived its fees and/or reimbursed expenses in the amount of $239,495.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B

38	MainStay MacKay Total Return Bond Fund

and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan under the Class R2 and R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,994
Class R2	51
Class R3	28

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $8,457 and $2,171, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1,553, $3,015 and $1,069, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended

April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,253
Investor Class	7,871
Class B	5,699
Class C	25,361
Class I	603,224
Class R1	2,331
Class R2	59
Class R3	32

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R1	$24,386	0.6%
Class R2	27,939	28.8
Class R3	26,132	58.7
Class R6	26,441	0.0	‡
‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,244,151,084	$8,289,386	$(28,712,862)	$(20,423,476)

As of October 31, 2017, for federal income tax purposes, capital loss carryforwards of $24,273,870 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$6,692	$17,582

39

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$31,856,863
Return of Capital	323,353
Total	$32,180,216

Note 5–Restricted Securities

As of April 30, 2018, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	4/30/18 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/12/10	2	$—	$1,238	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of U.S. government securities were $275,117 and $253,311, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $34,941 and $66,480, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	451,105	$4,724,288
Shares issued to shareholders in reinvestment of dividends and distributions	53,859	562,715
Shares redeemed	(714,757)	(7,479,544)

Net increase (decrease) in shares outstanding before conversion	(209,793)	(2,192,541)
Shares converted into Class A (See Note 1)	34,570	362,515
Shares converted from Class A (See Note 1)	(15,452)	(159,792)

Net increase (decrease)	(190,675)	$(1,989,818)

Year ended October 31, 2017:
Shares sold	4,592,999	$48,060,430
Shares issued to shareholders in reinvestment of dividends and distributions	160,443	1,686,491
Shares redeemed	(7,903,014)	(83,292,088)

Net increase (decrease) in shares outstanding before conversion	(3,149,572)	(33,545,167)
Shares converted into Class A (See Note 1)	306,688	3,262,544
Shares converted from Class A (See Note 1)	(19,535,218)	(204,346,894)

Net increase (decrease)	(22,378,102)	$(234,629,517)

40	MainStay MacKay Total Return Bond Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	57,017	$599,491
Shares issued to shareholders in reinvestment of dividends and distributions	6,056	63,595
Shares redeemed	(72,541)	(764,226)

Net increase (decrease) in shares outstanding before conversion	(9,468)	(101,140)
Shares converted into Investor Class (See Note 1)	22,492	234,859
Shares converted from Investor Class (See Note 1)	(28,709)	(302,747)

Net increase (decrease)	(15,685)	$(169,028)

Year ended October 31, 2017:
Shares sold	142,162	$1,505,184
Shares issued to shareholders in reinvestment of dividends and distributions	18,149	192,205
Shares redeemed	(187,898)	(1,988,073)

Net increase (decrease) in shares outstanding before conversion	(27,587)	(290,684)
Shares converted into Investor Class (See Note 1)	49,834	527,919
Shares converted from Investor Class (See Note 1)	(298,191)	(3,191,457)

Net increase (decrease)	(275,944)	$(2,954,222)

Class B	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	9,448	$99,076
Shares issued to shareholders in reinvestment of dividends and distributions	2,602	27,215
Shares redeemed	(87,372)	(918,636)

Net increase (decrease) in shares outstanding before conversion	(75,322)	(792,345)
Shares converted from Class B (See Note 1)	(12,854)	(134,835)

Net increase (decrease)	(88,176)	$(927,180)

Year ended October 31, 2017:
Shares sold	24,740	$260,432
Shares issued to shareholders in reinvestment of dividends and distributions	7,121	75,049
Shares redeemed	(172,378)	(1,813,480)

Net increase (decrease) in shares outstanding before conversion	(140,517)	(1,477,999)
Shares converted from Class B (See Note 1)	(30,501)	(321,185)

Net increase (decrease)	(171,018)	$(1,799,184)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	149,501	$1,576,306
Shares issued to shareholders in reinvestment of dividends and distributions	11,461	119,982
Shares redeemed	(324,602)	(3,409,341)

Net increase (decrease)	(163,640)	$(1,713,053)

Year ended October 31, 2017:
Shares sold	289,312	$3,052,280
Shares issued to shareholders in reinvestment of dividends and distributions	27,502	290,203
Shares redeemed	(1,082,991)	(11,414,685)

Net increase (decrease)	(766,177)	$(8,072,202)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	20,260,162	$214,305,009
Shares issued to shareholders in reinvestment of dividends and distributions	1,259,830	13,182,960
Shares redeemed	(22,202,239)	(234,792,768)

Net increase (decrease) in shares outstanding before conversion	(682,247)	(7,304,799)
Shares converted from Class I (See Note 1)	(24,584,708)	(254,697,571)

Net increase (decrease)	(25,266,955)	$(262,002,370)

Year ended October 31, 2017:
Shares sold	37,770,017	$399,475,075
Shares issued to shareholders in reinvestment of dividends and distributions	2,414,350	25,467,801
Shares redeemed	(37,156,043)	(391,668,469)

Net increase (decrease) in shares outstanding before conversion	3,028,324	33,274,407
Shares converted into Class I (See Note 1)	19,490,216	204,069,073

Net increase (decrease)	22,518,540	$237,343,480

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	87,527	$922,504
Shares issued to shareholders in reinvestment of dividends and distributions	4,788	49,982
Shares redeemed	(31,365)	(328,569)

Net increase (decrease)	60,950	$643,917

Year ended October 31, 2017:
Shares sold	39,032	$412,446
Shares issued to shareholders in reinvestment of dividends and distributions	9,072	95,600
Shares redeemed	(67,990)	(716,989)

Net increase (decrease)	(19,886)	$(208,943)

41

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	—	$—
Shares issued to shareholders in reinvestment of dividends and distributions	106	1,110
Shares redeemed	(2,647)	(28,131)

Net increase (decrease)	(2,541)	$(27,021)

Year ended October 31, 2017:
Shares sold	1,574	$16,598
Shares issued to shareholders in reinvestment of dividends and distributions	272	2,862
Shares redeemed	(669)	(7,017)

Net increase (decrease)	1,177	$12,443

Class R3	Shares	Amount
Period ended April 30, 2018:
Shares sold	2	$22
Shares issued to shareholders in reinvestment of dividends and distributions	51	529
Shares redeemed	(4,460)	(47,345)

Net increase (decrease)	(4,407)	$(46,794)

Year ended October 31, 2017:
Shares sold	1,198	$12,783
Shares issued to shareholders in reinvestment of dividends and distributions	159	1,675
Shares redeemed	(34)	(368)

Net increase (decrease)	1,323	$14,090

Class R6	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	585,637	$6,059,268
Shares issued to shareholders in reinvestment of dividends and distributions	108,959	1,125,385
Shares redeemed	(1,410,666)	(14,607,792)

Net increase (decrease) in shares outstanding before conversion	(716,070)	(7,423,139)
Shares converted into Class R6 (See Note 1)	24,584,708	254,697,571

Net increase (decrease)	23,868,638	$247,274,432

Year ended October 31, 2017:
Shares sold	951	$10,094
Shares issued to shareholders in reinvestment of dividends and distributions	70	733
Shares redeemed	(951)	(10,113)

Net increase (decrease)	70	$714

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay MacKay Total Return Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Total Return Bond Fund (now known as the MainStay MacKay Total Return Bond Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-

44	MainStay MacKay Total Return Bond Fund

term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the

Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to regis-

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

tered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the total net expenses for the Fund. The Board also considered steps taken by New York Life Investments to attempt to mitigate the impact on the Fund’s expense ratios of investments by small accounts in the Fund. In addition, the Board noted that, following discussions with the Board, New York Life Investments had agreed to further reduce the Fund’s expense limitation agreement for Class A shares, also noting that New York Life Investments applied an equivalent waiver or reimbursement, in an equal number of basis points, to the other applicable share classes, and Class I shares, effective February 28, 2017, and New York Life Investments had proposed the continuation of the expense limitation agreement, effective February 28, 2018.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the

MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

46	MainStay MacKay Total Return Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737263 MS126-18	MSTRB10-06/18 (NYLIM) NL0B4

MainStay MacKay U.S. Equity Opportunities Fund

(Formerly known as MainStay U.S. Equity Opportunities Fund)

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–2.65 3.02%	9.49 15.87%	13.20 14.49%	8.58 9.20%	1.41 1.41%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.67 3.00	9.45 15.82	13.05 14.34	8.38 9.00	1.49 1.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/29/2007	1.70 2.58	14.03 15.01	13.49 13.49	8.19 8.19	2.25 2.25
Class I Shares	No Sales Charge		6/29/2007	3.13	16.08	14.74	9.46	1.16

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Index[3]	3.83%	13.17%	12.84%	9.10%
Morningstar Large Blend Category Average[4]	3.48	11.94	11.42	8.10

3.	The Russell 1000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price.
Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,030.20	$7.10	$1,017.80	$7.05	1.41%

Investor Class Shares	$1,000.00	$1,030.00	$7.45	$1,017.50	$7.40	1.48%

Class C Shares	$1,000.00	$1,025.80	$11.20	$1,013.70	$11.13	2.23%

Class I Shares	$1,000.00	$1,031.30	$5.84	$1,019.00	$5.81	1.16%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Industry Composition as of April 30, 2018 (Unaudited)

Software	6.1%
Banks	5.9
IT Services	5.4
Health Care Providers & Services	5.2
Internet & Direct Marketing Retail	5.0
Oil, Gas & Consumable Fuels	4.6
Technology Hardware, Storage & Peripherals	4.3
Specialty Retail	3.7
Capital Markets	3.5
Internet Software & Services	3.4
Chemicals	3.2
Machinery	2.8
Insurance	2.6
Equity Real Estate Investment Trusts	2.5
Food Products	2.3
Media	2.3
Pharmaceuticals	2.3
Health Care Equipment & Supplies	2.2
Hotels, Restaurants & Leisure	2.1
Semiconductors & Semiconductor Equipment	2.1
Textiles, Apparel & Luxury Goods	2.1
Aerospace & Defense	1.5
Air Freight & Logistics	1.4
Biotechnology	1.4
Communications Equipment	1.4
Personal Products	1.4

Real Estate Management & Development	1.3%
Automobiles	1.2
Electronic Equipment, Instruments & Components	1.2
Life Sciences Tools & Services	1.2
Beverages	1.1
Leisure Products	1.1
Diversified Financial Services	0.9
Professional Services	0.9
Diversified Telecommunication Services	0.8
Trading Companies & Distributors	0.8
Commercial Services & Supplies	0.6
Food & Staples Retailing	0.6
Paper & Forest Products	0.6
Road & Rail	0.6
Metals & Mining	0.5
Electric Utilities	0.4
Exchange Traded Funds	0.4
Household Durables	0.3
Wireless Telecommunication Services	0.3
Household Products	0.2
Industrial Conglomerates	0.0	‡
Tobacco	0.0	‡
Short-Term Investment	0.6
Other Assets, Less Liabilities	3.7

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Apple, Inc.

4.	JPMorgan Chase & Co.

5.	Bank of America Corp.
6.	Facebook, Inc., Class A

7.	Chevron Corp.

8.	Wells Fargo & Co.

9.	Alphabet, Inc., Class A

10.	Boeing Co.

8	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay MacKay U.S. Equity Opportunities Fund returned 3.02% for Class A shares, 3.00% for Investor Class shares and 2.58% for Class C shares for the six months ended April 30, 2018. Over the same period, the Fund’s Class I shares returned 3.13%. For the six months ended April 30, 2018, all share classes underperformed the 3.83% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index, and the 3.48% return of the Morningstar Large Blend Category Average.2 See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay U.S. Equity Opportunities Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Index primarily because of stock selection. While stock selection was positive during the reporting period, the Fund was not able to outperform the Index. The Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. The investment team’s quantitative analysis was primarily successful in identifying the long positions, but both long and short positions contributed positively to relative performance (Contributions take weightings and total returns into account).

Which sectors were the strongest contributors to the Fund’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Fund’s performance relative to the Russell 1000® Index came from consumer discretionary, energy and materials. The weakest sector contributions to the Fund’s relative performance came from industrials, financials and information technology.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributor to the Fund’s absolute performance was e-commerce company Amazon.com. Software company Microsoft and aerospace & defense company Boeing were also among the Fund’s most significant contributors to the Fund’s absolute performance. On an absolute basis, the Fund’s weakest performers were technology and weapons company Axon Enterprise, solar electricity provider Sunrun and technology developer Energous.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established new positions in health care equipment & supplies company Abbott Laboratories and information technology consulting company Accenture. Abbott Laboratories discovers, develops, manufactures and sells health care products worldwide. As of the end of the reporting period, we believed that the company was experiencing strong growth with strong market positioning throughout various flourishing industries. Accenture provides consulting, technology and outsourcing services worldwide. This Ireland-based consulting company, once known as Andersen Consulting, has transformed its business model to helping businesses make the “digital transition.” The reasons for both of these purchases were improved sentiment and momentum measures within the Fund’s model.

The Fund exited its position in Oshkosh Corp., which designs, manufactures and markets specialty vehicles and vehicle bodies worldwide. Our model deemed the stock expensive in comparison to its peers using cash flow measures. During the reporting period, the Fund trimmed its position in global pharmaceutical company Pfizer. The Fund reduced its position in the company because of weakening sentiment and momentum scores.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the Russell 1000® Index in the real estate and energy sectors. Over the same period, the Fund reduced its weightings relative to the benchmark in the industrials and financials sectors.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on the Morningstar Large Blend Category Average.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2018, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer discretionary and materials. As of the same date, the Fund held modestly underweight positions relative to the Index in the financials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay U.S. Equity Opportunities Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Common Stocks 95.3%†
Aerospace & Defense 1.5%
Arconic, Inc.	75,200	$1,339,312
♦Boeing Co.	41,700	13,909,452
Lockheed Martin Corp.	1,000	320,840

		15,569,604

Air Freight & Logistics 1.4%
FedEx Corp.	35,500	8,775,600
XPO Logistics, Inc. (a)	65,600	6,373,696

		15,149,296

Automobiles 1.2%
General Motors Co.	219,528	8,065,459
Thor Industries, Inc.	43,800	4,648,932

		12,714,391

Banks 5.9%
♦Bank of America Corp.	608,883	18,217,780
Citigroup, Inc.	19,168	1,308,599
♦JPMorgan Chase & Co.	200,619	21,823,335
KeyCorp	206,700	4,117,464
♦Wells Fargo & Co.	305,667	15,882,457

		61,349,635

Beverages 1.1%
Coca-Cola Co.	16,989	734,095
PepsiCo., Inc.	104,884	10,586,991

		11,321,086

Biotechnology 1.4%
Amgen, Inc.	59,127	10,316,479
Celgene Corp. (a)	49,800	4,337,580
OPKO Health, Inc. (a)(b)	10,300	31,312

		14,685,371

Capital Markets 3.5%
Ameriprise Financial, Inc.	49,300	6,912,353
Bank of New York Mellon Corp.	17,500	953,925
Intercontinental Exchange, Inc.	10,000	724,600
Lazard, Ltd., Class A	110,340	6,004,703
Legg Mason, Inc.	164,000	6,510,800
LPL Financial Holdings, Inc.	108,300	6,559,731
Nasdaq, Inc.	17,100	1,510,272
State Street Corp.	74,100	7,393,698

		36,570,082

Chemicals 3.2%
CF Industries Holdings, Inc.	30,700	1,191,160
DowDuPont, Inc.	1,387	87,714
Huntsman Corp.	206,400	6,144,528
LyondellBasell Industries N.V., Class A	72,793	7,696,404
Mosaic Co.	265,400	7,152,530

	Shares	Value
Chemicals (continued)
Olin Corp.	212,700	$6,421,413
Westlake Chemical Corp.	42,700	4,567,619

		33,261,368

Commercial Services & Supplies 0.6%
Pitney Bowes, Inc.	576,800	5,894,896

Communications Equipment 1.4%
ARRIS International PLC (a)	127,700	3,447,900
Cisco Systems, Inc.	169,125	7,490,546
EchoStar Corp., Class A (a)	27,319	1,435,341
Juniper Networks, Inc.	99,900	2,456,541

		14,830,328

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B (a)	48,289	9,355,028

Diversified Telecommunication Services 0.8%
AT&T, Inc.	185,069	6,051,757
Verizon Communications, Inc.	40,038	1,975,875

		8,027,632

Electric Utilities 0.4%
PG&E Corp.	85,100	3,923,110

Electronic Equipment, Instruments & Components 1.2%
CDW Corp.	94,900	6,765,421
Jabil, Inc.	224,341	5,967,471

		12,732,892

Equity Real Estate Investment Trusts 2.5%
Equinix, Inc.	7,100	2,987,609
Hospitality Properties Trust	167,100	4,157,448
Host Hotels & Resorts, Inc.	356,348	6,970,167
Iron Mountain, Inc.	123,400	4,188,196
Lamar Advertising Co., Class A	16,000	1,019,360
Park Hotels & Resorts, Inc.	223,200	6,423,696

		25,746,476

Food & Staples Retailing 0.6%
Walmart, Inc.	70,000	6,192,200

Food Products 2.3%
Bunge, Ltd.	90,967	6,570,546
Pilgrim’s Pride Corp. (a)	267,400	5,775,840
Seaboard Corp.	159	637,121
TreeHouse Foods, Inc. (a)	112,100	4,315,850
Tyson Foods, Inc., Class A	99,800	6,995,980

		24,295,337

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund's 10 largest holdings, as of April 30, 2018, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	157,000	$9,126,410
Baxter International, Inc.	47,700	3,315,150
Becton Dickinson & Co.	10,400	2,411,448
Hill-Rom Holdings, Inc.	38,181	3,277,075
Varian Medical Systems, Inc. (a)	39,200	4,531,128

		22,661,211

Health Care Providers & Services 5.2%
AmerisourceBergen Corp.	77,500	7,019,950
Anthem, Inc.	36,662	8,651,865
Centene Corp. (a)	64,100	6,959,978
Cigna Corp.	20,100	3,453,582
DaVita, Inc. (a)	3,700	232,323
Humana, Inc.	27,300	8,031,114
UnitedHealth Group, Inc.	55,754	13,180,246
WellCare Health Plans, Inc. (a)	33,400	6,852,344

		54,381,402

Hotels, Restaurants & Leisure 2.1%
Darden Restaurants, Inc.	77,100	7,159,506
International Game Technology PLC	235,700	6,663,239
Norwegian Cruise Line Holdings, Ltd. (a)	15,352	820,871
Wynn Resorts, Ltd.	36,900	6,870,411

		21,514,027

Household Durables 0.3%
Whirlpool Corp.	19,400	3,006,030

Household Products 0.2%
Procter & Gamble Co.	24,159	1,747,662

Industrial Conglomerates 0.0%‡
Carlisle Cos., Inc.	400	43,092

Insurance 2.6%
Allstate Corp.	22,797	2,230,002
Athene Holding, Ltd., Class A (a)	133,800	6,556,200
Lincoln National Corp.	67,300	4,754,072
MetLife, Inc.	37,200	1,773,324
Prudential Financial, Inc.	77,602	8,250,645
Reinsurance Group of America, Inc.	25,400	3,794,760

		27,359,003

Internet & Direct Marketing Retail 5.0%
♦Amazon.com, Inc. (a)	20,923	32,768,138
Expedia Group, Inc.	24,332	2,801,586
Liberty Expedia Holdings, Inc., Class A (a)	140,600	5,736,480
Netflix, Inc. (a)	14,400	4,499,424
Qurate Retail Group, Inc. QVC Group., Class A (a)	267,500	6,262,175

		52,067,803

	Shares	Value
Internet Software & Services 3.4%
♦Alphabet, Inc., Class A (a)	13,737	$13,992,233
eBay, Inc. (a)	114,400	4,333,472
♦Facebook, Inc., Class A (a)	98,100	16,873,200

		35,198,905

IT Services 5.4%
Accenture PLC, Class A	66,911	10,116,943
Alliance Data Systems Corp.	31,900	6,477,295
Booz Allen Hamilton Holding Corp.	84,300	3,340,809
Cognizant Technology Solutions Corp., Class A	40,600	3,321,892
Conduent, Inc. (a)	217,700	4,236,442
DXC Technology Co.	11,800	1,216,108
Euronet Worldwide, Inc. (a)	85,602	6,686,372
Genpact, Ltd.	9,600	306,144
Mastercard, Inc., Class A	38,500	6,863,395
PayPal Holdings, Inc. (a)	46,900	3,499,209
Teradata Corp. (a)	4,600	188,232
Visa, Inc., Class A	75,500	9,579,440

		55,832,281

Leisure Products 1.1%
Brunswick Corp.	107,900	6,461,052
Polaris Industries, Inc.	47,100	4,937,022

		11,398,074

Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A (a)	21,600	5,480,136
Bruker Corp.	4,565	134,804
IQVIA Holdings, Inc. (a)	67,100	6,425,496

		12,040,436

Machinery 2.8%
AGCO Corp.	97,700	6,123,836
Allison Transmission Holdings, Inc.	26,800	1,044,932
Caterpillar, Inc.	34,100	4,922,676
Cummins, Inc.	44,200	7,065,812
PACCAR, Inc.	40,900	2,604,103
Terex Corp.	33,107	1,209,068
Trinity Industries, Inc.	190,800	6,080,796

		29,051,223

Media 2.3%
Charter Communications, Inc., Class A (a)	10,200	2,767,158
Comcast Corp., Class A	380,520	11,944,523
Lions Gate Entertainment Corp., Class B	91,400	2,104,028
Live Nation Entertainment, Inc. (a)	155,500	6,137,585
News Corp., Class A	45,400	725,492
Walt Disney Co.	267	26,788

		23,705,574

Metals & Mining 0.5%
Alcoa Corp. (a)	103,500	5,299,200
Tahoe Resources, Inc.	30,500	153,415

		5,452,615

12	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 4.6%
♦Chevron Corp.	130,959	$16,384,280
ConocoPhillips	123,200	8,069,600
HollyFrontier Corp.	123,919	7,520,644
Marathon Oil Corp.	15,223	277,820
Marathon Petroleum Corp.	42,186	3,160,153
ONEOK, Inc.	59,300	3,571,046
Valero Energy Corp.	80,859	8,969,689
World Fuel Services Corp.	22,600	485,222

		48,438,454

Paper & Forest Products 0.6%
Domtar Corp.	143,000	6,277,700

Personal Products 1.4%
Estee Lauder Cos., Inc., Class A	23,200	3,435,688
Herbalife Nutrition, Ltd. (a)	51,400	5,434,522
Nu Skin Enterprises, Inc., Class A	88,300	6,282,545

		15,152,755

Pharmaceuticals 2.3%
Johnson & Johnson	62,992	7,967,858
Mylan N.V. (a)	176,638	6,846,489
Perrigo Co. PLC	81,200	6,344,968
Pfizer, Inc.	69,611	2,548,459

		23,707,774

Professional Services 0.9%
ManpowerGroup, Inc.	33,800	3,235,336
Robert Half International, Inc.	110,100	6,688,575

		9,923,911

Real Estate Management & Development 1.3%
CBRE Group, Inc., Class A (a)	18,300	829,173
Jones Lang LaSalle, Inc.	38,100	6,458,331
Realogy Holdings Corp.	241,108	5,981,889

		13,269,393

Road & Rail 0.6%
AMERCO	2,200	742,544
Ryder System, Inc.	84,800	5,718,064

		6,460,608

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	146,500	7,276,655
Micron Technology, Inc. (a)	164,000	7,540,720
NVIDIA Corp.	17,300	3,890,770
Qorvo, Inc. (a)	42,000	2,830,800

		21,538,945

Software 6.1%
Adobe Systems, Inc. (a)	13,400	2,969,440
Dell Technologies, Inc., Class V (a)	93,400	6,703,318
Fortinet, Inc. (a)	15,158	839,147

	Shares	Value
Software (continued)
♦Microsoft Corp.	365,408	$34,172,956
Nuance Communications, Inc. (a)	422,000	6,211,840
Oracle Corp.	170,462	7,785,000
salesforce.com, Inc. (a)	37,900	4,585,521

		63,267,222

Specialty Retail 3.7%
Best Buy Co., Inc.	95,900	7,339,227
Dick’s Sporting Goods, Inc.	81,843	2,708,185
Foot Locker, Inc.	147,700	6,362,916
GameStop Corp., Class A (b)	312,900	4,271,085
Home Depot, Inc.	13,429	2,481,679
L Brands, Inc.	137,700	4,807,107
Lowe’s Cos., Inc.	48,200	3,973,126
Signet Jewelers, Ltd.	114,000	4,432,320
Tractor Supply Co.	36,600	2,488,800

		38,864,445

Technology Hardware, Storage & Peripherals 4.3%
♦Apple, Inc.	180,470	29,824,472
Hewlett Packard Enterprise Co.	65,300	1,113,365
HP, Inc.	332,300	7,141,127
Western Digital Corp.	80,900	6,374,111

		44,453,075

Textiles, Apparel & Luxury Goods 2.1%
Carter’s, Inc.	56,000	5,617,920
Michael Kors Holdings, Ltd. (a)	103,529	7,083,454
Ralph Lauren Corp.	51,800	5,690,230
Skechers U.S.A., Inc., Class A (a)	34,300	977,550
VF Corp.	30,400	2,458,448

		21,827,602

Tobacco 0.0%‡
Philip Morris International, Inc.	3,000	246,000

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc. (a)	63,000	2,438,730
United Rentals, Inc. (a)	39,300	5,895,000
Univar, Inc. (a)	1,573	43,352

		8,377,082

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (a)	47,623	2,881,668

Total Common Stocks (Cost $828,891,984)		991,764,704

Exchange-Traded Funds 0.4%
SPDR S&P 500 ETF Trust	16,507	4,366,267

Total Exchange-Traded Funds (Cost $4,396,268)		4,366,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $6,386,006 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/22, with a Principal Amount of $6,770,000 and a Market Value of $6,514,013)	$6,385,874	$6,385,874

Total Short-Term Investment (Cost $6,385,874)		6,385,874

Total Investments (Cost $839,674,126)	96.3%	1,002,516,845
Other Assets, Less Liabilities	3.7	38,643,008
Net Assets	100.0%	$1,041,159,853
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $4,259,373 and the Fund received non-cash collateral in the amount of $4,447,377 (See Note 2(K)).

Swap Contracts

Open OTC total return equity swap contracts as of April 30, 2018 were as follows:

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	3D Systems Corp.	1 Month LIBOR BBA minus 10.50%	6/21/2018	Monthly	$(2,659)	$427,548
Citigroup	AbbVie, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	11,992	888,170
Citigroup	Abercrombie & Fitch Co., Class A	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	913	996,556
Citigroup	Acacia Communications, Inc.	1 Month LIBOR BBA minus 8.00%	6/21/2018	Monthly	(139)	46,502
Citigroup	Acadia Healthcare Co., Inc.	1 Month LIBOR BBA minus 0.50%	6/21/2018	Monthly	(3,808)	207,032
Citigroup	ACADIA Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(3,163)	1,244,922
Citigroup	Accelerate Diagnostics, Inc.	1 Month LIBOR BBA minus 16.00%	6/21/2018	Monthly	(4,226)	511,335
Citigroup	Aclaris Therapeutics, Inc.	1 Month LIBOR BBA minus 0.75%	6/21/2018	Monthly	(4,770)	1,133,200
Citigroup	AdvanSix, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,624	23,979
Citigroup	Aerie Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(3,859)	59,532
Citigroup	Akamai Technologies, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,318	1,164,229
Citigroup	Albemarle Corp.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,869)	825,506
Citigroup	Alnylam Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,197)	34,623
Citigroup	Altisource Portfolio Solutions S.A.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	997	149,975
Citigroup	Amphastar Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,753	306,598
Citigroup	Archer-Daniels-Midland Co.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	6,715	727,092
Citigroup	Archrock, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	508	7,826
Citigroup	Ascena Retail Group, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	243	1,890
Citigroup	Autodesk, Inc.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,866)	929
Citigroup	B&G Foods, Inc.	1 month LIBOR BBA minus 7.00%	6/21/2018	Monthly	(2,073)	86,697
Citigroup	Babcock & Wilcox Enterprises, Inc.	1 Month LIBOR BBA minus 3.50%	6/21/2018	Monthly	(565)	342,041
Citigroup	Benefitfocus, Inc.	1 Month LIBOR BBA minus 1.35%	6/21/2018	Monthly	(2,894)	100,369

14	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Bj’s Restaurants, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	$1,893	$419,379
Citigroup	Bloomin’ Brands, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,845	74,739
Citigroup	Brookdale Senior Living, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,971)	269,845
Citigroup	Capital Senior Living Corp.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(761)	167,283
Citigroup	Carbonite, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,106	69,166
Citigroup	Catalent, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,552	472,915
Citigroup	Cloudera, Inc.	1 Month LIBOR BBA minus 1.00%	6/21/2018	Monthly	(2,993)	365,278
Citigroup	Cognex Corp.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,173)	551,512
Citigroup	Conn’s, Inc.	1 month LIBOR BBA minus 2.00%	6/21/2018	Monthly	(678)	68,967
Citigroup	Cray, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	36	4,681
Citigroup	Crocs, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,012	808,402
Citigroup	Cutera, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	561	25,985
Citigroup	Deckers Outdoor Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	510	3,175
Citigroup	Delek US Holdings, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,797	727,762
Citigroup	Dermira, Inc.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(1,429)	387,351
Citigroup	Diebold Nixdorf, Inc.	1 Month LIBOR BBA minus 2.15%	6/21/2018	Monthly	(1,161)	75,993
Citigroup	Duluth Holdings, Inc., Class B	1 Month LIBOR BBA minus 6.50%	6/21/2018	Monthly	(1,820)	211,203
Citigroup	Electronics for Imaging, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	18	566
Citigroup	Elf Beauty, Inc.	1 Month LIBOR BBA minus 13.50%	6/21/2018	Monthly	(3,626)	622,331
Citigroup	Endologix, Inc.	1 Month LIBOR BBA minus 0.90%	6/21/2018	Monthly	(1,808)	172,444
Citigroup	Entercom Communications Class A	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(663)	26,622
Citigroup	ePlus, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	58	6,616
Citigroup	Eros International PLC	1 Month LIBOR BBA minus 9.75%	6/21/2018	Monthly	(471)	78,135
Citigroup	EVERTEC, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	295	111,169
Citigroup	Exelixis, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,313)	325,066
Citigroup	Express Scripts Holding Co.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	6,881	1,397,578
Citigroup	Exterran Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,691	101,936
Citigroup	Exxon Mobil Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	18,903	7,819
Citigroup	Finish Line, Inc., Class A	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,091	329,496
Citigroup	First Solar, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	4,400	1,875,165
Citigroup	Flagstar Bancorp, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	311	18,107
Citigroup	Flotek Industries, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,614)	1,434,081
Citigroup	Fossil Group, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,414	918,201
Citigroup	Frank’s International N.V.	1 Month LIBOR BBA minus 1.55%	6/21/2018	Monthly	(2,946)	70,977
Citigroup	Fred’s, Inc., Class A	1 Month LIBOR BBA minus 7.00%	6/21/2018	Monthly	(5,061)	3,843,133
Citigroup	Freeport-McMoRan, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	5,111	978,849
Citigroup	GCI Liberty, Inc., Class A	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,328)	907,215
Citigroup	Genesco, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,733	451,615
Citigroup	Gilead Sciences, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	9,338	610,127
Citigroup	Globalstar, Inc.	1 Month LIBOR BBA minus 3.50%	6/21/2018	Monthly	(615)	383,099
Citigroup	GNC Holdings, Inc., Class A	1 Month LIBOR BBA minus 4.25%	6/21/2018	Monthly	(2,106)	402,951
Citigroup	GoPro, Inc.	1 Month LIBOR BBA minus 5.75%	6/21/2018	Monthly	(4,462)	275,433
Citigroup	Haemonetics Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,771	257,033

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Harsco Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	$905	$31,628
Citigroup	Health Insurance Innovations, Inc., Class A	1 Month LIBOR BBA minus 4.00%	6/21/2018	Monthly	(3)	315
Citigroup	Highpoint Resources Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,485	593,195
Citigroup	Horizon Pharma PLC	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,723	71,835
Citigroup	Ichor Holdings, Ltd.	1 month LIBOR BBA minus 0.90%	6/21/2018	Monthly	(579)	106,463
Citigroup	Iconix Brand Group, Inc.	1 Month LIBOR BBA minus 11.35%	6/21/2018	Monthly	(1,418)	1,231,717
Citigroup	Impinj, Inc.	1 Month LIBOR BBA minus 8.50%	6/21/2018	Monthly	(6,532)	3,239,203
Citigroup	Inphi Corp.	1 Month LIBOR BBA minus 1.14%	6/21/2018	Monthly	(3,946)	293,598
Citigroup	Integer Holdings Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,042	855,720
Citigroup	Intel Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	12,573	3,728,023
Citigroup	Intercept Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 2.65%	6/21/2018	Monthly	(3,155)	543,943
Citigroup	Intersect ENT, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,011	893,213
Citigroup	Ionis Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,547)	214,703
Citigroup	IPG Photonics Corp.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,411)	69,128
Citigroup	iRobot Corp.	1 Month LIBOR BBA minus 1.19%	6/21/2018	Monthly	(4,128)	474,180
Citigroup	Liberty Broadband Corp. Class A	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,567)	1,207,161
Citigroup	Liberty Broadband Corp. Class C	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,191)	864,072
Citigroup	Liberty Media Corp., Liberty Capital Class C	1 Month LIBOR BBA minus 0.80%	6/21/2018	Monthly	(4,030)	593,809
Citigroup	Liberty Media Corp., Liberty Capital Class A	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,397)	673,444
Citigroup	LivePerson, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,946	380,470
Citigroup	LSB Industries, Inc.	1 Month LIBOR BBA minus 1.60%	6/21/2018	Monthly	(1,996)	794,572
Citigroup	Lumber Liquidators Holdings, Inc.	1 Month LIBOR BBA minus 1.14%	6/21/2018	Monthly	(3,259)	339,574
Citigroup	MACOM Technology Solutions Holdings, Inc.	1 Month LIBOR BBA minus 1.29%	6/21/2018	Monthly	(6,451)	2,569,877
Citigroup	Macquarie Infrastructure Corp.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,964)	75,008
Citigroup	MarketAxess Holdings, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,018)	45,450
Citigroup	Mattel, Inc.	1 Month LIBOR BBA minus 1.00%	6/21/2018	Monthly	(4,415)	73,870
Citigroup	MaxLinear, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(141)	2,805
Citigroup	McDermott International, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,913	342,960
Citigroup	McDonald’s Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,743	191,729
Citigroup	Medicines Co.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,872)	219,635
Citigroup	Merck & Co., Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	164	480
Citigroup	Merit Medical Systems, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	827	60,163
Citigroup	Meta Financial Group, Inc.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(283)	5,473
Citigroup	Molina Healthcare, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,245	759,806
Citigroup	Motorcar Parts of America, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,241)	446,974
Citigroup	Navient Corp.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,221)	106,625
Citigroup	Nektar Therapeutics	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,567)	404,644
Citigroup	NeoPhotonics Corp.	1 Month LIBOR BBA minus 8.34%	6/21/2018	Monthly	(3,402)	233,707
Citigroup	Newell Brands, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,590)	409,718
Citigroup	NRG Energy, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	6,561	107,305
Citigroup	Nutanix, Inc.	1 Month LIBOR BBA minus 0.80%	6/21/2018	Monthly	(1,633)	130,027
Citigroup	Oceaneering International, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	4,125	407,797

16	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	Ocular Therapeutix, Inc.	1 Month LIBOR BBA minus 4.25%	6/21/2018	Monthly	$(3,230)	$1,249,558
Citigroup	OFG Bancorp	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	857	333,250
Citigroup	ON Semiconductor Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,688	1,091,886
Citigroup	Orthofix International N.V.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	219	36,058
Citigroup	Pacific Biosciences of California, Inc.	1 Month LIBOR BBA minus 0.80%	6/21/2018	Monthly	(406)	119,831
Citigroup	PBF Energy, Inc., Class A	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	5,914	912,449
Citigroup	Petiq, Inc.	1 month LIBOR BBA minus 1.89%	6/21/2018	Monthly	(389)	7,271
Citigroup	Phibro Animal Health Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,500	238,323
Citigroup	Plantronics, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,086	441,664
Citigroup	Plug Power, Inc.	1 Month LIBOR BBA minus 18.00%	6/21/2018	Monthly	(1,616)	90,438
Citigroup	Pulse Biosciences, Inc.	1 Month LIBOR BBA minus 13.50%	6/21/2018	Monthly	(1,089)	332,236
Citigroup	Quad/Graphics, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,687	134,482
Citigroup	Quantenna Communications, Inc.	1 Month LIBOR BBA minus 0.75%	6/21/2018	Monthly	(1,908)	656,536
Citigroup	Rayonier Advanced Materials, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	843	151,137
Citigroup	Redfin, Corp.	1 month LIBOR BBA minus 3.75%	6/21/2018	Monthly	(34)	1,800
Citigroup	RPC, Inc.	1 Month LIBOR BBA minus 4.64%	6/21/2018	Monthly	(4,166)	277,696
Citigroup	RR Donnelley & Sons Co.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	523	28,958
Citigroup	Rush Enterprises, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,318	164,612
Citigroup	Scorpio Tankers, Inc.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(5,360)	460,617
Citigroup	Seattle Genetics, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,494)	62,403
Citigroup	Shoe Carnival, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	698	42,710
Citigroup	Spirit Airlines, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,207)	210,072
Citigroup	Square, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,891)	94,220
Citigroup	Stone Energy Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,314	427,511
Citigroup	Stratasys, Ltd.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(397)	33,054
Citigroup	SunCoke Energy, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	447	223
Citigroup	SunPower Corp.	1 Month LIBOR BBA minus 25.79%	6/21/2018	Monthly	(986)	21,694
Citigroup	Supernus Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,689	725,256
Citigroup	Synaptics, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,313	485,844
Citigroup	Synchrony Financial	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	7,011	45,367
Citigroup	Tailored Brands, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,687	1,061,498
Citigroup	TESARO, Inc.	1 Month LIBOR BBA minus 0.74%	6/21/2018	Monthly	(4,270)	1,877,161
Citigroup	Theravance Biopharma, Inc.	1 Month LIBOR BBA minus 2.05%	6/21/2018	Monthly	(3,748)	958,323
Citigroup	Tile Shop Holdings, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(601)	49,174
Citigroup	Transocean, Ltd.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,288	372,262
Citigroup	TriNet Group, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,629	605,980
Citigroup	TrueCar, Inc.	1 Month LIBOR BBA minus 0.775%	6/21/2018	Monthly	(1,949)	176,603
Citigroup	Trupanion, Inc.	1 month LIBOR BBA minus 2.54%	6/21/2018	Monthly	(2,223)	331,324
Citigroup	United States Steel Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	5,458	635,146
Citigroup	Universal Display Corp.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(4,562)	1,013,122
Citigroup	Veeco Instruments, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,495)	18,373
Citigroup	Veeva Systems, Inc., Class A	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(598)	50,945
Citigroup	ViewRay Inc.	1 Month LIBOR BBA minus 6.50%	6/21/2018	Monthly	(1,300)	216,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
Citigroup	W&T Offshore, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	$2,020	$989,016
Citigroup	Weatherford International PLC	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(6,135)	1,259,312
Citigroup	William Lyon Homes Class A	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	152	723
Citigroup	Xperi Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	655	30,368
Citigroup	Yext, Inc.	1 month LIBOR BBA minus 5.54%	6/21/2018	Monthly	(326)	8,497
Citigroup	Zynerba Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 22.00%	6/21/2018	Monthly	(754)	325,171
					$(25,529)	$72,247,010
						Unrealized Depreciation
Citigroup	AAC Holdings, Inc.	1 Month LIBOR BBA minus 1.00%	6/21/2018	Monthly	$(791)	$(542,093)
Citigroup	Advanced Energy Industries, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	4,860	(1,239,044)
Citigroup	Agios Pharmaceuticals, Inc.	1 Month LIBOR BBA minus 0.70%	6/21/2018	Monthly	(1,229)	(793,032)
Citigroup	Akcea Therapeutics, Inc.	1 Month LIBOR BBA minus 7.55%	6/21/2018	Monthly	(702)	(203,877)
Citigroup	Alphabet, Inc., Class C	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	12,965	(69,900)
Citigroup	AMBAC Financial Group, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,000)	(78,854)
Citigroup	Amkor Technology, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	756	(180,377)
Citigroup	Analogic Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	755	(81,743)
Citigroup	ANI Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,313	(191,019)
Citigroup	Anixter International, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,459	(339,771)
Citigroup	Applied Optoelectronics, Inc.	1 month LIBOR BBA minus 39.90%	6/21/2018	Monthly	(3,231)	(367,582)
Citigroup	Apptio, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(357)	(83,501)
Citigroup	ArcBest Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,217	(169,026)
Citigroup	Aspen Insurance Holdings, Ltd.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,505)	(255,598)
Citigroup	At Home Group, Inc.	1 Month LIBOR BBA minus 0.70%	6/21/2018	Monthly	(457)	(99,023)
Citigroup	Atkore International Group, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,728	(348,854)
Citigroup	Atlassian Corp. PLC	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,181)	(140,513)
Citigroup	Axcelis Technologies, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3	(788)
Citigroup	Axis Capital Holdings, Ltd.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,372)	(246,292)
Citigroup	Axon Enterprise, Inc.	1 Month LIBOR BBA minus 1.55%	6/21/2018	Monthly	(963)	(779,439)
Citigroup	Babcock & Wilcox Enterprises	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	0	(49,248)
Citigroup	Barnes & Noble, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	208	(5,959)
Citigroup	Basic Energy Services, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(200)	(49,183)
Citigroup	Beazer Homes USA, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,113	(3,060)
Citigroup	Biogen, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	9,289	(527,845)
Citigroup	BioScrip, Inc.	1 Month LIBOR BBA minus 1.75%	6/21/2018	Monthly	(89)	(47,937)
Citigroup	BioTelemetry, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,378)	(1,117,794)
Citigroup	Bonanza Creek Energy, Inc.	1 month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(88)	(11,876)
Citigroup	Briggs & Stratton Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	45	(12,221)
Citigroup	Bristow Group, Inc.	1 Month LIBOR BBA minus 0.79%	6/21/2018	Monthly	(422)	(143,275)
Citigroup	Builders FirstSource, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	6	(867)
Citigroup	CARBO Ceramics, Inc.	1 Month LIBOR BBA minus 9.00%	6/21/2018	Monthly	(2,424)	(257,304)
Citigroup	Carvana Co.	1 month LIBOR BBA minus 15.45%	6/21/2018	Monthly	(1,782)	(325,553)
Citigroup	Castlight Health, Inc., Class B	1 Month LIBOR BBA minus 1.50%	6/21/2018	Monthly	(423)	(5,720)

18	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Centennial Resource Development, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	$(3,636)	$(428,177)
Citigroup	Cerus Corp.	1 Month LIBOR BBA minus 0.50%	12/31/2099	Monthly	(783)	(1,140,132)
Citigroup	Cheniere Energy, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,484)	(338,797)
Citigroup	Chico’S Fas, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	966	(9,534)
Citigroup	Cloud Peak Energy, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	249	(104,107)
Citigroup	Coca-Cola Bottling Co. Consolidated	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	995	(152,831)
Citigroup	Collegium Pharmaceutical, Inc.	1 Month LIBOR BBA minus 2.10%	6/21/2018	Monthly	(1,568)	(278,770)
Citigroup	Customers Bancorp, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,184	(33,658)
Citigroup	Depomed, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,311	(542,030)
Citigroup	DexCom, Inc.	1 Month LIBOR BBA minus 0.45%	6/21/2018	Monthly	(2,829)	(1,093,870)
Citigroup	Dineequity, Inc.	1 Month LIBOR BBA minus 0.65%	6/21/2018	Monthly	(231)	(125,643)
Citigroup	Diplomat Pharmacy, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	875	(31,662)
Citigroup	Discovery, Inc., Class A	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,112)	(5,084)
Citigroup	Energy Recovery, Inc.	1 Month LIBOR BBA minus 1.75%	6/21/2018	Monthly	(1,530)	(92,046)
Citigroup	EnerSys	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,851	(20,010)
Citigroup	Evolent Health, Inc.	1 Month LIBOR BBA minus 0.80%	6/21/2018	Monthly	(3,131)	(649,443)
Citigroup	Express, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,216	(101,617)
Citigroup	Extraction Oil & Gas, Inc.	1 Month LIBOR BBA minus 0.70%	6/21/2018	Monthly	(1,387)	(83,289)
Citigroup	First Hawaiian, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,331	(33,425)
Citigroup	Fitbit, Inc., Class A	1 Month LIBOR BBA minus 1.20%	6/21/2018	Monthly	(2,312)	(34,472)
Citigroup	Floor & Decor Holdings, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,298)	(765,354)
Citigroup	Forum Energy Technologies, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,334)	(258,657)
Citigroup	Gannett Co., Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,659	(277,615)
Citigroup	Gap, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,921	(61,681)
Citigroup	Genworth Financial, Inc., Class A	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	4,096	(372,011)
Citigroup	Glaukos Corp.	1 Month LIBOR BBA minus 0.80%	6/21/2018	Monthly	(677)	(53,421)
Citigroup	Global Brass & Copper Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	548	(14,240)
Citigroup	Golar LNG, Ltd.	1 Month LIBOR BBA minus 0.75%	6/21/2018	Monthly	(3,068)	(1,390,966)
Citigroup	Gold Resource Corp.	1 Month LIBOR BBA minus 1.75%	6/21/2018	Monthly	(577)	(244,922)
Citigroup	Greenbrier Cos., Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	927	(58,249)
Citigroup	H&E Equipment Services, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	324	(31,415)
Citigroup	Henry Schein, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(4,092)	(164,383)
Citigroup	Hornbeck Offshore Services, Inc.	1 Month LIBOR BBA minus 6.00%	6/21/2018	Monthly	(40)	(33,151)
Citigroup	Hyster-Yale Materials Handling, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	344	(37,711)
Citigroup	Impax Laboratories, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,917	(121,528)
Citigroup	Insight Enterprises, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,000	(451,343)
Citigroup	International Business Machines Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	11,803	(673,648)
Citigroup	Intra-Cellular Therapies, Inc.	1 Month LIBOR BBA minus 0.65%	6/21/2018	Monthly	(1,695)	(92,152)
Citigroup	Intrexon Corp.	1 Month LIBOR BBA minus 3.25%	6/21/2018	Monthly	(2,719)	(21,800)
Citigroup	Koppers, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	220	(25,831)
Citigroup	Kraton Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,033	(46,302)
Citigroup	Lannett Co., Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,953	(964,290)
Citigroup	Lantheus Holdings, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,149	(66,135)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Magellan Health, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	$2,652	$(396,690)
Citigroup	Maiden Holdings, Ltd.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(10)	(1,124)
Citigroup	Manitowoc Co., Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	582	(86,651)
Citigroup	MarineMax, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,935)	(82,220)
Citigroup	Match Group, Inc.	1 month LIBOR BBA minus 5.39%	6/21/2018	Monthly	(1,435)	(191,087)
Citigroup	Matrix Service Co.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,355	(63,195)
Citigroup	Matson, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	606	(96,458)
Citigroup	MBIA, Inc.	1 Month LIBOR BBA minus 10.00%	6/21/2018	Monthly	(3,198)	(500,292)
Citigroup	Meritor, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,975	(299,185)
Citigroup	MKS Instruments, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	79	(7,398)
Citigroup	NCI Building Systems, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	328	(4,302)
Citigroup	Neurocrine Biosciences, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,515)	(892,603)
Citigroup	New York Community Bancorp, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,746	(483,398)
Citigroup	Ocwen Financial Corp.	1 Month LIBOR BBA minus 1.10%	6/21/2018	Monthly	(650)	(293,064)
Citigroup	Owens & Minor, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(1,367)	(15,491)
Citigroup	Pacira Pharmaceuticals, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,124	(174,730)
Citigroup	Par Pacific Holdings, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	128	(4,629)
Citigroup	Parsley Energy, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,531)	(527,442)
Citigroup	Party City Holdco, Inc.	1 Month LIBOR BBA minus 1.50%	6/21/2018	Monthly	(1,882)	(327,813)
Citigroup	Peabody Energy Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,203	(96,325)
Citigroup	Premier, Inc.	1 Month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(1,615)	(20,260)
Citigroup	Progress Software Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	436	(88,544)
Citigroup	Qualcomm, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,833	(78,042)
Citigroup	Quinstreet, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	63	(6,989)
Citigroup	Renaissancere Holdings, Ltd.	1 month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(2,619)	(101,317)
Citigroup	Ring Energy, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(341)	(73,415)
Citigroup	Royal Gold, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(3,323)	(217,155)
Citigroup	Sanmina Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	4,931	(750,834)
Citigroup	Schnitzer Steel Industries, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	433	(48,550)
Citigroup	Scorpio Bulkers, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(994)	(265,621)
Citigroup	Smart Global Holdings, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,081	(129,434)
Citigroup	Solaris Oilfield Infrastructure Class A	1 month LIBOR BBA minus 0.55%	6/21/2018	Monthly	(1,540)	(157,558)
Citigroup	Southwestern Energy Co.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	2,127	(259,582)
Citigroup	Sunrun, Inc.	1 Month LIBOR BBA minus 1.50%	6/21/2018	Monthly	(2,363)	(1,646,580)
Citigroup	SUPERVALU, Inc.	1 Month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(229)	(34,943)
Citigroup	Surgery Partners, Inc.	1 Month LIBOR BBA minus 6.49%	6/21/2018	Monthly	(1,230)	(55,977)
Citigroup	Team, Inc.	1 Month LIBOR BBA minus 2.00%	6/21/2018	Monthly	(2,538)	(265,122)
Citigroup	Teladoc, Inc.	1 Month LIBOR BBA minus 1.29%	6/21/2018	Monthly	(1,063)	(415,842)
Citigroup	Tellurian, Inc.	1 month LIBOR BBA minus 28.75%	6/21/2018	Monthly	(959)	(77,504)
Citigroup	Tenet Healthcare Corp.	1 Month LIBOR BBA minus 1.90%	6/21/2018	Monthly	(628)	(187,570)
Citigroup	Tesla, Inc.	1 month LIBOR BBA minus 3.79%	6/21/2018	Monthly	(2,113)	(2,816)
Citigroup	Textainer Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.86%	6/21/2018	Monthly	(981)	(300,792)
Citigroup	TherapeuticsMD, Inc.	1 Month LIBOR BBA minus 3.40%	6/21/2018	Monthly	(3,154)	(489,778)

20	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate [1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citigroup	Trade Desk, Inc., Class A	1 Month LIBOR BBA minus 1.69%	6/21/2018	Monthly	$(402)	$(53,857)
Citigroup	TrueBlue, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,162	(35,668)
Citigroup	Unit Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	433	(2,367)
Citigroup	United Therapeutics Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	6,875	(658,014)
Citigroup	Varex Imaging Corp.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	186	(13,165)
Citigroup	Veritone, Inc.	1 month LIBOR BBA minus 101.50%	6/21/2018	Monthly	(34)	(21,810)
Citigroup	Wabash National Corp.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,387	(129,027)
Citigroup	Warrior Met Coal, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	1,867	(239,886)
Citigroup	Wave Life Sciences, Ltd.	1 month LIBOR BBA minus 3.75%	6/21/2018	Monthly	(1,382)	(71,845)
Citigroup	Web.com Group, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	3,809	(830,930)
Citigroup	Whiting Petroleum Corp.	1 month LIBOR BBA minus 0.35%	6/21/2018	Monthly	(2,087)	(93,130)
Citigroup	Wingstop, Inc.	1 Month LIBOR BBA minus 0.75%	6/21/2018	Monthly	(1,097)	(558,977)
Citigroup	YRC Worldwide, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	648	(288,722)
Citigroup	ZAGG, Inc.	1 Month LIBOR BBA plus 0.35%	6/21/2018	Monthly	71	(33,188)
Citigroup	Zumiez, Inc.	1 month LIBOR BBA plus 0.35%	6/21/2018	Monthly	232	(59)
					$26,629	$(33,542,537)

1	Fund pays the floating rate and receives the total return of the reference entity.

*	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

BBA—British Bankers’ Association

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$991,764,704	$—	$—	$991,764,704
Exchange-Traded Funds	4,366,267	—	—	4,366,267
Short-Term Investment
Repurchase Agreement	—	6,385,874	—	6,385,874

Total Investments in Securities	$996,130,971	$6,385,874	$—	$1,002,516,845

Other Financial Instruments
Total Return Equity Swap Contracts (b)	—	72,247,010	—	72,247,010

Total Investments in Securities	$996,130,971	$78,632,884	$—	$1,074,763,855

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Total Return Equity Swap Contracts (b)	$—	$(33,542,537)	$—	$(33,542,537)

Total Other Financial Instruments	$—	$(33,542,537)	$—	$(33,542,537)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, the Fund did not have any transfers between among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

22	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in securities, at value (identified cost $839,674,126) including securities on loan of $4,259,373	$1,002,516,845
Receivables:
Fund shares sold	2,552,630
Dividends and interest	539,364
Securities lending income	3,331
Unrealized appreciation on OTC swap contracts	72,247,010
Other assets	57,196

Total assets	1,077,916,376

Liabilities
Payables:
Investment securities purchased	1,470,213
Manager (See Note 3)	850,414
Fund shares redeemed	388,826
Custodian	264,582
NYLIFE Distributors (See Note 3)	115,807
Professional fees	51,291
Transfer agent (See Note 3)	38,012
Shareholder communication	27,090
Broker fees and charges on short sales	3,150
Trustees	1,234
Unrealized depreciation on OTC swap contracts	33,542,537
Accrued expenses	3,367

Total liabilities	36,756,523

Net assets	$1,041,159,853

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$108,004
Additional paid-in capital	818,716,179

818,824,183
Distributions in excess of net investment income	(27,681,955)
Accumulated net realized gain (loss) on investments, investments sold short and swap transactions	48,470,433
Net unrealized appreciation (depreciation) on investments and swap contracts	201,547,192

Net assets	$1,041,159,853

Class A
Net assets applicable to outstanding shares	$132,086,026

Shares of beneficial interest outstanding	13,605,110

Net asset value per share outstanding	$9.71
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.28

Investor Class
Net assets applicable to outstanding shares	$5,642,202

Shares of beneficial interest outstanding	590,956

Net asset value per share outstanding	$9.55
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.11

Class C
Net assets applicable to outstanding shares	$106,745,136

Shares of beneficial interest outstanding	12,683,036

Net asset value and offering price per share outstanding	$8.42

Class I
Net assets applicable to outstanding shares	$796,686,489

Shares of beneficial interest outstanding	81,124,974

Net asset value and offering price per share outstanding	$9.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,669,321
Interest	86,906
Securities lending income	4,386
Other income	3,190

Total income	7,763,803

Expenses
Manager (See Note 3)	5,010,135
Distribution/Service—Class A (See Note 3)	161,586
Distribution/Service—Investor Class (See Note 3)	6,787
Distribution/Service—Class C (See Note 3)	528,667
Custodian	392,890
Transfer agent (See Note 3)	278,990
Professional fees	57,351
Registration	41,662
Shareholder communication	28,763
Broker fees and charges on short sales	14,668
Trustees	10,720
Miscellaneous	20,894

Total expenses	6,553,113

Net investment income (loss)	1,210,690

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on:
Investment transactions	63,479,555
Investments sold short	(342,067)
Swap transactions	(12,715,922)

Net realized gain (loss) on investments, investments sold short and swap transactions	50,421,566

Net change in unrealized appreciation (depreciation) on:
Investments	(35,651,553)
Investments sold short	5,526
Swap contracts	10,060,357

Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(25,585,670)

Net realized and unrealized gain (loss) on investments, investments sold short and swap transactions	24,835,896

Net increase (decrease) in net assets resulting from operations	$26,046,586

(a)	Dividends recorded net of foreign withholding taxes in the amount of $845.

24	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,210,690	$(921,888)
Net realized gain (loss) on investments, investments sold short and swap transactions	50,421,566	139,395,863
Net change in unrealized appreciation (depreciation) on investments, investments sold short and swap contracts	(25,585,670)	103,186,190

Net increase (decrease) in net assets resulting from operations	26,046,586	241,660,165

Dividends and distributions to shareholders:
From net investment income:
Class A	(3,443,986)	—
Investor Class	(149,833)	—
Class C	(2,360,461)	—
Class I	(21,303,669)	(872,373)

	(27,257,949)	(872,373)

From net realized gain on investments:
Class A	(14,034,259)	(2,563,371)
Investor Class	(626,367)	(85,404)
Class C	(12,922,302)	(1,667,636)
Class I	(80,122,443)	(11,403,973)

	(107,705,371)	(15,720,384)

Total dividends and distributions to shareholders	(134,963,320)	(16,592,757)

Capital share transactions:
Net proceeds from sale of shares	205,294,495	204,275,594
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	130,543,337	15,637,271
Cost of shares redeemed	(157,382,531)	(388,725,538)

Increase (decrease) in net assets derived from capital share transactions	178,455,301	(168,812,673)

Net increase (decrease) in net assets	69,538,567	56,254,735

Net Assets
Beginning of period	971,621,286	915,366,551

End of period	$1,041,159,853	$971,621,286

Distributions in excess of net investment income at end of period	$(27,681,955)	$(1,634,696)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.91		$8.60	$8.93	$9.36	$10.31	$8.29

Net investment income (loss) (a)	0.01		(0.02)	0.00 ‡	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.31		2.48	(0.15)	1.05	1.53	2.59

Total from investment operations	0.32		2.46	(0.15)	1.04	1.49	2.58

Less dividends and distributions:
From net investment income	(0.30)		—	—	—	—	(0.03)
From net realized gain on investments	(1.22)		(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(1.52)		(0.15)	(0.18)	(1.47)	(2.44)	(0.56)

Net asset value at end of period	$9.71		$10.91	$8.60	$8.93	$9.36	$10.31

Total investment return (b)	3.02%		28.96%	(1.72%)	12.27%	17.79%	33.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††	(0.20%)	0.03%	(0.17%)	(0.47%)	(0.12%)
Net expenses (excluding short sale expenses)	1.41	%††	1.37%	1.35%	1.32%	1.30%	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.41	%††	2.26%	2.62%	2.37%	2.45%	2.55%
Short sale expenses	0.00	%††(c)	0.89%	1.27%	1.05%	1.15%	1.25%
Portfolio turnover rate	82%		124%	159%	152%	163%	128%
Net assets at end of period (in 000’s)	$132,086		$124,552	$157,903	$123,721	$18,611	$2,700

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.75		$8.49	$8.82	$9.28	$10.25	$8.25

Net investment income (loss) (a)	0.00	‡	(0.03)	(0.00)‡	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.31		2.44	(0.15)	1.03	1.53	2.57

Total from investment operations	0.31		2.41	(0.15)	1.01	1.47	2.54

Less dividends and distributions:
From net investment income	(0.29)		—	(0.00)‡	—	(0.00)‡	(0.01)
From net realized gain on investments	(1.22)		(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(1.51)		(0.15)	(0.18)	(1.47)	(2.44)	(0.54)

Net asset value at end of period	$9.55		$10.75	$8.49	$8.82	$9.28	$10.25

Total investment return (b)	3.00%		28.75%	(1.75%)	12.04%	17.66%	32.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.08	%††	(0.28%)	(0.05%)	(0.26%)	(0.63%)	(0.28%)
Net expenses (excluding short sale expenses)	1.48	%††	1.45%	1.44%	1.45%	1.53%	1.56%
Expenses (including short sales expenses, before waiver/reimbursement)	1.47	%††	2.29%	2.72%	2.50%	2.70%	2.81%
Short sale expenses	0.00	%††(c)	0.84%	1.28%	1.05%	1.17%	1.25%
Portfolio turnover rate	82%		124%	159%	152%	163%	128%
Net assets at end of period (in 000’s)	$5,642		$5,449	$4,702	$3,938	$1,357	$594

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Less than one-tenth of a percent.

26	MainStay MacKay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$9.62		$7.66	$8.04	$8.63	$9.76	$7.93

Net investment income (loss) (a)	(0.03)		(0.09)	(0.06)	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.27		2.20	(0.14)	0.96	1.43	2.45

Total from investment operations	0.24		2.11	(0.20)	0.88	1.31	2.36

Less dividends and distributions:
From net investment income	(0.22)		—	—	—	—	(0.00)‡
From net realized gain on investments	(1.22)		(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(1.44)		(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Net asset value at end of period	$8.42		$9.62	$7.66	$8.04	$8.63	$9.76

Total investment return (b)	2.58%		27.93%	(2.55%)	11.32%	16.68%	31.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.67	%)††	(1.04%)	(0.81%)	(1.04%)	(1.43%)	(1.03%)
Net expenses (excluding short sale expenses)	2.23	% ††	2.21%	2.19%	2.20%	2.28%	2.31%
Expenses (including short sales expenses, before waiver/reimbursement)	2.22	% ††	3.05%	3.46%	3.25%	3.42%	3.58%
Short sale expenses	0.00	% ††(c)	0.84%	1.27%	1.05%	1.14%	1.27%
Portfolio turnover rate	82%		124%	159%	152%	163%	128%
Net assets at end of period (in 000’s)	$106,745		$102,745	$84,108	$54,873	$6,229	$1,190

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class I	2018*		2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.03		$8.69	$9.00	$9.41	$10.34	$8.32

Net investment income (loss) (a)	0.02		0.00 ‡	0.02	0.01	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	0.31		2.50	(0.14)	1.05	1.53	2.56

Total from investment operations	0.33		2.50	(0.12)	1.06	1.52	2.60

Less dividends and distributions:
From net investment income	(0.32)		(0.01)	(0.01)	—	(0.01)	(0.05)
From net realized gain on investments	(1.22)		(0.15)	(0.18)	(1.47)	(2.44)	(0.53)

Total dividends and distributions	(1.54)		(0.16)	(0.19)	(1.47)	(2.45)	(0.58)

Net asset value at end of period	$9.82		$11.03	$8.69	$9.00	$9.41	$10.34

Total investment return (b)	3.13%		29.17%	(1.40%)	12.44%	18.13%	33.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39	%††	0.05%	0.28%	0.15%	(0.09%)	0.44%
Net expenses (excluding short sale expenses)	1.16	%††	1.12%	1.10%	1.07%	1.05%	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.16	%††	1.98%	2.38%	2.12%	2.24%	2.32%
Short sale expenses	0.00	%††(c)	0.86%	1.28%	1.05%	1.19%	1.27%
Portfolio turnover rate	82%		124%	159%	152%	163%	128%
Net assets at end of period (in 000’s)	$796,686		$738,876	$668,653	$669,159	$509,379	$476,871

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds”). These financial statements and Notes relate to the MainStay MacKay U.S. Equity Opportunities Fund (formerly known as MainStay U.S. Equity Opportunities Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has six classes of shares registered for sale. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 and Class T shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for dis-

28	MainStay MacKay U.S. Equity Opportunities Fund

closure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive

29

Notes to Financial Statements (Unaudited) (continued)

a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(H)  Securities Sold Short.  During the six-month period ended April 30, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset,

30	MainStay MacKay U.S. Equity Opportunities Fund

completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2018, the Fund did not hold any rights or warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Fund had securities on loan with a value of $4,259,373 and had received non-cash collateral of $4,447,377. Income earned from securities lending activity is reflected in the Statement of Operations.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Fund enters into a “long” equity swap, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Fund will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Fund’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Fund on the notional amount. Alternatively, when the Fund enters into a “short” equity swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular referenced security or securities short, less the dividend expense that the Fund would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Fund will generally be obligated to pay the amount, if any,

31

Notes to Financial Statements (Unaudited) (continued)

by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The Fund will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Fund’s current obligations. The Fund and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, the Fund may suffer a loss, which may be substantial.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into total return swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	$72,247,010	$72,247,010

Total Fair Value		$72,247,010	$72,247,010

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	$(33,542,537)	$(33,542,537)

Total Fair Value		$(33,542,537)	$(33,542,537)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(12,715,922)	$(12,715,922)

Total Realized Gain (Loss)		$(12,715,922)	$(12,715,922)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	10,060,357	10,060,357

Total Change in Unrealized Appreciation (Depreciation)		$10,060,357	$10,060,357

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long	$343,080,149	$343,080,149
Swap Contracts Short	$(329,804,687)	$(329,804,687)

32	MainStay MacKay U.S. Equity Opportunities Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2018.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Citigroup	$72,247,010	$(33,542,537)	$—	$38,704,473

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2018.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Liabilities†
Citigroup	$33,542,537	$(33,542,537)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

(O)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement , the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended April 30, 2018, the effective management fee rate was 1.00% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets for Class A shares. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages:1.60% for Investor Class shares and 2.35% for Class C shares, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Fund in the amount of $5,010,135.

33

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $39,808 and $3,942, respectively.

During the six-month period ended April 30, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $4,094 and $2,993, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended

April 30, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$31,312
Investor Class	3,079
Class C	59,919
Class I	184,680

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$841,872,977	$187,378,144	$(26,734,276)	$160,643,868

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2017
Distributions paid from:
Ordinary Income	$872,373
Long-Term Capital Gain	15,720,384
Total	$16,592,757

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as

34	MainStay MacKay U.S. Equity Opportunities Fund

the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities, other than short-term securities, were $828,946 and $781,238, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	2,320,186	$23,402,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,783,649	17,230,047
Shares redeemed	(1,971,597)	(19,685,043)

Net increase (decrease) in shares outstanding before conversion	2,132,238	20,947,822
Shares converted into Class A (See Note 1)	71,939	714,529
Shares converted from Class A (See Note 1)	(11,975)	(117,482)

Net increase (decrease)	2,192,202	$21,544,869

Year ended October 31, 2017:
Shares sold	4,445,590	$42,991,929
Shares issued to shareholders in reinvestment of dividends and distributions	240,832	2,239,736
Shares redeemed	(6,004,568)	(56,854,495)

Net increase (decrease) in shares outstanding before conversion	(1,318,146)	(11,622,830)
Shares converted into Class A (See Note 1)	196,280	1,961,513
Shares converted from Class A (See Note 1)	(5,821,389)	(55,456,430)

Net increase (decrease)	(6,943,255)	$(65,117,747)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	103,877	$1,025,316
Shares issued to shareholders in reinvestment of dividends and distributions	81,357	772,900
Shares redeemed	(40,007)	(391,925)

Net increase (decrease) in shares outstanding before conversion	145,227	1,406,291
Shares converted into Investor Class (See Note 1)	12,174	117,482
Shares converted from Investor Class (See Note 1)	(73,136)	(714,529)

Net increase (decrease)	84,265	$809,244

Year ended October 31, 2017:
Shares sold	204,662	$1,943,997
Shares issued to shareholders in reinvestment of dividends and distributions	9,293	85,307
Shares redeemed	(77,453)	(731,764)

Net increase (decrease) in shares outstanding before conversion	136,502	1,297,540
Shares converted into Investor Class (See Note 1)	15,247	146,912
Shares converted from Investor Class (See Note 1)	(199,141)	(1,961,513)

Net increase (decrease)	(47,392)	$(517,061)

Class C	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,736,540	$15,116,732
Shares issued to shareholders in reinvestment of dividends and distributions	1,684,806	14,152,374
Shares redeemed	(1,420,972)	(12,522,420)

Net increase (decrease)	2,000,374	$16,746,686

Year ended October 31, 2017:
Shares sold	3,073,016	$26,232,158
Shares issued to shareholders in reinvestment of dividends and distributions	176,208	1,455,481
Shares redeemed	(3,544,848)	(30,418,178)

Net increase (decrease)	(295,624)	$(2,730,539)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	16,391,119	$165,749,629
Shares issued to shareholders in reinvestment of dividends and distributions	10,080,740	98,388,016
Shares redeemed	(12,308,198)	(124,783,143)

Net increase (decrease)	14,163,661	$139,354,502

Year ended October 31, 2017:
Shares sold	13,695,163	$133,107,510
Shares issued to shareholders in reinvestment of dividends and distributions	1,262,699	11,856,747
Shares redeemed	(30,708,176)	(300,721,101)

Net increase (decrease) in shares outstanding before conversion	(15,750,314)	(155,756,844)
Shares converted into Class I (See Note 1)	5,752,006	55,309,518

Net increase (decrease)	(9,998,308)	$(100,447,326)

35

Notes to Financial Statements (Unaudited) (continued)

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. The District Court has not yet ruled on that request.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

36	MainStay MacKay U.S. Equity Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay U.S. Equity Opportunities Fund (now known as the MainStay MacKay U.S. Equity Opportunities Fund) (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decisions to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, together with responses from New York Life Investments and MacKay Shields to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreements and investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Fund by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Fund’s distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

In considering the continuation of the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit Fund shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. The factors that figured prominently in the Board’s decisions to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and managing Fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Fund, including its extensive oversight and due diligence reviews of MacKay Shields and continuous analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and MacKay Shields’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Fund. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and Fund benchmark(s), the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In considering the Fund’s investment performance, the Board generally places greater emphasis on the Fund’s long-term performance track record.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the

38	MainStay MacKay U.S. Equity Opportunities Fund

long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Fund. The Board also recognized that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the Main-

Stay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

strategies similar to those of the Fund. The Board considered differences in the contractual management fee schedules of the Fund and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreements.

40	MainStay MacKay U.S. Equity Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737447 MS126-18	MSUER10-06/18 (NYLIM) NL0C2

MainStay Target Date Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2018

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

This page intentionally left blank

Message from the President

With few exceptions, investors saw modest gains from stocks and negative returns from bonds during the six months ended April 30, 2018.

According to FTSE-Russell data on U.S. stocks, microcap stocks provided the strongest overall performance during the reporting period and returns for stocks at all capitalization levels were relatively similar to each other. During the reporting period, growth stocks outperformed value stocks at all capitalization levels.

Several forces affected the U.S. stock market during the reporting period. The president signed a comprehensive tax bill into law on December 22, 2017. The tax reform offered tax benefits to many individuals and businesses, which helped foster widespread hope of higher employment, greater consumer spending and higher corporate profits.

The stock market continued to advance until late January 2018, when it faltered on the threat of a government shutdown. In early February, the Labor Department reported a substantial rise in average hourly wages, which was positive for workers but prompted inflation concerns among investors, and the U.S. stock market experienced a normal—but largely unanticipated—correction. After an extended rise in U.S. stocks, this correction began a period of increased market volatility that continued through the end of the reporting period.

By March 2018, the stock market had recovered somewhat, but talk of price sanctions on imported steel and aluminum led to fears of a possible trade war. On March 22, 2018, those fears escalated when the United States announced sanctions on $60 billion of Chinese imports, causing another dip in the stock market.

Although the performance of international stock markets varied during the reporting period, developed international markets tended to underperform U.S. stocks. Emerging-market stocks, on the other hand, tended to outperform stocks in the U.S. and developed international markets.

Although stocks in general ended the reporting period higher than where they began, several fixed-income asset classes provided negative total returns. The Federal Open Market

Committee (FOMC) raised the federal funds target range by 25 basis points on December 13, 2017, and by the same amount on March 21, 2018. Although these increases were modest, U.S. Treasury yields rose across the maturity spectrum during the reporting period, leading all but the shortest-maturity U.S. Treasury securities to decline. Asset-backed securities, mortgaged-backed securities and most corporate bonds also recorded negative total returns during the reporting period, but convertible bonds and leveraged loans recorded positive total returns. The U.S. high-yield bond market was mixed, with some portions advancing, while the asset class as a whole tended to decline.

Through the ups and downs of the stock and bond markets, MainStay portfolio managers seek to pursue the objectives of their individual Funds using the investment strategies and processess outlined in the prospectus. As a MainStay shareholder, your investments are guided by the market experience and professional insight of our portfolio managers as they seek to maximize long-term returns and manage the specific risks of their respective portfolios.

Whatever direction the markets may take, MainStay encourages shareholders to maintain a long-term investment perspective. The report that follows contains additional information on the market events, investment decisions and specific securities that shaped the performance of your Fund(s) during the six months ended April 30, 2018.

At MainStay, we encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–5.62 –0.13%	–1.45 4.28%	3.55 4.73%	4.29 4.88%	0.92 0.92%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–5.66 –0.17	–1.51 4.22	3.47 4.64	4.21 4.80	1.02 1.02
Class I Shares	No Sales Charge		6/29/2007	0.05	4.64	5.01	5.15	0.67
Class R1 Shares	No Sales Charge		8/21/2014	0.04	4.59	3.71	3.71	0.77
Class R2 Shares	No Sales Charge		1/8/2009	–0.23	4.25	4.63	7.71	1.02
Class R3 Shares	No Sales Charge		5/1/2008	–0.24	3.98	4.39	4.53	1.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[4]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Retirement 2010 Composite Index[6]	0.00	4.11	5.22	5.11
Morningstar Target Date 2000-2010 Category Average[7]	0.66	4.86	4.77	4.47

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2000-2010 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2010) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$998.70	$1.83	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$998.30	$2.33	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,000.50	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,000.40	$1.09	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$997.70	$2.33	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$997.60	$3.57	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2010 Fund returned –0.13% for Class A shares and –0.17% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.05%, Class R1 shares returned 0.04%, Class R2 shares returned –0.23% and Class R3 shares returned –0.24%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and Class I and Class R1 shares outperformed—and all other share classes underperformed—the 0.00% return of the Retirement 2010 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 0.66% return of the Morningstar Target Date 2000–2010 Category Average.2 See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2010 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on the Morningstar Target Date 2000-2010 Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the

Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Growth Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

10	MainStay Retirement 2010 Fund

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay MacKay Convertible Fund made the most substantial positive contribution to the performance of the fixed-income portion of the Fund, followed by VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and MainStay Indexed Bond Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 85.1%†
Equity Funds 31.5%
IQ 50 Percent Hedged FTSE Europe ETF	23,960	$484,711
IQ 50 Percent Hedged FTSE International ETF	89,210	1,928,720
IQ Chaikin U.S. Large Cap ETF	84,003	2,127,796
IQ Chaikin U.S. Small Cap ETF	60,497	1,643,704
IQ Global Resources ETF (a)	8,001	221,548
MainStay Epoch International Choice Fund Class I	121	4,360
MainStay Epoch U.S. All Cap Fund Class R6 (a)	30,969	858,140
MainStay Epoch U.S. Equity Yield Fund Class R6	37,805	591,264
MainStay Large Cap Growth Fund Class R6	103,780	1,088,656
MainStay MacKay Common Stock Fund Class I	23,890	610,397
MainStay MacKay Growth Fund Class I	27,939	1,000,203
MainStay MacKay S&P 500 Index Fund Class I	8,623	417,261
MainStay MAP Equity Fund Class I	9,773	403,826

Total Equity Funds (Cost $9,577,165)		11,380,586

Fixed Income Funds 53.6%
IQ Enhanced Core Bond U.S. ETF	83,380	1,548,783
IQ Enhanced Core Plus Bond U.S. ETF	142	2,712
IQ S&P High Yield Low Volatility Bond ETF	19,518	474,775
MainStay Floating Rate Fund Class I	23,980	223,971
MainStay Indexed Bond Fund Class I (b)	605,691	6,226,504
MainStay MacKay Convertible Fund Class I	37,033	639,198
MainStay MacKay High Yield Corporate Bond Fund Class R6	121,574	684,462
MainStay MacKay Short Duration High Yield Fund Class I	83,401	821,503
MainStay MacKay Total Return Bond Fund Class R6	851,058	8,748,876

Total Fixed Income Funds (Cost $19,899,860)		19,370,784

Total Affiliated Investment Companies (Cost $29,477,025)		30,751,370

Unaffiliated Investment Companies 14.6%
Equity Funds 7.0%
iShares MSCI All Country Asia ex-Japan ETF	10,607	808,784
iShares MSCI EAFE Small-Cap ETF	10,360	679,823
iShares MSCI Frontier 100 ETF	3,324	110,789
iShares MSCI India ETF	3,404	118,970
iShares MSCI Philippines ETF (c)	2,760	93,316
iShares MSCI Poland ETF	1,737	43,130
iShares Russell 2000 ETF	615	94,292
SPDR S&P Emerging Markets Small Cap ETF	8,395	429,152
VanEck Vectors Africa Index ETF	2,308	58,138
VanEck Vectors India Small-Cap Index ETF	1,360	80,376

Total Equity Funds (Cost $2,282,099)		2,516,770

	Shares	Value
Fixed Income Funds 7.6%
iShares TIPS Bond ETF	5,914	$665,976
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	31,776	595,164
Vanguard Short-Term Inflation-Protected Securities ETF	30,423	1,487,380

Total Fixed Income Funds (Cost $2,728,303)		2,748,520

Total Unaffiliated Investment Companies (Cost $5,010,402)		5,265,290

Total Investments (Cost $34,487,427)	99.7%	36,016,660
Other Assets, Less Liabilities	0.3	109,520
Net Assets	100.0%	$36,126,180

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2018, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $92,369 and the Fund received non-cash collateral in the amount of $94,937. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$11,380,586	$—	$—	$11,380,586
Fixed Income Funds	17,347,226	2,023,558	—	19,370,784

Total Affiliated Investment Companies	28,727,812	2,023,558	—	30,751,370

Unaffiliated Investment Companies
Equity Funds	2,516,770	—	—	2,516,770
Fixed Income Funds	2,748,520	—	—	2,748,520

Total Unaffiliated Investment Companies	5,265,290	—	—	5,265,290

Total Investments in Securities	$33,993,102	$2,023,558	$—	$36,016,660

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $2,339,276 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $29,477,025)	$30,751,370
Investment in unaffiliated investment companies, at value (identified cost $5,010,402) including securities on loan of $92,369	5,265,290
Cash	64,559
Receivables:
Fund shares sold	47,760
Dividends and interest	41,030
Manager (See Note 3)	12,183
Securities lending income	208
Other assets	38,130

Total assets	36,220,530

Liabilities
Payables:
Investment securities purchased	55,067
Professional fees	25,483
Transfer agent (See Note 3)	6,525
Shareholder communication	3,719
Custodian	2,117
NYLIFE Distributors (See Note 3)	1,218
Trustees	75
Accrued expenses	146

Total liabilities	94,350

Net assets	$36,126,180

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,719
Additional paid-in capital	33,328,953

33,332,672
Undistributed net investment income	123,679
Accumulated net realized gain (loss) on investments	1,140,596
Net unrealized appreciation (depreciation) on investments	1,529,233

Net assets	$36,126,180

Class A
Net assets applicable to outstanding shares	$4,877,088

Shares of beneficial interest outstanding	506,359

Net asset value per share outstanding	$9.63
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.19

Investor Class
Net assets applicable to outstanding shares	$585,014

Shares of beneficial interest outstanding	60,311

Net asset value per share outstanding	$9.70
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price per share outstanding	$10.26

Class I
Net assets applicable to outstanding shares	$28,213,552

Shares of beneficial interest outstanding	2,906,954

Net asset value and offering price per share outstanding	$9.71

Class R1
Net assets applicable to outstanding shares	$2,098,368

Shares of beneficial interest outstanding	209,648

Net asset value and offering price per share outstanding	$10.01

Class R2
Net assets applicable to outstanding shares	$282,258

Shares of beneficial interest outstanding	29,117

Net asset value and offering price per share outstanding	$9.69

Class R3
Net assets applicable to outstanding shares	$69,900

Shares of beneficial interest outstanding	7,078

Net asset value and offering price per share outstanding	$9.88

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$377,992
Dividend distributions from unaffiliated investment companies	78,907
Interest	1,511
Securities lending income	492
Other income	117

Total income	459,019

Expenses
Transfer agent (See Note 3)	37,550
Registration	34,134
Manager (See Note 3)	18,723
Professional fees	18,051
Distribution/Service—Class A (See Note 3)	6,804
Distribution/Service—Investor Class (See Note 3)	794
Distribution/Service—Class R2 (See Note 3)	1,178
Distribution/Service—Class R3 (See Note 3)	174
Custodian	3,276
Shareholder communication	2,026
Shareholder service (See Note 3)	1,265
Trustees	427
Miscellaneous	4,378

Total expenses before waiver/reimbursement	128,780
Expense waiver/reimbursement from Manager (See Note 3)	(94,898)

Net expenses	33,882

Net investment income (loss)	425,137

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	156,210
Affiliated investment company transactions	725,708
Realized capital gain distributions from affiliated investment companies	677,827

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,559,745

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(162,942)
Affiliated investments	(1,818,215)

Net change in unrealized appreciation (depreciation) on investments	(1,981,157)

Net realized and unrealized gain (loss) on investments	(421,412)

Net increase (decrease) in net assets resulting from operations	$3,725

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$425,137	$962,686
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,559,745	2,834,741
Net change in unrealized appreciation (depreciation) on investments	(1,981,157)	243,707

Net increase (decrease) in net assets resulting from operations	3,725	4,041,134

Dividends and distributions to shareholders:
From net investment income:
Class A	(134,992)	(200,761)
Investor Class	(12,650)	(38,575)
Class I	(765,082)	(1,064,946)
Class R1	(53,096)	—
Class R2	(6,741)	(54,925)
Class R3	(1,385)	(795)

	(973,946)	(1,360,002)

From net realized gain on investments:
Class A	(413,272)	(171,344)
Investor Class	(43,018)	(34,154)
Class I	(2,022,370)	(834,423)
Class R1	(146,076)	(539)
Class R2	(21,537)	(57,172)
Class R3	(4,864)	(884)

	(2,651,137)	(1,098,516)

Total dividends and distributions to shareholders	(3,625,083)	(2,458,518)

Capital share transactions:
Net proceeds from sale of shares	4,232,778	7,417,769
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,623,911	2,458,518
Cost of shares redeemed	(6,403,605)	(22,195,850)

Increase (decrease) in net assets derived from capital share transactions	1,453,084	(12,319,563)

Net increase (decrease) in net assets	(2,168,274)	(10,736,947)

Net Assets
Beginning of period	38,294,454	49,031,401

End of period	$36,126,180	$38,294,454

Undistributed net investment income at end of period	$123,679	$672,488

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.63		$10.21	$10.37		$10.70	$10.74	$10.10

Net investment income (loss) (a)	0.10		0.21	0.21		0.21	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.10)		0.69	0.07		(0.09)	0.49	0.99

Total from investment operations	(0.00	)‡	0.90	0.28		0.12	0.67	1.17

Less dividends and distributions:
From net investment income	(0.25)		(0.26)	(0.22)		(0.19)	(0.20)	(0.28)
From net realized gain on investments	(0.75)		(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(1.00)		(0.48)	(0.44)		(0.45)	(0.71)	(0.53)

Net asset value at end of period	$9.63		$10.63	$10.21		$10.37	$10.70	$10.74

Total investment return (b)	(0.13%)		9.29%	2.89%		1.21%	6.54%	12.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	% ††	2.04%	2.06	%(c)	2.03%	1.75%	1.78%
Net expenses (d)	0.37	% ††	0.37%	0.35	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.87	% ††	0.80%	0.73%		0.68%	0.67%	0.75%
Portfolio turnover rate	21%		46%	45%		48%	69%	82%
Net assets at end of period (in 000’s)	$4,877		$5,727	$6,321		$7,498	$9,099	$24,907

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.05%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,		Year ended October 31,
Investor Class	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.68		$10.25	$10.41		$10.73	$10.77	$10.13

Net investment income (loss) (a)	0.10		0.19	0.20		0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.11)		0.71	0.07		(0.08)	0.48	0.97

Total from investment operations	(0.01)		0.90	0.27		0.11	0.66	1.16

Less dividends and distributions:
From net investment income	(0.22)		(0.25)	(0.21)		(0.17)	(0.19)	(0.27)
From net realized gain on investments	(0.75)		(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.97)		(0.47)	(0.43)		(0.43)	(0.70)	(0.52)

Net asset value at end of period	$9.70		$10.68	$10.25		$10.41	$10.73	$10.77

Total investment return (b)	(0.17%)		9.24%	2.79%		1.04%	6.46%	12.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	% ††	1.81%	1.96	%(c)	1.79%	1.67%	1.81%
Net expenses (d)	0.47	% ††	0.47%	0.45	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	1.53	% ††	1.00%	1.02%		0.90%	0.76%	1.01%
Portfolio turnover rate	21%		46%	45%		48%	69%	82%
Net assets at end of period (in 000’s)	$585		$692	$1,508		$1,389	$1,343	$1,245

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.73	$10.30	$10.46		$10.79	$10.83	$10.19

Net investment income (loss) (a)	0.12	0.23	0.23		0.23	0.21	0.22
Net realized and unrealized gain (loss) on investments	(0.10)	0.71	0.08		(0.08)	0.49	0.98

Total from investment operations	0.02	0.94	0.31		0.15	0.70	1.20

Less dividends and distributions:
From net investment income	(0.29)	(0.29)	(0.25)		(0.22)	(0.23)	(0.31)
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(1.04)	(0.51)	(0.47)		(0.48)	(0.74)	(0.56)

Net asset value at end of period	$9.71	$10.73	$10.30		$10.46	$10.79	$10.83

Total investment return (b)	0.05%	9.56%	3.15%		1.46%	6.79%	12.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	2.23%	2.31	%(c)	2.17%	2.02%	2.18%
Net expenses (d)	0.12%††	0.12%	0.10	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.62%††	0.56%	0.49%		0.43%	0.42%	0.50%
Portfolio turnover rate	21%	46%	45%		48%	69%	82%
Net assets at end of period (in 000’s)	$28,214	$29,130	$38,545		$39,519	$45,279	$31,739

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.30%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2018*	2017	2016		2015	2014
Net asset value at beginning of period	$11.02	$10.30	$10.46		$10.79	$10.78

Net investment income (loss) (a)	0.09	0.22	0.23		0.22	0.04
Net realized and unrealized gain (loss) on investments	(0.08)	0.72	0.07		(0.08)	(0.03)

Total from investment operations	0.01	0.94	0.30		0.14	0.01

Less dividends and distributions:
From net investment income	(0.27)	—	(0.24)		(0.21)	—
From net realized gain on investments	(0.75)	(0.22)	(0.22)		(0.26)	—

Total dividends and distributions	(1.02)	(0.22)	(0.46)		(0.47)	—

Net asset value at end of period	$10.01	$11.02	$10.30		$10.46	$10.79

Total investment return (b)	0.04%	9.35%	3.09%		1.35%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	2.06%	2.29	%(d)	2.06%	2.07	%††
Net expenses (e)	0.22%††	0.22%	0.19	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.72%††	0.65%	0.56%		0.53%	0.54	%††
Portfolio turnover rate	21%	46%	45%		48%	69%
Net assets at end of period (in 000’s)	$2,098	$27	$25		$15,645	$17,477

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.28%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.69		$10.22	$10.39		$10.71	$10.75	$10.12

Net investment income (loss) (a)	0.13		0.19	0.20		0.19	0.17	0.21
Net realized and unrealized gain (loss) on investments	(0.14)		0.72	0.06		(0.08)	0.50	0.94

Total from investment operations	(0.01)		0.91	0.26		0.11	0.67	1.15

Less dividends and distributions:
From net investment income	(0.24)		(0.22)	(0.21)		(0.17)	(0.20)	(0.27)
From net realized gain on investments	(0.75)		(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.99)		(0.44)	(0.43)		(0.43)	(0.71)	(0.52)

Net asset value at end of period	$9.69		$10.69	$10.22		$10.39	$10.71	$10.75

Total investment return (b)	(0.23%)		9.26%	2.69%		1.11%	6.58%	11.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58	% ††	1.83%	1.97	%(c)	1.79%	1.65%	2.02%
Net expenses (d)	0.47	% ††	0.47%	0.45	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.98	% ††	0.91%	0.84%		0.78%	0.77%	0.85%
Portfolio turnover rate	21%		46%	45%		48%	69%	82%
Net assets at end of period (in 000’s)	$282		$2,648	$2,592		$2,368	$2,652	$2,428

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.96%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,		Year ended October 31,
Class R3	2018*		2017	2016		2015	2014	2013
Net asset value at beginning of period	$10.86		$10.40	$10.55		$10.87	$10.73	$10.09

Net investment income (loss) (a)	0.09		0.15	0.18		0.17	0.15	0.19
Net realized and unrealized gain (loss) on investments	(0.11)		0.73	0.08		(0.08)	0.50	0.94

Total from investment operations	(0.02)		0.88	0.26		0.09	0.65	1.13

Less dividends and distributions:
From net investment income	(0.21)		(0.20)	(0.19)		(0.15)	—	(0.24)
From net realized gain on investments	(0.75)		(0.22)	(0.22)		(0.26)	(0.51)	(0.25)

Total dividends and distributions	(0.96)		(0.42)	(0.41)		(0.41)	(0.51)	(0.49)

Net asset value at end of period	$9.88		$10.86	$10.40		$10.55	$10.87	$10.73

Total investment return (b)	(0.24%)		8.85%	2.57%		0.83%	6.27%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73	% ††	1.46%	1.75	%(c)	1.55%	1.44%	1.84%
Net expenses (d)	0.72	% ††	0.72%	0.67	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	1.21	% ††	1.16%	1.13%		1.03%	1.02%	1.10%
Portfolio turnover rate	21%		46%	45%		48%	69%	82%
Net assets at end of period (in 000’s)	$70		$70	$41		$11	$11	$13

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.69%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–4.85 0.68%	1.06 6.94%	5.07 6.26%	4.73 5.32%	0.99 0.99%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.93 0.60	0.87 6.74	4.94 6.13	4.62 5.21	1.09 1.09
Class I Shares	No Sales Charge		6/29/2007	0.80	7.21	6.53	5.58	0.74
Class R1 Shares	No Sales Charge		8/21/2014	0.87	7.14	4.91	4.91	0.84
Class R2 Shares	No Sales Charge		1/8/2009	0.55	6.75	6.12	9.04	1.09
Class R3 Shares	No Sales Charge		5/1/2008	0.49	6.54	5.88	4.94	1.34

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[4]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Retirement 2020 Composite Index[6]	1.13	6.91	7.01	5.74
Morningstar Target Date 2020 Category Average[7]	1.04	6.42	5.43	4.79

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2020 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016-2020) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

21

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,006.80	$1.84	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,006.00	$2.34	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,008.00	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,008.70	$1.10	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,005.50	$2.34	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,004.90	$3.58	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 0.68% for Class A shares and 0.60% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 0.80%, Class R1 shares returned 0.87%, Class R2 shares returned 0.55% and Class R3 shares returned 0.49%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and underperformed the 1.13% return of the Retirement 2020 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 1.04% return of the Morningstar Target Date 2020 Category Average.2 See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2020 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto

1.	See footnote on page 21 for more information on this index.
2.	See footnote on page 21 for more information on the Morningstar Target Date 2020 Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Retirement 2020 Fund

these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the

Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

25

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay MacKay Convertible Fund made the most substantial positive contribution to the performance of the fixed-income portion of the Fund, followed by VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value

Affiliated Investment Companies 85.4%†
Equity Funds 50.1%
IQ 50 Percent Hedged FTSE Europe ETF	93,297	$1,887,398
IQ 50 Percent Hedged FTSE International ETF	336,572	7,276,687
IQ Chaikin U.S. Large Cap ETF	302,307	7,657,436
IQ Chaikin U.S. Small Cap ETF	255,882	6,952,314
IQ Global Resources ETF (a)	39,033	1,080,824
MainStay Epoch International Choice Fund Class I	140,745	5,068,236
MainStay Epoch U.S. All Cap Fund Class R6 (a)	203,814	5,647,695
MainStay Epoch U.S. Equity Yield Fund Class R6	255,574	3,997,176
MainStay Large Cap Growth Fund Class R6	579,169	6,075,480
MainStay MacKay Common Stock Fund Class I (b)	188,283	4,810,634
MainStay MacKay Growth Fund Class I	84,592	3,028,407
MainStay MacKay International Equity Fund Class I	38,073	655,621
MainStay MacKay S&P 500 Index Fund Class I	82,030	3,969,437
MainStay MAP Equity Fund Class I	92,538	3,823,686

Total Equity Funds (Cost $50,271,879)		61,931,031

Fixed Income Funds 35.3%
IQ Enhanced Core Bond U.S. ETF (b)	261,101	4,849,951
IQ Enhanced Core Plus Bond U.S. ETF	14,736	281,458
IQ S&P High Yield Low Volatility Bond ETF	25,150	611,774
MainStay Floating Rate Fund Class I	18,131	169,342
MainStay Indexed Bond Fund Class I	484,894	4,984,708
MainStay MacKay Convertible Fund Class I	130,768	2,257,062
MainStay MacKay High Yield Corporate Bond Fund Class R6	150,320	846,304
MainStay MacKay Short Duration High Yield Fund Class I	290,727	2,863,664
MainStay MacKay Total Return Bond Fund Class R6	2,603,072	26,759,584

Total Fixed Income Funds (Cost $44,680,046)		43,623,847

Total Affiliated Investment Companies (Cost $94,951,925)		105,554,878

Unaffiliated Investment Companies 14.5%
Equity Funds 9.0%
iShares MSCI All Country Asia ex-Japan ETF	41,361	3,153,776
iShares MSCI EAFE Small-Cap ETF	51,556	3,383,105
iShares MSCI Frontier 100 ETF	13,849	461,587
iShares MSCI India ETF	14,118	493,424
iShares MSCI Philippines ETF (c)	11,250	380,362
iShares MSCI Poland ETF	8,332	206,884
iShares Russell 2000 ETF	5,156	790,518
SPDR S&P Emerging Markets Small Cap ETF	32,848	1,679,190

	Shares	Value

Equity Funds (continued)
VanEck Vectors Africa Index ETF	10,100	$254,419
VanEck Vectors India Small-Cap Index ETF	6,174	364,883

Total Equity Funds (Cost $9,493,480)		11,168,148

Fixed Income Funds 5.5%
iShares TIPS Bond ETF	14,695	1,654,804
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	74,607	1,397,389
Vanguard Short-Term Inflation-Protected Securities ETF	75,906	3,711,044

Total Fixed Income Funds (Cost $6,682,227)		6,763,237

Total Unaffiliated Investment Companies (Cost $16,175,707)		17,931,385

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $308,296 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/2020, with a Principal Amount of $300,000 and a Market Value of $316,214)	$308,290	308,290

Total Short-Term Investment (Cost $308,290)		308,290

Total Investments (Cost $111,435,922)	100.1%	123,794,553
Other Assets, Less Liabilities	(0.1)	(87,933)
Net Assets	100.0%	$123,706,620

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $370,456 and the Fund received non-cash collateral in the amount of $380,756. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$61,931,031	$—	$—	$61,931,031
Fixed Income Funds	38,162,122	5,461,725	—	43,623,847

Total Affiliated Investment Companies	100,093,153	5,461,725	—	105,554,878

Unaffiliated Investment Companies
Equity Funds	11,168,148	—	—	11,168,148
Fixed Income Funds	6,763,237	—	—	6,763,237

Total Unaffiliated Investment Companies	17,931,385	—	—	17,931,385

Short-Term Investment
Repurchase Agreement	—	308,290	—	308,290

Total Investments in Securities	$118,024,538	$5,770,015	$—	$123,794,553

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $5,980,785 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $94,951,925)	$105,554,878
Investment in unaffiliated investment companies, at value (identified cost $16,175,707) including securities on loan of $370,456	17,931,385
Repurchase agreement, at value (identified cost $308,290)	308,290
Receivables:
Dividends and interest	88,228
Fund shares sold	55,388
Manager (See Note 3)	3,835
Securities lending income	836
Other assets	38,852

Total assets	123,981,692

Liabilities
Payables:
Investment securities purchased	173,353
Fund shares redeemed	49,646
Professional fees	26,099
Shareholder communication	11,160
Transfer agent (See Note 3)	5,663
NYLIFE Distributors (See Note 3)	5,556
Custodian	2,736
Trustees	216
Accrued expenses	643

Total liabilities	275,072

Net assets	$123,706,620

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,668
Additional paid-in capital	105,794,863

105,806,531
Undistributed net investment income	76,099
Accumulated net realized gain (loss) on investments	5,465,359
Net unrealized appreciation (depreciation) on investments	12,358,631

Net assets	$123,706,620

Class A
Net assets applicable to outstanding shares	$22,790,214

Shares of beneficial interest outstanding	2,160,632

Net asset value per share outstanding	$10.55
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.16

Investor Class
Net assets applicable to outstanding shares	$3,360,689

Shares of beneficial interest outstanding	317,594

Net asset value per share outstanding	$10.58
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.20

Class I
Net assets applicable to outstanding shares	$94,709,517

Shares of beneficial interest outstanding	8,926,350

Net asset value and offering price per share outstanding	$10.61

Class R1
Net assets applicable to outstanding shares	$2,172,739

Shares of beneficial interest outstanding	199,780

Net asset value and offering price per share outstanding	$10.88

Class R2
Net assets applicable to outstanding shares	$615,115

Shares of beneficial interest outstanding	57,921

Net asset value and offering price per share outstanding	$10.62

Class R3
Net assets applicable to outstanding shares	$58,346

Shares of beneficial interest outstanding	5,431

Net asset value and offering price per share outstanding	$10.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,159,988
Dividend distributions from unaffiliated investment companies	236,987
Interest	5,580
Securities lending income	2,354
Other income	391

Total income	1,405,300

Expenses
Manager (See Note 3)	62,330
Transfer agent (See Note 3)	35,695
Registration	34,434
Distribution/Service—Class A (See Note 3)	28,279
Distribution/Service—Investor Class (See Note 3)	4,159
Distribution/Service—Class R2 (See Note 3)	1,627
Distribution/Service—Class R3 (See Note 3)	165
Professional fees	20,003
Shareholder communication	6,155
Custodian	3,946
Shareholder service (See Note 3)	1,467
Trustees	1,386
Miscellaneous	5,493

Total expenses before waiver/reimbursement	205,139
Expense waiver/reimbursement from Manager (See Note 3)	(90,040)

Net expenses	115,099

Net investment income (loss)	1,290,201

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	715,841
Affiliated investment company transactions	2,754,006
Realized capital gain distributions from affiliated investment companies	3,444,727

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,914,574

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(697,432)
Affiliated investments	(6,603,510)

Net change in unrealized appreciation (depreciation) on investments	(7,300,942)

Net realized and unrealized gain (loss) on investments	(386,368)

Net increase (decrease) in net assets resulting from operations	$903,833

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,290,201	$2,713,197
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,914,574	9,121,925
Net change in unrealized appreciation (depreciation) on investments	(7,300,942)	6,390,674

Net increase (decrease) in net assets resulting from operations	903,833	18,225,796

Dividends and distributions to shareholders:
From net investment income:
Class A	(477,808)	(440,619)
Investor Class	(59,300)	(162,682)
Class I	(2,270,919)	(2,673,559)
Class R1	(48,554)	—
Class R2	(13,457)	(37,051)
Class R3	(1,266)	(1,094)

	(2,871,304)	(3,315,005)

From net realized gain on investments:
Class A	(1,469,308)	(462,597)
Investor Class	(210,005)	(179,315)
Class I	(6,242,075)	(2,538,470)
Class R1	(138,557)	(536)
Class R2	(44,870)	(62,487)
Class R3	(4,727)	(2,206)

	(8,109,542)	(3,245,611)

Total dividends and distributions to shareholders	(10,980,846)	(6,560,616)

Capital share transactions:
Net proceeds from sale of shares	12,019,973	23,478,863
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,973,979	6,555,187
Cost of shares redeemed	(13,262,925)	(63,724,416)

Increase (decrease) in net assets derived from capital share transactions	9,731,027	(33,690,366)

Net increase (decrease) in net assets	(345,986)	(22,025,186)

Net Assets
Beginning of period	124,052,606	146,077,792

End of period	$123,706,620	$124,052,606

Undistributed net investment income at end of period	$76,099	$1,657,202

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$11.46	$10.51	$10.76		$10.99	$10.70	$9.65

Net investment income (loss) (a)	0.10	0.19	0.18		0.20	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	1.21	0.02		(0.04)	0.64	1.34

Total from investment operations	0.09	1.40	0.20		0.16	0.79	1.50

Less dividends and distributions:
From net investment income	(0.24)	(0.22)	(0.20)		(0.17)	(0.17)	(0.23)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(1.00)	(0.45)	(0.45)		(0.39)	(0.50)	(0.45)

Net asset value at end of period	$10.55	$11.46	$10.51		$10.76	$10.99	$10.70

Total investment return (b)	0.68%	13.82%	1.99%		1.50%	7.59%	16.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%††	1.80%	1.71	%(c)	1.81%	1.40%	1.56%
Net expenses (d)	0.37%††	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.51%††	0.51%	0.51%		0.50%	0.52%	0.60%
Portfolio turnover rate	64%	45%	48%		49%	64%	71%
Net assets at end of period (in 000’s)	$22,790	$22,240	$18,083		$17,155	$21,397	$45,057

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.70%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$11.47	$10.52	$10.78		$11.00	$10.71	$9.67

Net investment income (loss) (a)	0.10	0.17	0.16		0.16	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.02)	1.22	0.02		(0.01)	0.64	1.33

Total from investment operations	0.08	1.39	0.18		0.15	0.78	1.49

Less dividends and distributions:
From net investment income	(0.21)	(0.21)	(0.19)		(0.15)	(0.16)	(0.23)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.97)	(0.44)	(0.44)		(0.37)	(0.49)	(0.45)

Net asset value at end of period	$10.58	$11.47	$10.52		$10.78	$11.00	$10.71

Total investment return (b)	0.60%	13.69%	1.80%		1.46%	7.51%	15.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.80%††	1.58%	1.59	%(c)	1.46%	1.27%	1.63%
Net expenses (d)	0.47%††	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.89%††	0.69%	0.68%		0.66%	0.69%	0.80%
Portfolio turnover rate	64%	45%	48%		49%	64%	71%
Net assets at end of period (in 000’s)	$3,361	$3,304	$8,243		$7,395	$6,840	$5,637

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.58%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$11.54	$10.58	$10.83		$11.06	$10.76	$9.72

Net investment income (loss) (a)	0.12	0.22	0.20		0.20	0.17	0.20
Net realized and unrealized gain (loss) on investments	(0.01)	1.21	0.03		(0.01)	0.65	1.32

Total from investment operations	0.11	1.43	0.23		0.19	0.82	1.52

Less dividends and distributions:
From net investment income	(0.28)	(0.24)	(0.23)		(0.20)	(0.19)	(0.26)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(1.04)	(0.47)	(0.48)		(0.42)	(0.52)	(0.48)

Net asset value at end of period	$10.61	$11.54	$10.58		$10.83	$11.06	$10.76

Total investment return (b)	0.80%	14.07%	2.24%		1.82%	7.90%	16.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13%††	2.04%	1.96	%(c)	1.82%	1.58%	1.96%
Net expenses (d)	0.12%††	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.26%††	0.26%	0.26%		0.25%	0.26%	0.35%
Portfolio turnover rate	64%	45%	48%		49%	64%	71%
Net assets at end of period (in 000’s)	$94,710	$95,520	$116,812		$114,763	$114,587	$67,981

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2018*	2017	2016		2015	2014
Net asset value at beginning of period	$11.79	$10.57	$10.83		$11.07	$11.06

Net investment income (loss) (a)	0.07	0.20	0.20		0.19	0.03
Net realized and unrealized gain (loss) on investments	0.05	1.25	0.01		(0.01)	(0.02)

Total from investment operations	0.12	1.45	0.21		0.18	0.01

Less dividends and distributions:
From net investment income	(0.27)	—	(0.22)		(0.20)	—
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	—

Total dividends and distributions	(1.03)	(0.23)	(0.47)		(0.42)	—

Net asset value at end of period	$10.88	$11.79	$10.57		$10.83	$11.07

Total investment return (b)	0.87%	13.98%	2.03%		1.67%	0.09	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30%††	1.83%	1.96	%(d)	1.74%	1.38	%††
Net expenses (e)	0.22%††	0.22%	0.21	%(f)	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.36%††	0.36%	0.35%		0.35%	0.35	%††
Portfolio turnover rate	64%	45%	48%		49%	64%
Net assets at end of period (in 000’s)	$2,173	$28	$25		$30,610	$30,258

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.95%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$11.53	$10.50	$10.76		$10.99	$10.70	$9.66

Net investment income (loss) (a)	0.14	0.18	0.16		0.17	0.14	0.20
Net realized and unrealized gain (loss) on investments	(0.06)	1.22	0.02		(0.02)	0.64	1.28

Total from investment operations	0.08	1.40	0.18		0.15	0.78	1.48

Less dividends and distributions:
From net investment income	(0.23)	(0.14)	(0.19)		(0.16)	(0.16)	(0.22)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.99)	(0.37)	(0.44)		(0.38)	(0.49)	(0.44)

Net asset value at end of period	$10.62	$11.53	$10.50		$10.76	$10.99	$10.70

Total investment return (b)	0.55%	13.71%	1.80%		1.43%	7.51%	15.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.65%††	1.63%	1.60	%(c)	1.59%	1.26%	2.01%
Net expenses (d)	0.47%††	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.62%††	0.61%	0.61%		0.60%	0.61%	0.70%
Portfolio turnover rate	64%	45%	48%		49%	64%	71%
Net assets at end of period (in 000’s)	$615	$2,888	$2,818		$2,661	$5,082	$3,908

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.59%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$11.63	$10.59	$10.85		$11.08	$10.66	$9.62

Net investment income (loss) (a)	0.09	0.17	0.12		0.17	0.12	0.18
Net realized and unrealized gain (loss) on investments	(0.02)	1.21	0.04		(0.05)	0.63	1.28

Total from investment operations	0.07	1.38	0.16		0.12	0.75	1.46

Less dividends and distributions:
From net investment income	(0.20)	(0.11)	(0.17)		(0.13)	(0.00)‡	(0.20)
From net realized gain on investments	(0.76)	(0.23)	(0.25)		(0.22)	(0.33)	(0.22)

Total dividends and distributions	(0.96)	(0.34)	(0.42)		(0.35)	(0.33)	(0.42)

Net asset value at end of period	$10.74	$11.63	$10.59		$10.85	$11.08	$10.66

Total investment return (b)	0.49%	13.44%	1.57%		1.13%	7.22%	15.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%††	1.56%	1.13	%(c)	1.52%	1.13%	1.82%
Net expenses (d)	0.72%††	0.72%	0.71	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.86%††	0.86%	0.86%		0.85%	0.86%	0.96%
Portfolio turnover rate	64%	45%	48%		49%	64%	71%
Net assets at end of period (in 000’s)	$58	$72	$97		$35	$78	$122

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.12%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–4.04 1.54%	3.19 9.19%	6.52 7.73%	5.17 5.77%	1.04 1.04%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.15 1.43	3.07 9.07	6.39 7.60	5.06 5.65	1.14 1.14
Class I Shares	No Sales Charge		6/29/2007	1.62	9.49	7.97	6.02	0.79
Class R1 Shares	No Sales Charge		8/21/2014	1.71	9.43	5.99	5.99	0.89
Class R2 Shares	No Sales Charge		1/8/2009	1.44	8.98	7.57	10.25	1.14
Class R3 Shares	No Sales Charge		5/1/2008	1.36	8.90	7.33	5.39	1.39

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[4]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Retirement 2030 Composite Index[6]	2.07	9.30	8.64	6.41
Morningstar Target Date 2030 Category Average[7]	1.88	9.12	7.04	5.43

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2030 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026-2030) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,015.40	$1.85	$1,023.00	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,014.30	$2.35	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,016.20	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,017.10	$1.10	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,014.40	$2.35	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,013.60	$3.59	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

38	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 1.54% for Class A shares and 1.43% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 1.62%, Class R1 shares returned 1.71%, Class R2 shares returned 1.44% and Class R3 shares returned 1.36%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and underperformed the 2.07% return of the Retirement 2030 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 1.88% return of the Morningstar Target Date 2030 Category Average.2 See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2030 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of

1.	See footnote on page 36 for more information on this index.
2.	See footnote on page 36 for more information on the Morningstar Target Date 2030 Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the

Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay Mackay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

40	MainStay Retirement 2030 Fund

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF made the most substantial contribution to the performance of the fixed-income portion of the Fund, followed by MainStay MacKay Convertible Fund. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value

Affiliated Investment Companies 86.8%†
Equity Funds 64.6%
IQ 50 Percent Hedged FTSE Europe ETF	187,332	$3,789,726
IQ 50 Percent Hedged FTSE International ETF	757,718	16,381,863
IQ Chaikin U.S. Large Cap ETF (a)	640,870	16,233,237
IQ Chaikin U.S. Small Cap ETF	562,451	15,281,794
IQ Global Resources ETF (b)	101,565	2,812,335
MainStay Epoch International Choice Fund Class I	419,020	15,088,907
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	647,821	17,951,119
MainStay Epoch U.S. Equity Yield Fund Class R6	853,623	13,350,669
MainStay Large Cap Growth Fund Class R6	1,552,161	16,282,171
MainStay MacKay Common Stock Fund Class I (a)	627,191	16,024,726
MainStay MacKay Growth Fund Class I (a)	200,647	7,183,179
MainStay MacKay International Equity Fund Class I	212,641	3,661,672
MainStay MacKay S&P 500 Index Fund Class I	265,328	12,839,225
MainStay MAP Equity Fund Class I	302,260	12,489,403

Total Equity Funds (Cost $139,845,530)		169,370,026

Fixed Income Funds 22.2%
IQ Enhanced Core Plus Bond U.S. ETF	500,192	9,553,667
IQ S&P High Yield Low Volatility Bond ETF	54,233	1,319,218
MainStay Floating Rate Fund Class I	172,910	1,614,977
MainStay MacKay Convertible Fund Class I	265,859	4,588,731
MainStay MacKay High Yield Corporate Bond Fund Class R6	296,274	1,668,024
MainStay MacKay Short Duration High Yield Fund Class I	638,587	6,290,079
MainStay MacKay Total Return Bond Fund Class R6	3,215,861	33,059,048

Total Fixed Income Funds (Cost $58,858,473)		58,093,744

Total Affiliated Investment Companies (Cost $198,704,003)		227,463,770

Unaffiliated Investment Companies 13.3%
Equity Funds 10.7%
iShares MSCI All Country Asia ex-Japan ETF	97,217	7,412,796
iShares MSCI EAFE Small-Cap ETF	124,984	8,201,450
iShares MSCI Frontier 100 ETF	31,265	1,042,063
iShares MSCI India ETF	31,556	1,102,882
iShares MSCI Philippines ETF (c)	25,891	875,375
iShares MSCI Poland ETF	20,043	497,668
iShares Russell 2000 ETF	21,642	3,318,151
SPDR S&P Emerging Markets Small Cap ETF	78,143	3,994,670

	Shares	Value

Equity Funds (continued)
VanEck Vectors Africa Index ETF	22,722	$572,367
VanEck Vectors India Small-Cap Index ETF	15,479	914,809

Total Equity Funds (Cost $23,374,699)		27,932,231

Fixed Income Funds 2.6%
iShares TIPS Bond ETF	7,022	790,747
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	221,450	4,147,758
Vanguard Short-Term Inflation-Protected Securities ETF	38,557	1,885,052

Total Fixed Income Funds (Cost $6,718,901)		6,823,557

Total Unaffiliated Investment Companies (Cost $30,093,600)		34,755,788

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $454,240 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $440,000 and a Market Value of $463,781)	$454,231	454,231

Total Short-Term Investment (Cost $454,231)		454,231

Total Investments (Cost $229,251,834)	100.3%	262,673,789
Other Assets, Less Liabilities	(0.3)	(754,787)
Net Assets	100.0%	$261,919,002

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $866,618 and the Fund received non-cash collateral in the amount of $890,712. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation- Protected Security

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$169,370,026	$—	$—	$169,370,026
Fixed Income Funds	56,774,526	1,319,218	—	58,093,744

Total Affiliated Investment Companies	226,144,552	1,319,218	—	227,463,770

Unaffiliated Investment Companies
Equity Funds	27,932,231	—	—	27,932,231
Fixed Income Funds	6,823,557	—	—	6,823,557

Total Unaffiliated Investment Companies	34,755,788	—	—	34,755,788

Short-Term Investment
Repurchase Agreement	—	454,231	—	454,231

Total Investments in Securities	$260,900,340	$1,773,449	$—	$262,673,789

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $1,704,351 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $198,704,003)	$227,463,770
Investment in unaffiliated investment companies, at value (identified cost $30,093,600) including securities on loan of $866,618	34,755,788
Repurchase agreement, at value (identified cost $454,231)	454,231
Receivables:
Fund shares sold	382,774
Dividends and interest	113,357
Securities lending income	2,238
Other assets	40,256

Total assets	263,212,414

Liabilities
Payables:
Fund shares redeemed	737,429
Investment securities purchased	485,584
Professional fees	26,032
Shareholder communication	19,283
Transfer agent (See Note 3)	11,270
NYLIFE Distributors (See Note 3)	9,043
Custodian	2,972
Trustees	397
Manager (See Note 3)	19
Accrued expenses	1,383

Total liabilities	1,293,412

Net assets	$261,919,002

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,917
Additional paid-in capital	216,592,724

216,615,641
Distributions in excess of net investment income	(270,666)
Accumulated net realized gain (loss) on investments	12,152,072
Net unrealized appreciation (depreciation) on investments	33,421,955

Net assets	$261,919,002

Class A
Net assets applicable to outstanding shares	$34,789,480

Shares of beneficial interest outstanding	3,067,578

Net asset value per share outstanding	$11.34
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.00

Investor Class
Net assets applicable to outstanding shares	$7,525,089

Shares of beneficial interest outstanding	661,667

Net asset value per share outstanding	$11.37
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.03

Class I
Net assets applicable to outstanding shares	$213,585,871

Shares of beneficial interest outstanding	18,668,785

Net asset value and offering price per share outstanding	$11.44

Class R1
Net assets applicable to outstanding shares	$4,264,650

Shares of beneficial interest outstanding	365,279

Net asset value and offering price per share outstanding	$11.68

Class R2
Net assets applicable to outstanding shares	$1,333,086

Shares of beneficial interest outstanding	117,386

Net asset value and offering price per share outstanding	$11.36

Class R3
Net assets applicable to outstanding shares	$420,826

Shares of beneficial interest outstanding	36,602

Net asset value and offering price per share outstanding	$11.50

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,313,062
Dividend distributions from unaffiliated investment companies	450,991
Interest	10,662
Securities lending income	9,422
Other income	801

Total income	2,784,938

Expenses
Manager (See Note 3)	128,352
Transfer agent (See Note 3)	77,695
Distribution/Service—Class A (See Note 3)	41,149
Distribution/Service—Investor Class (See Note 3)	9,274
Distribution/Service—Class R2 (See Note 3)	3,133
Distribution/Service—Class R3 (See Note 3)	1,041
Registration	34,761
Professional fees	22,565
Shareholder communication	11,061
Custodian	4,014
Shareholder service (See Note 3)	2,973
Trustees	2,807
Miscellaneous	7,027

Total expenses before waiver/reimbursement	345,852
Expense waiver/reimbursement from Manager (See Note 3)	(138,691)

Net expenses	207,161

Net investment income (loss)	2,577,777

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	2,481,312
Affiliated investment company transactions	3,884,920
Realized capital gain distributions from affiliated investment companies	9,238,352

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	15,604,584

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,192,384)
Affiliated investments	(12,119,269)

Net change in unrealized appreciation (depreciation) on investments	(14,311,653)

Net realized and unrealized gain (loss) on investments	1,292,931

Net increase (decrease) in net assets resulting from operations	$3,870,708

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,577,777	$4,618,238
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	15,604,584	11,124,376
Net change in unrealized appreciation (depreciation) on investments	(14,311,653)	25,356,401

Net increase (decrease) in net assets resulting from operations	3,870,708	41,099,015

Dividends and distributions to shareholders:
From net investment income:
Class A	(649,878)	(424,710)
Investor Class	(123,862)	(254,753)
Class I	(4,682,939)	(3,967,895)
Class R1	(90,097)	—
Class R2	(22,498)	(70,983)
Class R3	(6,890)	(5,100)

	(5,576,164)	(4,723,441)

From net realized gain on investments:
Class A	(1,230,165)	(639,490)
Investor Class	(271,331)	(407,328)
Class I	(7,851,918)	(5,379,510)
Class R1	(154,376)	(675)
Class R2	(49,206)	(134,275)
Class R3	(15,583)	(11,428)

	(9,572,579)	(6,572,706)

Total dividends and distributions to shareholders	(15,148,743)	(11,296,147)

Capital share transactions:
Net proceeds from sale of shares	24,342,138	40,440,270
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,145,727	11,295,807
Cost of shares redeemed	(15,133,335)	(65,230,542)

Increase (decrease) in net assets derived from capital share transactions	24,354,530	(13,494,465)

Net increase (decrease) in net assets	13,076,495	16,308,403

Net Assets
Beginning of period	248,842,507	232,534,104

End of period	$261,919,002	$248,842,507

Undistributed (distributions in excess of) net investment income at end of period	$(270,666)	$2,727,721

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.85	$10.52	$10.87	$11.03	$10.63	$9.11

Net investment income (loss) (a)	0.10	0.19	0.15	0.20	0.12	0.12
Net realized and unrealized gain (loss) on investments	0.09	1.62	(0.05)	0.01	0.76	1.73

Total from investment operations	0.19	1.81	0.10	0.21	0.88	1.85

Less dividends and distributions:
From net investment income	(0.24)	(0.19)	(0.19)	(0.16)	(0.15)	(0.19)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.70)	(0.48)	(0.45)	(0.37)	(0.48)	(0.33)

Net asset value at end of period	$11.34	$11.85	$10.52	$10.87	$11.03	$10.63

Total investment return (b)	1.54%	17.92%	1.11%	1.87%	8.47%	20.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%††	1.73%	1.48%	1.81%	1.12%	1.26%
Net expenses (c)	0.37%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (c)	0.46%††	0.48%	0.50%	0.49%	0.52%	0.61%
Portfolio turnover rate	17%	43%	43%	42%	68%	72%
Net assets at end of period (in 000’s)	$34,789	$30,637	$18,130	$15,685	$21,484	$36,051

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.86	$10.52	$10.87	$11.03	$10.64	$9.13

Net investment income (loss) (a)	0.10	0.17	0.14	0.14	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.08	1.64	(0.04)	0.05	0.76	1.70

Total from investment operations	0.18	1.81	0.10	0.19	0.86	1.83

Less dividends and distributions:
From net investment income	(0.21)	(0.18)	(0.19)	(0.14)	(0.14)	(0.18)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.67)	(0.47)	(0.45)	(0.35)	(0.47)	(0.32)

Net asset value at end of period	$11.37	$11.86	$10.52	$10.87	$11.03	$10.64

Total investment return (b)	1.43%	17.91%	1.02%	1.74%	8.29%	20.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%††	1.51%	1.38%	1.23%	0.93%	1.35%
Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.85%††	0.68%	0.71%	0.71%	0.73%	0.83%
Portfolio turnover rate	17%	43%	43%	42%	68%	72%
Net assets at end of period (in 000’s)	$7,525	$7,453	$14,397	$11,606	$9,428	$7,020

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.97	$10.62	$10.96	$11.13	$10.73	$9.19

Net investment income (loss) (a)	0.12	0.21	0.18	0.18	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.08	1.64	(0.04)	0.05	0.77	1.73

Total from investment operations	0.20	1.85	0.14	0.23	0.91	1.90

Less dividends and distributions:
From net investment income	(0.27)	(0.21)	(0.22)	(0.19)	(0.18)	(0.22)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.73)	(0.50)	(0.48)	(0.40)	(0.51)	(0.36)

Net asset value at end of period	$11.44	$11.97	$10.62	$10.96	$11.13	$10.73

Total investment return (b)	1.62%	18.19%	1.44%	2.05%	8.66%	21.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%††	1.93%	1.76%	1.62%	1.26%	1.73%
Net expenses (c)	0.12%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (c)	0.21%††	0.23%	0.25%	0.24%	0.26%	0.36%
Portfolio turnover rate	17%	43%	43%	42%	68%	72%
Net assets at end of period (in 000’s)	$213,586	$204,800	$194,728	$184,691	$169,153	$98,357

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,			August 21, 2014** through October 31,
Class R1	2018*	2017	2016	2015	2014
Net asset value at beginning of period	$12.19	$10.61	$10.95	$11.12	$11.13

Net investment income (loss) (a)	0.06	0.20	0.19	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.16	1.67	(0.06)	0.05	(0.03)

Total from investment operations	0.22	1.87	0.13	0.22	(0.01)

Less dividends and distributions:
From net investment income	(0.27)	—	(0.21)	(0.18)	—
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	—

Total dividends and distributions	(0.73)	(0.29)	(0.47)	(0.39)	—

Net asset value at end of period	$11.68	$12.19	$10.61	$10.95	$11.12

Total investment return (b)	1.71%	18.04%	1.33%	1.98%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††	1.78%	1.84%	1.54%	0.85	% ††
Net expenses (d)	0.22%††	0.22%	0.22%	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (d)	0.31%††	0.32%	0.34%	0.34%	0.35	% ††
Portfolio turnover rate	17%	43%	43%	42%	68%
Net assets at end of period (in 000’s)	$4,265	$29	$25	$22,982	$21,771

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.85	$10.50	$10.84	$11.01	$10.62	$9.10

Net investment income (loss) (a)	0.16	0.17	0.15	0.16	0.10	0.17
Net realized and unrealized gain (loss) on investments	0.02	1.62	(0.05)	0.03	0.76	1.67

Total from investment operations	0.18	1.79	0.10	0.19	0.86	1.84

Less dividends and distributions:
From net investment income	(0.21)	(0.15)	(0.18)	(0.15)	(0.14)	(0.18)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.67)	(0.44)	(0.44)	(0.36)	(0.47)	(0.32)

Net asset value at end of period	$11.36	$11.85	$10.50	$10.84	$11.01	$10.62

Total investment return (b)	1.44%	17.71%	1.11%	1.70%	8.27%	20.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88%††	1.54%	1.41%	1.44%	0.94%	1.80%
Net expenses (c)	0.47%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (c)	0.57%††	0.58%	0.60%	0.59%	0.61%	0.71%
Portfolio turnover rate	17%	43%	43%	42%	68%	72%
Net assets at end of period (in 000’s)	$1,333	$5,514	$4,840	$4,524	$7,634	$5,691

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.99	$10.62	$10.96	$11.13	$10.62	$9.10

Net investment income (loss) (a)	0.09	0.16	0.11	0.12	0.06	0.16
Net realized and unrealized gain (loss) on investments	0.08	1.63	(0.03)	0.05	0.78	1.66

Total from investment operations	0.17	1.79	0.08	0.17	0.84	1.82

Less dividends and distributions:
From net investment income	(0.20)	(0.13)	(0.16)	(0.13)	—	(0.16)
From net realized gain on investments	(0.46)	(0.29)	(0.26)	(0.21)	(0.33)	(0.14)

Total dividends and distributions	(0.66)	(0.42)	(0.42)	(0.34)	(0.33)	(0.30)

Net asset value at end of period	$11.50	$11.99	$10.62	$10.96	$11.13	$10.62

Total investment return (b)	1.36%	17.43%	0.83%	1.47%	8.04%	20.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.44%	1.07%	1.06%	0.57%	1.67%
Net expenses (c)	0.72%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (c)	0.81%††	0.83%	0.85%	0.84%	0.86%	0.96%
Portfolio turnover rate	17%	43%	43%	42%	68%	72%
Net assets at end of period (in 000’s)	$421	$410	$414	$303	$317	$123

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–3.54 2.07%	4.76 10.86%	7.37 8.59%	5.47 6.07%	1.06 1.06%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.52 2.09	4.75 10.84	7.28 8.50	5.38 5.98	1.16 1.16
Class I Shares	No Sales Charge		6/29/2007	2.24	11.20	8.89	6.34	0.81
Class R1 Shares	No Sales Charge		8/21/2014	2.21	11.11	6.68	6.68	0.91
Class R2 Shares	No Sales Charge		1/8/2009	1.83	10.55	8.44	10.95	1.16
Class R3 Shares	No Sales Charge		5/1/2008	1.98	10.55	8.24	5.71	1.41

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[4]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Retirement 2040 Composite Index[6]	2.76	11.07	9.73	6.90
Morningstar Target Date 2040 Category Average[7]	2.54	11.14	8.16	5.87

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass- throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2040 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036-2040) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

51

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,020.70	$1.85	$1,024.80	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,021.00	$2.36	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,022.40	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,022.10	$1.10	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,018.30	$2.35	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,019.80	$3.61	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

52	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

53

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 2.07% for Class A shares and 2.09% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.24%, Class R1 shares returned 2.21%, Class R2 shares returned 1.83% and Class R3 shares returned 1.98%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and underperformed the 2.76% return of the Retirement 2040 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 2.54% return of the Morningstar Target Date 2040 Category Average.2 See page 50 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2040 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2040 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we

1.	See footnote on page 51 for more information on this index.
2.	See footnote on page 51 for more information on the Morningstar Target Date 2040 Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

54	MainStay Retirement 2040 Fund

saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

55

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF made the most substantial contribution to the performance of the fixed-income portion of the Fund, followed by MainStay MacKay Convertible Fund. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 85.0%†
Equity Funds 76.0%
IQ 50 Percent Hedged FTSE Europe ETF	162,072	$3,278,717
IQ 50 Percent Hedged FTSE International ETF	634,442	13,716,636
IQ Chaikin U.S. Large Cap ETF (a)	648,843	16,435,193
IQ Chaikin U.S. Small Cap ETF	567,715	15,424,817
IQ Global Resources ETF (b)	108,118	2,993,787
MainStay Epoch International Choice Fund Class I	483,040	17,394,256
MainStay Epoch U.S. All Cap Fund Class R6 (a)(b)	696,619	19,303,298
MainStay Epoch U.S. Equity Yield Fund Class R6	852,415	13,331,772
MainStay Large Cap Growth Fund Class R6	1,790,539	18,782,750
MainStay MacKay Common Stock Fund Class I (a)	641,865	16,399,645
MainStay MacKay Growth Fund Class I (a)	166,939	5,976,428
MainStay MacKay International Equity Fund Class I	286,631	4,935,778
MainStay MacKay S&P 500 Index Fund Class I	246,608	11,933,362
MainStay MAP Equity Fund Class I	278,308	11,499,700

Total Equity Funds (Cost $145,974,242)		171,406,139

Fixed Income Funds 9.0%
IQ Enhanced Core Plus Bond U.S. ETF	200,177	3,823,381
IQ S&P High Yield Low Volatility Bond ETF	15,733	382,705
MainStay Floating Rate Fund Class I	160,990	1,503,647
MainStay MacKay Convertible Fund Class I	228,951	3,951,696
MainStay MacKay High Yield Corporate Bond Fund Class R6	135,266	761,549
MainStay MacKay Short Duration High Yield Fund Class I	440,546	4,339,379
MainStay MacKay Total Return Bond Fund Class R6	543,036	5,582,411

Total Fixed Income Funds (Cost $20,296,042)		20,344,768

Total Affiliated Investment Companies (Cost $166,270,284)		191,750,907

Unaffiliated Investment Companies 14.8%
Equity Funds 12.1%
iShares MSCI All Country Asia ex-Japan ETF	92,339	7,040,849
iShares MSCI EAFE Small-Cap ETF	127,937	8,395,226
iShares MSCI Frontier 100 ETF	28,955	965,070
iShares MSCI India ETF	29,845	1,043,083
iShares MSCI Philippines ETF (c)	25,266	854,244
iShares MSCI Poland ETF	17,551	435,791
iShares Russell 2000 ETF	22,804	3,496,309
SPDR S&P Emerging Markets Small Cap ETF	73,767	3,770,969

	Shares	Value
Equity Funds (continued)
VanEck Vectors Africa Index ETF	20,968	$528,184
VanEck Vectors India Small-Cap Index ETF	13,561	801,455

Total Equity Funds (Cost $23,126,220)		27,331,180

Fixed Income Funds 2.7%
iShares TIPS Bond ETF	5,934	668,228
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	201,555	3,775,125
Vanguard Short-Term Inflation-Protected Securities ETF	32,910	1,608,970

Total Fixed Income Funds (Cost $5,995,257)		6,052,323

Total Unaffiliated Investment Companies (Cost $29,121,477)		33,383,503

	Principal Amount
Short-Term Investment 0.5%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $1,120,193 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $1,085,000 and a Market Value of $1,143,641)	$1,120,170	1,120,170

Total Short-Term Investment (Cost $1,120,170)		1,120,170

Total Investments (Cost $196,511,931)	100.3%	226,254,580
Other Assets, Less Liabilities	(0.3)	(754,399)
Net Assets	100.0%	$225,500,181

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $833,247 and the Fund received non-cash collateral in the amount of $856,414. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$171,406,139	$—	$—	$171,406,139
Fixed Income Funds	19,962,063	382,705	—	20,344,768

Total Affiliated Investment Companies	191,368,202	382,705	—	191,750,907

Unaffiliated Investment Companies
Equity Funds	27,331,180	—	—	27,331,180
Fixed Income Funds	6,052,323	—	—	6,052,323

Total Unaffiliated Investment Companies	33,383,503	—	—	33,383,503

Short-Term Investment
Repurchase Agreement	—	1,120,170	—	1,120,170

Total Investments in Securities	$224,751,705	$1,502,875	$—	$226,254,580

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2018, securities with a market value of $390,913 transferred from Level 1 to Level 2 as the price of these securities were based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities were based on utilizing quoted prices in active markets.

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $166,270,284)	$191,750,907
Investment in unaffiliated investment companies, at value (identified cost $29,121,477) including securities on loan of $833,247	33,383,503
Repurchase agreement, at value (identified cost $1,120,170)	1,120,170
Receivables:
Fund shares sold	246,213
Dividends and interest	37,104
Manager (See Note 3)	2,659
Securities lending income	2,054
Other assets	40,494

Total assets	226,583,104

Liabilities
Payables:
Investment securities purchased	930,463
Fund shares redeemed	86,489
Professional fees	25,744
Shareholder communication	16,098
Transfer agent (See Note 3)	12,667
NYLIFE Distributors (See Note 3)	7,453
Custodian	2,582
Trustees	301
Accrued expenses	1,126

Total liabilities	1,082,923

Net assets	$225,500,181

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,769
Additional paid-in capital	183,915,773

183,934,542
Distributions in excess of net investment income	(631,038)
Accumulated net realized gain (loss) on investments	12,454,028
Net unrealized appreciation (depreciation) on investments	29,742,649

Net assets	$225,500,181

Class A
Net assets applicable to outstanding shares	$25,501,181

Shares of beneficial interest outstanding	2,145,905

Net asset value per share outstanding	$11.88
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.57

Investor Class
Net assets applicable to outstanding shares	$9,531,517

Shares of beneficial interest outstanding	796,985

Net asset value per share outstanding	$11.96
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.66

Class I
Net assets applicable to outstanding shares	$183,307,796

Shares of beneficial interest outstanding	15,239,153

Net asset value and offering price per share outstanding	$12.03

Class R1
Net assets applicable to outstanding shares	$5,777,931

Shares of beneficial interest outstanding	471,625

Net asset value and offering price per share outstanding	$12.25

Class R2
Net assets applicable to outstanding shares	$1,147,749

Shares of beneficial interest outstanding	96,031

Net asset value and offering price per share outstanding	$11.95

Class R3
Net assets applicable to outstanding shares	$234,007

Shares of beneficial interest outstanding	19,427

Net asset value and offering price per share outstanding	$12.05

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,707,828
Dividend distributions from unaffiliated investment companies	408,141
Interest	9,460
Securities lending income	8,222
Other income	683

Total income	2,134,334

Expenses
Manager (See Note 3)	109,175
Transfer agent (See Note 3)	89,514
Distribution/Service—Class A (See Note 3)	30,284
Distribution/Service—Investor Class (See Note 3)	11,659
Distribution/Service—Class R2 (See Note 3)	3,104
Distribution/Service—Class R3 (See Note 3)	460
Registration	34,795
Professional fees	21,682
Shareholder communication	9,492
Custodian	4,183
Shareholder service (See Note 3)	3,380
Trustees	2,355
Miscellaneous	6,506

Total expenses before waiver/reimbursement	326,589
Expense waiver/reimbursement from Manager (See Note 3)	(136,859)

Net expenses	189,730

Net investment income (loss)	1,944,604

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	4,150,908
Affiliated investment company transactions	2,205,049
Realized capital gain distributions from affiliated investment companies	9,176,441

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	15,532,398

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,889,521)
Affiliated investments	(9,126,867)

Net change in unrealized appreciation (depreciation) on investments	(13,016,388)

Net realized and unrealized gain (loss) on investments	2,516,010

Net increase (decrease) in net assets resulting from operations	$4,460,614

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,944,604	$3,316,407
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	15,532,398	7,743,098
Net change in unrealized appreciation (depreciation) on investments	(13,016,388)	27,147,393

Net increase (decrease) in net assets resulting from operations	4,460,614	38,206,898

Dividends and distributions to shareholders:
From net investment income:
Class A	(442,513)	(231,209)
Investor Class	(144,657)	(224,365)
Class I	(3,641,820)	(2,752,224)
Class R1	(111,580)	—
Class R2	(11,754)	(73,929)
Class R3	(2,330)	(309)

	(4,354,654)	(3,282,036)

From net realized gain on investments:
Class A	(747,162)	(439,380)
Investor Class	(276,317)	(452,466)
Class I	(5,375,481)	(4,681,219)
Class R1	(169,524)	(828)
Class R2	(25,247)	(167,727)
Class R3	(4,736)	(823)

	(6,598,467)	(5,742,443)

Total dividends and distributions to shareholders	(10,953,121)	(9,024,479)

Capital share transactions:
Net proceeds from sale of shares	25,909,799	38,032,145
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,952,936	9,023,497
Cost of shares redeemed	(12,726,252)	(50,299,049)

Increase (decrease) in net assets derived from capital share transactions	24,136,483	(3,243,407)

Net increase (decrease) in net assets	17,643,976	25,939,012

Net Assets
Beginning of period	207,856,205	181,917,193

End of period	$225,500,181	$207,856,205

Undistributed (distributions in excess of) net investment income at end of period	$(631,038)	$1,779,012

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.24	$10.62	$11.03		$11.23	$10.73	$8.92

Net investment income (loss) (a)	0.09	0.17	0.12		0.17	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.17	1.95	(0.08)		0.06	0.83	1.98

Total from investment operations	0.26	2.12	0.04		0.23	0.92	2.08

Less dividends and distributions:
From net investment income	(0.23)	(0.17)	(0.17)		(0.15)	(0.14)	(0.16)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.62)	(0.50)	(0.45)		(0.43)	(0.42)	(0.27)

Net asset value at end of period	$11.88	$12.24	$10.62		$11.03	$11.23	$10.73

Total investment return (b)	2.07%	20.77%	0.50%		2.03%	8.78%	23.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%††	1.50%	1.19	%(c)	1.56%	0.86%	0.98%
Net expenses (d)	0.37%††	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.49%††	0.51%	0.54%		0.54%	0.60%	0.71%
Portfolio turnover rate	18%	44%	38%		41%	83%	66%
Net assets at end of period (in 000’s)	$25,501	$22,270	$10,187		$8,831	$12,924	$20,158

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.18%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.29	$10.66	$11.08		$11.27	$10.76	$8.95

Net investment income (loss) (a)	0.09	0.15	0.11		0.10	0.07	0.11
Net realized and unrealized gain (loss) on investments	0.17	1.97	(0.09)		0.12	0.85	1.96

Total from investment operations	0.26	2.12	0.02		0.22	0.92	2.07

Less dividends and distributions:
From net investment income	(0.20)	(0.16)	(0.16)		(0.13)	(0.13)	(0.15)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.59)	(0.49)	(0.44)		(0.41)	(0.41)	(0.26)

Net asset value at end of period	$11.96	$12.29	$10.66		$11.08	$11.27	$10.76

Total investment return (b)	2.09%	20.67%	0.32%		1.95%	8.80%	23.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	1.32%	1.07	%(c)	0.93%	0.68%	1.08%
Net expenses (d)	0.47%††	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.89%††	0.75%	0.80%		0.79%	0.81%	0.93%
Portfolio turnover rate	18%	44%	38%		41%	83%	66%
Net assets at end of period (in 000’s)	$9,532	$9,064	$14,150		$11,231	$8,424	$6,148

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

62	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.40	$10.74	$11.16		$11.35	$10.83	$9.01

Net investment income (loss) (a)	0.11	0.20	0.16		0.15	0.11	0.15
Net realized and unrealized gain (loss) on investments	0.17	1.98	(0.10)		0.11	0.86	1.96

Total from investment operations	0.28	2.18	0.06		0.26	0.97	2.11

Less dividends and distributions:
From net investment income	(0.26)	(0.19)	(0.20)		(0.17)	(0.17)	(0.18)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.65)	(0.52)	(0.48)		(0.45)	(0.45)	(0.29)

Net asset value at end of period	$12.03	$12.40	$10.74		$11.16	$11.35	$10.83

Total investment return (b)	2.24%	21.15%	0.66%		2.31%	9.17%	24.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	1.71%	1.47	%(c)	1.36%	0.97%	1.53%
Net expenses (d)	0.12%††	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.24%††	0.26%	0.29%		0.29%	0.34%	0.46%
Portfolio turnover rate	18%	44%	38%		41%	83%	66%
Net assets at end of period (in 000’s)	$183,308	$169,644	$152,163		$144,000	$131,608	$68,475

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.46%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2018*	2017	2016		2015	2014
Net asset value at beginning of period	$12.61	$10.74	$11.16		$11.35	$11.36

Net investment income (loss) (a)	0.04	0.18	0.16		0.14	0.01
Net realized and unrealized gain (loss) on investments	0.25	2.02	(0.11)		0.11	(0.02)

Total from investment operations	0.29	2.20	0.05		0.25	(0.01)

Less dividends and distributions:
From net investment income	(0.26)	—	(0.19)		(0.16)	—
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	—

Total dividends and distributions	(0.65)	(0.33)	(0.47)		(0.44)	—

Net asset value at end of period	$12.25	$12.61	$10.74		$11.16	$11.35

Total investment return (b)	2.21%	20.99%	0.60%		2.21%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%††	1.55%	1.52	%(d)	1.26%	0.37	% ††
Net expenses (e)	0.22%††	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.33%††	0.36%	0.39%		0.39%	0.41	% ††
Portfolio turnover rate	18%	44%	38%		41%	83%
Net assets at end of period (in 000’s)	$5,778	$34	$27		$12,902	$12,248

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.51%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.29	$10.64	$11.06		$11.26	$10.75	$8.94

Net investment income (loss)	0.19	0.15	0.12		0.13	0.08	0.14
Net realized and unrealized gain (loss) on investments	0.04	1.97	(0.10)		0.08	0.84	1.93

Total from investment operations(a)	0.23	2.12	0.02		0.21	0.92	2.07

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.16)		(0.13)	(0.13)	(0.15)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.57)	(0.47)	(0.44)		(0.41)	(0.41)	(0.26)

Net asset value at end of period	$11.95	$12.29	$10.64		$11.06	$11.26	$10.75

Total investment return (b)	1.83%	20.70%	0.31%		1.92%	8.79%	23.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.28%††	1.31%	1.12	%(c)	1.18%	0.71%	1.49%
Net expenses (d)	0.47%††	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.59%††	0.61%	0.64%		0.64%	0.70%	0.81%
Portfolio turnover rate	18%	44%	38%		41%	83%	66%
Net assets at end of period (in 000’s)	$1,148	$6,695	$5,364		$5,093	$7,791	$6,386

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.11%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.38	$10.72	$11.14		$11.32	$10.71	$8.91

Net investment income (loss) (a)	0.07	0.05	0.08		0.08	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.18	2.06	(0.09)		0.11	0.81	1.88

Total from investment operations	0.25	2.11	(0.01)		0.19	0.89	2.03

Less dividends and distributions:
From net investment income	(0.19)	(0.12)	(0.13)		(0.09)	—	(0.12)
From net realized gain on investments	(0.39)	(0.33)	(0.28)		(0.28)	(0.28)	(0.11)

Total dividends and distributions	(0.58)	(0.45)	(0.41)		(0.37)	(0.28)	(0.23)

Net asset value at end of period	$12.05	$12.38	$10.72		$11.14	$11.32	$10.71

Total investment return (b)	1.98%	20.40%	0.06%		1.72%	8.45%	23.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%††	0.43%	0.73	%(c)	0.71%	0.78%	1.54%
Net expenses (d)	0.72%††	0.72%	0.71	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.84%††	0.86%	0.88%		0.89%	0.95%	1.07%
Portfolio turnover rate	18%	44%	38%		41%	83%	66%
Net assets at end of period (in 000’s)	$234	$149	$26		$14	$11	$35

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.72%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/29/2007	–3.18 2.45%	5.87 12.03%	7.81 9.03%	5.59 6.19%	1.07 1.07%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.22 2.41	5.76 11.91	7.70 8.93	5.48 6.08	1.17 1.17
Class I Shares	No Sales Charge		6/29/2007	2.64	12.35	9.32	6.45	0.82
Class R1 Shares	No Sales Charge		8/21/2014	2.62	12.28	7.11	7.11	0.92
Class R2 Shares	No Sales Charge		1/8/2009	2.60	12.09	8.97	11.36	1.17
Class R3 Shares	No Sales Charge		5/1/2008	2.29	11.60	8.66	5.82	1.42

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

65

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[3]	3.82%	13.27%	12.96%	9.02%
MSCI EAFE® Index[4]	3.41	14.51	5.90	2.43
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	1.47	3.57
Retirement 2050 Composite Index[6]	3.08	11.89	10.17	6.98
Morningstar Target Date 2050 Category Average[7]	2.80	11.94	8.58	6.10

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2050 Category Average is representative of portfolios that provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2046-2050) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

66	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,024.50	$1.85	$1,024.80	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,024.10	$2.36	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,026.40	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,026.20	$1.11	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,026.00	$2.36	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,022.90	$3.61	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

67

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 72 for specific holdings within these categories.

68	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 2.45% for Class A shares and 2.41% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.64%, Class R1 shares returned 2.62%, Class R2 shares returned 2.60% and Class R3 shares returned 2.29%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and underperformed the 3.08% return of the Retirement 2050 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 2.80% return of the Morningstar Target Date 2050 Category Average.2 See page 65 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2050 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2050 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value.

1.	See footnote on page 66 for more information on this index.
2.	See footnote on page 66 for more information on the Morningstar Target Date 2050 Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

69

Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

70	MainStay Retirement 2050 Fund

the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay MacKay Convertible Fund made the most substantial contribution to the performance of the fixed-income portion of the Fund, followed by VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

71

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 83.7%†
Equity Funds 80.7%
IQ 50 Percent Hedged FTSE Europe ETF	88,587	$1,792,115
IQ 50 Percent Hedged FTSE International ETF	321,614	6,953,295
IQ Chaikin U.S. Large Cap ETF	358,144	9,071,788
IQ Chaikin U.S. Small Cap ETF	310,160	8,427,047
IQ Global Resources ETF (a)	82,336	2,279,884
MainStay Epoch International Choice Fund Class I	296,238	10,667,543
MainStay Epoch U.S. All Cap Fund Class R6 (a)	393,604	10,906,753
MainStay Epoch U.S. Equity Yield Fund Class R6	463,703	7,252,307
MainStay Large Cap Growth Fund Class R6	1,308,924	13,730,614
MainStay MacKay Common Stock Fund Class I (b)	367,927	9,400,540
MainStay MacKay Growth Fund Class I	94,634	3,387,902
MainStay MacKay International Equity Fund Class I	168,904	2,908,534
MainStay MacKay S&P 500 Index Fund Class I	117,755	5,698,185
MainStay MAP Equity Fund Class I	172,939	7,145,855

Total Equity Funds (Cost $84,316,008)		99,622,362

Fixed Income Funds 3.0%
IQ Enhanced Core Plus Bond U.S. ETF	12,914	246,658
MainStay Floating Rate Fund Class I	5,438	50,789
MainStay MacKay Convertible Fund Class I	123,385	2,129,620
MainStay MacKay High Yield Corporate Bond Fund Class R6	213	1,199
MainStay MacKay Short Duration High Yield Fund Class I	108,808	1,071,761
MainStay MacKay Total Return Bond Fund Class R6	26,399	271,385

Total Fixed Income Funds (Cost $3,651,480)		3,771,412

Total Affiliated Investment Companies (Cost $87,967,488)		103,393,774

Unaffiliated Investment Companies 15.6%
Equity Funds 13.6%
iShares MSCI All Country Asia ex-Japan ETF	53,231	4,058,864
iShares MSCI EAFE Small-Cap ETF	78,558	5,154,976
iShares MSCI Frontier 100 ETF	17,535	584,442
iShares MSCI India ETF	18,355	641,507
iShares MSCI Philippines ETF (c)	15,632	528,518
iShares MSCI Poland ETF	10,140	251,776
iShares Russell 2000 ETF	17,292	2,651,209
SPDR S&P Emerging Markets Small Cap ETF	42,292	2,161,967
VanEck Vectors Africa Index ETF	12,188	307,016

	Shares	Value
Equity Funds (continued)
VanEck Vectors India Small-Cap Index ETF	7,691	$454,538

Total Equity Funds (Cost $14,021,798)		16,794,813

Fixed Income Funds 2.0%
iShares TIPS Bond ETF	3,126	352,019
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	68,010	1,273,827
Vanguard Short-Term Inflation-Protected Securities ETF	17,152	838,561

Total Fixed Income Funds (Cost $2,448,048)		2,464,407

Total Unaffiliated Investment Companies (Cost $16,469,846)		19,259,220

	Principal Amount
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
Fixed Income Clearing Corp. 0.74%, dated 4/30/18 due 5/1/18 Proceeds at Maturity $793,101 (Collateralized by a United States Treasury Inflation Indexed Note with a rate of 0.125% and a maturity date of 4/15/20, with a Principal Amount of $770,000 and a Market Value of $811,616)	$793,085	793,085

Total Short-Term Investment (Cost $793,085)		793,085

Total Investments (Cost $105,230,419)	99.9%	123,446,079
Other Assets, Less Liabilities	0.1	63,251
Net Assets	100.0%	$123,509,330

†	Percentages indicated are based on Fund net assets.

(a)	Non-income producing Underlying Fund.

(b)	As of April 30, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(c)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $501,571 and the Fund received non-cash collateral in the amount of $515,516. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$99,622,362	$—	$—	$99,622,362
Fixed Income Funds	3,771,412	—	—	3,771,412

Total Affiliated Investment Companies	103,393,774	—	—	103,393,774

Unaffiliated Investment Companies
Equity Funds	16,794,813	—	—	16,794,813
Fixed Income Funds	2,464,407	—	—	2,464,407

Total Unaffiliated Investment Companies	19,259,220	—	—	19,259,220

Short-Term Investment
Repurchase Agreement	—	793,085	—	793,085

Total Investments in Securities	$122,652,994	$793,085	$—	$123,446,079

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $87,967,488)	$103,393,774
Investment in unaffiliated investment companies, at value (identified cost $16,469,846) including securities on loan of $501,571	19,259,220
Repurchase agreements, at value (identified cost $793,085)	793,085
Receivables:
Fund shares sold	321,682
Manager (See Note 3)	15,303
Dividends and interest	4,496
Securities lending income	1,325
Other assets	39,744

Total assets	123,828,629

Liabilities
Payables:
Investment securities purchased	256,511
Professional fees	24,996
Transfer agent (See Note 3)	15,973
Shareholder communication	8,557
Fund shares redeemed	6,703
NYLIFE Distributors (See Note 3)	4,186
Custodian	1,652
Trustees	156
Accrued expenses	565

Total liabilities	319,299

Net assets	$123,509,330

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,270
Additional paid-in capital	99,109,555

99,119,825
Distributions in excess of net investment income	(506,252)
Accumulated net realized gain (loss) on investments	6,680,097
Net unrealized appreciation (depreciation) on investments	18,215,660

Net assets	$123,509,330

Class A
Net assets applicable to outstanding shares	$10,990,283

Shares of beneficial interest outstanding	919,382

Net asset value per share outstanding	$11.95
Maximum sales charge (5.50% of offering price)	0.70

Maximum offering price per share outstanding	$12.65

Investor Class
Net assets applicable to outstanding shares	$8,614,219

Shares of beneficial interest outstanding	721,918

Net asset value per share outstanding	$11.93
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price per share outstanding	$12.62

Class I
Net assets applicable to outstanding shares	$98,243,319

Shares of beneficial interest outstanding	8,160,234

Net asset value and offering price per share outstanding	$12.04

Class R1
Net assets applicable to outstanding shares	$4,985,598

Shares of beneficial interest outstanding	412,144

Net asset value and offering price per share outstanding	$12.10

Class R2
Net assets applicable to outstanding shares	$390,253

Shares of beneficial interest outstanding	32,555

Net asset value and offering price per share outstanding	$11.99

Class R3
Net assets applicable to outstanding shares	$285,658

Shares of beneficial interest outstanding	23,739

Net asset value and offering price per share outstanding	$12.03

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$807,976
Dividend distributions from unaffiliated investment companies	206,985
Securities lending income	6,421
Interest	5,576
Other income	373

Total income	1,027,331

Expenses
Transfer agent (See Note 3)	108,803
Manager (See Note 3)	59,615
Registration	34,955
Distribution/Service—Class A (See Note 3)	12,703
Distribution/Service—Investor Class (See Note 3)	10,569
Distribution/Service—Class R2 (See Note 3)	2,190
Distribution/Service—Class R3 (See Note 3)	694
Professional fees	19,462
Shareholder communication	5,391
Custodian	3,446
Shareholder service (See Note 3)	2,781
Trustees	1,277
Miscellaneous	5,291

Total expenses before waiver/reimbursement	267,177
Expense waiver/reimbursement from Manager (See Note 3)	(159,651)

Net expenses	107,526

Net investment income (loss)	919,805

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	2,370,656
Affiliated investment company transactions	748,747
Realized capital gain distributions from affiliated investment companies	5,632,258

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,751,661

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,202,364)
Affiliated investments	(4,634,796)

Net change in unrealized appreciation (depreciation) on investments	(6,837,160)

Net realized and unrealized gain (loss) on investments	1,914,501

Net increase (decrease) in net assets resulting from operations	$2,834,306

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	75

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$919,805	$1,497,615
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	8,751,661	4,418,484
Net change in unrealized appreciation (depreciation) on investments	(6,837,160)	15,345,671

Net increase (decrease) in net assets resulting from operations	2,834,306	21,261,770

Dividends and distributions to shareholders:
From net investment income:
Class A	(156,848)	(62,375)
Investor Class	(114,538)	(121,521)
Class I	(1,683,214)	(1,266,957)
Class R1	(82,031)	(320)
Class R2	(5,118)	(57,416)
Class R3	(3,373)	(1,592)

	(2,045,122)	(1,510,181)

From net realized gain on investments:
Class A	(357,452)	(151,407)
Investor Class	(284,393)	(313,537)
Class I	(3,245,708)	(2,665,405)
Class R1	(166,739)	(924)
Class R2	(12,379)	(156,136)
Class R3	(9,599)	(5,221)

	(4,076,270)	(3,292,630)

Total dividends and distributions to shareholders	(6,121,392)	(4,802,811)

Capital share transactions:
Net proceeds from sale of shares	21,309,168	27,389,505
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,120,961	4,802,811
Cost of shares redeemed	(12,906,242)	(30,752,008)

Increase (decrease) in net assets derived from capital share transactions	14,523,887	1,440,308

Net increase (decrease) in net assets	11,236,801	17,899,267

Net Assets
Beginning of period	112,272,529	94,373,262

End of period	$123,509,330	$112,272,529

Undistributed (distributions in excess of) net investment income at end of period	$(506,252)	$619,065

76	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class A	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.28	$10.54	$11.00		$11.16	$10.72	$8.77

Net investment income (loss) (a)	0.08	0.13	0.11		0.16	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.22	2.12	(0.10)		0.09	0.85	2.07

Total from investment operations	0.30	2.25	0.01		0.25	0.92	2.16

Less dividends and distributions:
From net investment income	(0.19)	(0.15)	(0.15)		(0.14)	(0.13)	(0.14)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.63)	(0.51)	(0.47)		(0.41)	(0.48)	(0.21)

Net asset value at end of period	$11.95	$12.28	$10.54		$11.00	$11.16	$10.72

Total investment return (b)	2.45%	22.27%	0.10%		2.29%	8.82%	25.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%††	1.19%	1.08	%(c)	1.48%	0.62%	0.96%
Net expenses (d)	0.37%††	0.37%	0.36	%(e)	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.62%††	0.67%	0.79%		0.79%	0.76%	0.83%
Portfolio turnover rate	19%	48%	38%		42%	51%	63%
Net assets at end of period (in 000’s)	$10,990	$8,917	$3,623		$3,503	$5,083	$5,940

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.06%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.37%.

	Six months ended April 30,	Year ended October 31,
Investor Class	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.25	$10.52	$10.98		$11.14	$10.71	$8.76

Net investment income (loss) (a)	0.08	0.12	0.09		0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	0.22	2.11	(0.09)		0.15	0.86	2.06

Total from investment operations	0.30	2.23	—		0.24	0.91	2.15

Less dividends and distributions:
From net investment income	(0.18)	(0.14)	(0.14)		(0.13)	(0.13)	(0.13)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.62)	(0.50)	(0.46)		(0.40)	(0.48)	(0.20)

Net asset value at end of period	$11.93	$12.25	$10.52		$10.98	$11.14	$10.71

Total investment return (b)	2.41%	22.11%	0.03%		2.15%	8.69%	24.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	1.08%	0.88	%(c)	0.83%	0.49%	0.98%
Net expenses (d)	0.47%††	0.47%	0.46	%(e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.99%††	0.92%	1.00%		1.00%	1.01%	1.13%
Portfolio turnover rate	19%	48%	38%		42%	51%	63%
Net assets at end of period (in 000’s)	$8,614	$8,194	$8,772		$6,494	$4,746	$3,158

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.86%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.48%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	77

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class I	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.38	$10.62	$11.08		$11.24	$10.79	$8.83

Net investment income (loss) (a)	0.10	0.17	0.13		0.14	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.23	2.12	(0.09)		0.13	0.86	2.05

Total from investment operations	0.33	2.29	0.04		0.27	0.96	2.19

Less dividends and distributions:
From net investment income	(0.23)	(0.17)	(0.18)		(0.16)	(0.16)	(0.16)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.67)	(0.53)	(0.50)		(0.43)	(0.51)	(0.23)

Net asset value at end of period	$12.04	$12.38	$10.62		$11.08	$11.24	$10.79

Total investment return (b)	2.64%	22.56%	0.37%		2.47%	9.16%	25.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%††	1.49%	1.29	%(c)	1.22%	0.88%	1.44%
Net expenses (d)	0.12%††	0.12%	0.11	%(e)	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.38%††	0.42%	0.54%		0.54%	0.52%	0.58%
Portfolio turnover rate	19%	48%	38%		42%	51%	63%
Net assets at end of period (in 000’s)	$98,243	$89,698	$77,341		$69,179	$58,948	$45,630

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.27%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.12%.

	Six months ended April 30,	Year ended October 31,				August 21, 2014** through October 31,
Class R1	2018*	2017	2016		2015	2014
Net asset value at beginning of period	$12.43	$10.63	$11.09		$11.23	$11.24

Net investment income (loss) (a)	0.02	0.16	0.14		0.12	0.00	‡
Net realized and unrealized gain (loss) on investments	0.31	2.13	(0.12)		0.15	(0.01)

Total from investment operations	0.33	2.29	0.02		0.27	(0.01)

Less dividends and distributions:
From net investment income	(0.22)	(0.13)	(0.16)		(0.14)	—
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	—

Total dividends and distributions	(0.66)	(0.49)	(0.48)		(0.41)	—

Net asset value at end of period	$12.10	$12.43	$10.63		$11.09	$11.23

Total investment return (b)	2.62%	22.39%	0.27%		2.44%	(0.09	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%††	1.36%	1.31	%(d)	1.09%	0.20	% ††
Net expenses (e)	0.22%††	0.22%	0.21	%(f)	0.22%	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.47%††	0.53%	0.64%		0.64%	0.68	% ††
Portfolio turnover rate	19%	48%	38%		42%	51%
Net assets at end of period (in 000’s)	$4,986	$32	$27		$4,129	$3,130

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.29%.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Without the custody fee reimbursement, net expenses would have been 0.22%.

78	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,	Year ended October 31,
Class R2	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.29	$10.54	$11.01		$11.17	$10.73	$8.78

Net investment income (loss) (a)	0.20	0.14	0.10		0.12	0.06	0.12
Net realized and unrealized gain (loss) on investments	0.12	2.10	(0.10)		0.12	0.85	2.03

Total from investment operations	0.32	2.24	(0.00)		0.24	0.91	2.15

Less dividends and distributions:
From net investment income	(0.18)	(0.13)	(0.15)		(0.13)	(0.12)	(0.13)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.62)	(0.49)	(0.47)		(0.40)	(0.47)	(0.20)

Net asset value at end of period	$11.99	$12.29	$10.54		$11.01	$11.17	$10.73

Total investment return (b)	2.60%	22.18%	(0.00	%)‡	2.16%	8.71%	24.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.48%††	1.20%	0.93	% (c)	1.10%	0.53%	1.22%
Net expenses (d)	0.47%††	0.47%	0.46	% (e)	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.74%††	0.77%	0.89%		0.89%	0.87%	0.93%
Portfolio turnover rate	19%	48%	38%		42%	51%	63%
Net assets at end of period (in 000’s)	$390	$5,163	$4,464		$3,754	$6,157	$4,865

*	Unaudited.
††	Annualized.
‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.91%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.47%.

	Six months ended April 30,	Year ended October 31,
Class R3	2018*	2017	2016		2015	2014	2013
Net asset value at beginning of period	$12.34	$10.59	$11.05		$11.20	$10.68	$8.73

Net investment income (loss) (a)	0.06	0.08	0.07		0.08	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	0.22	2.14	(0.10)		0.14	0.89	2.00

Total from investment operations	0.28	2.22	(0.03)		0.22	0.87	2.13

Less dividends and distributions:
From net investment income	(0.15)	(0.11)	(0.11)		(0.10)	—	(0.11)
From net realized gain on investments	(0.44)	(0.36)	(0.32)		(0.27)	(0.35)	(0.07)

Total dividends and distributions	(0.59)	(0.47)	(0.43)		(0.37)	(0.35)	(0.18)

Net asset value at end of period	$12.03	$12.34	$10.59		$11.05	$11.20	$10.68

Total investment return (b)	2.29%	21.80%	(0.25%)		2.00%	8.30%	24.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.67%	0.64	%(c)	0.72%	(0.21%)	1.42%
Net expenses (d)	0.72%††	0.72%	0.71	%(e)	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.97%††	1.02%	1.14%		1.14%	1.12%	1.17%
Portfolio turnover rate	19%	48%	38%		42%	51%	63%
Net assets at end of period (in 000’s)	$286	$268	$146		$110	$108	$3

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Without the custody fee reimbursement, net expenses would have been 0.72%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	79

MainStay Retirement 2060 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period Ended April 30, 2018

Class	Sales Charge		Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	–2.96 2.69%	6.59 12.80%	13.80 16.81%	1.09 1.09%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/29/2016	–3.03 2.62	6.45 12.65	13.66 16.67	1.19 1.19
Class I Shares	No Sales Charge		2/29/2016	2.88	13.07	17.10	0.84
Class R1 Shares	No Sales Charge		2/29/2016	2.83	13.03	17.00	0.94
Class R2 Shares	No Sales Charge		2/29/2016	2.46	12.46	16.61	1.19
Class R3 Shares	No Sales Charge		2/29/2016	2.61	12.39	16.41	1.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

80	MainStay Retirement 2060 Fund

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[3]	3.82%	13.27%	18.02%
MSCI EAFE® Index[4]	3.41	14.51	16.68
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–1.87	–0.32	0.84
Retirement 2060 Composite Index[6]	3.37	12.70	16.66
Morningstar Target Date 2060+ Category Average[7]	2.96	12.34	16.43

3.	The S&P 500® Index is the Fund’s primary broad-based securities market index. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Fund has selected the Retirement 2060 Composite Index as an additional benchmark. The Retirement 2060 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Morningstar Target Date 2060+ Category Average is representative of portfolios that provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the year 2060 and beyond) for retirement. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Management adjusts the allocation among asset classes to more-conservative mixes as the target date approaches, following a preset glide path. A target-date portfolio is part of a series of funds offering multiple retirement dates to investors. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

81

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2060 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2017, to April 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2017, to April 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/17	Ending Account Value (Based on Actual Returns and Expenses) 4/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,026.90	$1.86	$1,024.80	$1.86	0.37%

Investor Class Shares	$1,000.00	$1,026.20	$2.36	$1,022.50	$2.36	0.47%

Class I Shares	$1,000.00	$1,028.80	$0.60	$1,024.20	$0.60	0.12%

Class R1 Shares	$1,000.00	$1,028.30	$1.11	$1,023.70	$1.10	0.22%

Class R2 Shares	$1,000.00	$1,024.60	$2.36	$1,022.50	$2.36	0.47%

Class R3 Shares	$1,000.00	$1,026.10	$3.62	$1,021.20	$3.61	0.72%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

82	MainStay Retirement 2060 Fund

Investment Objectives of Underlying Funds as of April 30, 2018 (Unaudited)

See Portfolio of Investments beginning on page 87 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

83

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.

How did MainStay Retirement 2060 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2018?

Excluding all sales charges, MainStay Retirement 2060 Fund returned 2.69% for Class A shares and 2.62% for Investor Class shares for the six months ended April 30, 2018. Over the same period, Class I shares returned 2.88%, Class R1 shares returned 2.83%, Class R2 shares returned 2.46% and Class R3 shares returned 2.61%. For the six months ended April 30, 2018, all share classes underperformed the 3.82% return of the S&P 500® Index,1 which is the Fund’s primary benchmark, and the 3.41% return of the MSCI EAFE® Index,1 which is the secondary benchmark of the Fund. For the six months ended April 30, 2018, all share classes outperformed the –1.87% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is an additional benchmark of the Fund, and underperformed the 3.37% return of the Retirement 2060 Composite Index,1 which is an additional benchmark of the Fund. Over the same period, all share classes underperformed the 2.96% return of the Morningstar Target Date 2060+ Category Average.2 See page 80 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (“affiliated Underlying Funds”), and, if an affiliated Underlying Fund in a particular asset class (or sub-asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“unaffiliated Underlying Funds”) (and collectively with the affiliated Underlying Funds, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences between the Fund and the benchmark—particularly the Fund’s exposure to fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance because fixed-income securities in the aggregate generally underperformed U.S. large-cap stocks during the reporting period.

The Retirement 2060 Composite Index reflects a broader mix of asset classes than the S&P 500® Index. When the Fund is compared to the Retirement 2060 Composite Index, one influential factor affecting relative performance is often the net performance of the Underlying Funds relative to their respective benchmarks. Some Underlying Funds detracted from the Fund’s relative performance by this measure, with MainStay MacKay International Opportunities Fund and MainStay Epoch U.S. All Cap Fund being examples of Underlying Funds that faced performance difficulties during the reporting period. The Fund continued to hold these Underlying Funds at the end of the reporting period.

The Fund’s asset class allocation had little net impact on Fund returns during the reporting period. A small but persistent overweight position in equities was helpful, but an increase in the size of that overweight position in early February 2018 proved somewhat premature and effectively negated the benefit of the position. Similarly, excess returns earned from a modestly overweight position in emerging markets were offset by soft performance within the small-cap value segment of the U.S. market, which was emphasized by the Fund. Holding cash and Underlying Funds that invested in convertible bonds in the fixed-income portion of the Fund provided marginal benefits, while a slight reduction in exposure to Underlying Funds that invested in bank loans and non-U.S. government bonds introduced a slight drag on the Fund’s performance. All told, the Fund’s asset class allocation was slightly positive but not materially above zero.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include market segments that we view to be attractively valued and positioned to benefit from the current economic environment.

The Fund began the reporting period with a modestly overweight position in equities. Economic and corporate fundamentals appeared sound, but political risks loomed large and valuations were a bit rich, which tempered our enthusiasm. The passage of tax reform legislation removed some concerns from Washington, D.C., and a sharp drop in stock prices in early February eliminated our concerns about valuations. Following these

1.	See footnote on page 81 for more information on this index.
2.	See footnote on page 81 for more information on the Morningstar Target Date 2060+ Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

84	MainStay Retirement 2060 Fund

developments, the Fund became an aggressive buyer of Underlying Funds that invest in global equities, and we have held onto these positions. In the second half of the reporting period, we saw considerable volatility with little net change in market value. Several factors helped to restrain the bull market, including tightening U.S. monetary policy, significant public and nonfinancial corporate leverage, debate over the need for more scrupulous technology regulation, and fear of a looming trade war with China. Other forces, however, supported a further rise in stock prices. Among these were fiscal benefits from tax cuts, expanded federal budgetary spending, healthy household finances (rising incomes and low debt-service costs), synchronized global economic growth, and rising corporate profits. That tug-of-war continued through the end of April 2018, but we anticipate that the bull market scenario may ultimately prevail because rapidly rising corporate profits could propel stock prices higher.

Within equities, a number of the Fund’s biases were evident. The most significant was an enduring preference for stocks of non-U.S. issuers over those of U.S. issuers. In our opinion, the U.S. market remained expensive relative to the rest of the world. We also saw U.S. economic expansion as being significantly more advanced than expansion in most other countries, limiting the potential for growth. In our opinion, underutilized capacity and resources are more readily available outside the United States, and structural reforms in some countries point to an acceleration in the rate of economic expansion. Our bias toward non-U.S. entities, particularly those in the developing world, contributed positively to the Fund’s performance. (Contributions take weightings and total returns into account.)

We have also allocated assets disproportionately across the capitalization spectrum and by industry. The preference for small companies over larger multinational companies persisted as we believed that small-cap companies were likely to benefit disproportionately from tax reform and industry deregulation while possibly being shielded to a degree from potential trade frictions. This size bias had little impact on the Fund’s performance during the six months ended April 30, 2018. There was also a shift during the reporting period from favoring growth stocks toward favoring value stocks. This shift was driven primarily by concerns about the hypercompetitive information technology sector, which we believed could face litigation and additional regulation, and by perceived opportunities in the energy and financials sectors. Through the end of the reporting period, however, the Fund’s bias toward value stocks detracted modestly from performance.

In the fixed-income portion of the Fund, we extended duration a little bit as bond yields rose, and we modestly reduced the

Fund’s exposure to credit because of concerns about a poor tradeoff between risk and return. In our opinion, credit spreads4 looked too tight in light of the degree of leverage in the market and the rate-hike trajectory on which the Federal Reserve had embarked. Management of both duration and credit contributed positively to the Fund’s performance during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

A new position was established in a recently launched vehicle during the reporting period. IQ Chaikin U.S. Large Cap ETF follows a multifactor process that carries a bit of a value bias. The Fund is now using this ETF as a source of liquidity in the equity portion of the Fund, replacing MainStay MacKay S&P 500 Index Fund in that role.

The Fund enlarged its position in IQ 50 Percent Hedged FTSE International ETF as Fund assets were shifted into equities during the market pullback in early February 2018, drawing from both cash and redemptions of Underlying Fixed-Income Funds. The Fund also increased its allocation to IQ Chaikin U.S. Small Cap ETF.

The Fund eliminated its position in MainStay Epoch International Small Cap Fund when that Underlying Fund was liquidated in February 2018. This former holding was replaced with a position in iShares MSCI EAFE Small-Cap ETF.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Among Underlying Equity Funds that were held for the full reporting period, the highest return came from MainStay Large Cap Growth Fund as major technology companies drove the stock market higher. VanEck Vectors Africa Index ETF had the second-highest return during the reporting period. At the other end of the spectrum, iShares MSCI Philippines ETF and iShares MSCI Poland ETF saw the largest declines.

Which Underlying Equity Funds were the strongest contributors to the Fund’s performance, and which Underlying Equity Funds were particularly weak?

Among the Underlying Equity Funds that made the strongest contributions to the Fund’s performance were MainStay Large Cap Growth Fund and MainStay MacKay Common Stock Fund. Among the most significant detractors from the Fund’s performance were IQ Chaikin U.S. Small Cap ETF and iShares MSCI Philippines ETF.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

85

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

A number of factors contributed to upward pressure on bond yields during the reporting period, with monetary policy topping the list. The Federal Reserve has gradually withdrawn its ultra-easy policy accommodation by allowing its balance sheet to shrink at an accelerating pace and by steadily increasing the federal funds target range. Increased deficit spending by the government and a further tightening of labor markets also contributed to rising bond yields. Meanwhile, solid economic fundamentals and healthy corporate earnings allowed credit spreads to remain quite narrow.

Which fixed-income market segments were strong performers, and which segments were particularly weak?

Convertible bonds were the strongest performers during the reporting period. Bank loans, at least partly shielded from rising short-term rates, also performed well. In contrast, long-duration high-quality bonds on the whole generated negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance, and which Underlying Fixed-Income Funds were particularly weak?

MainStay MacKay Convertible Fund made the most substantial contribution to the performance of the fixed-income portion of the Fund, followed by VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. Detracting from the performance of the fixed-income portion of the Fund were MainStay MacKay Total Return Bond Fund and IQ Enhanced Core Plus Bond U.S. ETF.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

86	MainStay Retirement 2060 Fund

Portfolio of Investments April 30, 2018 (Unaudited)

	Shares	Value
Affiliated Investment Companies 82.7%†
Equity Funds 82.7%
IQ 50 Percent Hedged FTSE Europe ETF	7,137	$144,381
IQ 50 Percent Hedged FTSE International ETF	22,802	492,979
IQ Chaikin U.S. Large Cap ETF	21,565	546,241
IQ Chaikin U.S. Small Cap ETF	21,376	580,786
IQ Global Resources ETF (a)	6,727	186,271
MainStay Epoch International Choice Fund Class I	27,167	978,271
MainStay Epoch U.S. All Cap Fund Class R6 (a)	36,072	999,545
MainStay Epoch U.S. Equity Yield Fund Class R6	39,969	625,117
MainStay Large Cap Growth Fund Class R6	121,856	1,278,271
MainStay MacKay Common Stock Fund Class I	31,986	817,237
MainStay MacKay Growth Fund Class I	6,444	230,689
MainStay MacKay International Equity Fund Class I	15,015	258,556
MainStay MacKay S&P 500 Index Fund Class I	6,512	315,117
MainStay MAP Equity Fund Class I	14,165	585,280

Total Equity Funds (Cost $7,138,973)		8,038,741

Fixed Income Funds 0.0%‡
IQ Enhanced Core Plus Bond U.S. ETF	58	1,108
MainStay MacKay Convertible Fund Class I	45	776
MainStay MacKay Short Duration High Yield Fund Class I	153	1,507
MainStay MacKay Total Return Bond Fund Class R6	50	514

Total Fixed Income Funds (Cost $3,953)		3,905

Total Affiliated Investment Companies (Cost $7,142,926)		8,042,646

Unaffiliated Investment Companies 16.0%
Equity Funds 15.9%
iShares MSCI All Country Asia ex-Japan ETF	4,447	339,084
iShares MSCI EAFE Small-Cap ETF	6,945	455,731
iShares MSCI Frontier 100 ETF	1,337	44,562
iShares MSCI India ETF	1,389	48,546
iShares MSCI Philippines ETF (b)	1,287	43,513
iShares MSCI Poland ETF	723	17,952
iShares Russell 2000 ETF	2,339	358,616
SPDR S&P Emerging Markets Small Cap ETF	3,519	179,891
VanEck Vectors Africa Index ETF	921	23,200
VanEck Vectors India Small-Cap Index ETF	595	35,165

Total Equity Funds (Cost $1,298,008)		1,546,260

	Shares	Value
Fixed Income Funds 0.1%
iShares TIPS Bond ETF	34	$3,829
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	15	281
Vanguard Short-Term Inflation-Protected Securities ETF	77	3,764

Total Fixed Income Funds (Cost $8,017)		7,874

Total Unaffiliated Investment Companies (Cost $1,306,025)		1,554,134

Total Investments (Cost $8,448,951)	98.7%	9,596,780
Other Assets, Less Liabilities	1.3	125,861
Net Assets	100.0%	$9,722,641

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing Underlying Fund.

(b)	All or a portion of this security was held on loan. As of April 30, 2018, the market value of securities loaned was $43,074 and the Fund received non-cash collateral in the amount of $44,272. (See Note 2(H))

The following abbreviations are used in the above:

EM—Emerging Markets

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	87

Portfolio of Investments April 30, 2018 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2018, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$8,038,741	$—	$—	$8,038,741
Fixed Income Funds	3,905	—	—	3,905

Total Affiliated Investment Companies	8,042,646	—	—	8,042,646

Unaffiliated Investment Companies
Equity Funds	1,546,260	—	—	1,546,260
Fixed Income Funds	7,874	—	—	7,874

Total Unaffiliated Investment Companies	1,554,134	—	—	1,554,134

Total Investments in Securities	$9,596,780	$—	$—	$9,596,780

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2018, the Fund did not have any transfers among levels. (See Note 2)

As of April 30, 2018, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

88	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2018 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $7,142,926)	$8,042,646
Investment in unaffiliated investment companies, at value (identified cost $1,306,025) including securities on loan of $43,074	1,554,134
Cash	63,996
Receivables:
Fund shares sold	16,747
Manager (See Note 3)	9,942
Investment securities sold	500
Securities lending income	97
Dividends and interest	6
Other assets	61,833

Total assets	9,749,901

Liabilities
Payables:
Professional fees	22,339
Fund shares redeemed	1,524
Custodian	950
Shareholder communication	663
Transfer agent (See Note 3)	541
NYLIFE Distributors (See Note 3)	170
Trustees	10
Investment securities purchased	6
Accrued expenses	1,057

Total liabilities	27,260

Net assets	$9,722,641

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$745
Additional paid-in capital	8,048,254

8,048,999
Distributions in excess of net investment income	(46,470)
Accumulated net realized gain (loss) on investments	572,283
Net unrealized appreciation (depreciation) on investments	1,147,829

Net assets	$9,722,641

Class A
Net assets applicable to outstanding shares	$244,995

Shares of beneficial interest outstanding	18,729

Net asset value per share outstanding	$13.08
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.84

Investor Class
Net assets applicable to outstanding shares	$375,405

Shares of beneficial interest outstanding	28,769

Net asset value per share outstanding	$13.05
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price per share outstanding	$13.81

Class I
Net assets applicable to outstanding shares	$7,945,818

Shares of beneficial interest outstanding	608,903

Net asset value and offering price per share outstanding	$13.05

Class R1
Net assets applicable to outstanding shares	$1,019,737

Shares of beneficial interest outstanding	78,115

Net asset value and offering price per share outstanding	$13.05

Class R2
Net assets applicable to outstanding shares	$34,872

Shares of beneficial interest outstanding	2,673

Net asset value and offering price per share outstanding	$13.05

Class R3
Net assets applicable to outstanding shares	$101,814

Shares of beneficial interest outstanding	7,816

Net asset value and offering price per share outstanding	$13.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	89

Statement of Operations for the six months ended April 30, 2018 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$57,922
Dividend distributions from unaffiliated investment companies	13,502
Securities lending income	447
Interest	299
Other income	28

Total income	72,198

Expenses
Registration	40,001
Professional fees	16,253
Manager (See Note 3)	4,550
Transfer agent (See Note 3)	4,334
Custodian	1,948
Distribution/Service—Class A (See Note 3)	218
Distribution/Service—Investor Class (See Note 3)	323
Distribution/Service—Class R2 (See Note 3)	353
Distribution/Service—Class R3 (See Note 3)	252
Shareholder service (See Note 3)	544
Shareholder communication	483
Trustees	96
Miscellaneous	3,016

Total expenses before waiver/reimbursement	72,371
Expense waiver/reimbursement from Manager (See Note 3)	(64,877)

Net expenses	7,494

Net investment income (loss)	64,704

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Unaffiliated investment company transactions	96,783
Affiliated investment company transactions	21,046
Realized capital gain distributions from affiliated investment companies	460,379

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	578,208

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(80,707)
Affiliated investments	(337,312)

Net change in unrealized appreciation (depreciation) on investments	(418,019)

Net realized and unrealized gain (loss) on investments	160,189

Net increase (decrease) in net assets resulting from operations	$224,893

90	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2018 (Unaudited) and the year ended October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$64,704	$84,536
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	578,208	279,538
Net change in unrealized appreciation (depreciation) on investments	(418,019)	1,130,205

Net increase (decrease) in net assets resulting from operations	224,893	1,494,279

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,390)	(598)
Investor Class	(2,202)	(1,230)
Class I	(126,170)	(79,531)
Class R1	(14,687)	(386)
Class R2	(348)	(347)
Class R3	(845)	(695)

	(145,642)	(82,787)

From net realized gain on investments:
Class A	(3,924)	(610)
Investor Class	(6,095)	(1,219)
Class I	(224,511)	(73,344)
Class R1	(28,141)	(376)
Class R2	(1,060)	(376)
Class R3	(3,059)	(795)

	(266,790)	(76,720)

Total dividends and distributions to shareholders	(412,432)	(159,507)

Capital share transactions:
Net proceeds from sale of shares	2,038,560	1,514,497
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	412,432	159,507
Cost of shares redeemed	(1,052,196)	(115,275)

Increase (decrease) in net assets derived from capital share transactions	1,398,796	1,558,729

Net increase (decrease) in net assets	1,211,257	2,893,501

Net Assets
Beginning of period	8,511,384	5,617,883

End of period	$9,722,641	$8,511,384

Undistributed (distributions in excess of) net investment income at end of period	$(46,470)	$34,468

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	91

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.28	$11.04	$10.00

Net investment income (loss) (a)	0.06	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.30	2.45	1.03

Total from investment operations	0.36	2.54	1.04

Less dividends and distributions:
From net investment income	(0.15)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.56)	(0.30)	—

Net asset value at end of period	$13.08	$13.28	$11.04

Total investment return (b)	2.69%	23.63%	10.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	0.72%	0.14	%††
Net expenses (d)	0.37%††	0.37%	0.37	%††
Expenses (before waiver/reimbursement) (d)	1.78%††	2.00%	3.19	%††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$245	$109	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Investor Class	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.25	$11.03	$10.00

Net investment income (loss) (a)	0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments	0.28	2.45	1.02

Total from investment operations	0.35	2.52	1.03

Less dividends and distributions:
From net investment income	(0.14)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.55)	(0.30)	—

Net asset value at end of period	$13.05	$13.25	$11.03

Total investment return (b)	2.62%	23.40%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00%††	0.60%	0.07	%††
Net expenses (c)	0.47%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	1.92%††	2.18%	3.55	%††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$375	$221	$88

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

92	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.31	$11.05	$10.00

Net investment income (loss) (a)	0.10	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.28	2.41	1.02

Total from investment operations	0.38	2.57	1.05

Less dividends and distributions:
From net investment income	(0.23)	(0.16)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.64)	(0.31)	—

Net asset value at end of period	$13.05	$13.31	$11.05

Total investment return (b)	2.88%	23.85%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.32%	0.39	%††
Net expenses (c)	0.12%††	0.12%	0.12	%††
Expenses (before waiver/reimbursement) (c)	1.56%††	1.94%	2.94	%††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$7,946	$7,186	$5,389

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.30	$11.05	$10.00

Net investment income (loss) (a)	0.02	0.15	0.02
Net realized and unrealized gain (loss) on investments	0.36	2.40	1.03

Total from investment operations	0.38	2.55	1.05

Less dividends and distributions:
From net investment income	(0.22)	(0.15)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.63)	(0.30)	—

Net asset value at end of period	$13.05	$13.30	$11.05

Total investment return (b)	2.83%	23.66%	10.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27%††	1.24%	0.27	%††
Net expenses (c)	0.22%††	0.22%	0.22	%††
Expenses (before waiver/reimbursement) (c)	1.57%††	2.05%	3.04	%††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$1,020	$34	$28

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	93

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.27	$11.03	$10.00

Net investment income (loss) (a)	0.24	0.01	0.00	‡
Net realized and unrealized gain (loss) on investments	0.09	2.52	1.03

Total from investment operations	0.33	2.53	1.03

Less dividends and distributions:
From net investment income	(0.14)	(0.14)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.55)	(0.29)	—

Net asset value at end of period	$13.05	$13.27	$11.03

Total investment return (b)	2.46%	23.44%	10.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.85%††	0.11%	0.04	%††
Net expenses (c)	0.47%††	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (c)	2.10%††	2.05%	3.29	%††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$35	$864	$28

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R3	Six months ended April 30, 2018*	Year ended October 31, 2017	February 29, 2016** through October 31, 2016
Net asset value at beginning of period	$13.21	$11.01	$10.00

Net investment income (loss) (a)	0.06	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	0.28	2.40	1.03

Total from investment operations	0.34	2.48	1.01

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	—
From net realized gain on investments	(0.41)	(0.15)	—

Total dividends and distributions	(0.52)	(0.28)	—

Net asset value at end of period	$13.03	$13.21	$11.01

Total investment return (b)	2.61%	23.03%	10.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%††	0.65%	(0.23	%)††
Net expenses (c)	0.72%††	0.72%	0.72	% ††
Expenses (before reimbursement/waiver) (c)	2.15%††	2.50%	3.72	% ††
Portfolio turnover rate	15%	28%	26%
Net assets at end of period (in 000’s)	$102	$98	$58

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

94	MainStay Retirement 2060 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund and MainStay Retirement 2060 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Retirement Funds each currently has seven classes of shares registered for sale. Class A and Class I shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on June 29, 2007. Class R1 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares of each Retirement Fund, except MainStay Retirement 2060 Fund, were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares of each Retirement Fund, except MainStay Retirement 2060 Fund, commenced operations on February 28, 2008. The MainStay Retirement 2060 Fund’s inception date was February 29, 2016 for all share classes, except Class R6 shares. Class R6 shares of the Retirement Funds were registered for sale effective as of February 28, 2017. As of April 30, 2018, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Retirement Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Retirement Fund may be converted to one or more other share classes of the Retirement Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class R3 shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The year in each Retirement Fund’s name refers to the approximate year an investor in the Retirement Fund had planned to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2060 Fund is designed for an investor who is seeking to retire between the years 2056 and 2065, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (“Affiliated Underlying Funds”), and, if a New York Life Investments managed mutual fund in a particular asset class (or sub asset class) is not available, mutual funds or ETFs managed by an advisor not affiliated with New York Life Investments (“Unaffiliated Underlying Funds”) (and collectively with the Affiliated Underlying Funds, “Underlying Funds”).

95

Notes to Financial Statements (Unaudited) (continued)

Note 2–Significant Accounting Policies

The Retirement Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Retirement Funds’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April 30, 2018, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in mutual funds are valued at their respective NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Affiliated Underlying Fund’s manager in consultation with the Affiliated Underlying Fund’s subadvisor(s), if any.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

96	MainStay Target Date Funds

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Retirement Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by each Retirement Fund from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated pro rata to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown in each Retirement Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Retirement Funds may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Retirement Fund to the counterparty secured by the securities transferred to the respective Retirement Fund.

Repurchase agreements are subject to counterparty risk, meaning a Retirement Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Retirement Funds mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Retirement Funds’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Securities Lending.  In order to realize additional income, the Retirement Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Retirement Funds do engage in securities lending, the Retirement Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Retirement Funds’

97

Notes to Financial Statements (Unaudited) (continued)

collateral in accordance with the lending agreement between the Retirement Funds and State Street, and indemnify the Retirement Funds against counterparty risk. The loans will be collateralized by U.S. Treasury securities at least equal at all times to the market value of the securities loaned. The Retirement Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Retirement Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Retirement Funds bears the risk of any loss on investment of the collateral. The Retirement Funds will receive compensation for lending their securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Retirement Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2018, the Retirement Funds had securities on loan with a value and received non-cash collateral as follows:

	Value of Securities on Loan	Non-cash Collateral
MainStay Retirement 2010 Fund	$92,369	$94,937
MainStay Retirement 2020 Fund	370,456	380,756
MainStay Retirement 2030 Fund	866,618	890,712
MainStay Retirement 2040 Fund	833,247	856,414
MainStay Retirement 2050 Fund	501,571	515,516
MainStay Retirement 2060 Fund	43,074	44,272

Income earned from securities lending activity is reflected in the Statement of Operations.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of each Retirement Fund do not exceed the following percentages of average daily net assets for each class: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the six-month period ended April 30, 2018, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$18,723
MainStay Retirement 2020 Fund	62,330
MainStay Retirement 2030 Fund	128,352
MainStay Retirement 2040 Fund	109,175
MainStay Retirement 2050 Fund	59,615
MainStay Retirement 2060 Fund	4,550

During the six-month period ended April 30, 2018, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$94,898
MainStay Retirement 2020 Fund	90,040
MainStay Retirement 2030 Fund	138,691
MainStay Retirement 2040 Fund	136,859
MainStay Retirement 2050 Fund	159,651
MainStay Retirement 2060 Fund	64,877

98	MainStay Target Date Funds

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Retirement Funds and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Retirement Funds. The Retirement Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Retirement Funds.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the six-month period ended April 30, 2018, shareholder service fees incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class R1	$760
Class R2	470
Class R3	35

MainStay Retirement 2020 Fund
Class R1	$783
Class R2	651
Class R3	33

MainStay Retirement 2030 Fund
Class R1	$1,512
Class R2	1,253
Class R3	208

MainStay Retirement 2040 Fund
Class R1	$2,046
Class R2	1,242
Class R3	92

MainStay Retirement 2050 Fund
Class R1	$1,766
Class R2	876
Class R3	139

MainStay Retirement 2060 Fund
Class R1	$352
Class R2	142
Class R3	50

(C)  Sales Charges.  During the six-month period ended April 30, 2018, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$765
Investor Class	674

MainStay Retirement 2020 Fund
Class A	$6,044
Investor Class	4,713

MainStay Retirement 2030 Fund
Class A	$12,509
Investor Class	13,183

MainStay Retirement 2040 Fund
Class A	$12,176
Investor Class	17,281

MainStay Retirement 2050 Fund
Class A	$5,417
Investor Class	16,192

99

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2060 Fund
Class A	$303
Investor Class	1,779

During the six-month period ended April 30, 2018, the Retirement Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares were as follows:

MainStay Retirement 2040 Fund
Class A	$320

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), formerly known as Boston Financial Data Services, Inc., pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the six-month period ended April 30, 2018, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$5,155
Investor Class	2,699
Class I	27,299
Class R1	1,419
Class R2	912
Class R3	66

MainStay Retirement 2020 Fund
Class A	$5,325
Investor Class	7,138
Class I	22,541
Class R1	362
Class R2	313
Class R3	16

MainStay Retirement 2030 Fund
Class A	$8,106
Investor Class	16,296
Class I	51,827
Class R1	731
Class R2	632
Class R3	103

MainStay Retirement 2040 Fund
Class A	$7,819
Investor Class	22,026
Class I	57,485
Class R1	1,294
Class R2	830
Class R3	60

MainStay Retirement 2050 Fund
Class A	$7,929
Investor Class	22,281
Class I	74,246
Class R1	2,707
Class R2	1,423
Class R3	217

MainStay Retirement 2060 Fund
Class A	$76
Investor Class	273
Class I	3,486
Class R1	252
Class R2	200
Class R3	47

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

100	MainStay Target Date Funds

(F)  Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay Retirement 2010 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales		Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation		Value, End of Period	Dividend Income		Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$569	$14	$(101)		$4		$(1)		$485	$4		$—	24
IQ 50 Percent Hedged FTSE International ETF	1,017	1,240	(341)		(6)		19		1,929	15		—	89
IQ Chaikin U.S. Large Cap ETF	—	2,295	(145)		(5)		(17)		2,128	6		—	84
IQ Chaikin U.S. Small Cap ETF	1,155	712	(184)		(4)		(35)		1,644	4		—	60
IQ Enhanced Core Bond U.S. ETF	1,796	494	(646)		(36)		(59)		1,549	21		—	83
IQ Enhanced Core Plus Bond U.S. ETF	3	—	(0	)(a)	(0	)(a)	(0	)(a)	3)	0	(a)	—	0	(b)
IQ Global Resources ETF	195	38	(14)		1		2		222 (a)	—		—	8
IQ S&P High Yield Low Volatility Bond ETF	543	19	(63)		(2)		(22)		475	10		—	20
MainStay Epoch International Choice Fund Class I	49	1	(47)		17		(16)		4	1		—	0	(b)
MainStay Epoch International Small Cap Fund Class I	579	173	(655)		35		(132)		—	14		94	—
MainStay Epoch U.S. All Cap Fund Class I	1,292	141	(1,354)		364		(443)		—	2		137	—
MainStay Epoch U.S. All Cap Fund Class R6	—	1,021	(126)		(295)		258		858	—		—	31
MainStay Epoch U.S. Equity Yield Fund Class I	751	34	(769)		111		(127)		—	4		25	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	637	(33)		(92)		79		591	4		—	38
MainStay Floating Rate Fund Class I	634	10	(420)		5		(5)		224	6		—	24
MainStay Indexed Bond Fund Class I	6,420	831	(777)		(40)		(208)		6,226	84		21	606
MainStay Large Cap Growth Fund Class I	1,053	254	(1,273)		394		(428)		—	1		143	—
MainStay Large Cap Growth Fund Class R6	—	1,189	(96)		(390)		386		1,089	—		—	104
MainStay MAP Equity Fund Class I	957	93	(597)		184		(233)		404	6		81	10
MainStay MacKay Common Stock Fund Class I (c)	1,182	19	(638)		312		(265)		610	10		—	24
MainStay MacKay Convertible Fund Class I (d)	676	56	(76)		3		(20)		639	7		38	37
MainStay MacKay Growth Fund Class I (e)	1,096	77	(203)		23		7		1,000	3		39	28
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	864	18	(869)		70		(83)		—	17		—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	827	(137)		(68)		62		684	7		—	122
MainStay MacKay S&P 500 Index Fund Class I (g)	861	120	(496)		155		(223)		417	14		100	9
MainStay MacKay Short Duration High Yield Fund Class I (h)	857	37	(62)		(1)		(10)		821	18		—	83
MainStay MacKay Total Return Bond Fund Class I (i)	9,316	559	(9,626)		(161)		(88)		(500)	80		—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	9,103	(286)		148		(216)		8,749	40		—	851

	$31,865	$19,512	$(20,034)		$726		$(1,818)		$30,251	$378		$678

101

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2020 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$1,839	$51	$(5)	$(0	)(a)	$2	$1,887	$15	$—	93
IQ 50 Percent Hedged FTSE International ETF	3,252	4,946	(948)	(45)		72	7,277	52	—	337
IQ Chaikin U.S. Large Cap ETF	—	8,209	(432)	(17)		(103)	7,657	23	—	302
IQ Chaikin U.S. Small Cap ETF	5,303	2,173	(349)	(6)		(169)	6,952	18	—	256
IQ Enhanced Core Bond U.S. ETF	5,176	1,329	(1,365)	(74)		(216)	4,850	65	—	261
IQ Enhanced Core Plus Bond U.S. ETF	866	6	(556)	(17)		(18)	281	10	—	15
IQ Global Resources ETF	1,024	46	(6)	0	(a)	17	1,081	—	—	39
IQ S&P High Yield Low Volatility Bond ETF	804	35	(192)	(7)		(28)	612	16	—	25
MainStay Epoch International Choice Fund Class I	4,615	571	(92)	2		(28)	5,068	62	—	141
MainStay Epoch International Small Cap Fund Class I	2,991	792	(3,269)	488		(1,002)	—	68	492	—
MainStay Epoch U.S. All Cap Fund Class I	7,373	882	(7,756)	1,892		(2,391)	—	11	853	—
MainStay Epoch U.S. All Cap Fund Class R6	—	6,319	(435)	(1,689)		1,453	5,648	—	—	204
MainStay Epoch U.S. Equity Yield Fund Class I	4,526	209	(4,627)	545		(653)	—	26	153	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	4,137	(52)	(497)		409	3,997	24	—	256
MainStay Floating Rate Fund Class I	1,446	13	(1,288)	8		(10)	169	5	—	18
MainStay Indexed Bond Fund Class I	5,174	842	(830)	(42)		(159)	4,985	67	17	485
MainStay Large Cap Growth Fund Class I	3,662	2,797	(6,431)	1,649		(1,677)	—	2	510	—
MainStay Large Cap Growth Fund Class R6	—	6,346	(248)	(1,622)		1,600	6,076	—	—	579
MainStay MAP Equity Fund Class I	6,397	792	(2,937)	716		(1,144)	3,824	44	612	93
MainStay MacKay Common Stock Fund Class I (c)	7,634	219	(3,379)	1,333		(996)	4,811	77	—	188
MainStay MacKay Convertible Fund Class I (d)	2,180	183	(46)	(0	)(a)	(60)	2,257	22	123	131
MainStay MacKay Growth Fund Class I (e)	3,050	136	(237)	11		68	3,028	8	111	85
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	1,285	46	(1,310)	89		(110)	—	27	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	1,330	(475)	(91)		82	846	11	—	150
MainStay MacKay International Equity Fund Class I (j)	671	6	(52)	13		18	656	5	—	38
MainStay MacKay S&P 500 Index Fund Class I (g)	4,811	754	(1,136)	155		(615)	3,969	81	574	82
MainStay MacKay Short Duration High Yield Fund Class I (h)	2,766	174	(41)	(1)		(34)	2,864	61	—	291
MainStay MacKay Total Return Bond Fund Class I (i)	26,625	3,359	(29,240)	(515)		(229)	—	238	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	28,142	(1,175)	476		(683)	26,760	122	—	2,603

	$103,470	$74,844	$(68,909)	$2,754		$(6,604)	$105,555	$1,160	$3,445

102	MainStay Target Date Funds

MainStay Retirement 2030 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$3,543	$241	$—	$—		$6	$3,790	$29	$—	187
IQ 50 Percent Hedged FTSE International ETF	6,580	9,804	(92)	(4)		94	16,382	110	—	758
IQ Chaikin U.S. Large Cap ETF	—	16,532	—	—		(299)	16,233	47	—	641
IQ Chaikin U.S. Small Cap ETF	10,557	5,169	(59)	(2)		(383)	15,282	39	—	562
IQ Enhanced Core Plus Bond U.S. ETF	11,699	2,001	(3,589)	(158)		(399)	9,554	172	—	500
IQ Global Resources ETF	2,727	87	(49)	4		43	2,812	—	—	102
IQ S&P High Yield Low Volatility Bond ETF	1,704	111	(420)	(16)		(60)	1,319	34	—	54
MainStay Epoch International Choice Fund Class I	14,189	1,152	(167)	7		(92)	15,089	191	—	419
MainStay Epoch International Small Cap Fund Class I	7,522	1,995	(8,232)	894		(2,179)	—	170	1,234	—
MainStay Epoch U.S. All Cap Fund Class I	21,174	2,765	(22,495)	3,912		(5,356)	—	32	2,464	—
MainStay Epoch U.S. All Cap Fund Class R6	—	20,834	(2,145)	(3,810)		3,072	17,951	—	—	648
MainStay Epoch U.S. Equity Yield Fund Class I	13,199	724	(13,537)	897		(1,283)	—	76	450	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	13,722	(74)	(907)		610	13,351	80	—	854
MainStay Floating Rate Fund Class I	4,133	118	(2,632)	12		(16)	1,615	38	—	173
MainStay Large Cap Growth Fund Class I	9,207	6,229	(15,301)	3,341		(3,476)	—	5	1,310	—
MainStay Large Cap Growth Fund Class R6	—	16,362	(4)	(3,348)		3,272	16,282	—	—	1,552
MainStay MAP Equity Fund Class I	18,833	2,337	(7,424)	1,011		(2,268)	12,489	129	1,776	302
MainStay MacKay Common Stock Fund Class I (c)	21,847	609	(7,374)	2,072		(1,129)	16,025	233	—	627
MainStay MacKay Convertible Fund Class I (d)	4,354	362	(7)	(0	)(a)	(120)	4,589	45	248	266
MainStay MacKay Growth Fund Class I (e)	6,845	281	(122)	7		172	7,183	19	256	201
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	2,652	123	(2,733)	217		(259)	—	55	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	2,798	(1,111)	(221)		202	1,668	22	—	296
MainStay MacKay International Equity Fund Class I (j)	3,430	101	(26)	1		156	3,662	27	—	213
MainStay MacKay S&P 500 Index Fund Class I (g)	12,468	1,956	(334)	23		(1,274)	12,839	211	1,500	265
MainStay MacKay Short Duration High Yield Fund Class I (h)	5,558	832	(27)	(0	)(a)	(73)	6,290	128	—	639
MainStay MacKay Total Return Bond Fund Class I (i)	27,429	8,576	(35,134)	(513)		(358)	—	271	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	34,835	(1,520)	466		(722)	33,059	150	—	3,216

	$209,650	$150,656	$(124,608)	$3,885		$(12,119)	$227,464	$2,313	$9,238

103

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2040 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation	Value, End of Period		Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$3,016	$260	$—	$—		$3	$3,279		$25	$—	162
IQ 50 Percent Hedged FTSE International ETF	5,485	8,549	(388)	(21)		92	13,717		93	—	634
IQ Chaikin U.S. Large Cap ETF	—	16,733	(75)	(4)		(219)	16,435		48	—	649
IQ Chaikin U.S. Small Cap ETF	10,399	5,680	(282)	(7)		(365)	15,425		40	—	568
IQ Enhanced Core Plus Bond U.S. ETF	4,595	2,559	(3,076)	(130)		(125)	3,823		73	—	200
IQ Global Resources ETF	2,757	191	—	—		46	2,994		—	—	108
IQ S&P High Yield Low Volatility Bond ETF	391	30	(20)	(0	)(a)	(18)	383	(a)	8	—	16
MainStay Epoch International Choice Fund Class I	15,613	2,018	(124)	2		(115)	17,394		212	—	483
MainStay Epoch International Small Cap Fund Class I	7,445	2,006	(8,140)	706		(2,017)	—		171	1,250	—
MainStay Epoch U.S. All Cap Fund Class I	18,589	2,951	(20,278)	2,952		(4,214)	—		29	2,206	—
MainStay Epoch U.S. All Cap Fund Class R6	—	20,849	(751)	(2,946)		2,151	19,303		—	—	697
MainStay Epoch U.S. Equity Yield Fund Class I	12,738	947	(13,305)	436		(816)	—		74	434	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	13,646	(19)	(442)		147	13,332		79	—	852
MainStay Floating Rate Fund Class I	3,510	211	(2,213)	6		(10)	1,504		33	—	161
MainStay Large Cap Growth Fund Class I	13,531	4,931	(17,997)	3,302		(3,767)	—		8	1,901	—
MainStay Large Cap Growth Fund Class R6	—	19,068	(202)	3,296		3,213	22,193		—	—	1,791
MainStay MAP Equity Fund Class I	16,682	2,541	(6,627)	676		(1,772)	11,500		117	1,617	278
MainStay MacKay Common Stock Fund Class I (c)	18,964	1,109	(4,462)	1,000		(211)	16,400		216	—	642
MainStay MacKay Convertible Fund Class I (d)	3,627	485	(58)	(1)		(101)	3,952		38	211	229
MainStay MacKay Growth Fund Class I (e)	5,582	322	(76)	4		144	5,976		15	207	167
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	712	67	(767)	61		(73)	—		15	—	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	782	(14)	(62)		55	761		8	—	135
MainStay MacKay International Equity Fund Class I (j)	4,567	168	(7)	0	(a)	208	4,936		36	—	287
MainStay MacKay S&P 500 Index Fund Class I (g)	11,179	2,032	(147)	(2)		(1,129)	11,933		190	1,350	247
MainStay MacKay Short Duration High Yield Fund Class I (h)	4,668	886	(1,155)	(6)		(54)	4,339		106	—	441
MainStay MacKay Total Return Bond Fund Class I (i)	4,918	1,672	(6,430)	(58)		(102)	—		49	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	5,826	(201)	35)		(78)	5,582		25	—	543

	$168,968	$116,519	$(86,701)	$5,502		$(9,127)	$195,161		$1,708	$9,176

104	MainStay Target Date Funds

MainStay Retirement 2050 Fund

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Period	Dividend Income		Other Distributions		Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$1,659	$168	$(36)	$(2)	$3	$1,792	$14		$—		89
IQ 50 Percent Hedged FTSE International ETF	2,966	4,571	(612)	(34)	62	6,953	50		—		322
IQ Chaikin U.S. Large Cap ETF	—	9,294	(99)	(5)	(118)	9,072	26		—		358
IQ Chaikin U.S. Small Cap ETF	5,831	3,630	(827)	(24)	(183)	8,427	22		—		310
IQ Enhanced Core Plus Bond U.S. ETF	620	894	(1,231)	(33)	(3)	247	8		—		13
IQ Global Resources ETF	1,520	806	(53)	(2)	9	2,280	—		—		82
MainStay Epoch International Choice Fund Class I	9,351	1,650	(258)	(12)	(63)	10,668	128		—		296
MainStay Epoch International Small Cap Fund Class I	4,297	1,253	(4,778)	402	(1,174)	—	99		736		—
MainStay Epoch U.S. All Cap Fund Class I	10,066	1,786	(11,163)	1,845	(2,534)	—	16		1,197		—
MainStay Epoch U.S. All Cap Fund Class R6	—	11,442	(84)	(1,851)	1,399	10,906	—		—		394
MainStay Epoch U.S. Equity Yield Fund Class I	6,212	1,391	(7,410)	210	(403)	—	36		214		—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	7,456	(43)	(218)	57	7,252	43		—		464
MainStay Floating Rate Fund Class I	1,264	10	(1,222)	7	(8)	51	3		—		5
MainStay Large Cap Growth Fund Class I	12,650	2,223	(14,422)	2,564	(3,015)	—	7		1,781		—
MainStay Large Cap Growth Fund Class R6	—	14,354	(557)	(2,541)	2,475	13,731	—		—		1,309
MainStay MAP Equity Fund Class I	8,537	1,593	(2,344)	131	(771)	7,146	60		835		173
MainStay MacKay Common Stock Fund Class I (c)	9,787	910	(1,668)	315	56	9,400	110		—		368
MainStay MacKay Convertible Fund Class I (d)	1,960	253	(27)	(1)	(55)	2,130	21		113		123
MainStay MacKay Growth Fund Class I (e)	3,153	233	(79)	1	80	3,388	9		118		95
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	9	1	(10)	1	(1)	—	0	(a)	0	(a)	—
MainStay MacKay High Yield Corporate Bond Fund Class R6 (f)	—	3	(2)	0 (a)	0 (a)	1	0	(a)	0	(a)	0	(b)
MainStay MacKay International Equity Fund Class I (j)	2,846	154	(225)	10	124	2,909	23		—		169
MainStay MacKay S&P 500 Index Fund Class I (g)	5,244	1,143	(151)	(7)	(531)	5,698	90		638		118
MainStay MacKay Short Duration High Yield Fund Class I (h)	1,902	248	(1,060)	6	(24)	1,072	35		—		109
MainStay MacKay Total Return Bond Fund Class I (i)	724	552	(1,248)	(12)	(16)	—	7		—		—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—	277	(4)	(1)	(1)	271	1		—		26

	$90,598	$66,295	$(49,613)	$749	$(4,635)	$103,394	$808		$5,632

105

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2060 Fund

Affiliated Investment Companies	Value, Beginning of Period		Purchases at Cost		Proceeds from Sales		Net Realized Gain/ (Loss) on sales		Change in Unrealized Appreciation/ Depreciation		Value, End of Period	Dividend Income		Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE Europe ETF	$123		$21		$—		$—		$0	(a)	$144	$1		$—	7
IQ 50 Percent Hedged FTSE International ETF	221		287		(17)		(1)		3		493	4		—	23
IQ Chaikin U.S. Large Cap ETF	—		566		(10)		(1)		(9)		546	1		—	22
IQ Chaikin U.S. Small Cap ETF	349		253		(7)		(1)		(13)		581	2		—	21
IQ Enhanced Core Plus Bond U.S. ETF	5		—		(4)		(0	)(a)	(0	)(a)	1	0	(a)	—	0	(b)
IQ Global Resources ETF	120		66		(0	)(a)	(0	)(a)	0	(a)	186	—		—	7
MainStay Epoch International Choice Fund Class I	807		193		(15)		(1)		(6)		978	11		—	27
MainStay Epoch International Small Cap Fund Class I	358		100		(395)		16		(79)		—	8		60	—
MainStay Epoch U.S. All Cap Fund Class I	930		151		(1,019)		158		(220)		—	1		108	—
MainStay Epoch U.S. All Cap Fund Class R6	—		1,039		—		(156)		117		1,000	—		—	36
MainStay Epoch U.S. Equity Yield Fund Class I	553		80		(615)		4		(22)		—	3		19	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—		641		(2)		(4)		(10)		625	4		—	40
MainStay Floating Rate Fund Class I	48		0	(a)	(48)		0	(a)	(0	)(a)	—	0	(a)	—	—
MainStay Large Cap Growth Fund Class I	1,147		195		(1,299)		197		(240)		—	1		160	—
MainStay Large Cap Growth Fund Class R6	—		1,293		(8)		(196)		189		1,278	—		—	122
MainStay MAP Equity Fund Class I	632		133		(130)		1		(51)		585	5		62	14
MainStay MacKay Common Stock Fund Class I (c)	737		77		(22)		0	(a)	25		817	8		—	32
MainStay MacKay Convertible Fund Class I (d)	146		14		(153)		2		(8)		1	1		8	0	(b)
MainStay MacKay Growth Fund Class I (e)	211		17		(3)		0	(a)	6		231	1		8	6
MainStay MacKay High Yield Corporate Bond Fund Class I (f)	0	(a)	0	(a)	(0	)(a)	0	(a)	(0	)(a)	—	0	(a)	—	—
MainStay MacKay International Equity Fund Class I (j)	264		21		(39)		3		10		259	2		—	15
MainStay MacKay S&P 500 Index Fund Class I (g)	283		64		(3)		(0	)(a)	(29)		315	5		35	7
MainStay MacKay Short Duration High Yield Fund Class I (h)	29		1		(28)		(0	)(a)	0	(a)	2	0	(a)	—	0	(b)
MainStay MacKay Total Return Bond Fund Class I (i)	1		0	(a)	(1)		0	(a)	(0	)(a)	—	0	(a)	—	—
MainStay MacKay Total Return Bond Fund Class R6 (i)	—		1		—		—		(0	)(a)	1	0	(a)	—	0	(b)

	$6,964		$5,213		$(3,818)		$21		$(337)		$8,043	$58		$460

(a)	Less than $500.

(b)	Less than 500 shares.

(c)	Prior to February 28, 2018, known as MainStay Common Stock Fund Class I.

(d)	Prior to February 28, 2018, known as MainStay Convertible Fund Class I.

(e)	Prior to February 28, 2018, known as MainStay Conrnerstone Growth Fund Class I.

(f)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I and Class R6, respectively.

(g)	Prior to February 28, 2018, known as MainStay S&P 500 Index Fund Class I.

(h)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.

(i)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.

(j)	Prior to February 28, 2018, known as MainStay International Equity Fund Class I.

106	MainStay Target Date Funds

(G)  Capital.  As of April 30, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$1,799,994	6.4%
Class R1	27,112	1.3
Class R3	11,830	16.9

MainStay Retirement 2020 Fund
Class I	$12,171,976	12.9%
Class R1	28,365	1.3
Class R3	11,301	19.4

MainStay Retirement 2030 Fund
Class I	$26,361,566	12.3%
Class R1	29,570	0.7

MainStay Retirement 2040 Fund
Class I	$23,517,487	12.8%
Class R1	30,380	0.5
Class R3	13,099	5.6

MainStay Retirement 2050 Fund
Class I	$20,011,571	20.4%
Class R1	30,846	0.6

MainStay Retirement 2060 Fund
Class A	$35,008	14.3%
Investor Class	34,918	9.3
Class I	6,863,730	86.4
Class R1	35,130	3.4
Class R2	34,872	100.0
Class R3	34,749	34.1

Note 4–Federal Income Tax

As of April 30, 2018, the cost and unrealized appreciation (depreciation) of each Retirement Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay Retirement 2010 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$34,906,537	$2,183,566	$(1,073,443)	$1,110,123

MainStay Retirement 2020 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$112,885,008	$13,725,454	$(2,815,908)	$10,909,545

MainStay Retirement 2030 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$232,703,981	$34,980,134	$(5,010,325)	$29,969,808

MainStay Retirement 2040 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$199,590,166	$30,271,134	$(3,606,720)	$26,664,414

MainStay Retirement 2050 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$107,301,905	$18,378,030	$(2,233,856)	$16,144,174

MainStay Retirement 2060 Fund

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,454,870	$1,168,832	$(26,922)	$1,141,910

During the year ended October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2017
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,360,002	$1,098,516	$2,458,518
MainStay Retirement 2020 Fund	3,315,005	3,245,611	6,560,616
MainStay Retirement 2030 Fund	4,723,441	6,572,706	11,296,147
MainStay Retirement 2040 Fund	3,282,036	5,742,443	9,024,479
MainStay Retirement 2050 Fund	1,510,181	3,292,630	4,802,811
MainStay Retirement 2060 Fund	159,507	—	159,507

107

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 1, 2017, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 31, 2018, although the Retirement Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2018, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Retirement Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Retirement Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2018, there were no interfund loans made or outstanding with respect to the Retirement Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2018, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$20,882	$7,687
MainStay Retirement 2020 Fund	78,813	115,164
MainStay Retirement 2030 Fund	125,219	42,898
MainStay Retirement 2040 Fund	127,332	37,683
MainStay Retirement 2050 Fund	62,611	22,805
MainStay Retirement 2060 Fund	3,564	1,325

Note 9–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	17,893	$177,332
Shares issued to shareholders in reinvestment of dividends and distributions	55,997	547,091
Shares redeemed	(117,300)	(1,150,567)

Net increase (decrease) in shares outstanding before conversion	(43,410)	(426,144)
Shares converted into Class A (See Note 1)	13,217	137,229
Shares converted from Class A (See Note 1)	(2,199)	(21,194)

Net increase (decrease)	(32,392)	$(310,109)

Year ended October 31, 2017:
Shares sold	259,775	$2,649,395
Shares issued to shareholders in reinvestment of dividends and distributions	38,009	372,105
Shares redeemed	(460,294)	(4,684,900)

Net increase (decrease) in shares outstanding before conversion	(162,510)	(1,663,400)
Shares converted into Class A (See Note 1)	84,475	886,319
Shares converted from Class A (See Note 1)	(2,205)	(22,271)

Net increase (decrease)	(80,240)	$(799,352)

108	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	8,687	$87,155
Shares issued to shareholders in reinvestment of dividends and distributions	5,657	55,669
Shares redeemed	(7,885)	(78,045)

Net increase (decrease) in shares outstanding before conversion	6,459	64,779
Shares converted into Investor Class (See Note 1)	2,183	21,194
Shares converted from Investor Class (See Note 1)	(13,144)	(137,229)

Net increase (decrease)	(4,502)	$(51,256)

Year ended October 31, 2017:
Shares sold	32,758	$335,085
Shares issued to shareholders in reinvestment of dividends and distributions	7,392	72,729
Shares redeemed	(40,438)	(414,055)

Net increase (decrease) in shares outstanding before conversion	(288)	(6,241)
Shares converted into Investor Class (See Note 1)	2,194	22,271
Shares converted from Investor Class (See Note 1)	(84,151)	(886,319)

Net increase (decrease)	(82,245)	$(870,289)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	177,731	$1,779,557
Shares issued to shareholders in reinvestment of dividends and distributions	283,278	2,787,451
Shares redeemed	(268,772)	(2,692,727)

Net increase (decrease)	192,237	$1,874,281

Year ended October 31, 2017:
Shares sold	414,544	$4,273,976
Shares issued to shareholders in reinvestment of dividends and distributions	192,634	1,899,370
Shares redeemed	(1,634,074)	(16,791,409)

Net increase (decrease)	(1,026,896)	$(10,618,063)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	195,168	$2,170,379
Shares issued to shareholders in reinvestment of dividends and distributions	19,623	199,172
Shares redeemed	(7,602)	(76,867)

Net increase (decrease)	207,189	$2,292,684

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	53	539

Net increase (decrease)	53	$539

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,712	$18,303
Shares issued to shareholders in reinvestment of dividends and distributions	2,874	28,278
Shares redeemed	(223,246)	(2,405,399)

Net increase (decrease)	(218,660)	$(2,358,818)

Year ended October 31, 2017:
Shares sold	13,021	$134,267
Shares issued to shareholders in reinvestment of dividends and distributions	11,380	112,096
Shares redeemed	(30,159)	(305,359)

Net increase (decrease)	(5,758)	$(58,996)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	5	$52
Shares issued to shareholders in reinvestment of dividends and distributions	623	6,250

Net increase (decrease)	628	$6,302

Year ended October 31, 2017:
Shares sold	2,350	$25,046
Shares issued to shareholders in reinvestment of dividends and distributions	167	1,679
Shares redeemed	(12)	(127)

Net increase (decrease)	2,505	$26,598

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	213,314	$2,307,828
Shares issued to shareholders in reinvestment of dividends and distributions	181,671	1,940,249
Shares redeemed	(219,153)	(2,389,502)

Net increase (decrease) in shares outstanding before conversion	175,832	1,858,575
Shares converted into Class A (See Note 1)	46,218	520,051
Shares converted from Class A (See Note 1)	(2,399)	(25,312)

Net increase (decrease)	219,651	$2,353,314

Year ended October 31, 2017:
Shares sold	668,529	$7,151,569
Shares issued to shareholders in reinvestment of dividends and distributions	87,745	898,514
Shares redeemed	(1,103,833)	(11,997,238)

Net increase (decrease) in shares outstanding before conversion	(347,559)	(3,947,155)
Shares converted into Class A (See Note 1)	577,095	6,485,711
Shares converted from Class A (See Note 1)	(9,679)	(102,342)

Net increase (decrease)	219,857	$2,436,214

109

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	70,652	$773,680
Shares issued to shareholders in reinvestment of dividends and distributions	25,122	269,305
Shares redeemed	(22,602)	(243,372)

Net increase (decrease) in shares outstanding before conversion	73,172	799,613
Shares converted into Investor Class (See Note 1)	2,392	25,312
Shares converted from Investor Class (See Note 1)	(46,126)	(520,051)

Net increase (decrease)	29,438	$304,874

Year ended October 31, 2017:
Shares sold	181,593	$1,963,129
Shares issued to shareholders in reinvestment of dividends and distributions	33,262	341,269
Shares redeemed	(136,340)	(1,466,014)

Net increase (decrease) in shares outstanding before conversion	78,515	838,384
Shares converted into Investor Class (See Note 1)	2,612	28,009
Shares converted from Investor Class (See Note 1)	(576,566)	(6,485,711)

Net increase (decrease)	(495,439)	$(5,619,318)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	609,318	$6,661,876
Shares issued to shareholders in reinvestment of dividends and distributions	793,383	8,512,994
Shares redeemed	(756,812)	(8,188,480)

Net increase (decrease)	645,889	$6,986,390

Year ended October 31, 2017:
Shares sold	1,288,531	$14,030,153
Shares issued to shareholders in reinvestment of dividends and distributions	506,514	5,212,029
Shares redeemed	(4,567,356)	(49,605,705)

Net increase (decrease) in shares outstanding before conversion	(2,772,311)	(30,363,523)
Shares converted into Class I (See Note 1)	7,022	74,333

Net increase (decrease)	(2,765,289)	$(30,289,190)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	184,991	$2,213,903
Shares issued to shareholders in reinvestment of dividends and distributions	17,010	187,111
Shares redeemed	(4,606)	(50,791)

Net increase (decrease)	197,395	$2,350,223

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	51	536

Net increase (decrease)	51	$536

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	4,740	$53,018
Shares issued to shareholders in reinvestment of dividends and distributions	5,426	58,327
Shares redeemed	(202,782)	(2,366,725)

Net increase (decrease)	(192,616)	$(2,255,380)

Year ended October 31, 2017:
Shares sold	28,291	$306,307
Shares issued to shareholders in reinvestment of dividends and distributions	9,655	99,539
Shares redeemed	(55,732)	(593,300)

Net increase (decrease)	(17,786)	$(187,454)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	881	$9,668
Shares issued to shareholders in reinvestment of dividends and distributions	550	5,993
Shares redeemed	(2,232)	(24,055)

Net increase (decrease)	(801)	$(8,394)

Year ended October 31, 2017:
Shares sold	2,544	$27,705
Shares issued to shareholders in reinvestment of dividends and distributions	317	3,300
Shares redeemed	(5,815)	(62,159)

Net increase (decrease)	(2,954)	$(31,154)

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	381,106	$4,440,087
Shares issued to shareholders in reinvestment of dividends and distributions	163,996	1,879,390
Shares redeemed	(162,328)	(1,881,018)

Net increase (decrease) in shares outstanding before conversion	382,774	4,438,459
Shares converted into Class A (See Note 1)	103,304	1,222,841
Shares converted from Class A (See Note 1)	(3,549)	(40,254)

Net increase (decrease)	482,529	$5,621,046

Year ended October 31, 2017:
Shares sold	865,895	$9,337,670
Shares issued to shareholders in reinvestment of dividends and distributions	103,016	1,064,151
Shares redeemed	(1,174,273)	(13,060,055)

Net increase (decrease) in shares outstanding before conversion	(205,362)	(2,658,234)
Shares converted into Class A (See Note 1)	1,068,901	12,360,630
Shares converted from Class A (See Note 1)	(1,712)	(18,681)

Net increase (decrease)	861,827	$9,683,715

110	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	156,447	$1,822,696
Shares issued to shareholders in reinvestment of dividends and distributions	34,356	395,092
Shares redeemed	(58,037)	(679,394)

Net increase (decrease) in shares outstanding before conversion	132,766	1,538,394
Shares converted into Investor Class (See Note 1)	3,540	40,254
Shares converted from Investor Class (See Note 1)	(103,183)	(1,222,841)

Net increase (decrease)	33,123	$355,807

Year ended October 31, 2017:
Shares sold	443,310	$4,890,801
Shares issued to shareholders in reinvestment of dividends and distributions	64,003	661,791
Shares redeemed	(179,684)	(1,982,094)

Net increase (decrease) in shares outstanding before conversion	327,629	3,570,498
Shares converted into Investor Class (See Note 1)	1,710	18,681
Shares converted from Investor Class (See Note 1)	(1,068,886)	(12,360,630)

Net increase (decrease)	(739,547)	$(8,771,451)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,163,334	$13,649,392
Shares issued to shareholders in reinvestment of dividends and distributions	1,085,269	12,534,858
Shares redeemed	(693,791)	(8,120,017)

Net increase (decrease)	1,554,812	$18,064,233

Year ended October 31, 2017:
Shares sold	2,276,447	$25,370,651
Shares issued to shareholders in reinvestment of dividends and distributions	897,925	9,347,404
Shares redeemed	(4,402,893)	(49,105,304)

Net increase (decrease)	(1,228,521)	$(14,387,249)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	344,185	$4,289,265
Shares issued to shareholders in reinvestment of dividends and distributions	20,735	244,473
Shares redeemed	(2,026)	(24,161)

Net increase (decrease)	362,894	$4,509,577

Year ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	64	675

Net increase (decrease)	64	$675

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	10,800	$126,882
Shares issued to shareholders in reinvestment of dividends and distributions	6,246	71,704
Shares redeemed	(364,790)	(4,422,547)

Net increase (decrease)	(347,744)	$(4,223,961)

Year ended October 31, 2017:
Shares sold	52,512	$574,204
Shares issued to shareholders in reinvestment of dividends and distributions	19,851	205,258
Shares redeemed	(68,270)	(749,378)

Net increase (decrease)	4,093	$30,084

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,174	$13,816
Shares issued to shareholders in reinvestment of dividends and distributions	1,738	20,210
Shares redeemed	(508)	(6,198)

Net increase (decrease)	2,404	$27,828

Year ended October 31, 2017:
Shares sold	23,840	$266,944
Shares issued to shareholders in reinvestment of dividends and distributions	1,577	16,528
Shares redeemed	(30,249)	(333,711)

Net increase (decrease)	(4,832)	$(50,239)

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	245,211	$2,970,130
Shares issued to shareholders in reinvestment of dividends and distributions	99,305	1,189,675
Shares redeemed	(129,723)	(1,568,643)

Net increase (decrease) in shares outstanding before conversion	214,793	2,591,162
Shares converted into Class A (See Note 1)	111,911	1,380,539
Shares converted from Class A (See Note 1)	(395)	(4,693)

Net increase (decrease)	326,309	$3,967,008

Year ended October 31, 2017:
Shares sold	764,705	$8,416,749
Shares issued to shareholders in reinvestment of dividends and distributions	63,988	670,590
Shares redeemed	(904,967)	(10,336,507)

Net increase (decrease) in shares outstanding before conversion	(76,274)	(1,249,168)
Shares converted into Class A (See Note 1)	939,837	11,179,910
Shares converted from Class A (See Note 1)	(3,524)	(39,842)

Net increase (decrease)	860,039	$9,890,900

111

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	190,705	$2,332,942
Shares issued to shareholders in reinvestment of dividends and distributions	34,890	420,789
Shares redeemed	(55,031)	(676,123)

Net increase (decrease) in shares outstanding before conversion	170,564	2,077,608
Shares converted into Investor Class (See Note 1)	393	4,693
Shares converted from Investor Class (See Note 1)	(111,287)	(1,380,539)

Net increase (decrease)	59,670	$701,762

Year ended October 31, 2017:
Shares sold	475,201	$5,364,974
Shares issued to shareholders in reinvestment of dividends and distributions	64,183	675,849
Shares redeemed	(197,045)	(2,213,428)

Net increase (decrease) in shares outstanding before conversion	342,339	3,827,395
Shares converted into Investor Class (See Note 1)	3,509	39,842
Shares converted from Investor Class (See Note 1)	(935,879)	(11,179,910)

Net increase (decrease)	(590,031)	$(7,312,673)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,162,843	$14,285,609
Shares issued to shareholders in reinvestment of dividends and distributions	744,002	9,017,301
Shares redeemed	(349,948)	(4,301,499)

Net increase (decrease)	1,556,897	$19,001,411

Year ended October 31, 2017:
Shares sold	2,064,459	$23,548,366
Shares issued to shareholders in reinvestment of dividends and distributions	701,930	7,433,442
Shares redeemed	(3,248,722)	(37,350,322)

Net increase (decrease)	(482,333)	$(6,368,514)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	448,121	$5,795,643
Shares issued to shareholders in reinvestment of dividends and distributions	22,761	281,104
Shares redeemed	(1,920)	(23,764)

Net increase (decrease)	468,962	$6,052,983

Year ended October 31, 2017:
Shares sold	88	$993
Shares issued to shareholders in reinvestment of dividends and distributions	77	828

Net increase (decrease)	165	$1,821

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	35,987	$435,663
Shares issued to shareholders in reinvestment of dividends and distributions	3,068	37,000
Shares redeemed	(487,658)	(6,149,502)

Net increase (decrease)	(448,603)	$(5,676,839)

Year ended October 31, 2017:
Shares sold	51,425	$580,611
Shares issued to shareholders in reinvestment of dividends and distributions	22,949	241,656
Shares redeemed	(33,660)	(384,736)

Net increase (decrease)	40,714	$437,531

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	7,332	$89,812
Shares issued to shareholders in reinvestment of dividends and distributions	581	7,067
Shares redeemed	(533)	(6,721)

Net increase (decrease)	7,380	$90,158

Year ended October 31, 2017:
Shares sold	10,698	$120,452
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,132
Shares redeemed	(1,224)	(14,056)

Net increase (decrease)	9,581	$107,528

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	95,825	$1,172,726
Shares issued to shareholders in reinvestment of dividends and distributions	42,787	514,300
Shares redeemed	(50,829)	(619,909)

Net increase (decrease) in shares outstanding before conversion	87,783	1,067,117
Shares converted into Class A (See Note 1)	108,986	1,353,075
Shares converted from Class A (See Note 1)	(3,423)	(41,461)

Net increase (decrease)	193,346	$2,378,731

Year ended October 31, 2017:
Shares sold	362,461	$4,004,392
Shares issued to shareholders in reinvestment of dividends and distributions	20,595	213,782
Shares redeemed	(469,641)	(5,374,796)

Net increase (decrease) in shares outstanding before conversion	(86,585)	(1,156,622)
Shares converted into Class A (See Note 1)	472,690	5,618,948
Shares converted from Class A (See Note 1)	(3,792)	(42,259)

Net increase (decrease)	382,313	$4,420,067

112	MainStay Target Date Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	174,940	$2,133,345
Shares issued to shareholders in reinvestment of dividends and distributions	33,209	398,500
Shares redeemed	(49,496)	(604,381)

Net increase (decrease) in shares outstanding before conversion	158,653	1,927,464
Shares converted into Investor Class (See Note 1)	3,429	41,461
Shares converted from Investor Class (See Note 1)	(109,262)	(1,353,075)

Net increase (decrease)	52,820	$615,850

Year ended October 31, 2017:
Shares sold	371,824	$4,191,109
Shares issued to shareholders in reinvestment of dividends and distributions	41,994	435,058
Shares redeemed	(108,807)	(1,218,861)

Net increase (decrease) in shares outstanding before conversion	305,011	3,407,306
Shares converted into Investor Class (See Note 1)	3,799	42,259
Shares converted from Investor Class (See Note 1)	(473,868)	(5,618,948)

Net increase (decrease)	(165,058)	$(2,169,383)

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,035,644	$12,730,803
Shares issued to shareholders in reinvestment of dividends and distributions	407,686	4,928,922
Shares redeemed	(528,181)	(6,474,130)

Net increase (decrease)	915,149	$11,185,595

Year ended October 31, 2017:
Shares sold	1,612,243	$18,273,326
Shares issued to shareholders in reinvestment of dividends and distributions	376,663	3,932,362
Shares redeemed	(2,026,587)	(23,082,913)

Net increase (decrease)	(37,681)	$(877,225)

Class R1	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	397,443	$5,064,145
Shares issued to shareholders in reinvestment of dividends and distributions	20,475	248,770
Shares redeemed	(8,363)	(101,898)

Net increase (decrease)	409,555	$5,211,017

Year ended October 31, 2017:
Shares sold	64	$709
Shares issued to shareholders in reinvestment of dividends and distributions	119	1,244
Shares redeemed	(129)	(1,582)

Net increase (decrease)	54	$371

Class R2	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	15,129	$187,033
Shares issued to shareholders in reinvestment of dividends and distributions	1,451	17,497
Shares redeemed	(404,237)	(5,096,577)

Net increase (decrease)	(387,657)	$(4,892,047)

Year ended October 31, 2017:
Shares sold	63,198	$711,211
Shares issued to shareholders in reinvestment of dividends and distributions	20,554	213,552
Shares redeemed	(87,012)	(946,428)

Net increase (decrease)	(3,260)	$(21,665)

Class R3	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	1,719	$21,116
Shares issued to shareholders in reinvestment of dividends and distributions	1,071	12,972
Shares redeemed	(755)	(9,347)

Net increase (decrease)	2,035	$24,741

Year ended October 31, 2017:
Shares sold	18,766	$208,758
Shares issued to shareholders in reinvestment of dividends and distributions	651	6,813
Shares redeemed	(11,482)	(127,428)

Net increase (decrease)	7,935	$88,143

MainStay Retirement 2060 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	11,229	$149,387
Shares issued to shareholders in reinvestment of dividends and distributions	405	5,314
Shares redeemed	(3,966)	(53,300)

Net increase (decrease) in shares outstanding before conversion	7,668	101,401
Shares converted into Class A (See Note 1)	2,944	39,610
Shares converted from Class A (See Note 1)	(98)	(1,292)

Net increase (decrease)	10,514	$139,719

Period ended October 31, 2017:
Shares sold	4,426	$52,541
Shares issued to shareholders in reinvestment of dividends and distributions	109	1,208
Shares redeemed	(1,816)	(21,345)

Net increase (decrease) in shares outstanding before conversion	2,719	32,404
Shares converted into Class A (See Note 1)	3,634	46,667
Shares converted from Class A (See Note 1)	(665)	(8,829)

Net increase (decrease)	5,688	$70,242

113

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	19,057	$253,345
Shares issued to shareholders in reinvestment of dividends and distributions	632	8,297
Shares redeemed	(4,715)	(63,338)

Net increase (decrease) in shares outstanding before conversion	14,974	198,304
Shares converted into Investor Class (See Note 1)	98	1,292
Shares converted from Investor Class (See Note 1)	(2,951)	(39,610)

Net increase (decrease)	12,121	$159,986

Period ended October 31, 2017:
Shares sold	13,961	$166,150
Shares issued to shareholders in reinvestment of dividends and distributions	221	2,449
Shares redeemed	(2,508)	(30,638)

Net increase (decrease) in shares outstanding before conversion	11,674	137,961
Shares converted into Investor Class (See Note 1)	666	8,829
Shares converted from Investor Class (See Note 1)	(3,639)	(46,667)

Net increase (decrease)	8,701	$100,123

Class I	Shares	Amount
Six-month period ended April 30, 2018:
Shares sold	44,464	$595,449
Shares issued to shareholders in reinvestment of dividends and distributions	26,770	350,681
Shares redeemed	(2,112)	(28,243)

Net increase (decrease)	69,122	$917,887

Period ended October 31, 2017:
Shares sold	39,305	$492,076
Shares issued to shareholders in reinvestment of dividends and distributions	13,747	152,875
Shares redeemed	(771)	(9,937)

Net increase (decrease)	52,281	$635,014

Class R1	Shares	Amount
Period ended April 30, 2018:
Shares sold	72,593	$989,856
Shares issued to shareholders in reinvestment of dividends and distributions	3,269	42,828
Shares redeemed	(316)	(4,094)

Net increase (decrease)	75,546	$1,028,590

Period ended October 31, 2017:
Shares issued to shareholders in reinvestment of dividends and distributions	69	762

Net increase (decrease)	69	$762

Class R2	Shares	Amount
Period ended April 30, 2018:
Shares sold	3,654	$48,737
Shares issued to shareholders in reinvestment of dividends and distributions	107	1,408
Shares redeemed	(66,222)	(903,219)

Net increase (decrease)	(62,461)	$(853,074)

Period ended October 31, 2017:
Shares sold	67,036	$778,281
Shares issued to shareholders in reinvestment of dividends and distributions	65	723
Shares redeemed	(4,467)	(52,821)

Net increase (decrease)	62,634	$726,183

Class R3	Shares	Amount
Period ended April 30, 2018:
Shares sold	134	$1,786
Shares issued to shareholders in reinvestment of dividends and distributions	298	3,904
Shares redeemed	—	(2)

Net increase (decrease)	432	$5,688

Period ended October 31, 2017:
Shares sold	2,015	$25,448
Shares issued to shareholders in reinvestment of dividends and distributions	134	1,491
Shares redeemed	(43)	(534)

Net increase (decrease)	2,106	$26,405

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2018, events and transactions subsequent to April 30, 2018 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

114	MainStay Target Date Funds

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the continuation of the fund’s investment advisory agreement(s). At its December 12-13, 2017 in-person meeting, the Board of Trustees of the MainStay Group of Funds (“Board”), including Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, and MainStay Retirement 2060 Fund (the “Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2017 and December 2017, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Retirement Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Retirement Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Retirement Fund, if any, and, when applicable, the rationale for any differences in the Retirement Funds’ management fee and the fees charged to those other investment advisory clients. In addition, the Board considered the information requested and received on the profitability of the Retirement Funds to New York Life Investments and its affiliates together with responses from New York Life Investments to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Board and its Independent Trustees. The Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Agreement and investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also considered information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Retirement Funds by New York Life Investments. The structure and format for this information and regular reporting were developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year, and specifically in connection with its June meeting each year, the Board received information regarding the Retirement Funds’ distribution arrangements in response to a request letter prepared on behalf of, and in consultation with, the Board by independent legal counsel. In addition, the Board received information regarding the Retirement Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Retirement Funds. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to intermediaries that promote the sale, distribution, and/or servicing of Retirement Fund shares.

In considering the continuation of the Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Retirement Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Retirement Funds grow and the extent to which economies of scale have benefited or may benefit Retirement Fund shareholders; and (v) the reasonableness of each Retirement Fund’s management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Retirement Funds’ fees and expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of each Retirement Fund’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreement may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years and the Board’s regular review of Fund performance and operations throughout the year. In addition to considering the above-referenced factors, the Board observed that in the marketplace

115

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

there are a range of investment options available to shareholders of the Retirement Funds and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. The factors that figured prominently in the Board’s decision to approve the Agreement are summarized in more detail below. The Board evaluated the information available to it on a Fund-by-Fund basis, and its decision was made separately with respect to each Retirement Fund.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Retirement Funds as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Retirement Funds.

The Board also considered the full range of services that New York Life Investments provides to the Retirement Funds under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Retirement Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Retirement Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. The Board noted that the non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Retirement Funds, and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’

experience in serving as investment adviser to the Retirement Fund and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ policies, procedures and systems are reasonably designed to assure compliance with applicable laws and regulations, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Retirement Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Retirement Funds’ investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Retirement Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results over various periods in light of the Retirement Funds’ investment objective, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered investment reports on and analysis of the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Retirement Fund’s gross and net returns, the Retirement Fund’s investment performance compared to relevant investment categories and Fund benchmarks, the Retirement Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Fund as compared to peer funds.

The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Fund’s investment performance as well as discussions between the Retirement Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance Fund investment performance and the results of those actions. In evaluating the performance of the MainStay Retirement 2060 Fund, the Board recognized that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. In considering the each other Retirement Fund’s invest-

116	MainStay Target Date Funds

ment performance, the Board generally placed greater emphasis on the Fund’s long-term performance track record.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund, MainStay Retirement 2050 Fund, along with ongoing efforts by New York Life Investments to seek to enhance investment returns for each Retirement Fund, supported a determination to approve the continuation of the Agreement. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continued investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position in order to continue to provide high-quality services to the Retirement Funds. The Board also recognized that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged

Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds, and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the Retirement Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds, including reputational and other indirect benefits.

The Board observed that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board considered information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, which was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Retirement Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Agreement and the Retirement Funds’ total ordinary operating expenses. In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge

117

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Retirement Funds. The Board considered differences in the contractual management fee schedules of the Retirement Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Retirement Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Retirement Funds’ net management fee and expenses. The Board also considered that in proposing fees for the Retirement Funds, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments may continue to waive its management fees for the Retirement Funds, as disclosed in the Retirement Funds’ prospectus. The Board further considered its discussions with representatives from New York Life Investments regarding the management fees for the MainStay Retirement 2020 Fund and MainStay Retirement 2030 Fund.

The Board noted that, outside each of the Retirement Funds’ management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual Retirement Funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Retirement Funds.

The Board considered that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of Retirement Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Retirement Funds tends to be greater than for other open-end retail Retirement Funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund shareholders. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, T, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board requested and considered information regarding New York Life Investments’ rationale with respect to these groupings. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments during the past five years.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board considered whether each Retirement Fund’s expense structure permits economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Retirement Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for funds in the MainStay Group of Funds that had experienced significant increases of assets during the year. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

118	MainStay Target Date Funds

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreement or “interested persons” of any such party voting separately, unanimously voted to approve the continuation of the Agreement.

119

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Retirement Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Retirement Funds’ Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

120	MainStay Target Date Funds

This page intentionally left blank

This page intentionally left blank

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.4

Brussels, Belgium

Candriam France S.A.S.4

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC4

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC4

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1737583 MS126-18	MSRF10-06/18 (NYLIM) NL0C1

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:    /s/ Kirk C. Lehneis

Kirk C. Lehneis

President and Principal Executive Officer

Date:    July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Kirk C. Lehneis

Kirk C. Lehneis

President and Principal Executive Officer

Date:    July 5, 2018

By:    /s/ Jack R. Benintende

Jack R. Benintende

Treasurer and Principal Financial and Accounting Officer

Date:    July 5, 2018

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.